UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1.

Reports to Stockholders

Fidelity® International Small Cap Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	26.4%
United Kingdom	10.7%
Canada	6.1%
Cayman Islands	5.2%
Australia	4.1%
Taiwan	3.9%
Germany	3.9%
Netherlands	3.8%
United States of America*	3.1%
Other	32.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	96.9
Short-Term Investments and Net Other Assets (Liabilities)	3.1

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Arata Corp. (Japan, Distributors)	1.3
RHI Magnesita NV (Netherlands, Construction Materials)	1.3
Renesas Electronics Corp. (Japan, Semiconductors & Semiconductor Equipment)	1.2
Persol Holdings Co., Ltd. (Japan, Professional Services)	1.2
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.1
SITC International Holdings Co. Ltd. (Cayman Islands, Marine)	1.1
Tullett Prebon PLC (United Kingdom, Capital Markets)	1.0
Open Text Corp. (Canada, Software)	1.0
Hyundai Fire & Marine Insurance Co. Ltd. (Korea (South), Insurance)	1.0
North West Co., Inc. (Canada, Food & Staples Retailing)	0.9
11.1

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	23.7
Consumer Discretionary	13.9
Financials	10.3
Materials	10.0
Consumer Staples	9.8
Real Estate	9.3
Information Technology	8.9
Health Care	6.4
Energy	3.0
Communication Services	1.6

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 4.1%
GUD Holdings Ltd.	1,776,890	$10,547,526
Hansen Technologies Ltd.	4,481,185	8,148,548
Imdex Ltd.	13,853,042	9,599,862
Inghams Group Ltd. (a)	7,819,167	17,715,075
Nanosonics Ltd. (b)	1,887,880	8,413,235
National Storage (REIT) unit	8,888,431	9,983,322
Pact Group Holdings Ltd. (b)	3,348,128	4,141,644
Servcorp Ltd. (c)	5,058,615	8,600,957
SomnoMed Ltd. (a)(b)(c)	4,653,036	3,604,456

TOTAL AUSTRALIA		80,754,625

Austria - 2.3%
IMMOFINANZ Immobilien Anlagen AG	663,674	12,276,607
Mayr-Melnhof Karton AG	120,100	16,504,093
Wienerberger AG	853,000	15,937,659

TOTAL AUSTRIA		44,718,359

Belgium - 0.8%
Aedifica SA	39,700	3,841,513
Econocom Group SA	5,882,100	11,331,891

TOTAL BELGIUM		15,173,404

Bermuda - 0.5%
Hiscox Ltd.	1,046,720	9,262,684
Brazil - 0.6%
Estacio Participacoes SA	2,221,300	12,397,517
Canada - 6.1%
CCL Industries, Inc. Class B	358,600	11,209,229
Computer Modelling Group Ltd.	1,590,180	5,346,487
ECN Capital Corp.	2,694,400	7,646,022
Genesis Land Development Corp. (b)(c)	2,969,722	2,410,852
Lassonde Industries, Inc. Class A (sub. vtg.)	162,199	16,403,429
McCoy Global, Inc. (b)	1,328,570	353,153
North West Co., Inc.	967,100	18,272,733
Open Text Corp.	522,296	19,736,894
Richelieu Hardware Ltd.	634,100	12,044,688
TFI International, Inc. (Canada)	483,500	13,407,881
Total Energy Services, Inc.	611,300	733,411
Western Forest Products, Inc. (a)	13,914,875	9,296,910
Whitecap Resources, Inc.	2,982,553	3,921,170

TOTAL CANADA		120,782,859

Cayman Islands - 5.2%
AMVIG Holdings Ltd.	35,672,000	6,818,769
ASM Pacific Technology Ltd.	1,145,800	11,577,974
Best Pacific International Holdings Ltd.	17,846,000	2,652,357
China Metal Recycling (Holdings) Ltd. (b)(d)	436,800	1
Haitian International Holdings Ltd.	7,330,000	12,969,292
Impro Precision Industries Ltd. (e)	15,697,300	5,135,425
Pico Far East Holdings Ltd.	51,988,061	7,423,035
Precision Tsugami China Corp. Ltd.	12,672,453	10,444,001
SITC International Holdings Co. Ltd.	21,015,000	20,759,912
Tongcheng-Elong Holdings Ltd. (b)	1,103,600	1,860,944
Value Partners Group Ltd.	22,126,000	8,782,106
Xingda International Holdings Ltd.	60,321,591	14,358,896

TOTAL CAYMAN ISLANDS		102,782,712

China - 1.4%
Qingdao Port International Co. Ltd. (H Shares) (e)	26,926,000	14,489,201
Weifu High-Technology Group Co. Ltd. (B Shares)	7,848,986	13,375,046

TOTAL CHINA		27,864,247

Denmark - 1.3%
Jyske Bank A/S (Reg.) (b)	316,603	8,555,267
Scandinavian Tobacco Group A/S (e)	526,528	6,070,044
Spar Nord Bank A/S	1,685,026	11,680,174

TOTAL DENMARK		26,305,485

Finland - 1.4%
Ahlstrom-Munksjo OYJ	754,445	10,565,974
Asiakastieto Group Oyj (a)(e)	249,564	8,778,859
Olvi PLC (A Shares)	210,138	8,865,770

TOTAL FINLAND		28,210,603

France - 2.7%
Altarea SCA	81,424	9,957,900
Lectra	200,235	3,159,756
Maisons du Monde SA (e)	1,213,007	10,959,862
Rexel SA	764,700	7,164,870
The Vicat Group (a)	393,256	11,032,309
Thermador Groupe SA	212,266	10,304,698

TOTAL FRANCE		52,579,395

Germany - 3.9%
CTS Eventim AG	218,900	9,101,107
DIC Asset AG	1,069,300	14,155,252
DWS Group GmbH & Co. KGaA (e)	355,700	11,265,042
JOST Werke AG (e)	503,872	13,666,161
Takkt AG	1,271,000	10,348,692
Talanx AG	500,700	17,876,388

TOTAL GERMANY		76,412,642

Greece - 0.9%
Mytilineos SA	2,398,716	17,874,704
Hong Kong - 2.1%
Dah Sing Banking Group Ltd.	10,539,200	10,346,385
Far East Horizon Ltd.	14,766,000	11,953,587
Magnificent Hotel Investment Ltd.	316,412,000	5,047,627
Sino Land Ltd.	9,590,837	13,403,486

TOTAL HONG KONG		40,751,085

India - 1.6%
Cyient Ltd.	1,428,166	4,332,286
Embassy Office Parks (REIT)	1,985,800	9,748,773
L&T Technology Services Ltd.	562,833	9,177,596
Oberoi Realty Ltd. (b)	1,957,500	8,858,711

TOTAL INDIA		32,117,366

Indonesia - 0.9%
PT ACE Hardware Indonesia Tbk	61,050,100	6,213,951
PT Media Nusantara Citra Tbk	67,557,800	4,119,960
PT Selamat Sempurna Tbk	88,504,400	7,370,931

TOTAL INDONESIA		17,704,842

Ireland - 1.5%
Irish Residential Properties REIT PLC	11,551,000	16,303,714
Mincon Group PLC (c)	11,680,944	10,368,456
Origin Enterprises PLC	920,300	2,687,681

TOTAL IRELAND		29,359,851

Italy - 1.7%
Banca Generali SpA	464,900	11,544,379
MARR SpA	501,800	6,576,774
Recordati SpA	369,511	16,063,519

TOTAL ITALY		34,184,672

Japan - 26.4%
Aeon Delight Co. Ltd.	623,200	17,944,258
Arata Corp.	624,000	25,933,374
Arc Land Sakamoto Co. Ltd.	1,398,400	13,486,875
Aucnet, Inc.	623,530	6,333,203
Central Automotive Products Ltd.	374,100	6,379,378
DaikyoNishikawa Corp.	2,342,200	11,763,927
Daiwa Industries Ltd.	1,506,700	13,057,177
Dexerials Corp.	1,903,700	12,612,689
DTS Corp.	180,500	3,483,348
GMO Internet, Inc.	772,000	16,970,116
Iida Group Holdings Co. Ltd.	461,751	6,191,676
Inaba Denki Sangyo Co. Ltd.	518,200	11,115,840
Isuzu Motors Ltd.	2,169,400	16,486,477
Jm Holdings Co. Ltd.	494,200	12,157,555
JSR Corp.	350,100	6,655,211
Kenedix, Inc.	3,366,700	15,435,087
Kirindo Holdings Co. Ltd. (c)	647,909	12,793,358
Meitec Corp.	205,400	9,139,310
Mirait Holdings Corp.	814,700	10,673,887
Mitani Shoji Co. Ltd.	306,800	18,010,902
Morinaga & Co. Ltd.	203,700	8,418,297
Nihon Parkerizing Co. Ltd.	2,030,400	20,906,602
Nishimoto Co. Ltd.	501,400	8,526,814
NOF Corp.	375,700	12,533,253
NSD Co. Ltd.	800,300	11,514,357
PALTAC Corp.	240,700	12,650,123
Paramount Bed Holdings Co. Ltd.	388,400	16,141,863
Persol Holdings Co., Ltd.	1,948,300	22,893,410
Renesas Electronics Corp. (b)	4,403,900	23,801,538
Ricoh Leasing Co. Ltd.	382,000	10,269,487
S Foods, Inc.	710,969	15,191,277
San-Ai Oil Co. Ltd.	1,533,100	15,728,865
Santen Pharmaceutical Co. Ltd.	570,900	10,129,000
SG Holdings Co. Ltd.	318,100	8,868,799
Shinsei Bank Ltd.	890,300	10,739,624
Ship Healthcare Holdings, Inc.	307,800	13,996,776
Taiheiyo Cement Corp.	298,800	5,865,701
THK Co. Ltd.	591,700	14,374,150
TKC Corp.	262,700	13,096,445
Tsuruha Holdings, Inc.	86,700	11,617,630
Yamada Consulting Group Co. Ltd.	496,380	5,212,880

TOTAL JAPAN		519,100,539

Korea (South) - 1.0%
Hyundai Fire & Marine Insurance Co. Ltd.	893,556	19,197,435
Luxembourg - 1.3%
B&M European Value Retail SA	3,380,300	14,168,920
Stabilus SA	267,500	11,450,044

TOTAL LUXEMBOURG		25,618,964

Mexico - 1.4%
Credito Real S.A.B. de CV	6,947,800	4,180,038
Genomma Lab Internacional SA de CV (b)	14,074,348	11,334,928
Gruma S.A.B. de CV Series B	1,325,700	12,584,826

TOTAL MEXICO		28,099,792

Netherlands - 3.8%
AerCap Holdings NV (b)	297,600	8,368,512
Amsterdam Commodities NV	788,455	16,969,518
Arcadis NV	572,058	8,895,566
Intertrust NV (e)	779,900	12,289,916
RHI Magnesita NV	829,974	25,527,502
Van Lanschot NV (Bearer)	184,017	2,823,170

TOTAL NETHERLANDS		74,874,184

New Zealand - 0.9%
EBOS Group Ltd.	1,279,174	17,276,492
Philippines - 1.4%
Altus San Nicolas Corp. (d)	433,681	44,523
Century Pacific Food, Inc.	39,638,200	11,181,915
Jollibee Food Corp.	1,740,050	4,910,099
Robinsons Land Corp.	35,274,000	10,409,770

TOTAL PHILIPPINES		26,546,307

Romania - 0.5%
Banca Transilvania SA	21,820,136	9,398,607
Singapore - 2.3%
Boustead Singapore Ltd.	12,196,612	5,176,668
Hour Glass Ltd.	13,304,580	5,840,383
HRnetgroup Ltd.	17,015,500	6,486,108
Mapletree Industrial (REIT)	9,073,716	16,290,554
Wing Tai Holdings Ltd.	9,317,200	11,390,874

TOTAL SINGAPORE		45,184,587

Spain - 1.3%
Laboratorios Farmaceuticos ROVI SA	474,932	13,479,765
Prosegur Compania de Seguridad SA (Reg.)	5,722,185	12,591,478

TOTAL SPAIN		26,071,243

Sweden - 1.8%
Dustin Group AB (e)	2,934,679	14,978,327
Granges AB	1,584,221	11,575,708
John Mattson Fastighetsforetag (b)	627,800	8,938,357

TOTAL SWEDEN		35,492,392

Taiwan - 3.9%
King's Town Bank	10,796,000	11,519,172
Lumax International Corp. Ltd.	4,827,600	10,465,272
Makalot Industrial Co. Ltd.	1,149,000	4,883,553
Sporton International, Inc.	1,786,740	11,768,649
Test Research, Inc.	7,615,000	13,164,982
Tripod Technology Corp.	3,360,000	11,850,900
Yageo Corp. unit (e)	109,000	7,153,239
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,551,000	5,866,454

TOTAL TAIWAN		76,672,221

Thailand - 1.0%
Star Petroleum Refining PCL	97,763,800	17,531,332
TISCO Financial Group PCL	1,296,100	2,911,178

TOTAL THAILAND		20,442,510

United Kingdom - 10.7%
Alliance Pharma PLC	17,604,410	16,740,430
Anhui Heli Co. Ltd. ELS (UBS AG London Branch Bank Warrant Program) Class A warrants 1/21/22 (b)(e)	8,436,556	10,947,354
Big Yellow Group PLC	45,900	619,734
Bodycote PLC	1,121,200	8,239,903
Bond International Software PLC (b)(d)	899,666	11
Informa PLC (f)	809,186	4,469,832
ITE Group PLC	17,284,530	4,974,414
John Wood Group PLC	6,441,900	16,438,099
Luxfer Holdings PLC sponsored	1,078,459	14,634,689
McColl's Retail Group PLC (a)(c)	9,602,129	5,212,463
Mears Group PLC	5,257,440	10,892,772
Moneysupermarket.com Group PLC	3,029,193	12,117,293
PayPoint PLC	726,111	6,045,088
Savills PLC	1,089,300	13,239,543
Ten Entertainment Group PLC (c)	4,668,735	9,320,231
Topps Tiles PLC (c)	11,029,354	5,000,930
Tullett Prebon PLC	4,775,184	20,412,684
Ultra Electronics Holdings PLC	533,981	13,255,942
Victrex PLC	477,800	12,011,710
Vistry Group PLC	1,224,704	12,463,519
Volution Group PLC	6,328,501	13,151,733

TOTAL UNITED KINGDOM		210,188,374

TOTAL COMMON STOCKS
(Cost $2,188,310,905)		1,903,400,699

Nonconvertible Preferred Stocks - 0.2%
Brazil - 0.2%
Banco ABC Brasil SA
(Cost $6,327,913)	1,785,926	4,693,150

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.16% (g)	45,561,628	45,575,296
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	20,440,110	20,442,154
TOTAL MONEY MARKET FUNDS
(Cost $66,010,042)		66,017,450
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $2,260,648,860)		1,974,111,299
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(6,713,958)
NET ASSETS - 100%		$1,967,397,341

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $115,733,430 or 5.9% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$639,543
Fidelity Securities Lending Cash Central Fund	113,950
Total	$753,493

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Genesis Land Development Corp.	$4,820,743	$524,035	$--	$--	$--	$(2,933,926)	$2,410,852
Kirindo Holdings Co. Ltd.	12,969,727	--	--	117,207	--	(176,369)	12,793,358
McColl's Retail Group PLC	5,671,782	--	--	--	--	(459,319)	5,212,463
Mincon Group PLC	10,176,939	2,581,048	--	219	--	(2,389,531)	10,368,456
Servcorp Ltd.	15,135,173	131,039	--	321,780	--	(6,665,255)	8,600,957
SomnoMed Ltd.	7,022,858	589,626	296,441	--	110,189	(3,821,776)	3,604,456
Ten Entertainment Group PLC	14,596,790	1,446,815	1,333,854	209,786	239,919	(5,629,439)	9,320,231
Topps Tiles PLC	6,354,270	3,738,943	--	194,979	--	(5,092,283)	5,000,930
Total	$76,748,282	$9,011,506	$1,630,295	$843,971	$350,108	$(27,167,898)	$57,311,703

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$30,088,348	$14,075,521	$16,012,827	$--
Consumer Discretionary	278,041,637	169,515,520	108,526,117	--
Consumer Staples	191,245,159	162,348,169	28,896,990	--
Energy	60,052,517	42,521,185	17,531,332	--
Financials	205,056,579	148,804,527	56,252,052	--
Health Care	127,180,464	97,886,281	29,294,183	--
Industrials	462,536,051	344,716,573	117,819,478	--
Information Technology	171,934,974	122,860,273	49,074,690	11
Materials	196,048,591	152,180,452	43,868,138	1
Real Estate	185,909,529	88,240,202	97,624,804	44,523
Money Market Funds	66,017,450	66,017,450	--	--
Total Investments in Securities:	$1,974,111,299	$1,409,166,153	$564,900,611	$44,535

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $18,929,552) — See accompanying schedule: Unaffiliated issuers (cost $2,105,211,660)	$1,850,782,146
Fidelity Central Funds (cost $66,010,042)	66,017,450
Other affiliated issuers (cost $89,427,158)	57,311,703
Total Investment in Securities (cost $2,260,648,860)		$1,974,111,299
Cash		5,193
Foreign currency held at value (cost $287,706)		287,706
Receivable for investments sold		12,334,726
Receivable for fund shares sold		1,976,220
Dividends receivable		9,932,104
Distributions receivable from Fidelity Central Funds		21,326
Prepaid expenses		1,010
Other receivables		56,274
Total assets		1,998,725,858
Liabilities
Payable for investments purchased
Regular delivery	$980,111
Delayed delivery	3,092,758
Payable for fund shares redeemed	4,796,674
Accrued management fee	1,370,479
Distribution and service plan fees payable	37,653
Other affiliated payables	360,312
Other payables and accrued expenses	252,470
Collateral on securities loaned	20,438,060
Total liabilities		31,328,517
Net Assets		$1,967,397,341
Net Assets consist of:
Paid in capital		$2,307,930,859
Total accumulated earnings (loss)		(340,533,518)
Net Assets		$1,967,397,341
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($91,582,065 ÷ 4,222,260 shares)(a)		$21.69
Maximum offering price per share (100/94.25 of $21.69)		$23.01
Class M:
Net Asset Value and redemption price per share ($12,410,570 ÷ 574,243 shares)(a)		$21.61
Maximum offering price per share (100/96.50 of $21.61)		$22.39
Class C:
Net Asset Value and offering price per share ($17,768,689 ÷ 848,607 shares)(a)		$20.94
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,020,507,122 ÷ 46,127,368 shares)		$22.12
Class I:
Net Asset Value, offering price and redemption price per share ($582,095,067 ÷ 26,146,551 shares)		$22.26
Class Z:
Net Asset Value, offering price and redemption price per share ($243,033,828 ÷ 10,926,751 shares)		$22.24

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends (including $843,971 earned from other affiliated issuers)		$28,266,845
Income from Fidelity Central Funds (including $113,950 from security lending)		753,493
Income before foreign taxes withheld		29,020,338
Less foreign taxes withheld		(1,852,066)
Total income		27,168,272
Expenses
Management fee
Basic fee	$9,888,063
Performance adjustment	533,552
Transfer agent fees	1,966,581
Distribution and service plan fees	278,887
Accounting fees	518,328
Custodian fees and expenses	183,788
Independent trustees' fees and expenses	7,250
Registration fees	119,808
Audit	55,008
Legal	2,209
Miscellaneous	85,806
Total expenses before reductions	13,639,280
Expense reductions	(85,991)
Total expenses after reductions		13,553,289
Net investment income (loss)		13,614,983
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $198,038)	(32,274,358)
Fidelity Central Funds	13,789
Other affiliated issuers	350,108
Foreign currency transactions	(106,045)
Total net realized gain (loss)		(32,016,506)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $173,552)	(361,971,113)
Fidelity Central Funds	(1,490)
Other affiliated issuers	(27,167,898)
Assets and liabilities in foreign currencies	(45,171)
Total change in net unrealized appreciation (depreciation)		(389,185,672)
Net gain (loss)		(421,202,178)
Net increase (decrease) in net assets resulting from operations		$(407,587,195)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,614,983	$46,988,829
Net realized gain (loss)	(32,016,506)	12,739,673
Change in net unrealized appreciation (depreciation)	(389,185,672)	117,471,715
Net increase (decrease) in net assets resulting from operations	(407,587,195)	177,200,217
Distributions to shareholders	(60,415,664)	(106,530,925)
Share transactions - net increase (decrease)	(15,770,979)	413,223,659
Total increase (decrease) in net assets	(483,773,838)	483,892,951
Net Assets
Beginning of period	2,451,171,179	1,967,278,228
End of period	$1,967,397,341	$2,451,171,179

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.32	$25.78	$29.24	$23.81	$22.69	$24.98
Income from Investment Operations
Net investment income (loss)A	.11	.49	.38	.29	.34	.27
Net realized and unrealized gain (loss)	(4.16)	1.43	(2.87)	5.70	1.64	1.05
Total from investment operations	(4.05)	1.92	(2.49)	5.99	1.98	1.32
Distributions from net investment income	(.44)	(.38)	(.23)	(.28)	(.25)	(.16)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(.58)	(1.38)	(.97)	(.57)	(.87)	(3.61)
Redemption fees added to paid in capitalA	–	–	–B	.01	.01	–B
Net asset value, end of period	$21.69	$26.32	$25.78	$29.24	$23.81	$22.69
Total ReturnC,D,E	(15.79)%	8.00%	(8.83)%	25.83%	9.11%	6.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.42%H	1.47%	1.49%	1.55%	1.61%	1.59%
Expenses net of fee waivers, if any	1.42%H	1.47%	1.49%	1.55%	1.61%	1.58%
Expenses net of all reductions	1.42%H	1.46%	1.48%	1.55%	1.61%	1.58%
Net investment income (loss)	.88%H	1.94%	1.33%	1.11%	1.50%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$91,582	$105,786	$80,395	$63,459	$36,480	$28,238
Portfolio turnover rateI	54%H	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.18	$25.62	$29.07	$23.65	$22.55	$24.81
Income from Investment Operations
Net investment income (loss)A	.07	.41	.30	.21	.27	.21
Net realized and unrealized gain (loss)	(4.14)	1.43	(2.86)	5.69	1.63	1.04
Total from investment operations	(4.07)	1.84	(2.56)	5.90	1.90	1.25
Distributions from net investment income	(.36)	(.27)	(.15)	(.19)	(.19)	(.06)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(.50)	(1.28)B	(.89)	(.48)	(.81)	(3.51)
Redemption fees added to paid in capitalA	–	–	–C	–C	.01	–C
Net asset value, end of period	$21.61	$26.18	$25.62	$29.07	$23.65	$22.55
Total ReturnD,E,F	(15.91)%	7.65%	(9.10)%	25.47%	8.79%	5.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.73%I	1.78%	1.77%	1.84%	1.90%	1.87%
Expenses net of fee waivers, if any	1.73%I	1.78%	1.77%	1.84%	1.90%	1.86%
Expenses net of all reductions	1.72%I	1.77%	1.76%	1.84%	1.90%	1.86%
Net investment income (loss)	.58%I	1.62%	1.05%	.82%	1.21%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$12,411	$16,013	$16,362	$18,148	$13,331	$12,400
Portfolio turnover rateJ	54%I	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.28 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $1.002 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.27	$24.77	$28.21	$22.97	$21.96	$24.27
Income from Investment Operations
Net investment income (loss)A	.01	.28	.16	.08	.16	.09
Net realized and unrealized gain (loss)	(4.02)	1.39	(2.76)	5.53	1.59	1.02
Total from investment operations	(4.01)	1.67	(2.60)	5.61	1.75	1.11
Distributions from net investment income	(.18)	(.17)	(.10)	(.08)	(.13)	–
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)	(3.42)
Total distributions	(.32)	(1.17)	(.84)	(.37)	(.75)	(3.42)
Redemption fees added to paid in capitalA	–	–	–B	–B	.01	–B
Net asset value, end of period	$20.94	$25.27	$24.77	$28.21	$22.97	$21.96
Total ReturnC,D,E	(16.11)%	7.17%	(9.51)%	24.85%	8.26%	5.37%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.20%H	2.24%	2.24%	2.33%	2.40%	2.36%
Expenses net of fee waivers, if any	2.19%H	2.24%	2.24%	2.33%	2.40%	2.35%
Expenses net of all reductions	2.19%H	2.23%	2.23%	2.32%	2.39%	2.35%
Net investment income (loss)	.11%H	1.16%	.58%	.33%	.71%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$17,769	$23,937	$41,918	$26,005	$12,187	$11,359
Portfolio turnover rateI	54%H	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.86	$26.29	$29.77	$24.23	$23.06	$25.34
Income from Investment Operations
Net investment income (loss)A	.15	.57	.48	.37	.40	.34
Net realized and unrealized gain (loss)	(4.24)	1.45	(2.93)	5.79	1.67	1.07
Total from investment operations	(4.09)	2.02	(2.45)	6.16	2.07	1.41
Distributions from net investment income	(.51)	(.45)	(.29)	(.34)	(.29)	(.24)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(.65)	(1.45)	(1.03)	(.63)	(.91)	(3.69)
Redemption fees added to paid in capitalA	–	–	–B	.01	.01	–B
Net asset value, end of period	$22.12	$26.86	$26.29	$29.77	$24.23	$23.06
Total ReturnC,D	(15.66)%	8.27%	(8.54)%	26.18%	9.39%	6.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.14%G	1.19%	1.20%	1.25%	1.34%	1.31%
Expenses net of fee waivers, if any	1.14%G	1.19%	1.20%	1.25%	1.34%	1.31%
Expenses net of all reductions	1.14%G	1.18%	1.19%	1.24%	1.33%	1.31%
Net investment income (loss)	1.16%G	2.22%	1.62%	1.41%	1.77%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$1,020,507	$1,282,412	$1,256,193	$1,418,452	$906,420	$811,534
Portfolio turnover rateH	54%G	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.03	$26.45	$29.97	$24.42	$23.24	$25.34
Income from Investment Operations
Net investment income (loss)A	.15	.58	.47	.38	.41	.36
Net realized and unrealized gain (loss)	(4.26)	1.46	(2.95)	5.82	1.69	1.07
Total from investment operations	(4.11)	2.04	(2.48)	6.20	2.10	1.43
Distributions from net investment income	(.52)	(.46)	(.30)	(.37)	(.31)	(.08)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(.66)	(1.46)	(1.04)	(.66)	(.93)	(3.53)
Redemption fees added to paid in capitalA	–	–	–B	.01	.01	–B
Net asset value, end of period	$22.26	$27.03	$26.45	$29.97	$24.42	$23.24
Total ReturnC,D	(15.66)%	8.28%	(8.58)%	26.17%	9.43%	6.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.14%G	1.19%	1.21%	1.28%	1.31%	1.24%
Expenses net of fee waivers, if any	1.14%G	1.18%	1.21%	1.28%	1.31%	1.23%
Expenses net of all reductions	1.13%G	1.18%	1.20%	1.27%	1.31%	1.23%
Net investment income (loss)	1.16%G	2.22%	1.61%	1.39%	1.80%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$582,095	$777,771	$564,988	$237,469	$22,727	$10,070
Portfolio turnover rateH	54%G	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$27.03	$26.46	$28.78
Income from Investment Operations
Net investment income (loss)B	.16	.61	.03
Net realized and unrealized gain (loss)	(4.25)	1.47	(2.35)
Total from investment operations	(4.09)	2.08	(2.32)
Distributions from net investment income	(.56)	(.50)	–
Distributions from net realized gain	(.14)	(1.00)	–
Total distributions	(.70)	(1.51)C	–
Net asset value, end of period	$22.24	$27.03	$26.46
Total ReturnD,E	(15.62)%	8.44%	(8.06)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%H	1.05%	1.15%H
Expenses net of fee waivers, if any	1.00%H	1.05%	1.15%H
Expenses net of all reductions	1.00%H	1.04%	1.14%H
Net investment income (loss)	1.30%H	2.35%	2.01%H
Supplemental Data
Net assets, end of period (000 omitted)	$243,034	$245,252	$7,421
Portfolio turnover rateI	54%H	28%	25%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.51 per share is comprised of distributions from net investment income of $.504 and distributions from net realized gain of $1.002 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$199,340,239
Gross unrealized depreciation	(521,405,879)
Net unrealized appreciation (depreciation)	$(322,065,640)
Tax cost	$2,296,176,939

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Fund	608,684,270	618,605,597

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$129,174	$3,216
Class M	.25%	.25%	37,690	210
Class C	.75%	.25%	112,023	18,079
			$278,887	$21,505

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,813
Class M	1,328
Class C(a)	2,349
$16,490

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$108,369.21
Class M	19,732.26
Class C	25,543.23
International Small Cap	1,104,098.18
Class I	649,942.18
Class Z	58,897.04
	$1,966,581

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Small Cap Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Fund	$91

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Small Cap Fund	$3,038

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $5. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $68,134 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $427.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,210.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $12,220 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$2,384,232	$4,227,273
Class M	304,208	800,268
Class C	295,806	1,885,280
International Small Cap	31,519,090	68,518,204
Class I	18,753,159	29,933,675
Class Z	7,159,169	1,166,225
Total	$60,415,664	$106,530,925

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	1,165,345	2,237,245	$26,699,655	$54,946,164
Reinvestment of distributions	87,479	171,183	2,326,940	4,094,693
Shares redeemed	(1,050,240)	(1,507,211)	(24,133,878)	(37,924,113)
Net increase (decrease)	202,584	901,217	$4,892,717	$21,116,744
Class M
Shares sold	45,613	98,480	$1,147,963	$2,472,682
Reinvestment of distributions	11,416	33,142	302,969	790,760
Shares redeemed	(94,406)	(158,670)	(2,202,922)	(3,947,659)
Net increase (decrease)	(37,377)	(27,048)	$(751,990)	$(684,217)
Class C
Shares sold	105,295	177,459	$2,646,766	$4,292,617
Reinvestment of distributions	11,407	81,103	293,855	1,875,111
Shares redeemed	(215,524)	(1,003,566)	(4,902,665)	(24,351,495)
Net increase (decrease)	(98,822)	(745,004)	$(1,962,044)	$(18,183,767)
International Small Cap
Shares sold	6,935,505	14,687,346	$169,156,342	$373,563,417
Reinvestment of distributions	1,085,455	2,618,248	29,415,824	63,754,337
Shares redeemed	(9,632,068)	(17,355,424)	(225,050,048)	(442,220,464)
Net increase (decrease)	(1,611,108)	(49,830)	$(26,477,882)	$(4,902,710)
Class I
Shares sold	8,738,674	22,250,461	$210,913,779	$571,039,816
Reinvestment of distributions	668,307	1,167,331	18,231,405	28,611,283
Shares redeemed	(12,032,578)	(16,004,841)	(276,821,513)	(410,930,116)
Net increase (decrease)	(2,625,597)	7,412,951	$(47,676,329)	$188,720,983
Class Z
Shares sold	4,668,787	9,825,331	$117,644,071	$254,217,793
Reinvestment of distributions	213,836	39,558	5,822,753	967,979
Shares redeemed	(3,030,247)	(1,071,017)	(67,262,275)	(28,029,146)
Net increase (decrease)	1,852,376	8,793,872	$56,204,549	$227,156,626

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.42%
Actual		$1,000.00	$842.10	$6.50
Hypothetical-C		$1,000.00	$1,017.80	$7.12
Class M	1.73%
Actual		$1,000.00	$840.90	$7.92
Hypothetical-C		$1,000.00	$1,016.26	$8.67
Class C	2.19%
Actual		$1,000.00	$838.90	$10.01
Hypothetical-C		$1,000.00	$1,013.97	$10.97
International Small Cap	1.14%
Actual		$1,000.00	$843.40	$5.22
Hypothetical-C		$1,000.00	$1,019.19	$5.72
Class I	1.14%
Actual		$1,000.00	$843.40	$5.22
Hypothetical-C		$1,000.00	$1,019.19	$5.72
Class Z	1.00%
Actual		$1,000.00	$843.80	$4.58
Hypothetical-C		$1,000.00	$1,019.89	$5.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Fund

2019 Total Return % vs. Lipper International Small-Cap Funds and MSCI ACWI xUS SC (Net MA):
75% beaten
25% beaten
Benchmark
Class I
Class C
-2.00
-4.00
-6.00
-8.00
-10.00
-3.28
-3.37
-4.25
-5.82
-9.83
35.0
30.0
25.0
20.0
31.8
30.8
27.8
25.6
20.7
35.0
30.0
25.0
20.0
15.0
10.0
5.0
32.3
25.4
24.6
15.3
9.2
1 Year
3 Year
5 Year

**% Beaten**

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| Class Z | - | - | - |
| Retail Class | 76% | 81% | 85% |
| Class A | 74% | 75% | 82% |
| Class C | 73% | 60% | 76% |
| Class I | 75% | 80% | 86% |
| Class M | 74% | 69% | 79% |

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Small Cap Fund

The Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2014 through 2016 shown in the chart below reflect the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ISC-SANN-0620
1.800662.116

Fidelity® International Small Cap Opportunities Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	39.1%
United Kingdom	14.6%
United States of America*	12.5%
Germany	5.4%
Sweden	5.2%
Denmark	2.9%
Israel	2.5%
Netherlands	2.3%
Belgium	1.9%
Other	13.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks and Investment Companies	94.4
Short-Term Investments and Net Other Assets (Liabilities)	5.6

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Lasertec Corp. (Japan, Semiconductors & Semiconductor Equipment)	3.9
Azbil Corp. (Japan, Electronic Equipment & Components)	3.6
OBIC Co. Ltd. (Japan, IT Services)	3.4
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.8
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.7
CompuGroup Medical AG (Germany, Health Care Technology)	2.2
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	2.1
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	1.9
Aalberts Industries NV (Netherlands, Machinery)	1.8
AddTech AB (B Shares) (Sweden, Industrials)	1.7
26.1

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	23.0
Information Technology	22.2
Health Care	16.2
Consumer Staples	8.6
Consumer Discretionary	6.8
Communication Services	3.9
Materials	3.0
Financials	2.9
Real Estate	2.2
Energy	1.1

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value
Australia - 0.2%
Beacon Lighting Group Ltd. (a)	1,964,480	$917,346
Imdex Ltd.	2,841,452	1,969,066

TOTAL AUSTRALIA		2,886,412

Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (b)	1,671,679	5,382,806
Belgium - 1.9%
Barco NV	83,923	13,427,185
KBC Ancora	265,256	9,313,412

TOTAL BELGIUM		22,740,597

Canada - 1.2%
McCoy Global, Inc. (c)	630,715	167,653
New Look Vision Group, Inc.	238,900	4,718,101
Pason Systems, Inc.	336,900	1,832,202
PrairieSky Royalty Ltd.	228,400	1,670,399
Richelieu Hardware Ltd.	319,000	6,059,384

TOTAL CANADA		14,447,739

China - 0.4%
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	1,626,532	4,978,300
Denmark - 2.9%
Ambu A/S Series B	254,500	7,983,434
Netcompany Group A/S (b)(c)	245,226	12,662,402
SimCorp A/S	109,800	10,158,828
Spar Nord Bank A/S	705,287	4,888,871

TOTAL DENMARK		35,693,535

Finland - 0.4%
Tikkurila Oyj	404,926	5,298,234
France - 1.5%
Elis SA	531,342	6,579,664
Laurent-Perrier Group SA	53,188	4,488,027
Vetoquinol SA	116,884	7,377,830

TOTAL FRANCE		18,445,521

Germany - 4.2%
CompuGroup Medical AG	349,510	26,600,082
CTS Eventim AG	303,993	12,638,980
Nexus AG	291,358	11,174,963

TOTAL GERMANY		50,414,025

India - 0.9%
Embassy Office Parks (REIT)	1,413,800	6,940,687
Indian Energy Exchange Ltd. (b)	805,890	1,608,910
Jyothy Laboratories Ltd.	1,271,776	1,947,337

TOTAL INDIA		10,496,934

Ireland - 0.2%
FBD Holdings PLC	243,128	1,923,638
Israel - 2.5%
Ituran Location & Control Ltd.	585,677	10,366,483
Strauss Group Ltd.	621,484	17,614,062
Tel Aviv Stock Exchange Ltd.	686,643	2,860,028

TOTAL ISRAEL		30,840,573

Italy - 1.7%
Interpump Group SpA	716,943	20,882,896
Japan - 39.1%
Ai Holdings Corp.	225,800	2,817,371
Aoki Super Co. Ltd.	175,000	4,111,028
Artnature, Inc.	483,700	3,069,466
Aucnet, Inc.	265,200	2,693,640
Azbil Corp.	1,629,992	43,197,104
Broadleaf Co. Ltd.	2,294,998	10,714,197
Central Automotive Products Ltd.	130,900	2,232,186
Century21 Real Estate Japan Ltd.	66,500	720,058
Curves Holdings Co. Ltd. (c)	1,592,126	7,625,707
Daiichikosho Co. Ltd.	357,500	10,860,085
Daikokutenbussan Co. Ltd.	180,400	7,430,164
Funai Soken Holdings, Inc.	323,950	6,991,271
GCA Savvian Group Corp.	394,761	2,409,434
Goldcrest Co. Ltd.	671,630	10,238,892
Iwatsuka Confectionary Co. Ltd.	18,900	570,619
Kobayashi Pharmaceutical Co. Ltd.	123,800	11,466,915
Koshidaka Holdings Co. Ltd.	1,546,400	6,801,480
Kusuri No Aoki Holdings Co. Ltd.	138,300	10,838,215
Lasertec Corp.	709,144	47,644,115
Medikit Co. Ltd.	224,400	7,203,634
Miroku Jyoho Service Co., Ltd. (a)	242,800	6,165,308
Misumi Group, Inc.	519,650	12,522,153
Mitsuboshi Belting Ltd.	229,680	3,167,557
Nabtesco Corp.	395,600	11,464,530
Nagaileben Co. Ltd.	660,527	16,132,333
Nihon Parkerizing Co. Ltd.	1,709,000	17,597,214
NS Tool Co. Ltd.	263,100	6,504,257
OBIC Co. Ltd.	270,700	40,914,634
OSG Corp.	1,169,700	15,368,560
Paramount Bed Holdings Co. Ltd.	353,395	14,687,059
ProNexus, Inc.	472,800	4,736,151
San-Ai Oil Co. Ltd.	912,900	9,365,913
SHO-BOND Holdings Co. Ltd.	625,600	25,504,356
Shoei Co. Ltd.	820,652	15,630,738
SK Kaken Co. Ltd.	24,500	9,360,294
Software Service, Inc.	106,600	10,032,707
Techno Medica Co. Ltd.	80,791	1,406,305
The Monogatari Corp.	62,300	3,761,860
TKC Corp.	176,100	8,779,155
Tocalo Co. Ltd.	643,336	6,420,471
USS Co. Ltd.	1,015,000	16,173,415
Welcia Holdings Co. Ltd.	122,200	8,836,342
Workman Co. Ltd. (a)	72,200	4,622,038
Yamada Consulting Group Co. Ltd.	255,400	2,682,158
Yamato Kogyo Co. Ltd.	146,800	2,935,590

TOTAL JAPAN		474,406,679

Korea (South) - 0.9%
BGF Retail Co. Ltd.	54,526	7,091,558
Leeno Industrial, Inc.	60,628	4,456,620

TOTAL KOREA (SOUTH)		11,548,178

Mexico - 0.1%
Consorcio ARA S.A.B. de CV	8,394,378	1,027,485
Netherlands - 2.3%
Aalberts Industries NV	785,422	22,120,111
Takeaway.com Holding BV (b)(c)	54,387	5,543,991

TOTAL NETHERLANDS		27,664,102

Norway - 1.2%
Kongsberg Gruppen ASA	791,559	10,183,208
Skandiabanken ASA (b)	726,381	3,878,267

TOTAL NORWAY		14,061,475

Philippines - 0.4%
Jollibee Food Corp.	1,572,540	4,437,417
South Africa - 1.1%
Clicks Group Ltd.	1,052,129	13,105,613
Spain - 0.9%
Fluidra SA (c)	558,514	6,242,885
Prosegur Compania de Seguridad SA (Reg.)	2,152,171	4,735,781

TOTAL SPAIN		10,978,666

Sweden - 5.2%
Addlife AB	467,414	14,802,349
AddTech AB (B Shares)	749,085	20,308,127
Fagerhult AB	640,393	2,475,528
John Mattson Fastighetsforetag (c)	233,652	3,326,641
Lagercrantz Group AB (B Shares)	1,143,277	15,820,024
Loomis AB (B Shares)	244,700	5,967,194

TOTAL SWEDEN		62,699,863

Switzerland - 1.7%
Tecan Group AG	62,620	20,201,883
Taiwan - 0.4%
Addcn Technology Co. Ltd.	691,435	5,018,635
United Kingdom - 14.6%
Alliance Pharma PLC	8,057,237	7,661,808
Ascential PLC (b)	1,142,386	3,640,253
Avon Rubber PLC	607,900	20,289,726
Bodycote PLC	583,467	4,288,005
Dechra Pharmaceuticals PLC	656,395	22,900,407
DP Poland PLC (c)	9,954,100	1,065,661
Great Portland Estates PLC	638,342	5,441,416
Hilton Food Group PLC	318,426	4,491,845
Howden Joinery Group PLC	1,098,500	7,266,461
ITE Group PLC	10,311,793	2,967,690
Network International Holdings PLC (b)	1,902,200	9,942,657
Rightmove PLC	2,014,170	12,623,351
Spectris PLC	997,678	33,512,867
Spirax-Sarco Engineering PLC	297,391	32,691,943
Ultra Electronics Holdings PLC	333,258	8,273,045

TOTAL UNITED KINGDOM		177,057,135

United States of America - 2.4%
Autoliv, Inc.	52,300	3,139,046
Morningstar, Inc.	53,100	8,281,476
PriceSmart, Inc.	120,660	7,666,736
ResMed, Inc.	63,495	9,862,043

TOTAL UNITED STATES OF AMERICA		28,949,301

TOTAL COMMON STOCKS
(Cost $832,454,384)		1,075,587,642

Nonconvertible Preferred Stocks - 1.2%
Germany - 1.2%
Sartorius AG (non-vtg.)
(Cost $1,367,417)	49,680	13,980,661

Investment Companies - 4.5%
United States of America - 4.5%
iShares MSCI EAFE Small-Cap ETF
(Cost $67,398,010)	1,110,000	54,523,198

Money Market Funds - 6.2%
Fidelity Cash Central Fund 0.16% (d)	67,702,136	67,722,446
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	7,560,074	7,560,830
TOTAL MONEY MARKET FUNDS
(Cost $75,279,636)		75,283,276
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $976,499,447)		1,219,374,777
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(6,845,119)
NET ASSETS - 100%		$1,212,529,658

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,659,286 or 3.5% of net assets.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$247,257
Fidelity Securities Lending Cash Central Fund	160,795
Total	$408,052

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$47,748,994	$42,730,359	$5,018,635	$--
Consumer Discretionary	80,390,111	75,035,348	5,354,763	--
Consumer Staples	102,727,927	87,674,977	15,052,950	--
Energy	13,036,167	13,036,167	--	--
Financials	35,164,036	33,555,126	1,608,910	--
Health Care	197,390,304	182,587,955	14,802,349	--
Industrials	278,703,722	244,974,573	33,729,149	--
Information Technology	270,578,950	254,758,926	15,820,024	--
Materials	37,160,398	35,191,332	1,969,066	--
Real Estate	26,667,694	16,400,366	10,267,328	--
Investment Companies	54,523,198	54,523,198	--	--
Money Market Funds	75,283,276	75,283,276	--	--
Total Investments in Securities:	$1,219,374,777	$1,115,751,603	$103,623,174	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $7,200,085) — See accompanying schedule: Unaffiliated issuers (cost $901,219,811)	$1,144,091,501
Fidelity Central Funds (cost $75,279,636)	75,283,276
Total Investment in Securities (cost $976,499,447)		$1,219,374,777
Foreign currency held at value (cost $123,559)		124,819
Receivable for investments sold		1,353,664
Receivable for fund shares sold		1,070,249
Dividends receivable		4,166,997
Distributions receivable from Fidelity Central Funds		18,663
Prepaid expenses		580
Other receivables		19,004
Total assets		1,226,128,753
Liabilities
Payable for investments purchased	$2,315,001
Payable for fund shares redeemed	2,269,375
Accrued management fee	999,359
Distribution and service plan fees payable	17,554
Other affiliated payables	207,031
Other payables and accrued expenses	226,335
Collateral on securities loaned	7,564,440
Total liabilities		13,599,095
Net Assets		$1,212,529,658
Net Assets consist of:
Paid in capital		$1,006,782,498
Total accumulated earnings (loss)		205,747,160
Net Assets		$1,212,529,658
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($35,228,939 ÷ 2,003,623 shares)(a)		$17.58
Maximum offering price per share (100/94.25 of $17.58)		$18.65
Class M:
Net Asset Value and redemption price per share ($11,740,854 ÷ 672,980 shares)(a)		$17.45
Maximum offering price per share (100/96.50 of $17.45)		$18.08
Class C:
Net Asset Value and offering price per share ($7,388,441 ÷ 434,521 shares)(a)		$17.00
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($978,768,863 ÷ 55,097,483 shares)		$17.76
Class I:
Net Asset Value, offering price and redemption price per share ($111,476,398 ÷ 6,279,315 shares)		$17.75
Class Z:
Net Asset Value, offering price and redemption price per share ($67,926,163 ÷ 3,835,354 shares)		$17.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$8,533,537
Income from Fidelity Central Funds (including $160,795 from security lending)		408,052
Income before foreign taxes withheld		8,941,589
Less foreign taxes withheld		(718,626)
Total income		8,222,963
Expenses
Management fee
Basic fee	$5,417,321
Performance adjustment	1,205,939
Transfer agent fees	1,072,658
Distribution and service plan fees	127,298
Accounting fees	295,603
Custodian fees and expenses	81,071
Independent trustees' fees and expenses	3,939
Registration fees	39,420
Audit	48,457
Legal	2,408
Miscellaneous	28,714
Total expenses before reductions	8,322,828
Expense reductions	(37,568)
Total expenses after reductions		8,285,260
Net investment income (loss)		(62,297)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $31,373)	(19,790,034)
Fidelity Central Funds	811
Foreign currency transactions	48,752
Total net realized gain (loss)		(19,740,471)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $217,388)	(67,288,385)
Fidelity Central Funds	3,611
Assets and liabilities in foreign currencies	(154)
Total change in net unrealized appreciation (depreciation)		(67,284,928)
Net gain (loss)		(87,025,399)
Net increase (decrease) in net assets resulting from operations		$(87,087,696)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(62,297)	$11,461,565
Net realized gain (loss)	(19,740,471)	421,543
Change in net unrealized appreciation (depreciation)	(67,284,928)	142,365,422
Net increase (decrease) in net assets resulting from operations	(87,087,696)	154,248,530
Distributions to shareholders	(15,254,562)	(32,407,290)
Share transactions - net increase (decrease)	(10,475,070)	4,567,294
Total increase (decrease) in net assets	(112,817,328)	126,408,534
Net Assets
Beginning of period	1,325,346,986	1,198,938,452
End of period	$1,212,529,658	$1,325,346,986

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.02	$17.33	$18.47	$14.82	$14.75	$13.65
Income from Investment Operations
Net investment income (loss)A	(.03)	.11	.12	.10	.09	.06
Net realized and unrealized gain (loss)	(1.24)	2.01	(.92)	3.71	.10	1.11
Total from investment operations	(1.27)	2.12	(.80)	3.81	.19	1.17
Distributions from net investment income	(.11)	(.11)	(.09)	(.12)	(.05)	(.05)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.17)B	(.43)C	(.34)D	(.16)	(.12)	(.07)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E	–E
Net asset value, end of period	$17.58	$19.02	$17.33	$18.47	$14.82	$14.75
Total ReturnF,G,H	(6.80)%	12.61%	(4.48)%	26.00%	1.30%	8.62%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.57%K	1.49%	1.38%	1.43%	1.45%	1.52%
Expenses net of fee waivers, if any	1.57%K	1.49%	1.38%	1.43%	1.45%	1.52%
Expenses net of all reductions	1.57%K	1.48%	1.37%	1.43%	1.45%	1.51%
Net investment income (loss)	(.30)%K	.64%	.65%	.61%	.62%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$35,229	$41,679	$41,164	$41,324	$45,151	$42,289
Portfolio turnover rateL	23%K	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.114 and distributions from net realized gain of $.051 per share.

 C Total distributions of $.43 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.313 per share.

 D Total distributions of $.34 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.243 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.85	$17.17	$18.32	$14.68	$14.62	$13.53
Income from Investment Operations
Net investment income (loss)A	(.05)	.06	.07	.05	.04	.01
Net realized and unrealized gain (loss)	(1.23)	1.99	(.92)	3.69	.10	1.11
Total from investment operations	(1.28)	2.05	(.85)	3.74	.14	1.12
Distributions from net investment income	(.06)	(.06)	(.06)	(.06)	(.01)	(.01)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.12)B	(.37)	(.30)	(.10)	(.08)	(.03)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$17.45	$18.85	$17.17	$18.32	$14.68	$14.62
Total ReturnD,E,F	(6.89)%	12.29%	(4.74)%	25.63%	.95%	8.27%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.85%I	1.77%	1.67%	1.73%	1.77%	1.80%
Expenses net of fee waivers, if any	1.84%I	1.77%	1.67%	1.73%	1.77%	1.80%
Expenses net of all reductions	1.84%I	1.77%	1.66%	1.73%	1.77%	1.80%
Net investment income (loss)	(.57)%I	.36%	.36%	.31%	.30%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$11,741	$13,875	$13,245	$14,422	$12,308	$13,296
Portfolio turnover rateJ	23%I	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.051 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.31	$16.69	$17.84	$14.27	$14.26	$13.23
Income from Investment Operations
Net investment income (loss)A	(.10)	(.02)	(.02)	(.03)	(.03)	(.05)
Net realized and unrealized gain (loss)	(1.21)	1.93	(.89)	3.60	.09	1.08
Total from investment operations	(1.31)	1.91	(.91)	3.57	.06	1.03
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	–	(.29)	(.24)	–	(.05)	–
Total distributions	–	(.29)	(.24)	–	(.05)	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$17.00	$18.31	$16.69	$17.84	$14.27	$14.26
Total ReturnC,D,E	(7.15)%	11.74%	(5.19)%	25.02%	.44%	7.79%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.34%H	2.27%	2.15%	2.22%	2.26%	2.27%
Expenses net of fee waivers, if any	2.34%H	2.26%	2.15%	2.22%	2.26%	2.27%
Expenses net of all reductions	2.33%H	2.26%	2.14%	2.21%	2.25%	2.26%
Net investment income (loss)	(1.07)%H	(.13)%	(.12)%	(.17)%	(.19)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$7,388	$9,424	$14,461	$14,547	$12,625	$17,370
Portfolio turnover rateI	23%H	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.24	$17.53	$18.69	$15.00	$14.91	$13.80
Income from Investment Operations
Net investment income (loss)A	–B	.17	.18	.15	.13	.10
Net realized and unrealized gain (loss)	(1.25)	2.02	(.95)	3.75	.11	1.12
Total from investment operations	(1.25)	2.19	(.77)	3.90	.24	1.22
Distributions from net investment income	(.17)	(.17)	(.15)	(.17)	(.08)	(.09)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.23)C	(.48)	(.39)	(.21)	(.15)	(.11)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$17.76	$19.24	$17.53	$18.69	$15.00	$14.91
Total ReturnD,E	(6.66)%	12.97%	(4.25)%	26.39%	1.58%	8.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.27%H	1.19%	1.10%	1.13%	1.17%	1.23%
Expenses net of fee waivers, if any	1.26%H	1.19%	1.10%	1.13%	1.17%	1.22%
Expenses net of all reductions	1.26%H	1.19%	1.09%	1.13%	1.16%	1.22%
Net investment income (loss)	.01%H	.94%	.93%	.91%	.90%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$978,769	$1,040,989	$965,482	$916,882	$809,952	$762,563
Portfolio turnover rateI	23%H	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.051 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.22	$17.51	$18.66	$14.99	$14.91	$13.81
Income from Investment Operations
Net investment income (loss)A	–B	.17	.18	.15	.13	.10
Net realized and unrealized gain (loss)	(1.25)	2.02	(.94)	3.74	.10	1.13
Total from investment operations	(1.25)	2.19	(.76)	3.89	.23	1.23
Distributions from net investment income	(.16)	(.16)	(.15)	(.18)	(.08)	(.11)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.22)C	(.48)D	(.39)	(.22)	(.15)	(.13)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$17.75	$19.22	$17.51	$18.66	$14.99	$14.91
Total ReturnE,F	(6.66)%	12.93%	(4.21)%	26.34%	1.56%	8.98%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.28%I	1.20%	1.12%	1.14%	1.16%	1.19%
Expenses net of fee waivers, if any	1.28%I	1.19%	1.12%	1.14%	1.16%	1.19%
Expenses net of all reductions	1.28%I	1.19%	1.11%	1.14%	1.16%	1.18%
Net investment income (loss)	(.01)%I	.93%	.91%	.90%	.91%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$111,476	$142,854	$159,968	$164,878	$155,551	$120,723
Portfolio turnover rateJ	23%I	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.22 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.051 per share.

 D Total distributions of $.48 per share is comprised of distributions from net investment income of $.162 and distributions from net realized gain of $.313 per share

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$19.20	$17.51	$19.11
Income from Investment Operations
Net investment income (loss)B	.01	.19	–C
Net realized and unrealized gain (loss)	(1.25)	2.02	(1.60)
Total from investment operations	(1.24)	2.21	(1.60)
Distributions from net investment income	(.20)	(.20)	–
Distributions from net realized gain	(.05)	(.31)	–
Total distributions	(.25)	(.52)D	–
Net asset value, end of period	$17.71	$19.20	$17.51
Total ReturnE,F	(6.59)%	13.10%	(8.37)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.14%I	1.05%	1.03%I
Expenses net of fee waivers, if any	1.14%I	1.05%	1.03%I
Expenses net of all reductions	1.13%I	1.05%	1.02%I
Net investment income (loss)	.13%I	1.08%	.16%I
Supplemental Data
Net assets, end of period (000 omitted)	$67,926	$76,527	$4,617
Portfolio turnover rateJ	23%I	17%	19%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.52 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $.313 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on May 31, 2019, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$353,008,398
Gross unrealized depreciation	(122,839,052)
Net unrealized appreciation (depreciation)	$230,169,346
Tax cost	$989,205,431

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,597,906)
Total no expiration	$(3,597,906)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Opportunities Fund	145,140,643	154,257,109

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was 1.02% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$49,889	$640
Class M	.25%	.25%	33,122	358
Class C	.75%	.25%	44,287	2,434
			$127,298	$3,432

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,440
Class M	463
Class C(a)	140
$2,043

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$45,048.23
Class M	16,267.25
Class C	10,596.24
International Small Cap Opportunities	864,233.17
Class I	120,668.18
Class Z	15,846.04
	$1,072,658

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Small Cap Opportunities Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Opportunities Fund	$64

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,736.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Small Cap Opportunities Fund	$1,636

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $459. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,201 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $187.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,810.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $12,370 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$359,710	$994,541
Class M	83,402	282,415
Class C	–	249,469
International Small Cap Opportunities	12,239,552	26,356,595
Class I	1,565,823	4,287,454
Class Z	1,006,075	236,816
Total	$15,254,562	$32,407,290

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	63,983	423,049	$1,181,975	$7,405,618
Reinvestment of distributions	17,715	59,448	352,696	971,383
Shares redeemed	(269,226)	(667,182)	(4,785,250)	(11,683,968)
Net increase (decrease)	(187,528)	(184,685)	$(3,250,579)	$(3,306,967)
Class M
Shares sold	16,873	79,729	$305,734	$1,409,014
Reinvestment of distributions	4,174	17,248	82,571	280,108
Shares redeemed	(84,013)	(132,596)	(1,489,471)	(2,312,809)
Net increase (decrease)	(62,966)	(35,619)	$(1,101,166)	$(623,687)
Class C
Shares sold	6,808	52,441	$122,522	$867,877
Reinvestment of distributions	–	15,575	–	246,701
Shares redeemed	(86,888)	(420,073)	(1,438,335)	(7,170,818)
Net increase (decrease)	(80,080)	(352,057)	$(1,315,813)	$(6,056,240)
International Small Cap Opportunities
Shares sold	6,461,716	9,303,310	$113,539,033	$164,068,281
Reinvestment of distributions	478,896	1,247,133	9,619,511	20,565,227
Shares redeemed	(5,937,993)	(11,525,534)	(104,252,397)	(203,368,630)
Net increase (decrease)	1,002,619	(975,091)	$18,906,147	$(18,735,122)
Class I
Shares sold	497,308	4,794,543	$8,815,830	$83,925,837
Reinvestment of distributions	63,166	211,847	1,268,187	3,489,125
Shares redeemed	(1,712,302)	(6,712,845)	(31,125,930)	(120,051,412)
Net increase (decrease)	(1,151,828)	(1,706,455)	$(21,041,913)	$(32,636,450)
Class Z
Shares sold	470,532	4,282,903	$8,634,327	$75,981,672
Reinvestment of distributions	33,724	12,712	675,012	208,865
Shares redeemed	(654,338)	(573,920)	(11,981,085)	(10,264,777)
Net increase (decrease)	(150,082)	3,721,695	$(2,671,746)	$65,925,760

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.57%
Actual		$1,000.00	$932.00	$7.54
Hypothetical-C		$1,000.00	$1,017.06	$7.87
Class M	1.84%
Actual		$1,000.00	$931.10	$8.83
Hypothetical-C		$1,000.00	$1,015.71	$9.22
Class C	2.34%
Actual		$1,000.00	$928.50	$11.22
Hypothetical-C		$1,000.00	$1,013.23	$11.71
International Small Cap Opportunities	1.26%
Actual		$1,000.00	$933.40	$6.06
Hypothetical-C		$1,000.00	$1,018.60	$6.32
Class I	1.28%
Actual		$1,000.00	$933.40	$6.15
Hypothetical-C		$1,000.00	$1,018.50	$6.42
Class Z	1.14%
Actual		$1,000.00	$934.10	$5.48
Hypothetical-C		$1,000.00	$1,019.19	$5.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2017 and January 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Opportunities Fund

## 2019 Total Return % vs. Lipper International Small-Cap Funds and MSCI EAFE Sm Cap (Net MA):

75% beaten
25% beaten
Benchmark
Class I
Class C
0.00
-2.00
-4.00
-6.00
-8.00
-10.00
-0.79
-1.79
-3.37
-6.19
-9.83
1 Year
40.0
35.0
30.0
25.0
20.0
37.2
33.0
30.8
30.3
20.7
3 Year
40.0
30.0
20.0
10.0
0.0
35.8
28.8
24.8
24.6
9.2
5 Year

**% Beaten**

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| Class Z | - | - | - |
| Retail Class | 84% | 89% | 91% |
| Class A | 82% | 87% | 89% |
| Class C | 78% | 82% | 80% |
| Class I | 84% | 89% | 92% |
| Class M | 80% | 84% | 85% |

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M and Class C ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ILS-SANN-0620
1.815078.114

Fidelity® International Value Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	28.3%
France	15.0%
United Kingdom	13.3%
Germany	13.0%
Switzerland	7.2%
Italy	3.4%
Sweden	3.0%
Spain	2.4%
Australia	1.9%
Other*	12.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.4

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Toyota Motor Corp. (Japan, Automobiles)	3.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.9
Sanofi SA (France, Pharmaceuticals)	2.8
Novartis AG (Switzerland, Pharmaceuticals)	2.7
Total SA (France, Oil, Gas & Consumable Fuels)	2.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.6
Enel SpA (Italy, Electric Utilities)	2.2
Siemens AG (Germany, Industrial Conglomerates)	2.1
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.0
Bayer AG (Germany, Pharmaceuticals)	1.8
25.5

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	30.1
Health Care	13.0
Industrials	11.6
Materials	9.8
Information Technology	9.4
Energy	7.9
Consumer Discretionary	7.7
Utilities	2.8
Communication Services	2.4
Real Estate	2.3

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 1.9%
Commonwealth Bank of Australia	76,393	$3,086,009
Evolution Mining Ltd.	315,885	1,028,692
Macquarie Group Ltd.	45,464	3,011,671

TOTAL AUSTRALIA		7,126,372

Austria - 0.6%
Erste Group Bank AG	111,500	2,422,363
Bailiwick of Jersey - 0.7%
Glencore Xstrata PLC	1,453,900	2,723,795
Belgium - 1.4%
KBC Groep NV	101,025	5,479,694
Denmark - 1.2%
A.P. Moller - Maersk A/S Series B	2,219	2,208,467
ORSTED A/S (a)	23,300	2,355,578

TOTAL DENMARK		4,564,045

Finland - 0.6%
Sampo Oyj (A Shares)	71,434	2,367,857
France - 15.0%
ALTEN	9,100	655,176
Atos Origin SA	39,582	2,822,038
AXA SA	383,221	6,812,328
BNP Paribas SA	149,100	4,684,177
Bouygues SA	64,505	1,987,034
Capgemini SA	28,193	2,648,963
Natixis SA	381,600	903,679
Sanofi SA	111,479	10,895,831
SR Teleperformance SA	17,200	3,854,543
Total SA	290,390	10,306,642
VINCI SA	82,600	6,766,759
Vivendi SA (b)	151,792	3,280,705
Worldline SA (a)(c)	29,988	2,036,808

TOTAL FRANCE		57,654,683

Germany - 11.6%
Bayer AG	104,800	6,906,783
Hannover Reuck SE	30,500	4,863,108
HeidelbergCement AG	60,600	2,873,115
Infineon Technologies AG	136,300	2,533,944
Linde PLC	28,914	5,338,991
MTU Aero Engines Holdings AG	8,200	1,116,956
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	17,100	3,762,798
Rheinmetall AG	24,400	1,652,989
SAP SE	22,260	2,651,328
Siemens AG	89,100	8,222,430
Vonovia SE	96,867	4,782,134

TOTAL GERMANY		44,704,576

Hong Kong - 0.8%
AIA Group Ltd.	323,600	2,969,926
India - 0.3%
Axis Bank Ltd.	212,900	1,244,107
Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	6,267,700	1,140,016
Ireland - 1.2%
CRH PLC	149,302	4,529,618
Italy - 3.4%
Assicurazioni Generali SpA	185,200	2,641,413
Enel SpA	1,244,300	8,499,131
Mediobanca SpA	315,125	1,831,982

TOTAL ITALY		12,972,526

Japan - 28.3%
DENSO Corp.	98,200	3,451,901
Fanuc Corp.	25,800	4,210,905
Fujitsu Ltd.	29,900	2,904,739
Hoya Corp.	55,600	5,111,584
Ibiden Co. Ltd.	58,900	1,526,356
Idemitsu Kosan Co. Ltd.	101,300	2,301,841
Itochu Corp.	260,100	5,099,291
Kao Corp.	46,100	3,555,064
Minebea Mitsumi, Inc.	254,400	4,136,338
Mitsubishi Estate Co. Ltd.	133,100	2,153,310
Mitsubishi UFJ Financial Group, Inc.	1,165,800	4,709,833
Mitsui Fudosan Co. Ltd.	99,700	1,833,179
OBIC Co. Ltd.	26,193	3,958,910
Oracle Corp. Japan	34,200	3,543,810
ORIX Corp.	363,200	4,362,529
Recruit Holdings Co. Ltd.	63,700	1,858,205
Shin-Etsu Chemical Co. Ltd.	52,900	5,834,980
Shinsei Bank Ltd.	244,200	2,945,767
SoftBank Group Corp.	64,700	2,773,213
Sony Corp.	75,300	4,845,865
Sony Financial Holdings, Inc.	170,300	3,228,319
Sumitomo Mitsui Financial Group, Inc.	176,200	4,633,572
Suzuki Motor Corp.	50,600	1,614,913
Takeda Pharmaceutical Co. Ltd.	175,451	6,327,018
Tokio Marine Holdings, Inc.	114,500	5,371,853
Tokyo Electron Ltd.	11,200	2,385,387
Toyota Motor Corp.	226,800	14,022,330

TOTAL JAPAN		108,701,012

Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	83,510	3,437,078
Netherlands - 1.3%
AerCap Holdings NV (c)	51,500	1,448,180
Koninklijke Philips Electronics NV	81,434	3,549,912

TOTAL NETHERLANDS		4,998,092

Portugal - 0.5%
Galp Energia SGPS SA Class B	164,585	1,899,495
Singapore - 0.9%
United Overseas Bank Ltd.	242,800	3,469,398
Spain - 2.4%
Banco Santander SA (Spain)	2,639,550	5,893,572
Cellnex Telecom SA (a)	55,400	2,901,942
Unicaja Banco SA (a)	1,031,900	558,619

TOTAL SPAIN		9,354,133

Sweden - 3.0%
Ericsson (B Shares)	580,700	4,961,015
Investor AB (B Shares)	129,860	6,453,809

TOTAL SWEDEN		11,414,824

Switzerland - 7.2%
Novartis AG	123,360	10,527,354
Roche Holding AG (participation certificate)	7,280	2,521,045
Swiss Life Holding AG	5,983	2,119,231
UBS Group AG	438,058	4,713,504
Zurich Insurance Group Ltd.	24,811	7,866,436

TOTAL SWITZERLAND		27,747,570

United Kingdom - 13.3%
Anglo American PLC (United Kingdom)	228,100	4,065,756
AstraZeneca PLC (United Kingdom)	41,412	4,331,368
Beazley PLC	261,500	1,304,263
BHP Billiton PLC	666,668	11,190,007
BP PLC	2,572,999	10,138,690
Imperial Brands PLC	134,343	2,840,952
Lloyds Banking Group PLC	9,081,706	3,674,537
RELX PLC (London Stock Exchange)	92,500	2,092,990
Royal Dutch Shell PLC Class B sponsored ADR	127,400	4,072,978
RSA Insurance Group PLC	485,010	2,206,463
Standard Chartered PLC (United Kingdom)	644,911	3,309,982
Standard Life PLC	712,596	1,984,405

TOTAL UNITED KINGDOM		51,212,391

United States of America - 0.4%
ConocoPhillips Co.	36,600	1,540,860
TOTAL COMMON STOCKS
(Cost $456,338,116)		373,674,431

Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Porsche Automobil Holding SE (Germany)
(Cost $7,927,888)	108,300	5,468,475

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.16% (d)	3,313,627	3,314,621
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	3,143,511	3,143,826
TOTAL MONEY MARKET FUNDS
(Cost $6,458,130)		6,458,447
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $470,724,134)		385,601,353
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,167,418)
NET ASSETS - 100%		$384,433,935

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,852,947 or 2.0% of net assets.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,989
Fidelity Securities Lending Cash Central Fund	2,788
Total	$18,777

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,955,860	$2,901,942	$6,053,918	$--
Consumer Discretionary	29,403,484	--	29,403,484	--
Consumer Staples	6,396,016	2,840,952	3,555,064	--
Energy	30,260,506	5,613,838	24,646,668	--
Financials	116,027,220	41,045,929	74,981,291	--
Health Care	50,170,895	22,914,198	27,256,697	--
Industrials	44,655,087	12,152,692	32,502,395	--
Information Technology	36,065,552	20,629,139	15,436,413	--
Materials	37,584,954	9,404,747	28,180,207	--
Real Estate	8,768,623	4,782,134	3,986,489	--
Utilities	10,854,709	2,355,578	8,499,131	--
Money Market Funds	6,458,447	6,458,447	--	--
Total Investments in Securities:	$385,601,353	$131,099,596	$254,501,757	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,963,330) — See accompanying schedule: Unaffiliated issuers (cost $464,266,004)	$379,142,906
Fidelity Central Funds (cost $6,458,130)	6,458,447
Total Investment in Securities (cost $470,724,134)		$385,601,353
Foreign currency held at value (cost $76,073)		76,073
Receivable for investments sold		1,048,349
Receivable for fund shares sold		139,175
Dividends receivable		3,229,502
Distributions receivable from Fidelity Central Funds		3,241
Prepaid expenses		210
Other receivables		12,312
Total assets		390,110,215
Liabilities
Payable for investments purchased	$1,928,157
Payable for fund shares redeemed	272,595
Accrued management fee	201,608
Distribution and service plan fees payable	4,480
Other affiliated payables	66,868
Other payables and accrued expenses	58,402
Collateral on securities loaned	3,144,170
Total liabilities		5,676,280
Net Assets		$384,433,935
Net Assets consist of:
Paid in capital		$517,423,114
Total accumulated earnings (loss)		(132,989,179)
Net Assets		$384,433,935
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,534,482 ÷ 870,939 shares)(a)		$6.35
Maximum offering price per share (100/94.25 of $6.35)		$6.74
Class M:
Net Asset Value and redemption price per share ($2,791,795 ÷ 439,301 shares)(a)		$6.36
Maximum offering price per share (100/96.50 of $6.36)		$6.59
Class C:
Net Asset Value and offering price per share ($2,816,416 ÷ 442,708 shares)(a)		$6.36
International Value:
Net Asset Value, offering price and redemption price per share ($368,073,946 ÷ 58,008,263 shares)		$6.35
Class I:
Net Asset Value, offering price and redemption price per share ($3,556,040 ÷ 559,516 shares)		$6.36
Class Z:
Net Asset Value, offering price and redemption price per share ($1,661,256 ÷ 261,915 shares)		$6.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$6,670,785
Income from Fidelity Central Funds (including $2,788 from security lending)		18,777
Income before foreign taxes withheld		6,689,562
Less foreign taxes withheld		(585,861)
Total income		6,103,701
Expenses
Management fee
Basic fee	$1,516,793
Performance adjustment	(115,943)
Transfer agent fees	361,615
Distribution and service plan fees	34,471
Accounting fees	115,024
Custodian fees and expenses	38,885
Independent trustees' fees and expenses	1,369
Registration fees	78,205
Audit	34,690
Legal	644
Interest	637
Miscellaneous	4,224
Total expenses before reductions	2,070,614
Expense reductions	(23,195)
Total expenses after reductions		2,047,419
Net investment income (loss)		4,056,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,758,786)
Fidelity Central Funds	(570)
Foreign currency transactions	(20,934)
Total net realized gain (loss)		(28,780,290)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(69,053,066)
Fidelity Central Funds	317
Assets and liabilities in foreign currencies	7,693
Total change in net unrealized appreciation (depreciation)		(69,045,056)
Net gain (loss)		(97,825,346)
Net increase (decrease) in net assets resulting from operations		$(93,769,064)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,056,282	$15,991,829
Net realized gain (loss)	(28,780,290)	(19,627,326)
Change in net unrealized appreciation (depreciation)	(69,045,056)	24,543,996
Net increase (decrease) in net assets resulting from operations	(93,769,064)	20,908,499
Distributions to shareholders	(17,025,846)	(13,674,095)
Share transactions - net increase (decrease)	26,267,858	4,693,076
Total increase (decrease) in net assets	(84,527,052)	11,927,480
Net Assets
Beginning of period	468,960,987	457,033,507
End of period	$384,433,935	$468,960,987

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.13	$9.08	$7.78	$8.27	$8.62
Income from Investment Operations
Net investment income (loss)A	.06	.25	.21	.17	.17	.13
Net realized and unrealized gain (loss)	(1.69)	.08	(1.04)	1.31	(.57)	(.20)
Total from investment operations	(1.63)	.33	(.83)	1.48	(.40)	(.07)
Distributions from net investment income	(.24)	(.21)	(.10)	(.17)	(.09)	(.28)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–	–
Total distributions	(.27)	(.21)	(.12)B	(.18)	(.09)	(.28)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$6.35	$8.25	$8.13	$9.08	$7.78	$8.27
Total ReturnD,E,F	(20.52)%	4.38%	(9.30)%	19.36%	(4.91)%	(.81)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.27%I	1.14%	1.23%	1.33%	1.40%	1.37%
Expenses net of fee waivers, if any	1.27%I	1.13%	1.23%	1.33%	1.40%	1.37%
Expenses net of all reductions	1.26%I	1.12%	1.21%	1.32%	1.39%	1.36%
Net investment income (loss)	1.50%I	3.19%	2.36%	2.01%	2.19%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$5,534	$7,806	$7,887	$8,151	$7,717	$8,956
Portfolio turnover rateJ	42%I	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.24	$8.11	$9.06	$7.76	$8.25	$8.60
Income from Investment Operations
Net investment income (loss)A	.05	.23	.18	.14	.15	.11
Net realized and unrealized gain (loss)	(1.69)	.08	(1.04)	1.31	(.58)	(.20)
Total from investment operations	(1.64)	.31	(.86)	1.45	(.43)	(.09)
Distributions from net investment income	(.21)	(.18)	(.08)	(.14)	(.06)	(.26)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–	–
Total distributions	(.24)	(.18)	(.09)	(.15)	(.06)	(.26)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$6.36	$8.24	$8.11	$9.06	$7.76	$8.25
Total ReturnC,D,E	(20.53)%	4.11%	(9.59)%	19.04%	(5.24)%	(1.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%H	1.44%	1.56%	1.64%	1.70%	1.66%
Expenses net of fee waivers, if any	1.55%H	1.43%	1.55%	1.64%	1.70%	1.66%
Expenses net of all reductions	1.54%H	1.42%	1.54%	1.63%	1.69%	1.65%
Net investment income (loss)	1.21%H	2.89%	2.04%	1.70%	1.89%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$2,792	$3,756	$3,920	$4,181	$3,703	$4,086
Portfolio turnover rateI	42%H	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.22	$8.08	$9.04	$7.75	$8.23	$8.59
Income from Investment Operations
Net investment income (loss)A	.03	.19	.14	.10	.11	.07
Net realized and unrealized gain (loss)	(1.69)	.08	(1.04)	1.31	(.57)	(.20)
Total from investment operations	(1.66)	.27	(.90)	1.41	(.46)	(.13)
Distributions from net investment income	(.17)	(.13)	(.04)	(.11)	(.02)	(.23)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–	–
Total distributions	(.20)	(.13)	(.06)B	(.12)	(.02)	(.23)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$6.36	$8.22	$8.08	$9.04	$7.75	$8.23
Total ReturnD,E,F	(20.77)%	3.53%	(10.06)%	18.41%	(5.61)%	(1.58)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.05%I	1.93%	2.04%	2.12%	2.17%	2.15%
Expenses net of fee waivers, if any	2.05%I	1.92%	2.04%	2.12%	2.17%	2.14%
Expenses net of all reductions	2.04%I	1.91%	2.02%	2.11%	2.17%	2.14%
Net investment income (loss)	.72%I	2.40%	1.55%	1.22%	1.42%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$2,816	$3,839	$5,339	$5,171	$4,168	$4,502
Portfolio turnover rateJ	42%I	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.06 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.14	$9.09	$7.79	$8.29	$8.64
Income from Investment Operations
Net investment income (loss)A	.07	.28	.24	.20	.20	.16
Net realized and unrealized gain (loss)	(1.67)	.07	(1.04)	1.31	(.58)	(.19)
Total from investment operations	(1.60)	.35	(.80)	1.51	(.38)	(.03)
Distributions from net investment income	(.27)	(.24)	(.14)	(.20)	(.12)	(.32)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–	–
Total distributions	(.30)	(.24)	(.15)	(.21)	(.12)	(.32)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$6.35	$8.25	$8.14	$9.09	$7.79	$8.29
Total ReturnC,D	(20.23)%	4.65%	(8.95)%	19.83%	(4.69)%	(.41)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%G	.79%	.89%	.97%	1.03%	1.02%
Expenses net of fee waivers, if any	.91%G	.78%	.89%	.97%	1.03%	1.02%
Expenses net of all reductions	.91%G	.78%	.87%	.96%	1.03%	1.01%
Net investment income (loss)	1.85%G	3.54%	2.70%	2.36%	2.56%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$368,074	$442,816	$433,015	$359,770	$309,199	$267,567
Portfolio turnover rateH	42%G	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.26	$8.15	$9.10	$7.80	$8.29	$8.65
Income from Investment Operations
Net investment income (loss)A	.07	.27	.23	.19	.19	.15
Net realized and unrealized gain (loss)	(1.68)	.08	(1.04)	1.31	(.58)	(.19)
Total from investment operations	(1.61)	.35	(.81)	1.50	(.39)	(.04)
Distributions from net investment income	(.26)	(.24)	(.13)	(.19)	(.10)	(.32)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–	–
Total distributions	(.29)	(.24)	(.14)	(.20)	(.10)	(.32)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$6.36	$8.26	$8.15	$9.10	$7.80	$8.29
Total ReturnC,D	(20.27)%	4.57%	(9.04)%	19.68%	(4.81)%	(.53)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%G	.86%	.97%	1.10%	1.17%	1.14%
Expenses net of fee waivers, if any	.98%G	.85%	.97%	1.10%	1.17%	1.14%
Expenses net of all reductions	.98%G	.85%	.95%	1.09%	1.16%	1.13%
Net investment income (loss)	1.78%G	3.47%	2.62%	2.23%	2.42%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$3,556	$8,495	$6,779	$5,523	$1,955	$1,969
Portfolio turnover rateH	42%G	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.14	$8.81
Income from Investment Operations
Net investment income (loss)B	.07	.29	.01
Net realized and unrealized gain (loss)	(1.67)	.08	(.68)
Total from investment operations	(1.60)	.37	(.67)
Distributions from net investment income	(.28)	(.26)	–
Distributions from net realized gain	(.03)	–	–
Total distributions	(.31)	(.26)	–
Net asset value, end of period	$6.34	$8.25	$8.14
Total ReturnC,D	(20.24)%	4.84%	(7.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%G	.67%	.84%G
Expenses net of fee waivers, if any	.80%G	.67%	.84%G
Expenses net of all reductions	.79%G	.66%	.82%G
Net investment income (loss)	1.97%G	3.66%	1.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,661	$2,249	$92
Portfolio turnover rateH	42%G	47%	55%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,573,186
Gross unrealized depreciation	(111,491,572)
Net unrealized appreciation (depreciation)	$(88,918,386)
Tax cost	$474,519,739

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(6,494,194)
Long-term	(12,693,387)
Total capital loss carryforward	$(19,187,581)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Value Fund	105,080,442	92,478,598

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$8,686	$105
Class M	.25%	.25%	8,560	146
Class C	.75%	.25%	17,225	1,753
			$34,471	$2,004

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,003
Class M	188
Class C(a)	140
$1,331

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$9,154.26
Class M	5,044.30
Class C	5,002.29
International Value	333,906.16
Class I	8,061.23
Class Z	448.04
	$361,615

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Value Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Value Fund	$13

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Value Fund	Borrower	$6,430,500	1.78%	$637

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Value Fund	$568

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $23. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,468 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $977.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $7,750 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$250,358	$203,466
Class M	108,862	86,532
Class C	90,015	78,779
International Value	16,196,338	13,098,896
Class I	295,710	198,775
Class Z	84,563	7,647
Total	$17,025,846	$13,674,095

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	38,592	218,117	$300,529	$1,710,090
Reinvestment of distributions	30,176	26,837	245,629	199,932
Shares redeemed	(144,182)	(268,764)	(1,093,443)	(2,109,659)
Net increase (decrease)	(75,414)	(23,810)	$(547,285)	$(199,637)
Class M
Shares sold	20,015	80,208	$145,960	$628,608
Reinvestment of distributions	12,987	11,597	105,846	86,515
Shares redeemed	(49,771)	(119,055)	(361,597)	(939,737)
Net increase (decrease)	(16,769)	(27,250)	$(109,791)	$(224,614)
Class C
Shares sold	26,550	71,027	$192,658	$560,721
Reinvestment of distributions	11,018	10,495	90,015	78,501
Shares redeemed	(61,872)	(275,427)	(473,504)	(2,176,151)
Net increase (decrease)	(24,304)	(193,905)	$(190,831)	$(1,536,929)
International Value
Shares sold	7,514,673	7,795,183	$50,973,054	$61,080,526
Reinvestment of distributions	1,031,528	901,853	8,365,693	6,700,770
Shares redeemed	(4,207,345)	(8,255,695)	(28,837,881)	(64,565,958)
Net increase (decrease)	4,338,856	441,341	$30,500,866	$3,215,338
Class I
Shares sold	130,925	632,568	$995,013	$4,879,197
Reinvestment of distributions	34,548	24,905	280,876	185,542
Shares redeemed	(634,351)	(461,351)	(4,620,815)	(3,618,354)
Net increase (decrease)	(468,878)	196,122	$(3,344,926)	$1,446,385
Class Z
Shares sold	74,699	292,569	$563,993	$2,235,643
Reinvestment of distributions	10,427	1,029	84,563	7,647
Shares redeemed	(95,653)	(32,507)	(688,731)	(250,757)
Net increase (decrease)	(10,527)	261,091	$(40,175)	$1,992,533

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio and Strategic Advisers Fidelity International Fund, were the owners of record of approximately 14% and 42%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 73% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.27%
Actual		$1,000.00	$794.80	$5.67
Hypothetical-C		$1,000.00	$1,018.55	$6.37
Class M	1.55%
Actual		$1,000.00	$794.70	$6.92
Hypothetical-C		$1,000.00	$1,017.16	$7.77
Class C	2.05%
Actual		$1,000.00	$792.30	$9.14
Hypothetical-C		$1,000.00	$1,014.67	$10.27
International Value	.91%
Actual		$1,000.00	$797.70	$4.07
Hypothetical-C		$1,000.00	$1,020.34	$4.57
Class I	.98%
Actual		$1,000.00	$797.30	$4.38
Hypothetical-C		$1,000.00	$1,019.99	$4.92
Class Z	.80%
Actual		$1,000.00	$797.60	$3.58
Hypothetical-C		$1,000.00	$1,020.89	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Value Fund

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of the retail class of the fund). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board considered the effect of the fund's negative performance adjustment and noted that, excluding the negative performance adjustment, the total expense ratio of Class C would have been above the competitive median due to the fund's low level of assets. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below the median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, 1.05%, and 1.20% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FIV-SANN-0620
1.827485.113

Fidelity® International Discovery Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	17.1%
United Kingdom	13.0%
Switzerland	11.1%
Germany	9.7%
France	5.6%
Netherlands	5.2%
Cayman Islands	3.9%
India	3.9%
Sweden	3.4%
Other*	27.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.4
Short-Term Investments and Net Other Assets (Liabilities)	1.6

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.4
Nestle SA (Reg. S) (Switzerland, Food Products)	3.2
SAP SE (Germany, Software)	2.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
Unilever NV (Netherlands, Personal Products)	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.7
Keyence Corp. (Japan, Electronic Equipment & Components)	1.6
Sanofi SA (France, Pharmaceuticals)	1.6
Lonza Group AG (Switzerland, Life Sciences Tools & Services)	1.5
21.2

Top Market Sectors as of April 30, 2020

% of fund's net assets
Health Care	17.8
Information Technology	16.6
Financials	15.3
Industrials	12.6
Consumer Discretionary	10.4
Consumer Staples	9.5
Communication Services	7.2
Materials	2.9
Real Estate	2.8
Energy	2.6

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
Australia - 2.4%
Bapcor Ltd.	10,037,981	$31,963
CSL Ltd.	371,338	74,018
IDP Education Ltd.	284,060	2,693
Inghams Group Ltd. (a)	10,035,067	22,735
Magellan Financial Group Ltd.	747,341	24,480
National Storage (REIT) unit	28,400,223	31,899
Rio Tinto Ltd.	4,469	252
Webjet Ltd. (a)	3,138,138	6,153

TOTAL AUSTRALIA		194,193

Austria - 0.7%
Erste Group Bank AG	1,329,700	28,888
Wienerberger AG	1,347,500	25,177

TOTAL AUSTRIA		54,065

Bailiwick of Jersey - 0.8%
Boohoo.Com PLC (b)	2,100,400	8,545
Experian PLC	1,766,965	53,063

TOTAL BAILIWICK OF JERSEY		61,608

Belgium - 1.4%
KBC Groep NV	1,511,759	81,999
UCB SA	356,900	32,673

TOTAL BELGIUM		114,672

Brazil - 0.3%
BM&F BOVESPA SA	3,116,200	22,017
Canada - 2.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,764,032	49,222
Constellation Software, Inc.	86,058	82,755
Dollarama, Inc.	730,740	22,920
Suncor Energy, Inc.	1,647,989	29,385

TOTAL CANADA		184,282

Cayman Islands - 3.9%
Akeso, Inc.	6,263,000	19,050
Alibaba Group Holding Ltd. sponsored ADR (b)	250,077	50,683
Bilibili, Inc. ADR (b)	703,554	19,270
Hansoh Pharmaceutical Group Co. Ltd. (c)	11,818,000	45,633
Meituan Dianping Class B (b)	2,588,844	34,662
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	236,983	30,253
Tencent Holdings Ltd.	2,226,000	117,020

TOTAL CAYMAN ISLANDS		316,571

China - 1.0%
AVIC Jonhon OptronicTechnology Co. Ltd.	4,283,720	21,529
Centre Testing International Group Co. Ltd. (A Shares)	7,804,046	18,635
Kweichow Moutai Co. Ltd. (A Shares)	105,800	18,821
Shanghai International Airport Co. Ltd. (A Shares)	2,048,300	20,286

TOTAL CHINA		79,271

Denmark - 1.7%
DSV A/S	408,100	42,109
Netcompany Group A/S (b)(c)	786,734	40,624
ORSTED A/S (c)	559,600	56,574

TOTAL DENMARK		139,307

France - 5.6%
Capgemini SA	674,196	63,346
LVMH Moet Hennessy Louis Vuitton SE	295,967	114,419
Sanofi SA	1,273,573	124,478
SR Teleperformance SA	326,179	73,097
VINCI SA	832,823	68,227
Worldline SA (b)(c)	103,500	7,030

TOTAL FRANCE		450,597

Germany - 9.3%
adidas AG	257,291	58,902
Akasol AG (a)(b)(c)	274,305	11,496
Allianz SE	494,659	91,545
Delivery Hero AG (b)(c)	419,917	35,433
Deutsche Borse AG	153,325	23,771
Deutsche Post AG	1,252,384	37,205
Instone Real Estate Group BV (b)(c)	984,293	19,955
Linde PLC	343,132	63,360
MTU Aero Engines Holdings AG	21,465	2,924
Nexus AG	586,367	22,490
Rheinmetall AG	282,813	19,159
SAP SE	1,565,319	186,441
Scout24 AG (c)	916,659	59,970
Siemens AG	576,716	53,221
Vonovia SE	1,238,136	61,124

TOTAL GERMANY		746,996

Hong Kong - 2.1%
AIA Group Ltd.	14,700,000	134,913
Techtronic Industries Co. Ltd.	4,892,000	37,094

TOTAL HONG KONG		172,007

Hungary - 0.7%
OTP Bank PLC	1,322,400	39,220
Richter Gedeon PLC	962,800	20,623

TOTAL HUNGARY		59,843

India - 3.9%
Avenue Supermarts Ltd. (b)(c)	529,858	16,610
HDFC Bank Ltd.	3,268,182	42,926
HDFC Bank Ltd. sponsored ADR	1,715,224	74,355
Housing Development Finance Corp. Ltd.	4,341,515	109,840
Reliance Industries Ltd.	1,780,200	34,619
Sunteck Realty Ltd. (b)	2,946,204	7,698
TCNS Clothing Co. Ltd. (b)(c)	2,201,291	11,403
Tech Mahindra Ltd.	2,207,200	15,878

TOTAL INDIA		313,329

Indonesia - 0.4%
PT Bank Central Asia Tbk	9,265,400	16,049
PT Bank Rakyat Indonesia Tbk	64,466,300	11,726

TOTAL INDONESIA		27,775

Ireland - 1.5%
Cairn Homes PLC	22,770,663	21,160
CRH PLC	1,133,400	34,386
Dalata Hotel Group PLC	3,612,007	11,756
DCC PLC (United Kingdom)	230,100	16,398
Kerry Group PLC Class A	292,900	33,606

TOTAL IRELAND		117,306

Italy - 0.9%
Moncler SpA	342,200	12,862
Recordati SpA	1,359,600	59,105

TOTAL ITALY		71,967

Japan - 17.1%
Astellas Pharma, Inc.	3,368,040	55,705
Daiichi Sankyo Kabushiki Kaisha	871,870	59,933
Fanuc Corp.	510,250	83,280
GMO Payment Gateway, Inc.	236,880	21,301
Hoya Corp.	1,116,650	102,659
Kao Corp.	508,250	39,194
Kenedix, Inc.	2,465,504	11,303
Keyence Corp.	346,870	125,315
Lasertec Corp.	1,092,060	73,370
Minebea Mitsumi, Inc.	3,387,730	55,082
Misumi Group, Inc.	1,061,480	25,579
Mitsubishi UFJ Financial Group, Inc.	6,466,320	26,124
MonotaRO Co. Ltd.	919,050	29,717
Nintendo Co. Ltd.	162,320	67,026
Oracle Corp. Japan	602,922	62,475
ORIX Corp.	6,161,870	74,012
Persol Holdings Co., Ltd.	1,613,610	18,961
Recruit Holdings Co. Ltd.	1,303,460	38,023
Relo Group, Inc.	2,682,180	58,810
Shiseido Co. Ltd.	364,620	21,437
SMC Corp.	80,260	36,647
SMS Co., Ltd.	968,920	21,353
SoftBank Group Corp.	1,216,600	52,147
Sony Corp.	1,383,920	89,061
Terumo Corp.	1,275,070	42,310
THK Co. Ltd.	1,045,490	25,398
Yahoo! Japan Corp.	8,030,850	30,994
Zozo, Inc.	1,533,950	24,871

TOTAL JAPAN		1,372,087

Korea (South) - 0.8%
Samsung Electronics Co. Ltd.	1,456,710	59,955
Luxembourg - 0.5%
Eurofins Scientific SA	75,463	41,762
Malta - 0.1%
Kambi Group PLC (b)	643,627	8,545
Netherlands - 5.2%
Adyen BV (b)(c)	50,575	49,947
ASML Holding NV (Netherlands)	512,500	149,694
NXP Semiconductors NV	504,752	50,258
Prosus NV (b)	267,800	20,302
RHI Magnesita NV	470,434	14,469
Unilever NV	2,742,932	136,596

TOTAL NETHERLANDS		421,266

New Zealand - 1.5%
EBOS Group Ltd.	3,286,001	44,381
Fisher & Paykel Healthcare Corp.	1,613,888	26,963
Ryman Healthcare Group Ltd.	6,181,732	45,095

TOTAL NEW ZEALAND		116,439

Norway - 1.2%
Adevinta ASA Class B	2,260,296	18,698
Equinor ASA	2,487,513	34,830
Schibsted ASA (A Shares)	2,157,600	45,784

TOTAL NORWAY		99,312

Poland - 0.4%
CD Projekt RED SA	385,200	33,202
South Africa - 0.6%
Clicks Group Ltd.	837,200	10,428
Naspers Ltd. Class N	251,700	39,177

TOTAL SOUTH AFRICA		49,605

Spain - 1.4%
Amadeus IT Holding SA Class A	281,300	13,539
Cellnex Telecom SA (c)	1,493,608	78,238
Euskaltel, S.A. (c)	2,901,300	23,146

TOTAL SPAIN		114,923

Sweden - 3.4%
ASSA ABLOY AB (B Shares)	1,985,900	35,551
EQT AB	1,206,700	16,675
Ericsson (B Shares)	9,935,100	84,877
Indutrade AB	2,016,900	64,841
Securitas AB (B Shares)	2,131,300	25,218
Svenska Handelsbanken AB (A Shares)	4,783,600	43,662

TOTAL SWEDEN		270,824

Switzerland - 11.1%
Logitech International SA (Reg.)	387,540	18,673
Lonza Group AG	269,248	117,546
Nestle SA (Reg. S)	2,449,900	259,469
Partners Group Holding AG	85,509	67,309
Roche Holding AG (participation certificate)	795,968	275,640
Schindler Holding AG (participation certificate)	154,147	34,255
Sika AG	497,558	82,321
Swiss Re Ltd.	518,150	37,652

TOTAL SWITZERLAND		892,865

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,930,000	59,713
Yageo Corp. unit (c)	374,200	24,557

TOTAL TAIWAN		84,270

Thailand - 0.3%
Thai Beverage PCL	52,325,100	25,469
United Kingdom - 13.0%
Anglo American PLC (United Kingdom)	964,970	17,200
AstraZeneca PLC (United Kingdom)	1,751,691	183,213
Beazley PLC	6,175,600	30,802
Big Yellow Group PLC	2,564,600	34,627
BP PLC	28,523,667	112,395
Compass Group PLC	2,234,406	37,599
Cranswick PLC	523,608	24,520
Dechra Pharmaceuticals PLC	1,228,076	42,845
Diageo PLC	1,757,039	60,495
HomeServe PLC	2,863,000	40,206
John David Group PLC	3,686,100	24,578
JTC PLC (c)	4,690,200	24,456
Keywords Studios PLC	1,143,500	22,943
Lloyds Banking Group PLC	72,334,200	29,267
London Stock Exchange Group PLC	925,836	86,944
M&G PLC	11,504,793	19,163
Network International Holdings PLC (c)	3,972,800	20,766
Ocado Group PLC (b)	2,367,402	47,842
Prudential PLC	3,267,093	46,090
Reckitt Benckiser Group PLC	656,800	54,711
Rotork PLC	5,614,648	17,580
Standard Life PLC	10,993,900	30,615
Vistry Group PLC	1,354,232	13,782
Zegona Communications PLC (d)	18,889,200	20,936

TOTAL UNITED KINGDOM		1,043,575

United States of America - 1.4%
MasterCard, Inc. Class A	134,734	37,048
MercadoLibre, Inc. (b)	66,067	38,551
Visa, Inc. Class A	212,096	37,906

TOTAL UNITED STATES OF AMERICA		113,505

TOTAL COMMON STOCKS
(Cost $6,928,917)		7,873,410

Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Volkswagen AG
(Cost $44,410)	230,686	32,414

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.16% (e)	99,298,398	99,328
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	14,536,664	14,538
TOTAL MONEY MARKET FUNDS
(Cost $113,856)		113,866
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $7,087,183)		8,019,690
NET OTHER ASSETS (LIABILITIES) - 0.2%		14,479
NET ASSETS - 100%		$8,034,169

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $525,838,000 or 6.5% of net assets.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,270
Fidelity Securities Lending Cash Central Fund	528
Total	$1,798

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Zegona Communications PLC	$--	$25,193	$10	$493	$(1)	$(4,246)	$20,936
Total	$--	$25,193	$10	$493	$(1)	$(4,246)	$20,936

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$566,431	$299,244	$267,187	$--
Consumer Discretionary	830,529	395,952	434,577	--
Consumer Staples	773,313	107,348	665,965	--
Energy	211,229	64,215	147,014	--
Financials	1,210,044	564,870	645,174	--
Health Care	1,436,122	564,181	871,941	--
Industrials	1,029,061	439,335	589,726	--
Information Technology	1,329,940	811,808	518,132	--
Materials	237,165	202,527	34,638	--
Real Estate	225,416	185,819	39,597	--
Utilities	56,574	56,574	--	--
Money Market Funds	113,866	113,866	--	--
Total Investments in Securities:	$8,019,690	$3,805,739	$4,213,951	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $13,556) — See accompanying schedule: Unaffiliated issuers (cost $6,948,145)	$7,884,888
Fidelity Central Funds (cost $113,856)	113,866
Other affiliated issuers (cost $25,182)	20,936
Total Investment in Securities (cost $7,087,183)		$8,019,690
Receivable for investments sold		161
Receivable for fund shares sold		2,848
Dividends receivable		39,348
Distributions receivable from Fidelity Central Funds		53
Prepaid expenses		4
Other receivables		4,634
Total assets		8,066,738
Liabilities
Payable for investments purchased	$3,315
Payable for fund shares redeemed	7,180
Accrued management fee	5,573
Distribution and service plan fees payable	47
Other affiliated payables	1,041
Other payables and accrued expenses	886
Collateral on securities loaned	14,527
Total liabilities		32,569
Net Assets		$8,034,169
Net Assets consist of:
Paid in capital		$7,128,146
Total accumulated earnings (loss)		906,023
Net Assets		$8,034,169
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($155,211 ÷ 3,965.02 shares)(a)		$39.15
Maximum offering price per share (100/94.25 of $39.15)		$41.54
Class M:
Net Asset Value and redemption price per share ($19,452 ÷ 499.70 shares)(a)		$38.93
Maximum offering price per share (100/96.50 of $38.93)		$40.34
Class C:
Net Asset Value and offering price per share ($10,060 ÷ 259.74 shares)(a)		$38.73
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,093,764 ÷ 154,741.79 shares)		$39.38
Class K:
Net Asset Value, offering price and redemption price per share ($1,344,003 ÷ 34,219.70 shares)		$39.28
Class I:
Net Asset Value, offering price and redemption price per share ($363,823 ÷ 9,261.27 shares)		$39.28
Class Z:
Net Asset Value, offering price and redemption price per share ($47,856 ÷ 1,219.38 shares)		$39.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends (including $493 earned from other affiliated issuers)		$79,022
Income from Fidelity Central Funds (including $528 from security lending)		1,798
Income before foreign taxes withheld		80,820
Less foreign taxes withheld		(7,499)
Total income		73,321
Expenses
Management fee
Basic fee	$28,887
Performance adjustment	6,258
Transfer agent fees	5,853
Distribution and service plan fees	331
Accounting fees	860
Custodian fees and expenses	568
Independent trustees' fees and expenses	27
Registration fees	127
Audit	99
Legal	11
Interest	1
Miscellaneous	103
Total expenses before reductions	43,125
Expense reductions	(1,590)
Total expenses after reductions		41,535
Net investment income (loss)		31,786
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,490)
Fidelity Central Funds	29
Other affiliated issuers	(1)
Foreign currency transactions	(2,330)
Total net realized gain (loss)		(29,792)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(693,346)
Fidelity Central Funds	10
Other affiliated issuers	(4,246)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(697,597)
Net gain (loss)		(727,389)
Net increase (decrease) in net assets resulting from operations		$(695,603)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,786	$174,805
Net realized gain (loss)	(29,792)	104,178
Change in net unrealized appreciation (depreciation)	(697,597)	769,838
Net increase (decrease) in net assets resulting from operations	(695,603)	1,048,821
Distributions to shareholders	(219,470)	(328,610)
Share transactions - net increase (decrease)	(107,981)	(1,178,397)
Total increase (decrease) in net assets	(1,023,054)	(458,186)
Net Assets
Beginning of period	9,057,223	9,515,409
End of period	$8,034,169	$9,057,223

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$43.31	$39.99	$46.66	$37.60	$39.78	$38.70
Income from Investment Operations
Net investment income (loss)A	.08	.63B	.37	.36	.47C	.40D
Net realized and unrealized gain (loss)	(3.34)	3.93	(4.87)	9.22	(2.38)	.79
Total from investment operations	(3.26)	4.56	(4.50)	9.58	(1.91)	1.19
Distributions from net investment income	(.62)	(.33)	(.34)	(.47)	(.27)	(.11)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(.90)	(1.24)	(2.17)	(.52)	(.27)E	(.11)
Redemption fees added to paid in capitalA	–	–	–	–F	–F	–F
Net asset value, end of period	$39.15	$43.31	$39.99	$46.66	$37.60	$39.78
Total ReturnG,H,I	(7.74)%	11.90%	(10.11)%	25.87%	(4.83)%	3.09%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.34%L	1.12%	1.22%	1.29%	1.35%	1.33%
Expenses net of fee waivers, if any	1.34%L	1.12%	1.22%	1.29%	1.35%	1.33%
Expenses net of all reductions	1.30%L	1.11%	1.21%	1.27%	1.34%	1.32%
Net investment income (loss)	.37%L	1.57%B	.83%	.88%	1.26%C	1.00%D
Supplemental Data
Net assets, end of period (in millions)	$155	$185	$191	$248	$236	$283
Portfolio turnover rateM	28%L,N	70%N	45%N	42%	50%N	60%N

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.05%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$43.01	$39.71	$46.35	$37.34	$39.51	$38.43
Income from Investment Operations
Net investment income (loss)A	.03	.53B	.27	.26	.38C	.30D
Net realized and unrealized gain (loss)	(3.33)	3.91	(4.84)	9.17	(2.37)	.80
Total from investment operations	(3.30)	4.44	(4.57)	9.43	(1.99)	1.10
Distributions from net investment income	(.51)	(.22)	(.24)	(.37)	(.17)	(.02)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(.78)E	(1.14)F	(2.07)	(.42)	(.18)	(.02)
Redemption fees added to paid in capitalA	–	–	–	–G	–G	–G
Net asset value, end of period	$38.93	$43.01	$39.71	$46.35	$37.34	$39.51
Total ReturnH,I,J	(7.85)%	11.62%	(10.31)%	25.57%	(5.07)%	2.86%
Ratios to Average Net AssetsK,L
Expenses before reductions	1.59%M	1.37%	1.46%	1.53%	1.58%	1.57%
Expenses net of fee waivers, if any	1.59%M	1.37%	1.46%	1.52%	1.58%	1.57%
Expenses net of all reductions	1.55%M	1.35%	1.45%	1.51%	1.57%	1.56%
Net investment income (loss)	.12%M	1.32%B	.59%	.64%	1.02%C	.76%D
Supplemental Data
Net assets, end of period (in millions)	$19	$24	$28	$35	$35	$43
Portfolio turnover rateN	28%M,O	70%O	45%O	42%	50%O	60%O

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 E Total distributions of $.78 per share is comprised of distributions from net investment income of $.506 and distributions from net realized gain of $.278 per share.

 F Total distributions of $1.14 per share is comprised of distributions from net investment income of $.222 and distributions from net realized gain of $.913 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Annualized

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 O Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$42.60	$39.32	$45.94	$36.96	$39.14	$38.25
Income from Investment Operations
Net investment income (loss)A	(.09)	.31B	.02	.04	.19C	.10D
Net realized and unrealized gain (loss)	(3.32)	3.88	(4.79)	9.12	(2.37)	.79
Total from investment operations	(3.41)	4.19	(4.77)	9.16	(2.18)	.89
Distributions from net investment income	(.19)	–	(.02)	(.13)	–	–
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	–	–
Total distributions	(.46)E	(.91)	(1.85)	(.18)	–	–
Redemption fees added to paid in capitalA	–	–	–	–F	–F	–F
Net asset value, end of period	$38.73	$42.60	$39.32	$45.94	$36.96	$39.14
Total ReturnG,H,I	(8.11)%	11.02%	(10.80)%	24.93%	(5.57)%	2.33%
Ratios to Average Net AssetsJ,K
Expenses before reductions	2.13%L	1.91%	2.00%	2.05%	2.10%	2.09%
Expenses net of fee waivers, if any	2.13%L	1.91%	2.00%	2.05%	2.10%	2.09%
Expenses net of all reductions	2.09%L	1.90%	1.99%	2.04%	2.09%	2.08%
Net investment income (loss)	(.42)%L	.78%B	.05%	.11%	.50%C	.24%D
Supplemental Data
Net assets, end of period (in millions)	$10	$12	$22	$28	$26	$32
Portfolio turnover rateM	28%L,N	70%N	45%N	42%	50%N	60%N

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 E Total distributions of $.46 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.278 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the contingent deferred sales charge.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$43.65	$40.32	$47.04	$37.91	$40.12	$39.03
Income from Investment Operations
Net investment income (loss)A	.15	.78B	.53	.50	.61C	.54D
Net realized and unrealized gain (loss)	(3.36)	3.95	(4.92)	9.29	(2.41)	.81
Total from investment operations	(3.21)	4.73	(4.39)	9.79	(1.80)	1.35
Distributions from net investment income	(.78)	(.49)	(.50)	(.61)	(.41)	(.26)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.06)	(1.40)	(2.33)	(.66)	(.41)E	(.26)
Redemption fees added to paid in capitalA	–	–	–	–F	–F	–F
Net asset value, end of period	$39.38	$43.65	$40.32	$47.04	$37.91	$40.12
Total ReturnG,H	(7.61)%	12.31%	(9.81)%	26.33%	(4.53)%	3.47%
Ratios to Average Net AssetsI,J
Expenses before reductions	.99%K	.78%	.88%	.94%	1.00%	.99%
Expenses net of fee waivers, if any	.99%K	.78%	.88%	.94%	1.00%	.99%
Expenses net of all reductions	.96%K	.76%	.87%	.92%	.99%	.98%
Net investment income (loss)	.72%K	1.92%B	1.17%	1.22%	1.61%C	1.34%D
Supplemental Data
Net assets, end of period (in millions)	$6,094	$6,726	$6,515	$7,351	$6,421	$7,209
Portfolio turnover rateL	28%K,M	70%M	45%M	42%	50%M	60%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$43.55	$40.25	$46.96	$37.86	$40.06	$38.97
Income from Investment Operations
Net investment income (loss)A	.17	.82B	.58	.55	.66C	.59D
Net realized and unrealized gain (loss)	(3.34)	3.93	(4.90)	9.26	(2.39)	.81
Total from investment operations	(3.17)	4.75	(4.32)	9.81	(1.73)	1.40
Distributions from net investment income	(.82)	(.54)	(.55)	(.66)	(.46)	(.31)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.10)	(1.45)	(2.39)E	(.71)	(.47)	(.31)
Redemption fees added to paid in capitalA	–	–	–	–F	–F	–F
Net asset value, end of period	$39.28	$43.55	$40.25	$46.96	$37.86	$40.06
Total ReturnG,H	(7.53)%	12.41%	(9.70)%	26.47%	(4.38)%	3.61%
Ratios to Average Net AssetsI,J
Expenses before reductions	.89%K	.66%	.77%	.82%	.86%	.86%
Expenses net of fee waivers, if any	.88%K	.66%	.77%	.82%	.86%	.86%
Expenses net of all reductions	.85%K	.65%	.76%	.80%	.85%	.85%
Net investment income (loss)	.82%K	2.03%B	1.29%	1.35%	1.74%C	1.47%D
Supplemental Data
Net assets, end of period (in millions)	$1,344	$1,566	$2,064	$2,228	$1,880	$2,308
Portfolio turnover rateL	28%K,M	70%M	45%M	42%	50%M	60%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Total distributions of $2.39 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $1.832 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$43.53	$40.22	$46.92	$37.82	$40.03	$38.96
Income from Investment Operations
Net investment income (loss)A	.15	.77B	.52	.49	.61C	.53D
Net realized and unrealized gain (loss)	(3.36)	3.93	(4.90)	9.27	(2.40)	.80
Total from investment operations	(3.21)	4.70	(4.38)	9.76	(1.79)	1.33
Distributions from net investment income	(.76)	(.48)	(.49)	(.61)	(.42)	(.26)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.04)	(1.39)	(2.32)	(.66)	(.42)E	(.26)
Redemption fees added to paid in capitalA	–	–	–	–F	–F	–F
Net asset value, end of period	$39.28	$43.53	$40.22	$46.92	$37.82	$40.03
Total ReturnG,H	(7.62)%	12.26%	(9.81)%	26.29%	(4.52)%	3.44%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.01%K	.80%	.91%	.96%	1.00%	1.00%
Expenses net of fee waivers, if any	1.01%K	.80%	.91%	.96%	1.00%	.99%
Expenses net of all reductions	.97%K	.79%	.90%	.94%	.99%	.98%
Net investment income (loss)	.70%K	1.89%B	1.15%	1.21%	1.60%C	1.33%D
Supplemental Data
Net assets, end of period (in millions)	$364	$463	$579	$658	$745	$1,061
Portfolio turnover rateL	28%K,M	70%M	45%M	42%	50%M	60%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$43.52	$40.22	$46.92	$37.84	$40.03	$38.96
Income from Investment Operations
Net investment income (loss)A	.18	.82B	.58	.56	.66C	.59D
Net realized and unrealized gain (loss)	(3.35)	3.94	(4.89)	9.24	(2.38)	.80
Total from investment operations	(3.17)	4.76	(4.31)	9.80	(1.72)	1.39
Distributions from net investment income	(.82)	(.54)	(.56)	(.67)	(.46)	(.32)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.10)	(1.46)E	(2.39)	(.72)	(.47)	(.32)
Redemption fees added to paid in capitalA	–	–	–	–F	–F	–F
Net asset value, end of period	$39.25	$43.52	$40.22	$46.92	$37.84	$40.03
Total ReturnG,H	(7.54)%	12.42%	(9.68)%	26.44%	(4.36)%	3.58%
Ratios to Average Net AssetsI,J
Expenses before reductions	.89%K	.66%	.77%	.82%	.86%	.86%
Expenses net of fee waivers, if any	.88%K	.66%	.77%	.82%	.86%	.86%
Expenses net of all reductions	.85%K	.65%	.76%	.80%	.85%	.85%
Net investment income (loss)	.82%K	2.03%B	1.29%	1.35%	1.74%C	1.47%D
Supplemental Data
Net assets, end of period (in millions)	$48	$82	$118	$101	$38	$30
Portfolio turnover rateL	28%K,M	70%M	45%M	42%	50%M	60%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Total distributions of $1.46 per share is comprised of distributions from net investment income of $.542 and distributions from net realized gain of $.913 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $431 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in-kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,585,608
Gross unrealized depreciation	(663,315)
Net unrealized appreciation (depreciation)	$922,293
Tax cost	$7,097,397

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery Fund	1,174,368	1,312,090

Unaffiliated Redemptions In-Kind. During the period, 95 shares of the Fund were redeemed in-kind for investments and cash with a value of $3,624. The net realized gain of $634 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 2,812 shares of the Fund were redeemed in-kind for investments and cash with a value of $119,262. The Fund had a net realized gain of $30,907 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$218	$2
Class M	.25%	.25%	56	1
Class C	.75%	.25%	57	5
			$331	$8

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9
Class M	1
Class C(a)	–(b)
$10

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) Amount less than five-hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K and Class Z from .046% to .044%.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$214.25
Class M	27.24
Class C	16.29
International Discovery	4,906.15
Class K	320.04
Class I	354.17
Class Z	16.04
	$5,853

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Discovery Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery Fund	$9

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Discovery Fund	Borrower	$15,895	1.78%	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,243 shares of the Fund were redeemed in-kind for investments and cash with a value of $50,887. The Fund had a net realized gain of $12,062 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the prior period, the investment adviser reimbursed the Fund for certain losses in the amount of $23.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Discovery Fund	$11

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to less than five-hundred dollars. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,554 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $13 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$3,793	$5,794
Class M	430	790
Class C	132	484
International Discovery	162,657	224,704
Class K	39,624	72,802
Class I	10,816	19,867
Class Z	2,018	4,169
Total	$219,470	$328,610

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	159	522	$6,629	$20,985
Reinvestment of distributions	86	154	3,755	5,740
Shares redeemed	(542)	(1,183)	(22,629)	(47,771)
Net increase (decrease)	(297)	(507)	$(12,245)	$(21,046)
Class M
Shares sold	14	64	$588	$2,568
Reinvestment of distributions	10	21	427	785
Shares redeemed	(82)	(228)	(3,330)	(9,095)
Net increase (decrease)	(58)	(143)	$(2,315)	$(5,742)
Class C
Shares sold	12	28	$474	$1,132
Reinvestment of distributions	3	13	129	478
Shares redeemed	(45)	(299)	(1,866)	(11,875)
Net increase (decrease)	(30)	(258)	$(1,263)	$(10,267)
International Discovery
Shares sold	8,371	14,442	$356,147	$585,326
Reinvestment of distributions	3,541	4,741	155,371	177,779
Shares redeemed	(11,278)	(26,635)	(457,350)	(1,075,827)
Net increase (decrease)	634	(7,452)	$54,168	$(312,722)
Class K
Shares sold	4,610	7,723	$193,961	$309,132
Reinvestment of distributions	906	1,948	39,624	72,802
Shares redeemed	(7,244)(a)	(24,994)(b),(c)	(303,942)(a)	(1,014,241)(b),(c)
Net increase (decrease)	(1,728)	(15,323)	$(70,357)	$(632,307)
Class I
Shares sold	2,011	3,057	$74,113	$119,482
Reinvestment of distributions	70	164	3,049	6,118
Shares redeemed	(3,456)	(6,985)	(131,127)	(278,018)
Net increase (decrease)	(1,375)	(3,764)	$(53,965)	$(152,418)
Class Z
Shares sold	142	656	$6,017	$25,184
Reinvestment of distributions	26	60	1,127	2,239
Shares redeemed	(825)	(1,776)	(29,148)	(71,319)
Net increase (decrease)	(657)	(1,060)	$(22,004)	$(43,896)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers Fidelity International Fund were the owners of record of approximately 11% and 16%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 29% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.34%
Actual		$1,000.00	$922.60	$6.41
Hypothetical-C		$1,000.00	$1,018.20	$6.72
Class M	1.59%
Actual		$1,000.00	$921.50	$7.60
Hypothetical-C		$1,000.00	$1,016.96	$7.97
Class C	2.13%
Actual		$1,000.00	$918.90	$10.16
Hypothetical-C		$1,000.00	$1,014.27	$10.67
International Discovery	.99%
Actual		$1,000.00	$923.90	$4.74
Hypothetical-C		$1,000.00	$1,019.94	$4.97
Class K	.88%
Actual		$1,000.00	$924.70	$4.21
Hypothetical-C		$1,000.00	$1,020.49	$4.42
Class I	1.01%
Actual		$1,000.00	$923.80	$4.83
Hypothetical-C		$1,000.00	$1,019.84	$5.07
Class Z	.88%
Actual		$1,000.00	$924.60	$4.21
Hypothetical-C		$1,000.00	$1,020.49	$4.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

## 2019 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):

75% beaten
25% beaten
Benchmark
Class Z
Class C
3.00
2.00
1.00
0.00
-1.00
-2.00
-3.00
1.67
1.31
0.04
-1.20
-2.28
1 Year
32.00
30.00
28.00
26.00
24.00
22.00
30.72
29.29
28.71
24.05
22.38
3 Year
20.0
15.0
10.0
5.0
17.8
12.8
13.0
10.7
5.8
5 Year

**% Beaten**

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| Retail Class | 44% | 60% | 87% |
| Class A | 40% | 49% | 83% |
| Class C | 32% | 30% | 50% |
| Class I | 43% | 59% | 87% |
| Class K | 45% | 64% | 88% |
| Class M | 36% | 43% | 75% |
| Class Z | 46% | 64% | 88% |

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Discovery Fund

The Board considered that effective August 1, 2014, the fund's individual fund fee rate was reduced from 0.450% to 0.424%. The Board considered that the chart below reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, the retail class, and Class K ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

IGI-SANN-0620
1.807261.115

Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund

Fidelity® International Capital Appreciation Fund

Fidelity® Overseas Fund

Fidelity® Worldwide Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Diversified International Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Diversified International Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	17.6%
Germany	10.4%
United States of America*	9.5%
United Kingdom	8.5%
France	8.3%
Switzerland	7.0%
Netherlands	6.9%
India	3.7%
Cayman Islands	3.2%
Other	24.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	95.4
Short-Term Investments and Net Other Assets (Liabilities)	4.6

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0
SAP SE (Germany, Software)	2.4
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
AIA Group Ltd. (Hong Kong, Insurance)	1.8
Keyence Corp. (Japan, Electronic Equipment & Components)	1.8
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6
Sanofi SA (France, Pharmaceuticals)	1.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.4
London Stock Exchange Group PLC (United Kingdom, Capital Markets)	1.4
19.2

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	17.4
Financials	15.8
Health Care	15.6
Industrials	15.3
Consumer Discretionary	9.0
Consumer Staples	7.8
Materials	6.0
Communication Services	4.1
Utilities	1.8
Energy	1.7

Fidelity® Diversified International Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 1.6%
Aristocrat Leisure Ltd.	1,745,373	$28,623,751
CSL Ltd.	534,746	106,589,518
Magellan Financial Group Ltd.	1,381,518	45,253,889

TOTAL AUSTRALIA		180,467,158

Bailiwick of Jersey - 0.9%
Clarivate Analytics PLC (a)	159,348	3,661,817
Experian PLC	2,433,200	73,069,897
Ferguson PLC	353,095	25,458,954

TOTAL BAILIWICK OF JERSEY		102,190,668

Belgium - 1.2%
Galapagos Genomics NV (a)	131,600	29,074,035
KBC Groep NV	1,575,728	85,469,021
UCB SA	304,200	27,848,691

TOTAL BELGIUM		142,391,747

Bermuda - 1.7%
China Gas Holdings Ltd.	8,709,000	31,689,777
Credicorp Ltd. (United States)	234,500	34,945,190
Hiscox Ltd.	1,806,944	15,990,094
IHS Markit Ltd.	993,500	66,862,550
Marvell Technology Group Ltd.	1,860,400	49,747,096

TOTAL BERMUDA		199,234,707

Canada - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	3,296,362	91,979,382
Brookfield Asset Management, Inc. (Canada) Class A	62,100	2,098,627
Constellation Software, Inc.	58,222	55,987,567
Fairfax India Holdings Corp. (a)(b)	2,423,300	18,780,575
Franco-Nevada Corp.	411,600	54,456,163
Waste Connection, Inc. (Canada)	201,600	17,345,175
Wheaton Precious Metals Corp.	1,430,300	54,347,187

TOTAL CANADA		294,994,676

Cayman Islands - 3.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	555,000	112,481,850
Anta Sports Products Ltd.	4,116,000	35,052,013
Hansoh Pharmaceutical Group Co. Ltd. (b)	5,754,000	22,217,781
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	250,700	32,004,362
Tencent Holdings Ltd.	2,595,600	136,449,233
Zai Lab Ltd. ADR (a)	465,327	29,185,309

TOTAL CAYMAN ISLANDS		367,390,548

China - 1.0%
Kweichow Moutai Co. Ltd. (A Shares)	348,860	62,058,409
Ping An Insurance Group Co. of China Ltd. (H Shares)	4,824,500	49,095,374

TOTAL CHINA		111,153,783

Denmark - 1.7%
DSV A/S	961,200	99,179,663
GN Store Nord A/S	252,700	11,552,742
ORSTED A/S (b)	829,800	83,890,931

TOTAL DENMARK		194,623,336

France - 8.3%
Amundi SA (b)	914,513	60,731,446
Capgemini SA	1,083,200	101,775,499
Danone SA	248,100	17,291,848
Dassault Systemes SA	256,400	37,524,337
Edenred SA	924,445	37,249,961
Kering SA	94,460	48,052,253
Legrand SA	702,800	47,117,580
LVMH Moet Hennessy Louis Vuitton SE	404,938	156,546,179
Pernod Ricard SA	297,100	45,287,766
Sanofi SA	1,885,932	184,328,846
SR Teleperformance SA	517,800	116,039,666
VINCI SA	1,129,900	92,563,691
Worldline SA (a)(b)	148,600	10,093,028

TOTAL FRANCE		954,602,100

Germany - 10.4%
adidas AG	491,502	112,520,813
Allianz SE	573,163	106,073,642
Bayer AG	1,283,576	84,593,330
Deutsche Borse AG	642,900	99,674,246
Deutsche Post AG	2,302,919	68,413,267
Hannover Reuck SE	467,300	74,509,198
Linde PLC	680,634	125,679,562
RWE AG	1,299,700	37,373,009
SAP SE	2,336,289	278,269,067
Scout24 AG (b)	831,600	54,405,139
Symrise AG	782,200	79,244,415
Vonovia SE	1,473,500	72,743,811

TOTAL GERMANY		1,193,499,499

Hong Kong - 2.0%
AIA Group Ltd.	22,316,800	204,818,444
Techtronic Industries Co. Ltd.	3,635,000	27,562,426

TOTAL HONG KONG		232,380,870

India - 3.7%
Axis Bank Ltd.	3,946,905	23,064,220
HDFC Bank Ltd.	7,959,894	104,548,219
Housing Development Finance Corp. Ltd.	3,884,247	98,270,891
Kotak Mahindra Bank Ltd.	3,395,705	60,994,487
Reliance Industries Ltd.	7,369,512	143,314,163

TOTAL INDIA		430,191,980

Indonesia - 0.8%
PT Bank Central Asia Tbk	30,864,400	53,463,010
PT Bank Rakyat Indonesia Tbk	225,772,500	41,065,196

TOTAL INDONESIA		94,528,206

Ireland - 2.8%
Aon PLC	318,000	54,909,060
CRH PLC	1,797,800	54,204,566
DCC PLC (United Kingdom)	208,089	14,828,944
Kerry Group PLC Class A	661,600	75,909,003
Kingspan Group PLC (Ireland)	1,154,500	58,829,885
Ryanair Holdings PLC sponsored ADR (a)	944,399	59,941,005

TOTAL IRELAND		318,622,463

Italy - 1.3%
Enel SpA	8,450,300	57,719,363
FinecoBank SpA	3,072,200	34,138,038
Recordati SpA	1,183,300	51,440,855

TOTAL ITALY		143,298,256

Japan - 17.6%
Astellas Pharma, Inc.	1,550,500	25,643,954
Bandai Namco Holdings, Inc.	582,700	29,115,445
Daikin Industries Ltd.	638,000	81,875,165
Fast Retailing Co. Ltd.	12,400	5,880,663
Hoya Corp.	2,034,400	187,032,478
Iriso Electronics Co. Ltd.	196,500	5,557,261
Itochu Corp.	4,182,900	82,006,238
Kao Corp.	1,126,300	86,856,140
Keyence Corp.	566,540	204,675,542
KH Neochem Co. Ltd.	649,500	11,444,854
Minebea Mitsumi, Inc.	7,168,800	116,558,880
Misumi Group, Inc.	1,543,500	37,194,157
Nabtesco Corp.	568,000	16,460,700
Nitori Holdings Co. Ltd.	600,100	92,378,996
Oracle Corp. Japan	231,800	24,019,159
ORIX Corp.	4,659,000	55,960,965
PALTAC Corp.	293,900	15,446,079
Park24 Co. Ltd.	391,000	6,295,933
Persol Holdings Co., Ltd.	2,716,800	31,923,634
Recruit Holdings Co. Ltd.	3,259,800	95,092,267
Relo Group, Inc.	539,200	11,822,556
Renesas Electronics Corp. (a)	6,566,603	35,490,190
ROHM Co. Ltd.	307,500	19,656,618
Shin-Etsu Chemical Co. Ltd.	1,007,000	111,074,192
Shiseido Co. Ltd.	823,800	48,433,874
SMC Corp.	246,200	112,414,853
Sony Corp.	2,317,500	149,140,657
Suzuki Motor Corp.	886,400	28,289,694
Tokyo Electron Ltd.	364,000	77,525,091
Tsuruha Holdings, Inc.	824,914	110,536,862
Welcia Holdings Co. Ltd.	999,100	72,245,408
Yahoo! Japan Corp.	10,112,800	39,028,600

TOTAL JAPAN		2,027,077,105

Korea (South) - 1.7%
LG Chemical Ltd.	92,218	28,579,959
Samsung Electronics Co. Ltd.	2,205,880	90,788,910
SK Hynix, Inc.	1,048,460	72,236,757

TOTAL KOREA (SOUTH)		191,605,626

Luxembourg - 0.8%
B&M European Value Retail SA	17,969,863	75,322,765
Globant SA (a)	188,900	21,850,063

TOTAL LUXEMBOURG		97,172,828

Netherlands - 6.9%
Adyen BV (a)(b)	19,173	18,934,872
ASML Holding NV	900,700	259,788,901
Heineken NV (Bearer)	605,600	51,512,261
Koninklijke Philips Electronics NV	2,606,600	113,628,225
NXP Semiconductors NV	875,300	87,153,621
Unilever NV	2,935,257	146,173,791
Wolters Kluwer NV	1,397,700	102,805,660
Yandex NV Series A (a)	454,400	17,167,232

TOTAL NETHERLANDS		797,164,563

New Zealand - 0.3%
Ryman Healthcare Group Ltd.	5,175,728	37,756,217
Norway - 0.8%
Adevinta ASA Class B	4,232,612	35,013,384
NEL ASA (a)(c)	10,134,300	12,488,523
Schibsted ASA (A Shares)	2,270,800	48,186,385

TOTAL NORWAY		95,688,292

Russia - 0.2%
MMC Norilsk Nickel PJSC sponsored ADR	780,200	21,673,956
Spain - 0.7%
Cellnex Telecom SA (b)	1,496,010	78,363,442
Sweden - 1.8%
ASSA ABLOY AB (B Shares)	3,732,700	66,822,575
EQT AB	1,720,400	23,773,018
Hexagon AB (B Shares)	1,011,000	49,611,732
Indutrade AB	1,237,600	39,787,570
Svenska Handelsbanken AB (A Shares)	2,909,600	26,556,917

TOTAL SWEDEN		206,551,812

Switzerland - 7.0%
Alcon, Inc. (Switzerland) (a)	317,210	16,740,407
Julius Baer Group Ltd.	892,460	35,051,513
Lonza Group AG	199,757	87,208,081
Nestle SA (Reg. S)	667,490	70,693,886
Roche Holding AG (participation certificate)	1,009,544	349,602,441
Sika AG	780,676	129,162,349
Sonova Holding AG Class B	199,690	36,059,018
Swiss Re Ltd.	701,570	50,980,528
Temenos Group AG	208,300	27,104,356

TOTAL SWITZERLAND		802,602,579

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,094,200	111,264,846
United Kingdom - 8.5%
AstraZeneca PLC (United Kingdom)	2,058,539	215,306,921
Beazley PLC	3,993,100	19,916,065
Big Yellow Group PLC	2,084,528	28,144,964
BP PLC sponsored ADR	2,600,000	61,880,000
Compass Group PLC	2,777,688	46,741,294
John David Group PLC	1,851,233	12,343,638
Lloyds Banking Group PLC	70,338,400	28,459,525
London Stock Exchange Group PLC	1,658,800	155,775,121
M&G PLC	8,473,681	14,114,515
Network International Holdings PLC (b)	2,688,482	14,052,494
Ocado Group PLC (a)	1,989,100	40,197,080
Prudential PLC	5,347,281	75,436,328
RELX PLC (Euronext N.V.)	5,608,899	127,171,333
Rentokil Initial PLC	11,568,000	68,825,141
Smith & Nephew PLC	3,421,700	66,959,595

TOTAL UNITED KINGDOM		975,324,014

United States of America - 4.9%
10X Genomics, Inc. (a)	20,400	1,629,348
Alphabet, Inc. Class C (a)	53,403	72,022,490
Becton, Dickinson & Co.	125,971	31,811,457
Immunomedics, Inc. (a)	409,700	12,446,686
IQVIA Holdings, Inc. (a)	451,800	64,422,162
Marsh & McLennan Companies, Inc.	610,700	59,439,431
MasterCard, Inc. Class A	445,500	122,499,135
Microsoft Corp.	408,100	73,135,601
Visa, Inc. Class A	685,100	122,441,072

TOTAL UNITED STATES OF AMERICA		559,847,382

TOTAL COMMON STOCKS
(Cost $8,316,488,567)		10,961,662,659

Money Market Funds - 4.2%
Fidelity Cash Central Fund 0.16% (d)	482,872,023	483,016,885
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	5,975,336	5,975,933
TOTAL MONEY MARKET FUNDS
(Cost $488,923,522)		488,992,818
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $8,805,412,089)		11,450,655,477
NET OTHER ASSETS (LIABILITIES) - 0.4%		42,444,500
NET ASSETS - 100%		$11,493,099,977

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $361,469,708 or 3.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,169,065
Fidelity Securities Lending Cash Central Fund	104,617
Total	$2,273,682

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$480,635,905	$305,158,072	$175,477,833	$--
Consumer Discretionary	1,020,137,532	380,174,770	639,962,762	--
Consumer Staples	878,978,630	447,470,682	431,507,948	--
Energy	205,194,163	61,880,000	143,314,163	--
Financials	1,813,356,793	707,381,967	1,105,974,826	--
Health Care	1,793,078,097	826,299,410	966,778,687	--
Industrials	1,768,597,149	883,443,498	885,153,651	--
Information Technology	2,008,432,776	1,603,026,886	405,405,890	--
Materials	669,867,203	425,344,030	244,523,173	--
Real Estate	112,711,331	112,711,331	--	--
Utilities	210,673,080	121,263,940	89,409,140	--
Money Market Funds	488,992,818	488,992,818	--	--
Total Investments in Securities:	$11,450,655,477	$6,363,147,404	$5,087,508,073	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,699,959) — See accompanying schedule: Unaffiliated issuers (cost $8,316,488,567)	$10,961,662,659
Fidelity Central Funds (cost $488,923,522)	488,992,818
Total Investment in Securities (cost $8,805,412,089)		$11,450,655,477
Foreign currency held at value (cost $447,656)		449,355
Receivable for investments sold		21,373,026
Receivable for fund shares sold		8,438,580
Dividends receivable		56,465,339
Distributions receivable from Fidelity Central Funds		78,771
Prepaid expenses		6,046
Other receivables		1,789,143
Total assets		11,539,255,737
Liabilities
Payable for investments purchased	$19,976,362
Payable for fund shares redeemed	7,204,534
Accrued management fee	8,637,835
Other affiliated payables	1,334,833
Other payables and accrued expenses	3,026,350
Collateral on securities loaned	5,975,846
Total liabilities		46,155,760
Net Assets		$11,493,099,977
Net Assets consist of:
Paid in capital		$8,928,491,540
Total accumulated earnings (loss)		2,564,608,437
Net Assets		$11,493,099,977
Net Asset Value and Maximum Offering Price
Diversified International:
Net Asset Value, offering price and redemption price per share ($8,088,111,472 ÷ 227,847,264 shares)		$35.50
Class K:
Net Asset Value, offering price and redemption price per share ($3,404,988,505 ÷ 96,100,795 shares)		$35.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$95,162,910
Income from Fidelity Central Funds (including $104,617 from security lending)		2,273,682
Income before foreign taxes withheld		97,436,592
Less foreign taxes withheld		(11,678,340)
Total income		85,758,252
Expenses
Management fee
Basic fee	$41,333,375
Performance adjustment	12,385,556
Transfer agent fees	7,556,948
Accounting fees	938,146
Custodian fees and expenses	621,870
Independent trustees' fees and expenses	38,716
Registration fees	103,910
Audit	71,692
Legal	15,219
Miscellaneous	148,089
Total expenses before reductions	63,213,521
Expense reductions	(327,360)
Total expenses after reductions		62,886,161
Net investment income (loss)		22,872,091
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,926,298
Fidelity Central Funds	3,331
Forward foreign currency contracts	65,796
Foreign currency transactions	(1,290,478)
Total net realized gain (loss)		152,704,947
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $8,634,226)	(1,049,918,495)
Fidelity Central Funds	42,265
Forward foreign currency contracts	(83)
Assets and liabilities in foreign currencies	267,084
Total change in net unrealized appreciation (depreciation)		(1,049,609,229)
Net gain (loss)		(896,904,282)
Net increase (decrease) in net assets resulting from operations		$(874,032,191)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,872,091	$194,597,492
Net realized gain (loss)	152,704,947	264,127,258
Change in net unrealized appreciation (depreciation)	(1,049,609,229)	1,508,654,754
Net increase (decrease) in net assets resulting from operations	(874,032,191)	1,967,379,504
Distributions to shareholders	(182,593,177)	(905,624,719)
Share transactions - net increase (decrease)	(431,607,148)	(2,354,610,292)
Total increase (decrease) in net assets	(1,488,232,516)	(1,292,855,507)
Net Assets
Beginning of period	12,981,332,493	14,274,188,000
End of period	$11,493,099,977	$12,981,332,493

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$38.67	$35.72	$41.39	$34.28	$36.07	$36.22
Income from Investment Operations
Net investment income (loss)A	.06	.50	.50	.41	.39	.36
Net realized and unrealized gain (loss)	(2.70)	4.77	(4.05)	7.15	(1.71)	.80
Total from investment operations	(2.64)	5.27	(3.55)	7.56	(1.32)	1.16
Distributions from net investment income	(.53)	(.43)	(.43)	(.38)	(.33)B	(.40)
Distributions from net realized gain	–	(1.89)	(1.69)	(.07)	(.14)B	(.92)
Total distributions	(.53)	(2.32)	(2.12)	(.45)	(.47)	(1.31)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$35.50	$38.67	$35.72	$41.39	$34.28	$36.07
Total ReturnE,F	(6.95)%	16.02%	(9.05)%	22.38%	(3.70)%	3.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%I	.75%	.81%	.94%	1.05%	1.00%
Expenses net of fee waivers, if any	1.04%I	.75%	.80%	.94%	1.05%	.99%
Expenses net of all reductions	1.04%I	.75%	.79%	.93%	1.05%	.99%
Net investment income (loss)	.33%I	1.42%	1.27%	1.10%	1.15%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$8,088,111	$8,734,682	$9,275,299	$11,349,633	$10,990,703	$13,059,983
Portfolio turnover rateJ,K	25%I	37%	30%	37%	24%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$38.61	$35.68	$41.35	$34.25	$36.04	$36.20
Income from Investment Operations
Net investment income (loss)A	.08	.55	.55	.45	.44	.40
Net realized and unrealized gain (loss)	(2.69)	4.74	(4.05)	7.15	(1.71)	.80
Total from investment operations	(2.61)	5.29	(3.50)	7.60	(1.27)	1.20
Distributions from net investment income	(.57)	(.47)	(.48)	(.43)	(.38)B	(.45)
Distributions from net realized gain	–	(1.89)	(1.69)	(.07)	(.14)B	(.92)
Total distributions	(.57)	(2.36)	(2.17)	(.50)	(.52)	(1.36)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$35.43	$38.61	$35.68	$41.35	$34.25	$36.04
Total ReturnE,F	(6.89)%	16.14%	(8.95)%	22.55%	(3.57)%	3.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%I	.63%	.69%	.82%	.92%	.87%
Expenses net of fee waivers, if any	.93%I	.63%	.69%	.81%	.92%	.87%
Expenses net of all reductions	.92%I	.63%	.67%	.81%	.92%	.86%
Net investment income (loss)	.44%I	1.54%	1.39%	1.22%	1.28%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$3,404,989	$4,246,651	$4,998,889	$8,498,740	$8,608,956	$10,143,540
Portfolio turnover rateJ,K	25%I	37%	30%	37%	24%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,472,421 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain deemed distributions, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,126,632,812
Gross unrealized depreciation	(496,275,001)
Net unrealized appreciation (depreciation)	$2,630,357,811
Tax cost	$8,820,297,666

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(181,640,726)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International Fund	1,489,385,356	2,047,967,574

Unaffiliated Redemptions In-Kind. During the period, 8,038,962 shares of the Fund were redeemed in-kind for investments and cash with a value of $290,757,206. The net realized gain of $99,216,962 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 18,179,740 shares of the Fund were redeemed in-kind for investments and cash with a value of $627,237,242. The Fund had a net realized gain of $175,534,803 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .86% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Diversified International	$6,704,085.16
Class K	852,863.04
	$7,556,948

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Diversified International Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount

Fidelity Diversified International Fund	$7,507

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 14,735,066 shares of the Fund were redeemed in-kind for investments and cash with a value of $563,382,003. The Fund had a net realized gain of $187,169,018 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,023.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Diversified International Fund	$15,991

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $607. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $298,955 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,604.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $26,801.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Diversified International	$119,920,878	$589,277,164
Class K	62,672,299	316,347,555
Total	$182,593,177	$905,624,719

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Diversified International
Shares sold	23,284,025	27,702,187	$848,318,215	$976,921,173
Reinvestment of distributions	2,775,559	16,919,211	108,718,654	546,998,101
Shares redeemed	(24,117,519)	(78,402,082)(a),(b)	(875,192,671)	(2,804,225,170)(a),(b)
Net increase (decrease)	1,942,065	(33,780,684)	$81,844,198	$(1,280,305,896)
Class K
Shares sold	16,300,587	17,427,136	$596,660,616	$617,045,574
Reinvestment of distributions	1,604,103	9,807,521	62,672,299	316,292,568
Shares redeemed	(31,790,029)(c)	(57,363,841)(a)	(1,172,784,261)(c)	(2,007,642,538)(a)
Net increase (decrease)	(13,885,339)	(30,129,184)	$(513,451,346)	$(1,074,304,396)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® International Capital Appreciation Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
France	10.9%
Switzerland	10.1%
United States of America*	9.4%
Germany	8.9%
Canada	8.7%
Cayman Islands	8.4%
United Kingdom	6.2%
Netherlands	5.7%
India	4.7%
Other	27.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.1
Short-Term Investments and Net Other Assets (Liabilities)	0.9

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.8
Nestle SA (Reg. S) (Switzerland, Food Products)	2.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.6
SAP SE (Germany, Software)	1.6
Sanofi SA (France, Pharmaceuticals)	1.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.5
20.4

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	17.8
Financials	16.6
Consumer Discretionary	13.5
Industrials	12.8
Health Care	9.5
Consumer Staples	8.5
Materials	7.5
Communication Services	5.4
Utilities	4.2
Real Estate	2.0

Fidelity® International Capital Appreciation Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Australia - 1.4%
CSL Ltd.	244,159	$48,667,573
Bailiwick of Jersey - 1.1%
Experian PLC	1,247,418	37,460,424
Bermuda - 1.0%
IHS Markit Ltd.	494,100	33,252,930
Brazil - 1.0%
BM&F BOVESPA SA	4,892,300	34,565,212
Canada - 8.7%
Barrick Gold Corp.	1,571,700	40,424,124
Brookfield Asset Management, Inc. Class A (a)	1,210,117	40,926,157
Canadian National Railway Co.	529,674	43,802,417
Canadian Pacific Railway Ltd.	162,991	37,044,314
Constellation Software, Inc.	38,294	36,824,360
Thomson Reuters Corp.	504,000	35,509,379
Waste Connection, Inc. (Canada)	378,552	32,569,695
Wheaton Precious Metals Corp.	906,300	34,436,730

TOTAL CANADA		301,537,176

Cayman Islands - 8.4%
Alibaba Group Holding Ltd. sponsored ADR (b)	480,124	97,306,732
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	297,476	37,975,786
Shenzhou International Group Holdings Ltd.	2,811,500	32,449,313
TAL Education Group ADR (b)	688,100	37,288,139
Tencent Holdings Ltd.	1,683,800	88,516,419

TOTAL CAYMAN ISLANDS		293,536,389

China - 3.2%
Kweichow Moutai Co. Ltd. (A Shares)	192,500	34,243,662
Ping An Insurance Group Co. of China Ltd. (H Shares)	4,254,000	43,289,816
Wuliangye Yibin Co. Ltd. (A Shares)	1,762,900	33,491,420

TOTAL CHINA		111,024,898

Denmark - 3.6%
DSV A/S	369,600	38,136,500
Novo Nordisk A/S Series B	825,600	52,665,046
ORSTED A/S (c)	349,600	35,343,781

TOTAL DENMARK		126,145,327

Finland - 1.0%
Kone OYJ (B Shares)	595,900	36,124,901
France - 10.9%
Air Liquide SA	332,310	42,221,432
Dassault Systemes SA	241,657	35,366,687
Hermes International SCA	49,054	35,898,141
Kering SA	76,701	39,018,165
L'Oreal SA	166,571	48,429,055
LVMH Moet Hennessy Louis Vuitton SE	136,660	52,831,794
Pernod Ricard SA	244,982	37,343,276
Sanofi SA	549,700	53,727,052
SR Teleperformance SA	159,554	35,756,263

TOTAL FRANCE		380,591,865

Germany - 8.9%
adidas AG	171,211	39,195,773
Allianz SE	234,800	43,453,766
Deutsche Borse AG	256,600	39,782,877
Hannover Reuck SE	170,509	27,187,008
Nemetschek Se	524,771	33,066,542
SAP SE	454,600	54,146,177
Symrise AG	331,500	33,584,152
Vonovia SE	757,200	37,381,482

TOTAL GERMANY		307,797,777

Hong Kong - 1.5%
AIA Group Ltd.	5,672,200	52,058,143
India - 4.7%
HDFC Bank Ltd.	2,630,264	34,546,869
Housing Development Finance Corp. Ltd.	1,850,304	46,812,425
Kotak Mahindra Bank Ltd.	2,000,864	35,940,010
Reliance Industries Ltd.	2,304,577	44,816,879

TOTAL INDIA		162,116,183

Indonesia - 1.0%
PT Bank Central Asia Tbk	20,894,700	36,193,594
Ireland - 2.0%
Aon PLC	182,220	31,463,927
Kingspan Group PLC (Ireland)	80,730	4,113,761
Linde PLC	175,900	32,363,841

TOTAL IRELAND		67,941,529

Italy - 1.2%
Enel SpA	6,322,200	43,183,480
Japan - 2.4%
Hoya Corp.	415,600	38,208,168
Keyence Corp.	124,260	44,891,769

TOTAL JAPAN		83,099,937

Netherlands - 5.7%
Adyen BV (b)(c)	37,210	36,747,853
ASML Holding NV (Netherlands)	192,360	56,185,568
Ferrari NV	224,447	35,270,699
Wolters Kluwer NV	475,200	34,952,600
Yandex NV Series A (b)	883,600	33,382,408

TOTAL NETHERLANDS		196,539,128

Spain - 2.2%
Cellnex Telecom SA (c)	637,776	33,407,746
Iberdrola SA	4,402,244	43,792,588

TOTAL SPAIN		77,200,334

Sweden - 2.1%
Atlas Copco AB (A Shares) (a)	1,109,500	38,238,337
Hexagon AB (B Shares)	723,100	35,483,921

TOTAL SWEDEN		73,722,258

Switzerland - 10.1%
Givaudan SA	11,138	37,305,521
Nestle SA (Reg. S)	848,200	89,832,888
Partners Group Holding AG	46,944	36,952,138
Roche Holding AG (participation certificate)	223,440	77,376,687
Sika AG	213,827	35,377,541
Temenos Group AG	277,807	36,148,727
Zurich Insurance Group Ltd.	120,035	38,057,620

TOTAL SWITZERLAND		351,051,122

Taiwan - 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	7,849,000	79,036,943
United Kingdom - 6.2%
AstraZeneca PLC (United Kingdom)	563,800	58,969,027
Atlassian Corp. PLC (b)	199,900	31,082,451
Diageo PLC	1,418,022	48,822,288
London Stock Exchange Group PLC	406,200	38,145,560
RELX PLC (London Stock Exchange)	1,779,730	40,269,804

TOTAL UNITED KINGDOM		217,289,130

United States of America - 8.5%
Amazon.com, Inc. (b)	13,620	33,695,880
American Tower Corp.	129,200	30,749,600
MasterCard, Inc. Class A	123,024	33,827,909
MercadoLibre, Inc. (b)	55,200	32,209,752
Microsoft Corp.	188,300	33,745,243
Netflix, Inc. (b)	78,300	32,874,255
NextEra Energy, Inc.	129,442	29,916,635
NICE Systems Ltd. sponsored ADR (a)(b)	208,745	34,296,804
Visa, Inc. Class A	188,112	33,619,377

TOTAL UNITED STATES OF AMERICA		294,935,455

TOTAL COMMON STOCKS
(Cost $2,943,877,864)		3,445,071,708

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.16% (d)	18,533,045	18,538,604
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	57,768,164	57,773,941
TOTAL MONEY MARKET FUNDS
(Cost $76,312,545)		76,312,545
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $3,020,190,409)		3,521,384,253
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(45,361,821)
NET ASSETS - 100%		$3,476,022,432

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $105,499,380 or 3.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$255,476
Fidelity Securities Lending Cash Central Fund	42,495
Total	$297,971

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$188,180,828	$99,664,409	$88,516,419	$--
Consumer Discretionary	473,140,174	309,645,129	163,495,045	--
Consumer Staples	292,162,589	37,343,276	254,819,313	--
Energy	44,816,879	--	44,816,879	--
Financials	579,375,122	252,693,768	326,681,354	--
Health Care	329,613,553	91,935,220	237,678,333	--
Industrials	447,231,325	371,532,564	75,698,761	--
Information Technology	614,470,331	389,617,722	224,852,609	--
Materials	255,713,341	179,907,757	75,805,584	--
Real Estate	68,131,082	68,131,082	--	--
Utilities	152,236,484	65,260,416	86,976,068	--
Money Market Funds	76,312,545	76,312,545	--	--
Total Investments in Securities:	$3,521,384,253	$1,942,043,888	$1,579,340,365	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $54,462,168) — See accompanying schedule: Unaffiliated issuers (cost $2,943,877,864)	$3,445,071,708
Fidelity Central Funds (cost $76,312,545)	76,312,545
Total Investment in Securities (cost $3,020,190,409)		$3,521,384,253
Cash		830,909
Receivable for investments sold		60,426,663
Receivable for fund shares sold		3,207,935
Dividends receivable		6,553,341
Distributions receivable from Fidelity Central Funds		23,094
Prepaid expenses		1,301
Other receivables		1,222,247
Total assets		3,593,649,743
Liabilities
Payable to custodian bank	$21,316,266
Payable for investments purchased	30,952,014
Payable for fund shares redeemed	4,385,051
Accrued management fee	2,349,976
Other affiliated payables	578,797
Other payables and accrued expenses	272,490
Collateral on securities loaned	57,772,717
Total liabilities		117,627,311
Net Assets		$3,476,022,432
Net Assets consist of:
Paid in capital		$3,160,807,825
Total accumulated earnings (loss)		315,214,607
Net Assets		$3,476,022,432
Net Asset Value, offering price and redemption price per share ($3,476,022,432 ÷ 170,645,131 shares)		$20.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$22,172,088
Non-Cash dividends		1,289,877
Income from Fidelity Central Funds (including $42,495 from security lending)		297,971
Income before foreign taxes withheld		23,759,936
Less foreign taxes withheld		(2,642,227)
Total income		21,117,709
Expenses
Management fee
Basic fee	$12,539,474
Performance adjustment	2,471,707
Transfer agent fees	2,895,386
Accounting fees	747,758
Custodian fees and expenses	282,077
Independent trustees' fees and expenses	10,773
Registration fees	160,153
Audit	57,459
Legal	5,684
Interest	6,877
Miscellaneous	36,909
Total expenses before reductions	19,214,257
Expense reductions	(482,979)
Total expenses after reductions		18,731,278
Net investment income (loss)		2,386,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(185,268,361)
Fidelity Central Funds	4,115
Foreign currency transactions	226,576
Total net realized gain (loss)		(185,037,670)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $950,723)	(85,564,617)
Fidelity Central Funds	(21)
Assets and liabilities in foreign currencies	(78,474)
Total change in net unrealized appreciation (depreciation)		(85,643,112)
Net gain (loss)		(270,680,782)
Net increase (decrease) in net assets resulting from operations		$(268,294,351)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,386,431	$21,808,052
Net realized gain (loss)	(185,037,670)	115,137,860
Change in net unrealized appreciation (depreciation)	(85,643,112)	391,442,046
Net increase (decrease) in net assets resulting from operations	(268,294,351)	528,387,958
Distributions to shareholders	(120,186,221)	(61,297,938)
Share transactions
Proceeds from sales of shares	806,034,173	1,248,280,152
Reinvestment of distributions	99,745,080	49,190,814
Cost of shares redeemed	(522,040,834)	(448,878,222)
Net increase (decrease) in net assets resulting from share transactions	383,738,419	848,592,744
Total increase (decrease) in net assets	(4,742,153)	1,315,682,764
Net Assets
Beginning of period	3,480,764,585	2,165,081,821
End of period	$3,476,022,432	$3,480,764,585
Other Information
Shares
Sold	36,826,804	60,147,411
Issued in reinvestment of distributions	4,470,868	2,708,745
Redeemed	(25,970,619)	(22,432,438)
Net increase (decrease)	15,327,053	40,423,718

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.41	$18.84	$21.06	$16.81	$16.98	$17.22
Income from Investment Operations
Net investment income (loss)A	.01	.17B	.11	.09	.12	.11
Net realized and unrealized gain (loss)	(1.29)	3.93	(1.63)	4.27	(.03)	.56
Total from investment operations	(1.28)	4.10	(1.52)	4.36	.09	.67
Distributions from net investment income	(.13)	(.08)	(.07)	(.11)	(.07)	(.09)
Distributions from net realized gain	(.62)	(.45)	(.63)	–	(.19)	(.81)
Total distributions	(.76)C	(.53)	(.70)	(.11)	(.26)	(.91)D
Redemption fees added to paid in capitalA	–	–	–	–E	–E	–E
Net asset value, end of period	$20.37	$22.41	$18.84	$21.06	$16.81	$16.98
Total ReturnF,G	(6.03)%	22.45%	(7.51)%	26.13%	.53%	3.96%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.05%J	1.01%	1.06%	1.12%	1.14%	1.13%
Expenses net of fee waivers, if any	1.05%J	1.01%	1.06%	1.12%	1.14%	1.13%
Expenses net of all reductions	1.02%J	1.00%	1.01%	1.10%	1.12%	1.11%
Net investment income (loss)	.13%J	.81%B	.54%	.50%	.69%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$3,476,022	$3,480,765	$2,165,082	$2,112,031	$1,782,912	$1,379,660
Portfolio turnover rateK	137%J	131%L	157%L	178%L	167%	187%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .40%.

 C Total distributions of $.76 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.621 per share.

 D Total distributions of $.91 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.813 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$542,564,293
Gross unrealized depreciation	(61,770,793)
Net unrealized appreciation (depreciation)	$480,793,500
Tax cost	$3,040,590,753

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation Fund	2,797,626,930	2,464,675,621

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 478,492 shares of the Fund were redeemed in-kind for investments and cash with a value of $9,668,871. The Fund had a net realized gain of $2,622,350 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .82% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Capital Appreciation Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation Fund	$15,349

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation Fund	Borrower	$18,453,321.48%		$6,877

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Capital Appreciation Fund	$4,540

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $194. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $475,240 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $306.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $7,433.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 33% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 35% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Overseas Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	15.7%
United Kingdom	12.4%
Switzerland	10.3%
France	9.7%
United States of America*	9.4%
Netherlands	8.4%
Germany	7.6%
Sweden	5.6%
Ireland	2.7%
Other	18.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.5
Short-Term Investments and Net Other Assets (Liabilities)	1.5

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.9
SAP SE (Germany, Software)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.8
Unilever NV (Netherlands, Personal Products)	1.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.7
Diageo PLC (United Kingdom, Beverages)	1.7
Keyence Corp. (Japan, Electronic Equipment & Components)	1.6
Sanofi SA (France, Pharmaceuticals)	1.5
19.6

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	18.4
Health Care	17.5
Information Technology	16.8
Financials	17.1
Consumer Staples	13.1
Consumer Discretionary	7.7
Materials	3.8
Communication Services	1.6
Real Estate	1.3
Energy	1.2

Fidelity® Overseas Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Austria - 0.4%
Erste Group Bank AG	1,025,500	$22,279,220
Bailiwick of Jersey - 1.4%
Experian PLC	1,672,279	50,219,157
Sanne Group PLC	4,819,178	39,332,010

TOTAL BAILIWICK OF JERSEY		89,551,167

Belgium - 0.9%
KBC Groep NV	992,454	53,831,671
Bermuda - 2.2%
Credicorp Ltd. (United States)	195,100	29,073,802
Genpact Ltd.	1,006,800	34,664,124
Hiscox Ltd.	2,251,213	19,921,540
IHS Markit Ltd.	825,700	55,569,610

TOTAL BERMUDA		139,229,076

Canada - 1.1%
Constellation Software, Inc.	73,100	70,294,582
Cayman Islands - 0.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	190,800	38,669,436
Denmark - 1.2%
DSV A/S	735,000	75,839,630
Finland - 0.8%
Kone OYJ (B Shares)	874,600	53,020,370
France - 9.7%
ALTEN	407,835	29,363,037
Amundi SA (b)	550,706	36,571,565
Capgemini SA	665,433	62,522,873
Edenred SA	1,212,579	48,860,149
Elior SA (b)(c)	1,096,000	7,248,346
Kering SA	98,979	50,351,090
Legrand SA	590,300	39,575,281
LVMH Moet Hennessy Louis Vuitton SE	293,563	113,489,388
Pernod Ricard SA	372,800	56,826,924
Sanofi SA	997,200	97,465,193
SR Teleperformance SA	304,266	68,186,414

TOTAL FRANCE		610,460,260

Germany - 7.6%
adidas AG	269,342	61,661,155
Allianz SE	395,600	73,212,564
Bayer AG	720,888	47,509,705
Deutsche Borse AG	415,500	64,418,493
Hannover Reuck SE	391,500	62,423,177
SAP SE	966,845	115,158,294
Vonovia SE	1,162,000	57,365,665

TOTAL GERMANY		481,749,053

Hong Kong - 1.8%
AIA Group Ltd.	12,425,400	114,037,456
India - 1.2%
HDFC Bank Ltd.	2,662,000	34,963,702
Reliance Industries Ltd.	2,111,300	41,058,240

TOTAL INDIA		76,021,942

Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	96,251,700	17,506,981
Ireland - 2.7%
DCC PLC (United Kingdom)	709,655	50,571,797
Kerry Group PLC Class A	468,148	53,713,192
Kingspan Group PLC (Ireland)	56,180	2,862,766
Linde PLC	160,600	29,548,794
United Drug PLC (United Kingdom)	3,876,403	30,661,030

TOTAL IRELAND		167,357,579

Italy - 1.7%
FinecoBank SpA	3,840,900	42,679,770
Recordati SpA	1,438,430	62,531,960

TOTAL ITALY		105,211,730

Japan - 15.7%
A/S One Corp.	160,300	14,339,841
Astellas Pharma, Inc.	2,972,900	49,169,242
Curves Holdings Co. Ltd. (a)	1,062,250	5,087,793
Elecom Co. Ltd.	632,850	25,062,782
Hoya Corp.	881,200	81,013,085
Iriso Electronics Co. Ltd.	519,800	14,700,582
Kao Corp.	625,800	48,259,409
Keyence Corp.	271,760	98,179,520
KH Neochem Co. Ltd.	1,371,000	24,158,421
Koshidaka Holdings Co. Ltd.	1,062,250	4,672,059
Miroku Jyoho Service Co., Ltd. (c)	906,900	23,028,491
Nitori Holdings Co. Ltd.	341,700	52,601,072
NOF Corp.	979,500	32,675,861
Olympus Corp.	2,568,600	40,755,640
Oracle Corp. Japan	306,700	31,780,310
ORIX Corp.	2,440,900	29,318,549
Otsuka Corp.	985,500	44,492,825
PALTAC Corp.	496,500	26,093,836
Persol Holdings Co., Ltd.	1,774,700	20,853,531
Recruit Holdings Co. Ltd.	1,786,400	52,111,426
Relo Group, Inc.	1,286,200	28,201,357
S Foods, Inc.	604,100	12,907,807
Shiseido Co. Ltd.	696,700	40,961,253
SMC Corp.	161,000	73,512,556
Suzuki Motor Corp.	955,700	30,501,422
Tsuruha Holdings, Inc.	444,600	59,575,530
Welcia Holdings Co. Ltd.	343,700	24,853,115

TOTAL JAPAN		988,867,315

Kenya - 0.4%
Safaricom Ltd.	101,716,700	27,029,613
Korea (South) - 0.4%
LG Chemical Ltd.	75,930	23,532,025
Mexico - 0.1%
Grupo Financiero Banorte S.A.B. de CV Series O	3,367,500	9,209,241
Netherlands - 8.4%
ASML Holding NV (Netherlands)	374,400	109,356,813
Euronext NV (b)	330,300	27,726,079
Heineken NV (Bearer)	562,600	47,854,687
Imcd NV	843,424	74,606,767
Koninklijke Philips Electronics NV	1,857,645	80,979,400
Prosus NV (a)	183,100	13,880,976
Unilever NV	2,245,500	111,824,364
Wolters Kluwer NV	867,700	63,822,330

TOTAL NETHERLANDS		530,051,416

New Zealand - 0.5%
EBOS Group Ltd.	2,322,801	31,371,693
Norway - 1.3%
Adevinta ASA Class B	1,770,479	14,645,911
Equinor ASA	2,771,659	38,808,447
Schibsted ASA (A Shares)	1,310,400	27,806,693

TOTAL NORWAY		81,261,051

South Africa - 0.4%
Naspers Ltd. Class N	178,500	27,783,264
Spain - 0.6%
Amadeus IT Holding SA Class A	854,130	41,109,048
Sweden - 5.6%
Addlife AB	898,218	28,445,311
AddTech AB (B Shares)	1,009,616	27,371,272
ASSA ABLOY AB (B Shares)	2,587,100	46,314,112
Atlas Copco AB (A Shares) (c)	1,422,586	49,028,682
EQT AB	2,533,000	35,001,775
Hexagon AB (B Shares)	1,017,706	49,940,809
Indutrade AB	1,991,967	64,039,695
Svenska Handelsbanken AB (A Shares)	5,496,500	50,168,441

TOTAL SWEDEN		350,310,097

Switzerland - 10.3%
Alcon, Inc. (a)	743,900	39,285,359
Julius Baer Group Ltd.	1,194,389	46,909,824
Lonza Group AG	189,605	82,776,013
Nestle SA (Reg. S)	1,780,780	188,602,466
Roche Holding AG (participation certificate)	520,018	180,080,871
Sika AG	421,084	69,668,081
Sonova Holding AG Class B	225,170	40,660,068

TOTAL SWITZERLAND		647,982,682

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,470,000	55,081,167
United Kingdom - 12.4%
Beazley PLC	6,447,400	32,157,181
Compass Group PLC	3,446,598	57,997,316
Cranswick PLC	754,961	35,353,472
Dechra Pharmaceuticals PLC	772,995	26,968,365
Diageo PLC	3,069,900	105,696,204
Diploma PLC	1,364,095	29,636,839
Hilton Food Group PLC	1,974,389	27,851,521
Intertek Group PLC	625,845	37,441,959
James Fisher and Sons PLC	937,658	15,990,473
JTC PLC (b)	2,622,500	13,674,580
London Stock Exchange Group PLC	899,858	84,504,153
Mondi PLC	1,946,900	34,574,900
Prudential PLC	2,902,271	40,943,550
RELX PLC (London Stock Exchange)	3,232,900	73,150,562
Rentokil Initial PLC	9,688,000	57,639,866
Smith & Nephew PLC	2,438,000	47,709,470
Ultra Electronics Holdings PLC	663,794	16,478,517
Victrex PLC	1,120,809	28,176,712
Volution Group PLC	7,137,967	14,833,945

TOTAL UNITED KINGDOM		780,779,585

United States of America - 7.9%
Alphabet, Inc. Class C (a)	23,693	31,953,801
Aspen Technology, Inc. (a)	329,200	33,660,700
Becton, Dickinson & Co.	172,000	43,435,160
Black Knight, Inc. (a)	599,500	42,306,715
Boston Scientific Corp. (a)	1,021,100	38,270,828
Fidelity National Information Services, Inc.	193,700	25,547,093
Global Payments, Inc.	318,224	52,831,548
Hologic, Inc. (a)	717,500	35,946,750
Intercontinental Exchange, Inc.	406,600	36,370,370
Marsh & McLennan Companies, Inc.	618,600	60,208,338
NICE Systems Ltd. sponsored ADR (a)	205,397	33,746,727
Roper Technologies, Inc.	114,700	39,116,141
Visa, Inc. Class A	151,400	27,058,208

TOTAL UNITED STATES OF AMERICA		500,452,379

TOTAL COMMON STOCKS
(Cost $5,312,185,610)		6,209,880,729

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.16% (d)	100,435,355	100,465,486
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	61,865,375	61,871,562
TOTAL MONEY MARKET FUNDS
(Cost $162,332,946)		162,337,048
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $5,474,518,556)		6,372,217,777
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(71,433,197)
NET ASSETS - 100%		$6,300,784,580

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $85,220,570 or 1.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$765,899
Fidelity Securities Lending Cash Central Fund	232,925
Total	$998,824

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$101,436,018	$101,436,018	$--	$--
Consumer Discretionary	490,037,153	148,253,518	341,783,635	--
Consumer Staples	814,279,944	318,936,248	495,343,696	--
Energy	79,866,687	38,808,447	41,058,240	--
Financials	1,062,769,452	604,987,559	457,781,893	--
Health Care	1,099,374,984	640,863,357	458,511,627	--
Industrials	1,165,468,278	779,168,787	386,299,491	--
Information Technology	1,068,746,397	739,209,314	329,537,083	--
Materials	242,334,794	242,334,794	--	--
Real Estate	85,567,022	85,567,022	--	--
Money Market Funds	162,337,048	162,337,048	--	--
Total Investments in Securities:	$6,372,217,777	$3,861,902,112	$2,510,315,665	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $58,097,170) — See accompanying schedule: Unaffiliated issuers (cost $5,312,185,610)	$6,209,880,729
Fidelity Central Funds (cost $162,332,946)	162,337,048
Total Investment in Securities (cost $5,474,518,556)		$6,372,217,777
Foreign currency held at value (cost $276,019)		278,717
Receivable for investments sold		7,181,056
Receivable for fund shares sold		3,382,935
Dividends receivable		31,191,875
Distributions receivable from Fidelity Central Funds		24,662
Prepaid expenses		3,442
Other receivables		459,295
Total assets		6,414,739,759
Liabilities
Payable for investments purchased	$41,660,296
Payable for fund shares redeemed	4,278,120
Accrued management fee	4,499,456
Other affiliated payables	863,312
Other payables and accrued expenses	793,850
Collateral on securities loaned	61,860,145
Total liabilities		113,955,179
Net Assets		$6,300,784,580
Net Assets consist of:
Paid in capital		$5,555,817,417
Total accumulated earnings (loss)		744,967,163
Net Assets		$6,300,784,580
Net Asset Value and Maximum Offering Price
Overseas:
Net Asset Value, offering price and redemption price per share ($5,446,525,569 ÷ 121,557,263 shares)		$44.81
Class K:
Net Asset Value, offering price and redemption price per share ($854,259,011 ÷ 19,106,205 shares)		$44.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$52,672,236
Income from Fidelity Central Funds (including $232,925 from security lending)		998,824
Income before foreign taxes withheld		53,671,060
Less foreign taxes withheld		(5,682,025)
Total income		47,989,035
Expenses
Management fee
Basic fee	$23,369,140
Performance adjustment	6,796,006
Transfer agent fees	4,819,366
Accounting fees	826,062
Custodian fees and expenses	375,842
Independent trustees' fees and expenses	21,873
Registration fees	65,344
Audit	71,312
Legal	9,976
Interest	1,783
Miscellaneous	71,097
Total expenses before reductions	36,427,801
Expense reductions	(211,831)
Total expenses after reductions		36,215,970
Net investment income (loss)		11,773,065
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(38,034,094)
Fidelity Central Funds	6,829
Foreign currency transactions	(665,712)
Total net realized gain (loss)		(38,692,977)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $94,950)	(622,955,361)
Fidelity Central Funds	(1,796)
Assets and liabilities in foreign currencies	147,573
Total change in net unrealized appreciation (depreciation)		(622,809,584)
Net gain (loss)		(661,502,561)
Net increase (decrease) in net assets resulting from operations		$(649,729,496)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,773,065	$122,171,577
Net realized gain (loss)	(38,692,977)	53,149,924
Change in net unrealized appreciation (depreciation)	(622,809,584)	769,608,048
Net increase (decrease) in net assets resulting from operations	(649,729,496)	944,929,549
Distributions to shareholders	(103,794,461)	(357,799,774)
Share transactions - net increase (decrease)	(168,524,284)	(216,144,637)
Total increase (decrease) in net assets	(922,048,241)	370,985,138
Net Assets
Beginning of period	7,222,832,821	6,851,847,683
End of period	$6,300,784,580	$7,222,832,821

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Overseas Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$49.51	$46.04	$50.18	$40.73	$41.56	$39.02
Income from Investment Operations
Net investment income (loss)A	.08	.77	.68	.58	.75B	.52
Net realized and unrealized gain (loss)	(4.08)	5.12	(4.27)	9.65	(1.15)	2.69
Total from investment operations	(4.00)	5.89	(3.59)	10.23	(.40)	3.21
Distributions from net investment income	(.70)	(.68)	(.52)	(.72)	(.43)	(.67)
Distributions from net realized gain	–	(1.74)	(.03)	(.05)	(.01)	–
Total distributions	(.70)	(2.42)	(.55)	(.78)C	(.43)D	(.67)
Redemption fees added to paid in capitalA	–	–	–	–E	–E	–E
Net asset value, end of period	$44.81	$49.51	$46.04	$50.18	$40.73	$41.56
Total ReturnF,G	(8.24)%	13.78%	(7.23)%	25.63%	(.97)%	8.34%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%J	.90%	.97%	1.00%	1.03%	1.04%
Expenses net of fee waivers, if any	1.04%J	.90%	.97%	1.00%	1.03%	1.04%
Expenses net of all reductions	1.04%J	.89%	.96%	1.00%	1.03%	1.03%
Net investment income (loss)	.32%J	1.68%	1.35%	1.30%	1.88%B	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$5,446,526	$6,182,831	$5,825,757	$6,828,078	$4,569,084	$3,844,290
Portfolio turnover rateK	44%J	46%L	33%	26%L	33%	28%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.723 and distributions from net realized gain of $.052 per share.

 D Total distributions of $.43 per share is comprised of distributions from net investment income of $.428 and distributions from net realized gain of $.006 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Overseas Fund Class K

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$49.43	$45.98	$50.11	$40.67	$41.49	$38.96
Income from Investment Operations
Net investment income (loss)A	.10	.82	.73	.64	.80B	.57
Net realized and unrealized gain (loss)	(4.07)	5.11	(4.26)	9.62	(1.14)	2.68
Total from investment operations	(3.97)	5.93	(3.53)	10.26	(.34)	3.25
Distributions from net investment income	(.75)	(.73)	(.57)	(.77)	(.47)	(.72)
Distributions from net realized gain	–	(1.74)	(.03)	(.05)	(.01)	–
Total distributions	(.75)	(2.48)C	(.60)	(.82)	(.48)	(.72)
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$44.71	$49.43	$45.98	$50.11	$40.67	$41.49
Total ReturnE,F	(8.20)%	13.90%	(7.13)%	25.80%	(.85)%	8.47%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%I	.78%	.86%	.89%	.91%	.91%
Expenses net of fee waivers, if any	.93%I	.78%	.86%	.89%	.91%	.91%
Expenses net of all reductions	.93%I	.77%	.85%	.88%	.90%	.90%
Net investment income (loss)	.42%I	1.79%	1.46%	1.42%	2.00%B	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$854,259	$1,040,002	$1,026,091	$1,157,882	$744,679	$691,585
Portfolio turnover rateJ	44%I	46%K	33%	26%K	33%	28%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Total distributions of $2.48 per share is comprised of distributions from net investment income of $.733 and distributions from net realized gain of $1.744 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $291,341 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,283,946,866
Gross unrealized depreciation	(408,091,480)
Net unrealized appreciation (depreciation)	$875,855,386
Tax cost	$5,496,362,391

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(60,098,012)
Long-term	(55,882,136)
Total capital loss carryforward	$(115,980,148)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Overseas Fund	1,514,504,703	1,720,758,234

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Overseas	$4,602,393.15
Class K	216,973.04
	$4,819,366

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Overseas Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Overseas Fund	$6,759

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Overseas Fund	Borrower	$23,411,000.34%		$1,783

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 11,501,120 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $556,026,228. The Fund had a net realized gain of $170,099,039 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Overseas Fund	$9,046

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $2,701. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $195,923 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $744.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,164.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Overseas	$88,028,325	$302,291,778
Class K	15,766,136	55,507,996
Total	$103,794,461	$357,799,774

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Overseas
Shares sold	13,133,404	31,856,786	$630,548,511	$1,436,433,707
Reinvestment of distributions	1,551,196	6,585,978	77,916,561	274,832,872
Shares redeemed	(17,996,028)	(40,100,962)(a)	(803,778,277)	(1,855,714,404)(a)
Net increase (decrease)	(3,311,428)	(1,658,198)	$(95,313,205)	$(144,447,825)
Class K
Shares sold	2,944,222	4,549,646	$143,264,261	$206,368,715
Reinvestment of distributions	314,693	1,333,686	15,766,136	55,507,996
Shares redeemed	(5,192,288)	(7,161,298)	(232,241,476)	(333,573,523)
Net increase (decrease)	(1,933,373)	(1,277,966)	$(73,211,079)	$(71,696,812)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 21% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Worldwide Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
United States of America*	59.6%
Japan	6.3%
United Kingdom	5.1%
France	4.3%
Switzerland	4.1%
Germany	3.3%
Netherlands	2.6%
Canada	2.2%
Bailiwick of Jersey	1.6%
Other	10.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.3
Short-Term Investments and Net Other Assets (Liabilities)	0.7

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Microsoft Corp. (United States of America, Software)	4.4
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	3.8
MasterCard, Inc. Class A (United States of America, IT Services)	3.2
Visa, Inc. Class A (United States of America, IT Services)	3.0
Square, Inc. (United States of America, IT Services)	2.7
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.7
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	2.6
UnitedHealth Group, Inc. (United States of America, Health Care Providers & Services)	2.5
Estee Lauder Companies, Inc. Class A (United States of America, Personal Products)	2.4
Prologis, Inc. (United States of America, Equity Real Estate Investment Trusts (REITs))	2.3
29.6

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	34.4
Health Care	16.1
Consumer Discretionary	9.6
Industrials	9.5
Consumer Staples	7.2
Financials	7.2
Communication Services	6.0
Real Estate	5.2
Utilities	2.0
Materials	1.3

Fidelity® Worldwide Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Australia - 0.8%
Bapcor Ltd.	953,881	$3,037,320
CSL Ltd.	30,535	6,086,462
IDP Education Ltd.	69,684	660,548
Inghams Group Ltd.	778,550	1,763,880
Magellan Financial Group Ltd.	39,111	1,281,145
National Storage (REIT) unit	2,520,510	2,830,990
Rio Tinto Ltd.	298	16,796
Webjet Ltd.	613,000	1,201,912

TOTAL AUSTRALIA		16,879,053

Austria - 0.3%
Erste Group Bank AG	128,700	2,796,037
Wienerberger AG	131,800	2,462,583

TOTAL AUSTRIA		5,258,620

Bailiwick of Jersey - 1.6%
Boohoo.Com PLC (a)	181,200	737,155
Clarivate Analytics PLC (a)	1,175,800	27,019,884
Experian PLC	139,458	4,187,975

TOTAL BAILIWICK OF JERSEY		31,945,014

Belgium - 0.5%
KBC Groep NV	131,164	7,114,463
UCB SA	31,000	2,837,967

TOTAL BELGIUM		9,952,430

Brazil - 0.1%
BM&F BOVESPA SA	270,000	1,907,611
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	138,700	3,870,188
Constellation Software, Inc.	5,800	5,577,409
Dollarama, Inc.	66,500	2,085,844
Shopify, Inc. Class A (a)	48,000	30,441,783
Suncor Energy, Inc.	162,900	2,904,686

TOTAL CANADA		44,879,910

Cayman Islands - 1.2%
Akeso, Inc.	541,000	1,645,505
Alibaba Group Holding Ltd. sponsored ADR (a)	21,100	4,276,337
Bilibili, Inc. ADR (a)	61,100	1,673,529
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,058,000	4,085,230
Meituan Dianping Class B (a)	56,966	762,723
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	20,700	2,642,562
Tencent Holdings Ltd.	180,300	9,478,270

TOTAL CAYMAN ISLANDS		24,564,156

China - 0.4%
AVIC Jonhon OptronicTechnology Co. Ltd.	429,200	2,157,100
Centre Testing International Group Co. Ltd. (A Shares)	810,700	1,935,860
Kweichow Moutai Co. Ltd. (A Shares)	9,100	1,618,791
Shanghai International Airport Co. Ltd. (A Shares)	179,400	1,776,731

TOTAL CHINA		7,488,482

Denmark - 0.7%
DSV A/S	46,900	4,839,291
Netcompany Group A/S (a)(b)	73,019	3,770,383
ORSTED A/S (b)	43,400	4,387,643

TOTAL DENMARK		12,997,317

France - 4.3%
Capgemini SA	50,600	4,754,284
LVMH Moet Hennessy Louis Vuitton SE	68,339	26,419,376
Sanofi SA	107,300	10,487,380
Sanofi SA sponsored ADR	717,000	33,577,110
SR Teleperformance SA	24,300	5,445,662
VINCI SA	56,200	4,604,018
Worldline SA (a)(b)	26,100	1,772,732

TOTAL FRANCE		87,060,562

Germany - 3.2%
adidas AG	21,369	4,892,060
Akasol AG (a)(b)	27,300	1,144,164
Allianz SE	40,700	7,532,233
Delivery Hero AG (a)(b)	52,600	4,438,412
Deutsche Borse AG	8,762	1,358,447
Deutsche Post AG	111,600	3,315,323
Instone Real Estate Group BV (a)(b)	74,900	1,518,465
Linde PLC	25,834	4,770,267
MTU Aero Engines Holdings AG	2,000	272,428
Nexus AG	46,000	1,764,319
Rheinmetall AG	22,400	1,517,498
SAP SE	136,084	16,208,597
Scout24 AG (b)	79,600	5,207,611
Siemens AG	46,000	4,245,025
Vonovia SE	106,500	5,257,697

TOTAL GERMANY		63,442,546

Greece - 0.0%
Ff Group (a)(c)	59,300	77,981
Hong Kong - 0.4%
AIA Group Ltd.	884,200	8,114,984
Hungary - 0.3%
OTP Bank PLC	117,200	3,475,954
Richter Gedeon PLC	86,900	1,861,389

TOTAL HUNGARY		5,337,343

India - 1.2%
Avenue Supermarts Ltd. (a)(b)	16,542	518,574
HDFC Bank Ltd.	246,824	3,241,879
HDFC Bank Ltd. sponsored ADR	127,986	5,548,193
Housing Development Finance Corp. Ltd.	248,094	6,276,743
Lupin Ltd.	1,335	14,725
Reliance Industries Ltd.	161,400	3,138,730
Sunteck Realty Ltd. (a)	202,716	529,701
TCNS Clothing Co. Ltd. (a)(b)	199,223	1,032,033
Tech Mahindra Ltd.	206,400	1,484,744
V-Mart Retail Ltd. (a)	119,603	2,725,961

TOTAL INDIA		24,511,283

Indonesia - 0.1%
PT Bank Central Asia Tbk	855,300	1,481,542
PT Bank Rakyat Indonesia Tbk	5,932,300	1,079,011
PT Kino Indonesia Tbk	234,500	48,760

TOTAL INDONESIA		2,609,313

Ireland - 0.5%
Cairn Homes PLC	2,487,339	2,311,436
CRH PLC	98,300	2,982,287
Dalata Hotel Group PLC	258,074	839,947
DCC PLC (United Kingdom)	14,900	1,061,811
Greencore Group PLC	367,415	843,147
Kerry Group PLC Class A	15,000	1,721,032

TOTAL IRELAND		9,759,660

Italy - 0.3%
Moncler SpA	36,500	1,371,949
Recordati SpA	108,600	4,721,099

TOTAL ITALY		6,093,048

Japan - 6.3%
A/S One Corp.	61,400	5,492,615
Astellas Pharma, Inc.	308,500	5,102,328
Daiichi Sankyo Kabushiki Kaisha	77,000	5,293,077
Daiichikosho Co. Ltd.	55,700	1,692,047
Fanuc Corp.	40,300	6,577,498
GMO Payment Gateway, Inc.	23,800	2,140,148
Hoya Corp.	80,700	7,419,151
Kao Corp.	42,300	3,262,021
Kenedix, Inc.	420,000	1,925,546
Keyence Corp.	27,140	9,804,946
Lasertec Corp.	92,500	6,214,648
Minebea Mitsumi, Inc.	271,000	4,406,240
Misumi Group, Inc.	60,900	1,467,525
Mitsubishi UFJ Financial Group, Inc.	622,000	2,512,880
MonotaRO Co. Ltd.	80,500	2,602,945
Nintendo Co. Ltd.	13,900	5,739,648
NSD Co. Ltd.	249,500	3,589,694
Oracle Corp. Japan	51,100	5,294,991
ORIX Corp.	317,100	3,808,805
PALTAC Corp.	40,500	2,128,500
Persol Holdings Co., Ltd.	154,300	1,813,095
Recruit Holdings Co. Ltd.	94,700	2,762,512
Relo Group, Inc.	221,600	4,858,825
Shiseido Co. Ltd.	30,500	1,793,194
SMC Corp.	7,800	3,561,478
SMS Co., Ltd.	92,400	2,036,304
SoftBank Group Corp.	111,300	4,770,612
Sony Corp.	120,200	7,735,364
Terumo Corp.	105,800	3,510,721
THK Co. Ltd.	94,400	2,293,256
Yahoo! Japan Corp.	700,400	2,703,072
Zozo, Inc.	148,200	2,402,907

TOTAL JAPAN		126,716,593

Kenya - 0.1%
Safaricom Ltd.	5,920,700	1,573,333
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	123,330	5,075,977
Luxembourg - 0.2%
Eurofins Scientific SA	6,600	3,652,468
Malta - 0.0%
Kambi Group PLC (a)	56,160	745,570
Netherlands - 2.6%
Adyen BV (a)(b)	15,400	15,208,732
Argenx SE ADR (a)	40,232	5,893,586
ASML Holding NV (Netherlands)	40,500	11,829,463
NXP Semiconductors NV	47,100	4,689,747
Prosus NV (a)	26,300	1,993,827
RHI Magnesita NV	42,522	1,307,849
Unilever NV	222,127	11,061,773

TOTAL NETHERLANDS		51,984,977

New Zealand - 0.4%
EBOS Group Ltd.	227,025	3,066,194
Fisher & Paykel Healthcare Corp.	96,690	1,615,375
Ryman Healthcare Group Ltd.	554,675	4,046,277

TOTAL NEW ZEALAND		8,727,846

Norway - 0.6%
Adevinta ASA Class B	299,471	2,477,310
Equinor ASA	186,980	2,618,072
Kongsberg Gruppen ASA	252,600	3,249,636
Schibsted ASA (A Shares)	162,000	3,437,641

TOTAL NORWAY		11,782,659

Philippines - 0.0%
D&L Industries, Inc.	7,836,300	818,638
Poland - 0.2%
CD Projekt RED SA	34,600	2,982,299
South Africa - 0.2%
Clicks Group Ltd.	83,000	1,033,871
Naspers Ltd. Class N	21,800	3,393,138

TOTAL SOUTH AFRICA		4,427,009

Spain - 0.6%
Amadeus IT Holding SA Class A	55,000	2,647,135
Cellnex Telecom SA (b)	130,664	6,844,393
Euskaltel, S.A. (b)	271,300	2,164,374
Masmovil Ibercom SA (a)	515	9,730

TOTAL SPAIN		11,665,632

Sweden - 1.1%
ASSA ABLOY AB (B Shares)	147,400	2,638,746
EQT AB	116,200	1,605,687
Ericsson (B Shares)	736,800	6,294,603
Indutrade AB	170,100	5,468,540
Securitas AB (B Shares)	170,100	2,012,658
Svenska Handelsbanken AB (A Shares)	420,500	3,838,048

TOTAL SWEDEN		21,858,282

Switzerland - 4.1%
Logitech International SA (Reg.)	33,950	1,635,861
Lonza Group AG	28,682	12,521,725
Nestle SA (Reg. S)	195,430	20,697,997
Partners Group Holding AG	6,998	5,508,501
Roche Holding AG (participation certificate)	65,169	22,567,854
Schindler Holding AG (participation certificate)	12,788	2,841,778
Sika AG	55,339	9,155,802
Swiss Re Ltd.	42,900	3,117,386
Temenos Group AG	32,000	4,163,895

TOTAL SWITZERLAND		82,210,799

Taiwan - 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	453,000	4,561,566
Yageo Corp. unit (b)	32,200	2,113,159

TOTAL TAIWAN		6,674,725

Thailand - 0.1%
Thai Beverage PCL	4,528,500	2,204,266
United Kingdom - 5.1%
Anglo American PLC (United Kingdom)	47,798	851,973
AstraZeneca PLC:
(United Kingdom)	153,892	16,095,888
sponsored ADR	208,000	10,874,240
Beazley PLC	492,200	2,454,907
Big Yellow Group PLC	197,600	2,667,964
BP PLC	1,880,138	7,408,528
Compass Group PLC	201,950	3,398,295
Cranswick PLC	53,509	2,505,731
Dechra Pharmaceuticals PLC	89,100	3,108,534
Diageo PLC	129,732	4,466,654
Hilton Food Group PLC	374,800	5,287,079
HomeServe PLC	250,800	3,522,091
John David Group PLC	336,400	2,243,046
JTC PLC (b)	412,000	2,148,304
Keywords Studios PLC	94,600	1,898,039
Lloyds Banking Group PLC	6,302,400	2,550,006
London Stock Exchange Group PLC	60,681	5,698,451
M&G PLC	1,313,142	2,187,286
Network International Holdings PLC (b)	587,400	3,070,296
Ocado Group PLC (a)	205,200	4,146,821
Prudential PLC	272,442	3,843,453
Reckitt Benckiser Group PLC	55,700	4,639,797
Rotork PLC	508,281	1,591,487
Standard Life PLC	956,200	2,662,782
Vistry Group PLC	152,614	1,553,116
Zegona Communications PLC	1,663,000	1,843,203

TOTAL UNITED KINGDOM		102,717,971

United States of America - 58.9%
10X Genomics, Inc. (a)(d)	32,400	2,587,788
Activision Blizzard, Inc.	58,000	3,696,340
Adobe, Inc. (a)	114,124	40,358,811
Advanced Micro Devices, Inc. (a)	223,000	11,682,970
Alnylam Pharmaceuticals, Inc. (a)	28,000	3,687,600
Alphabet, Inc. Class A (a)	24,500	32,994,150
Amazon.com, Inc. (a)	30,800	76,199,200
American Tower Corp.	172,500	41,055,000
ANSYS, Inc. (a)	48,000	12,567,840
Apple, Inc.	183,000	53,765,400
Bank of America Corp.	434,000	10,437,700
Charter Communications, Inc. Class A (a)	7,000	3,466,610
CoStar Group, Inc. (a)	6,000	3,889,560
Costco Wholesale Corp.	73,000	22,119,000
D.R. Horton, Inc.	24,000	1,133,280
DexCom, Inc. (a)	20,000	6,704,000
Dollar General Corp.	43,000	7,537,900
Ecolab, Inc.	17,000	3,289,500
Eli Lilly & Co.	276,000	42,680,640
Encompass Health Corp.	2	133
EPAM Systems, Inc. (a)	15,000	3,313,350
Estee Lauder Companies, Inc. Class A	275,000	48,510,000
Facebook, Inc. Class A (a)	82,000	16,786,220
Fidelity National Information Services, Inc.	256,000	33,763,840
Humana, Inc.	73,300	27,987,406
Intuit, Inc.	35,700	9,632,217
Intuitive Surgical, Inc. (a)	16,000	8,174,080
Keurig Dr. Pepper, Inc.	14,000	370,440
lululemon athletica, Inc. (a)	9,600	2,145,408
Marriott International, Inc. Class A	8,000	727,520
Masimo Corp. (a)	14,000	2,994,740
MasterCard, Inc. Class A	232,000	63,793,040
MercadoLibre, Inc. (a)	5,800	3,384,358
Micron Technology, Inc. (a)	141,000	6,752,490
Microsoft Corp.	496,000	88,888,158
Moody's Corp.	71,500	17,438,850
NextEra Energy, Inc.	152,500	35,245,800
NIKE, Inc. Class B	82,000	7,148,760
Northrop Grumman Corp.	9,000	2,976,030
NVIDIA Corp.	181,000	52,902,680
PayPal Holdings, Inc. (a)	333,000	40,959,000
Prologis, Inc.	515,200	45,971,296
Regeneron Pharmaceuticals, Inc. (a)	3,000	1,577,640
Roku, Inc. Class A (a)	10,000	1,212,300
Roper Technologies, Inc.	37,000	12,618,110
S&P Global, Inc.	70,628	20,685,529
Square, Inc. (a)	829,000	54,001,060
Starbucks Corp.	101,000	7,749,730
Sysco Corp.	49,000	2,757,230
T-Mobile U.S., Inc. (a)	73,000	6,409,400
Thermo Fisher Scientific, Inc.	1,000	334,680
Uber Technologies, Inc.	50,000	1,513,500
Union Pacific Corp.	259,000	41,385,610
UnitedHealth Group, Inc.	171,000	50,012,370
Verisk Analytics, Inc.	85,000	12,990,550
Visa, Inc. Class A	331,300	59,209,936
Walmart, Inc.	71,000	8,630,050

TOTAL UNITED STATES OF AMERICA		1,180,806,800

TOTAL COMMON STOCKS
(Cost $1,565,244,185)		1,989,505,157

Nonconvertible Preferred Stocks - 0.1%
Germany - 0.1%
Volkswagen AG
(Cost $3,785,444)	19,800	2,782,096

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.16% (e)	12,644,051	12,647,844
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	42,042	42,046
TOTAL MONEY MARKET FUNDS
(Cost $12,685,504)		12,689,890
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,581,715,133)		2,004,977,143
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,616,353
NET ASSETS - 100%		$2,006,593,496

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $59,424,505 or 3.0% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$215,140
Fidelity Securities Lending Cash Central Fund	40,283
Total	$255,423

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$117,162,092	$94,470,490	$22,691,602	$--
Consumer Discretionary	198,062,392	141,980,111	56,004,300	77,981
Consumer Staples	149,723,475	96,613,897	53,109,578	--
Energy	16,070,016	5,522,758	10,547,258	--
Financials	139,558,513	92,142,839	47,415,674	--
Health Care	324,082,296	250,952,660	73,129,636	--
Industrials	187,733,123	143,801,997	43,931,126	--
Information Technology	687,990,724	645,454,651	42,536,073	--
Materials	25,655,695	21,837,974	3,817,721	--
Real Estate	106,615,484	103,254,793	3,360,691	--
Utilities	39,633,443	39,633,443	--	--
Money Market Funds	12,689,890	12,689,890	--	--
Total Investments in Securities:	$2,004,977,143	$1,648,355,503	$356,543,659	$77,981

See accompanying notes which are an integral part of the financial statements.

Fidelity® Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $39,935) — See accompanying schedule: Unaffiliated issuers (cost $1,569,029,629)	$1,992,287,253
Fidelity Central Funds (cost $12,685,504)	12,689,890
Total Investment in Securities (cost $1,581,715,133)		$2,004,977,143
Foreign currency held at value (cost $201,573)		206,640
Receivable for investments sold		14,266,557
Receivable for fund shares sold		1,119,216
Dividends receivable		5,077,697
Distributions receivable from Fidelity Central Funds		3,140
Prepaid expenses		1,155
Other receivables		146,928
Total assets		2,025,798,476
Liabilities
Payable to custodian bank	$301,300
Payable for investments purchased	14,641,584
Payable for fund shares redeemed	2,313,637
Accrued management fee	1,393,747
Distribution and service plan fees payable	23,096
Other affiliated payables	325,033
Other payables and accrued expenses	164,833
Collateral on securities loaned	41,750
Total liabilities		19,204,980
Net Assets		$2,006,593,496
Net Assets consist of:
Paid in capital		$1,590,702,004
Total accumulated earnings (loss)		415,891,492
Net Assets		$2,006,593,496
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($50,876,389 ÷ 1,960,317 shares)(a)		$25.95
Maximum offering price per share (100/94.25 of $25.95)		$27.53
Class M:
Net Asset Value and redemption price per share ($13,390,955 ÷ 520,167 shares)(a)		$25.74
Maximum offering price per share (100/96.50 of $25.74)		$26.67
Class C:
Net Asset Value and offering price per share ($9,979,768 ÷ 400,123 shares)(a)		$24.94
Worldwide:
Net Asset Value, offering price and redemption price per share ($1,839,313,986 ÷ 69,915,967 shares)		$26.31
Class I:
Net Asset Value, offering price and redemption price per share ($39,944,290 ÷ 1,527,859 shares)		$26.14
Class Z:
Net Asset Value, offering price and redemption price per share ($53,088,108 ÷ 2,032,749 shares)		$26.12

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$14,868,211
Income from Fidelity Central Funds (including $40,283 from security lending)		255,423
Income before foreign taxes withheld		15,123,634
Less foreign taxes withheld		(871,100)
Total income		14,252,534
Expenses
Management fee
Basic fee	$7,184,411
Performance adjustment	2,054,453
Transfer agent fees	1,756,454
Distribution and service plan fees	152,947
Accounting fees	329,169
Custodian fees and expenses	88,681
Independent trustees' fees and expenses	6,820
Registration fees	93,254
Audit	52,742
Legal	4,891
Miscellaneous	40,509
Total expenses before reductions	11,764,331
Expense reductions	(192,758)
Total expenses after reductions		11,571,573
Net investment income (loss)		2,680,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,996,663)
Fidelity Central Funds	1,887
Foreign currency transactions	(156,744)
Total net realized gain (loss)		(4,151,520)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(10,113,076)
Fidelity Central Funds	388
Assets and liabilities in foreign currencies	38,267
Total change in net unrealized appreciation (depreciation)		(10,074,421)
Net gain (loss)		(14,225,941)
Net increase (decrease) in net assets resulting from operations		$(11,544,980)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,680,961	$16,430,287
Net realized gain (loss)	(4,151,520)	104,750,827
Change in net unrealized appreciation (depreciation)	(10,074,421)	163,942,786
Net increase (decrease) in net assets resulting from operations	(11,544,980)	285,123,900
Distributions to shareholders	(109,767,429)	(191,789,642)
Share transactions - net increase (decrease)	(218,732,917)	20,629,262
Total increase (decrease) in net assets	(340,045,326)	113,963,520
Net Assets
Beginning of period	2,346,638,822	2,232,675,302
End of period	$2,006,593,496	$2,346,638,822

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Worldwide Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.36	$26.57	$27.28	$21.83	$22.88	$24.64
Income from Investment Operations
Net investment income (loss)A	–B	.11	.03	.11	.12	.06
Net realized and unrealized gain (loss)	(.09)	2.84	1.00	5.53	(.35)	.58
Total from investment operations	(.09)	2.95	1.03	5.64	(.23)	.64
Distributions from net investment income	(.12)	(.02)	(.09)	(.12)	(.07)	–
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)	(2.40)
Total distributions	(1.32)	(2.16)	(1.74)	(.19)	(.82)	(2.40)
Redemption fees added to paid in capitalA	–	–	–	–B	–B	–B
Net asset value, end of period	$25.95	$27.36	$26.57	$27.28	$21.83	$22.88
Total ReturnC,D,E	(.52)%	12.35%	3.96%	26.06%	(1.09)%	2.73%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.36%H	1.26%	1.23%	1.12%	1.22%	1.27%
Expenses net of fee waivers, if any	1.36%H	1.26%	1.23%	1.12%	1.22%	1.26%
Expenses net of all reductions	1.34%H	1.25%	1.22%	1.11%	1.22%	1.26%
Net investment income (loss)	(.03)%H	.41%	.12%	.47%	.55%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$50,876	$52,516	$42,947	$32,823	$29,052	$31,043
Portfolio turnover rateI	135%H	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.10	$26.39	$27.11	$21.67	$22.72	$24.49
Income from Investment Operations
Net investment income (loss)A	(.04)	.03	(.05)	.04	.05	(.01)
Net realized and unrealized gain (loss)	(.08)	2.82	1.00	5.50	(.35)	.57
Total from investment operations	(.12)	2.85	.95	5.54	(.30)	.56
Distributions from net investment income	(.04)	–	(.02)	(.03)	–B	–
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)	(2.33)
Total distributions	(1.24)	(2.14)	(1.67)	(.10)	(.75)	(2.33)
Redemption fees added to paid in capitalA	–	–	–	–B	–B	–B
Net asset value, end of period	$25.74	$27.10	$26.39	$27.11	$21.67	$22.72
Total ReturnC,D,E	(.64)%	12.05%	3.65%	25.68%	(1.38)%	2.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.63%H	1.55%	1.52%	1.42%	1.53%	1.57%
Expenses net of fee waivers, if any	1.63%H	1.54%	1.52%	1.42%	1.52%	1.56%
Expenses net of all reductions	1.61%H	1.54%	1.51%	1.41%	1.52%	1.56%
Net investment income (loss)	(.31)%H	.13%	(.17)%	.17%	.25%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$13,391	$13,066	$12,746	$10,634	$9,270	$13,055
Portfolio turnover rateI	135%H	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.33	$25.82	$26.67	$21.33	$22.48	$24.12
Income from Investment Operations
Net investment income (loss)A	(.11)	(.10)	(.18)	(.07)	(.05)	(.12)
Net realized and unrealized gain (loss)	(.08)	2.75	.98	5.42	(.35)	.57
Total from investment operations	(.19)	2.65	.80	5.35	(.40)	.45
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.01)	(.75)	(2.09)
Total distributions	(1.20)	(2.14)	(1.65)	(.01)	(.75)	(2.09)
Redemption fees added to paid in capitalA	–	–	–	–B	–B	–B
Net asset value, end of period	$24.94	$26.33	$25.82	$26.67	$21.33	$22.48
Total ReturnC,D,E	(.91)%	11.49%	3.12%	25.10%	(1.88)%	1.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.16%H	2.06%	2.01%	1.89%	2.01%	2.07%
Expenses net of fee waivers, if any	2.16%H	2.06%	2.01%	1.89%	2.01%	2.07%
Expenses net of all reductions	2.14%H	2.06%	2.00%	1.88%	2.00%	2.06%
Net investment income (loss)	(.84)%H	(.39)%	(.66)%	(.30)%	(.24)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,980	$10,618	$12,744	$10,264	$10,315	$11,231
Portfolio turnover rateI	135%H	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.74	$26.90	$27.61	$22.09	$23.14	$24.92
Income from Investment Operations
Net investment income (loss)A	.03	.18	.11	.19	.19	.13
Net realized and unrealized gain (loss)	(.08)	2.89	1.00	5.60	(.35)	.58
Total from investment operations	(.05)	3.07	1.11	5.79	(.16)	.71
Distributions from net investment income	(.18)	(.09)	(.17)	(.20)	(.14)	(.08)
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)	(2.41)
Total distributions	(1.38)	(2.23)	(1.82)	(.27)	(.89)	(2.49)
Redemption fees added to paid in capitalA	–	–	–	–B	–B	–B
Net asset value, end of period	$26.31	$27.74	$26.90	$27.61	$22.09	$23.14
Total ReturnC,D	(.36)%	12.71%	4.23%	26.49%	(.78)%	3.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%G	.99%	.94%	.81%	.91%	.96%
Expenses net of fee waivers, if any	1.07%G	.99%	.94%	.81%	.91%	.96%
Expenses net of all reductions	1.05%G	.98%	.93%	.80%	.90%	.95%
Net investment income (loss)	.26%G	.69%	.41%	.79%	.87%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$1,839,314	$2,020,487	$2,112,988	$1,656,173	$1,421,364	$1,543,516
Portfolio turnover rateH	135%G	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.58	$26.77	$27.49	$21.99	$23.03	$24.81
Income from Investment Operations
Net investment income (loss)A	.03	.18	.11	.19	.17	.13
Net realized and unrealized gain (loss)	(.08)	2.86	.99	5.56	(.35)	.58
Total from investment operations	(.05)	3.04	1.10	5.75	(.18)	.71
Distributions from net investment income	(.19)	(.09)	(.18)	(.18)	(.11)	(.07)
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)	(2.41)
Total distributions	(1.39)	(2.23)	(1.82)B	(.25)	(.86)	(2.49)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$26.14	$27.58	$26.77	$27.49	$21.99	$23.03
Total ReturnE,F	(.38)%	12.70%	4.22%	26.45%	(.86)%	3.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%I	.99%	.96%	.83%	.99%	.98%
Expenses net of fee waivers, if any	1.08%I	.99%	.95%	.83%	.99%	.98%
Expenses net of all reductions	1.06%I	.98%	.94%	.82%	.98%	.97%
Net investment income (loss)	.25%I	.69%	.40%	.77%	.78%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$39,944	$44,754	$50,956	$21,711	$12,924	$25,173
Portfolio turnover rateJ	135%I	147%	117%	111%	117%	151%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.82 per share is comprised of distributions from net investment income of $.176 and distributions from net realized gain of $1.648 per share.

 C Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$27.59	$26.78	$29.54
Income from Investment Operations
Net investment income (loss)B	.05	.22	(.01)
Net realized and unrealized gain (loss)	(.09)	2.86	(2.75)
Total from investment operations	(.04)	3.08	(2.76)
Distributions from net investment income	(.23)	(.13)	–
Distributions from net realized gain	(1.20)	(2.14)	–
Total distributions	(1.43)	(2.27)	–
Net asset value, end of period	$26.12	$27.59	$26.78
Total ReturnC,D	(.33)%	12.85%	(9.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%G	.85%	.88%G
Expenses net of fee waivers, if any	.95%G	.84%	.88%G
Expenses net of all reductions	.93%G	.84%	.87%G
Net investment income (loss)	.38%G	.83%	(.27)%G
Supplemental Data
Net assets, end of period (000 omitted)	$53,088	$205,197	$294
Portfolio turnover rateH	135%G	147%	117%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$493,007,374
Gross unrealized depreciation	(86,627,465)
Net unrealized appreciation (depreciation)	$406,379,909
Tax cost	$1,598,597,234

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Worldwide Fund	1,444,076,300	1,702,982,808

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$67,070	$3,545
Class M	.25%	.25%	33,004	212
Class C	.75%	.25%	52,873	7,341
			$152,947	$11,098

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,600
Class M	548
Class C(a)	510
$13,658

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$54,246.20
Class M	14,902.23
Class C	13,503.26
Worldwide	1,617,040.16
Class I	37,632.17
Class Z	19,131.04
	$1,756,454

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Worldwide Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Worldwide Fund	$25,366

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $17,964.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Worldwide Fund	$2,793

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $253. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $180,359 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $638.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,611.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $7,150 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$2,540,627	$3,477,297
Class M	597,019	999,954
Class C	485,913	1,007,630
Worldwide	99,015,506	181,843,298
Class I	2,193,016	4,378,836
Class Z	4,935,348	82,627
Total	$109,767,429	$191,789,642

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	234,495	578,893	$6,304,150	$14,794,108
Reinvestment of distributions	93,342	145,668	2,520,240	3,446,501
Shares redeemed	(286,967)	(421,777)	(7,362,378)	(10,875,966)
Net increase (decrease)	40,870	302,784	$1,462,012	$7,364,643
Class M
Shares sold	71,378	119,291	$1,729,064	$3,039,881
Reinvestment of distributions	21,955	42,261	588,617	992,713
Shares redeemed	(55,226)	(162,441)	(1,461,322)	(4,259,086)
Net increase (decrease)	38,107	(889)	$856,359	$(226,492)
Class C
Shares sold	30,805	89,819	$792,932	$2,211,760
Reinvestment of distributions	18,008	41,980	468,757	962,606
Shares redeemed	(51,924)	(222,064)	(1,289,000)	(5,536,447)
Net increase (decrease)	(3,111)	(90,265)	$(27,311)	$(2,362,081)
Worldwide
Shares sold	4,790,221	17,812,491	$128,520,629	$465,593,029
Reinvestment of distributions	3,477,030	7,338,910	95,061,988	175,546,728
Shares redeemed	(11,194,926)	(30,843,648)	(294,743,397)	(816,878,675)
Net increase (decrease)	(2,927,675)	(5,692,247)	$(71,160,780)	$(175,738,918)
Class I
Shares sold	365,556	779,027	$9,794,703	$20,400,452
Reinvestment of distributions	79,304	180,011	2,154,693	4,282,467
Shares redeemed	(539,722)	(1,239,611)	(14,295,000)	(32,127,178)
Net increase (decrease)	(94,862)	(280,573)	$(2,345,604)	$(7,444,259)
Class Z
Shares sold	1,105,831	7,651,988	$30,657,149	$205,105,406
Reinvestment of distributions	179,413	3,156	4,867,461	74,996
Shares redeemed	(6,691,177)	(227,428)	(183,042,203)	(6,144,033)
Net increase (decrease)	(5,405,933)	7,427,716	$(147,517,593)	$199,036,369

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Diversified International
Diversified International	1.04%
Actual		$1,000.00	$930.50	$4.99
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class K	.93%
Actual		$1,000.00	$931.10	$4.47
Hypothetical-C		$1,000.00	$1,020.24	$4.67
International Cap Appreciation	1.05%
Actual		$1,000.00	$939.70	$5.06
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Overseas
Overseas	1.04%
Actual		$1,000.00	$917.60	$4.96
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class K	.93%
Actual		$1,000.00	$918.00	$4.43
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Worldwide
Class A	1.36%
Actual		$1,000.00	$994.80	$6.75
Hypothetical-C		$1,000.00	$1,018.10	$6.82
Class M	1.63%
Actual		$1,000.00	$993.60	$8.08
Hypothetical-C		$1,000.00	$1,016.76	$8.17
Class C	2.16%
Actual		$1,000.00	$990.90	$10.69
Hypothetical-C		$1,000.00	$1,014.12	$10.82
Worldwide	1.07%
Actual		$1,000.00	$996.40	$5.31
Hypothetical-C		$1,000.00	$1,019.54	$5.37
Class I	1.08%
Actual		$1,000.00	$996.20	$5.36
Hypothetical-C		$1,000.00	$1,019.49	$5.42
Class Z	.95%
Actual		$1,000.00	$996.70	$4.72
Hypothetical-C		$1,000.00	$1,020.14	$4.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of each fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the funds.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment, is also included in the charts and was considered by the Board.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of each fund's performance adjustment, if any, on the fund's management fee ranking.

The Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund from 0.450% to 0.424%. The Board considered that the chart for each fund reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity International Capital Appreciation Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of each of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board noted the impact of each fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Fidelity International Capital Appreciation Fund and each class of each of Fidelity Diversified International Fund and Fidelity Overseas Fund ranked below the competitive median for the 12-month period ended June 30, 2019.

The Board noted that the total expense ratio of each of Class Z and the retail class of Fidelity Worldwide Fund ranked below the competitive median for the 12-month period ended June 30, 2019, the total expense ratio of Class A ranked equal to the competitive median for the 12-month period ended June 30, 2019, and the total expense ratio of Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

IBD-SANN-0620
1.703569.122

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund

Fidelity® China Region Fund

Fidelity® Emerging Asia Fund

Fidelity® Emerging Markets Fund

Fidelity® Europe Fund

Fidelity® Japan Fund

Fidelity® Japan Smaller Companies Fund

Fidelity® Latin America Fund

Fidelity® Nordic Fund

Fidelity® Pacific Basin Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Canada Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Canada Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Canada	99.7%
United States of America*	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.7
Short-Term Investments and Net Other Assets (Liabilities)	0.3

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Royal Bank of Canada (Banks)	9.5
The Toronto-Dominion Bank (Banks)	9.2
Canadian Pacific Railway Ltd. (Road & Rail)	6.0
Franco-Nevada Corp. (Metals & Mining)	5.6
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	5.2
TELUS Corp. (Diversified Telecommunication Services)	4.9
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.8
Wheaton Precious Metals Corp. (Metals & Mining)	3.6
Sun Life Financial, Inc. (Insurance)	3.5
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.5
54.8

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	29.9
Materials	14.4
Industrials	12.8
Energy	12.3
Consumer Staples	10.2
Communication Services	7.4
Information Technology	6.5
Consumer Discretionary	4.8
Real Estate	1.0
Health Care	0.4

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of April 30, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Canada Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 4.9%
TELUS Corp.	2,046,200	$33,443,048
Wireless Telecommunication Services - 2.5%
Rogers Communications, Inc. Class B (non-vtg.)	418,600	17,532,512

TOTAL COMMUNICATION SERVICES		50,975,560

CONSUMER DISCRETIONARY - 4.8%
Hotels, Restaurants & Leisure - 1.7%
Restaurant Brands International, Inc.	240,300	11,721,951
Leisure Products - 0.6%
BRP, Inc.	123,800	3,705,239
Multiline Retail - 2.1%
Dollarama, Inc.	466,200	14,622,861
Textiles, Apparel & Luxury Goods - 0.4%
Canada Goose Holdings, Inc. (a)(b)	106,900	2,552,790

TOTAL CONSUMER DISCRETIONARY		32,602,841

CONSUMER STAPLES - 10.2%
Food & Staples Retailing - 9.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,267,200	35,359,063
George Weston Ltd.	173,400	12,300,381
Metro, Inc. Class A (sub. vtg.)	347,195	14,284,894
North West Co., Inc.	303,800	5,740,106
		67,684,444
Personal Products - 0.3%
Jamieson Wellness, Inc.	80,000	1,808,686

TOTAL CONSUMER STAPLES		69,493,130

ENERGY - 12.3%
Energy Equipment & Services - 0.2%
Computer Modelling Group Ltd.	443,400	1,490,795
Oil, Gas & Consumable Fuels - 12.1%
Canadian Natural Resources Ltd.	1,096,698	18,365,624
Enbridge, Inc.	778,400	23,850,541
PrairieSky Royalty Ltd. (b)	1,986,318	14,526,899
Suncor Energy, Inc.	1,472,000	26,247,380
		82,990,444

TOTAL ENERGY		84,481,239

FINANCIALS - 29.9%
Banks - 18.7%
Royal Bank of Canada	1,058,600	65,122,969
The Toronto-Dominion Bank	1,507,300	62,979,682
		128,102,651
Capital Markets - 2.8%
Brookfield Asset Management, Inc. (Canada) Class A	359,600	12,152,437
IGM Financial, Inc.	325,600	6,895,857
		19,048,294
Insurance - 8.4%
Fairfax Financial Holdings Ltd. (sub. vtg.)	31,100	8,432,603
Intact Financial Corp. (c)	143,925	13,697,148
Power Corp. of Canada (sub. vtg.)	690,700	11,045,642
Sun Life Financial, Inc.	698,600	23,944,974
		57,120,367

TOTAL FINANCIALS		204,271,312

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Andlauer Healthcare Group, Inc.	145,300	2,754,745
INDUSTRIALS - 12.8%
Commercial Services & Supplies - 1.3%
GFL Environmental, Inc.	501,500	8,708,111
Professional Services - 2.2%
Thomson Reuters Corp.	211,800	14,922,394
Road & Rail - 9.3%
Canadian National Railway Co.	277,600	22,956,669
Canadian Pacific Railway Ltd.	180,400	41,001,001
		63,957,670

TOTAL INDUSTRIALS		87,588,175

INFORMATION TECHNOLOGY - 6.5%
IT Services - 2.1%
CGI Group, Inc. Class A (sub. vtg.) (a)	226,600	14,451,153
Software - 4.4%
Constellation Software, Inc.	15,300	14,712,819
Open Text Corp.	401,128	15,158,111
		29,870,930

TOTAL INFORMATION TECHNOLOGY		44,322,083

MATERIALS - 14.4%
Chemicals - 3.1%
Nutrien Ltd.	589,481	21,051,834
Containers & Packaging - 1.2%
CCL Industries, Inc. Class B	257,200	8,039,636
Metals & Mining - 9.8%
Franco-Nevada Corp.	291,300	38,540,040
Lundin Mining Corp.	601,000	2,944,660
OceanaGold Corp.	954,200	1,453,288
Wheaton Precious Metals Corp.	645,700	24,534,698
		67,472,686
Paper & Forest Products - 0.3%
Western Forest Products, Inc.	3,025,683	2,021,542

TOTAL MATERIALS		98,585,698

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Allied Properties (REIT)	218,700	7,001,165
TOTAL COMMON STOCKS
(Cost $548,456,826)		682,075,948

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.16% (d)	1,033,059	1,033,369
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	10,440,691	10,441,735
TOTAL MONEY MARKET FUNDS
(Cost $11,475,288)		11,475,104
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $559,932,114)		693,551,052
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(9,769,434)
NET ASSETS - 100%		$683,781,618

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,962
Fidelity Securities Lending Cash Central Fund	36,183
Total	$57,145

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Canada Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $9,885,188) — See accompanying schedule: Unaffiliated issuers (cost $548,456,826)	$682,075,948
Fidelity Central Funds (cost $11,475,288)	11,475,104
Total Investment in Securities (cost $559,932,114)		$693,551,052
Cash		174,726
Foreign currency held at value (cost $844,552)		844,552
Receivable for securities sold on a delayed delivery basis		79,767
Receivable for fund shares sold		110,396
Dividends receivable		942,601
Distributions receivable from Fidelity Central Funds		3,037
Prepaid expenses		464
Other receivables		5,584
Total assets		695,712,179
Liabilities
Payable for fund shares redeemed	952,112
Accrued management fee	325,571
Distribution and service plan fees payable	10,302
Other affiliated payables	151,855
Other payables and accrued expenses	52,561
Collateral on securities loaned	10,438,160
Total liabilities		11,930,561
Net Assets		$683,781,618
Net Assets consist of:
Paid in capital		$549,983,701
Total accumulated earnings (loss)		133,797,917
Net Assets		$683,781,618
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,616,574 ÷ 554,187 shares)(a)		$42.61
Maximum offering price per share (100/94.25 of $42.61)		$45.21
Class M:
Net Asset Value and redemption price per share ($6,031,930 ÷ 142,199 shares)(a)		$42.42
Maximum offering price per share (100/96.50 of $42.42)		$43.96
Class C:
Net Asset Value and offering price per share ($3,844,807 ÷ 91,978 shares)(a)		$41.80
Canada:
Net Asset Value, offering price and redemption price per share ($621,122,614 ÷ 14,521,229 shares)		$42.77
Class I:
Net Asset Value, offering price and redemption price per share ($13,734,467 ÷ 321,275 shares)		$42.75
Class Z:
Net Asset Value, offering price and redemption price per share ($15,431,226 ÷ 362,232 shares)		$42.60

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$11,781,940
Income from Fidelity Central Funds (including $36,183 from security lending)		57,145
Income before foreign taxes withheld		11,839,085
Less foreign taxes withheld		(1,933,611)
Total income		9,905,474
Expenses
Management fee
Basic fee	$2,796,368
Performance adjustment	(204,427)
Transfer agent fees	814,001
Distribution and service plan fees	80,980
Accounting fees	195,647
Custodian fees and expenses	8,773
Independent trustees' fees and expenses	2,616
Registration fees	64,843
Audit	39,918
Legal	1,875
Miscellaneous	20,898
Total expenses before reductions	3,821,492
Expense reductions	(16,616)
Total expenses after reductions		3,804,876
Net investment income (loss)		6,100,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(398,702)
Fidelity Central Funds	2,555
Foreign currency transactions	(75,149)
Total net realized gain (loss)		(471,296)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(125,451,913)
Fidelity Central Funds	(184)
Assets and liabilities in foreign currencies	14,308
Total change in net unrealized appreciation (depreciation)		(125,437,789)
Net gain (loss)		(125,909,085)
Net increase (decrease) in net assets resulting from operations		$(119,808,487)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,100,598	$15,955,454
Net realized gain (loss)	(471,296)	54,068,876
Change in net unrealized appreciation (depreciation)	(125,437,789)	39,660,707
Net increase (decrease) in net assets resulting from operations	(119,808,487)	109,685,037
Distributions to shareholders	(38,692,729)	(61,875,999)
Share transactions - net increase (decrease)	(41,762,653)	(142,935,933)
Total increase (decrease) in net assets	(200,263,869)	(95,126,895)
Net Assets
Beginning of period	884,045,487	979,172,382
End of period	$683,781,618	$884,045,487

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$51.95	$49.75	$54.11	$48.09	$45.25	$60.56
Income from Investment Operations
Net investment income (loss)A	.29	.66	.60	.50	.48	.45
Net realized and unrealized gain (loss)	(7.46)	4.56	(3.88)	6.16	2.84	(8.04)
Total from investment operations	(7.17)	5.22	(3.28)	6.66	3.32	(7.59)
Distributions from net investment income	(.77)	(.39)	(.59)	(.45)	(.42)	(.50)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(2.17)	(3.02)	(1.08)	(.64)	(.48)	(7.72)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$42.61	$51.95	$49.75	$54.11	$48.09	$45.25
Total ReturnC,D,E	(14.52)%	11.34%	(6.19)%	13.98%	7.45%	(14.32)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%H	1.20%	1.21%	1.34%	1.48%	1.43%
Expenses net of fee waivers, if any	1.23%H	1.20%	1.21%	1.34%	1.48%	1.43%
Expenses net of all reductions	1.23%H	1.19%	1.20%	1.34%	1.48%	1.43%
Net investment income (loss)	1.20%H	1.32%	1.13%	.98%	1.06%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$23,617	$30,598	$29,420	$37,557	$44,144	$58,286
Portfolio turnover rateI	11%H	8%J	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$51.67	$49.46	$53.77	$47.82	$44.99	$60.22
Income from Investment Operations
Net investment income (loss)A	.22	.51	.44	.35	.35	.29
Net realized and unrealized gain (loss)	(7.43)	4.55	(3.86)	6.13	2.83	(8.00)
Total from investment operations	(7.21)	5.06	(3.42)	6.48	3.18	(7.71)
Distributions from net investment income	(.64)	(.22)	(.40)	(.34)	(.29)	(.30)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(2.04)	(2.85)	(.89)	(.53)	(.35)	(7.52)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$42.42	$51.67	$49.46	$53.77	$47.82	$44.99
Total ReturnC,D,E	(14.63)%	11.02%	(6.47)%	13.64%	7.14%	(14.58)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%H	1.49%	1.51%	1.63%	1.77%	1.75%
Expenses net of fee waivers, if any	1.52%H	1.48%	1.51%	1.63%	1.77%	1.75%
Expenses net of all reductions	1.52%H	1.48%	1.51%	1.63%	1.77%	1.75%
Net investment income (loss)	.91%H	1.03%	.83%	.69%	.78%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$6,032	$8,589	$7,844	$10,356	$11,140	$12,820
Portfolio turnover rateI	11%H	8%J	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$50.61	$48.48	$52.72	$46.87	$44.02	$59.04
Income from Investment Operations
Net investment income (loss)A	.11	.29	.21	.13	.15	.07
Net realized and unrealized gain (loss)	(7.34)	4.47	(3.78)	6.01	2.78	(7.85)
Total from investment operations	(7.23)	4.76	(3.57)	6.14	2.93	(7.78)
Distributions from net investment income	(.18)	–	(.18)	(.11)	(.02)	(.02)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(1.58)	(2.63)	(.67)	(.29)B	(.08)	(7.24)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$41.80	$50.61	$48.48	$52.72	$46.87	$44.02
Total ReturnD,E,F	(14.83)%	10.53%	(6.85)%	13.16%	6.67%	(14.96)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.98%I	1.92%	1.94%	2.06%	2.21%	2.19%
Expenses net of fee waivers, if any	1.98%I	1.92%	1.93%	2.06%	2.21%	2.19%
Expenses net of all reductions	1.98%I	1.91%	1.93%	2.06%	2.21%	2.18%
Net investment income (loss)	.45%I	.60%	.40%	.26%	.33%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$3,845	$6,226	$11,196	$15,938	$18,489	$21,610
Portfolio turnover rateJ	11%I	8%K	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.29 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.188 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$52.21	$50.02	$54.41	$48.35	$45.55	$60.95
Income from Investment Operations
Net investment income (loss)A	.37	.82	.77	.66	.62	.60
Net realized and unrealized gain (loss)	(7.48)	4.58	(3.90)	6.20	2.85	(8.09)
Total from investment operations	(7.11)	5.40	(3.13)	6.86	3.47	(7.49)
Distributions from net investment income	(.92)	(.58)	(.77)	(.61)	(.61)	(.69)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(2.33)B	(3.21)	(1.26)	(.80)	(.67)	(7.91)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$42.77	$52.21	$50.02	$54.41	$48.35	$45.55
Total ReturnD,E	(14.38)%	11.70%	(5.89)%	14.35%	7.79%	(14.08)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%H	.88%	.89%	1.02%	1.17%	1.15%
Expenses net of fee waivers, if any	.92%H	.88%	.89%	1.02%	1.17%	1.15%
Expenses net of all reductions	.91%H	.87%	.88%	1.02%	1.17%	1.14%
Net investment income (loss)	1.51%H	1.64%	1.45%	1.30%	1.37%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$621,123	$803,629	$903,662	$1,130,803	$1,233,050	$1,279,488
Portfolio turnover rateI	11%H	8%J	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.33 per share is comprised of distributions from net investment income of $.921 and distributions from net realized gain of $1.404 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$52.11	$49.93	$54.29	$48.28	$45.44	$60.80
Income from Investment Operations
Net investment income (loss)A	.39	.85	.79	.67	.66	.61
Net realized and unrealized gain (loss)	(7.48)	4.55	(3.90)	6.19	2.83	(8.07)
Total from investment operations	(7.09)	5.40	(3.11)	6.86	3.49	(7.46)
Distributions from net investment income	(.87)	(.59)	(.77)	(.66)	(.59)	(.68)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(2.27)	(3.22)	(1.25)B	(.85)	(.65)	(7.90)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$42.75	$52.11	$49.93	$54.29	$48.28	$45.44
Total ReturnD,E	(14.34)%	11.74%	(5.86)%	14.38%	7.83%	(14.05)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%H	.84%	.86%	1.00%	1.14%	1.13%
Expenses net of fee waivers, if any	.83%H	.84%	.85%	.99%	1.13%	1.12%
Expenses net of all reductions	.82%H	.83%	.85%	.99%	1.13%	1.12%
Net investment income (loss)	1.60%H	1.68%	1.49%	1.33%	1.41%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$13,734	$14,507	$26,923	$30,581	$41,217	$14,846
Portfolio turnover rateI	11%H	8%J	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.25 per share is comprised of distributions from net investment income of $.765 and distributions from net realized gain of $.487 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$52.07	$49.94	$53.92
Income from Investment Operations
Net investment income (loss)B	.41	.92	.06
Net realized and unrealized gain (loss)	(7.45)	4.53	(4.04)
Total from investment operations	(7.04)	5.45	(3.98)
Distributions from net investment income	(1.03)	(.69)	–
Distributions from net realized gain	(1.40)	(2.63)	–
Total distributions	(2.43)	(3.32)	–
Net asset value, end of period	$42.60	$52.07	$49.94
Total ReturnC,D	(14.31)%	11.87%	(7.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%G	.72%	.80%G
Expenses net of fee waivers, if any	.76%G	.72%	.80%G
Expenses net of all reductions	.76%G	.71%	.79%G
Net investment income (loss)	1.67%G	1.80%	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$15,431	$20,496	$128
Portfolio turnover rateH	11%G	8%I	29%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, non-taxable dividends and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$222,064,979
Gross unrealized depreciation	(89,556,839)
Net unrealized appreciation (depreciation)	$132,508,140
Tax cost	$561,042,912

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Canada Fund	44,019,523	111,940,624

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$34,851	$436
Class M	.25%	.25%	19,976	227
Class C	.75%	.25%	26,153	639
			$80,980	$1,302

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$940
Class M	368
Class C(a)	52
$1,360

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$36,916.27
Class M	11,939.30
Class C	6,732.26
Canada	746,677.20
Class I	7,703.11
Class Z	4,034.04
	$814,001

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Canada Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Canada Fund	$51

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,326,664 shares of the Fund were redeemed in-kind for investments and cash with a value of $69,285,297. The Fund had a net realized gain of $25,479,297 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Canada Fund	$1,071

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,461 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Canada	$307

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,798.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,050 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,268,788	$1,725,249
Class M	336,513	438,995
Class C	180,277	599,233
Canada	35,323,208	57,337,031
Class I	642,320	1,761,950
Class Z	941,623	13,541
Total	$38,692,729	$61,875,999

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	24,722	95,319	$1,166,248	$4,762,032
Reinvestment of distributions	22,901	34,965	1,177,102	1,594,742
Shares redeemed	(82,413)	(132,619)	(4,012,284)	(6,599,280)
Net increase (decrease)	(34,790)	(2,335)	$(1,668,934)	$(242,506)
Class M
Shares sold	6,285	24,151	$304,464	$1,232,542
Reinvestment of distributions	6,547	9,616	335,323	437,340
Shares redeemed	(36,880)	(26,108)	(1,517,194)	(1,303,095)
Net increase (decrease)	(24,048)	7,659	$(877,407)	$366,787
Class C
Shares sold	1,279	5,030	$63,274	$242,358
Reinvestment of distributions	3,299	12,492	166,843	558,623
Shares redeemed	(35,625)	(125,453)	(1,651,540)	(6,065,682)
Net increase (decrease)	(31,047)	(107,931)	$(1,421,423)	$(5,264,701)
Canada
Shares sold	232,240	720,245	$10,845,337	$35,658,625
Reinvestment of distributions	643,578	1,185,764	33,163,571	54,201,287
Shares redeemed	(1,747,200)	(4,577,840)(a)	(82,301,462)	(231,547,759)(a)
Net increase (decrease)	(871,382)	(2,671,831)	$(38,292,554)	$(141,687,847)
Class I
Shares sold	123,792	739,392	$5,603,918	$35,133,991
Reinvestment of distributions	11,916	37,998	613,432	1,732,719
Shares redeemed	(92,841)	(1,038,167)(a)	(4,371,485)	(52,836,490)(a)
Net increase (decrease)	42,867	(260,777)	$1,845,865	$(15,969,780)
Class Z
Shares sold	22,988	412,219	$1,135,312	$20,955,321
Reinvestment of distributions	18,328	266	939,856	12,119
Shares redeemed	(72,700)	(21,441)	(3,423,368)	(1,105,326)
Net increase (decrease)	(31,384)	391,044	$(1,348,200)	$19,862,114

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® China Region Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Cayman Islands	43.5%
China	18.2%
Taiwan	10.0%
Hong Kong	10.0%
United States of America*	5.1%
Bermuda	3.7%
Korea (South)	3.2%
Netherlands	1.4%
Germany	1.1%
Other	3.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.8
Short-Term Investments and Net Other Assets (Liabilities)	1.2

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Interactive Media & Services)	12.8
Alibaba Group Holding Ltd. sponsored ADR (Internet & Direct Marketing Retail)	12.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.7
AIA Group Ltd. (Insurance)	4.0
China Construction Bank Corp. (H Shares) (Banks)	3.5
China Overseas Land and Investment Ltd. (Real Estate Management & Development)	2.0
Pinduoduo, Inc. ADR (Internet & Direct Marketing Retail)	1.9
Haier Electronics Group Co. Ltd. (Household Durables)	1.9
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	1.9
New Oriental Education & Technology Group, Inc. sponsored ADR (Diversified Consumer Services)	1.8
47.5

Top Market Sectors as of April 30, 2020

% of fund's net assets
Consumer Discretionary	29.6
Communication Services	18.4
Information Technology	15.7
Financials	13.8
Health Care	6.4
Real Estate	5.4
Materials	2.9
Industrials	2.8
Utilities	1.4
Consumer Staples	1.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of April 30, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® China Region Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
COMMUNICATION SERVICES - 18.4%
Entertainment - 2.8%
Bilibili, Inc. ADR (a)	833,600	$22,832,304
DouYu International Holdings Ltd. ADR (b)	1,762,400	13,376,616
		36,208,920
Interactive Media & Services - 15.6%
Momo, Inc. ADR	396,700	9,552,536
Tencent Holdings Ltd.	3,101,100	163,023,081
Wise Talent Information Technology Co. Ltd. (a)	3,759,400	8,025,404
YY, Inc. ADR (a)	291,934	17,796,297
		198,397,318

TOTAL COMMUNICATION SERVICES		234,606,238

CONSUMER DISCRETIONARY - 29.6%
Automobiles - 1.0%
Great Wall Motor Co. Ltd. (H Shares)	10,223,000	6,834,657
Guangzhou Automobile Group Co. Ltd. (H Shares)	7,508,000	6,736,984
		13,571,641
Diversified Consumer Services - 1.8%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	183,700	23,451,142
Hotels, Restaurants & Leisure - 3.0%
Galaxy Entertainment Group Ltd.	440,000	2,829,862
SJM Holdings Ltd.	22,699,000	22,411,692
Summit Ascent Holdings Ltd. (a)	58,410,000	5,194,001
Wynn Macau Ltd.	4,283,200	7,396,554
		37,832,109
Household Durables - 2.9%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,605,610	12,266,291
Haier Electronics Group Co. Ltd.	8,872,000	24,434,315
		36,700,606
Internet & Direct Marketing Retail - 16.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	754,800	152,975,316
Ctrip.com International Ltd. ADR (a)	266,900	6,875,344
Farfetch Ltd. Class A (a)(b)	441,000	5,838,840
Meituan Dianping Class B (a)	1,316,188	17,622,556
momo.com, Inc.	238,000	3,831,250
Pinduoduo, Inc. ADR (a)	516,105	24,484,021
		211,627,327
Textiles, Apparel & Luxury Goods - 4.3%
adidas AG	61,500	14,079,353
Anhui Korrun Co. Ltd. (A Shares)	1,925,952	6,978,537
Compagnie Financiere Richemont SA Series A	223,140	12,659,506
ECLAT Textile Co. Ltd.	800,000	7,972,340
LVMH Moet Hennessy Louis Vuitton SE	33,900	13,105,501
		54,795,237

TOTAL CONSUMER DISCRETIONARY		377,978,062

CONSUMER STAPLES - 1.3%
Beverages - 1.3%
Kweichow Moutai Co. Ltd. (A Shares)	94,445	16,800,741
ENERGY - 1.1%
Energy Equipment& Services - 1.1%
China Oilfield Services Ltd. (H Shares)	17,780,000	13,849,103
FINANCIALS - 13.8%
Banks - 6.4%
China Construction Bank Corp. (H Shares)	55,877,000	44,850,436
Dah Sing Banking Group Ltd.	3,656,800	3,589,899
Dah Sing Financial Holdings Ltd.	437,600	1,443,535
E.SUN Financial Holdings Co. Ltd.	8,474,671	7,686,175
Industrial & Commercial Bank of China Ltd. (H Shares)	34,995,000	23,464,474
		81,034,519
Capital Markets - 0.2%
Huatai Securities Co. Ltd. (H Shares) (c)	1,885,600	3,127,043
Consumer Finance - 0.3%
LexinFintech Holdings Ltd. ADR (a)	486,300	4,099,509
Insurance - 6.9%
AIA Group Ltd.	5,562,400	51,050,424
China Life Insurance Co. Ltd. (a)	7,945,000	5,415,268
China Life Insurance Co. Ltd. (H Shares)	6,493,000	13,847,616
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,333,000	4,410,141
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,302,000	13,249,493
		87,972,942

TOTAL FINANCIALS		176,234,013

HEALTH CARE - 6.4%
Biotechnology - 3.3%
Akeso, Inc.	5,755,000	17,504,405
CStone Pharmaceuticals Co. Ltd. (a)(c)	1,113,500	1,143,649
Innovent Biologics, Inc.(a)(c)	1,926,500	9,487,597
Jinyu Bio-Technology Co. Ltd. (A Shares)	3,485,728	11,613,378
Zai Lab Ltd. ADR (a)	30,200	1,894,144
		41,643,173
Health Care Equipment & Supplies - 0.5%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	167,315	5,985,983
Life Sciences Tools & Services - 0.2%
Pharmaron Beijing Co. Ltd. (H Shares) (a)(c)	385,200	3,030,622
Pharmaceuticals - 2.4%
Hansoh Pharmaceutical Group Co. Ltd. (c)	4,460,000	17,221,290
Hutchison China Meditech Ltd. sponsored ADR (a)	276,600	5,949,666
Sino Biopharmaceutical Ltd.	5,056,000	7,369,622
		30,540,578

TOTAL HEALTH CARE		81,200,356

INDUSTRIALS - 2.8%
Construction & Engineering - 0.2%
China Railway Construction Corp. Ltd. (A Shares)	2,166,800	2,964,029
Industrial Conglomerates - 0.6%
Far Eastern Textile Ltd.	9,211,000	7,984,161
Machinery - 1.6%
Anhui Heli Co. Ltd. ELS (UBS AG London Branch Bank Warrant Program) Class A warrants 1/21/22 (a)(c)	999,376	1,296,800
HIWIN Technologies Corp.	1,282,350	12,209,325
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,626,309	7,457,623
		20,963,748
Professional Services - 0.4%
Guangzhou GRG Metrology & Test Co. Ltd. ELS (UBS AG London Branch Bank Warrant Program) Class A warrants 1/13/21 (a)(c)	1,188,320	4,404,915

TOTAL INDUSTRIALS		36,316,853

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 0.5%
Ericsson (B Shares) sponsored ADR	746,400	6,314,544
Electronic Equipment & Components - 2.4%
AVIC Jonhon OptronicTechnology Co. Ltd.	2,363,022	11,876,222
II-VI, Inc. (a)(b)	226,500	7,796,130
Yageo Corp.	828,500	10,700,165
		30,372,517
IT Services - 0.6%
TravelSky Technology Ltd. (H Shares)	3,980,000	7,028,398
Semiconductors & Semiconductor Equipment - 9.9%
ASM Pacific Technology Ltd.	711,300	7,187,478
Micron Technology, Inc. (a)	345,200	16,531,628
NXP Semiconductors NV	175,770	17,501,419
Semiconductor Manufacturing International Corp. (a)(b)	2,767,500	5,194,438
Silergy Corp.	6,000	237,942
Taiwan Semiconductor Manufacturing Co. Ltd.	7,267,000	73,176,387
Xilinx, Inc.	76,000	6,642,400
		126,471,692
Technology Hardware, Storage & Peripherals - 1.0%
Samsung Electronics Co. Ltd.	310,370	12,774,110

TOTAL INFORMATION TECHNOLOGY		182,961,261

MATERIALS - 2.9%
Chemicals - 0.9%
LG Chemical Ltd.	35,168	10,899,174
Construction Materials - 0.8%
West China Cement Ltd.	57,872,000	10,314,461
Containers & Packaging - 0.4%
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	1,659,825	5,663,057
Metals & Mining - 0.8%
Zijin Mining Group Co. Ltd. (H Shares)	25,466,000	10,396,980

TOTAL MATERIALS		37,273,672

REAL ESTATE - 5.4%
Real Estate Management & Development - 5.4%
China Jinmao Holdings Group Ltd.	12,476,000	8,783,872
China Overseas Land and Investment Ltd.	6,808,000	25,148,386
Longfor Properties Co. Ltd. (c)	1,855,500	9,433,419
Shimao Property Holdings Ltd.	3,395,000	13,800,255
Sun Hung Kai Properties Ltd.	827,000	11,308,257
		68,474,189
UTILITIES - 1.4%
Gas Utilities - 1.4%
China Gas Holdings Ltd.	4,837,332	17,601,788
TOTAL COMMON STOCKS
(Cost $914,477,083)		1,243,296,276

Nonconvertible Preferred Stocks - 1.3%
INFORMATION TECHNOLOGY - 1.3%
Technology Hardware, Storage & Peripherals - 1.3%
Samsung Electronics Co. Ltd.
(Cost $15,972,895)	486,190	16,908,834

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.16% (d)	10,873,751	10,877,013
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	16,966,050	16,967,747
TOTAL MONEY MARKET FUNDS
(Cost $27,844,121)		27,844,760
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $958,294,099)		1,288,049,870
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(13,022,175)
NET ASSETS - 100%		$1,275,027,695

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $49,145,335 or 3.9% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$96,802
Fidelity Securities Lending Cash Central Fund	300,617
Total	$397,419

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$234,606,238	$63,557,753	$171,048,485	$--
Consumer Discretionary	377,978,062	213,624,663	164,353,399	--
Consumer Staples	16,800,741	--	16,800,741	--
Energy	13,849,103	--	13,849,103	--
Financials	176,234,013	4,099,509	172,134,504	--
Health Care	81,200,356	7,843,810	73,356,546	--
Industrials	36,316,853	--	36,316,853	--
Information Technology	199,870,095	84,469,065	115,401,030	--
Materials	37,273,672	10,899,174	26,374,498	--
Real Estate	68,474,189	--	68,474,189	--
Utilities	17,601,788	--	17,601,788	--
Money Market Funds	27,844,760	27,844,760	--	--
Total Investments in Securities:	$1,288,049,870	$412,338,734	$875,711,136	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® China Region Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $16,409,365) — See accompanying schedule: Unaffiliated issuers (cost $930,449,978)	$1,260,205,110
Fidelity Central Funds (cost $27,844,121)	27,844,760
Total Investment in Securities (cost $958,294,099)		$1,288,049,870
Cash		11,335
Foreign currency held at value (cost $1,974)		1,974
Receivable for investments sold		1,301,925
Receivable for fund shares sold		5,071,617
Dividends receivable		201,024
Distributions receivable from Fidelity Central Funds		5,012
Prepaid expenses		531
Other receivables		50,992
Total assets		1,294,694,280
Liabilities
Payable for fund shares redeemed	$1,623,968
Accrued management fee	697,107
Distribution and service plan fees payable	17,352
Other affiliated payables	219,322
Other payables and accrued expenses	142,547
Collateral on securities loaned	16,966,289
Total liabilities		19,666,585
Net Assets		$1,275,027,695
Net Assets consist of:
Paid in capital		$927,212,244
Total accumulated earnings (loss)		347,815,451
Net Assets		$1,275,027,695
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($28,593,235 ÷ 743,639 shares)(a)		$38.45
Maximum offering price per share (100/94.25 of $38.45)		$40.80
Class M:
Net Asset Value and redemption price per share ($9,393,556 ÷ 245,166 shares)(a)		$38.32
Maximum offering price per share (100/96.50 of $38.32)		$39.71
Class C:
Net Asset Value and offering price per share ($9,507,231 ÷ 255,388 shares)(a)		$37.23
China Region:
Net Asset Value, offering price and redemption price per share ($1,153,626,795 ÷ 29,684,027 shares)		$38.86
Class I:
Net Asset Value, offering price and redemption price per share ($26,636,175 ÷ 690,218 shares)		$38.59
Class Z:
Net Asset Value, offering price and redemption price per share ($47,270,703 ÷ 1,227,933 shares)		$38.50

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$3,385,930
Income from Fidelity Central Funds (including $300,617 from security lending)		397,419
Income before foreign taxes withheld		3,783,349
Less foreign taxes withheld		(409,439)
Total income		3,373,910
Expenses
Management fee	$4,367,079
Transfer agent fees	1,059,847
Distribution and service plan fees	112,710
Accounting fees	291,035
Custodian fees and expenses	221,924
Independent trustees' fees and expenses	3,783
Registration fees	86,264
Audit	47,521
Legal	1,333
Interest	469
Miscellaneous	21,169
Total expenses before reductions	6,213,134
Expense reductions	(78,065)
Total expenses after reductions		6,135,069
Net investment income (loss)		(2,761,159)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,979,182
Fidelity Central Funds	3,363
Foreign currency transactions	100,901
Total net realized gain (loss)		23,083,446
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	71,954,695
Fidelity Central Funds	664
Assets and liabilities in foreign currencies	(9,868)
Total change in net unrealized appreciation (depreciation)		71,945,491
Net gain (loss)		95,028,937
Net increase (decrease) in net assets resulting from operations		$92,267,778

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,761,159)	$8,621,197
Net realized gain (loss)	23,083,446	44,259,090
Change in net unrealized appreciation (depreciation)	71,945,491	200,242,414
Net increase (decrease) in net assets resulting from operations	92,267,778	253,122,701
Distributions to shareholders	(8,548,175)	(8,434,846)
Share transactions - net increase (decrease)	(25,440,373)	(60,489,131)
Total increase (decrease) in net assets	58,279,230	184,198,724
Net Assets
Beginning of period	1,216,748,465	1,032,549,741
End of period	$1,275,027,695	$1,216,748,465

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$35.86	$28.73	$34.22	$25.46	$29.34	$34.18
Income from Investment Operations
Net investment income (loss)A	(.14)	.15	.15	.08	.18	.40B
Net realized and unrealized gain (loss)	2.88	7.10	(5.56)	8.90	(.20)	(.83)
Total from investment operations	2.74	7.25	(5.41)	8.98	(.02)	(.43)
Distributions from net investment income	(.15)	(.12)	(.08)	(.18)	(.27)	(.22)
Distributions from net realized gain	–	–	–	(.05)	(3.59)	(4.24)
Total distributions	(.15)	(.12)	(.08)	(.23)	(3.86)	(4.46)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	.05
Net asset value, end of period	$38.45	$35.86	$28.73	$34.22	$25.46	$29.34
Total ReturnD,E,F	7.66%	25.30%	(15.86)%	35.67%	(.13)%	(1.45)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.27%I	1.27%	1.27%	1.30%	1.33%	1.28%
Expenses net of fee waivers, if any	1.26%I	1.26%	1.27%	1.30%	1.33%	1.28%
Expenses net of all reductions	1.25%I	1.26%	1.24%	1.29%	1.32%	1.26%
Net investment income (loss)	(.72)%I	.44%	.43%	.28%	.75%	1.26%B
Supplemental Data
Net assets, end of period (000 omitted)	$28,593	$29,963	$23,424	$35,539	$22,937	$32,761
Portfolio turnover rateJ	78%I	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$35.66	$28.55	$34.05	$25.34	$29.18	$34.02
Income from Investment Operations
Net investment income (loss)A	(.20)	.04	.03	(.02)	.10	.30B
Net realized and unrealized gain (loss)	2.87	7.07	(5.53)	8.88	(.22)	(.83)
Total from investment operations	2.67	7.11	(5.50)	8.86	(.12)	(.53)
Distributions from net investment income	(.01)	–	–	(.11)	(.13)	(.12)
Distributions from net realized gain	–	–	–	(.05)	(3.59)	(4.24)
Total distributions	(.01)	–	–	(.16)	(3.72)	(4.36)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	.05
Net asset value, end of period	$38.32	$35.66	$28.55	$34.05	$25.34	$29.18
Total ReturnD,E,F	7.49%	24.90%	(16.15)%	35.25%	(.50)%	(1.79)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.58%I	1.59%	1.62%	1.65%	1.67%	1.62%
Expenses net of fee waivers, if any	1.58%I	1.59%	1.62%	1.65%	1.67%	1.62%
Expenses net of all reductions	1.57%I	1.58%	1.58%	1.64%	1.67%	1.60%
Net investment income (loss)	(1.04)%I	.12%	.08%	(.07)%	.40%	.92%B
Supplemental Data
Net assets, end of period (000 omitted)	$9,394	$9,251	$8,132	$9,763	$5,644	$6,409
Portfolio turnover rateJ	78%I	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$34.71	$27.90	$33.41	$24.82	$28.68	$33.56
Income from Investment Operations
Net investment income (loss)A	(.27)	(.09)	(.11)	(.13)	–B	.15C
Net realized and unrealized gain (loss)	2.79	6.90	(5.40)	8.73	(.21)	(.80)
Total from investment operations	2.52	6.81	(5.51)	8.60	(.21)	(.65)
Distributions from net investment income	–	–	–	–	(.06)	(.04)
Distributions from net realized gain	–	–	–	(.02)	(3.59)	(4.24)
Total distributions	–	–	–	(.02)	(3.65)	(4.28)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B	.05
Net asset value, end of period	$37.23	$34.71	$27.90	$33.41	$24.82	$28.68
Total ReturnD,E,F	7.26%	24.41%	(16.49)%	34.71%	(.88)%	(2.21)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.99%I	2.00%	2.01%	2.05%	2.07%	2.05%
Expenses net of fee waivers, if any	1.99%I	2.00%	2.01%	2.05%	2.07%	2.05%
Expenses net of all reductions	1.98%I	1.99%	1.98%	2.03%	2.06%	2.02%
Net investment income (loss)	(1.45)%I	(.29)%	(.31)%	(.46)%	.01%	.49%C
Supplemental Data
Net assets, end of period (000 omitted)	$9,507	$9,437	$10,138	$12,952	$11,218	$14,355
Portfolio turnover rateJ	78%I	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.30	$29.11	$34.64	$25.78	$29.66	$34.51
Income from Investment Operations
Net investment income (loss)A	(.08)	.25	.26	.17	.26	.51B
Net realized and unrealized gain (loss)	2.90	7.19	(5.65)	9.00	(.21)	(.84)
Total from investment operations	2.82	7.44	(5.39)	9.17	.05	(.33)
Distributions from net investment income	(.26)	(.25)	(.14)	(.27)	(.35)	(.33)
Distributions from net realized gain	–	–	–	(.05)	(3.59)	(4.24)
Total distributions	(.26)	(.25)	(.14)	(.32)	(3.93)C	(4.57)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D	.05
Net asset value, end of period	$38.86	$36.30	$29.11	$34.64	$25.78	$29.66
Total ReturnE,F	7.80%	25.72%	(15.62)%	36.10%	.15%	(1.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.96%I	.95%	.96%	1.00%	1.02%	.99%
Expenses net of fee waivers, if any	.96%I	.95%	.96%	1.00%	1.02%	.98%
Expenses net of all reductions	.94%I	.95%	.93%	.99%	1.01%	.96%
Net investment income (loss)	(.42)%I	.76%	.74%	.58%	1.06%	1.55%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,153,627	$1,093,827	$969,679	$1,294,775	$1,004,985	$1,262,274
Portfolio turnover rateJ	78%I	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.05	$28.90	$34.41	$25.62	$29.51	$34.39
Income from Investment Operations
Net investment income (loss)A	(.08)	.25	.26	.16	.26	.51B
Net realized and unrealized gain (loss)	2.88	7.13	(5.61)	8.95	(.20)	(.84)
Total from investment operations	2.80	7.38	(5.35)	9.11	.06	(.33)
Distributions from net investment income	(.26)	(.23)	(.16)	(.28)	(.36)	(.36)
Distributions from net realized gain	–	–	–	(.05)	(3.59)	(4.24)
Total distributions	(.26)	(.23)	(.16)	(.33)	(3.95)	(4.60)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	.05
Net asset value, end of period	$38.59	$36.05	$28.90	$34.41	$25.62	$29.51
Total ReturnD,E	7.79%	25.71%	(15.63)%	36.11%	.16%	(1.14)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%H	.97%	.98%	1.01%	1.00%	.97%
Expenses net of fee waivers, if any	.97%H	.96%	.98%	1.01%	1.00%	.97%
Expenses net of all reductions	.96%H	.96%	.95%	.99%	.99%	.95%
Net investment income (loss)	(.43)%H	.74%	.72%	.57%	1.07%	1.57%B
Supplemental Data
Net assets, end of period (000 omitted)	$26,636	$27,410	$20,854	$27,880	$19,334	$26,961
Portfolio turnover rateI	78%H	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$36.00	$28.91	$32.63
Income from Investment Operations
Net investment income (loss)B	(.06)	.30	.01
Net realized and unrealized gain (loss)	2.89	7.11	(3.73)
Total from investment operations	2.83	7.41	(3.72)
Distributions from net investment income	(.33)	(.32)	–
Distributions from net realized gain	–	–	–
Total distributions	(.33)	(.32)	–
Net asset value, end of period	$38.50	$36.00	$28.91
Total ReturnC,D	7.90%	25.86%	(11.40)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%G	.82%	.91%G
Expenses net of fee waivers, if any	.83%G	.82%	.90%G
Expenses net of all reductions	.82%G	.81%	.87%G
Net investment income (loss)	(.29)%G	.89%	.57%G
Supplemental Data
Net assets, end of period (000 omitted)	$47,271	$46,861	$323
Portfolio turnover rateH	78%G	80%	60%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$374,120,311
Gross unrealized depreciation	(46,379,622)
Net unrealized appreciation (depreciation)	$327,740,689
Tax cost	$960,309,181

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity China Region Fund	483,186,486	517,327,073

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$39,284	$1,389
Class M	.25%	.25%	23,894	382
Class C	.75%	.25%	49,532	6,809
			$112,710	$8,580

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,118
Class M	985
Class C(a)	1,567
$11,670

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$35,323.23
Class M	14,049.29
Class C	10,061.20
China Region	963,731.17
Class I	26,241.18
Class Z	10,442.04
	$1,059,847

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity China Region Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity China Region Fund	$11,164

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity China Region Fund	Borrower	$9,480,000	1.78%	$469

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,283.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity China Region Fund	$1,572

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $18,099. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,014 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,764.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,577.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,710 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$125,875	$92,117
Class M	2,316	–
China Region	7,803,466	8,164,383
Class I	196,223	170,585
Class Z	420,295	7,761
Total	$8,548,175	$8,434,846

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	134,113	199,202	$5,085,617	$6,700,557
Reinvestment of distributions	3,337	3,062	122,352	90,830
Shares redeemed	(229,341)	(182,149)	(8,527,071)	(5,889,031)
Net increase (decrease)	(91,891)	20,115	$(3,319,102)	$902,356
Class M
Shares sold	31,450	40,302	$1,148,302	$1,338,213
Reinvestment of distributions	63	–	2,314	–
Shares redeemed	(45,776)	(65,723)	(1,689,000)	(2,122,809)
Net increase (decrease)	(14,263)	(25,421)	$(538,384)	$(784,596)
Class C
Shares sold	39,247	43,065	$1,420,025	$1,400,507
Shares redeemed	(55,757)	(134,542)	(2,030,601)	(4,290,419)
Net increase (decrease)	(16,510)	(91,477)	$(610,576)	$(2,889,912)
China Region
Shares sold	5,645,787	6,473,996	$215,532,363	$219,994,317
Reinvestment of distributions	199,161	260,477	7,372,929	7,798,692
Shares redeemed	(6,294,252)	(9,909,366)	(239,026,775)	(329,544,092)
Net increase (decrease)	(449,304)	(3,174,893)	$(16,121,483)	$(101,751,083)
Class I
Shares sold	414,711	427,700	$15,859,636	$14,190,055
Reinvestment of distributions	4,369	4,738	160,612	140,863
Shares redeemed	(489,260)	(393,573)	(18,392,684)	(12,947,213)
Net increase (decrease)	(70,180)	38,865	$(2,372,436)	$1,383,705
Class Z
Shares sold	268,410	1,429,776	$10,280,034	$47,427,389
Reinvestment of distributions	11,468	262	420,295	7,761
Shares redeemed	(353,511)	(139,654)	(13,178,721)	(4,784,751)
Net increase (decrease)	(73,633)	1,290,384	$(2,478,392)	$42,650,399

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Emerging Asia Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Cayman Islands	29.8%
Korea (South)	15.3%
India	10.8%
China	8.9%
Taiwan	8.0%
United States of America*	7.8%
Japan	5.0%
Hong Kong	3.6%
Germany	2.6%
Other	8.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.4
Short-Term Investments and Net Other Assets (Liabilities)	0.6

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	9.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	6.6
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	4.3
Pinduoduo, Inc. ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.5
AIA Group Ltd. (Hong Kong, Insurance)	2.9
Micron Technology, Inc. (United States of America, Semiconductors & Semiconductor Equipment)	2.7
Delivery Hero AG (Germany, Internet & Direct Marketing Retail)	2.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.5
Bilibili, Inc. ADR (Cayman Islands, Entertainment)	2.4
43.8

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	34.3
Consumer Discretionary	19.6
Communication Services	15.1
Financials	10.5
Health Care	9.5
Energy	2.9
Consumer Staples	2.5
Industrials	1.9
Materials	1.6
Real Estate	1.2

Fidelity® Emerging Asia Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 0.0%
Blue Sky Alternative Investments Ltd. (a)(b)	1,118,552	$7
Bermuda - 0.5%
Haier Electronics Group Co. Ltd.	1,900,000	5,232,777
Cayman Islands - 29.8%
21Vianet Group, Inc. ADR (a)	333,100	4,986,507
Akeso, Inc.	2,213,000	6,731,060
Bilibili, Inc. ADR (a)(c)	855,600	23,434,884
Canaan, Inc. ADR (c)	727,900	3,770,522
CStone Pharmaceuticals Co. Ltd. (a)(d)	4,662,000	4,788,227
Frontage Holdings Corp. (a)(d)	9,728,000	4,401,527
Geely Automobile Holdings Ltd.	4,601,000	7,156,960
Hansoh Pharmaceutical Group Co. Ltd. (d)	496,000	1,915,193
Hutchison China Meditech Ltd. sponsored ADR (a)	227,300	4,889,223
Innovent Biologics, Inc.(a)(d)	1,403,000	6,909,473
Kingsoft Corp. Ltd. (a)(c)	1,594,700	5,476,532
Li Ning Co. Ltd.	2,640,200	8,336,363
Meituan Dianping Class B (a)	1,038,416	13,903,443
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	99,600	12,714,936
Phoenix Tree Holdings Ltd. ADR	162,800	1,051,688
Pinduoduo, Inc. ADR (a)	736,600	34,944,304
Sands China Ltd.	1,472,800	5,962,626
SITC International Holdings Co. Ltd.	5,077,375	5,015,744
So-Young International, Inc. ADR (c)	386,900	4,012,153
TAL Education Group ADR (a)	362,368	19,636,722
Tencent Holdings Ltd.	1,792,940	94,253,846
Wise Talent Information Technology Co. Ltd. (a)	409,002	873,120
Wuxi Biologics (Cayman), Inc. (a)(d)	752,000	11,705,949
Zai Lab Ltd. ADR (a)	128,800	8,078,336

TOTAL CAYMAN ISLANDS		294,949,338

China - 8.9%
Anhui Korrun Co. Ltd. (A Shares)	1,562,489	5,661,557
AVIC Jonhon OptronicTechnology Co. Ltd.	1,111,900	5,588,256
Contemporary Amperex Technology Co. Ltd.	298,475	5,915,154
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	560,197	5,996,386
Jinyu Bio-Technology Co. Ltd. (A Shares)	3,104,311	10,342,613
Kweichow Moutai Co. Ltd. (A Shares)	18,481	3,287,569
Pharmaron Beijing Co. Ltd. (A Shares)	710,842	6,356,035
Ping An Insurance Group Co. of China Ltd. (H Shares)	908,591	9,246,060
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	2,111,500	11,618,461
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,790,185	8,209,095
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	184,408	6,597,514
WuXi AppTec Co. Ltd. (H Shares) (d)	629,900	8,880,764

TOTAL CHINA		87,699,464

France - 0.9%
LVMH Moet Hennessy Louis Vuitton SE	22,100	8,543,704
Germany - 2.6%
Delivery Hero AG (a)(d)	302,900	25,558,838
Hong Kong - 3.6%
AIA Group Ltd.	3,103,250	28,480,913
Sino Land Ltd.	4,991,328	6,975,533

TOTAL HONG KONG		35,456,446

India - 10.8%
Asian Paints Ltd.	202,100	4,716,564
Aster DM Healthcare Ltd. (a)(d)	1,149,260	1,488,624
Bajaj Finance Ltd.	191,600	5,859,477
Eicher Motors Ltd.	22,387	4,348,106
HDFC Asset Management Co. Ltd. (a)(d)	157,324	5,267,448
HDFC Bank Ltd.	742,138	9,747,517
HDFC Bank Ltd. sponsored ADR	119,700	5,188,995
Housing Development Finance Corp. Ltd.	599,964	15,179,003
Indian Energy Exchange Ltd. (d)	1,278,100	2,551,649
Kotak Mahindra Bank Ltd.	342,800	6,157,458
Maruti Suzuki India Ltd.	72,744	5,165,248
Oberoi Realty Ltd. (a)	872,953	3,950,569
Page Industries Ltd.	11,654	2,808,535
Petronet LNG Ltd.	1,158,527	3,733,090
Power Grid Corp. of India Ltd.	1,366,694	2,929,869
Reliance Industries Ltd.	1,290,854	25,103,109
TCNS Clothing Co. Ltd. (a)(d)	522,430	2,706,339

TOTAL INDIA		106,901,600

Indonesia - 1.7%
PT Bank Central Asia Tbk	5,396,077	9,347,032
PT Bank Rakyat Indonesia Tbk	41,775,055	7,598,360

TOTAL INDONESIA		16,945,392

Italy - 0.4%
Prada SpA	1,152,000	3,740,163
Japan - 5.0%
Capcom Co. Ltd.	154,400	4,740,698
Freee KK (a)(c)	321,700	11,406,313
Money Forward, Inc. (a)	263,300	12,341,229
Rakus Co. Ltd.	473,900	7,560,144
Yahoo! Japan Corp.	2,298,200	8,869,505
Zozo, Inc.	314,900	5,105,773

TOTAL JAPAN		50,023,662

Korea (South) - 14.0%
Kakao Corp.	54,900	8,315,169
LG Chemical Ltd.	34,193	10,597,004
Samsung Electronics Co. Ltd.	1,593,500	65,584,768
Samsung SDI Co. Ltd.	50,570	11,905,288
SK Hynix, Inc.	611,206	42,110,848

TOTAL KOREA (SOUTH)		138,513,077

Mauritius - 0.2%
MakeMyTrip Ltd. (a)(c)	169,985	2,508,979
Netherlands - 1.4%
ASML Holding NV (Netherlands)	26,555	7,756,331
NXP Semiconductors NV	59,900	5,964,243

TOTAL NETHERLANDS		13,720,574

Philippines - 0.4%
Jollibee Food Corp.	1,330,300	3,753,860
Switzerland - 1.1%
Compagnie Financiere Richemont SA Series A	185,430	10,520,087
Taiwan - 8.0%
Largan Precision Co. Ltd.	20,000	2,721,375
Micro-Star International Co. Ltd.	1,666,000	5,158,566
Taiwan Semiconductor Manufacturing Co. Ltd.	6,642,892	66,891,818
Yageo Corp. unit (d)	60,000	3,937,563

TOTAL TAIWAN		78,709,322

Thailand - 1.2%
Home Product Center PCL (For. Reg.)	13,329,433	5,568,520
Thai Beverage PCL	13,462,207	6,552,784

TOTAL THAILAND		12,121,304

United States of America - 7.2%
ANSYS, Inc. (a)	30,900	8,090,547
Aspen Technology, Inc. (a)	71,200	7,280,200
DouYu International Holdings Ltd. ADR (c)	596,613	4,528,293
Lam Research Corp.	29,717	7,586,156
Micron Technology, Inc. (a)	564,200	27,019,538
New Frontier Health Corp. (a)(c)	463,500	3,754,350
ON Semiconductor Corp. (a)	798,600	12,813,537

TOTAL UNITED STATES OF AMERICA		71,072,621

Vietnam - 0.4%
Vietnam Dairy Products Corp.	869,500	3,677,362
TOTAL COMMON STOCKS
(Cost $760,634,820)		969,648,577

Nonconvertible Preferred Stocks - 1.3%
Korea (South) - 1.3%
Samsung Electronics Co. Ltd.
(Cost $12,909,761)	370,150	12,873,166

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.16% (e)	5,743,403	5,745,126
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	25,813,699	25,816,281
TOTAL MONEY MARKET FUNDS
(Cost $31,561,300)		31,561,407
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $805,105,881)		1,014,083,150
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(25,863,975)
NET ASSETS - 100%		$988,219,175

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $80,111,594 or 8.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$100,892
Fidelity Securities Lending Cash Central Fund	168,190
Total	$269,082

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$149,027,668	$45,031,197	$103,996,471	$--
Consumer Discretionary	193,877,840	100,469,552	93,408,288	--
Consumer Staples	25,136,176	--	25,136,176	--
Energy	28,836,199	--	28,836,199	--
Financials	104,623,919	5,188,995	99,434,917	7
Health Care	92,835,274	16,721,909	76,113,365	--
Industrials	19,139,993	--	19,139,993	--
Information Technology	338,823,447	245,230,569	93,592,878	--
Materials	15,313,568	10,597,004	4,716,564	--
Real Estate	11,977,790	1,051,688	10,926,102	--
Utilities	2,929,869	--	2,929,869	--
Money Market Funds	31,561,407	31,561,407	--	--
Total Investments in Securities:	$1,014,083,150	$455,852,321	$558,230,822	$7

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $24,922,381) — See accompanying schedule: Unaffiliated issuers (cost $773,544,581)	$982,521,743
Fidelity Central Funds (cost $31,561,300)	31,561,407
Total Investment in Securities (cost $805,105,881)		$1,014,083,150
Receivable for fund shares sold		725,538
Dividends receivable		1,028,354
Distributions receivable from Fidelity Central Funds		66,032
Prepaid expenses		475
Other receivables		467,025
Total assets		1,016,370,574
Liabilities
Payable for investments purchased	$248,100
Payable for fund shares redeemed	832,198
Accrued management fee	724,047
Other affiliated payables	169,752
Other payables and accrued expenses	359,792
Collateral on securities loaned	25,817,510
Total liabilities		28,151,399
Net Assets		$988,219,175
Net Assets consist of:
Paid in capital		$692,944,802
Total accumulated earnings (loss)		295,274,373
Net Assets		$988,219,175
Net Asset Value, offering price and redemption price per share ($988,219,175 ÷ 22,183,465 shares)		$44.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$5,506,101
Income from Fidelity Central Funds (including $168,190 from security lending)		269,082
Income before foreign taxes withheld		5,775,183
Less foreign taxes withheld		(719,660)
Total income		5,055,523
Expenses
Management fee
Basic fee	$3,467,514
Performance adjustment	1,115,843
Transfer agent fees	821,823
Accounting fees	236,394
Custodian fees and expenses	203,410
Independent trustees' fees and expenses	3,075
Registration fees	28,705
Audit	66,236
Legal	1,350
Interest	4,785
Miscellaneous	14,625
Total expenses before reductions	5,963,760
Expense reductions	(135,945)
Total expenses after reductions		5,827,815
Net investment income (loss)		(772,292)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $519,366)	92,866,568
Fidelity Central Funds	292
Foreign currency transactions	(340,125)
Total net realized gain (loss)		92,526,735
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,294,617)	(41,858,537)
Fidelity Central Funds	107
Assets and liabilities in foreign currencies	26,240
Total change in net unrealized appreciation (depreciation)		(41,832,190)
Net gain (loss)		50,694,545
Net increase (decrease) in net assets resulting from operations		$49,922,253

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(772,292)	$8,305,694
Net realized gain (loss)	92,526,735	64,132,240
Change in net unrealized appreciation (depreciation)	(41,832,190)	160,772,599
Net increase (decrease) in net assets resulting from operations	49,922,253	233,210,533
Distributions to shareholders	(61,694,228)	(30,935,746)
Share transactions
Proceeds from sales of shares	91,533,902	122,462,574
Reinvestment of distributions	56,885,103	27,229,181
Cost of shares redeemed	(142,048,107)	(272,286,267)
Net increase (decrease) in net assets resulting from share transactions	6,370,898	(122,594,512)
Total increase (decrease) in net assets	(5,401,077)	79,680,275
Net Assets
Beginning of period	993,620,252	913,939,977
End of period	$988,219,175	$993,620,252
Other Information
Shares
Sold	2,052,010	2,933,364
Issued in reinvestment of distributions	1,329,091	736,521
Redeemed	(3,262,585)	(6,512,148)
Net increase (decrease)	118,516	(2,842,263)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Asia Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$45.03	$36.69	$43.94	$33.37	$31.20	$33.03
Income from Investment Operations
Net investment income (loss)A	(.03)	.34	.41	.40	.39	.42
Net realized and unrealized gain (loss)	2.35	9.27	(7.27)	10.56	1.91	(1.96)
Total from investment operations	2.32	9.61	(6.86)	10.96	2.30	(1.54)
Distributions from net investment income	(.33)	(.39)	(.37)	(.34)	(.13)	(.29)
Distributions from net realized gain	(2.47)	(.88)	(.02)	(.05)	–	–
Total distributions	(2.80)	(1.27)	(.39)	(.39)	(.13)	(.29)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$44.55	$45.03	$36.69	$43.94	$33.37	$31.20
Total ReturnC,D	5.39%	26.95%	(15.75)%	33.28%	7.42%	(4.69)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%G	1.11%	1.02%	1.10%	1.16%	1.09%
Expenses net of fee waivers, if any	1.18%G	1.11%	1.02%	1.10%	1.16%	1.09%
Expenses net of all reductions	1.15%G	1.11%	1.00%	1.08%	1.16%	1.09%
Net investment income (loss)	(.15)%G	.82%	.93%	1.07%	1.25%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$988,219	$993,620	$913,940	$1,286,331	$922,265	$1,008,178
Portfolio turnover rateH	117%G	61%I	36%	40%	77%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$259,646,021
Gross unrealized depreciation	(53,190,968)
Net unrealized appreciation (depreciation)	$206,455,053
Tax cost	$807,628,097

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Asia Fund	580,453,926	637,810,746

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .90% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Emerging Asia Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Asia Fund	$8,232

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Asia Fund	Borrower	$20,431,800	1.69%	$4,785

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 667,060 shares of the Fund were redeemed in-kind for investments and cash with a value of $27,823,070. The Fund had a net realized gain of $9,780,162 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Asia Fund	$1,270

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $590,098. Total fees paid by the Fund to NFS, as lending agent, amounted to $14,534. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $10,178 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $133,842 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $41.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $2,062.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Cayman Islands	20.8%
China	12.5%
India	12.1%
United States of America*	10.6%
Taiwan	7.8%
Korea (South)	5.7%
Brazil	4.8%
Russia	4.6%
France	2.9%
Other	18.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.1

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	8.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	7.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	3.4
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	2.1
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	2.0
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	2.0
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.6
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	1.6
39.1

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	22.5
Consumer Discretionary	18.3
Financials	16.4
Communication Services	12.3
Energy	7.0
Health Care	6.5
Consumer Staples	6.5
Industrials	4.5
Materials	2.8
Real Estate	1.1

Fidelity® Emerging Markets Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Bermuda - 0.7%
Credicorp Ltd. (United States)	193,831	$28,884,696
Brazil - 4.8%
BM&F BOVESPA SA	3,563,400	25,176,231
Hapvida Participacoes e Investimentos SA (a)	2,118,300	20,427,675
Localiza Rent A Car SA	4,567,545	28,717,770
Lojas Renner SA	3,216,350	22,706,500
Notre Dame Intermedica Participacoes SA	2,436,900	24,562,145
Rumo SA (b)	9,546,600	34,742,679
Suzano Papel e Celulose SA	4,565,900	33,090,369

TOTAL BRAZIL		189,423,369

Cayman Islands - 20.8%
Alibaba Group Holding Ltd.	756,500	19,199,384
Alibaba Group Holding Ltd. sponsored ADR (b)	1,389,754	281,661,443
Canaan, Inc. ADR (c)	1,330,258	6,890,736
Hansoh Pharmaceutical Group Co. Ltd. (a)	8,602,000	33,214,694
Innovent Biologics, Inc.(a)(b)	1,748,500	8,610,986
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	420,787	53,717,668
Pinduoduo, Inc. ADR (b)	1,124,500	53,346,280
Shenzhou International Group Holdings Ltd.	3,052,200	35,227,385
Tencent Holdings Ltd.	6,327,500	332,633,117

TOTAL CAYMAN ISLANDS		824,501,693

China - 12.5%
Angel Yeast Co. Ltd. (A Shares)	7,716,732	40,234,831
AVIC Jonhon OptronicTechnology Co. Ltd.	7,123,348	35,800,964
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	7,209,163	33,588,600
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	2,017,373	34,778,444
Kweichow Moutai Co. Ltd. (A Shares)	460,362	81,893,405
Midea Group Co. Ltd. (A Shares)	4,883,748	36,543,650
Ping An Insurance Group Co. of China Ltd. (H Shares)	7,638,500	77,731,374
Shanghai M&G Stationery, Inc. (A Shares)	4,292,325	30,988,857
Shenzhen Expressway Co. Ltd. (H Shares)	29,728,000	34,084,657
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,614,256	57,752,793
Wuliangye Yibin Co. Ltd. (A Shares)	1,689,730	32,101,343

TOTAL CHINA		495,498,918

Cyprus - 0.3%
Headhunter Group PLC ADR (c)	744,000	12,276,000
France - 2.9%
Dassault Systemes SA	234,576	34,330,378
Hermes International SCA	51,919	37,994,772
LVMH Moet Hennessy Louis Vuitton SE	108,899	42,099,586

TOTAL FRANCE		114,424,736

Hong Kong - 1.5%
AIA Group Ltd.	3,741,200	34,335,871
Hong Kong Exchanges and Clearing Ltd.	813,674	26,088,151

TOTAL HONG KONG		60,424,022

Hungary - 0.7%
OTP Bank PLC	918,200	27,232,264
India - 12.1%
Bajaj Finance Ltd.	762,700	23,324,755
HDFC Bank Ltd.	3,452,894	45,351,599
Housing Development Finance Corp. Ltd.	2,552,846	64,586,637
Indian Energy Exchange Ltd. (a)	6,285,600	12,548,817
Kotak Mahindra Bank Ltd.	2,297,548	41,269,121
Page Industries Ltd.	83,600	20,147,036
Petronet LNG Ltd.	15,692,000	50,563,906
Power Grid Corp. of India Ltd.	19,018,200	40,770,523
Reliance Industries Ltd.	6,875,818	133,713,345
Tata Consultancy Services Ltd.	1,740,100	46,073,728

TOTAL INDIA		478,349,467

Indonesia - 2.2%
PT Bank Central Asia Tbk	30,124,200	52,180,843
PT Bank Rakyat Indonesia Tbk	184,010,400	33,469,192

TOTAL INDONESIA		85,650,035

Japan - 0.6%
Hoya Corp.	272,300	25,033,889
Kenya - 1.0%
Safaricom Ltd.	144,506,800	38,400,408
Korea (South) - 5.7%
NAVER Corp.	261,920	42,581,081
Samsung Electronics Co. Ltd.	4,495,537	185,025,888

TOTAL KOREA (SOUTH)		227,606,969

Luxembourg - 1.1%
Globant SA (b)(c)	389,072	45,003,958
Mexico - 0.6%
Banco del Bajio SA (a)	14,999,600	11,824,920
Grupo Aeroportuario Norte S.A.B. de CV	3,028,020	11,031,084

TOTAL MEXICO		22,856,004

Netherlands - 2.1%
ASML Holding NV (Netherlands)	193,900	56,635,379
Yandex NV Series A (b)	740,187	27,964,265

TOTAL NETHERLANDS		84,599,644

Philippines - 1.1%
Ayala Land, Inc.	66,705,400	41,596,145
Poland - 1.1%
CD Projekt RED SA	519,838	44,806,708
Russia - 4.0%
Alrosa Co. Ltd.	18,432,200	15,266,466
Lukoil PJSC sponsored ADR	540,400	35,396,200
MMC Norilsk Nickel PJSC sponsored ADR	1,100,600	30,574,668
NOVATEK OAO GDR (Reg. S)	240,422	33,755,249
Sberbank of Russia	16,948,310	44,662,785

TOTAL RUSSIA		159,655,368

South Africa - 2.4%
Clicks Group Ltd.	1,306,400	16,272,884
Naspers Ltd. Class N	507,312	78,962,370

TOTAL SOUTH AFRICA		95,235,254

Switzerland - 0.8%
Sika AG	182,553	30,203,278
Taiwan - 7.8%
E.SUN Financial Holdings Co. Ltd.	40,595,678	36,818,596
Taiwan Semiconductor Manufacturing Co. Ltd.	24,572,000	247,432,254
Voltronic Power Technology Corp.	1,040,000	24,643,596

TOTAL TAIWAN		308,894,446

Thailand - 0.5%
Thai Beverage PCL	41,232,600	20,070,136
United Arab Emirates - 0.8%
National Bank of Abu Dhabi PJSC (b)	10,541,000	33,289,030
United Kingdom - 0.7%
AstraZeneca PLC sponsored ADR	450,200	23,536,456
Network International Holdings PLC (a)	543,299	2,839,783

TOTAL UNITED KINGDOM		26,376,239

United States of America - 9.5%
Adobe, Inc. (b)	118,178	41,792,468
Aspen Technology, Inc. (b)	332,800	34,028,800
Intuitive Surgical, Inc. (b)	75,400	38,520,352
Lam Research Corp.	124,808	31,860,986
MasterCard, Inc. Class A	106,249	29,215,288
Micron Technology, Inc. (b)	640,400	30,668,756
Moody's Corp.	133,809	32,636,015
NVIDIA Corp.	210,977	61,664,358
Thermo Fisher Scientific, Inc.	91,338	30,569,002
Yum China Holdings, Inc.	944,300	45,760,778

TOTAL UNITED STATES OF AMERICA		376,716,803

TOTAL COMMON STOCKS
(Cost $2,944,453,951)		3,897,009,479

Nonconvertible Preferred Stocks - 0.6%
Russia - 0.6%
Tatneft PAO
(Cost $37,331,260)	3,613,700	24,810,090

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.16% (d)	36,286,102	36,296,988
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	23,174,170	23,176,488
TOTAL MONEY MARKET FUNDS
(Cost $59,472,926)		59,473,476
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $3,041,258,137)		3,981,293,045
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(16,499,403)
NET ASSETS - 100%		$3,964,793,642

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $89,466,875 or 2.3% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$580,126
Fidelity Securities Lending Cash Central Fund	20,928
Total	$601,054

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$486,385,579	$153,752,462	$332,633,117	$--
Consumer Discretionary	727,366,852	495,187,441	232,179,411	--
Consumer Staples	258,939,643	--	258,939,643	--
Energy	278,238,790	69,151,449	209,087,341	--
Financials	651,410,897	159,043,156	492,367,741	--
Health Care	262,227,992	162,649,519	99,578,473	--
Industrials	176,484,643	86,767,533	89,717,110	--
Information Technology	889,263,724	503,321,399	385,942,325	--
Materials	109,134,781	93,868,315	15,266,466	--
Real Estate	41,596,145	--	41,596,145	--
Utilities	40,770,523	--	40,770,523	--
Money Market Funds	59,473,476	59,473,476	--	--
Total Investments in Securities:	$3,981,293,045	$1,783,214,750	$2,198,078,295	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $22,390,342) — See accompanying schedule: Unaffiliated issuers (cost $2,981,785,211)	$3,921,819,569
Fidelity Central Funds (cost $59,472,926)	59,473,476
Total Investment in Securities (cost $3,041,258,137)		$3,981,293,045
Foreign currency held at value (cost $42,318)		42,171
Receivable for investments sold		2,911,528
Receivable for fund shares sold		3,942,354
Dividends receivable		5,679,565
Distributions receivable from Fidelity Central Funds		11,987
Prepaid expenses		2,081
Other receivables		1,682,576
Total assets		3,995,565,307
Liabilities
Payable for fund shares redeemed	$3,974,875
Accrued management fee	2,178,471
Other affiliated payables	592,515
Other payables and accrued expenses	849,204
Collateral on securities loaned	23,176,600
Total liabilities		30,771,665
Net Assets		$3,964,793,642
Net Assets consist of:
Paid in capital		$3,030,899,720
Total accumulated earnings (loss)		933,893,922
Net Assets		$3,964,793,642
Net Asset Value and Maximum Offering Price
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,004,075,991 ÷ 97,195,027 shares)		$30.91
Class K:
Net Asset Value, offering price and redemption price per share ($960,717,651 ÷ 31,073,638 shares)		$30.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$28,823,628
Income from Fidelity Central Funds (including $20,928 from security lending)		601,054
Income before foreign taxes withheld		29,424,682
Less foreign taxes withheld		(2,949,891)
Total income		26,474,791
Expenses
Management fee	$14,496,621
Transfer agent fees	2,878,845
Accounting fees	767,256
Custodian fees and expenses	702,936
Independent trustees' fees and expenses	13,083
Registration fees	103,317
Audit	63,130
Legal	5,101
Interest	68
Miscellaneous	60,678
Total expenses before reductions	19,091,035
Expense reductions	(105,164)
Total expenses after reductions		18,985,871
Net investment income (loss)		7,488,920
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $8,565)	80,110,673
Fidelity Central Funds	10,626
Foreign currency transactions	(924,340)
Total net realized gain (loss)		79,196,959
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,443,887)	(320,737,594)
Fidelity Central Funds	550
Assets and liabilities in foreign currencies	(228,313)
Total change in net unrealized appreciation (depreciation)		(320,965,357)
Net gain (loss)		(241,768,398)
Net increase (decrease) in net assets resulting from operations		$(234,279,478)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,488,920	$90,392,260
Net realized gain (loss)	79,196,959	373,300,632
Change in net unrealized appreciation (depreciation)	(320,965,357)	477,537,004
Net increase (decrease) in net assets resulting from operations	(234,279,478)	941,229,896
Distributions to shareholders	(76,670,557)	(35,645,109)
Share transactions - net increase (decrease)	152,091,703	(1,146,375,276)
Total increase (decrease) in net assets	(158,858,332)	(240,790,489)
Net Assets
Beginning of period	4,123,651,974	4,364,442,463
End of period	$3,964,793,642	$4,123,651,974

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$33.03	$26.66	$31.37	$24.25	$22.55	$25.44
Income from Investment Operations
Net investment income (loss)A	.05	.61B	.24	.22	.14	.19
Net realized and unrealized gain (loss)	(1.57)	5.98	(4.76)	7.05	1.66	(2.91)
Total from investment operations	(1.52)	6.59	(4.52)	7.27	1.80	(2.72)
Distributions from net investment income	(.60)	(.22)	(.16)	(.15)	(.11)	(.14)
Distributions from net realized gain	–	–C	(.03)	–	–	(.03)
Total distributions	(.60)	(.22)	(.19)	(.15)	(.11)	(.17)
Redemption fees added to paid in capitalA	–	–	–C	–C	.01	–C
Net asset value, end of period	$30.91	$33.03	$26.66	$31.37	$24.25	$22.55
Total ReturnD,E	(4.73)%	24.91%	(14.51)%	30.21%	8.07%	(10.76)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%H	.94%	.96%	.97%	1.01%	1.05%
Expenses net of fee waivers, if any	.93%H	.94%	.96%	.97%	1.01%	1.05%
Expenses net of all reductions	.93%H	.92%	.92%	.96%	1.00%	1.03%
Net investment income (loss)	.32%H	2.02%B	.75%	.83%	.61%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$3,004,076	$3,104,887	$3,493,583	$3,933,401	$3,014,957	$2,738,934
Portfolio turnover rateI	43%H	85%J	86%	81%	79%	107%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$33.07	$26.70	$31.41	$24.28	$22.58	$25.48
Income from Investment Operations
Net investment income (loss)A	.07	.65B	.28	.26	.18	.24
Net realized and unrealized gain (loss)	(1.57)	5.99	(4.76)	7.06	1.66	(2.92)
Total from investment operations	(1.50)	6.64	(4.48)	7.32	1.84	(2.68)
Distributions from net investment income	(.65)	(.26)	(.20)	(.19)	(.15)	(.20)
Distributions from net realized gain	–	–C	(.03)	–	–	(.03)
Total distributions	(.65)	(.27)D	(.23)	(.19)	(.15)	(.22)E
Redemption fees added to paid in capitalA	–	–	–C	–C	.01	–C
Net asset value, end of period	$30.92	$33.07	$26.70	$31.41	$24.28	$22.58
Total ReturnF,G	(4.68)%	25.08%	(14.39)%	30.44%	8.27%	(10.60)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.81%J	.80%	.82%	.83%	.84%	.85%
Expenses net of fee waivers, if any	.81%J	.80%	.82%	.82%	.84%	.85%
Expenses net of all reductions	.80%J	.79%	.78%	.81%	.83%	.83%
Net investment income (loss)	.45%J	2.15%B	.89%	.98%	.78%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$960,718	$1,018,765	$870,859	$924,783	$658,276	$554,041
Portfolio turnover rateK	43%J	85%L	86%	81%	79%	107%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.02%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.27 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.003 per share.

 E Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,152,459,757
Gross unrealized depreciation	(223,043,084)
Net unrealized appreciation (depreciation)	$929,416,673
Tax cost	$3,051,876,372

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(74,380,837)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Fund	1,000,595,119	893,053,490

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Emerging Markets	$2,659,776.17
Class K	219,069.04
	$2,878,845

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Emerging Markets Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Fund	$7,966

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Fund	Borrower	$8,618,000.28%		$68

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 21,444,879 shares of the Fund were redeemed in-kind for investments and cash with a value of $696,283,067. The Fund had a net realized gain of $158,099,354 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Markets Fund	$5,388

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $575. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93,801 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,637.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,726.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Emerging Markets	$57,031,002	$27,210,630
Class K	19,639,555	8,434,479
Total	$76,670,557	$35,645,109

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Emerging Markets
Shares sold	19,815,679	64,449,799	$646,644,880	$1,867,496,661
Reinvestment of distributions	1,515,070	956,493	50,270,030	25,710,532
Shares redeemed	(18,130,259)	(102,449,927)(a)	(561,259,815)	(2,985,928,831)(a)
Net increase (decrease)	3,200,490	(37,043,635)	$135,655,095	$(1,092,721,638)
Class K
Shares sold	5,973,698	7,052,169	$197,476,281	$210,813,709
Reinvestment of distributions	591,909	313,899	19,639,530	8,434,479
Shares redeemed	(6,299,478)	(9,176,353)	(200,679,203)	(272,901,826)
Net increase (decrease)	266,129	(1,810,285)	$16,436,608	$(53,653,638)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 23% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Europe Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
United Kingdom	23.4%
Switzerland	10.8%
Germany	10.4%
Sweden	9.7%
Netherlands	7.6%
Denmark	7.1%
United States of America*	5.8%
France	5.7%
Italy	3.5%
Other	16.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	95.2
Short-Term Investments and Net Other Assets (Liabilities)	4.8

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	5.2
Nestle SA (Reg. S) (Switzerland, Food Products)	4.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.6
Sanofi SA (France, Pharmaceuticals)	3.5
SAP SE (Germany, Software)	2.7
Unilever PLC (United Kingdom, Personal Products)	2.6
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	2.6
Prudential PLC (United Kingdom, Insurance)	2.6
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3
32.2

Top Market Sectors as of April 30, 2020

% of fund's net assets
Health Care	16.8
Financials	15.2
Industrials	12.4
Consumer Staples	12.4
Consumer Discretionary	10.0
Information Technology	8.2
Materials	5.7
Energy	4.9
Communication Services	4.5
Real Estate	3.2

Fidelity® Europe Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Austria - 1.0%
Mayr-Melnhof Karton AG	55,100	$7,571,819
Bailiwick of Jersey - 1.0%
Glencore Xstrata PLC	3,848,700	7,210,311
Belgium - 1.2%
KBC Groep NV	120,300	6,525,189
VGP NV	19,100	2,210,286

TOTAL BELGIUM		8,735,475

Bermuda - 1.4%
Hiscox Ltd.	18,114	160,295
Vostok New Ventures Ltd. (depositary receipt) (a)	1,690,684	10,396,660

TOTAL BERMUDA		10,556,955

Denmark - 7.1%
A.P. Moller - Maersk A/S Series B	10,312	10,263,054
DSV A/S	115,100	11,876,383
GN Store Nord A/S	140,200	6,409,555
ORSTED A/S (b)	137,500	13,900,944
Vestas Wind Systems A/S	124,800	10,716,971

TOTAL DENMARK		53,166,907

Finland - 2.8%
Nokian Tyres PLC (c)	506,000	10,832,159
UPM-Kymmene Corp.	350,000	9,688,410

TOTAL FINLAND		20,520,569

France - 5.7%
Altarea SCA	8,896	1,087,953
Sanofi SA (c)	267,500	26,145,145
Total SA	432,707	15,357,815

TOTAL FRANCE		42,590,913

Germany - 10.4%
Bertrandt AG	128,559	4,951,981
Delivery Hero AG (a)(b)	105,100	8,868,385
Deutsche Post AG	381,500	11,333,295
Instone Real Estate Group BV (a)(b)	420,264	8,520,107
JOST Werke AG (b)	234,900	6,371,025
LEG Immobilien AG	68,647	7,886,779
SAP SE	167,137	19,907,236
Scout24 AG (b)	133,100	8,707,701
WashTec AG	29,300	1,155,903

TOTAL GERMANY		77,702,412

Hungary - 0.9%
Richter Gedeon PLC	301,000	6,447,388
Ireland - 0.6%
Irish Residential Properties REIT PLC	3,394,847	4,791,673
Italy - 2.7%
Prada SpA	1,937,100	6,289,124
Recordati SpA	312,300	13,576,421

TOTAL ITALY		19,865,545

Malta - 1.6%
Kambi Group PLC (a)	873,759	11,599,871
Netherlands - 7.6%
ASML Holding NV (Netherlands)	66,900	19,540,520
ASR Nederland NV	288,100	7,750,788
Heineken NV (Bearer)	137,000	11,653,203
Intertrust NV (b)	682,241	10,750,974
Prosus NV (a)	45,700	3,464,558
RHI Magnesita NV	114,200	3,512,448

TOTAL NETHERLANDS		56,672,491

Norway - 1.9%
Adevinta ASA Class B	771,322	6,380,597
Schibsted ASA:
(A Shares)	168,533	3,576,271
(B Shares)	36,800	715,163
TGS Nopec Geophysical Co. ASA	247,883	3,809,564

TOTAL NORWAY		14,481,595

South Africa - 2.6%
Naspers Ltd. Class N	126,500	19,689,540
Spain - 1.0%
Amadeus IT Holding SA Class A	26,800	1,289,877
Prosegur Cash SA (b)	7,417,400	6,486,430

TOTAL SPAIN		7,776,307

Sweden - 9.7%
Arjo AB	1,582,907	7,817,941
Dustin Group AB (b)	1,076,954	5,496,672
Ericsson (B Shares)	1,355,800	11,582,821
HEXPOL AB (B Shares)	1,165,300	8,371,795
Securitas AB (B Shares)	761,200	9,006,672
Swedbank AB (A Shares)	1,393,200	16,487,333
Swedish Match Co. AB	225,900	13,959,824

TOTAL SWEDEN		72,723,058

Switzerland - 10.8%
Julius Baer Group Ltd.	199,220	7,824,398
Nestle SA (Reg. S)	319,160	33,802,245
Roche Holding AG (participation certificate)	113,150	39,183,552

TOTAL SWITZERLAND		80,810,195

United Kingdom - 23.4%
Aggreko PLC	649,878	3,757,013
AstraZeneca PLC (United Kingdom)	259,100	27,099,814
Auto Trader Group PLC (b)	1,754,100	10,097,488
Avon Rubber PLC	80,799	2,696,808
BP PLC	4,428,429	17,449,859
Close Brothers Group PLC	599,031	8,231,372
Cranswick PLC	286,853	13,432,813
Hastings Group Holdings PLC (b)	1,981,500	4,554,651
Keywords Studios PLC	426,736	8,561,961
Lloyds Banking Group PLC	27,754,235	11,229,603
London Stock Exchange Group PLC	73,000	6,855,307
M&G PLC	1,031,484	1,718,131
Prudential PLC	1,389,584	19,603,442
Rightmove PLC	547,700	3,432,585
Sabre Insurance Group PLC (b)	3,541,900	12,580,085
Unilever PLC	383,932	19,769,496
Volution Group PLC	1,994,243	4,144,386

TOTAL UNITED KINGDOM		175,214,814

United States of America - 1.0%
Autoliv, Inc. (depositary receipt)	126,400	7,452,120
TOTAL COMMON STOCKS
(Cost $774,700,801)		705,579,958

Nonconvertible Preferred Stocks - 0.8%
Italy - 0.8%
Buzzi Unicem SpA (Risparmio Shares)	599,200	6,264,282
United Kingdom - 0.0%
Rolls-Royce Holdings PLC (C Shares) (a)	64,892,200	81,732
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,636,140)		6,346,014

Money Market Funds - 8.6%
Fidelity Cash Central Fund 0.16% (d)	34,405,326	34,415,647
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	29,883,387	29,886,375
TOTAL MONEY MARKET FUNDS
(Cost $64,299,768)		64,302,022
TOTAL INVESTMENT IN SECURITIES - 103.8%
(Cost $845,636,709)		776,227,994
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(28,658,856)
NET ASSETS - 100%		$747,569,138

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $96,334,462 or 12.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$77,597
Fidelity Securities Lending Cash Central Fund	74,687
Total	$152,284

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$32,909,805	$22,812,317	$10,097,488	$--
Consumer Discretionary	73,692,429	23,165,102	50,527,327	--
Consumer Staples	92,617,581	25,086,016	67,531,565	--
Energy	36,617,238	3,809,564	32,807,674	--
Financials	113,917,254	41,850,629	72,066,625	--
Health Care	126,679,816	52,578,509	74,101,307	--
Industrials	93,592,627	52,272,635	41,319,992	--
Information Technology	60,882,415	9,851,838	51,030,577	--
Materials	42,619,065	27,036,959	15,582,106	--
Real Estate	24,496,798	24,496,798	--	--
Utilities	13,900,944	13,900,944	--	--
Money Market Funds	64,302,022	64,302,022	--	--
Total Investments in Securities:	$776,227,994	$361,163,333	$415,064,661	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Europe Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $28,224,625) — See accompanying schedule: Unaffiliated issuers (cost $781,336,941)	$711,925,972
Fidelity Central Funds (cost $64,299,768)	64,302,022
Total Investment in Securities (cost $845,636,709)		$776,227,994
Foreign currency held at value (cost $448,650)		453,019
Receivable for investments sold		5,069,940
Receivable for fund shares sold		222,362
Dividends receivable		4,339,174
Distributions receivable from Fidelity Central Funds		67,907
Prepaid expenses		430
Other receivables		89,019
Total assets		786,469,845
Liabilities
Payable for investments purchased	$7,484,561
Payable for fund shares redeemed	845,577
Accrued management fee	465,883
Distribution and service plan fees payable	9,962
Other affiliated payables	138,707
Other payables and accrued expenses	67,580
Collateral on securities loaned	29,888,437
Total liabilities		38,900,707
Net Assets		$747,569,138
Net Assets consist of:
Paid in capital		$836,532,696
Total accumulated earnings (loss)		(88,963,558)
Net Assets		$747,569,138
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($20,976,731 ÷ 687,878 shares)(a)		$30.49
Maximum offering price per share (100/94.25 of $30.49)		$32.35
Class M:
Net Asset Value and redemption price per share ($4,699,891 ÷ 153,650 shares)(a)		$30.59
Maximum offering price per share (100/96.50 of $30.59)		$31.70
Class C:
Net Asset Value and offering price per share ($4,879,526 ÷ 161,015 shares)(a)		$30.30
Europe:
Net Asset Value, offering price and redemption price per share ($693,703,141 ÷ 22,797,156 shares)		$30.43
Class I:
Net Asset Value, offering price and redemption price per share ($6,178,577 ÷ 203,155 shares)		$30.41
Class Z:
Net Asset Value, offering price and redemption price per share ($17,131,272 ÷ 564,661 shares)		$30.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$10,271,511
Income from Fidelity Central Funds (including $74,687 from security lending)		152,284
Income before foreign taxes withheld		10,423,795
Less foreign taxes withheld		(1,051,622)
Total income		9,372,173
Expenses
Management fee
Basic fee	$2,934,061
Performance adjustment	88,654
Transfer agent fees	722,917
Distribution and service plan fees	68,967
Accounting fees	204,004
Custodian fees and expenses	35,528
Independent trustees' fees and expenses	2,646
Registration fees	66,212
Audit	42,621
Legal	2,274
Miscellaneous	14,220
Total expenses before reductions	4,182,104
Expense reductions	(163,597)
Total expenses after reductions		4,018,507
Net investment income (loss)		5,353,666
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(19,505,077)
Fidelity Central Funds	(2,006)
Foreign currency transactions	(36,008)
Total net realized gain (loss)		(19,543,091)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(69,449,008)
Fidelity Central Funds	2,254
Assets and liabilities in foreign currencies	19,594
Total change in net unrealized appreciation (depreciation)		(69,427,160)
Net gain (loss)		(88,970,251)
Net increase (decrease) in net assets resulting from operations		$(83,616,585)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,353,666	$39,970,728
Net realized gain (loss)	(19,543,091)	30,077,932
Change in net unrealized appreciation (depreciation)	(69,427,160)	(5,038,098)
Net increase (decrease) in net assets resulting from operations	(83,616,585)	65,010,562
Distributions to shareholders	(66,453,077)	(96,043,890)
Share transactions - net increase (decrease)	(4,124)	(57,264,097)
Total increase (decrease) in net assets	(150,073,786)	(88,297,425)
Net Assets
Beginning of period	897,642,924	985,940,349
End of period	$747,569,138	$897,642,924

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.30	$37.61	$42.47	$34.17	$37.06	$36.24
Income from Investment Operations
Net investment income (loss)A	.16	1.41B	.34	.26	.22	.37
Net realized and unrealized gain (loss)	(3.39)	.82	(4.21)C	8.39	(2.67)	1.29
Total from investment operations	(3.23)	2.23	(3.87)	8.65	(2.45)	1.66
Distributions from net investment income	(1.50)	(.11)	(.33)	(.22)	(.29)	(.84)
Distributions from net realized gain	(1.08)	(3.43)	(.66)	(.13)	(.15)	–
Total distributions	(2.58)	(3.54)	(.99)	(.35)	(.44)	(.84)
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$30.49	$36.30	$37.61	$42.47	$34.17	$37.06
Total ReturnE,F,G	(9.81)%	7.21%	(9.31)%C	25.61%	(6.69)%	4.63%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.27%J	1.09%	1.28%	1.32%	1.39%	1.33%
Expenses net of fee waivers, if any	1.27%J	1.09%	1.28%	1.32%	1.39%	1.33%
Expenses net of all reductions	1.23%J	1.07%	1.28%	1.28%	1.38%	1.31%
Net investment income (loss)	.96%J	4.02%B	.82%	.70%	.62%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$20,977	$20,819	$19,531	$20,925	$17,267	$23,381
Portfolio turnover rateK	31%J	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.44%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.74)%

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.32	$37.57	$42.47	$34.13	$36.94	$36.18
Income from Investment Operations
Net investment income (loss)A	.11	1.30B	.21	.15	.11	.26
Net realized and unrealized gain (loss)	(3.40)	.83	(4.23)C	8.41	(2.67)	1.29
Total from investment operations	(3.29)	2.13	(4.02)	8.56	(2.56)	1.55
Distributions from net investment income	(1.36)	–	(.23)	(.09)	(.09)	(.79)
Distributions from net realized gain	(1.08)	(3.38)	(.66)	(.13)	(.15)	–
Total distributions	(2.44)	(3.38)	(.88)D	(.22)	(.25)E	(.79)
Redemption fees added to paid in capitalA	–	–	–	–F	–F	–F
Net asset value, end of period	$30.59	$36.32	$37.57	$42.47	$34.13	$36.94
Total ReturnG,H,I	(9.93)%	6.88%	(9.63)%C	25.25%	(6.99)%	4.33%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.58%L	1.41%	1.61%	1.63%	1.70%	1.61%
Expenses net of fee waivers, if any	1.58%L	1.40%	1.61%	1.63%	1.70%	1.61%
Expenses net of all reductions	1.55%L	1.38%	1.61%	1.59%	1.68%	1.59%
Net investment income (loss)	.64%L	3.70%B	.50%	.39%	.31%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$4,700	$5,782	$7,257	$8,874	$6,980	$9,632
Portfolio turnover rateM	31%L	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.12%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.06)%

 D Total distributions of $.88 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.657 per share.

 E Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$35.87	$37.23	$42.15	$33.82	$36.81	$36.07
Income from Investment Operations
Net investment income (loss)A	.02	1.12B	.02	(.03)	(.06)	.07
Net realized and unrealized gain (loss)	(3.37)	.82	(4.18)C	8.36	(2.65)	1.29
Total from investment operations	(3.35)	1.94	(4.16)	8.33	(2.71)	1.36
Distributions from net investment income	(1.14)	–	(.10)	–	(.12)	(.62)
Distributions from net realized gain	(1.08)	(3.30)	(.66)	–	(.15)	–
Total distributions	(2.22)	(3.30)	(.76)	–	(.28)D	(.62)
Redemption fees added to paid in capitalA	–	–	–	–E	–E	–E
Net asset value, end of period	$30.30	$35.87	$37.23	$42.15	$33.82	$36.81
Total ReturnF,G,H	(10.16)%	6.35%	(10.04)%C	24.63%	(7.43)%	3.79%
Ratios to Average Net AssetsI,J
Expenses before reductions	2.08%K	1.90%	2.06%	2.11%	2.18%	2.13%
Expenses net of fee waivers, if any	2.08%K	1.90%	2.06%	2.11%	2.18%	2.13%
Expenses net of all reductions	2.04%K	1.87%	2.06%	2.07%	2.17%	2.11%
Net investment income (loss)	.15%K	3.21%B	.04%	(.09)%	(.17)%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$4,880	$6,145	$10,060	$10,721	$9,007	$11,151
Portfolio turnover rateL	31%K	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.47)%

 D Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.28	$37.70	$42.53	$34.26	$37.19	$36.32
Income from Investment Operations
Net investment income (loss)A	.21	1.52B	.48	.38	.33	.48
Net realized and unrealized gain (loss)	(3.37)	.81	(4.24)C	8.40	(2.68)	1.30
Total from investment operations	(3.16)	2.33	(3.76)	8.78	(2.35)	1.78
Distributions from net investment income	(1.61)	(.32)	(.41)	(.38)	(.43)	(.91)
Distributions from net realized gain	(1.08)	(3.43)	(.66)	(.13)	(.15)	–
Total distributions	(2.69)	(3.75)	(1.07)	(.51)	(.58)	(.91)
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$30.43	$36.28	$37.70	$42.53	$34.26	$37.19
Total ReturnE,F	(9.65)%	7.56%	(9.05)%C	26.05%	(6.42)%	4.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.96%I	.78%	.96%	1.00%	1.07%	1.03%
Expenses net of fee waivers, if any	.96%I	.77%	.96%	1.00%	1.07%	1.03%
Expenses net of all reductions	.92%I	.75%	.96%	.96%	1.06%	1.01%
Net investment income (loss)	1.27%I	4.33%B	1.14%	1.02%	.94%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$693,703	$836,373	$941,670	$1,343,213	$1,066,488	$1,384,134
Portfolio turnover rateJ	31%I	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.75%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.48)%

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.27	$37.69	$42.53	$34.29	$37.21	$36.32
Income from Investment Operations
Net investment income (loss)A	.22	1.53B	.48	.39	.35	.50
Net realized and unrealized gain (loss)	(3.38)	.80	(4.23)C	8.38	(2.67)	1.30
Total from investment operations	(3.16)	2.33	(3.75)	8.77	(2.32)	1.80
Distributions from net investment income	(1.62)	(.32)	(.43)	(.41)	(.45)	(.91)
Distributions from net realized gain	(1.08)	(3.43)	(.66)	(.13)	(.15)	–
Total distributions	(2.70)	(3.75)	(1.09)	(.53)D	(.60)	(.91)
Redemption fees added to paid in capitalA	–	–	–	–E	–E	–E
Net asset value, end of period	$30.41	$36.27	$37.69	$42.53	$34.29	$37.21
Total ReturnF,G	(9.65)%	7.58%	(9.02)%C	26.04%	(6.33)%	5.02%
Ratios to Average Net AssetsH,I
Expenses before reductions	.93%J	.75%	.95%	.98%	1.01%	.98%
Expenses net of fee waivers, if any	.92%J	.74%	.95%	.98%	1.01%	.98%
Expenses net of all reductions	.89%J	.72%	.95%	.94%	1.00%	.96%
Net investment income (loss)	1.30%J	4.36%B	1.16%	1.04%	1.00%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$6,179	$6,686	$7,318	$8,469	$5,340	$6,552
Portfolio turnover rateK	31%J	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.78%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.45)%

 D Total distributions of $.53 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.126 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$36.21	$37.69	$41.00
Income from Investment Operations
Net investment income (loss)B	.23	1.53C	.06
Net realized and unrealized gain (loss)	(3.35)	.82	(3.37)D
Total from investment operations	(3.12)	2.35	(3.31)
Distributions from net investment income	(1.67)	(.41)	–
Distributions from net realized gain	(1.08)	(3.43)	–
Total distributions	(2.75)	(3.83)E	–
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$30.34	$36.21	$37.69
Total ReturnF,G	(9.58)%	7.71%	(8.07)%D
Ratios to Average Net AssetsH,I
Expenses before reductions	.83%J	.65%	.91%J
Expenses net of fee waivers, if any	.83%J	.64%	.90%J
Expenses net of all reductions	.80%J	.62%	.90%J
Net investment income (loss)	1.39%J	4.46%C	2.04%J
Supplemental Data
Net assets, end of period (000 omitted)	$17,131	$21,838	$104
Portfolio turnover rateK	31%J	45%	57%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.88%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.16 per share. Excluding these litigation proceeds, the total return would have been (8.50)%

 E Total distributions of $3.83 per share is comprised of distributions from net investment income of $.405 and distributions from net realized gain of $3.427 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$73,326,119
Gross unrealized depreciation	(142,836,630)
Net unrealized appreciation (depreciation)	$(69,510,511)
Tax cost	$845,738,505

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Europe Fund	130,496,087	206,906,931

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$26,354	$352
Class M	.25%	.25%	13,670	175
Class C	.75%	.25%	28,943	980
			$68,967	$1,507

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$701
Class M	169
Class C(a)	102
$972

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$23,935.23
Class M	7,919.29
Class C	8,221.28
Europe	674,274.17
Class I	4,193.14
Class Z	4,375.04
	$722,917

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Europe Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Europe Fund	$1,094

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $154,416 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,871.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,310 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,460,264	$1,831,498
Class M	383,255	614,305
Class C	378,670	867,653
Europe	62,094,177	92,001,047
Class I	489,497	707,340
Class Z	1,647,214	22,047
Total	$66,453,077	$96,043,890

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	177,764	187,597	$5,715,885	$6,415,473
Reinvestment of distributions	40,511	55,527	1,417,478	1,772,425
Shares redeemed	(103,961)	(188,928)	(3,290,886)	(6,512,432)
Net increase (decrease)	114,314	54,196	$3,842,477	$1,675,466
Class M
Shares sold	7,934	5,598	$261,183	$196,494
Reinvestment of distributions	10,836	19,078	380,764	611,073
Shares redeemed	(24,306)	(58,673)	(765,966)	(2,065,750)
Net increase (decrease)	(5,536)	(33,997)	$(124,019)	$(1,258,183)
Class C
Shares sold	4,849	7,894	$161,318	$273,437
Reinvestment of distributions	10,763	27,024	375,411	858,558
Shares redeemed	(25,890)	(133,837)	(782,347)	(4,597,859)
Net increase (decrease)	(10,278)	(98,919)	$(245,618)	$(3,465,864)
Europe
Shares sold	1,005,593	1,130,150	$33,888,396	$39,213,489
Reinvestment of distributions	1,665,756	2,737,998	58,084,924	87,123,097
Shares redeemed	(2,929,114)	(5,789,436)	(95,007,986)	(200,269,069)
Net increase (decrease)	(257,765)	(1,921,288)	$(3,034,666)	$(73,932,483)
Class I
Shares sold	48,355	84,926	$1,516,850	$2,952,630
Reinvestment of distributions	12,750	20,748	444,205	659,789
Shares redeemed	(42,320)	(115,475)	(1,302,577)	(3,974,243)
Net increase (decrease)	18,785	(9,801)	$658,478	$(361,824)
Class Z
Shares sold	32,265	644,857	$1,119,702	$21,625,731
Reinvestment of distributions	47,346	695	1,645,259	22,047
Shares redeemed	(117,998)	(45,265)	(3,865,737)	(1,568,987)
Net increase (decrease)	(38,387)	600,287	$(1,100,776)	$20,078,791

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Japan Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	96.5%
United States of America*	3.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	96.8
Short-Term Investments and Net Other Assets (Liabilities)	3.2

Top Ten Stocks as of April 30, 2020

% of fund's net assets
SoftBank Group Corp. (Wireless Telecommunication Services)	4.8
Hoya Corp. (Health Care Equipment & Supplies)	4.7
Sony Corp. (Household Durables)	4.5
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	2.8
ORIX Corp. (Diversified Financial Services)	2.5
Mitsubishi UFJ Financial Group, Inc. (Banks)	2.5
Kao Corp. (Personal Products)	2.4
Shin-Etsu Chemical Co. Ltd. (Chemicals)	2.1
Tokio Marine Holdings, Inc. (Insurance)	2.0
Daikin Industries Ltd. (Building Products)	1.8
30.1

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	20.2
Information Technology	15.0
Health Care	12.7
Consumer Discretionary	11.7
Consumer Staples	10.1
Financials	9.4
Communication Services	7.6
Materials	6.7
Real Estate	3.4

Fidelity® Japan Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMUNICATION SERVICES - 7.6%
Entertainment - 1.8%
Nintendo Co. Ltd.	29,900	$12,346,437
Interactive Media & Services - 1.0%
Yahoo! Japan Corp.	1,904,400	7,349,702
Wireless Telecommunication Services - 4.8%
SoftBank Group Corp.	771,500	33,068,525

TOTAL COMMUNICATION SERVICES		52,764,664

CONSUMER DISCRETIONARY - 11.7%
Auto Components - 1.5%
DaikyoNishikawa Corp.	526,700	2,645,402
DENSO Corp.	228,800	8,042,719
		10,688,121
Automobiles - 1.5%
Suzuki Motor Corp.	331,800	10,589,486
Distributors - 0.7%
Arata Corp.	112,800	4,687,956
Hotels, Restaurants & Leisure - 0.8%
Curves Holdings Co. Ltd. (a)	580,500	2,780,385
Koshidaka Holdings Co. Ltd.	580,500	2,553,194
		5,333,579
Household Durables - 4.5%
Sony Corp.	481,100	30,960,764
Internet & Direct Marketing Retail - 0.7%
Zozo, Inc.	308,500	5,002,003
Leisure Products - 0.6%
Bandai Namco Holdings, Inc.	88,000	4,397,047
Multiline Retail - 0.4%
Ryohin Keikaku Co. Ltd.	211,400	2,515,978
Specialty Retail - 1.0%
Nitori Holdings Co. Ltd.	43,200	6,650,179

TOTAL CONSUMER DISCRETIONARY		80,825,113

CONSUMER STAPLES - 10.1%
Food & Staples Retailing - 5.3%
Ain Holdings, Inc.	101,800	5,720,114
Nishimoto Co. Ltd.	137,900	2,345,129
Seven & i Holdings Co. Ltd.	301,100	9,971,544
Sundrug Co. Ltd.	81,100	2,792,382
Tsuruha Holdings, Inc.	64,600	8,656,274
Welcia Holdings Co. Ltd.	102,300	7,397,363
		36,882,806
Food Products - 0.7%
Morinaga & Co. Ltd.	124,000	5,124,540
Personal Products - 4.1%
Kao Corp.	217,700	16,788,228
Kose Corp.	33,500	4,201,743
Shiseido Co. Ltd.	122,600	7,208,052
		28,198,023

TOTAL CONSUMER STAPLES		70,205,369

FINANCIALS - 9.4%
Banks - 2.9%
Mitsubishi UFJ Financial Group, Inc.	4,319,400	17,450,378
Shinsei Bank Ltd.	206,600	2,492,201
		19,942,579
Capital Markets - 0.8%
JAFCO Co. Ltd.	58,700	1,908,988
SBI Holdings, Inc. Japan	188,400	3,565,582
		5,474,570
Diversified Financial Services - 2.5%
ORIX Corp.	1,460,900	17,547,408
Insurance - 3.2%
AFLAC, Inc.	55,500	2,066,820
Sony Financial Holdings, Inc.	307,400	5,827,276
Tokio Marine Holdings, Inc.	298,900	14,023,116
		21,917,212

TOTAL FINANCIALS		64,881,769

HEALTH CARE - 12.7%
Biotechnology - 0.1%
StemRim, Inc.	77,700	338,125
Health Care Equipment & Supplies - 8.4%
Hoya Corp.	355,900	32,719,651
Olympus Corp.	721,200	11,443,186
Paramount Bed Holdings Co. Ltd.	120,400	5,003,811
Sysmex Corp.	45,200	3,133,653
Terumo Corp.	177,600	5,893,233
		58,193,534
Health Care Providers & Services - 0.7%
Ligua, Inc.	500	6,010
N Field Co. Ltd. (b)	188,800	768,817
Ship Healthcare Holdings, Inc.	91,100	4,142,645
		4,917,472
Pharmaceuticals - 3.5%
Eisai Co. Ltd.	75,400	5,263,746
Takeda Pharmaceutical Co. Ltd.	535,241	19,301,568
		24,565,314

TOTAL HEALTH CARE		88,014,445

INDUSTRIALS - 20.2%
Air Freight & Logistics - 0.6%
SG Holdings Co. Ltd.	149,300	4,162,564
Building Products - 2.6%
Daikin Industries Ltd.	100,300	12,871,597
Toto Ltd.	152,600	5,311,575
		18,183,172
Commercial Services & Supplies - 2.2%
Park24 Co. Ltd.	245,200	3,948,242
Secom Co. Ltd.	89,200	7,423,163
Sohgo Security Services Co., Ltd.	84,300	4,061,231
		15,432,636
Construction & Engineering - 0.8%
Mirait Holdings Corp. (b)	391,600	5,130,593
Electrical Equipment - 1.5%
Nidec Corp.	178,800	10,408,679
Machinery - 6.7%
CKD Corp.	330,100	5,601,380
Fanuc Corp.	36,900	6,022,573
Hoshizaki Corp.	91,400	7,017,994
Kitz Corp.	548,200	3,402,145
Minebea Mitsumi, Inc.	461,500	7,503,616
Misumi Group, Inc.	450,460	10,854,862
Nabtesco Corp.	184,400	5,343,931
Shima Seiki Manufacturing Ltd.	55,400	846,629
		46,593,130
Professional Services - 3.4%
Persol Holdings Co., Ltd.	878,900	10,327,474
Recruit Holdings Co. Ltd.	242,400	7,071,098
SMS Co., Ltd.	269,900	5,948,036
		23,346,608
Trading Companies & Distributors - 2.4%
Itochu Corp.	371,400	7,281,340
MonotaRO Co. Ltd. (b)	130,000	4,203,513
Trusco Nakayama Corp.	244,800	5,342,418
		16,827,271

TOTAL INDUSTRIALS		140,084,653

INFORMATION TECHNOLOGY - 15.0%
Electronic Equipment & Components - 4.6%
Azbil Corp.	206,700	5,477,844
Dexerials Corp.	587,800	3,894,384
Iriso Electronics Co. Ltd.	118,600	3,354,154
Murata Manufacturing Co. Ltd.	177,600	10,007,229
Shimadzu Corp.	147,200	3,682,915
TDK Corp.	67,700	5,836,256
		32,252,782
IT Services - 7.6%
DTS Corp.	187,800	3,624,226
Future Corp.	117,200	1,556,260
GMO Internet, Inc.	457,800	10,063,367
IT Holdings Corp.	233,700	4,516,552
ITOCHU Techno-Solutions Corp.	235,400	7,238,690
Net One Systems Co. Ltd.	216,500	6,274,193
NSD Co. Ltd.	442,200	6,362,175
NTT Data Corp.	546,300	5,574,543
Otsuka Corp.	92,200	4,162,596
SCSK Corp.	79,700	3,609,393
		52,981,995
Semiconductors & Semiconductor Equipment - 0.9%
Renesas Electronics Corp. (a)	1,117,300	6,038,615
Software - 1.9%
Money Forward, Inc. (a)(b)	143,400	6,721,353
Oracle Corp. Japan	59,642	6,180,115
		12,901,468

TOTAL INFORMATION TECHNOLOGY		104,174,860

MATERIALS - 6.7%
Chemicals - 6.7%
JSR Corp.	314,100	5,970,871
Kansai Paint Co. Ltd.	380,400	7,305,637
KH Neochem Co. Ltd.	220,399	3,883,656
Nissan Chemical Corp.	133,500	5,122,220
NOF Corp.	128,400	4,283,390
Shin-Etsu Chemical Co. Ltd.	131,300	14,482,663
Tokyo Ohka Kogyo Co. Ltd.	118,500	5,123,608
		46,172,045
REAL ESTATE - 3.4%
Real Estate Management & Development - 3.4%
Daiwa House Industry Co. Ltd.	242,300	6,139,962
Kenedix, Inc.	1,769,100	8,110,676
Open House Co. Ltd.	158,300	3,503,355
Relo Group, Inc.	266,800	5,849,885
SRE Holdings Corp. (a)	10,000	184,690
		23,788,568
TOTAL COMMON STOCKS
(Cost $614,878,426)		670,911,486

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.16% (c)	17,747,005	17,752,329
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	824,161	824,243
TOTAL MONEY MARKET FUNDS
(Cost $18,575,188)		18,576,572
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $633,453,614)		689,488,058
NET OTHER ASSETS (LIABILITIES) - 0.5%		3,438,430
NET ASSETS - 100%		$692,926,488

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$130,620
Fidelity Securities Lending Cash Central Fund	97,328
Total	$227,948

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$52,764,664	$--	$52,764,664	$--
Consumer Discretionary	80,825,113	24,319,119	56,505,994	--
Consumer Staples	70,205,369	36,237,545	33,967,824	--
Financials	64,881,769	25,088,798	39,792,971	--
Health Care	88,014,445	46,112,712	41,901,733	--
Industrials	140,084,653	76,191,012	63,893,641	--
Information Technology	104,174,860	82,756,832	21,418,028	--
Materials	46,172,045	26,567,162	19,604,883	--
Real Estate	23,788,568	17,648,606	6,139,962	--
Money Market Funds	18,576,572	18,576,572	--	--
Total Investments in Securities:	$689,488,058	$353,498,358	$335,989,700	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $783,189) — See accompanying schedule: Unaffiliated issuers (cost $614,878,426)	$670,911,486
Fidelity Central Funds (cost $18,575,188)	18,576,572
Total Investment in Securities (cost $633,453,614)		$689,488,058
Receivable for investments sold		139,725
Receivable for fund shares sold		44,765
Dividends receivable		5,764,936
Distributions receivable from Fidelity Central Funds		5,792
Prepaid expenses		308
Other receivables		11,905
Total assets		695,455,489
Liabilities
Payable for investments purchased	$687,533
Payable for fund shares redeemed	356,546
Accrued management fee	459,175
Distribution and service plan fees payable	8,923
Other affiliated payables	118,174
Other payables and accrued expenses	76,180
Collateral on securities loaned	822,470
Total liabilities		2,529,001
Net Assets		$692,926,488
Net Assets consist of:
Paid in capital		$654,017,548
Total accumulated earnings (loss)		38,908,940
Net Assets		$692,926,488
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($13,776,175 ÷ 958,394 shares)(a)		$14.37
Maximum offering price per share (100/94.25 of $14.37)		$15.25
Class M:
Net Asset Value and redemption price per share ($3,312,823 ÷ 231,508 shares)(a)		$14.31
Maximum offering price per share (100/96.50 of $14.31)		$14.83
Class C:
Net Asset Value and offering price per share ($6,061,871 ÷ 428,339 shares)(a)		$14.15
Japan:
Net Asset Value, offering price and redemption price per share ($328,816,958 ÷ 22,806,182 shares)		$14.42
Class I:
Net Asset Value, offering price and redemption price per share ($334,190,383 ÷ 23,208,446 shares)		$14.40
Class Z:
Net Asset Value, offering price and redemption price per share ($6,768,278 ÷ 470,362 shares)		$14.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$7,553,716
Income from Fidelity Central Funds (including $97,328 from security lending)		227,948
Income before foreign taxes withheld		7,781,664
Less foreign taxes withheld		(747,678)
Total income		7,033,986
Expenses
Management fee
Basic fee	$2,520,004
Performance adjustment	366,347
Transfer agent fees	591,695
Distribution and service plan fees	66,479
Accounting fees	178,838
Custodian fees and expenses	32,015
Independent trustees' fees and expenses	2,224
Registration fees	63,003
Audit	39,755
Legal	675
Miscellaneous	6,734
Total expenses before reductions	3,867,769
Expense reductions	(19,759)
Total expenses after reductions		3,848,010
Net investment income (loss)		3,185,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,293,158)
Fidelity Central Funds	404
Foreign currency transactions	258,332
Total net realized gain (loss)		(13,034,422)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(54,201,385)
Fidelity Central Funds	1,602
Assets and liabilities in foreign currencies	30,475
Total change in net unrealized appreciation (depreciation)		(54,169,308)
Net gain (loss)		(67,203,730)
Net increase (decrease) in net assets resulting from operations		$(64,017,754)
See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,185,976	$5,498,549
Net realized gain (loss)	(13,034,422)	12,481,915
Change in net unrealized appreciation (depreciation)	(54,169,308)	61,239,025
Net increase (decrease) in net assets resulting from operations	(64,017,754)	79,219,489
Distributions to shareholders	(9,407,855)	(2,139,920)
Share transactions - net increase (decrease)	8,864,956	158,952,766
Total increase (decrease) in net assets	(64,560,653)	236,032,335
Net Assets
Beginning of period	757,487,141	521,454,806
End of period	$692,926,488	$757,487,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.80	$14.15	$15.08	$12.59	$11.87	$11.65
Income from Investment Operations
Net investment income (loss)A	.04	.07	.03	.06	.06	.04
Net realized and unrealized gain (loss)	(1.31)	1.58	(.85)	2.52	.72	.23
Total from investment operations	(1.27)	1.65	(.82)	2.58	.78	.27
Distributions from net investment income	(.07)	–	(.08)	(.06)	(.05)	(.05)
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)	–
Total distributions	(.16)	–	(.11)B	(.09)	(.06)	(.05)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$14.37	$15.80	$14.15	$15.08	$12.59	$11.87
Total ReturnD,E,F	(8.15)%	11.66%	(5.48)%	20.70%	6.56%	2.31%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.37%I	1.33%	1.33%	1.11%	1.08%	1.10%
Expenses net of fee waivers, if any	1.37%I	1.32%	1.33%	1.11%	1.08%	1.10%
Expenses net of all reductions	1.36%I	1.32%	1.32%	1.11%	1.08%	1.09%
Net investment income (loss)	.55%I	.51%	.17%	.45%	.51%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$13,776	$16,069	$14,587	$16,155	$23,910	$23,918
Portfolio turnover rateJ	22%I	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $.035 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.71	$14.11	$15.06	$12.57	$11.85	$11.62
Income from Investment Operations
Net investment income (loss)A	.02	.03	(.03)	.01	.02	–B
Net realized and unrealized gain (loss)	(1.30)	1.57	(.84)	2.52	.71	.23
Total from investment operations	(1.28)	1.60	(.87)	2.53	.73	.23
Distributions from net investment income	(.03)	–	(.05)	(.01)	–B	–
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)	–
Total distributions	(.12)	–	(.08)C	(.04)	(.01)	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$14.31	$15.71	$14.11	$15.06	$12.57	$11.85
Total ReturnD,E,F	(8.26)%	11.34%	(5.81)%	20.24%	6.15%	1.98%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.67%I	1.64%	1.67%	1.46%	1.44%	1.43%
Expenses net of fee waivers, if any	1.67%I	1.64%	1.67%	1.46%	1.44%	1.43%
Expenses net of all reductions	1.67%I	1.63%	1.66%	1.46%	1.44%	1.42%
Net investment income (loss)	.24%I	.19%	(.17)%	.10%	.16%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$3,313	$3,945	$3,993	$4,464	$4,193	$4,809
Portfolio turnover rateJ	22%I	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.035 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.49	$13.97	$14.92	$12.44	$11.77	$11.58
Income from Investment Operations
Net investment income (loss)A	(.01)	(.02)	(.08)	(.03)	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.29)	1.54	(.83)	2.51	.69	.23
Total from investment operations	(1.30)	1.52	(.91)	2.48	.67	.19
Distributions from net investment income	–	–	–B	–	–	–
Distributions from net realized gain	(.04)	–	(.04)	–	–	–
Total distributions	(.04)	–	(.04)	–	–	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$14.15	$15.49	$13.97	$14.92	$12.44	$11.77
Total ReturnC,D,E	(8.45)%	10.88%	(6.13)%	19.94%	5.69%	1.64%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.05%H	2.01%	2.04%	1.81%	1.81%	1.81%
Expenses net of fee waivers, if any	2.05%H	2.00%	2.03%	1.81%	1.81%	1.81%
Expenses net of all reductions	2.04%H	2.00%	2.03%	1.81%	1.81%	1.80%
Net investment income (loss)	(.13)%H	(.17)%	(.53)%	(.25)%	(.21)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,062	$8,829	$12,586	$13,542	$15,077	$18,491
Portfolio turnover rateI	22%H	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.86	$14.20	$15.13	$12.64	$11.91	$11.69
Income from Investment Operations
Net investment income (loss)A	.07	.12	.07	.10	.09	.08
Net realized and unrealized gain (loss)	(1.32)	1.59	(.86)	2.54	.72	.23
Total from investment operations	(1.25)	1.71	(.79)	2.64	.81	.31
Distributions from net investment income	(.11)	(.05)	(.11)	(.11)	(.07)	(.09)
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)	–
Total distributions	(.19)B	(.05)	(.14)C	(.15)D	(.08)	(.09)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E	–E
Net asset value, end of period	$14.42	$15.86	$14.20	$15.13	$12.64	$11.91
Total ReturnF,G	(8.00)%	12.10%	(5.28)%	21.13%	6.80%	2.66%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.05%J	1.01%	1.05%	.82%	.78%	.80%
Expenses net of fee waivers, if any	1.05%J	1.01%	1.05%	.82%	.78%	.80%
Expenses net of all reductions	1.05%J	1.00%	1.04%	.82%	.78%	.79%
Net investment income (loss)	.86%J	.82%	.45%	.74%	.81%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$328,817	$401,344	$297,644	$247,372	$352,936	$485,803
Portfolio turnover rateK	22%J	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.19 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.088 per share.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.035 per share.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $.034 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.85	$14.18	$15.12	$12.62	$11.89	$11.67
Income from Investment Operations
Net investment income (loss)A	.07	.13	.08	.11	.10	.08
Net realized and unrealized gain (loss)	(1.31)	1.58	(.85)	2.53	.70	.23
Total from investment operations	(1.24)	1.71	(.77)	2.64	.80	.31
Distributions from net investment income	(.12)	(.04)	(.14)	(.11)	(.07)	(.09)
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)	–
Total distributions	(.21)	(.04)	(.17)B	(.14)	(.07)C	(.09)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$14.40	$15.85	$14.18	$15.12	$12.62	$11.89
Total ReturnE,F	(7.99)%	12.12%	(5.18)%	21.22%	6.77%	2.72%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%I	.96%	.98%	.76%	.77%	.80%
Expenses net of fee waivers, if any	1.00%I	.96%	.98%	.76%	.77%	.80%
Expenses net of all reductions	1.00%I	.95%	.97%	.76%	.76%	.79%
Net investment income (loss)	.91%I	.87%	.52%	.80%	.83%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$334,190	$319,164	$192,555	$175,816	$7,032	$13,957
Portfolio turnover rateJ	22%I	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.035 per share.

 C Total distributions of $.07 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.006 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.84	$14.19	$15.77
Income from Investment Operations
Net investment income (loss)B	.08	.14	(.01)
Net realized and unrealized gain (loss)	(1.31)	1.57	(1.57)
Total from investment operations	(1.23)	1.71	(1.58)
Distributions from net investment income	(.13)	(.06)	–
Distributions from net realized gain	(.09)	–	–
Total distributions	(.22)	(.06)	–
Net asset value, end of period	$14.39	$15.84	$14.19
Total ReturnC,D	(7.92)%	12.14%	(10.02)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%G	.87%	.96%G
Expenses net of fee waivers, if any	.91%G	.87%	.96%G
Expenses net of all reductions	.91%G	.86%	.95%G
Net investment income (loss)	1.00%G	.96%	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,768	$8,136	$90
Portfolio turnover rateH	22%G	27%	40%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$120,613,898
Gross unrealized depreciation	(71,418,102)
Net unrealized appreciation (depreciation)	$49,195,796
Tax cost	$640,292,262

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Fund	91,938,116	79,163,781

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$19,272	$229
Class M	.25%	.25%	9,190	111
Class C	.75%	.25%	38,017	2,359
			$66,479	$2,699

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,717
Class M	218
Class C(a)	50
$1,985

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$18,816.24
Class M	5,465.30
Class C	6,585.17
Japan	341,616.18
Class I	217,562.13
Class Z	1,651.04
	$591,695

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Japan Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Japan Fund	$923

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12,774 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,578.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $5,400 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$163,723	$–
Class M	28,502	–
Class C	19,501	–
Japan	4,845,634	1,540,617
Class I	4,237,814	598,003
Class Z	112,681	1,300
Total	$9,407,855	$2,139,920

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	104,041	257,296	$1,653,914	$3,675,072
Reinvestment of distributions	9,441	–	152,856	–
Shares redeemed	(171,918)	(271,258)	(2,563,531)	(3,843,441)
Net increase (decrease)	(58,436)	(13,962)	$(756,761)	$(168,369)
Class M
Shares sold	7,607	9,337	$112,160	$133,363
Reinvestment of distributions	1,756	–	28,335	–
Shares redeemed	(28,955)	(41,158)	(435,782)	(593,314)
Net increase (decrease)	(19,592)	(31,821)	$(295,287)	$(459,951)
Class C
Shares sold	12,314	37,703	$192,252	$525,026
Reinvestment of distributions	1,183	–	18,905	–
Shares redeemed	(155,027)	(368,937)	(2,258,742)	(5,208,165)
Net increase (decrease)	(141,530)	(331,234)	$(2,047,585)	$(4,683,139)
Japan
Shares sold	738,766	11,302,166	$11,163,947	$161,493,452
Reinvestment of distributions	290,812	110,302	4,716,973	1,507,832
Shares redeemed	(3,532,644)	(7,058,309)	(50,842,184)	(100,437,866)
Net increase (decrease)	(2,503,066)	4,354,159	$(34,961,264)	$62,563,418
Class I
Shares sold	2,961,645	6,909,379	$45,577,077	$99,292,734
Reinvestment of distributions	261,592	43,742	4,235,166	597,082
Shares redeemed	(156,089)	(389,348)	(2,321,968)	(5,566,323)
Net increase (decrease)	3,067,148	6,563,773	$47,490,275	$94,323,493
Class Z
Shares sold	41,330	534,414	$654,491	$7,783,555
Reinvestment of distributions	6,830	64	110,515	875
Shares redeemed	(91,379)	(27,238)	(1,329,428)	(407,116)
Net increase (decrease)	(43,219)	507,240	$(564,422)	$7,377,314

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio and Strategic Advisers Fidelity International Fund were the owners of record of approximately 12%, 14% and 39%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 78% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Japan Smaller Companies Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	93.5%
United States of America*	6.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	93.5
Investment Companies	1.6
Short-Term Investments and Net Other Assets (Liabilities)	4.9

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Central Automotive Products Ltd. (Distributors)	2.6
Sekisui Jushi Corp. (Building Products)	1.8
TKC Corp. (IT Services)	1.8
SK Kaken Co. Ltd. (Chemicals)	1.8
Nitori Holdings Co. Ltd. (Specialty Retail)	1.8
Inaba Denki Sangyo Co. Ltd. (Trading Companies & Distributors)	1.7
Yahoo! Japan Corp. (Interactive Media & Services)	1.7
GMO Internet, Inc. (IT Services)	1.7
Amano Corp. (Electronic Equipment & Components)	1.6
iShares MSCI Japan ETF (Investment Companies)	1.6
18.1

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	24.7
Consumer Discretionary	16.3
Information Technology	12.0
Materials	8.7
Consumer Staples	8.6
Health Care	6.6
Financials	5.6
Communication Services	3.5
Utilities	2.9
Energy	2.7

Fidelity® Japan Smaller Companies Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
COMMUNICATION SERVICES - 3.5%
Entertainment - 1.1%
Daiichikosho Co. Ltd.	202,900	$6,163,668
Interactive Media & Services - 1.7%
Yahoo! Japan Corp.	2,545,000	9,821,987
Media - 0.7%
Hakuhodo DY Holdings, Inc.	350,000	3,920,235

TOTAL COMMUNICATION SERVICES		19,905,890

CONSUMER DISCRETIONARY - 16.3%
Auto Components - 3.1%
Bridgestone Corp.	184,900	5,755,440
DaikyoNishikawa Corp.	748,900	3,761,423
Sumitomo Electric Industries Ltd.	789,500	8,122,733
		17,639,596
Automobiles - 1.2%
Isuzu Motors Ltd.	901,000	6,847,200
Distributors - 4.1%
Central Automotive Products Ltd.	845,500	14,417,969
PALTAC Corp.	161,000	8,461,445
		22,879,414
Hotels, Restaurants & Leisure - 1.4%
Curves Holdings Co. Ltd. (a)	882,000	4,224,461
Koshidaka Holdings Co. Ltd. (b)	817,000	3,593,384
		7,817,845
Internet & Direct Marketing Retail - 1.0%
Aucnet, Inc.	575,000	5,840,283
Specialty Retail - 4.8%
Arc Land Sakamoto Co. Ltd.	588,700	5,677,720
Fuji Corp.	340,600	5,668,468
Nitori Holdings Co. Ltd.	64,600	9,944,481
Workman Co. Ltd. (b)	90,000	5,761,543
		27,052,212
Textiles, Apparel & Luxury Goods - 0.7%
Hagihara Industries, Inc.	323,400	4,023,100

TOTAL CONSUMER DISCRETIONARY		92,099,650

CONSUMER STAPLES - 8.6%
Food & Staples Retailing - 3.9%
Jm Holdings Co. Ltd.	352,400	8,669,207
Kirindo Holdings Co. Ltd.	301,100	5,945,403
San-A Co. Ltd.	179,000	7,214,043
		21,828,653
Food Products - 4.7%
Kotobuki Spirits Co. Ltd.	100,000	3,974,281
Meiji Holdings Co. Ltd.	105,000	7,292,646
Morinaga & Co. Ltd.	214,700	8,872,893
S Foods, Inc.	302,700	6,467,792
		26,607,612

TOTAL CONSUMER STAPLES		48,436,265

ENERGY - 2.7%
Oil, Gas & Consumable Fuels - 2.7%
Idemitsu Kosan Co. Ltd.	272,000	6,180,659
San-Ai Oil Co. Ltd.	865,800	8,882,689
		15,063,348
FINANCIALS - 5.6%
Banks - 1.6%
Mitsubishi UFJ Financial Group, Inc.	724,600	2,927,384
Shinsei Bank Ltd.	533,300	6,433,159
		9,360,543
Diversified Financial Services - 1.7%
ORIX Corp.	456,800	5,486,793
Ricoh Leasing Co. Ltd.	145,000	3,898,104
		9,384,897
Insurance - 2.3%
T&D Holdings, Inc.	909,000	7,857,184
Tokio Marine Holdings, Inc.	114,500	5,371,853
		13,229,037

TOTAL FINANCIALS		31,974,477

HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 2.9%
Medikit Co. Ltd.	278,200	8,930,709
Nagaileben Co. Ltd.	21,500	525,104
Paramount Bed Holdings Co. Ltd.	168,900	7,019,466
		16,475,279
Health Care Providers & Services - 1.1%
A/S One Corp.	70,000	6,261,939
Pharmaceuticals - 2.6%
Santen Pharmaceutical Co. Ltd.	495,000	8,782,370
Shionogi & Co. Ltd.	102,000	5,633,207
		14,415,577

TOTAL HEALTH CARE		37,152,795

INDUSTRIALS - 24.7%
Air Freight & Logistics - 2.2%
AIT Corp.	703,220	4,894,985
SG Holdings Co. Ltd.	265,000	7,388,343
		12,283,328
Building Products - 1.8%
Sekisui Jushi Corp.	496,300	10,174,347
Commercial Services & Supplies - 2.7%
Aeon Delight Co. Ltd.	178,800	5,148,320
ProNexus, Inc.	328,323	3,288,890
Secom Joshinetsu Co. Ltd.	213,000	6,668,965
		15,106,175
Construction & Engineering - 1.8%
Hokuriku Electrical Construction Co. Ltd.	674,600	6,273,595
Mirait Holdings Corp. (b)	315,000	4,127,009
		10,400,604
Electrical Equipment - 1.1%
Aichi Electric Co. Ltd.	173,100	3,219,565
Denyo Co. Ltd.	162,600	3,084,877
		6,304,442
Machinery - 2.9%
CKD Corp. (b)	420,000	7,126,870
Kawasaki Heavy Industries Ltd.	255,000	3,853,066
Mitsubishi Heavy Industries Ltd.	211,700	5,428,757
		16,408,693
Marine - 1.6%
Nippon Concept Corp.	645,000	8,859,246
Professional Services - 3.0%
Funai Soken Holdings, Inc.	161,480	3,484,953
Persol Holdings Co., Ltd.	470,000	5,522,714
Yamada Consulting Group Co. Ltd.	752,700	7,904,700
		16,912,367
Trading Companies & Distributors - 6.5%
Inaba Denki Sangyo Co. Ltd.	461,400	9,897,431
Itochu Corp.	345,000	6,763,765
Mitani Shoji Co. Ltd.	138,100	8,107,254
Tsubakimoto Kogyo Co. Ltd.	132,000	3,991,427
Yuasa Trading Co. Ltd.	305,800	8,312,152
		37,072,029
Transportation Infrastructure - 1.1%
Kamigumi Co. Ltd.	342,000	6,064,632

TOTAL INDUSTRIALS		139,585,863

INFORMATION TECHNOLOGY - 12.0%
Electronic Equipment & Components - 2.7%
Amano Corp.	450,200	9,288,010
Dexerials Corp.	906,500	6,005,885
		15,293,895
IT Services - 5.0%
GMO Internet, Inc.	435,000	9,562,177
Otsuka Corp.	192,000	8,668,313
TKC Corp.	202,200	10,080,324
		28,310,814
Semiconductors & Semiconductor Equipment - 1.6%
Renesas Electronics Corp. (a)	1,635,000	8,836,603
Software - 1.4%
Oracle Corp. Japan	76,200	7,895,858
Technology Hardware, Storage & Peripherals - 1.3%
Elecom Co. Ltd.	193,500	7,663,188

TOTAL INFORMATION TECHNOLOGY		68,000,358

MATERIALS - 8.7%
Chemicals - 6.8%
C. Uyemura & Co. Ltd.	131,400	7,273,131
Lintec Corp.	368,000	7,941,928
Mitsubishi Chemical Holdings Corp.	1,404,800	7,984,318
Nihon Parkerizing Co. Ltd.	530,000	5,457,299
SK Kaken Co. Ltd.	26,100	9,971,579
		38,628,255
Construction Materials - 1.2%
Taiheiyo Cement Corp.	343,500	6,743,201
Metals & Mining - 0.7%
JFE Holdings, Inc.	547,000	3,629,914

TOTAL MATERIALS		49,001,370

REAL ESTATE - 1.9%
Real Estate Management & Development - 1.9%
Century21 Real Estate Japan Ltd.	415,400	4,497,925
Kenedix, Inc.	1,390,000	6,372,641
		10,870,566
UTILITIES - 2.9%
Electric Utilities - 1.4%
The Okinawa Electric Power Co., Inc.	445,740	8,186,680
Gas Utilities - 1.5%
Tokyo Gas Co. Ltd.	387,200	8,497,461

TOTAL UTILITIES		16,684,141

TOTAL COMMON STOCKS
(Cost $458,773,051)		528,774,723

Investment Companies - 1.6%
iShares MSCI Japan ETF (b)
(Cost $8,278,887)	173,500	8,980,360

Money Market Funds - 4.8%
Fidelity Cash Central Fund 0.16% (c)	22,403,637	22,410,359
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	4,614,212	4,614,673
TOTAL MONEY MARKET FUNDS
(Cost $27,022,890)		27,025,032
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $494,074,828)		564,780,115
NET OTHER ASSETS (LIABILITIES) - 0.1%		843,592
NET ASSETS - 100%		$565,623,707

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$156,879
Fidelity Securities Lending Cash Central Fund	38,770
Total	$195,649

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$19,905,890	$10,083,903	$9,821,987	$--
Consumer Discretionary	92,099,650	71,374,277	20,725,373	--
Consumer Staples	48,436,265	41,143,619	7,292,646	--
Energy	15,063,348	8,882,689	6,180,659	--
Financials	31,974,477	9,384,897	22,589,580	--
Health Care	37,152,795	31,519,588	5,633,207	--
Industrials	139,585,863	123,540,275	16,045,588	--
Information Technology	68,000,358	68,000,358	--	--
Materials	49,001,370	30,643,937	18,357,433	--
Real Estate	10,870,566	10,870,566	--	--
Utilities	16,684,141	8,186,680	8,497,461	--
Investment Companies	8,980,360	8,980,360	--	--
Money Market Funds	27,025,032	27,025,032	--	--
Total Investments in Securities:	$564,780,115	$449,636,181	$115,143,934	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,392,626) — See accompanying schedule: Unaffiliated issuers (cost $467,051,938)	$537,755,083
Fidelity Central Funds (cost $27,022,890)	27,025,032
Total Investment in Securities (cost $494,074,828)		$564,780,115
Cash		32,750
Foreign currency held at value (cost $49,488)		49,484
Receivable for fund shares sold		16,623
Dividends receivable		6,140,883
Distributions receivable from Fidelity Central Funds		8,352
Prepaid expenses		298
Other receivables		4,543
Total assets		571,033,048
Liabilities
Payable for investments purchased	$37,432
Payable for fund shares redeemed	295,115
Accrued management fee	309,077
Other affiliated payables	101,624
Other payables and accrued expenses	51,887
Collateral on securities loaned	4,614,206
Total liabilities		5,409,341
Net Assets		$565,623,707
Net Assets consist of:
Paid in capital		$516,069,837
Total accumulated earnings (loss)		49,553,870
Net Assets		$565,623,707
Net Asset Value, offering price and redemption price per share ($565,623,707 ÷ 38,708,245 shares)		$14.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$7,813,760
Income from Fidelity Central Funds (including $38,770 from security lending)		195,649
Income before foreign taxes withheld		8,009,409
Less foreign taxes withheld		(773,473)
Total income		7,235,936
Expenses
Management fee	$2,170,332
Transfer agent fees	526,814
Accounting fees	157,601
Custodian fees and expenses	28,012
Independent trustees' fees and expenses	1,959
Registration fees	12,654
Audit	33,127
Legal	608
Miscellaneous	6,554
Total expenses before reductions	2,937,661
Expense reductions	(4,613)
Total expenses after reductions		2,933,048
Net investment income (loss)		4,302,888
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,085,305
Fidelity Central Funds	(1,029)
Foreign currency transactions	(108,367)
Total net realized gain (loss)		5,975,909
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(83,530,468)
Fidelity Central Funds	2,074
Assets and liabilities in foreign currencies	40,767
Total change in net unrealized appreciation (depreciation)		(83,487,627)
Net gain (loss)		(77,511,718)
Net increase (decrease) in net assets resulting from operations		$(73,208,830)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,302,888	$8,691,787
Net realized gain (loss)	5,975,909	30,593,565
Change in net unrealized appreciation (depreciation)	(83,487,627)	11,900,266
Net increase (decrease) in net assets resulting from operations	(73,208,830)	51,185,618
Distributions to shareholders	(47,487,878)	(34,049,418)
Share transactions
Proceeds from sales of shares	11,272,656	28,621,928
Reinvestment of distributions	44,675,432	31,582,463
Cost of shares redeemed	(55,278,420)	(107,091,949)
Net increase (decrease) in net assets resulting from share transactions	669,668	(46,887,558)
Total increase (decrease) in net assets	(120,027,040)	(29,751,358)
Net Assets
Beginning of period	685,650,747	715,402,105
End of period	$565,623,707	$685,650,747
Other Information
Shares
Sold	706,843	1,769,793
Issued in reinvestment of distributions	2,601,947	1,977,612
Redeemed	(3,559,950)	(6,565,669)
Net increase (decrease)	(251,160)	(2,818,264)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Smaller Companies Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.60	$17.12	$18.84	$15.66	$13.76	$13.10
Income from Investment Operations
Net investment income (loss)A	.11	.22	.18	.17	.17	.10
Net realized and unrealized gain (loss)	(1.87)	1.10	(1.00)	3.42	1.93	.78
Total from investment operations	(1.76)	1.32	(.82)	3.59	2.10	.88
Distributions from net investment income	(.23)	(.11)	(.16)	(.17)	(.09)	(.03)
Distributions from net realized gain	(1.00)	(.73)	(.74)	(.25)	(.11)	(.19)
Total distributions	(1.23)	(.84)	(.90)	(.41)B	(.20)	(.22)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$14.61	$17.60	$17.12	$18.84	$15.66	$13.76
Total ReturnD,E	(11.05)%	8.22%	(4.71)%	23.68%	15.44%	6.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%H	.93%	.94%	.95%	.96%	.98%
Expenses net of fee waivers, if any	.93%H	.93%	.93%	.95%	.96%	.98%
Expenses net of all reductions	.93%H	.93%	.93%	.94%	.96%	.97%
Net investment income (loss)	1.36%H	1.31%	.95%	1.04%	1.18%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$565,624	$685,651	$715,402	$764,052	$587,034	$502,842
Portfolio turnover rateI	19%H	16%	17%	20%	30%	41%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.41 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$113,878,044
Gross unrealized depreciation	(73,566,650)
Net unrealized appreciation (depreciation)	$40,311,394
Tax cost	$524,468,721

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Smaller Companies Fund	56,264,844	86,741,189

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Japan Smaller Companies Fund	$5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Japan Smaller Companies Fund	$808

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $199. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,963 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $242.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,408.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 18%, 12% and 14%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 57% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Latin America Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Brazil	56.8%
Mexico	21.1%
United States of America*	10.1%
Panama	5.4%
Luxembourg	3.8%
Cayman Islands	2.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	8.8
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	7.7
Afya Ltd. (United States of America, Diversified Consumer Services)	7.3
Qualitas Controladora S.A.B. de CV (Mexico, Insurance)	6.7
Genomma Lab Internacional SA de CV (Mexico, Pharmaceuticals)	6.7
Globant SA (Luxembourg, Software)	3.8
Rumo SA (Brazil, Road & Rail)	3.6
Suzano Papel e Celulose SA (Brazil, Paper & Forest Products)	3.6
Banco BMG SA (Brazil, Banks)	3.4
Lojas Renner SA (Brazil, Multiline Retail)	3.3
54.9

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	31.6
Consumer Discretionary	17.6
Health Care	12.7
Industrials	12.4
Information Technology	9.9
Energy	9.2
Materials	3.6
Consumer Staples	2.6

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of April 30, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Latin America Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 76.7%
	Shares	Value
Brazil - 33.9%
Atacadao Distribuicao Comercio e Industria Ltda	2,228,718	$8,196,980
Azul SA sponsored ADR (a)	670,607	6,411,003
Banco do Brasil SA	1,645,827	8,625,769
Companhia de Locacao das Americas	3,078,881	7,518,994
CVC Brasil Operadora e Agencia de Viagens SA	1,940,700	4,925,000
Hapvida Participacoes e Investimentos SA (b)	1,001,015	9,653,217
Locaweb Servicos de Internet SA (b)	2,510,519	10,507,625
Lojas Renner SA	1,505,104	10,625,599
Petroleo Brasileiro SA - Petrobras (ON)	406,967	1,395,747
Qualicorp Consultoria E Corret	1,986,033	9,466,517
Rumo SA (a)	3,155,520	11,483,797
Ser Educacional SA (b)	2,593,816	8,108,805
Suzano Papel e Celulose SA	1,578,891	11,442,670

TOTAL BRAZIL		108,361,723

Cayman Islands - 2.8%
PagSeguro Digital Ltd. (a)(c)	356,422	9,028,169
Luxembourg - 3.8%
Globant SA (a)	104,597	12,098,735
Mexico - 21.1%
Banco del Bajio SA (b)	6,283,777	4,953,810
Credito Real S.A.B. de CV	14,635,664	8,805,325
Genomma Lab Internacional SA de CV (a)	26,538,731	21,373,253
Grupo Aeroportuario Norte S.A.B. de CV	1,964,203	7,155,596
Qualitas Controladora S.A.B. de CV	5,215,173	21,500,336
Unifin Financiera SAPI de CV	6,595,815	3,582,392

TOTAL MEXICO		67,370,712

Panama - 5.4%
Copa Holdings SA Class A (c)	155,289	6,865,327
Intercorp Financial Services, Inc.	404,931	10,179,965

TOTAL PANAMA		17,045,292

United States of America - 9.7%
Afya Ltd. (c)	1,073,086	23,328,890
First Cash Financial Services, Inc.	106,141	7,625,169

TOTAL UNITED STATES OF AMERICA		30,954,059

TOTAL COMMON STOCKS
(Cost $312,187,584)		244,858,690

Nonconvertible Preferred Stocks - 22.9%
Brazil - 22.9%
Banco BMG SA (b)	12,219,917	10,943,746
Itausa-Investimentos Itau SA (PN)	14,951,909	24,746,167
Lojas Americanas SA (PN)	2,079,285	9,513,344
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	8,444,494	28,029,774
TOTAL NONCONVERTIBLE PREFERRED STOCK
(Cost $109,386,325)		73,233,031

Money Market Funds - 6.0%
Fidelity Cash Central Fund 0.16% (d)	739,403	739,625
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	18,433,336	18,435,180
TOTAL MONEY MARKET FUNDS
(Cost $19,174,805)		19,174,805
TOTAL INVESTMENT IN SECURITIES - 105.6%
(Cost $440,748,714)		337,266,526
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(17,818,114)
NET ASSETS - 100%		$319,448,412

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $44,167,203 or 13.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,041
Fidelity Securities Lending Cash Central Fund	9,855
Total	$20,896

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $17,792,598) — See accompanying schedule: Unaffiliated issuers (cost $421,573,909)	$318,091,721
Fidelity Central Funds (cost $19,174,805)	19,174,805
Total Investment in Securities (cost $440,748,714)		$337,266,526
Receivable for investments sold		943,478
Receivable for fund shares sold		641,586
Dividends receivable		893,728
Distributions receivable from Fidelity Central Funds		1,860
Prepaid expenses		246
Other receivables		2,842
Total assets		339,750,266
Liabilities
Payable for investments purchased	$1,150,950
Payable for fund shares redeemed	335,209
Accrued management fee	172,687
Distribution and service plan fees payable	4,005
Other affiliated payables	90,719
Other payables and accrued expenses	115,684
Collateral on securities loaned	18,432,600
Total liabilities		20,301,854
Net Assets		$319,448,412
Net Assets consist of:
Paid in capital		$453,426,649
Total accumulated earnings (loss)		(133,978,237)
Net Assets		$319,448,412
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,278,754 ÷ 566,431 shares)(a)		$16.38
Maximum offering price per share (100/94.25 of $16.38)		$17.38
Class M:
Net Asset Value and redemption price per share ($3,050,566 ÷ 185,662 shares)(a)		$16.43
Maximum offering price per share (100/96.50 of $16.43)		$17.03
Class C:
Net Asset Value and offering price per share ($1,206,503 ÷ 72,491 shares)(a)		$16.64
Latin America:
Net Asset Value, offering price and redemption price per share ($288,193,425 ÷ 17,663,134 shares)		$16.32
Class I:
Net Asset Value, offering price and redemption price per share ($4,121,271 ÷ 253,041 shares)		$16.29
Class Z:
Net Asset Value, offering price and redemption price per share ($13,597,893 ÷ 836,252 shares)		$16.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$5,705,027
Income from Fidelity Central Funds (including $9,855 from security lending)		20,896
Income before foreign taxes withheld		5,725,923
Less foreign taxes withheld		(590,404)
Total income		5,135,519
Expenses
Management fee	$1,708,879
Transfer agent fees	547,751
Distribution and service plan fees	43,977
Accounting fees	126,647
Custodian fees and expenses	100,343
Independent trustees' fees and expenses	1,611
Registration fees	52,672
Audit	38,921
Legal	1,726
Miscellaneous	14,807
Total expenses before reductions	2,637,334
Expense reductions	(15,444)
Total expenses after reductions		2,621,890
Net investment income (loss)		2,513,629
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,789,899
Fidelity Central Funds	2,388
Foreign currency transactions	(577,215)
Total net realized gain (loss)		13,215,072
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(247,506,786)
Assets and liabilities in foreign currencies	(155,291)
Total change in net unrealized appreciation (depreciation)		(247,662,077)
Net gain (loss)		(234,447,005)
Net increase (decrease) in net assets resulting from operations		$(231,933,376)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,513,629	$16,389,171
Net realized gain (loss)	13,215,072	57,255,402
Change in net unrealized appreciation (depreciation)	(247,662,077)	72,722,053
Net increase (decrease) in net assets resulting from operations	(231,933,376)	146,366,626
Distributions to shareholders	(13,930,227)	(10,500,914)
Share transactions - net increase (decrease)	(13,741,005)	(30,101,947)
Total increase (decrease) in net assets	(259,604,608)	105,763,765
Net Assets
Beginning of period	579,053,020	473,289,255
End of period	$319,448,412	$579,053,020

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.36	$21.98	$24.93	$22.45	$18.09	$30.31
Income from Investment Operations
Net investment income (loss)A	.09	.69	.50	.42	.40	.28
Net realized and unrealized gain (loss)	(11.47)	6.11	(3.16)	2.48	4.27	(10.11)
Total from investment operations	(11.38)	6.80	(2.66)	2.90	4.67	(9.83)
Distributions from net investment income	(.60)	(.42)	(.29)	(.43)	(.31)	(.31)
Distributions from net realized gain	–	–	–	–	–	(2.08)
Total distributions	(.60)	(.42)	(.29)	(.43)	(.31)	(2.39)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B	–B
Net asset value, end of period	$16.38	$28.36	$21.98	$24.93	$22.45	$18.09
Total ReturnC,D,E	(40.99)%	31.60%	(10.78)%	13.55%	26.29%	(34.60)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.37%H	1.36%	1.38%	1.39%	1.40%	1.40%
Expenses net of fee waivers, if any	1.37%H	1.36%	1.38%	1.39%	1.40%	1.40%
Expenses net of all reductions	1.36%H	1.36%	1.36%	1.38%	1.39%	1.39%
Net investment income (loss)	.70%H	2.81%	2.08%	1.90%	2.14%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$9,279	$17,953	$14,157	$17,801	$19,115	$16,424
Portfolio turnover rateI	68%H	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.41	$22.00	$24.96	$22.47	$18.11	$30.33
Income from Investment Operations
Net investment income (loss)A	.05	.63	.43	.36	.35	.22
Net realized and unrealized gain (loss)	(11.50)	6.13	(3.16)	2.49	4.27	(10.13)
Total from investment operations	(11.45)	6.76	(2.73)	2.85	4.62	(9.91)
Distributions from net investment income	(.53)	(.35)	(.23)	(.37)	(.26)	(.23)
Distributions from net realized gain	–	–	–	–	–	(2.08)
Total distributions	(.53)	(.35)	(.23)	(.37)	(.26)	(2.31)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B	–B
Net asset value, end of period	$16.43	$28.41	$22.00	$24.96	$22.47	$18.11
Total ReturnC,D,E	(41.07)%	31.26%	(11.04)%	13.24%	25.93%	(34.78)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.63%H	1.64%	1.66%	1.66%	1.68%	1.67%
Expenses net of fee waivers, if any	1.63%H	1.63%	1.66%	1.66%	1.68%	1.67%
Expenses net of all reductions	1.63%H	1.63%	1.63%	1.66%	1.68%	1.66%
Net investment income (loss)	.44%H	2.54%	1.80%	1.62%	1.86%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$3,051	$6,032	$5,098	$6,740	$7,378	$5,284
Portfolio turnover rateI	68%H	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.67	$22.16	$25.12	$22.61	$18.18	$30.37
Income from Investment Operations
Net investment income (loss)A	(.01)	.51	.32	.26	.26	.11
Net realized and unrealized gain (loss)	(11.65)	6.21	(3.18)	2.52	4.30	(10.17)
Total from investment operations	(11.66)	6.72	(2.86)	2.78	4.56	(10.06)
Distributions from net investment income	(.37)	(.21)	(.10)	(.28)	(.13)	(.05)
Distributions from net realized gain	–	–	–	–	–	(2.08)
Total distributions	(.37)	(.21)	(.10)	(.28)	(.13)	(2.13)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B	–B
Net asset value, end of period	$16.64	$28.67	$22.16	$25.12	$22.61	$18.18
Total ReturnC,D,E	(41.21)%	30.62%	(11.43)%	12.71%	25.31%	(35.08)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.12%H	2.12%	2.13%	2.14%	2.15%	2.15%
Expenses net of fee waivers, if any	2.12%H	2.12%	2.13%	2.14%	2.14%	2.15%
Expenses net of all reductions	2.11%H	2.12%	2.11%	2.14%	2.14%	2.15%
Net investment income (loss)	(.05)%H	2.06%	1.33%	1.15%	1.39%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$1,207	$3,438	$3,498	$5,094	$6,590	$5,394
Portfolio turnover rateI	68%H	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.30	$21.94	$24.89	$22.41	$18.08	$30.34
Income from Investment Operations
Net investment income (loss)A	.12	.77	.57	.49	.45	.34
Net realized and unrealized gain (loss)	(11.42)	6.09	(3.15)	2.46	4.26	(10.11)
Total from investment operations	(11.30)	6.86	(2.58)	2.95	4.71	(9.77)
Distributions from net investment income	(.68)	(.50)	(.37)	(.48)	(.38)	(.41)
Distributions from net realized gain	–	–	–	–	–	(2.08)
Total distributions	(.68)	(.50)	(.37)	(.48)	(.38)	(2.49)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B	–B
Net asset value, end of period	$16.32	$28.30	$21.94	$24.89	$22.41	$18.08
Total ReturnC,D	(40.89)%	32.06%	(10.50)%	13.87%	26.65%	(34.45)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.05%G	1.05%	1.07%	1.09%	1.14%	1.13%
Expenses net of fee waivers, if any	1.05%G	1.04%	1.07%	1.09%	1.14%	1.12%
Expenses net of all reductions	1.04%G	1.04%	1.05%	1.09%	1.13%	1.12%
Net investment income (loss)	1.02%G	3.13%	2.39%	2.19%	2.40%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$288,193	$517,901	$445,845	$597,161	$596,514	$481,005
Portfolio turnover rateH	68%G	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.28	$21.92	$24.88	$22.40	$18.08	$30.35
Income from Investment Operations
Net investment income (loss)A	.13	.78	.59	.51	.46	.36
Net realized and unrealized gain (loss)	(11.40)	6.08	(3.15)	2.45	4.26	(10.13)
Total from investment operations	(11.27)	6.86	(2.56)	2.96	4.72	(9.77)
Distributions from net investment income	(.72)	(.50)	(.40)	(.49)	(.40)	(.42)
Distributions from net realized gain	–	–	–	–	–	(2.08)
Total distributions	(.72)	(.50)	(.40)	(.49)	(.40)	(2.50)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B	–B
Net asset value, end of period	$16.29	$28.28	$21.92	$24.88	$22.40	$18.08
Total ReturnC,D	(40.88)%	32.09%	(10.44)%	13.94%	26.77%	(34.42)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%G	1.01%	1.01%	1.01%	1.07%	1.06%
Expenses net of fee waivers, if any	1.00%G	1.00%	1.01%	1.01%	1.07%	1.06%
Expenses net of all reductions	1.00%G	1.00%	.98%	1.01%	1.06%	1.05%
Net investment income (loss)	1.07%G	3.17%	2.45%	2.27%	2.47%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$4,121	$7,124	$4,546	$8,600	$3,825	$1,828
Portfolio turnover rateH	68%G	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$28.24	$21.92	$21.51
Income from Investment Operations
Net investment income (loss)B	.15	.85	(.01)
Net realized and unrealized gain (loss)	(11.39)	6.03	.42
Total from investment operations	(11.24)	6.88	.41
Distributions from net investment income	(.74)	(.56)	–
Distributions from net realized gain	–	–	–
Total distributions	(.74)	(.56)	–
Net asset value, end of period	$16.26	$28.24	$21.92
Total ReturnC,D	(40.86)%	32.28%	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%G	.86%	.95%G
Expenses net of fee waivers, if any	.86%G	.86%	.95%G
Expenses net of all reductions	.86%G	.86%	.93%G
Net investment income (loss)	1.21%G	3.31%	(.37)%G
Supplemental Data
Net assets, end of period (000 omitted)	$13,598	$26,605	$145
Portfolio turnover rateH	68%G	48%	53%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,458,074
Gross unrealized depreciation	(133,095,202)
Net unrealized appreciation (depreciation)	$(109,637,128)
Tax cost	$446,903,654

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(43,933,589)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Latin America Fund	166,424,808	187,291,014

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,753	$308
Class M	.25%	.25%	12,596	282
Class C	.75%	.25%	12,628	1,286
			$43,977	$1,876

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,160
Class M	339
Class C(a)	689
$2,188

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$21,931.29
Class M	7,666.31
Class C	3,646.29
Latin America	501,209.23
Class I	8,667.18
Class Z	4,632.04
	$547,751

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Latin America Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Latin America Fund	$1,454

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Latin America Fund	$677

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $1,021. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,488 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Latin America	$281

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,175.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $5,500 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$377,476	$268,347
Class M	110,623	80,020
Class C	43,517	31,875
Latin America	12,445,183	10,028,288
Class I	292,870	87,883
Class Z	660,558	4,501
Total	$13,930,227	$10,500,914

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	24,784	190,162	$572,695	$4,542,667
Reinvestment of distributions	13,321	12,291	367,553	261,098
Shares redeemed	(104,636)	(213,594)	(2,399,106)	(5,187,663)
Net increase (decrease)	(66,531)	(11,141)	$(1,458,858)	$(383,898)
Class M
Shares sold	5,924	28,150	$146,541	$685,184
Reinvestment of distributions	3,964	3,725	109,913	79,471
Shares redeemed	(36,549)	(51,275)	(799,578)	(1,242,844)
Net increase (decrease)	(26,661)	(19,400)	$(543,124)	$(478,189)
Class C
Shares sold	7,874	66,110	$205,584	$1,652,333
Reinvestment of distributions	1,420	1,372	40,064	29,690
Shares redeemed	(56,724)	(105,422)	(1,455,719)	(2,560,121)
Net increase (decrease)	(47,430)	(37,940)	$(1,210,071)	$(878,098)
Latin America
Shares sold	2,658,887	4,153,117	$63,516,953	$98,919,671
Reinvestment of distributions	404,088	450,184	11,085,949	9,512,373
Shares redeemed	(3,702,063)	(6,619,628)	(84,298,565)	(162,591,256)
Net increase (decrease)	(639,088)	(2,016,327)	$(9,695,663)	$(54,159,212)
Class I
Shares sold	416,532	150,061	$11,420,004	$3,880,633
Reinvestment of distributions	10,595	4,028	290,124	85,022
Shares redeemed	(426,034)	(109,553)	(10,073,975)	(2,603,516)
Net increase (decrease)	1,093	44,536	$1,636,153	$1,362,139
Class Z
Shares sold	141,061	1,000,685	$3,395,288	$26,118,988
Reinvestment of distributions	24,183	198	660,494	4,168
Shares redeemed	(271,244)	(65,246)	(6,525,224)	(1,687,845)
Net increase (decrease)	(106,000)	935,637	$(2,469,442)	$24,435,311

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Nordic Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Sweden	37.0%
Denmark	29.1%
Norway	12.4%
Finland	11.6%
United States of America*	5.4%
Malta	2.3%
Bermuda	2.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	96.1
Short-Term Investments and Net Other Assets (Liabilities)	3.9

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	12.1
Ericsson (B Shares) (Sweden, Communications Equipment)	6.8
Swedbank AB (A Shares) (Sweden, Banks)	5.2
Olvi PLC (A Shares) (Finland, Beverages)	4.3
ORSTED A/S (Denmark, Electric Utilities)	4.2
DSV A/S (Denmark, Air Freight & Logistics)	4.1
UPM-Kymmene Corp. (Finland, Paper & Forest Products)	4.0
Vestas Wind Systems A/S (Denmark, Electrical Equipment)	3.8
Investor AB (B Shares) (Sweden, Diversified Financial Services)	3.7
Swedish Match Co. AB (Sweden, Tobacco)	3.4
51.6

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	20.0
Health Care	17.5
Financials	14.1
Materials	9.3
Consumer Staples	7.7
Consumer Discretionary	7.6
Information Technology	7.4
Utilities	4.2
Energy	3.6
Communication Services	2.5

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of April 30, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Nordic Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Bermuda - 2.2%
Vostok New Ventures Ltd. (depositary receipt) (a)	814,271	$5,007,263
Denmark - 29.1%
A.P. Moller - Maersk A/S Series B	5,974	5,945,644
DSV A/S	89,100	9,193,620
GN Store Nord A/S	113,400	5,184,333
Novo Nordisk A/S Series B	429,300	27,385,058
ORSTED A/S (b)	93,188	9,421,099
Vestas Wind Systems A/S	101,400	8,707,539

TOTAL DENMARK		65,837,293

Finland - 11.6%
Ahlstrom-Munksjo OYJ	150,177	2,103,223
Nokian Tyres PLC	257,100	5,503,850
Olvi PLC (A Shares)	231,087	9,749,613
UPM-Kymmene Corp.	323,400	8,952,091

TOTAL FINLAND		26,308,777

Malta - 2.3%
Kambi Group PLC (a)	391,488	5,197,326
Norway - 12.4%
Adevinta ASA Class B	393,524	3,255,344
DNB ASA	381,300	4,622,472
Entra ASA (b)	252,200	3,175,563
Equinor ASA	399,200	5,589,552
Kongsberg Gruppen ASA	335,000	4,309,691
Schibsted ASA (B Shares)	127,850	2,484,608
Skandiabanken ASA (b)	435,631	2,325,905
TGS Nopec Geophysical Co. ASA	155,400	2,388,249

TOTAL NORWAY		28,151,384

Sweden - 37.0%
Addlife AB	90,771	2,874,591
AddTech AB (B Shares)	42,767	1,159,438
Arjo AB	808,400	3,992,669
Coor Service Management Holding AB (b)	482,758	3,177,184
Dustin Group AB (b)	610,200	3,114,404
Eltel AB (a)(b)	2,467,623	5,011,546
Ericsson (B Shares)	1,815,600	15,510,968
HEXPOL AB (B Shares)	490,000	3,520,278
Investor AB (B Shares)	167,250	8,312,025
John Mattson Fastighetsforetag (a)	120,731	1,718,918
Lagercrantz Group AB (B Shares)	100,551	1,391,368
Momentum Group AB Class B	323,369	2,943,832
Securitas AB (B Shares)	423,600	5,012,121
Svenska Cellulosa AB (SCA) (B Shares)	609,600	6,465,855
Swedbank AB (A Shares)	999,699	11,830,585
Swedish Match Co. AB	125,400	7,749,278

TOTAL SWEDEN		83,785,060

United States of America - 1.5%
Autoliv, Inc. (depositary receipt)	57,200	3,372,320
TOTAL COMMON STOCKS
(Cost $222,542,421)		217,659,423

Money Market Funds - 3.8%
Fidelity Cash Central Fund 0.16% (c)
(Cost $8,630,540)	8,628,550	8,631,138
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $231,172,961)		226,290,561
NET OTHER ASSETS (LIABILITIES) - 0.1%		270,731
NET ASSETS - 100%		$226,561,292

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,225,701 or 11.6% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,542
Fidelity Securities Lending Cash Central Fund	74,101
Total	$90,643

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,739,952	$5,739,952	$--	$--
Consumer Discretionary	17,187,900	5,503,850	11,684,050	--
Consumer Staples	17,498,891	9,749,613	7,749,278	--
Energy	7,977,801	7,977,801	--	--
Financials	32,098,250	6,948,377	25,149,873	--
Health Care	39,436,651	5,184,333	34,252,318	--
Industrials	45,460,615	13,503,311	31,957,304	--
Information Technology	16,902,336	--	16,902,336	--
Materials	21,041,447	11,055,314	9,986,133	--
Real Estate	4,894,481	3,175,563	1,718,918	--
Utilities	9,421,099	9,421,099	--	--
Money Market Funds	8,631,138	8,631,138	--	--
Total Investments in Securities:	$226,290,561	$86,890,351	$139,400,210	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $222,542,421)	$217,659,423
Fidelity Central Funds (cost $8,630,540)	8,631,138
Total Investment in Securities (cost $231,172,961)		$226,290,561
Receivable for fund shares sold		61,261
Dividends receivable		519,131
Distributions receivable from Fidelity Central Funds		35,500
Prepaid expenses		124
Other receivables		18,080
Total assets		226,924,657
Liabilities
Payable for fund shares redeemed	$154,724
Payable for audit fee	29,135
Accrued management fee	122,753
Transfer agent fee payable	35,978
Other affiliated payables	9,283
Other payables and accrued expenses	11,492
Total liabilities		363,365
Net Assets		$226,561,292
Net Assets consist of:
Paid in capital		$243,892,309
Total accumulated earnings (loss)		(17,331,017)
Net Assets		$226,561,292
Net Asset Value, offering price and redemption price per share ($226,561,292 ÷ 5,342,307 shares)		$42.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$2,556,226
Income from Fidelity Central Funds (including $74,101 from security lending)		90,643
Income before foreign taxes withheld		2,646,869
Less foreign taxes withheld		(395,594)
Total income		2,251,275
Expenses
Management fee	$856,938
Transfer agent fees	232,041
Accounting fees	64,982
Custodian fees and expenses	12,313
Independent trustees' fees and expenses	771
Registration fees	12,828
Audit	35,357
Legal	1,254
Miscellaneous	5,221
Total expenses before reductions	1,221,705
Expense reductions	(32,089)
Total expenses after reductions		1,189,616
Net investment income (loss)		1,061,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,187,563)
Fidelity Central Funds	(933)
Foreign currency transactions	86,228
Total net realized gain (loss)		(8,102,268)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(5,255,539)
Fidelity Central Funds	709
Assets and liabilities in foreign currencies	10,848
Total change in net unrealized appreciation (depreciation)		(5,243,982)
Net gain (loss)		(13,346,250)
Net increase (decrease) in net assets resulting from operations		$(12,284,591)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,061,659	$8,850,311
Net realized gain (loss)	(8,102,268)	3,914,483
Change in net unrealized appreciation (depreciation)	(5,243,982)	(2,260,924)
Net increase (decrease) in net assets resulting from operations	(12,284,591)	10,503,870
Distributions to shareholders	(12,119,885)	(26,423,359)
Share transactions
Proceeds from sales of shares	5,804,276	21,795,602
Reinvestment of distributions	11,280,829	24,699,755
Cost of shares redeemed	(28,015,019)	(58,864,048)
Net increase (decrease) in net assets resulting from share transactions	(10,929,914)	(12,368,691)
Total increase (decrease) in net assets	(35,334,390)	(28,288,180)
Net Assets
Beginning of period	261,895,682	290,183,862
End of period	$226,561,292	$261,895,682
Other Information
Shares
Sold	131,276	481,565
Issued in reinvestment of distributions	242,286	565,212
Redeemed	(640,487)	(1,283,144)
Net increase (decrease)	(266,925)	(236,367)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Nordic Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.69	$49.64	$54.34	$45.28	$44.99	$43.36
Income from Investment Operations
Net investment income (loss)A	.19	1.50B	.47	.51	.64	.56
Net realized and unrealized gain (loss)	(2.28)	.15	(3.01)	9.32	.27	1.06
Total from investment operations	(2.09)	1.65	(2.54)	9.83	.91	1.62
Distributions from net investment income	(1.60)	(.05)	(.50)	(.65)	(.57)	–
Distributions from net realized gain	(.59)	(4.55)	(1.67)	(.12)	(.05)	–
Total distributions	(2.19)	(4.60)	(2.17)	(.77)	(.62)	–
Redemption fees added to paid in capitalA	–	–	.01	–C	–C	.01
Net asset value, end of period	$42.41	$46.69	$49.64	$54.34	$45.28	$44.99
Total ReturnD,E	(4.89)%	3.96%	(4.80)%	22.14%	1.97%	3.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	.98%H	.98%	.98%	.99%	.99%	1.00%
Expenses net of fee waivers, if any	.98%H	.98%	.97%	.99%	.98%	1.00%
Expenses net of all reductions	.95%H	.96%	.97%	.96%	.98%	.99%
Net investment income (loss)	.85%H	3.28%B	.89%	1.04%	1.37%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$226,561	$261,896	$290,184	$376,747	$430,020	$405,726
Portfolio turnover rateI	20%H	34%	56%	69%	63%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividends which amounted to $.82 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,677,843
Gross unrealized depreciation	(39,605,222)
Net unrealized appreciation (depreciation)	$(8,927,379)
Tax cost	$235,217,940

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Nordic Fund	24,555,110	46,902,360

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Nordic Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Nordic Fund	$319

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,548 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $541.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Pacific Basin Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	29.2%
Cayman Islands	15.9%
China	11.3%
Australia	9.4%
Taiwan	6.3%
India	6.2%
Korea (South)	4.8%
Hong Kong	4.0%
United States of America*	2.4%
Other	10.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.5
Short-Term Investments and Net Other Assets (Liabilities)	0.5

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.4
CSL Ltd. (Australia, Biotechnology)	3.2
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	2.6
AIA Group Ltd. (Hong Kong, Insurance)	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.9
SoftBank Group Corp. (Japan, Wireless Telecommunication Services)	1.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.8
United Overseas Bank Ltd. (Singapore, Banks)	1.8
30.1

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	16.8
Health Care	15.0
Consumer Discretionary	14.0
Industrials	13.6
Financials	13.2
Communication Services	10.4
Consumer Staples	9.4
Real Estate	3.5
Energy	2.0
Utilities	1.0

Fidelity® Pacific Basin Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 9.4%
Aristocrat Leisure Ltd.	373,311	$6,122,222
Blue Sky Alternative Investments Ltd. (a)(b)	1,733,447	11
BWX Ltd. (c)	2,012,663	4,692,141
CSL Ltd.	134,393	26,788,204
Hansen Technologies Ltd.	2,898,533	5,270,667
HUB24 Ltd. (c)	917,844	5,771,301
IDP Education Ltd.	386,821	3,666,750
Macquarie Group Ltd.	130,520	8,646,035
Magellan Financial Group Ltd.	140,866	4,614,297
National Storage (REIT) unit	5,223,607	5,867,059
Pro Medicus Ltd.	70,223	1,181,951
Rio Tinto Ltd.	87,440	4,928,222

TOTAL AUSTRALIA		77,548,860

Bermuda - 0.6%
Haier Electronics Group Co. Ltd.	1,828,000	5,034,483
Cayman Islands - 15.9%
51job, Inc. sponsored ADR (a)	85,600	5,130,864
Akeso, Inc.	1,486,000	4,519,817
Alibaba Group Holding Ltd. sponsored ADR (a)	178,600	36,196,862
China High Precision Automation Group Ltd. (a)(b)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (a)(b)	2,572,200	3
Hansoh Pharmaceutical Group Co. Ltd. (d)	2,290,000	8,842,321
Hypebeast Ltd.	20,020,000	2,144,983
International Housewares Retail Co. Ltd.	19,363,700	4,722,766
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	45,200	5,770,232
Shenzhou International Group Holdings Ltd.	532,000	6,140,151
Sino Biopharmaceutical Ltd.	5,540,000	8,075,100
SITC International Holdings Co. Ltd.	3,415,000	3,373,547
Tencent Holdings Ltd.	888,800	46,723,715

TOTAL CAYMAN ISLANDS		131,640,363

China - 11.3%
AVIC Jonhon OptronicTechnology Co. Ltd.	1,373,410	6,902,569
Centre Testing International Group Co. Ltd. (A Shares)	2,386,109	5,697,758
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	1,336,800	6,228,357
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	551,910	9,514,637
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	693,094	5,294,993
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	358,900	3,841,690
Kweichow Moutai Co. Ltd. (A Shares)	121,050	21,533,482
Midea Group Co. Ltd. (A Shares)	761,800	5,700,325
Qingdao Port International Co. Ltd. (H Shares) (d)	7,112,000	3,827,052
Shanghai International Airport Co. Ltd. (A Shares)	361,613	3,581,322
Shenzhen Expressway Co. Ltd. (H Shares)	6,698,000	7,679,596
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	158,199	5,659,842
Yunnan Baiyao Group Co. Ltd. (A Shares)	604,733	7,694,210

TOTAL CHINA		93,155,833

Hong Kong - 4.0%
AIA Group Ltd.	1,971,200	18,091,219
Hong Kong Exchanges and Clearing Ltd.	255,027	8,176,718
Sino Land Ltd.	4,707,817	6,579,317

TOTAL HONG KONG		32,847,254

India - 6.2%
Axis Bank Ltd.	464,198	2,712,597
CCL Products (India) Ltd. (a)	1,250,367	3,212,184
HDFC Asset Management Co. Ltd. (a)(d)	127,063	4,254,264
HDFC Bank Ltd.	416,032	5,464,320
Housing Development Finance Corp. Ltd.	247,184	6,253,720
Indraprastha Gas Ltd. (a)	758,600	4,806,186
Oberoi Realty Ltd. (a)	352,703	1,596,165
Petronet LNG Ltd.	1,275,200	4,109,042
Power Grid Corp. of India Ltd.	1,496,460	3,208,056
Reliance Industries Ltd.	636,375	12,375,521
TCNS Clothing Co. Ltd. (a)(d)	594,671	3,080,568

TOTAL INDIA		51,072,623

Indonesia - 1.6%
PT Bank Central Asia Tbk	5,219,800	9,041,686
PT Bank Rakyat Indonesia Tbk	24,531,400	4,461,955

TOTAL INDONESIA		13,503,641

Japan - 29.2%
Azbil Corp.	212,900	5,642,153
Bank of Kyoto Ltd.	88,500	3,059,544
Create SD Holdings Co. Ltd.	211,800	6,049,173
Daikin Industries Ltd.	71,100	9,124,333
Hoshizaki Corp.	88,800	6,818,357
Hoya Corp.	170,300	15,656,523
Iriso Electronics Co. Ltd.	135,100	3,820,794
Kao Corp.	138,100	10,649,767
Kenedix, Inc.	423,100	1,939,759
Keyence Corp.	33,600	12,138,769
Kyowa Hakko Kirin Co., Ltd.	290,000	6,730,802
Lasertec Corp.	118,600	7,968,187
Minebea Mitsumi, Inc.	416,300	6,768,701
Misumi Group, Inc.	271,800	6,549,642
MonotaRO Co. Ltd. (c)	243,600	7,876,737
Nihon M&A Center, Inc.	231,800	7,678,787
Nintendo Co. Ltd.	29,600	12,222,560
Nitori Holdings Co. Ltd.	53,200	8,189,573
NSD Co. Ltd.	539,600	7,763,522
Open House Co. Ltd.	306,900	6,792,037
ORIX Corp.	513,800	6,171,441
PALTAC Corp.	86,600	4,551,312
Pilot Corp.	105,100	3,550,179
Recruit Holdings Co. Ltd.	268,900	7,844,135
SMC Corp.	22,400	10,227,834
SMS Co., Ltd.	318,400	7,016,876
SoftBank Group Corp.	357,300	15,314,821
Terumo Corp.	373,600	12,397,026
Tokio Marine Holdings, Inc.	61,800	2,899,393
Tsuruha Holdings, Inc.	73,300	9,822,057
Zozo, Inc.	501,200	8,126,432

TOTAL JAPAN		241,361,226

Korea (South) - 3.0%
KB Financial Group, Inc.	160,340	4,601,172
Samsung Electronics Co. Ltd.	215,680	8,876,889
SK Hynix, Inc.	165,728	11,418,321

TOTAL KOREA (SOUTH)		24,896,382

Multi-National - 1.1%
HKT Trust/HKT Ltd. unit	5,559,000	8,970,676
Netherlands - 1.2%
ASML Holding NV (Netherlands)	32,800	9,580,405
New Zealand - 1.9%
Auckland International Airport Ltd.	970,400	3,583,483
EBOS Group Ltd.	416,179	5,620,903
Ryman Healthcare Group Ltd.	928,240	6,771,382

TOTAL NEW ZEALAND		15,975,768

Philippines - 1.2%
Ayala Land, Inc.	10,417,600	6,496,206
Jollibee Food Corp.	1,088,000	3,070,135

TOTAL PHILIPPINES		9,566,341

Singapore - 1.8%
United Overseas Bank Ltd.	1,013,100	14,476,305
Taiwan - 6.3%
Micro-Star International Co. Ltd.	1,674,000	5,183,337
Taiwan Semiconductor Manufacturing Co. Ltd.	3,855,000	38,818,629
Voltronic Power Technology Corp.	340,388	8,065,754

TOTAL TAIWAN		52,067,720

Thailand - 1.1%
Home Product Center PCL (For. Reg.)	10,933,100	4,567,425
Thai Beverage PCL	9,916,500	4,826,897

TOTAL THAILAND		9,394,322

United States of America - 1.9%
GI Dynamics, Inc. CDI (a)	5,561,290	14,424
ResMed, Inc. CDI	679,762	10,300,129
Yum China Holdings, Inc.	103,400	5,010,764

TOTAL UNITED STATES OF AMERICA		15,325,317

TOTAL COMMON STOCKS
(Cost $625,363,942)		806,417,519

Nonconvertible Preferred Stocks - 1.8%
Korea (South) - 1.8%
Samsung Electronics Co. Ltd.
(Cost $14,974,475)	418,780	14,564,432

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.16% (e)	5,424,272	5,425,899
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	3,160,376	3,160,692
TOTAL MONEY MARKET FUNDS
(Cost $8,586,150)		8,586,591
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $648,924,567)		829,568,542
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(3,799,637)
NET ASSETS - 100%		$825,768,905

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,004,205 or 2.4% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,726
Fidelity Securities Lending Cash Central Fund	143,573
Total	$219,299

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$85,376,755	$--	$85,376,755	$--
Consumer Discretionary	115,244,993	67,845,175	47,399,818	--
Consumer Staples	76,528,695	15,871,230	60,657,465	--
Energy	16,484,563	--	16,484,563	--
Financials	108,695,978	9,230,985	99,464,982	11
Health Care	124,094,324	15,656,523	108,437,801	--
Industrials	114,394,957	54,849,276	59,545,681	--
Information Technology	137,948,676	72,193,067	65,755,607	2
Materials	4,928,225	--	4,928,222	3
Real Estate	29,270,543	8,731,796	20,538,747	--
Utilities	8,014,242	--	8,014,242	--
Money Market Funds	8,586,591	8,586,591	--	--
Total Investments in Securities:	$829,568,542	$252,964,643	$576,603,883	$16

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,013,204) — See accompanying schedule: Unaffiliated issuers (cost $640,338,417)	$820,981,951
Fidelity Central Funds (cost $8,586,150)	8,586,591
Total Investment in Securities (cost $648,924,567)		$829,568,542
Foreign currency held at value (cost $422)		422
Receivable for investments sold		141,707
Receivable for fund shares sold		224,082
Dividends receivable		1,717,667
Distributions receivable from Fidelity Central Funds		10,053
Prepaid expenses		388
Other receivables		38,674
Total assets		831,701,535
Liabilities
Payable for investments purchased	$1,430,048
Payable for fund shares redeemed	461,737
Accrued management fee	604,113
Other affiliated payables	141,069
Other payables and accrued expenses	136,841
Collateral on securities loaned	3,158,822
Total liabilities		5,932,630
Net Assets		$825,768,905
Net Assets consist of:
Paid in capital		$643,311,077
Total accumulated earnings (loss)		182,457,828
Net Assets		$825,768,905
Net Asset Value, offering price and redemption price per share ($825,768,905 ÷ 26,389,285 shares)		$31.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$5,953,186
Income from Fidelity Central Funds (including $143,573 from security lending)		219,299
Income before foreign taxes withheld		6,172,485
Less foreign taxes withheld		(639,242)
Total income		5,533,243
Expenses
Management fee
Basic fee	$3,024,772
Performance adjustment	894,528
Transfer agent fees	696,178
Accounting fees	209,503
Custodian fees and expenses	84,503
Independent trustees' fees and expenses	2,671
Registration fees	22,601
Audit	48,686
Legal	1,031
Miscellaneous	10,744
Total expenses before reductions	4,995,217
Expense reductions	(27,353)
Total expenses after reductions		4,967,864
Net investment income (loss)		565,379
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $67)	9,433,346
Fidelity Central Funds	73
Foreign currency transactions	(23,953)
Total net realized gain (loss)		9,409,466
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $879,462)	(41,532,246)
Fidelity Central Funds	441
Assets and liabilities in foreign currencies	5,247
Total change in net unrealized appreciation (depreciation)		(41,526,558)
Net gain (loss)		(32,117,092)
Net increase (decrease) in net assets resulting from operations		$(31,551,713)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$565,379	$7,436,011
Net realized gain (loss)	9,409,466	(1,372,773)
Change in net unrealized appreciation (depreciation)	(41,526,558)	161,491,391
Net increase (decrease) in net assets resulting from operations	(31,551,713)	167,554,629
Distributions to shareholders	(7,073,863)	(77,993,885)
Share transactions
Proceeds from sales of shares	64,125,330	84,737,459
Reinvestment of distributions	5,463,324	60,437,260
Cost of shares redeemed	(96,348,267)	(151,213,172)
Net increase (decrease) in net assets resulting from share transactions	(26,759,613)	(6,038,453)
Total increase (decrease) in net assets	(65,385,189)	83,522,291
Net Assets
Beginning of period	891,154,094	807,631,803
End of period	$825,768,905	$891,154,094
Other Information
Shares
Sold	1,966,434	2,829,464
Issued in reinvestment of distributions	163,622	2,238,417
Redeemed	(3,034,309)	(5,146,136)
Net increase (decrease)	(904,253)	(78,255)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pacific Basin Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$32.65	$29.51	$35.53	$28.82	$27.01	$28.92
Income from Investment Operations
Net investment income (loss)A	.02	.26	.22	.25	.24	.37B
Net realized and unrealized gain (loss)	(1.12)	5.74	(4.69)	7.09	2.88	(.49)
Total from investment operations	(1.10)	6.00	(4.47)	7.34	3.12	(.12)
Distributions from net investment income	(.26)	(.20)	(.23)	(.17)	(.36)	(.18)
Distributions from net realized gain	–	(2.67)	(1.32)	(.46)	(.95)	(1.61)
Total distributions	(.26)	(2.86)C	(1.55)	(.63)	(1.31)	(1.79)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$31.29	$32.65	$29.51	$35.53	$28.82	$27.01
Total ReturnE,F	(3.42)%	22.37%	(13.24)%	26.22%	12.05%	(.29)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.13%I	.97%	1.07%	1.11%	1.19%	1.17%
Expenses net of fee waivers, if any	1.13%I	.97%	1.07%	1.11%	1.19%	1.17%
Expenses net of all reductions	1.12%I	.97%	1.06%	1.10%	1.19%	1.17%
Net investment income (loss)	.13%I	.88%	.62%	.84%	.87%	1.34%B
Supplemental Data
Net assets, end of period (000 omitted)	$825,769	$891,154	$807,632	$975,259	$688,318	$654,032
Portfolio turnover rateJ	24%I	32%	37%	36%	30%	36%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C Total distributions of $2.86 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $2.668 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$236,106,450
Gross unrealized depreciation	(60,696,730)
Net unrealized appreciation (depreciation)	$175,409,720
Tax cost	$654,158,822

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,002,422)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pacific Basin Fund	103,754,823	133,545,842

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .89% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Pacific Basin Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Pacific Basin Fund	$185

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Pacific Basin Fund	$1,109

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $25,204 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $278.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,871.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 19% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 25% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Fidelity Canada Fund
Class A	1.23%
Actual		$1,000.00	$854.80	$5.67
Hypothetical-C		$1,000.00	$1,018.75	$6.17
Class M	1.52%
Actual		$1,000.00	$853.70	$7.01
Hypothetical-C		$1,000.00	$1,017.30	$7.62
Class C	1.98%
Actual		$1,000.00	$851.70	$9.12
Hypothetical-C		$1,000.00	$1,015.02	$9.92
Canada	.92%
Actual		$1,000.00	$856.20	$4.25
Hypothetical-C		$1,000.00	$1,020.29	$4.62
Class I	.83%
Actual		$1,000.00	$856.60	$3.83
Hypothetical-C		$1,000.00	$1,020.74	$4.17
Class Z	.76%
Actual		$1,000.00	$856.90	$3.51
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Fidelity China Region Fund
Class A	1.26%
Actual		$1,000.00	$1,076.60	$6.51
Hypothetical-C		$1,000.00	$1,018.60	$6.32
Class M	1.58%
Actual		$1,000.00	$1,074.90	$8.15
Hypothetical-C		$1,000.00	$1,017.01	$7.92
Class C	1.99%
Actual		$1,000.00	$1,072.60	$10.25
Hypothetical-C		$1,000.00	$1,014.97	$9.97
China Region	.96%
Actual		$1,000.00	$1,078.00	$4.96
Hypothetical-C		$1,000.00	$1,020.09	$4.82
Class I	.97%
Actual		$1,000.00	$1,077.90	$5.01
Hypothetical-C		$1,000.00	$1,020.04	$4.87
Class Z	.83%
Actual		$1,000.00	$1,079.00	$4.29
Hypothetical-C		$1,000.00	$1,020.74	$4.17
Fidelity Emerging Asia Fund	1.18%
Actual		$1,000.00	$1,053.90	$6.03
Hypothetical-C		$1,000.00	$1,019.00	$5.92
Fidelity Emerging Markets Fund
Emerging Markets	.93%
Actual		$1,000.00	$952.70	$4.52
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Class K	.81%
Actual		$1,000.00	$953.20	$3.93
Hypothetical-C		$1,000.00	$1,020.84	$4.07
Fidelity Europe Fund
Class A	1.27%
Actual		$1,000.00	$901.90	$6.01
Hypothetical-C		$1,000.00	$1,018.55	$6.37
Class M	1.58%
Actual		$1,000.00	$900.70	$7.47
Hypothetical-C		$1,000.00	$1,017.01	$7.92
Class C	2.08%
Actual		$1,000.00	$898.40	$9.82
Hypothetical-C		$1,000.00	$1,014.52	$10.42
Europe	.96%
Actual		$1,000.00	$903.50	$4.54
Hypothetical-C		$1,000.00	$1,020.09	$4.82
Class I	.92%
Actual		$1,000.00	$903.50	$4.35
Hypothetical-C		$1,000.00	$1,020.29	$4.62
Class Z	.83%
Actual		$1,000.00	$904.20	$3.93
Hypothetical-C		$1,000.00	$1,020.74	$4.17
Fidelity Japan Fund
Class A	1.37%
Actual		$1,000.00	$918.50	$6.53
Hypothetical-C		$1,000.00	$1,018.05	$6.87
Class M	1.67%
Actual		$1,000.00	$917.40	$7.96
Hypothetical-C		$1,000.00	$1,016.56	$8.37
Class C	2.05%
Actual		$1,000.00	$915.50	$9.76
Hypothetical-C		$1,000.00	$1,014.67	$10.27
Japan	1.05%
Actual		$1,000.00	$920.00	$5.01
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class I	1.00%
Actual		$1,000.00	$920.10	$4.77
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class Z	.91%
Actual		$1,000.00	$920.80	$4.35
Hypothetical-C		$1,000.00	$1,020.34	$4.57
Fidelity Japan Smaller Companies Fund	.93%
Actual		$1,000.00	$889.50	$4.37
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Fidelity Latin America Fund
Class A	1.37%
Actual		$1,000.00	$590.10	$5.42
Hypothetical-C		$1,000.00	$1,018.05	$6.87
Class M	1.63%
Actual		$1,000.00	$589.30	$6.44
Hypothetical-C		$1,000.00	$1,016.76	$8.17
Class C	2.12%
Actual		$1,000.00	$587.90	$8.37
Hypothetical-C		$1,000.00	$1,014.32	$10.62
Fidelity Latin America Fund	1.05%
Actual		$1,000.00	$591.10	$4.15
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class I	1.00%
Actual		$1,000.00	$591.20	$3.96
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class Z	.86%
Actual		$1,000.00	$591.40	$3.40
Hypothetical-C		$1,000.00	$1,020.59	$4.32
Fidelity Nordic Fund	.98%
Actual		$1,000.00	$951.10	$4.75
Hypothetical-C		$1,000.00	$1,019.99	$4.92
Fidelity Pacific Basin Fund	1.13%
Actual		$1,000.00	$965.80	$5.52
Hypothetical-C		$1,000.00	$1,019.24	$5.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of each fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the funds.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for each of the following: (i) Fidelity Canada Fund in July 2018; (ii) Fidelity China Region Fund in June 2018; (iii) Fidelity Emerging Asia Fund in December 2016 and May 2019; (iv) Fidelity Emerging Markets Fund in February 2019 and October 2019; (v) Fidelity Europe Fund in August 2018; (vi) Fidelity Nordic Fund in August 2018; and (vii) Fidelity Pacific Basin Fund in May 2019. The Board will continue to monitor closely each applicable fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. For Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, a peer group is not shown below because the funds do not generally utilize a peer group for performance comparison purposes. For Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Latin America Fund, and Fidelity Pacific Basin Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of Class I shares of the fund). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

The Board also considered that each of Fidelity Canada Fund's, Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, and Fidelity Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and was considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

Fidelity Nordic Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Latin America Fund).  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Canada Fund's, Fidelity Europe Fund's, and Fidelity Japan Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the funds offer multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

For Fidelity Europe Fund, the Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M and Class C ranked above the competitive median for the 12-month period ended June 30, 2019. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee.

For Fidelity Japan Fund, the Board noted that the total expense ratio of each of Class Z and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of positive performance fees and higher transfer agent fees from lower assets and small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes.

For each of Fidelity Canada Fund, Fidelity China Region Fund, and Fidelity Latin America Fund, the Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median.

The Board noted that the total expense ratio of each class of Fidelity Emerging Markets Fund ranked below the competitive median for the 12-month period ended June 30, 2019.

Total Expense Ratio (for Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund).  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Emerging Asia Fund's and Fidelity Pacific Basin Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

TIF-SANN-0620
1.703611.122

Fidelity® Total International Equity Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	15.0%
United States of America*	8.2%
Germany	7.1%
Switzerland	6.7%
France	6.5%
Canada	6.4%
United Kingdom	6.3%
Cayman Islands	6.0%
China	5.0%
Other	32.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.2
Nestle SA (Reg. S) (Switzerland, Food Products)	2.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.5
SAP SE (Germany, Software)	1.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.3
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	1.3
Linde PLC (Germany, Chemicals)	1.3
17.9

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	20.8
Information Technology	18.2
Industrials	14.3
Health Care	10.6
Materials	9.4
Consumer Discretionary	7.7
Consumer Staples	6.8
Communication Services	5.0
Energy	3.8
Real Estate	1.2

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Australia - 1.7%
Beacon Lighting Group Ltd.	10,820	$5,053
Commonwealth Bank of Australia	5,056	204,245
CSL Ltd.	4,621	921,092
Evolution Mining Ltd.	20,808	67,762
Imdex Ltd.	10,011	6,937
Macquarie Group Ltd.	2,996	198,464

TOTAL AUSTRALIA		1,403,553

Austria - 0.2%
Erste Group Bank AG	7,200	156,422
Bailiwick of Jersey - 0.8%
Experian PLC	14,500	435,440
Glencore Xstrata PLC	95,300	178,539
Integrated Diagnostics Holdings PLC (a)	7,500	24,150

TOTAL BAILIWICK OF JERSEY		638,129

Belgium - 0.7%
Barco NV	330	52,798
KBC Ancora	1,061	37,253
KBC Groep NV	8,412	456,275

TOTAL BELGIUM		546,326

Bermuda - 0.3%
Shangri-La Asia Ltd.	256,000	211,398
Brazil - 0.6%
BM&F BOVESPA SA	12,100	85,489
Suzano Papel e Celulose SA	56,100	406,573

TOTAL BRAZIL		492,062

Canada - 6.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	21,898	611,026
Canadian National Railway Co.	7,036	581,856
Canadian Pacific Railway Ltd.	4,616	1,049,117
Constellation Software, Inc.	672	646,210
Franco-Nevada Corp.	5,734	758,629
McCoy Global, Inc. (b)	7,000	1,861
New Look Vision Group, Inc.	1,300	25,674
Nutrien Ltd.	8,506	303,770
Pason Systems, Inc.	11,145	60,611
PrairieSky Royalty Ltd.	12,858	94,037
Richelieu Hardware Ltd.	1,200	22,794
Suncor Energy, Inc.	12,294	219,216
The Toronto-Dominion Bank	17,000	710,313
Waste Connection, Inc. (Canada)	2,100	180,679

TOTAL CANADA		5,265,793

Cayman Islands - 6.0%
Airtac International Group	12,000	229,546
Alibaba Group Holding Ltd.	1,200	30,455
Alibaba Group Holding Ltd. sponsored ADR (b)	6,100	1,236,287
Bilibili, Inc. ADR (b)	7,400	202,686
JD.com, Inc. sponsored ADR (b)	8,132	350,489
Li Ning Co. Ltd.	167,500	528,877
Tencent Holdings Ltd.	44,600	2,344,592

TOTAL CAYMAN ISLANDS		4,922,932

China - 5.0%
AVIC Jonhon OptronicTechnology Co. Ltd.	52,850	265,617
C&S Paper Co. Ltd. (A Shares)	149,700	362,817
China Life Insurance Co. Ltd. (H Shares)	191,000	407,346
China Merchants Bank Co. Ltd. (H Shares)	162,000	766,635
Haier Smart Home Co. Ltd. (A Shares)	390,300	841,224
Hualan Biological Engineer, Inc. (A Shares)	59,800	326,943
Industrial & Commercial Bank of China Ltd. (H Shares)	1,157,000	775,779
Shenzhen Inovance Technology Co. Ltd. (A Shares)	80,600	369,600
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	6,380	19,527

TOTAL CHINA		4,135,488

Denmark - 0.5%
A.P. Moller - Maersk A/S Series B	144	143,317
Ambu A/S Series B	1,000	31,369
Netcompany Group A/S (a)(b)	910	46,988
ORSTED A/S (a)	1,500	151,647
SimCorp A/S	400	37,008
Spar Nord Bank A/S	2,731	18,931

TOTAL DENMARK		429,260

Finland - 0.5%
Kone OYJ (B Shares)	3,700	224,303
Sampo Oyj (A Shares)	4,653	154,235
Tikkurila Oyj	4,480	58,618

TOTAL FINLAND		437,156

France - 6.5%
ALTEN	600	43,198
Atos Origin SA	2,529	180,308
AXA SA	25,006	444,519
BNP Paribas SA	9,600	301,597
Bouygues SA	4,179	128,731
Capgemini SA	1,802	169,313
Edenred SA	5,600	225,649
Elis SA	2,084	25,806
Laurent-Perrier Group SA	259	21,855
Legrand SA	3,900	261,466
LVMH Moet Hennessy Louis Vuitton SE	1,610	622,415
Natixis SA	25,400	60,151
Safran SA	2,600	241,725
Sanofi SA	8,728	853,065
SR Teleperformance SA	1,100	246,511
Total SA	18,715	664,241
Vetoquinol SA	600	37,873
VINCI SA	5,300	434,187
Vivendi SA	9,752	210,772
Worldline SA (a)(b)	1,958	132,989

TOTAL FRANCE		5,306,371

Germany - 6.6%
Bayer AG	6,875	453,093
CompuGroup Medical AG	1,396	106,245
CTS Eventim AG	1,162	48,312
Deutsche Borse AG	2,100	325,581
Hannover Reuck SE	2,000	318,892
HeidelbergCement AG	3,900	184,903
Infineon Technologies AG	8,900	165,459
Linde PLC	5,652	1,043,646
MTU Aero Engines Holdings AG	500	68,107
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,100	242,051
Nexus AG	1,420	54,464
Rheinmetall AG	1,600	108,393
SAP SE	9,733	1,159,271
Siemens AG	5,800	535,242
Vonovia SE	12,215	603,031

TOTAL GERMANY		5,416,690

Hong Kong - 3.3%
AIA Group Ltd.	112,400	1,031,581
China Resources Beer Holdings Co. Ltd.	140,000	659,374
CNOOC Ltd. sponsored ADR	2,218	249,237
Hong Kong Exchanges and Clearing Ltd.	11,500	368,715
Sun Art Retail Group Ltd.	239,500	398,739

TOTAL HONG KONG		2,707,646

Hungary - 1.0%
Richter Gedeon PLC	37,100	794,678
India - 1.6%
Axis Bank Ltd.	13,900	81,226
Embassy Office Parks (REIT)	5,600	27,492
Housing Development Finance Corp. Ltd.	24,494	619,695
Indian Energy Exchange Ltd. (a)	4,700	9,383
Jyothy Laboratories Ltd.	5,588	8,556
Larsen & Toubro Ltd.	15,700	186,210
Shree Cement Ltd.	821	214,400
Solar Industries India Ltd. (b)	14,200	166,639

TOTAL INDIA		1,313,601

Indonesia - 0.3%
PT Bank Mandiri (Persero) Tbk	687,700	204,427
PT Bank Rakyat Indonesia Tbk	402,300	73,173

TOTAL INDONESIA		277,600

Ireland - 0.8%
CRH PLC	9,818	297,865
CRH PLC sponsored ADR	12,529	377,373
FBD Holdings PLC	1,972	15,603

TOTAL IRELAND		690,841

Israel - 0.7%
Elbit Systems Ltd. (Israel)	3,463	471,369
Ituran Location & Control Ltd.	2,261	40,020
Strauss Group Ltd.	2,359	66,859
Tel Aviv Stock Exchange Ltd.	7,200	29,990

TOTAL ISRAEL		608,238

Italy - 1.3%
Assicurazioni Generali SpA	12,100	172,576
Enel SpA	81,100	553,950
Interpump Group SpA	8,391	244,410
Mediobanca SpA	20,734	120,537

TOTAL ITALY		1,091,473

Japan - 15.0%
Ai Holdings Corp.	1,100	13,725
Aoki Super Co. Ltd.	1,000	23,492
Artnature, Inc.	2,000	12,692
Aucnet, Inc.	1,300	13,204
Azbil Corp.	14,300	378,970
Broadleaf Co. Ltd.	9,200	42,950
Central Automotive Products Ltd.	1,000	17,053
Curves Holdings Co. Ltd. (b)	6,600	31,612
Daiichikosho Co. Ltd.	1,400	42,529
Daikokutenbussan Co. Ltd.	700	28,831
DENSO Corp.	6,400	224,971
Fanuc Corp.	3,900	636,532
Fujitsu Ltd.	2,000	194,297
Funai Soken Holdings, Inc.	1,250	26,977
GCA Savvian Group Corp.	1,800	10,986
Goldcrest Co. Ltd.	2,760	42,076
Hoya Corp.	9,100	836,608
Ibiden Co. Ltd.	3,600	93,292
Idemitsu Kosan Co. Ltd.	6,700	152,244
Itochu Corp.	17,300	339,169
Kao Corp.	3,000	231,349
Keyence Corp.	2,584	933,529
Kobayashi Pharmaceutical Co. Ltd.	450	41,681
Koshidaka Holdings Co. Ltd.	6,200	27,269
Kusuri No Aoki Holdings Co. Ltd.	500	39,184
Lasertec Corp.	2,700	181,401
Medikit Co. Ltd.	1,200	38,522
Minebea Mitsumi, Inc.	16,600	269,903
Miroku Jyoho Service Co., Ltd.	900	22,853
Misumi Group, Inc.	18,800	453,029
Mitsubishi Estate Co. Ltd.	8,700	140,750
Mitsubishi UFJ Financial Group, Inc.	75,000	303,000
Mitsuboshi Belting Ltd.	1,500	20,687
Mitsui Fudosan Co. Ltd.	6,500	119,515
Nabtesco Corp.	4,800	139,105
Nagaileben Co. Ltd.	2,500	61,059
Nihon Parkerizing Co. Ltd.	6,400	65,899
NS Tool Co. Ltd.	1,200	29,666
OBIC Co. Ltd.	2,750	415,646
Oracle Corp. Japan	2,200	227,964
ORIX Corp.	23,300	279,865
OSG Corp.	10,700	140,586
Paramount Bed Holdings Co. Ltd.	1,300	54,028
ProNexus, Inc.	2,000	20,034
Recruit Holdings Co. Ltd.	16,000	466,739
San-Ai Oil Co. Ltd.	3,200	32,830
Shin-Etsu Chemical Co. Ltd.	3,500	386,057
Shinsei Bank Ltd.	15,600	188,182
SHO-BOND Holdings Co. Ltd.	6,380	260,099
Shoei Co. Ltd.	3,900	74,282
SK Kaken Co. Ltd.	120	45,846
SoftBank Group Corp.	4,300	184,309
Software Service, Inc.	500	47,058
Sony Corp.	4,900	315,335
Sony Financial Holdings, Inc.	11,200	212,315
Sumitomo Mitsui Financial Group, Inc.	11,300	297,159
Suzuki Motor Corp.	3,300	105,320
Takeda Pharmaceutical Co. Ltd.	11,361	409,694
Techno Medica Co. Ltd.	500	8,703
The Monogatari Corp.	280	16,907
TKC Corp.	700	34,897
Tocalo Co. Ltd.	2,600	25,948
Tokio Marine Holdings, Inc.	7,500	351,868
Tokyo Electron Ltd.	700	149,087
Toyota Motor Corp.	14,800	915,038
USS Co. Ltd.	16,600	264,511
Welcia Holdings Co. Ltd.	500	36,155
Workman Co. Ltd.	300	19,205
Yamada Consulting Group Co. Ltd.	700	7,351
Yamato Kogyo Co. Ltd.	600	11,998

TOTAL JAPAN		12,285,627

Kenya - 0.2%
Safaricom Ltd.	643,100	170,894
Korea (South) - 2.9%
BGF Retail Co. Ltd.	665	86,489
Leeno Industrial, Inc.	244	17,936
Samsung Electronics Co. Ltd.	43,217	1,778,712
Shinhan Financial Group Co. Ltd.	19,630	499,150

TOTAL KOREA (SOUTH)		2,382,287

Luxembourg - 0.3%
Globant SA (b)	2,100	242,907
Mexico - 1.5%
CEMEX S.A.B. de CV sponsored ADR	121,200	256,944
Grupo Financiero Banorte S.A.B. de CV Series O	127,400	348,406
Wal-Mart de Mexico SA de CV Series V	273,400	657,607

TOTAL MEXICO		1,262,957

Netherlands - 1.8%
Aalberts Industries NV	3,100	87,306
AerCap Holdings NV (b)	3,300	92,796
ASML Holding NV (Netherlands)	3,700	1,080,716
Koninklijke Philips Electronics NV	5,347	233,089
Takeaway.com Holding BV (a)(b)	200	20,387

TOTAL NETHERLANDS		1,514,294

New Zealand - 0.1%
Auckland International Airport Ltd.	20,037	73,992
Norway - 0.3%
Adevinta ASA Class B	10,577	87,496
Kongsberg Gruppen ASA	3,100	39,881
Schibsted ASA (B Shares)	5,433	105,584
Skandiabanken ASA (a)	3,000	16,017

TOTAL NORWAY		248,978

Philippines - 0.0%
Jollibee Food Corp.	6,150	17,354
Portugal - 0.2%
Galp Energia SGPS SA Class B	10,592	122,244
Russia - 1.3%
Lukoil PJSC sponsored ADR	4,300	281,650
MMC Norilsk Nickel PJSC sponsored ADR	18,900	525,042
Sberbank of Russia sponsored ADR	27,600	294,078

TOTAL RUSSIA		1,100,770

Singapore - 0.3%
United Overseas Bank Ltd.	16,000	228,626
South Africa - 1.2%
AngloGold Ashanti Ltd.	18,800	458,911
Clicks Group Ltd.	14,999	186,832
Impala Platinum Holdings Ltd.	56,663	337,953

TOTAL SOUTH AFRICA		983,696

Spain - 1.2%
Amadeus IT Holding SA Class A	6,700	322,469
Banco Santander SA (Spain)	169,630	378,749
Cellnex Telecom SA (a)	3,600	188,574
Fluidra SA (b)	2,266	25,329
Prosegur Compania de Seguridad SA (Reg.)	23,076	50,778
Unicaja Banco SA (a)	60,300	32,643

TOTAL SPAIN		998,542

Sweden - 2.6%
Addlife AB	1,814	57,447
AddTech AB (B Shares)	3,000	81,332
ASSA ABLOY AB (B Shares)	29,500	528,107
Atlas Copco AB (A Shares)	13,000	448,038
Epiroc AB Class A	18,500	185,141
Ericsson (B Shares)	38,000	324,640
Fagerhult AB	2,781	10,750
Investor AB (B Shares)	8,355	415,229
John Mattson Fastighetsforetag (b)	1,200	17,085
Lagercrantz Group AB (B Shares)	4,500	62,268
Loomis AB (B Shares)	900	21,947

TOTAL SWEDEN		2,151,984

Switzerland - 6.7%
Nestle SA (Reg. S)	15,956	1,689,900
Novartis AG	7,930	676,734
Roche Holding AG (participation certificate)	4,564	1,580,501
Schindler Holding AG:
(participation certificate)	1,539	342,000
(Reg.)	130	27,879
Swiss Life Holding AG	393	139,204
Tecan Group AG	240	77,427
Temenos Group AG	1,260	163,953
UBS Group AG	28,189	303,314
Zurich Insurance Group Ltd.	1,612	511,092

TOTAL SWITZERLAND		5,512,004

Taiwan - 3.9%
Addcn Technology Co. Ltd.	3,772	27,378
MediaTek, Inc.	49,000	675,398
Sporton International, Inc.	34,000	223,946
Taiwan Semiconductor Manufacturing Co. Ltd.	160,035	1,611,502
Unified-President Enterprises Corp.	101,000	234,745
Yageo Corp.	31,000	400,368

TOTAL TAIWAN		3,173,337

United Kingdom - 6.3%
Alliance Pharma PLC	33,014	31,394
Anglo American PLC (United Kingdom)	14,900	265,584
Ascential PLC (a)	4,162	13,262
AstraZeneca PLC (United Kingdom)	2,689	281,248
Avon Rubber PLC	2,400	80,104
BAE Systems PLC	17,600	112,260
Beazley PLC	17,400	86,785
BHP Billiton PLC	42,865	719,488
Bodycote PLC	2,400	17,638
BP PLC	165,840	653,479
Dechra Pharmaceuticals PLC	2,600	90,709
DP Poland PLC (b)	52,800	5,653
Great Portland Estates PLC	2,406	20,509
Hilton Food Group PLC	1,854	26,153
Howden Joinery Group PLC	4,400	29,106
Imperial Brands PLC	8,848	187,109
InterContinental Hotel Group PLC ADR	3,155	143,742
ITE Group PLC	39,100	11,253
Lloyds Banking Group PLC	594,068	240,365
London Stock Exchange Group PLC	2,600	244,162
Network International Holdings PLC (a)	26,400	137,991
Prudential PLC	14,740	207,943
RELX PLC (London Stock Exchange)	6,100	138,024
Rightmove PLC	27,400	171,723
Royal Dutch Shell PLC Class B sponsored ADR	8,400	268,548
RSA Insurance Group PLC	31,300	142,394
Spectris PLC	9,570	321,465
Spirax-Sarco Engineering PLC	1,099	120,812
Standard Chartered PLC (United Kingdom)	42,238	216,785
Standard Life PLC	45,859	127,706
Ultra Electronics Holdings PLC	1,301	32,297

TOTAL UNITED KINGDOM		5,145,691

United States of America - 6.9%
Alphabet, Inc. Class A (b)	168	226,246
Aspen Technology, Inc. (b)	1,200	122,700
Autoliv, Inc.	2,574	154,491
Berkshire Hathaway, Inc. Class B (b)	2,016	377,718
Black Knight, Inc. (b)	3,400	239,938
CME Group, Inc.	600	106,926
ConocoPhillips Co.	2,400	101,040
Lam Research Corp.	500	127,640
Marsh & McLennan Companies, Inc.	4,300	418,519
Martin Marietta Materials, Inc.	1,000	190,230
MasterCard, Inc. Class A	2,530	695,674
Moody's Corp.	1,650	402,435
Morningstar, Inc.	200	31,192
MSCI, Inc.	1,200	392,400
PriceSmart, Inc.	1,425	90,545
ResMed, Inc.	2,960	459,747
S&P Global, Inc.	1,350	395,388
Sherwin-Williams Co.	770	413,005
Visa, Inc. Class A	3,857	689,323

TOTAL UNITED STATES OF AMERICA		5,635,157

TOTAL COMMON STOCKS
(Cost $74,996,062)		80,096,998

Nonconvertible Preferred Stocks - 1.2%
Brazil - 0.7%
Itau Unibanco Holding SA	84,055	351,962
Petroleo Brasileiro SA - Petrobras sponsored ADR	35,467	245,077

TOTAL BRAZIL		597,039

Germany - 0.5%
Porsche Automobil Holding SE (Germany)	7,076	357,294
Sartorius AG (non-vtg.)	190	53,469

TOTAL GERMANY		410,763

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,446,160)		1,007,802

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.16% (c)
(Cost $1,011,745)	1,011,533	1,011,836
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $77,453,967)		82,116,636
NET OTHER ASSETS (LIABILITIES) - 0.1%		75,226
NET ASSETS - 100%		$82,191,862

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $774,031 or 0.9% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,670
Total	$5,670

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,035,610	$1,268,559	$2,767,051	$--
Consumer Discretionary	6,575,500	2,400,766	4,174,734	--
Consumer Staples	5,701,990	1,929,678	3,772,312	--
Energy	3,146,315	1,554,107	1,592,208	--
Financials	16,943,647	6,945,305	9,998,342	--
Health Care	8,600,409	4,113,661	4,486,748	--
Industrials	11,813,624	5,559,508	6,254,116	--
Information Technology	14,869,039	8,780,416	6,088,623	--
Materials	7,742,611	4,723,157	3,019,454	--
Real Estate	970,458	665,616	304,842	--
Utilities	705,597	151,647	553,950	--
Money Market Funds	1,011,836	1,011,836	--	--
Total Investments in Securities:	$82,116,636	$39,104,256	$43,012,380	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $76,442,222)	$81,104,800
Fidelity Central Funds (cost $1,011,745)	1,011,836
Total Investment in Securities (cost $77,453,967)		$82,116,636
Foreign currency held at value (cost $20,691)		20,788
Receivable for investments sold		273,652
Receivable for fund shares sold		19,320
Dividends receivable		508,596
Distributions receivable from Fidelity Central Funds		186
Prepaid expenses		44
Receivable from investment adviser for expense reductions		14,509
Other receivables		26,294
Total assets		82,980,025
Liabilities
Payable to custodian bank	$186,500
Payable for investments purchased	380,141
Payable for fund shares redeemed	89,159
Accrued management fee	58,387
Distribution and service plan fees payable	6,402
Other affiliated payables	15,948
Other payables and accrued expenses	51,626
Total liabilities		788,163
Net Assets		$82,191,862
Net Assets consist of:
Paid in capital		$79,136,951
Total accumulated earnings (loss)		3,054,911
Net Assets		$82,191,862
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,921,872 ÷ 717,842 shares)(a)		$8.25
Maximum offering price per share (100/94.25 of $8.25)		$8.75
Class M:
Net Asset Value and redemption price per share ($9,684,646 ÷ 1,167,202 shares)(a)		$8.30
Maximum offering price per share (100/96.50 of $8.30)		$8.60
Class C:
Net Asset Value and offering price per share ($1,666,591 ÷ 202,038 shares)(a)		$8.25
Total International Equity:
Net Asset Value, offering price and redemption price per share ($59,118,778 ÷ 7,150,266 shares)		$8.27
Class I:
Net Asset Value, offering price and redemption price per share ($2,573,324 ÷ 312,390 shares)		$8.24
Class Z:
Net Asset Value, offering price and redemption price per share ($3,226,651 ÷ 391,191 shares)		$8.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$913,342
Income from Fidelity Central Funds		5,670
Income before foreign taxes withheld		919,012
Less foreign taxes withheld		(101,862)
Total income		817,150
Expenses
Management fee
Basic fee	$321,014
Performance adjustment	86,504
Transfer agent fees	82,277
Distribution and service plan fees	46,166
Accounting fees and expenses	24,343
Custodian fees and expenses	21,859
Independent trustees' fees and expenses	289
Registration fees	37,532
Audit	47,570
Legal	2,083
Miscellaneous	2,251
Total expenses before reductions	671,888
Expense reductions	(91,906)
Total expenses after reductions		579,982
Net investment income (loss)		237,168
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,001,411)
Fidelity Central Funds	(29)
Foreign currency transactions	(28,110)
Total net realized gain (loss)		(1,029,550)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(9,147,670)
Fidelity Central Funds	78
Assets and liabilities in foreign currencies	2,106
Total change in net unrealized appreciation (depreciation)		(9,145,486)
Net gain (loss)		(10,175,036)
Net increase (decrease) in net assets resulting from operations		$(9,937,868)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$237,168	$1,645,228
Net realized gain (loss)	(1,029,550)	1,151,971
Change in net unrealized appreciation (depreciation)	(9,145,486)	10,514,574
Net increase (decrease) in net assets resulting from operations	(9,937,868)	13,311,773
Distributions to shareholders	(1,600,384)	(764,299)
Share transactions - net increase (decrease)	(4,607,656)	(17,112,594)
Total increase (decrease) in net assets	(16,145,908)	(4,565,120)
Net Assets
Beginning of period	98,337,770	102,902,890
End of period	$82,191,862	$98,337,770

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.34	$8.20	$9.39	$7.67	$7.79	$8.00
Income from Investment Operations
Net investment income (loss)A	.02	.14	.08	.09	.08	.07
Net realized and unrealized gain (loss)	(.97)	1.05	(.89)	1.71	(.14)	(.14)
Total from investment operations	(.95)	1.19	(.81)	1.80	(.06)	(.07)
Distributions from net investment income	(.14)	(.05)	(.15)	(.08)	(.06)	(.10)
Distributions from net realized gain	–	–	(.23)	–	–	(.04)
Total distributions	(.14)	(.05)	(.38)	(.08)	(.06)	(.14)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$8.25	$9.34	$8.20	$9.39	$7.67	$7.79
Total ReturnC,D,E	(10.36)%	14.63%	(9.04)%	23.78%	(.76)%	(.89)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.64%H	1.51%	1.60%	1.67%	1.52%	1.48%
Expenses net of fee waivers, if any	1.40%H	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.39%H	1.44%	1.44%	1.43%	1.45%	1.44%
Net investment income (loss)	.35%H	1.55%	.90%	1.02%	1.10%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$5,922	$7,249	$7,526	$9,292	$8,576	$9,163
Portfolio turnover rateI	38%H	69%	52%	66%J	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.38	$8.22	$9.42	$7.70	$7.81	$8.04
Income from Investment Operations
Net investment income (loss)A	–B	.11	.06	.06	.06	.05
Net realized and unrealized gain (loss)	(.96)	1.07	(.90)	1.73	(.13)	(.15)
Total from investment operations	(.96)	1.18	(.84)	1.79	(.07)	(.10)
Distributions from net investment income	(.12)	(.02)	(.13)	(.07)	(.04)	(.09)
Distributions from net realized gain	–	–	(.23)	–	–	(.04)
Total distributions	(.12)	(.02)	(.36)	(.07)	(.04)	(.13)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$8.30	$9.38	$8.22	$9.42	$7.70	$7.81
Total ReturnC,D,E	(10.43)%	14.38%	(9.30)%	23.41%	(.86)%	(1.26)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.89%H	1.76%	1.85%	1.90%	1.73%	1.70%
Expenses net of fee waivers, if any	1.66%H	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.65%H	1.69%	1.69%	1.68%	1.69%	1.69%
Net investment income (loss)	.10%H	1.30%	.65%	.77%	.85%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$9,685	$11,733	$11,882	$15,894	$13,893	$13,962
Portfolio turnover rateI	38%H	69%	52%	66%J	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.30	$8.17	$9.37	$7.66	$7.77	$8.00
Income from Investment Operations
Net investment income (loss)A	(.02)	.07	.01	.02	.03	.01
Net realized and unrealized gain (loss)	(.96)	1.06	(.89)	1.71	(.14)	(.15)
Total from investment operations	(.98)	1.13	(.88)	1.73	(.11)	(.14)
Distributions from net investment income	(.07)	–	(.10)	(.02)	–	(.05)
Distributions from net realized gain	–	–	(.23)	–	–	(.04)
Total distributions	(.07)	–	(.32)B	(.02)	–	(.09)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$8.25	$9.30	$8.17	$9.37	$7.66	$7.77
Total ReturnD,E,F	(10.67)%	13.83%	(9.72)%	22.70%	(1.42)%	(1.73)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.45%I	2.33%	2.43%	2.48%	2.30%	2.26%
Expenses net of fee waivers, if any	2.16%I	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.15%I	2.19%	2.19%	2.18%	2.20%	2.19%
Net investment income (loss)	(.40)%I	.80%	.14%	.27%	.35%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$1,667	$2,203	$2,705	$3,211	$2,713	$3,311
Portfolio turnover rateJ	38%I	69%	52%	66%K	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.226 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.37	$8.23	$9.40	$7.70	$7.82	$8.03
Income from Investment Operations
Net investment income (loss)A	.03	.16	.11	.11	.11	.10
Net realized and unrealized gain (loss)	(.97)	1.06	(.90)	1.70	(.13)	(.14)
Total from investment operations	(.94)	1.22	(.79)	1.81	(.02)	(.04)
Distributions from net investment income	(.16)	(.08)	(.15)	(.11)	(.10)	(.13)
Distributions from net realized gain	–	–	(.23)	–	–	(.04)
Total distributions	(.16)	(.08)	(.38)	(.11)	(.10)	(.17)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$8.27	$9.37	$8.23	$9.40	$7.70	$7.82
Total ReturnC,D	(10.22)%	14.97%	(8.84)%	23.86%	(.32)%	(.51)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.33%G	1.20%	1.29%	1.15%	1.11%	1.07%
Expenses net of fee waivers, if any	1.15%G	1.20%	1.20%	1.14%	1.11%	1.07%
Expenses net of all reductions	1.15%G	1.19%	1.19%	1.13%	1.10%	1.06%
Net investment income (loss)	.60%G	1.81%	1.15%	1.33%	1.44%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$59,119	$70,251	$71,170	$82,077	$280,672	$307,035
Portfolio turnover rateH	38%G	69%	52%	66%I	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.35	$8.19	$9.38	$7.66	$7.78	$7.99
Income from Investment Operations
Net investment income (loss)A	.03	.16	.10	.11	.10	.09
Net realized and unrealized gain (loss)	(.97)	1.07	(.89)	1.71	(.13)	(.14)
Total from investment operations	(.94)	1.23	(.79)	1.82	(.03)	(.05)
Distributions from net investment income	(.17)	(.07)	(.17)	(.10)	(.09)	(.12)
Distributions from net realized gain	–	–	(.23)	–	–	(.04)
Total distributions	(.17)	(.07)	(.40)	(.10)	(.09)	(.16)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$8.24	$9.35	$8.19	$9.38	$7.66	$7.78
Total ReturnC,D	(10.30)%	15.11%	(8.86)%	24.08%	(.43)%	(.64)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%G	1.18%	1.29%	1.42%	1.22%	1.17%
Expenses net of fee waivers, if any	1.16%G	1.18%	1.20%	1.20%	1.20%	1.17%
Expenses net of all reductions	1.15%G	1.17%	1.19%	1.18%	1.20%	1.16%
Net investment income (loss)	.60%G	1.82%	1.15%	1.28%	1.35%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$2,573	$3,086	$9,405	$6,776	$2,156	$2,602
Portfolio turnover rateH	38%G	69%	52%	66%I	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.36	$8.22	$9.39	$7.73
Income from Investment Operations
Net investment income (loss)B	.03	.18	.12	.08
Net realized and unrealized gain (loss)	(.96)	1.05	(.89)	1.58
Total from investment operations	(.93)	1.23	(.77)	1.66
Distributions from net investment income	(.18)	(.09)	(.17)	–
Distributions from net realized gain	–	–	(.23)	–
Total distributions	(.18)	(.09)	(.40)	–
Redemption fees added to paid in capitalB	–	–	–C	–C
Net asset value, end of period	$8.25	$9.36	$8.22	$9.39
Total ReturnD,E	(10.18)%	15.13%	(8.63)%	21.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%H	1.09%	1.16%	1.32%H
Expenses net of fee waivers, if any	1.00%H	1.04%	1.05%	1.05%H
Expenses net of all reductions	1.00%H	1.03%	1.04%	1.04%H
Net investment income (loss)	.75%H	1.97%	1.30%	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,227	$3,815	$216	$246
Portfolio turnover rateI	38%H	69%	52%	66%J

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, expiring capital loss carryforwards, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,765,657
Gross unrealized depreciation	(10,641,930)
Net unrealized appreciation (depreciation)	$4,123,727
Tax cost	$77,992,909

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Equity Fund	17,521,903	23,104,096

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .87% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$8,454	$89
Class M	.25%	.25%	27,562	286
Class C	.75%	.25%	10,150	1,703
			$46,166	$2,078

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$900
Class M	298
Class C(a)	212
$1,410

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$7,823.23
Class M	12,610.23
Class C	2,936.29
Total International Equity	55,898.17
Class I	2,244.15
Class Z	766.04
	$82,277

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Total International Equity Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total International Equity Fund	$102

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Total International Equity Fund	$120

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45% / 1.35%(a)	$7,992
Class M	1.70% / 1.60%(a)	12,917
Class C	2.20% / 2.10%(a)	2,990
Total International Equity	1.20% / 1.10%(a)	57,369
Class I	1.20% / 1.10%(a)	2,305
Class Z	1.05% / .95%(a)	3,527
		$87,100

 (a) Expense limitation effective February 1, 2020

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,604 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $202.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$106,902	$46,299
Class M	141,808	27,216
Class C	15,508	–
Total International Equity	1,209,290	657,302
Class I	54,292	31,377
Class Z	72,584	2,105
Total	$1,600,384	$764,299

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	58,579	137,444	$476,944	$1,178,771
Reinvestment of distributions	11,309	5,828	106,875	46,279
Shares redeemed	(127,956)	(285,183)	(1,171,155)	(2,496,834)
Net increase (decrease)	(58,068)	(141,911)	$(587,336)	$(1,271,784)
Class M
Shares sold	41,849	51,083	$350,562	$438,752
Reinvestment of distributions	14,911	3,402	141,808	27,216
Shares redeemed	(139,820)	(249,013)	(1,290,027)	(2,185,232)
Net increase (decrease)	(83,060)	(194,528)	$(797,657)	$(1,719,264)
Class C
Shares sold	11,811	50,549	$106,176	$435,371
Reinvestment of distributions	1,633	–	15,483	–
Shares redeemed	(48,220)	(144,648)	(446,679)	(1,245,139)
Net increase (decrease)	(34,776)	(94,099)	$(325,020)	$(809,768)
Total International Equity
Shares sold	683,798	861,198	$5,999,133	$7,437,666
Reinvestment of distributions	118,078	76,720	1,117,023	609,928
Shares redeemed	(1,145,601)	(2,087,974)	(9,739,863)	(18,014,198)
Net increase (decrease)	(343,725)	(1,150,056)	$(2,623,707)	$(9,966,604)
Class I
Shares sold	52,499	268,632	$490,006	$2,311,059
Reinvestment of distributions	5,372	3,542	50,662	28,087
Shares redeemed	(75,720)	(1,089,632)	(648,783)	(9,019,644)
Net increase (decrease)	(17,849)	(817,458)	$(108,115)	$(6,680,498)
Class Z
Shares sold	60,544	439,804	$514,171	$3,842,585
Reinvestment of distributions	7,494	257	70,665	2,035
Shares redeemed	(84,357)	(58,782)	(750,657)	(509,296)
Net increase (decrease)	(16,319)	381,279	$(165,821)	$3,335,324

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.40%
Actual		$1,000.00	$896.40	$6.60
Hypothetical-C		$1,000.00	$1,017.90	$7.02
Class M	1.66%
Actual		$1,000.00	$895.70	$7.82
Hypothetical-C		$1,000.00	$1,016.61	$8.32
Class C	2.16%
Actual		$1,000.00	$893.30	$10.17
Hypothetical-C		$1,000.00	$1,014.12	$10.82
Total International Equity	1.15%
Actual		$1,000.00	$897.80	$5.43
Hypothetical-C		$1,000.00	$1,019.14	$5.77
Class I	1.16%
Actual		$1,000.00	$897.00	$5.47**
Hypothetical-C		$1,000.00	$1,019.10	$5.82**
Class Z	1.00%
Actual		$1,000.00	$898.20	$4.72**
Hypothetical-C		$1,000.00	$1,019.89	$5.02**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/or expense cap, effective February 1, 2020, had been in effect during the entire period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Class I	1.10%
Actual		$5.19
Hypothetical-(b)		$5.52
Class Z	.95%
Actual		$4.48
Hypothetical-(b)		$4.77

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in February 2019 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Total International Equity Fund

2019 Total Return % vs. Morningstar Foreign Large Val/Blend/Growth Sm/Mid Val/Blend/Growth and MSCI AC Wld exUS (Net MA):

75% beaten
25% beaten
Benchmark
Retail Class
Class C
4.00
2.00
0.00
-2.00
-4.00
-6.00
3.23
2.12
1.67
1.47
-4.09
35.0
30.0
25.0
20.0
31.6
30.7
30.8
26.9
21.2
25.0
20.0
15.0
10.0
5.0
0.0
21.0
18.0
14.9
12.2
4.4
1 Year
3 Year
5 Year

**% Beaten**

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| Retail Class | 83% | 75% | 79% |
| Class A | 82% | 68% | 77% |
| Class C | 77% | 48% | 65% |
| Class I | 83% | 75% | 79% |
| Class M | 81% | 61% | 74% |
| Class Z | 84% | - | - |

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A and the retail class was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the total expense ratio of Class Z was above the competitive median primarily because of higher other expenses due to asset levels. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, 1.05%, and 1.20% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

TIE-SANN-0620
1.912361.110

Fidelity® International Growth Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
United States of America*	23.4%
Switzerland	13.6%
Japan	12.1%
Germany	8.5%
France	5.6%
Hong Kong	4.5%
Sweden	4.4%
United Kingdom	4.1%
Netherlands	4.0%
Other	19.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	96.7
Short-Term Investments and Net Other Assets (Liabilities)	3.3

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	6.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	5.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	4.0
SAP SE (Germany, Software)	3.7
CSL Ltd. (Australia, Biotechnology)	3.4
Keyence Corp. (Japan, Electronic Equipment & Components)	3.4
AIA Group Ltd. (Hong Kong, Insurance)	3.2
Visa, Inc. Class A (United States of America, IT Services)	2.6
Linde PLC (Germany, Chemicals)	2.5
MasterCard, Inc. Class A (United States of America, IT Services)	2.5
36.9

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	23.7
Industrials	17.9
Financials	17.0
Health Care	12.7
Consumer Staples	7.4
Materials	7.1
Consumer Discretionary	5.9
Communication Services	3.8
Real Estate	1.1
Energy	0.1

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 3.4%
CSL Ltd.	632,223	$126,019,353
Bailiwick of Jersey - 1.6%
Experian PLC	1,981,600	59,508,182
Belgium - 0.4%
KBC Groep NV	288,408	15,643,531
Brazil - 0.3%
BM&F BOVESPA SA	1,660,200	11,729,691
Canada - 1.8%
Canadian National Railway Co.	158,200	13,082,655
Canadian Pacific Railway Ltd.	108,700	24,705,149
Franco-Nevada Corp.	193,000	25,534,595
Pason Systems, Inc.	64,900	352,953
PrairieSky Royalty Ltd.	409,100	2,991,945

TOTAL CANADA		66,667,297

Cayman Islands - 3.0%
Alibaba Group Holding Ltd.	170,600	4,329,696
Alibaba Group Holding Ltd. sponsored ADR (a)	303,200	61,449,544
Tencent Holdings Ltd.	862,300	45,330,626

TOTAL CAYMAN ISLANDS		111,109,866

Finland - 1.0%
Kone OYJ (B Shares)	528,600	32,045,012
Tikkurila Oyj	372,804	4,877,935

TOTAL FINLAND		36,922,947

France - 5.6%
Edenred SA	753,748	30,371,827
Legrand SA	549,400	36,833,236
LVMH Moet Hennessy Louis Vuitton SE	221,700	85,707,659
Safran SA	350,200	32,558,490
Sanofi SA (b)	212,300	20,749,960

TOTAL FRANCE		206,221,172

Germany - 8.5%
Deutsche Borse AG	286,400	44,403,024
Linde PLC (b)	503,079	92,893,902
SAP SE	1,140,501	135,841,991
Vonovia SE	787,700	38,887,207

TOTAL GERMANY		312,026,124

Hong Kong - 4.5%
AIA Group Ltd.	12,698,400	116,542,987
Hong Kong Exchanges and Clearing Ltd.	1,546,100	49,571,314

TOTAL HONG KONG		166,114,301

India - 1.2%
Housing Development Finance Corp. Ltd.	1,790,478	45,298,836
Ireland - 1.5%
CRH PLC sponsored ADR	1,755,366	52,871,624
Italy - 0.6%
Interpump Group SpA	737,326	21,476,605
Japan - 12.1%
Azbil Corp.	1,080,770	28,641,941
Fanuc Corp.	308,900	50,416,607
Hoya Corp.	731,200	67,222,841
Keyence Corp.	342,448	123,717,178
Misumi Group, Inc.	2,204,700	53,127,281
Nabtesco Corp.	421,800	12,223,808
OSG Corp.	822,300	10,804,109
Recruit Holdings Co. Ltd.	1,592,000	46,440,545
SHO-BOND Holdings Co. Ltd.	494,800	20,171,924
USS Co. Ltd.	1,857,100	29,591,772

TOTAL JAPAN		442,358,006

Kenya - 0.6%
Safaricom Ltd.	75,752,900	20,130,141
Korea (South) - 0.3%
BGF Retail Co. Ltd.	69,522	9,041,912
Netherlands - 4.0%
ASML Holding NV (Netherlands)	499,600	145,925,918
New Zealand - 0.3%
Auckland International Airport Ltd.	2,715,740	10,028,657
Norway - 0.7%
Adevinta ASA Class B	1,432,158	11,847,223
Schibsted ASA (B Shares)	770,600	14,975,667

TOTAL NORWAY		26,822,890

South Africa - 0.5%
Clicks Group Ltd.	1,480,638	18,443,242
Spain - 1.3%
Amadeus IT Holding SA Class A	913,200	43,952,071
Prosegur Compania de Seguridad SA (Reg.)	1,983,048	4,363,631

TOTAL SPAIN		48,315,702

Sweden - 4.4%
ASSA ABLOY AB (B Shares) (b)	4,133,283	73,993,789
Atlas Copco AB (A Shares)	1,751,900	60,378,316
Epiroc AB Class A	2,493,900	24,958,027

TOTAL SWEDEN		159,330,132

Switzerland - 13.6%
Nestle SA (Reg. S)	2,200,209	233,024,204
Roche Holding AG (participation certificate)	557,623	193,103,384
Schindler Holding AG:
(participation certificate)	207,158	46,035,111
(Reg.)	18,350	3,935,198
Temenos Group AG	174,300	22,680,218

TOTAL SWITZERLAND		498,778,115

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,612,000	46,441,379
United Kingdom - 4.1%
BAE Systems PLC	2,504,300	15,973,514
InterContinental Hotel Group PLC ADR (b)	422,670	19,256,845
London Stock Exchange Group PLC	354,900	33,328,063
Network International Holdings PLC (c)	2,289,100	11,964,954
Prudential PLC	2,031,865	28,664,369
Rightmove PLC	2,562,400	16,059,258
Spectris PLC	754,957	25,359,659

TOTAL UNITED KINGDOM		150,606,662

United States of America - 20.1%
Alphabet, Inc. Class A (a)	22,236	29,945,221
Aspen Technology, Inc. (a)	157,800	16,135,050
Autoliv, Inc. (b)	310,169	18,616,343
Berkshire Hathaway, Inc. Class B (a)	270,684	50,715,354
Black Knight, Inc. (a)	468,900	33,090,273
CME Group, Inc.	87,300	15,557,733
Lam Research Corp.	74,300	18,967,304
Marsh & McLennan Companies, Inc.	573,251	55,794,520
Martin Marietta Materials, Inc.	133,900	25,471,797
MasterCard, Inc. Class A	337,400	92,774,878
Moody's Corp.	224,100	54,657,990
MSCI, Inc.	161,200	52,712,400
PriceSmart, Inc.	154,486	9,816,040
ResMed, Inc.	375,100	58,260,532
S&P Global, Inc.	184,700	54,094,936
Sherwin-Williams Co.	109,000	58,464,330
Visa, Inc. Class A	522,760	93,427,667

TOTAL UNITED STATES OF AMERICA		738,502,368

TOTAL COMMON STOCKS
(Cost $2,866,642,259)		3,546,334,653

Money Market Funds - 7.7%
Fidelity Cash Central Fund 0.16% (d)	122,499,710	122,536,459
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	159,729,885	159,745,858
TOTAL MONEY MARKET FUNDS
(Cost $282,275,068)		282,282,317
TOTAL INVESTMENT IN SECURITIES - 104.4%
(Cost $3,148,917,327)		3,828,616,970
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(160,551,007)
NET ASSETS - 100%		$3,668,065,963

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,964,954 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$505,283
Fidelity Securities Lending Cash Central Fund	69,992
Total	$575,275

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$138,288,136	$92,957,510	$45,330,626	$--
Consumer Discretionary	218,951,859	128,914,504	90,037,355	--
Consumer Staples	270,325,398	18,857,952	251,467,446	--
Energy	3,344,898	3,344,898	--	--
Financials	628,714,748	328,590,687	300,124,061	--
Health Care	465,356,070	146,233,333	319,122,737	--
Industrials	653,059,846	241,970,483	411,089,363	--
Information Technology	869,292,308	541,083,020	328,209,288	--
Materials	260,114,183	260,114,183	--	--
Real Estate	38,887,207	38,887,207	--	--
Money Market Funds	282,282,317	282,282,317	--	--
Total Investments in Securities:	$3,828,616,970	$2,083,236,094	$1,745,380,876	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $147,476,211) — See accompanying schedule: Unaffiliated issuers (cost $2,866,642,259)	$3,546,334,653
Fidelity Central Funds (cost $282,275,068)	282,282,317
Total Investment in Securities (cost $3,148,917,327)		$3,828,616,970
Foreign currency held at value (cost $59,150)		59,151
Receivable for investments sold		1,385,328
Receivable for fund shares sold		11,085,681
Dividends receivable		14,547,575
Distributions receivable from Fidelity Central Funds		60,947
Prepaid expenses		1,301
Other receivables		119,280
Total assets		3,855,876,233
Liabilities
Payable for investments purchased	$13,671,308
Payable for fund shares redeemed	11,217,535
Accrued management fee	2,335,023
Distribution and service plan fees payable	85,017
Other affiliated payables	525,556
Other payables and accrued expenses	228,433
Collateral on securities loaned	159,747,398
Total liabilities		187,810,270
Net Assets		$3,668,065,963
Net Assets consist of:
Paid in capital		$3,154,642,071
Total accumulated earnings (loss)		513,423,892
Net Assets		$3,668,065,963
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($159,166,353 ÷ 11,325,280 shares)(a)		$14.05
Maximum offering price per share (100/94.25 of $14.05)		$14.91
Class M:
Net Asset Value and redemption price per share ($26,951,661 ÷ 1,920,775 shares)(a)		$14.03
Maximum offering price per share (100/96.50 of $14.03)		$14.54
Class C:
Net Asset Value and offering price per share ($51,729,388 ÷ 3,755,002 shares)(a)		$13.78
International Growth:
Net Asset Value, offering price and redemption price per share ($1,117,290,817 ÷ 78,932,463 shares)		$14.16
Class I:
Net Asset Value, offering price and redemption price per share ($1,127,540,921 ÷ 79,842,102 shares)		$14.12
Class Z:
Net Asset Value, offering price and redemption price per share ($1,185,386,823 ÷ 83,812,310 shares)		$14.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$28,234,819
Income from Fidelity Central Funds (including $69,992 from security lending)		575,275
Income before foreign taxes withheld		28,810,094
Less foreign taxes withheld		(2,977,933)
Total income		25,832,161
Expenses
Management fee
Basic fee	$12,614,807
Performance adjustment	1,933,856
Transfer agent fees	2,473,451
Distribution and service plan fees	570,046
Accounting fees	752,352
Custodian fees and expenses	141,357
Independent trustees' fees and expenses	10,694
Registration fees	179,429
Audit	44,952
Legal	5,372
Miscellaneous	76,493
Total expenses before reductions	18,802,809
Expense reductions	(123,596)
Total expenses after reductions		18,679,213
Net investment income (loss)		7,152,948
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(66,417,951)
Fidelity Central Funds	(1,856)
Foreign currency transactions	(40,386)
Total net realized gain (loss)		(66,460,193)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $382,270)	(176,239,940)
Fidelity Central Funds	6,106
Assets and liabilities in foreign currencies	92,110
Total change in net unrealized appreciation (depreciation)		(176,141,724)
Net gain (loss)		(242,601,917)
Net increase (decrease) in net assets resulting from operations		$(235,448,969)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,152,948	$38,864,369
Net realized gain (loss)	(66,460,193)	(16,958,958)
Change in net unrealized appreciation (depreciation)	(176,141,724)	515,068,399
Net increase (decrease) in net assets resulting from operations	(235,448,969)	536,973,810
Distributions to shareholders	(37,153,471)	(19,640,106)
Share transactions - net increase (decrease)	613,804,905	555,139,771
Total increase (decrease) in net assets	341,202,465	1,072,473,475
Net Assets
Beginning of period	3,326,863,498	2,254,390,023
End of period	$3,668,065,963	$3,326,863,498

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.03	$12.47	$13.34	$10.88	$11.30	$11.01
Income from Investment Operations
Net investment income (loss)A	.01	.15B	.09	.07	.12C	.07
Net realized and unrealized gain (loss)	(.87)	2.48	(.90)	2.49	(.48)	.28
Total from investment operations	(.86)	2.63	(.81)	2.56	(.36)	.35
Distributions from net investment income	(.12)	(.07)	(.04)	(.10)	(.05)	(.06)
Distributions from net realized gain	–	–	(.02)	–	(.01)	–
Total distributions	(.12)	(.07)	(.06)	(.10)	(.06)	(.06)
Redemption fees added to paid in capitalA	–	–	–	–	–D	–D
Net asset value, end of period	$14.05	$15.03	$12.47	$13.34	$10.88	$11.30
Total ReturnE,F,G	(5.82)%	21.25%	(6.12)%	23.80%	(3.22)%	3.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.32%J	1.28%	1.24%	1.28%	1.27%	1.26%
Expenses net of fee waivers, if any	1.32%J	1.28%	1.23%	1.28%	1.27%	1.26%
Expenses net of all reductions	1.31%J	1.27%	1.22%	1.27%	1.27%	1.25%
Net investment income (loss)	.09%J	1.14%B	.64%	.62%	1.05%C	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$159,166	$164,247	$138,802	$156,988	$221,861	$184,878
Portfolio turnover rateK	24%J	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .65%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.99	$12.43	$13.30	$10.84	$11.26	$10.96
Income from Investment Operations
Net investment income (loss)A	(.02)	.11B	.05	.04	.08C	.04
Net realized and unrealized gain (loss)	(.87)	2.48	(.90)	2.49	(.48)	.27
Total from investment operations	(.89)	2.59	(.85)	2.53	(.40)	.31
Distributions from net investment income	(.07)	(.03)	(.01)	(.07)	(.01)	(.01)
Distributions from net realized gain	–	–	(.02)	–	(.01)	–
Total distributions	(.07)	(.03)	(.02)D	(.07)	(.02)	(.01)
Redemption fees added to paid in capitalA	–	–	–	–	–E	–E
Net asset value, end of period	$14.03	$14.99	$12.43	$13.30	$10.84	$11.26
Total ReturnF,G,H	(6.00)%	20.92%	(6.40)%	23.51%	(3.58)%	2.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.62%K	1.58%	1.54%	1.59%	1.61%	1.58%
Expenses net of fee waivers, if any	1.61%K	1.58%	1.53%	1.59%	1.61%	1.58%
Expenses net of all reductions	1.61%K	1.58%	1.52%	1.58%	1.61%	1.58%
Net investment income (loss)	(.21)%K	.83%B	.34%	.31%	.71%C	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$26,952	$28,534	$26,479	$33,597	$27,966	$28,833
Portfolio turnover rateL	24%K	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 D Total distributions of $.02 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.015 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.68	$12.20	$13.10	$10.67	$11.12	$10.87
Income from Investment Operations
Net investment income (loss)A	(.05)	.05B	(.01)	(.02)	.03C	(.02)
Net realized and unrealized gain (loss)	(.85)	2.43	(.89)	2.47	(.47)	.27
Total from investment operations	(.90)	2.48	(.90)	2.45	(.44)	.25
Distributions from net investment income	–	–	–	(.02)	–	–
Distributions from net realized gain	–	–	–	–	(.01)	–
Total distributions	–	–	–	(.02)	(.01)	–
Redemption fees added to paid in capitalA	–	–	–	–	–D	–D
Net asset value, end of period	$13.78	$14.68	$12.20	$13.10	$10.67	$11.12
Total ReturnE,F,G	(6.13)%	20.33%	(6.87)%	22.96%	(3.98)%	2.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.09%J	2.04%	1.99%	2.04%	2.07%	2.06%
Expenses net of fee waivers, if any	2.09%J	2.04%	1.99%	2.04%	2.07%	2.06%
Expenses net of all reductions	2.08%J	2.03%	1.98%	2.04%	2.06%	2.05%
Net investment income (loss)	(.68)%J	.38%B	(.11)%	(.15)%	.26%C	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$51,729	$57,291	$60,489	$68,908	$52,738	$52,378
Portfolio turnover rateK	24%J	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.16	$12.57	$13.45	$10.97	$11.38	$11.10
Income from Investment Operations
Net investment income (loss)A	.03	.19B	.13	.10	.15C	.11
Net realized and unrealized gain (loss)	(.87)	2.51	(.92)	2.51	(.47)	.26
Total from investment operations	(.84)	2.70	(.79)	2.61	(.32)	.37
Distributions from net investment income	(.16)	(.11)	(.08)	(.13)	(.08)	(.09)
Distributions from net realized gain	–	–	(.02)	–	(.01)	–
Total distributions	(.16)	(.11)	(.09)D	(.13)	(.09)	(.09)
Redemption fees added to paid in capitalA	–	–	–	–	–E	–E
Net asset value, end of period	$14.16	$15.16	$12.57	$13.45	$10.97	$11.38
Total ReturnF,G	(5.66)%	21.66%	(5.89)%	24.14%	(2.87)%	3.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.03%J	.99%	.95%	1.03%	.99%	.97%
Expenses net of fee waivers, if any	1.03%J	.99%	.95%	1.03%	.99%	.97%
Expenses net of all reductions	1.02%J	.99%	.94%	1.03%	.98%	.96%
Net investment income (loss)	.38%J	1.42%B	.93%	.87%	1.34%C	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,117,291	$1,040,532	$811,101	$961,775	$1,038,771	$938,348
Portfolio turnover rateK	24%J	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 D Total distributions of $.09 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.015 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.13	$12.55	$13.43	$10.95	$11.36	$11.08
Income from Investment Operations
Net investment income (loss)A	.03	.20B	.13	.11	.15C	.11
Net realized and unrealized gain (loss)	(.88)	2.49	(.91)	2.51	(.47)	.27
Total from investment operations	(.85)	2.69	(.78)	2.62	(.32)	.38
Distributions from net investment income	(.16)	(.11)	(.09)	(.14)	(.08)	(.10)
Distributions from net realized gain	–	–	(.02)	–	(.01)	–
Total distributions	(.16)	(.11)	(.10)D	(.14)	(.09)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–	–E	–E
Net asset value, end of period	$14.12	$15.13	$12.55	$13.43	$10.95	$11.36
Total ReturnF,G	(5.72)%	21.64%	(5.83)%	24.23%	(2.87)%	3.41%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.03%J	.97%	.93%	.98%	.98%	.98%
Expenses net of fee waivers, if any	1.03%J	.97%	.93%	.98%	.98%	.98%
Expenses net of all reductions	1.02%J	.97%	.92%	.97%	.98%	.97%
Net investment income (loss)	.38%J	1.44%B	.94%	.92%	1.34%C	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,127,541	$953,360	$660,961	$728,227	$359,676	$267,745
Portfolio turnover rateK	24%J	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 D Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.015 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.16	$12.57	$13.45	$10.97	$11.38	$11.10
Income from Investment Operations
Net investment income (loss)A	.04	.22B	.15	.13	.16C	.12
Net realized and unrealized gain (loss)	(.88)	2.50	(.91)	2.50	(.47)	.27
Total from investment operations	(.84)	2.72	(.76)	2.63	(.31)	.39
Distributions from net investment income	(.18)	(.13)	(.10)	(.15)	(.09)	(.11)
Distributions from net realized gain	–	–	(.02)	–	(.01)	–
Total distributions	(.18)	(.13)	(.12)	(.15)	(.10)	(.11)
Redemption fees added to paid in capitalA	–	–	–	–	–D	–D
Net asset value, end of period	$14.14	$15.16	$12.57	$13.45	$10.97	$11.38
Total ReturnE,F	(5.67)%	21.85%	(5.71)%	24.33%	(2.73)%	3.52%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%I	.84%	.80%	.84%	.85%	.84%
Expenses net of fee waivers, if any	.90%I	.84%	.80%	.84%	.85%	.84%
Expenses net of all reductions	.89%I	.84%	.79%	.84%	.84%	.83%
Net investment income (loss)	.51%I	1.57%B	1.08%	1.05%	1.48%C	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$1,185,387	$1,082,899	$556,558	$373,878	$16,977	$897
Portfolio turnover rateJ	24%I	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.08%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$834,661,570
Gross unrealized depreciation	(164,821,989)
Net unrealized appreciation (depreciation)	$669,839,581
Tax cost	$3,158,777,389

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(91,578,883)
Long-term	(10,275,939)
Total capital loss carryforward	$(101,854,822)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Growth Fund	972,522,907	433,869,213

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$213,337	$7,375
Class M	.25%	.25%	71,882	552
Class C	.75%	.25%	284,827	35,917
			$570,046	$43,844

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$40,963
Class M	2,036
Class C(a)	2,461
$45,460

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for and Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$183,191.22
Class M	37,186.26
Class C	66,139.23
International Growth	1,031,590.18
Class I	891,558.17
Class Z	263,787.04
	$2,473,451

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Growth Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Growth Fund	$1,249

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $17,172.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Growth Fund	$4,496

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $86,564. Total fees paid by the Fund to NFS, as lending agent, amounted to $3,124. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $877 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $96,513 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $89.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,484.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $19,510 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,293,004	$799,140
Class M	126,566	67,406
International Growth	11,436,124	6,773,948
Class I	10,268,278	5,925,234
Class Z	14,029,499	6,074,378
Total	$37,153,471	$19,640,106

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	2,010,072	2,189,906	$30,474,224	$29,617,042
Reinvestment of distributions	82,376	65,987	1,271,885	797,127
Shares redeemed	(1,691,629)	(2,460,516)	(24,254,589)	(33,266,170)
Net increase (decrease)	400,819	(204,623)	$7,491,520	$(2,852,001)
Class M
Shares sold	192,814	222,854	$2,896,818	$2,985,191
Reinvestment of distributions	8,192	5,584	126,487	67,395
Shares redeemed	(184,358)	(454,872)	(2,691,973)	(6,157,629)
Net increase (decrease)	16,648	(226,434)	$331,332	$(3,105,043)
Class C
Shares sold	349,049	508,793	$5,260,529	$6,676,253
Shares redeemed	(495,677)	(1,564,780)	(6,970,761)	(20,317,328)
Net increase (decrease)	(146,628)	(1,055,987)	$(1,710,232)	$(13,641,075)
International Growth
Shares sold	24,645,130	36,412,153	$375,813,297	$507,126,063
Reinvestment of distributions	682,465	517,780	10,605,506	6,291,030
Shares redeemed	(15,041,012)	(32,793,153)	(212,972,643)	(452,090,577)
Net increase (decrease)	10,286,583	4,136,780	$173,446,160	$61,326,516
Class I
Shares sold	29,882,150	29,610,999	$429,398,039	$400,447,377
Reinvestment of distributions	633,597	473,993	9,820,759	5,744,799
Shares redeemed	(13,698,867)	(19,735,978)	(199,314,729)	(262,889,780)
Net increase (decrease)	16,816,880	10,349,014	$239,904,069	$143,302,396
Class Z
Shares sold	27,242,868	50,657,565	$398,761,237	$674,068,605
Reinvestment of distributions	522,005	188,590	8,101,516	2,287,593
Shares redeemed	(15,403,975)	(23,664,663)	(212,520,697)	(306,247,220)
Net increase (decrease)	12,360,898	27,181,492	$194,342,056	$370,108,978

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.32%
Actual		$1,000.00	$941.80	$6.37
Hypothetical-C		$1,000.00	$1,018.30	$6.62
Class M	1.61%
Actual		$1,000.00	$940.00	$7.77
Hypothetical-C		$1,000.00	$1,016.86	$8.07
Class C	2.09%
Actual		$1,000.00	$938.70	$10.07
Hypothetical-C		$1,000.00	$1,014.47	$10.47
International Growth	1.03%
Actual		$1,000.00	$943.40	$4.98
Hypothetical-C		$1,000.00	$1,019.74	$5.17
Class I	1.03%
Actual		$1,000.00	$942.80	$4.98
Hypothetical-C		$1,000.00	$1,019.74	$5.17
Class Z	.90%
Actual		$1,000.00	$943.30	$4.35
Hypothetical-C		$1,000.00	$1,020.39	$4.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Growth Fund

### 2019 Total Return % vs. Morningstar Foreign Large Growth and MSCI EAFE Growth (Net MA):

75% beaten
25% beaten
Benchmark
Class Z
Class C
8.00
6.00
4.00
2.00
0.00
-2.00
7.88
6.58
4.44
4.53
-0.78
1 Year
40.0
35.0
30.0
25.0
36.3
35.7
32.7
30.8
25.8
3 Year
35.0
30.0
25.0
20.0
15.0
10.0
33.3
27.9
25.4
24.9
14.0
5 Year

**% Beaten**

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| Retail Class | 89% | 69% | 80% |
| Class A | 87% | 66% | 77% |
| Class C | 85% | 52% | 67% |
| Class I | 89% | 70% | 80% |
| Class M | 86% | 60% | 73% |
| Class Z | 89% | 73% | 82% |

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class Z and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019, the total expense ratio of Class A ranked equal to the competitive median for the 12-month period ended June 30, 2019, and the total expense ratio of each of Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

IGF-SANN-0620
1.912353.110

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
South Africa	30.9%
Russia	24.6%
Saudi Arabia	17.5%
Greece	4.7%
United States of America*	3.8%
United Arab Emirates	3.4%
Romania	3.2%
Qatar	2.1%
Netherlands	1.6%
Other	8.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	96.2
Short-Term Investments and Net Other Assets (Liabilities)	3.8

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	6.6
Sberbank of Russia (Russia, Banks)	5.9
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	4.7
Al Rajhi Bank (Saudi Arabia, Banks)	4.6
AngloGold Ashanti Ltd. (South Africa, Metals & Mining)	4.2
MMC Norilsk Nickel PJSC (Russia, Metals & Mining)	3.6
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	3.5
DRDGOLD Ltd. (South Africa, Metals & Mining)	3.2
SABIC (Saudi Arabia, Chemicals)	3.0
National Commercial Bank (Saudi Arabia, Banks)	2.6
41.9

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	30.2
Energy	20.1
Materials	16.7
Consumer Discretionary	10.2
Consumer Staples	10.2
Communication Services	4.1
Industrials	2.0
Real Estate	1.7
Health Care	1.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of April 30, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Cyprus - 0.2%
Purcari Wineries PLC	40,000	$182,981
Egypt - 1.5%
Commercial International Bank SAE	207,800	845,053
EFG-Hermes Holding SAE	442,300	318,737

TOTAL EGYPT		1,163,790

Finland - 0.7%
Olvi PLC (A Shares)	12,000	506,283
Greece - 4.7%
EFG Eurobank Ergasias SA (a)	2,417,200	975,321
Fourlis Holdings SA	136,500	534,761
Greek Organization of Football Prognostics SA	89,900	807,839
Jumbo SA	26,536	415,546
Motor Oil (HELLAS) Corinth Refineries SA	36,000	529,033
Sarantis SA	40,600	347,034

TOTAL GREECE		3,609,534

Iceland - 0.5%
Festi hf	460,100	376,625
Kazakhstan - 0.7%
JSC Halyk Bank of Kazakhstan GDR unit	55,000	495,000
Kenya - 1.5%
KCB Group Ltd.	1,166,500	402,429
Safaricom Ltd.	2,785,944	740,321

TOTAL KENYA		1,142,750

Kuwait - 1.3%
Mobile Telecommunication Co.	572,200	980,491
Netherlands - 1.6%
X5 Retail Group NV GDR (Reg. S)	42,100	1,242,792
Nigeria - 0.9%
Guaranty Trust Bank PLC	5,263,598	283,425
Nigerian Breweries PLC	4,792,722	368,671

TOTAL NIGERIA		652,096

Poland - 0.6%
Globe Trade Centre SA	252,500	471,064
Qatar - 2.1%
Qatar Fuel Co. (a)	135,000	593,614
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	1,429,200	980,539

TOTAL QATAR		1,574,153

Romania - 3.2%
Banca Transilvania SA	1,676,930	722,306
BRD-Groupe Societe Generale	483,935	1,238,400
Fondul Propietatea SA GDR	40,400	525,200

TOTAL ROMANIA		2,485,906

Russia - 24.6%
Detsky Mir PJSC (b)	350,000	413,383
Gazprom OAO	1,988,713	5,056,268
Lukoil PJSC	24,100	1,555,117
Lukoil PJSC sponsored ADR	28,795	1,886,073
MMC Norilsk Nickel PJSC	10,200	2,771,187
NOVATEK OAO	189,600	2,637,136
Sberbank of Russia	1,723,550	4,541,960

TOTAL RUSSIA		18,861,124

Saudi Arabia - 17.5%
Abdullah Al Othaim Markets Co.	40,200	1,066,651
Al Rajhi Bank	230,130	3,503,243
Aldrees Petroleum and Transport Services Co.	30,500	472,415
Bupa Arabia for Cooperative Insurance Co.	28,700	820,327
Mouwasat Medical Services Co.	33,700	762,342
National Commercial Bank	201,300	1,990,232
SABIC	113,900	2,270,422
Saudi Arabian Oil Co.	196,000	1,650,938
Saudi Dairy & Foodstuffs Co.	3,000	120,080
United International Transportation Co.	95,984	730,577

TOTAL SAUDI ARABIA		13,387,227

South Africa - 30.9%
African Rainbow Minerals Ltd.	93,200	682,153
Anglo American Platinum Ltd.	24,200	1,270,017
AngloGold Ashanti Ltd.	131,100	3,200,173
AVI Ltd.	165,100	698,919
Cashbuild Ltd.	75,500	613,380
City Lodge Hotels Ltd.	240,900	352,762
Clicks Group Ltd.	103,583	1,290,259
Distell Group Holdings Ltd.	84,300	354,624
DRDGOLD Ltd.	2,630,214	2,420,228
FirstRand Ltd.	636,400	1,388,947
Imperial Holdings Ltd.	288,100	506,648
KAP Industrial Holdings Ltd.	2,945,700	319,427
Massmart Holdings Ltd. (c)	282,000	376,134
Nampak Ltd. (a)	1,322,200	118,814
Naspers Ltd. Class N	23,103	3,595,948
Pretoria Portland Cement Co. Ltd. (a)	1,492,249	99,731
PSG Group Ltd.	205,700	1,756,840
Sanlam Ltd.	211,600	676,467
Spar Group Ltd.	130,600	1,244,853
Standard Bank Group Ltd.	236,686	1,305,963
Vodacom Group Ltd.	214,000	1,422,213

TOTAL SOUTH AFRICA		23,694,500

United Arab Emirates - 3.4%
Abu Dhabi National Oil Co. for Distribution PJSC	925,231	705,293
Aldar Properties PJSC (a)	1,728,868	856,633
Dubai Financial Market PJSC (a)	2,067,402	415,940
National Bank of Abu Dhabi PJSC (a)	188,640	595,735

TOTAL UNITED ARAB EMIRATES		2,573,601

United Kingdom - 0.3%
Georgia Capital PLC (a)	47,500	251,270
TOTAL COMMON STOCKS
(Cost $75,447,019)		73,651,187

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.16% (d)	472,365	472,507
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	319,217	319,249
TOTAL MONEY MARKET FUNDS
(Cost $791,718)		791,756
TOTAL INVESTMENT IN SECURITIES - 97.2%
(Cost $76,238,737)		74,442,943
NET OTHER ASSETS (LIABILITIES) - 2.8%		2,153,397
NET ASSETS - 100%		$76,596,340

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $413,383 or 0.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,360
Fidelity Securities Lending Cash Central Fund	10,653
Total	$15,013

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,143,025	$1,720,812	$1,422,213	$--
Consumer Discretionary	7,815,537	2,840,064	4,975,473	--
Consumer Staples	7,799,281	3,834,492	3,964,789	--
Energy	15,361,133	6,112,612	9,248,521	--
Financials	23,052,795	13,382,618	9,670,177	--
Health Care	762,342	762,342	--	--
Industrials	1,556,652	730,577	826,075	--
Materials	12,832,725	2,270,422	10,562,303	--
Real Estate	1,327,697	1,327,697	--	--
Money Market Funds	791,756	791,756	--	--
Total Investments in Securities:	$74,442,943	$33,773,392	$40,669,551	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $276,835) — See accompanying schedule: Unaffiliated issuers (cost $75,447,019)	$73,651,187
Fidelity Central Funds (cost $791,718)	791,756
Total Investment in Securities (cost $76,238,737)		$74,442,943
Cash		355,077
Foreign currency held at value (cost $530,385)		525,883
Receivable for investments sold		2,216,054
Receivable for fund shares sold		23,020
Dividends receivable		280,351
Distributions receivable from Fidelity Central Funds		3,694
Prepaid expenses		49
Receivable from investment adviser for expense reductions		37,197
Other receivables		7,713
Total assets		77,891,981
Liabilities
Payable for investments purchased	$696,602
Payable for fund shares redeemed	133,726
Accrued management fee	48,464
Distribution and service plan fees payable	2,825
Other affiliated payables	20,812
Other payables and accrued expenses	73,912
Collateral on securities loaned	319,300
Total liabilities		1,295,641
Net Assets		$76,596,340
Net Assets consist of:
Paid in capital		$95,245,625
Total accumulated earnings (loss)		(18,649,285)
Net Assets		$76,596,340
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,643,691 ÷ 508,883 shares)(a)		$7.16
Maximum offering price per share (100/94.25 of $7.16)		$7.60
Class M:
Net Asset Value and redemption price per share ($1,559,145 ÷ 218,514 shares)(a)		$7.14
Maximum offering price per share (100/96.50 of $7.14)		$7.40
Class C:
Net Asset Value and offering price per share ($1,771,819 ÷ 247,096 shares)(a)		$7.17
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($49,834,825 ÷ 6,959,287 shares)		$7.16
Class I:
Net Asset Value, offering price and redemption price per share ($19,786,860 ÷ 2,772,990 shares)		$7.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$1,767,372
Interest		741
Income from Fidelity Central Funds (including $10,653 from security lending)		15,013
Income before foreign taxes withheld		1,783,126
Less foreign taxes withheld		(161,124)
Total income		1,622,002
Expenses
Management fee	$381,721
Transfer agent fees	119,662
Distribution and service plan fees	22,254
Accounting fees	25,252
Custodian fees and expenses	44,916
Independent trustees' fees and expenses	307
Registration fees	70,606
Audit	33,268
Legal	95
Miscellaneous	3,278
Total expenses before reductions	701,359
Expense reductions	(53,927)
Total expenses after reductions		647,432
Net investment income (loss)		974,570
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,478,879)
Fidelity Central Funds	41
Foreign currency transactions	(19,660)
Total net realized gain (loss)		(4,498,498)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(23,747,259)
Fidelity Central Funds	38
Assets and liabilities in foreign currencies	(7,121)
Total change in net unrealized appreciation (depreciation)		(23,754,342)
Net gain (loss)		(28,252,840)
Net increase (decrease) in net assets resulting from operations		$(27,278,270)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$974,570	$5,134,259
Net realized gain (loss)	(4,498,498)	3,156,801
Change in net unrealized appreciation (depreciation)	(23,754,342)	6,962,341
Net increase (decrease) in net assets resulting from operations	(27,278,270)	15,253,401
Distributions to shareholders	(4,884,674)	(2,353,924)
Share transactions - net increase (decrease)	1,628,812	(3,268,959)
Total increase (decrease) in net assets	(30,534,132)	9,630,518
Net Assets
Beginning of period	107,130,472	97,499,954
End of period	$76,596,340	$107,130,472

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.01	$8.87	$9.39	$8.13	$7.49	$9.04
Income from Investment Operations
Net investment income (loss)A	.08	.43B	.25	.12	.14	.12
Net realized and unrealized gain (loss)	(2.49)	.90	(.63)	1.22	.61	(1.50)
Total from investment operations	(2.41)	1.33	(.38)	1.34	.75	(1.38)
Distributions from net investment income	(.44)	(.18)	(.13)	(.09)	(.11)	(.14)
Distributions from net realized gain	–	–C	(.01)	–	–	(.04)
Total distributions	(.44)	(.19)D	(.14)	(.09)	(.11)	(.17)E
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	–C
Net asset value, end of period	$7.16	$10.01	$8.87	$9.39	$8.13	$7.49
Total ReturnF,G,H	(25.20)%	15.21%	(4.17)%	16.69%	10.22%	(15.42)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.66%K	1.57%	1.59%	1.63%	1.69%	1.61%
Expenses net of fee waivers, if any	1.57%K	1.57%	1.59%	1.62%	1.65%	1.61%
Expenses net of all reductions	1.54%K	1.56%	1.57%	1.61%	1.64%	1.60%
Net investment income (loss)	1.80%K	4.54%B	2.49%	1.41%	1.90%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$3,644	$5,497	$5,034	$5,538	$7,867	$5,788
Portfolio turnover rateL	58%K	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.19 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.003 per share.

 E Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.96	$8.82	$9.35	$8.10	$7.44	$9.01
Income from Investment Operations
Net investment income (loss)A	.07	.40B	.22	.10	.12	.10
Net realized and unrealized gain (loss)	(2.49)	.90	(.63)	1.21	.61	(1.51)
Total from investment operations	(2.42)	1.30	(.41)	1.31	.73	(1.41)
Distributions from net investment income	(.40)	(.16)	(.11)	(.07)	(.07)	(.13)
Distributions from net realized gain	–	–C	(.01)	–	–	(.04)
Total distributions	(.40)	(.16)	(.12)	(.07)	(.07)	(.16)D
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	–C
Net asset value, end of period	$7.14	$9.96	$8.82	$9.35	$8.10	$7.44
Total ReturnE,F,G	(25.30)%	15.00%	(4.51)%	16.40%	9.98%	(15.80)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.95%J	1.89%	1.92%	1.95%	2.00%	1.92%
Expenses net of fee waivers, if any	1.86%J	1.88%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.83%J	1.87%	1.88%	1.88%	1.89%	1.89%
Net investment income (loss)	1.51%J	4.23%B	2.18%	1.14%	1.65%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$1,559	$2,272	$2,153	$2,490	$2,580	$2,003
Portfolio turnover rateK	58%J	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.20%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.96	$8.80	$9.30	$8.06	$7.39	$8.93
Income from Investment Operations
Net investment income (loss)A	.05	.36B	.17	.06	.09	.06
Net realized and unrealized gain (loss)	(2.51)	.89	(.62)	1.20	.60	(1.48)
Total from investment operations	(2.46)	1.25	(.45)	1.26	.69	(1.42)
Distributions from net investment income	(.33)	(.09)	(.04)	(.03)	(.02)	(.08)
Distributions from net realized gain	–	–C	(.01)	–	–	(.04)
Total distributions	(.33)	(.09)	(.05)	(.03)	(.02)	(.12)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	–C
Net asset value, end of period	$7.17	$9.96	$8.80	$9.30	$8.06	$7.39
Total ReturnD,E,F	(25.54)%	14.37%	(4.92)%	15.85%	9.33%	(16.08)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.44%I	2.37%	2.38%	2.42%	2.47%	2.41%
Expenses net of fee waivers, if any	2.34%I	2.37%	2.38%	2.39%	2.40%	2.40%
Expenses net of all reductions	2.32%I	2.35%	2.37%	2.37%	2.39%	2.39%
Net investment income (loss)	1.02%I	3.75%B	1.69%	.65%	1.15%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$1,772	$2,424	$2,845	$4,336	$6,269	$4,104
Portfolio turnover rateJ	58%I	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 1.72%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$8.88	$9.41	$8.14	$7.50	$9.08
Income from Investment Operations
Net investment income (loss)A	.09	.46B	.27	.15	.16	.14
Net realized and unrealized gain (loss)	(2.50)	.91	(.63)	1.21	.61	(1.51)
Total from investment operations	(2.41)	1.37	(.36)	1.36	.77	(1.37)
Distributions from net investment income	(.46)	(.21)	(.16)	(.10)	(.13)	(.17)
Distributions from net realized gain	–	–C	(.01)	–	–	(.04)
Total distributions	(.46)	(.22)D	(.17)	(.10)	(.13)	(.21)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	–C
Net asset value, end of period	$7.16	$10.03	$8.88	$9.41	$8.14	$7.50
Total ReturnE,F	(25.16)%	15.68%	(4.00)%	17.04%	10.54%	(15.33)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%I	1.31%	1.34%	1.38%	1.46%	1.39%
Expenses net of fee waivers, if any	1.31%I	1.31%	1.34%	1.38%	1.40%	1.38%
Expenses net of all reductions	1.28%I	1.30%	1.32%	1.37%	1.39%	1.38%
Net investment income (loss)	2.06%I	4.80%B	2.74%	1.66%	2.15%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$49,835	$74,522	$82,387	$80,392	$76,193	$67,521
Portfolio turnover rateJ	58%I	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.77%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.22 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.003 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.00	$8.88	$9.40	$8.14	$7.50	$9.08
Income from Investment Operations
Net investment income (loss)A	.09	.45B	.28	.16	.17	.15
Net realized and unrealized gain (loss)	(2.47)	.90	(.62)	1.20	.61	(1.51)
Total from investment operations	(2.38)	1.35	(.34)	1.36	.78	(1.36)
Distributions from net investment income	(.48)	(.22)	(.17)	(.11)	(.14)	(.18)
Distributions from net realized gain	–	–C	(.01)	–	–	(.04)
Total distributions	(.48)	(.23)D	(.18)	(.11)	(.14)	(.22)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	–C
Net asset value, end of period	$7.14	$10.00	$8.88	$9.40	$8.14	$7.50
Total ReturnE,F	(25.05)%	15.45%	(3.80)%	17.01%	10.69%	(15.23)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.43%I	1.36%	1.24%	1.27%	1.31%	1.25%
Expenses net of fee waivers, if any	1.32%I	1.36%	1.24%	1.27%	1.31%	1.25%
Expenses net of all reductions	1.30%I	1.34%	1.23%	1.26%	1.30%	1.24%
Net investment income (loss)	2.04%I	4.76%B	2.83%	1.77%	2.24%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$19,787	$22,415	$5,080	$6,891	$5,807	$3,478
Portfolio turnover rateJ	58%I	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.73%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.23 per share is comprised of distributions from net investment income of $.222 and distributions from net realized gain of $.003 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,963,141
Gross unrealized depreciation	(17,549,237)
Net unrealized appreciation (depreciation)	$(2,586,096)
Tax cost	$77,029,039

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,552,185)
Long-term	(8,054,221)
Total capital loss carryforward	$(12,606,406)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	27,775,170	32,581,435

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$6,155	$137
Class M	.25%	.25%	5,120	149
Class C	.75%	.25%	10,979	411
			$22,254	$697

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$246
Class M	448
Class C(a)	3
$697

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$6,225.25
Class M	3,058.30
Class C	3,152.29
Emerging Europe, Middle East, Africa (EMEA)	78,130.23
Class I	29,097.28
	$119,662

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$142

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$128

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $4. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65% / 1.55%(a)	$1,916
Class M	1.90% / 1.80%(a)	907
Class C	2.40% / 2.30%(a)	1,005
Emerging Europe, Middle East, Africa (EMEA)	1.40% / 1.30%(a)	23,170
Class I	1.40% / 1.30%(a)	10,199
		$37,197

 (a) Expense limitation effective February 1, 2020

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12,201 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $217.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $4,312 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$240,672	$99,906
Class M	91,270	40,149
Class C	79,886	29,829
Emerging Europe, Middle East, Africa (EMEA)	3,440,635	1,999,708
Class I	1,032,211	184,332
Total	$4,884,674	$2,353,924

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	20,962	83,951	$184,076	$792,142
Reinvestment of distributions	24,754	11,024	237,390	98,665
Shares redeemed	(85,859)	(113,793)	(663,105)	(1,083,165)
Net increase (decrease)	(40,143)	(18,818)	$(241,639)	$(192,358)
Class M
Shares sold	16,425	18,323	$148,660	$172,236
Reinvestment of distributions	9,528	4,497	91,186	40,115
Shares redeemed	(35,679)	(38,654)	(291,829)	(363,904)
Net increase (decrease)	(9,726)	(15,834)	$(51,983)	$(151,553)
Class C
Shares sold	42,550	16,370	$304,448	$153,563
Reinvestment of distributions	7,201	2,996	69,414	26,845
Shares redeemed	(46,139)	(99,392)	(349,488)	(928,396)
Net increase (decrease)	3,612	(80,026)	$24,374	$(747,988)
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	933,575	2,923,695	$8,361,151	$27,670,486
Reinvestment of distributions	331,610	208,558	3,180,144	1,864,507
Shares redeemed	(1,738,702)	(4,975,055)	(14,109,209)	(47,144,605)
Net increase (decrease)	(473,517)	(1,842,802)	$(2,567,914)	$(17,609,612)
Class I
Shares sold	1,317,906	2,259,653	$10,887,649	$21,094,519
Reinvestment of distributions	93,311	16,413	891,116	146,566
Shares redeemed	(878,733)	(607,935)	(7,312,791)	(5,808,533)
Net increase (decrease)	532,484	1,668,131	$4,465,974	$15,432,552

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.57%
Actual		$1,000.00	$748.00	$6.82
Hypothetical-C		$1,000.00	$1,017.06	$7.87
Class M	1.86%
Actual		$1,000.00	$747.00	$8.08
Hypothetical-C		$1,000.00	$1,015.61	$9.32
Class C	2.34%
Actual		$1,000.00	$744.60	$10.15
Hypothetical-C		$1,000.00	$1,013.23	$11.71
Emerging Europe, Middle East, Africa (EMEA)	1.31%
Actual		$1,000.00	$748.40	$5.69
Hypothetical-C		$1,000.00	$1,018.35	$6.57
Class I	1.32%
Actual		$1,000.00	$749.50	$5.74
Hypothetical-C		$1,000.00	$1,018.30	$6.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2017. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A and the retail class was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

EME-SANN-0620
1.861975.111

Fidelity® Series Emerging Markets Fund

Fidelity® Series Emerging Markets Opportunities Fund

Fidelity® Series International Growth Fund

Fidelity® Series International Small Cap Fund

Fidelity® Series International Value Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Series Emerging Markets Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Emerging Markets Opportunities Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Growth Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Value Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Series Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Cayman Islands	24.5%
Taiwan	11.7%
Korea (South)	11.5%
China	11.0%
India	9.6%
Brazil	6.0%
United States of America*	4.7%
South Africa	3.7%
Russia	3.4%
Other	13.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	95.6
Short-Term Investments and Net Other Assets (Liabilities)	4.4

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	6.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	6.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.7
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	2.0
China Construction Bank Corp. (H Shares) (China, Banks)	1.6
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.6
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	1.4
SITC International Holdings Co. Ltd. (Cayman Islands, Marine)	1.3
32.8

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	18.1
Information Technology	17.6
Consumer Discretionary	15.3
Communication Services	11.4
Materials	8.0
Industrials	7.3
Energy	6.8
Consumer Staples	5.0
Real Estate	3.0
Health Care	2.0

Fidelity® Series Emerging Markets Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
Bermuda - 1.7%
China Gas Holdings Ltd.	5,776,000	$21,017,356
Credicorp Ltd.	31,071	4,652,882
Credicorp Ltd. (United States)	29,066	4,331,415
Haier Electronics Group Co. Ltd.	2,373,000	6,535,463

TOTAL BERMUDA		36,537,116

Brazil - 4.7%
Azul SA sponsored ADR (a)	114,460	1,094,238
Banco do Brasil SA	1,452,000	7,609,923
BM&F BOVESPA SA	1,161,100	8,203,436
Natura & Co. Holding SA	2,008,300	13,118,082
Petroleo Brasileiro SA - Petrobras (ON)	5,447,200	18,681,896
Rumo SA (a)	4,503,154	16,388,205
Suzano Papel e Celulose SA	3,025,000	21,923,031
Vale SA (a)	1,883,000	15,533,824

TOTAL BRAZIL		102,552,635

Cayman Islands - 24.5%
Airtac International Group	821,000	15,704,792
Alibaba Group Holding Ltd. sponsored ADR (a)	706,270	143,139,742
Anta Sports Products Ltd.	2,160,000	18,394,643
Baidu.com, Inc. sponsored ADR (a)	39,705	4,007,426
Best Pacific International Holdings Ltd.	46,572,800	6,921,869
Greatview Aseptic Pack Co. Ltd.	33,743,000	12,435,236
Hansoh Pharmaceutical Group Co. Ltd. (b)	2,732,325	10,550,260
Innovent Biologics, Inc.(a)(b)	3,100,000	15,266,832
JD.com, Inc. sponsored ADR (a)	461,622	19,895,908
Longfor Properties Co. Ltd. (b)	1,405,500	7,145,605
Meituan Dianping Class B (a)	1,609,200	21,545,719
NetEase, Inc. ADR	49,331	17,017,222
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	205,760	26,267,322
Pinduoduo, Inc. ADR (a)	395,000	18,738,800
Shenzhou International Group Holdings Ltd.	797,000	9,198,685
Sino Biopharmaceutical Ltd.	3,970,000	5,786,669
SITC International Holdings Co. Ltd.	28,715,865	28,367,301
Sunny Optical Technology Group Co. Ltd.	254,200	3,539,869
TAL Education Group ADR (a)	119,000	6,448,610
Tencent Holdings Ltd.	2,622,725	137,875,179
TK Group Holdings Ltd.	35,946,000	11,105,235

TOTAL CAYMAN ISLANDS		539,352,924

Chile - 0.5%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (c)	486,000	11,080,800
China - 11.0%
Bank of China Ltd. (H Shares)	18,989,000	7,229,172
China Construction Bank Corp. (H Shares)	44,927,800	36,061,912
China Life Insurance Co. Ltd. (H Shares)	3,854,000	8,219,423
China Merchants Bank Co. Ltd. (H Shares)	2,165,500	10,247,823
China Oilfield Services Ltd. (H Shares)	7,388,000	5,754,622
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,400,000	4,631,806
China Railway Construction Corp. Ltd. (H Shares)	8,100,000	8,893,861
China Tower Corp. Ltd. (H Shares) (b)	10,012,000	2,228,114
Industrial & Commercial Bank of China Ltd. (H Shares)	25,868,000	17,344,735
Jiangsu Hengli Hydraulic Co. Ltd.	295,074	2,873,586
Kweichow Moutai Co. Ltd. (A Shares)	150,916	26,846,319
Midea Group Co. Ltd. (A Shares)	1,559,966	11,672,767
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,498,200	35,598,598
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	2,755,920	15,164,362
Shanghai International Airport Co. Ltd. (A Shares)	1,666,721	16,506,775
Shenzhen Inovance Technology Co. Ltd. (A Shares)	3,840,060	17,609,027
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	212,907	7,617,115
Yantai Jereh Oilfield Services (A Shares)	1,094,891	3,824,860
Yunnan Baiyao Group Co. Ltd. (A Shares)	309,609	3,939,254

TOTAL CHINA		242,264,131

Colombia - 0.2%
Bancolombia SA sponsored ADR	194,000	5,063,400
Hong Kong - 1.6%
China Mobile Ltd.	720,000	5,788,123
China Overseas Land and Investment Ltd.	4,882,000	18,033,845
China Resources Pharmaceutical Group Ltd. (b)	742,649	466,405
China Unicom Ltd.	4,542,000	2,937,460
CNOOC Ltd.	7,937,000	8,775,324

TOTAL HONG KONG		36,001,157

Hungary - 0.6%
OTP Bank PLC	453,887	13,461,523
India - 9.6%
Axis Bank Ltd. GDR (Reg. S)	278,426	8,004,748
Bharti Airtel Ltd. (a)	2,828,128	19,263,757
CCL Products (India) Ltd. (a)	358,082	919,910
Cyient Ltd.	1,120,059	3,397,656
HDFC Bank Ltd. sponsored ADR	388,121	16,825,045
Hemisphere Properties India Ltd. (a)(d)	5,529,627	11,916,538
Housing Development Finance Corp. Ltd.	1,049,679	26,556,728
ICICI Bank Ltd.	1,861,421	9,340,310
Infosys Ltd.	530,941	4,963,767
Kotak Mahindra Bank Ltd.	153,732	2,761,372
Larsen & Toubro Ltd.	568,319	6,740,557
Redington India Ltd.	6,344,081	6,192,215
Reliance Industries Ltd.	3,019,600	58,721,859
SH Kelkar & Co. Ltd. (b)	6,892,236	5,958,146
Shriram Transport Finance Co. Ltd.	1,553,749	15,941,003
Sunteck Realty Ltd. (a)	4,464,276	11,665,238
Zensar Technologies Ltd.	1,702,456	1,903,728

TOTAL INDIA		211,072,577

Indonesia - 1.0%
PT Bank Central Asia Tbk	6,925,000	11,995,417
PT Bank Rakyat Indonesia Tbk	23,364,500	4,249,711
PT Telekomunikasi Indonesia Tbk Series B	28,831,100	6,629,771

TOTAL INDONESIA		22,874,899

Kenya - 0.4%
Safaricom Ltd.	34,825,900	9,254,435
Korea (South) - 11.5%
AMOREPACIFIC Group, Inc.	99,788	4,772,384
Hana Financial Group, Inc.	319,416	7,256,825
Hyundai Fire & Marine Insurance Co. Ltd.	682,001	14,652,321
Hyundai Motor Co.	33,619	2,590,249
KB Financial Group, Inc.	624,901	17,932,375
Korea Electric Power Corp. (a)	138,620	2,721,418
LG Chemical Ltd.	75,992	23,551,240
LG Innotek Co. Ltd.	142,608	15,495,255
POSCO	95,711	14,505,428
Samsung Electronics Co. Ltd.	2,483,893	102,231,281
Samsung SDI Co. Ltd.	16,829	3,961,916
SK Hynix, Inc.	643,471	44,333,840

TOTAL KOREA (SOUTH)		254,004,532

Malaysia - 0.0%
Scientex Bhd	273,132	526,292
Mexico - 1.6%
America Movil S.A.B. de CV Series L	7,162,900	4,339,170
Fomento Economico Mexicano S.A.B. de CV unit	407,908	2,636,398
Gruma S.A.B. de CV Series B	967,168	9,181,294
Grupo Aeroportuario Norte S.A.B. de CV	1,516,100	5,523,156
Grupo Financiero Banorte S.A.B. de CV Series O	3,309,700	9,051,173
Wal-Mart de Mexico SA de CV Series V	2,098,977	5,048,658

TOTAL MEXICO		35,779,849

Netherlands - 0.8%
Yandex NV Series A (a)	474,582	17,929,708
Nigeria - 0.5%
Guaranty Trust Bank PLC	214,553,757	11,552,895
Philippines - 1.7%
Ayala Land, Inc.	29,960,000	18,682,453
Pilipinas Shell Petroleum Corp.	49,222,110	17,992,601

TOTAL PHILIPPINES		36,675,054

Poland - 0.7%
CD Projekt RED SA	174,332	15,026,302
Qatar - 0.3%
Qatar National Bank SAQ (a)	1,292,000	6,114,024
Russia - 3.4%
Alrosa Co. Ltd.	7,581,389	6,279,284
Lukoil PJSC	289,093	18,654,502
MMC Norilsk Nickel PJSC	73,750	20,036,771
NOVATEK OAO GDR (Reg. S)	42,996	6,036,638
Sberbank of Russia	8,831,947	23,274,258

TOTAL RUSSIA		74,281,453

Singapore - 0.5%
Delfi Ltd.	22,623,500	10,775,101
South Africa - 3.7%
Absa Group Ltd.	1,777,350	8,771,496
AngloGold Ashanti Ltd.	900,442	21,979,939
Capitec Bank Holdings Ltd.	59,000	2,876,190
Impala Platinum Holdings Ltd.	2,925,913	17,450,896
Naspers Ltd. Class N	192,298	29,930,902
Pinnacle Technology Holdings Ltd.	328,668	88,417

TOTAL SOUTH AFRICA		81,097,840

Taiwan - 11.7%
E.SUN Financial Holdings Co. Ltd.	16,080,000	14,583,893
HIWIN Technologies Corp.	1,627,000	15,490,756
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,650,000	14,494,242
International Games Systems Co. Ltd.	520,000	9,666,106
Largan Precision Co. Ltd.	77,000	10,477,295
MediaTek, Inc.	1,535,000	21,157,888
Poya International Co. Ltd.	733,000	12,228,744
Realtek Semiconductor Corp.	1,690,000	14,446,028
Taiwan Semiconductor Manufacturing Co. Ltd.	10,783,000	108,581,393
Unimicron Technology Corp.	10,050,000	14,208,478
Voltronic Power Technology Corp.	277,550	6,576,760
Yageo Corp.	580,000	7,490,761
Yageo Corp. unit (b)	125,100	8,209,819

TOTAL TAIWAN		257,612,163

Thailand - 1.3%
C.P. ALL PCL (For. Reg.)	5,091,000	11,135,422
Kasikornbank PCL (For. Reg.)	1,320,800	3,472,575
Thai Beverage PCL	29,600,000	14,407,921

TOTAL THAILAND		29,015,918

United Arab Emirates - 0.4%
National Bank of Abu Dhabi PJSC (a)	3,066,000	9,682,589
United Kingdom - 0.0%
ITE Group PLC	2,821,150	811,915
United States of America - 0.3%
Yum China Holdings, Inc.	152,248	7,377,938
TOTAL COMMON STOCKS
(Cost $2,220,802,954)		2,077,779,170

Nonconvertible Preferred Stocks - 1.4%
Brazil - 1.3%
Azul SA (a)	2,020,000	6,463,525
Banco Bradesco SA (PN)	1,303,720	4,591,154
Itau Unibanco Holding SA	2,278,300	9,539,876
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	1,267,520	8,454,358

TOTAL BRAZIL		29,048,913

Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	60,000	1,426,518
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $48,295,008)		30,475,431
	Principal Amount	Value

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.53% to 1.54% 5/7/20 (Cost $3,459,118)	3,460,000	3,459,970
	Shares	Value

Money Market Funds - 0.1%
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)
(Cost $2,400,000)	2,399,760	2,400,000
TOTAL INVESTMENT IN SECURITIES - 95.9%
(Cost $2,274,957,080)		2,114,114,571
NET OTHER ASSETS (LIABILITIES) - 4.1%		91,108,847
NET ASSETS - 100%		$2,205,223,418

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $49,825,181 or 2.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$865,715
Fidelity Securities Lending Cash Central Fund	18,096
Total	$883,811

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
City Lodge Hotels Ltd.	$15,272,162	$712,913	$11,230,003	$--	$(15,147,367)	$10,392,295	$--
Delfi Ltd.	21,819,194	3,085,719	6,181,746	--	(3,312,069)	(4,635,997)	--
SH Kelkar & Co. Ltd.	16,015,747	--	2,411,054	105,930	(2,577,012)	(5,069,535)	--
TK Group Holdings Ltd.	18,251,918	1,372,722	2,503,620	--	(1,199,861)	(4,815,924)	--
Total	$71,359,021	$5,171,354	$22,326,423	$105,930	$(22,236,309)	$(4,129,161)	$--

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$252,774,688	$68,386,178	$184,388,510	$--
Consumer Discretionary	340,887,361	224,458,569	116,428,792	--
Consumer Staples	114,005,851	34,756,816	79,249,035	--
Energy	146,896,660	33,172,892	113,723,768	--
Financials	401,682,026	140,593,229	261,088,797	--
Health Care	43,626,535	--	43,626,535	--
Industrials	159,337,774	29,469,124	129,868,650	--
Information Technology	385,173,848	174,232,111	210,941,737	--
Materials	172,687,405	73,515,413	99,171,992	--
Real Estate	67,443,679	--	55,527,141	11,916,538
Utilities	23,738,774	2,721,418	21,017,356	--
Government Obligations	3,459,970	--	3,459,970	--
Money Market Funds	2,400,000	2,400,000	--	--
Total Investments in Securities:	$2,114,114,571	$783,705,750	$1,318,492,283	$11,916,538

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,280,000) — See accompanying schedule: Unaffiliated issuers (cost $2,272,557,080)	$2,111,714,571
Fidelity Central Funds (cost $2,400,000)	2,400,000
Total Investment in Securities (cost $2,274,957,080)		$2,114,114,571
Cash		2,859
Foreign currency held at value (cost $10,368,224)		10,342,110
Receivable for investments sold		40,922,923
Receivable for fund shares sold		120,644,809
Dividends receivable		4,122,247
Distributions receivable from Fidelity Central Funds		20,968
Receivable from investment adviser for expense reductions		18,790
Other receivables		866,514
Total assets		2,291,055,791
Liabilities
Payable for investments purchased	$70,922,002
Payable for fund shares redeemed	1,063,599
Notes payable to affiliates	11,109,000
Other payables and accrued expenses	337,772
Collateral on securities loaned	2,400,000
Total liabilities		85,832,373
Net Assets		$2,205,223,418
Net Assets consist of:
Paid in capital		$2,619,992,549
Total accumulated earnings (loss)		(414,769,131)
Net Assets		$2,205,223,418
Net Asset Value, offering price and redemption price per share ($2,205,223,418 ÷ 285,437,870 shares)		$7.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends (including $105,930 earned from other affiliated issuers)		$17,275,375
Interest		28,185
Income from Fidelity Central Funds (including $18,096 from security lending)		883,811
Income before foreign taxes withheld		18,187,371
Less foreign taxes withheld		(1,923,053)
Total income		16,264,318
Expenses
Custodian fees and expenses	$496,808
Independent trustees' fees and expenses	6,362
Interest	444
Miscellaneous	3,478
Total expenses before reductions	507,092
Expense reductions	(347,456)
Total expenses after reductions		159,636
Net investment income (loss)		16,104,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $234,242)	(206,207,725)
Fidelity Central Funds	25,908
Other affiliated issuers	(22,236,309)
Foreign currency transactions	(1,497,246)
Futures contracts	(20,145,197)
Total net realized gain (loss)		(250,060,569)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,818)	(146,266,288)
Fidelity Central Funds	(533)
Other affiliated issuers	(4,129,161)
Assets and liabilities in foreign currencies	(38,551)
Futures contracts	(124,461)
Total change in net unrealized appreciation (depreciation)		(150,558,994)
Net gain (loss)		(400,619,563)
Net increase (decrease) in net assets resulting from operations		$(384,514,881)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,104,682	$54,432,890
Net realized gain (loss)	(250,060,569)	(3,519,948)
Change in net unrealized appreciation (depreciation)	(150,558,994)	62,942,738
Net increase (decrease) in net assets resulting from operations	(384,514,881)	113,855,680
Distributions to shareholders	(52,999,079)	(6,416,055)
Share transactions
Proceeds from sales of shares	643,857,996	666,589,712
Reinvestment of distributions	52,999,079	6,416,055
Cost of shares redeemed	(119,284,916)	(146,297,320)
Net increase (decrease) in net assets resulting from share transactions	577,572,159	526,708,447
Total increase (decrease) in net assets	140,058,199	634,148,072
Net Assets
Beginning of period	2,065,165,219	1,431,017,147
End of period	$2,205,223,418	$2,065,165,219
Other Information
Shares
Sold	75,876,102	71,139,663
Issued in reinvestment of distributions	5,532,263	710,527
Redeemed	(13,730,413)	(15,482,137)
Net increase (decrease)	67,677,952	56,368,053

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.48	$8.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.07	.30C	.01
Net realized and unrealized gain (loss)	(1.60)	.35	(1.14)
Total from investment operations	(1.53)	.65	(1.13)
Distributions from net investment income	(.22)	(.04)	–
Total distributions	(.22)	(.04)	–
Net asset value, end of period	$7.73	$9.48	$8.87
Total ReturnD,E	(16.56)%	7.33%	(11.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.05%H	.04%	.04%H
Expenses net of fee waivers, if any	.01%H	.01%	.01%H
Expenses net of all reductions	.01%H	.01%	.01%H
Net investment income (loss)	1.48%H	3.24%C	.65%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,205,223	$2,065,165	$1,431,017
Portfolio turnover rateI	156%H,J	47%	15%J,K

 A For the period August 29, 2018 (commencement of operations) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.07. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.50%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Cayman Islands	24.5%
Korea (South)	13.2%
China	10.4%
India	9.5%
United States of America*	8.0%
Brazil	6.5%
Taiwan	6.3%
Russia	3.8%
South Africa	3.3%
Other	14.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks and Equity Futures	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.7

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	7.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.9
Meituan Dianping Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.7
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.5
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.5
ICICI Bank Ltd. sponsored ADR (India, Banks)	1.4
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.4
31.1

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	18.8
Consumer Discretionary	18.0
Information Technology	15.5
Communication Services	11.7
Materials	6.9
Consumer Staples	6.3
Energy	5.4
Industrials	3.7
Health Care	3.4
Real Estate	2.8

Fidelity® Series Emerging Markets Opportunities Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
Belgium - 0.4%
Titan Cement International Trading SA (a)	4,964,600	$68,984,994
Bermuda - 1.6%
AGTech Holdings Ltd. (b)	55,756,000	2,623,856
China Gas Holdings Ltd.	13,682,600	49,787,408
Credicorp Ltd. (United States)	797,614	118,860,438
GP Investments Ltd. Class A (depositary receipt) (a)(b)	7,634,637	5,433,356
Haier Electronics Group Co. Ltd.	13,304,635	36,642,206
Kunlun Energy Co. Ltd.	40,454,000	26,355,614
Marvell Technology Group Ltd.	661,000	17,675,140
Shangri-La Asia Ltd.	73,858,000	60,989,946

TOTAL BERMUDA		318,367,964

Brazil - 4.1%
Atacadao Distribuicao Comercio e Industria Ltda	14,640,400	53,845,786
Azul SA sponsored ADR (b)	1,566,737	14,978,006
Banco do Brasil SA	32,828,600	172,054,488
BR Malls Participacoes SA	6,798,600	12,552,262
BTG Pactual Participations Ltd. unit	4,251,000	33,067,416
Centrais Eletricas Brasileiras SA (Electrobras)	5,124,020	22,850,270
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	732,800	5,401,097
Companhia de Saneamento de Minas Gerais	2,151,920	18,994,862
Direcional Engenharia SA (a)	10,998,345	17,798,311
Lojas Renner SA	15,330,800	108,231,011
MRV Engenharia e Participacoes SA	5,784,100	16,114,514
Natura & Co. Holding SA	16,253,200	106,164,818
Petrobras Distribuidora SA	5,515,400	19,808,338
Rumo SA (b)	19,333,400	70,359,511
Suzano Papel e Celulose SA	11,066,200	80,199,883
Vale SA sponsored ADR (b)	6,164,270	50,855,228

TOTAL BRAZIL		803,275,801

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (b)	1,074,500	19,341,000
Cayman Islands - 24.5%
Akeso, Inc.	9,056,000	27,544,725
Alibaba Group Holding Ltd. sponsored ADR (b)	4,603,745	933,040,999
Ant International Co. Ltd. Class C (b)(c)(d)	6,359,848	47,190,072
Bilibili, Inc. ADR (b)(e)	5,551,458	152,054,435
Chailease Holding Co. Ltd.	12,853,650	48,747,984
China Resources Land Ltd.	13,875,720	57,337,337
China State Construction International Holdings Ltd.	60,278,096	46,734,009
CStone Pharmaceuticals Co. Ltd. (b)(f)	12,638,767	12,980,971
Haitian International Holdings Ltd.	19,422,306	34,364,743
Hansoh Pharmaceutical Group Co. Ltd. (f)	20,574,000	79,441,887
Innovent Biologics, Inc.(b)(f)	11,886,000	58,535,989
iQIYI, Inc. ADR (b)(e)	420,467	7,135,325
JD.com, Inc. sponsored ADR (b)	6,164,672	265,697,363
Kingdee International Software Group Co. Ltd.	17,743,000	25,375,586
Kingsoft Corp. Ltd. (b)(e)	10,152,100	34,864,427
Koolearn Technology Holding Ltd. (b)(e)(f)	4,946,500	23,742,074
LexinFintech Holdings Ltd. ADR (b)(e)	759,600	6,403,428
Li Ning Co. Ltd.	68,294,500	215,638,115
Meituan Dianping Class B (b)	24,128,698	323,061,245
NetEase, Inc. ADR	130,700	45,086,272
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	1,346,196	171,855,381
PagSeguro Digital Ltd. (b)(e)	1,708,134	43,267,034
Phoenix Tree Holdings Ltd. ADR	549,500	3,549,770
Pinduoduo, Inc. ADR (b)	4,119,400	195,424,336
PPDAI Group, Inc. ADR	1,264,700	2,428,224
Semiconductor Manufacturing International Corp. (b)(e)	14,856,000	27,883,854
Shenzhou International Group Holdings Ltd.	10,931,500	126,167,406
Shimao Property Holdings Ltd.	8,549,000	34,750,627
Sino Biopharmaceutical Ltd.	66,839,000	97,424,473
StoneCo Ltd. Class A (b)(e)	788,100	20,790,078
Sunny Optical Technology Group Co. Ltd.	3,072,200	42,782,010
Tencent Holdings Ltd.	27,283,774	1,434,292,652
Uni-President China Holdings Ltd.	76,670,000	76,971,961
Weidai Ltd. ADR (b)(e)	348,800	523,200
Wise Talent Information Technology Co. Ltd. (b)	7,401,403	15,800,193
Wuxi Biologics (Cayman), Inc. (b)(f)	1,246,500	19,403,545
YY, Inc. ADR (b)	147,400	8,985,504
Zai Lab Ltd. ADR (b)	582,100	36,509,312

TOTAL CAYMAN ISLANDS		4,803,786,546

Chile - 0.3%
Vina Concha y Toro SA	34,096,719	53,703,660
China - 10.4%
BBMG Corp. (H Shares)	125,991,500	31,852,919
China Communications Construction Co. Ltd. (H Shares)	50,583,485	33,999,423
China Communications Services Corp. Ltd. (H Shares)	74,528,000	53,124,525
China Life Insurance Co. Ltd. (H Shares)	113,757,400	242,610,325
China Longyuan Power Grid Corp. Ltd. (H Shares)	97,435,690	48,701,240
China Petroleum & Chemical Corp. (H Shares)	208,836,000	104,086,513
China Tower Corp. Ltd. (H Shares) (f)	141,092,000	31,399,228
CRRC Corp. Ltd. (H Shares)	113,939,000	60,314,628
Daqin Railway Co. Ltd. (A Shares)	64,572,150	65,420,088
Glodon Co. Ltd. (A Shares)	2,488,600	18,252,888
Haier Smart Home Co. Ltd. (A Shares)	82,511,205	177,838,644
Industrial & Commercial Bank of China Ltd. (H Shares)	544,231,400	364,912,227
Jiangsu Hengrui Medicine Co. Ltd. (A Shares) (b)	3,356,400	43,589,264
Pharmaron Beijing Co. Ltd. (H Shares) (b)(f)	4,630,100	36,428,046
PICC Property & Casualty Co. Ltd. (H Shares)	73,865,750	70,685,552
Ping An Bank Co. Ltd. (A Shares)	25,593,950	49,865,201
Ping An Insurance Group Co. of China Ltd. (H Shares)	28,903,500	294,129,575
Shanghai Kindly Medical Instruments Co. Ltd. (H Shares)	1,702,400	8,651,484
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	2,086,099	74,633,790
Sinopec Engineering Group Co. Ltd. (H Shares)	32,103,687	15,392,106
Tsingtao Brewery Co. Ltd. (H Shares)	18,302,000	111,183,315
Venus MedTech Hangzhou, Inc. (H Shares) (b)(f)	1,448,500	9,921,921
WuXi AppTec Co. Ltd. (H Shares) (f)	3,988,240	56,228,955
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	13,987,000	42,788,129

TOTAL CHINA		2,046,009,986

Egypt - 0.0%
Six of October Development & Investment Co.	11,700,184	7,800,123
France - 0.1%
Ubisoft Entertainment SA (b)	237,900	17,695,451
Germany - 0.4%
Delivery Hero AG (b)(f)	893,327	75,379,334
Hong Kong - 2.7%
China Everbright International Ltd.	42,516,000	24,586,794
China Overseas Land and Investment Ltd.	38,941,400	143,847,435
China Resources Beer Holdings Co. Ltd.	29,576,666	139,300,499
China Unicom Ltd.	33,891,000	21,918,422
CNOOC Ltd.	99,700,000	110,230,538
Far East Horizon Ltd.	51,854,980	41,978,398
Sun Art Retail Group Ltd.	31,303,739	52,116,973

TOTAL HONG KONG		533,979,059

Hungary - 0.3%
OTP Bank PLC	1,872,900	55,547,056
India - 9.5%
Adani Ports & Special Economic Zone Ltd.	15,091,847	57,957,371
Axis Bank Ltd.	36,698,764	214,453,692
Axis Bank Ltd. GDR (Reg. S)	159,002	4,571,308
DLF Ltd.	12,343,900	23,666,895
Federal Bank Ltd. (b)	37,481,451	24,173,788
HDFC Bank Ltd.	1,413,400	18,564,123
HDFC Bank Ltd. sponsored ADR	612,600	26,556,210
ICICI Bank Ltd.	5,405,028	27,121,559
ICICI Bank Ltd. sponsored ADR	28,127,607	274,525,444
Indraprastha Gas Ltd. (b)	10,480,794	66,402,115
ITC Ltd.	33,158,654	79,901,498
JK Cement Ltd. (a)	3,901,231	57,930,255
JM Financial Ltd. (b)	10,951,123	9,403,663
Larsen & Toubro Ltd.	6,061,444	71,891,861
LIC Housing Finance Ltd.	8,631,122	32,292,898
Mahanagar Gas Ltd.	967,110	12,466,585
Manappuram General Finance & Leasing Ltd.	29,964,993	52,943,167
NTPC Ltd.	25,129,207	31,488,450
Oberoi Realty Ltd. (b)	6,762,631	30,604,441
Petronet LNG Ltd.	10,669,280	34,379,332
Phoenix Mills Ltd. (b)	2,838,397	20,422,289
Power Grid Corp. of India Ltd.	29,160,914	62,514,103
Reliance Industries Ltd.	15,203,192	295,654,955
Shree Cement Ltd.	297,968	77,812,913
Shriram Transport Finance Co. Ltd.	10,330,707	105,989,986
SREI Infrastructure Finance Ltd. (b)	20,366,994	1,064,196
State Bank of India (b)	43,616,844	109,175,384
Sunteck Realty Ltd. (b)	359,731	939,984
Torrent Pharmaceuticals Ltd.	1,322,678	41,093,786

TOTAL INDIA		1,865,962,251

Indonesia - 1.0%
PT Bank Mandiri (Persero) Tbk	348,974,000	103,736,484
PT Bank Rakyat Indonesia Tbk	358,067,500	65,128,003
PT Perusahaan Gas Negara Tbk Series B	234,443,900	13,302,048
PT United Tractors Tbk	12,884,400	14,052,703

TOTAL INDONESIA		196,219,238

Japan - 0.7%
Freee KK (b)(e)	826,800	29,315,324
Keyence Corp.	73,800	26,661,939
Money Forward, Inc. (b)	789,900	37,023,687
Murata Manufacturing Co. Ltd.	430,200	24,240,484
Rakus Co. Ltd.	284,600	4,540,234
Square Enix Holdings Co. Ltd.	539,300	22,136,854

TOTAL JAPAN		143,918,522

Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan GDR unit	2,033,417	18,300,753
Korea (South) - 12.1%
AMOREPACIFIC Group, Inc.	1,897,379	90,742,583
Coway Co. Ltd.	732,110	37,002,036
Daou Technology, Inc.	260,308	3,514,085
Hyundai Fire & Marine Insurance Co. Ltd.	3,578,161	76,874,323
Hyundai Mobis	945,960	133,931,316
Kakao Corp.	405,180	61,368,674
KB Financial Group, Inc.	4,838,535	138,848,269
Korea Electric Power Corp. (b)	1,685,105	33,082,344
Korea Electric Power Corp. sponsored ADR (b)	150,300	1,444,383
LG Chemical Ltd.	211,946	65,685,744
LG Corp.	1,203,027	61,397,117
NAVER Corp.	217,949	35,432,590
NCSOFT Corp.	121,347	64,227,488
Netmarble Corp. (b)(f)	138,340	10,875,070
POSCO	680,856	103,186,760
S-Oil Corp.	654,160	37,693,194
Samsung Biologics Co. Ltd. (b)(f)	171,790	82,158,959
Samsung Electronics Co. Ltd.	22,120,348	910,422,278
Samsung Fire & Marine Insurance Co. Ltd.	75,804	11,886,884
Samsung SDI Co. Ltd.	355,794	83,761,717
Shinhan Financial Group Co. Ltd.	4,558,473	115,912,388
SK Hynix, Inc.	3,007,644	207,220,542

TOTAL KOREA (SOUTH)		2,366,668,744

Luxembourg - 0.1%
Adecoagro SA (b)	2,116,598	8,445,226
Globant SA (b)	69,666	8,058,266

TOTAL LUXEMBOURG		16,503,492

Mexico - 1.7%
America Movil S.A.B. de CV Series L sponsored ADR	2,940,400	35,402,416
CEMEX S.A.B. de CV sponsored ADR	32,620,900	69,156,308
Fibra Uno Administracion SA de CV	41,891,700	34,363,674
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	4,765,300	29,776,946
Grupo Aeroportuario Norte S.A.B. de CV	3,612,100	13,158,889
Grupo Financiero Banorte S.A.B. de CV Series O	19,900,618	54,423,042
Macquarie Mexican (REIT) (a)(f)	41,941,408	34,648,082
Wal-Mart de Mexico SA de CV Series V	30,082,200	72,356,547

TOTAL MEXICO		343,285,904

Netherlands - 1.5%
Adyen BV (b)(f)	37,100	36,639,219
ASML Holding NV (Netherlands)	72,700	21,234,616
NXP Semiconductors NV	213,300	21,238,281
VEON Ltd. sponsored ADR	4,364,400	7,463,124
X5 Retail Group NV GDR (Reg. S)	2,532,700	74,765,304
Yandex NV Series A (b)	3,425,425	129,412,557

TOTAL NETHERLANDS		290,753,101

Nigeria - 0.2%
Guaranty Trust Bank PLC	247,600,190	13,332,318
Guaranty Trust Bank PLC GDR (Reg. S)	3,205,904	7,373,579
Zenith Bank PLC	606,005,263	22,220,193

TOTAL NIGERIA		42,926,090

Pakistan - 0.1%
Habib Bank Ltd.	26,708,000	16,765,047
Panama - 0.1%
Copa Holdings SA Class A (e)	625,528	27,654,593
Peru - 0.3%
Compania de Minas Buenaventura SA sponsored ADR	9,101,252	68,168,377
Philippines - 0.7%
Altus San Nicolas Corp. (c)	1,296,022	133,052
Ayala Land, Inc.	57,482,624	35,845,007
Metropolitan Bank & Trust Co.	98,808,572	75,481,529
Robinsons Land Corp.	65,382,531	19,295,150

TOTAL PHILIPPINES		130,754,738

Poland - 0.2%
Powszechny Zaklad Ubezpieczen SA	5,789,800	42,256,832
Russia - 3.7%
Lukoil PJSC sponsored ADR	2,557,600	167,522,800
MMC Norilsk Nickel PJSC sponsored ADR	6,407,900	178,011,462
NOVATEK OAO GDR (Reg. S)	545,200	76,546,080
Sberbank of Russia	30,229,050	79,660,659
Sberbank of Russia sponsored ADR	13,692,094	145,889,262
Tatneft PAO	6,626,500	48,781,554
Unipro PJSC	869,270,152	32,743,631

TOTAL RUSSIA		729,155,448

Singapore - 0.3%
First Resources Ltd.	67,750,300	60,307,281
South Africa - 3.3%
Absa Group Ltd. (e)	17,205,875	84,913,639
AngloGold Ashanti Ltd.	6,071,500	148,206,327
Bidvest Group Ltd. (e)	3,755,077	30,494,719
Impala Platinum Holdings Ltd.	18,069,302	107,769,956
Mr Price Group Ltd.	6,133,700	43,700,929
Naspers Ltd. Class N	1,111,058	172,934,552
Pick 'n Pay Stores Ltd.	17,843,800	55,900,595

TOTAL SOUTH AFRICA		643,920,717

Taiwan - 6.3%
Formosa Plastics Corp.	12,344,000	36,167,607
Largan Precision Co. Ltd.	438,900	59,720,584
MediaTek, Inc.	3,246,000	44,741,697
Taiwan Semiconductor Manufacturing Co. Ltd.	96,992,284	976,681,567
Unified-President Enterprises Corp.	41,313,000	96,019,951
Yageo Corp. unit (f)	294,000	19,294,059

TOTAL TAIWAN		1,232,625,465

Thailand - 0.7%
Kasikornbank PCL (For. Reg.)	18,003,604	47,334,093
PTT Global Chemical PCL (For. Reg.)	43,781,300	50,428,772
Siam Cement PCL (For. Reg.)	3,505,700	37,262,075

TOTAL THAILAND		135,024,940

Turkey - 0.2%
Turkiye Garanti Bankasi A/S (b)	30,403,855	36,278,439
United Arab Emirates - 0.2%
Emaar Properties PJSC	49,953,532	37,127,028
United Kingdom - 0.5%
Mondi PLC	4,547,263	81,032,501
Network International Holdings PLC (f)	4,778,600	24,977,384

TOTAL UNITED KINGDOM		106,009,885

United States of America - 3.0%
Activision Blizzard, Inc.	1,163,900	74,175,347
Arco Platform Ltd. Class A (b)	477,112	23,960,565
DouYu International Holdings Ltd. ADR	8,403,528	63,782,778
MercadoLibre, Inc. (b)	377,814	220,458,247
Micron Technology, Inc. (b)	4,024,400	192,728,516
ON Semiconductor Corp. (b)	994,300	15,953,544

TOTAL UNITED STATES OF AMERICA		591,058,997

Vietnam - 0.0%
Vietnam Technological & Commercial Joint Stock Bank (b)	5,563,230	4,097,132
TOTAL COMMON STOCKS
(Cost $16,499,920,081)		17,949,613,988

Preferred Stocks - 3.6%
Convertible Preferred Stocks - 0.0%
Korea (South) - 0.0%
AMOREPACIFIC Group, Inc.	77,175	2,448,961
Nonconvertible Preferred Stocks - 3.6%
Brazil - 2.4%
Ambev SA sponsored ADR	25,070,900	53,902,435
Banco do Estado Rio Grande do Sul SA	11,365,686	26,209,695
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	4,154,832	31,826,013
Companhia Paranaense de Energia-Copel:
(PN-B)	95,800	958,370
(PN-B) sponsored ADR	2,355,960	24,148,590
Itau Unibanco Holding SA sponsored ADR	34,743,116	146,268,518
Metalurgica Gerdau SA (PN)	38,549,622	36,508,680
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	13,681,800	91,257,606
sponsored ADR	6,057,100	41,854,561
Telefonica Brasil SA	2,381,500	19,992,180
		472,926,648
Korea (South) - 1.1%
Hyundai Motor Co. Series 2	2,360,239	113,850,388
Samsung Electronics Co. Ltd.	2,994,592	104,146,646
		217,997,034
Russia - 0.1%
Tatneft PAO	1,140,000	7,826,743

TOTAL NONCONVERTIBLE PREFERRED STOCKS		698,750,425

TOTAL PREFERRED STOCKS
(Cost $899,081,569)		701,199,386
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.38% to 0.63% 6/4/20 to 6/11/20 (Cost $8,416,335)(g)	8,420,000	8,419,023
	Shares	Value

Money Market Funds - 4.8%
Fidelity Cash Central Fund 0.16% (h)	737,695,413	737,916,721
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)	199,027,691	199,047,594
TOTAL MONEY MARKET FUNDS
(Cost $936,882,533)		936,964,315
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $18,344,300,518)		19,596,196,712
NET OTHER ASSETS (LIABILITIES) - 0.2%		43,052,894
NET ASSETS - 100%		$19,639,249,606

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	14,211	June 2020	$643,687,245	$26,216,771	$26,216,771

The notional amount of futures purchased as a percentage of Net Assets is 3.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $47,190,072 or 0.2% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $612,054,723 or 3.1% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,419,023.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$35,678,747

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,311,708
Fidelity Securities Lending Cash Central Fund	1,180,802
Total	$5,492,510

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Direcional Engenharia SA	$32,610,672	$4,920,646	$8,383,992	$--	$2,533,793	$(13,882,808)	$17,798,311
GP Investments Ltd. Class A (depositary receipt)	12,316,694	--	--	--	--	(6,883,338)	5,433,356
JK Cement Ltd.	48,363,805	12,859,847	--	360,356	--	(3,293,397)	57,930,255
Macquarie Mexican (REIT)	52,256,017	5,174,804	195,340	1,309,754	(15,707)	(22,571,692)	34,648,082
Shanghai Kindly Medical Instruments Co. Ltd. (H Shares)	--	8,219,184	3,512,755	--	868,363	3,076,692	--
SREI Infrastructure Finance Ltd.	5,042,943	--	1,347,453	--	(10,708,299)	8,077,005	--
Titan Cement International Trading SA	77,877,473	19,525,629	--	--	--	(28,418,108)	68,984,994
Total	$228,467,604	$50,700,110	$13,439,540	$1,670,110	$(7,321,850)	$(63,895,646)	$184,794,998

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,277,977,560	$756,871,614	$1,521,105,946	$--
Consumer Discretionary	3,513,267,256	2,332,552,139	1,180,715,117	--
Consumer Staples	1,188,077,393	516,375,320	671,702,073	--
Energy	1,029,886,579	414,874,241	615,012,338	--
Financials	3,744,787,452	1,321,563,538	2,423,223,914	--
Health Care	684,547,107	118,668,271	565,878,836	--
Industrials	754,393,458	217,325,062	537,068,396	--
Information Technology	3,082,115,457	1,803,713,888	1,278,401,569	--
Materials	1,349,220,761	617,570,676	731,650,085	--
Real Estate	544,073,228	130,040,939	366,709,165	47,323,124
Utilities	482,467,123	138,705,929	343,761,194	--
Government Obligations	8,419,023	--	8,419,023	--
Money Market Funds	936,964,315	936,964,315	--	--
Total Investments in Securities:	$19,596,196,712	$9,305,225,932	$10,243,647,656	$47,323,124
Derivative Instruments:
Assets
Futures Contracts	$26,216,771	$26,216,771	$--	$--
Total Assets	$26,216,771	$26,216,771	$--	$--
Total Derivative Instruments:	$26,216,771	$26,216,771	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$26,216,771	$0
Total Equity Risk	26,216,771	0
Total Value of Derivatives	$26,216,771	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $189,992,410) — See accompanying schedule: Unaffiliated issuers (cost $17,171,516,875)	$18,474,437,399
Fidelity Central Funds (cost $936,882,533)	936,964,315
Other affiliated issuers (cost $235,901,110)	184,794,998
Total Investment in Securities (cost $18,344,300,518)		$19,596,196,712
Segregated cash with brokers for derivative instruments		44,448,413
Foreign currency held at value (cost $12,292,778)		12,282,239
Receivable for investments sold		8,178,459
Receivable for fund shares sold		325,884,086
Dividends receivable		22,016,670
Distributions receivable from Fidelity Central Funds		460,062
Receivable from investment adviser for expense reductions		352,340
Other receivables		2,684,506
Total assets		20,012,503,487
Liabilities
Payable for investments purchased	$153,420,799
Payable for fund shares redeemed	9,649,523
Payable for daily variation margin on futures contracts	8,666,054
Other payables and accrued expenses	2,475,093
Collateral on securities loaned	199,042,412
Total liabilities		373,253,881
Net Assets		$19,639,249,606
Net Assets consist of:
Paid in capital		$18,570,898,714
Total accumulated earnings (loss)		1,068,350,892
Net Assets		$19,639,249,606
Net Asset Value, offering price and redemption price per share ($19,639,249,606 ÷ 1,155,890,138 shares)		$16.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends (including $1,670,110 earned from other affiliated issuers)		$172,692,720
Interest		300,548
Income from Fidelity Central Funds (including $1,180,802 from security lending)		5,492,510
Income before foreign taxes withheld		178,485,778
Less foreign taxes withheld		(27,010,635)
Total income		151,475,143
Expenses
Custodian fees and expenses	$3,619,528
Independent trustees' fees and expenses	58,296
Miscellaneous	25,401
Total expenses before reductions	3,703,225
Expense reductions	(2,223,822)
Total expenses after reductions		1,479,403
Net investment income (loss)		149,995,740
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	121,226,344
Fidelity Central Funds	21,247
Other affiliated issuers	(7,321,850)
Foreign currency transactions	(6,075,502)
Futures contracts	(11,894,909)
Total net realized gain (loss)		95,955,330
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,232,780,213)
Fidelity Central Funds	51,198
Other affiliated issuers	(63,895,646)
Assets and liabilities in foreign currencies	(645,495)
Futures contracts	16,531,937
Total change in net unrealized appreciation (depreciation)		(2,280,738,219)
Net gain (loss)		(2,184,782,889)
Net increase (decrease) in net assets resulting from operations		$(2,034,787,149)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$149,995,740	$482,062,738
Net realized gain (loss)	95,955,330	(208,079,806)
Change in net unrealized appreciation (depreciation)	(2,280,738,219)	2,514,649,302
Net increase (decrease) in net assets resulting from operations	(2,034,787,149)	2,788,632,234
Distributions to shareholders	(524,696,384)	(1,185,081,846)
Share transactions
Proceeds from sales of shares	4,281,432,663	3,603,790,396
Reinvestment of distributions	524,696,384	1,185,081,846
Cost of shares redeemed	(1,282,443,576)	(1,315,184,348)
Net increase (decrease) in net assets resulting from share transactions	3,523,685,471	3,473,687,894
Total increase (decrease) in net assets	964,201,938	5,077,238,282
Net Assets
Beginning of period	18,675,047,668	13,597,809,386
End of period	$19,639,249,606	$18,675,047,668
Other Information
Shares
Sold	236,034,390	193,300,145
Issued in reinvestment of distributions	26,208,611	72,129,145
Redeemed	(69,611,850)	(72,263,706)
Net increase (decrease)	192,631,151	193,165,584

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Opportunities Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.39	$17.66	$21.35	$16.79	$15.31	$17.77
Income from Investment Operations
Net investment income (loss)A	.14	.57B	.45	.30	.19	.21C
Net realized and unrealized gain (loss)	(2.03)	2.71	(3.52)	4.49	1.47	(2.53)
Total from investment operations	(1.89)	3.28	(3.07)	4.79	1.66	(2.32)
Distributions from net investment income	(.50)	(.41)	(.39)	(.19)	(.18)	(.14)
Distributions from net realized gain	(.02)	(1.14)	(.23)	(.04)	–	–
Total distributions	(.51)D	(1.55)	(.62)	(.23)	(.18)	(.14)
Net asset value, end of period	$16.99	$19.39	$17.66	$21.35	$16.79	$15.31
Total ReturnE,F	(10.14)%	20.13%	(14.82)%	29.04%	11.02%	(13.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.04%I	.04%	.05%	.59%	1.03%	1.04%
Expenses net of fee waivers, if any	.01%I	.01%	.01%	.57%	1.03%	1.04%
Expenses net of all reductions	.01%I	.01%	.01%	.56%	1.03%	1.03%
Net investment income (loss)	1.50%I	3.12%B	2.16%	1.63%	1.24%	1.29%C
Supplemental Data
Net assets, end of period (000 omitted)	$19,639,250	$18,675,048	$13,597,809	$15,747,447	$6,998,219	$5,571,493
Portfolio turnover rateJ	42%I,K	54%	64%	56%	45%	64%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.29%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 D Total distributions of $.51 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.015 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
United States of America*	22.0%
Switzerland	13.9%
Japan	12.7%
Germany	8.4%
France	5.6%
Hong Kong	4.6%
Sweden	4.3%
United Kingdom	4.1%
Netherlands	4.0%
Other	20.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	6.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	5.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	4.0
SAP SE (Germany, Software)	3.7
CSL Ltd. (Australia, Biotechnology)	3.4
Keyence Corp. (Japan, Electronic Equipment & Components)	3.4
AIA Group Ltd. (Hong Kong, Insurance)	3.2
Visa, Inc. Class A (United States of America, IT Services)	2.5
Linde PLC (Germany, Chemicals)	2.5
MasterCard, Inc. Class A (United States of America, IT Services)	2.5
36.8

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	23.8
Industrials	18.7
Financials	17.1
Health Care	12.7
Consumer Staples	7.6
Materials	7.3
Consumer Discretionary	5.9
Communication Services	3.9
Real Estate	1.0
Energy	0.1

Fidelity® Series International Growth Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 3.4%
CSL Ltd.	2,102,522	$419,090,198
Bailiwick of Jersey - 1.6%
Experian PLC	6,589,989	197,899,809
Belgium - 0.4%
KBC Groep NV	967,401	52,472,772
Brazil - 0.3%
BM&F BOVESPA SA	5,457,254	38,556,740
Canada - 2.0%
Canadian National Railway Co.	526,088	43,505,866
Canadian Pacific Railway Ltd.	361,508	82,162,916
Franco-Nevada Corp.	794,628	105,132,147
Pason Systems, Inc.	158,096	859,791
PrairieSky Royalty Ltd.	2,315,938	16,937,569

TOTAL CANADA		248,598,289

Cayman Islands - 3.0%
Alibaba Group Holding Ltd.	585,200	14,851,923
Alibaba Group Holding Ltd. sponsored ADR (a)	991,622	200,972,031
Tencent Holdings Ltd.	2,820,000	148,245,815

TOTAL CAYMAN ISLANDS		364,069,769

Finland - 1.1%
Kone OYJ (B Shares)	1,757,900	106,568,156
Tikkurila Oyj	1,818,794	23,797,917

TOTAL FINLAND		130,366,073

France - 5.6%
Edenred SA	2,506,690	101,005,581
Legrand SA	1,827,132	122,495,785
LVMH Moet Hennessy Louis Vuitton SE	737,296	285,033,441
Safran SA	1,164,608	108,274,924
Sanofi SA	706,100	69,013,410

TOTAL FRANCE		685,823,141

Germany - 8.4%
Deutsche Borse AG	952,445	147,665,635
Linde PLC (b)	1,673,101	308,939,313
SAP SE	3,792,829	451,753,609
Vonovia SE	2,530,535	124,927,559

TOTAL GERMANY		1,033,286,116

Hong Kong - 4.6%
AIA Group Ltd.	42,874,301	393,490,447
Hong Kong Exchanges and Clearing Ltd.	5,303,725	170,048,909

TOTAL HONG KONG		563,539,356

India - 1.2%
Housing Development Finance Corp. Ltd.	5,954,400	150,645,464
Ireland - 1.4%
CRH PLC sponsored ADR	5,837,640	175,829,717
Italy - 0.7%
Interpump Group SpA	2,987,034	87,005,409
Japan - 12.7%
Azbil Corp.	4,005,105	106,140,974
Fanuc Corp.	1,025,115	167,312,463
Hoya Corp.	2,459,800	226,141,609
Keyence Corp.	1,138,864	411,440,687
Misumi Group, Inc.	7,589,752	182,892,407
Nabtesco Corp.	1,396,846	40,480,744
OSG Corp.	3,699,446	48,606,615
Recruit Holdings Co. Ltd.	5,461,105	159,306,968
SHO-BOND Holdings Co. Ltd.	2,568,400	104,708,102
USS Co. Ltd.	6,370,600	101,511,681

TOTAL JAPAN		1,548,542,250

Kenya - 0.6%
Safaricom Ltd.	295,355,200	78,485,997
Korea (South) - 0.4%
BGF Retail Co. Ltd.	330,804	43,023,799
Netherlands - 4.0%
ASML Holding NV (Netherlands) (b)	1,661,446	485,284,294
New Zealand - 0.3%
Auckland International Airport Ltd.	8,916,062	32,925,144
Norway - 0.8%
Adevinta ASA Class B	5,461,591	45,179,851
Schibsted ASA (B Shares)	2,990,322	58,113,246

TOTAL NORWAY		103,293,097

South Africa - 0.6%
Clicks Group Ltd.	5,947,922	74,088,982
Spain - 1.3%
Amadeus IT Holding SA Class A	2,943,964	141,692,198
Prosegur Compania de Seguridad SA (Reg.)	7,546,515	16,605,856

TOTAL SPAIN		158,298,054

Sweden - 4.3%
ASSA ABLOY AB (B Shares) (b)	13,745,691	246,074,550
Atlas Copco AB (A Shares) (b)	5,826,182	200,796,313
Epiroc AB Class A	8,457,969	84,644,220

TOTAL SWEDEN		531,515,083

Switzerland - 13.9%
Nestle SA (Reg. S)	7,317,010	774,944,755
Roche Holding AG (participation certificate)	1,854,434	642,185,637
Schindler Holding AG:
(participation certificate)	767,831	170,629,111
(Reg.)	156,202	33,497,865
Temenos Group AG	578,060	75,218,167

TOTAL SWITZERLAND		1,696,475,535

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	15,337,885	154,447,642
United Kingdom - 4.1%
BAE Systems PLC	7,940,217	50,646,155
InterContinental Hotel Group PLC ADR	1,400,430	63,803,591
London Stock Exchange Group PLC	1,180,292	110,839,239
Network International Holdings PLC (c)	7,820,746	40,878,453
Prudential PLC	6,757,168	95,326,193
Rightmove PLC	8,521,545	53,406,840
Spectris PLC	2,505,822	84,172,728

TOTAL UNITED KINGDOM		499,073,199

United States of America - 20.1%
Alphabet, Inc. Class A (a)	72,387	97,483,573
Aspen Technology, Inc. (a)	541,300	55,347,925
Autoliv, Inc. (b)	1,023,934	61,456,519
Berkshire Hathaway, Inc. Class B (a)	897,180	168,095,645
Black Knight, Inc. (a)	1,568,623	110,697,725
CME Group, Inc.	281,600	50,183,936
Lam Research Corp.	243,965	62,279,385
Marsh & McLennan Companies, Inc.	1,906,431	185,552,929
Martin Marietta Materials, Inc.	448,632	85,343,265
MasterCard, Inc. Class A	1,122,031	308,524,864
Moody's Corp.	743,659	181,378,430
MSCI, Inc.	536,127	175,313,529
PriceSmart, Inc.	557,332	35,412,875
ResMed, Inc.	1,247,464	193,756,108
S&P Global, Inc.	614,280	179,910,326
Sherwin-Williams Co.	358,147	192,099,306
Visa, Inc. Class A	1,738,470	310,699,358

TOTAL UNITED STATES OF AMERICA		2,453,535,698

TOTAL COMMON STOCKS
(Cost $7,740,583,025)		12,006,171,627

Money Market Funds - 6.9%
Fidelity Cash Central Fund 0.16% (d)	251,272,698	251,348,079
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	587,361,737	587,420,473
TOTAL MONEY MARKET FUNDS
(Cost $838,760,866)		838,768,552
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $8,579,343,891)		12,844,940,179
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(612,668,083)
NET ASSETS - 100%		$12,232,272,096

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,878,453 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$726,647
Fidelity Securities Lending Cash Central Fund	147,611
Total	$874,258

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
SHO-BOND Holdings Co. Ltd.	$113,264,445	$--	$14,695,122	$840,038	$6,760,442	$(621,663)	$--
Total	$113,264,445	$--	$14,695,122	$840,038	$6,760,442	$(621,663)	$--

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$480,915,322	$332,669,507	$148,245,815	$--
Consumer Discretionary	727,629,186	427,743,822	299,885,364	--
Consumer Staples	927,470,411	78,436,674	849,033,737	--
Energy	17,797,360	17,797,360	--	--
Financials	2,099,480,194	1,089,830,774	1,009,649,420	--
Health Care	1,550,186,962	488,911,127	1,061,275,835	--
Industrials	2,287,039,378	916,663,047	1,370,376,331	--
Information Technology	2,899,583,590	1,808,098,045	1,091,485,545	--
Materials	891,141,665	891,141,665	--	--
Real Estate	124,927,559	124,927,559	--	--
Money Market Funds	838,768,552	838,768,552	--	--
Total Investments in Securities:	$12,844,940,179	$7,014,988,132	$5,829,952,047	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $545,907,412) — See accompanying schedule: Unaffiliated issuers (cost $7,740,583,025)	$12,006,171,627
Fidelity Central Funds (cost $838,760,866)	838,768,552
Total Investment in Securities (cost $8,579,343,891)		$12,844,940,179
Foreign currency held at value (cost $13,710,959)		13,841,203
Receivable for investments sold		227,772,290
Receivable for fund shares sold		8,860,914
Dividends receivable		68,557,367
Distributions receivable from Fidelity Central Funds		99,888
Other receivables		1,065,910
Total assets		13,165,137,751
Liabilities
Payable to custodian bank	$880
Payable for investments purchased	10,125,657
Payable for fund shares redeemed	335,006,001
Other payables and accrued expenses	327,802
Collateral on securities loaned	587,405,315
Total liabilities		932,865,655
Net Assets		$12,232,272,096
Net Assets consist of:
Paid in capital		$7,128,901,452
Total accumulated earnings (loss)		5,103,370,644
Net Assets		$12,232,272,096
Net Asset Value, offering price and redemption price per share ($12,232,272,096 ÷ 783,189,873 shares)		$15.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends (including $840,038 earned from other affiliated issuers)		$110,177,226
Income from Fidelity Central Funds (including $147,611 from security lending)		874,258
Income before foreign taxes withheld		111,051,484
Less foreign taxes withheld		(11,372,861)
Total income		99,678,623
Expenses
Custodian fees and expenses	$557,744
Independent trustees' fees and expenses	47,996
Interest	137,511
Miscellaneous	20,755
Total expenses before reductions	764,006
Expense reductions	(792)
Total expenses after reductions		763,214
Net investment income (loss)		98,915,409
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	774,503,559
Fidelity Central Funds	6,408
Other affiliated issuers	6,760,442
Foreign currency transactions	(1,409,420)
Total net realized gain (loss)		779,860,989
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,384,229)	(1,538,092,599)
Fidelity Central Funds	5,597
Other affiliated issuers	(621,663)
Assets and liabilities in foreign currencies	520,085
Total change in net unrealized appreciation (depreciation)		(1,538,188,580)
Net gain (loss)		(758,327,591)
Net increase (decrease) in net assets resulting from operations		$(659,412,182)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,915,409	$355,554,527
Net realized gain (loss)	779,860,989	284,098,541
Change in net unrealized appreciation (depreciation)	(1,538,188,580)	2,433,736,270
Net increase (decrease) in net assets resulting from operations	(659,412,182)	3,073,389,338
Distributions to shareholders	(625,700,226)	(924,506,492)
Share transactions
Proceeds from sales of shares	919,749,592	1,218,860,154
Reinvestment of distributions	625,700,226	924,506,492
Cost of shares redeemed	(4,529,856,184)	(1,904,058,640)
Net increase (decrease) in net assets resulting from share transactions	(2,984,406,366)	239,308,006
Total increase (decrease) in net assets	(4,269,518,774)	2,388,190,852
Net Assets
Beginning of period	16,501,790,870	14,113,600,018
End of period	$12,232,272,096	$16,501,790,870
Other Information
Shares
Sold	54,157,295	79,419,141
Issued in reinvestment of distributions	36,167,643	68,583,568
Redeemed	(273,604,826)	(125,219,315)
Net increase (decrease)	(183,279,888)	22,783,394

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Growth Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.07	$14.96	$16.22	$13.37	$14.28	$14.17
Income from Investment Operations
Net investment income (loss)A	.11	.37B	.30	.21	.17C	.15
Net realized and unrealized gain (loss)	(.92)	2.74	(1.05)	2.97	(.60)	.36
Total from investment operations	(.81)	3.11	(.75)	3.18	(.43)	.51
Distributions from net investment income	(.37)	(.28)	(.24)	(.16)	(.16)	(.19)
Distributions from net realized gain	(.27)	(.72)	(.27)	(.17)	(.33)	(.21)
Total distributions	(.64)	(1.00)	(.51)	(.33)	(.48)C	(.40)
Net asset value, end of period	$15.62	$17.07	$14.96	$16.22	$13.37	$14.28
Total ReturnD,E	(5.13)%	22.58%	(4.82)%	24.42%	(3.10)%	3.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%H	.01%	.01%	.51%	.94%	.92%
Expenses net of fee waivers, if any	.01%H	.01%	.01%	.51%	.94%	.91%
Expenses net of all reductions	.01%H	.01%	- %I	.51%	.94%	.91%
Net investment income (loss)	1.27%H	2.38%B	1.84%	1.41%	1.27%B	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$12,232,272	$16,501,791	$14,113,600	$14,784,814	$5,618,983	$5,563,674
Portfolio turnover rateJ	15%H,K	24%	33%	23%	26%	24%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.92%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount represents less than $.005 per share.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	37.1%
United Kingdom	15.1%
United States of America*	9.2%
Germany	5.4%
Sweden	4.7%
Denmark	2.9%
Netherlands	2.8%
Israel	2.4%
Canada	2.1%
Other	18.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	92.9
Investment Companies	2.8
Short-Term Investments and Net Other Assets (Liabilities)	4.3

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Lasertec Corp. (Japan, Semiconductors & Semiconductor Equipment)	3.3
Azbil Corp. (Japan, Electronic Equipment & Components)	3.0
OBIC Co. Ltd. (Japan, IT Services)	2.9
iShares MSCI EAFE Small-Cap ETF (United States of America, Investment Companies)	2.8
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.5
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.3
CompuGroup Medical AG (Germany, Health Care Technology)	2.1
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	1.8
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.8
Tecan Group AG (Switzerland, Life Sciences Tools & Services)	1.7
24.2

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	22.7
Information Technology	20.7
Health Care	16.1
Consumer Staples	8.7
Consumer Discretionary	7.7
Financials	5.2
Materials	3.7
Communication Services	3.7
Real Estate	2.8
Energy	1.5

Fidelity® Series International Small Cap Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value
Australia - 0.7%
Bapcor Ltd.	1,386,128	$4,413,668
Beacon Lighting Group Ltd.	4,904,792	2,290,373
Imdex Ltd.	12,555,467	8,700,670
Nanosonics Ltd. (a)	528,844	2,356,765
Reckon Ltd. (b)	10,825,766	4,220,281

TOTAL AUSTRALIA		21,981,757

Austria - 0.4%
EVN AG	217,000	3,386,264
IMMOFINANZ Immobilien Anlagen AG	330,582	6,115,089
Wienerberger AG	207,100	3,869,507

TOTAL AUSTRIA		13,370,860

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC (c)	4,882,404	15,721,341
Belgium - 2.0%
Barco NV	218,893	35,021,589
Econocom Group SA	4,669,647	8,996,095
KBC Ancora	591,115	20,754,659

TOTAL BELGIUM		64,772,343

Canada - 2.1%
Computer Modelling Group Ltd.	1,908,300	6,416,067
ECN Capital Corp.	3,244,900	9,208,201
McCoy Global, Inc. (a)	1,107,650	294,429
MTY Food Group, Inc.	109,600	1,893,660
New Look Vision Group, Inc.	738,260	14,580,098
Pason Systems, Inc.	1,221,546	6,643,273
PrairieSky Royalty Ltd.	1,039,340	7,601,193
Richelieu Hardware Ltd.	926,142	17,592,007
Spin Master Corp. (a)(c)	200,300	2,898,123
Total Energy Services, Inc.	353,000	423,514

TOTAL CANADA		67,550,565

Cayman Islands - 0.4%
SITC International Holdings Co. Ltd.	4,063,000	4,013,682
Value Partners Group Ltd.	20,415,817	8,103,312

TOTAL CAYMAN ISLANDS		12,116,994

China - 0.4%
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	3,771,530	11,543,460
Denmark - 2.9%
Ambu A/S Series B	776,688	24,363,999
Netcompany Group A/S (a)(c)	548,675	28,331,186
SimCorp A/S	249,434	23,077,934
Spar Nord Bank A/S	2,427,610	16,827,579

TOTAL DENMARK		92,600,698

Finland - 0.7%
Olvi PLC (A Shares)	161,300	6,805,283
Tikkurila Oyj	1,188,096	15,545,582

TOTAL FINLAND		22,350,865

France - 2.1%
Cegedim SA (a)	362,251	10,877,054
Elis SA	1,532,348	18,975,226
Laurent-Perrier Group SA	147,831	12,474,046
Somfy SA	25,300	2,118,190
STEF-TFE Group	44,500	3,345,301
Vetoquinol SA	311,315	19,650,502

TOTAL FRANCE		67,440,319

Germany - 4.4%
Befesa SA (c)	35,000	1,106,535
CompuGroup Medical AG	871,557	66,331,399
CTS Eventim AG (d)	787,595	32,745,482
DIC Asset AG	642,000	8,498,711
JOST Werke AG (c)	111,000	3,010,574
Nexus AG	618,016	23,703,849
Takkt AG	455,300	3,707,128

TOTAL GERMANY		139,103,678

Greece - 0.3%
Fourlis Holdings SA	970,292	3,801,278
Motor Oil (HELLAS) Corinth Refineries SA	202,600	2,977,278
Mytilineos SA	503,000	3,748,245

TOTAL GREECE		10,526,801

India - 0.8%
Embassy Office Parks (REIT)	3,162,000	15,523,024
Indian Energy Exchange Ltd. (c)	2,139,842	4,272,064
Jyothy Laboratories Ltd.	2,762,490	4,229,910

TOTAL INDIA		24,024,998

Ireland - 0.5%
FBD Holdings PLC	1,317,819	10,426,633
Mincon Group PLC	1,958,344	1,738,302
Total Produce PLC	2,189,700	2,591,549
United Drug PLC (United Kingdom)	191,000	1,510,745

TOTAL IRELAND		16,267,229

Israel - 2.4%
Ituran Location & Control Ltd. (b)	1,597,635	28,278,140
Strauss Group Ltd.	1,384,064	39,227,058
Tel Aviv Stock Exchange Ltd.	1,791,957	7,463,917

TOTAL ISRAEL		74,969,115

Italy - 1.6%
Interpump Group SpA	1,673,300	48,739,369
MARR SpA	214,000	2,804,762

TOTAL ITALY		51,544,131

Japan - 37.1%
Ai Holdings Corp.	649,692	8,106,393
Aoki Super Co. Ltd.	201,937	4,743,821
Artnature, Inc.	1,183,800	7,512,163
Asante, Inc.	345,900	4,712,350
Aucnet, Inc.	611,760	6,213,655
Azbil Corp.	3,583,495	94,967,710
Bank of Kyoto Ltd.	207,907	7,187,578
Broadleaf Co. Ltd. (b)	5,217,673	24,358,703
Central Automotive Products Ltd.	125,279	2,136,333
Chugoku Marine Paints Ltd.	275,000	2,108,978
CKD Corp.	175,000	2,969,529
Curves Holdings Co. Ltd. (a)	3,678,859	17,620,403
Daiichikosho Co. Ltd.	804,914	24,451,564
Daikokutenbussan Co. Ltd.	397,900	16,388,371
Funai Soken Holdings, Inc.	729,457	15,742,649
GCA Savvian Group Corp.	1,106,387	6,752,863
Genky DrugStores Co. Ltd. (d)	101,600	2,321,420
GMO Internet, Inc.	427,962	9,407,467
Goldcrest Co. Ltd.	1,546,300	23,573,096
Iwatsuka Confectionary Co. Ltd.	115,800	3,496,175
Kamigumi Co. Ltd.	306,000	5,426,250
Kobayashi Pharmaceutical Co. Ltd.	276,300	25,592,154
Koshidaka Holdings Co. Ltd.	3,555,459	15,637,857
Kusuri No Aoki Holdings Co. Ltd.	372,058	29,157,227
Lasertec Corp.	1,583,160	106,365,210
Medikit Co. Ltd.	539,600	17,322,108
Mirait Holdings Corp.	407,000	5,332,358
Miroku Jyoho Service Co., Ltd. (d)	547,191	13,894,567
Misumi Group, Inc.	1,339,500	32,278,312
Mitsuboshi Belting Ltd.	530,752	7,319,694
Nabtesco Corp.	892,536	25,865,787
Nagaileben Co. Ltd.	1,608,500	39,285,081
Nichias Corp.	199,700	4,056,712
Nihon Parkerizing Co. Ltd.	4,401,918	45,325,624
Nitto Kohki Co. Ltd.	211,000	3,706,239
NOF Corp.	120,000	4,003,168
NS Tool Co. Ltd.	572,900	14,163,013
OBIC Co. Ltd.	605,900	91,578,046
OSG Corp.	2,666,975	35,041,092
PALTAC Corp.	188,300	9,896,212
Paramount Bed Holdings Co. Ltd.	916,166	38,075,762
ProNexus, Inc.	1,055,577	10,573,967
Raiznext Corp.	138,200	1,536,343
S Foods, Inc.	177,100	3,784,096
San-Ai Oil Co. Ltd.	2,031,010	20,837,180
Sekisui Jushi Corp.	259,000	5,309,603
Shinsei Bank Ltd.	508,631	6,135,579
SHO-BOND Holdings Co. Ltd.	1,402,200	57,164,655
Shoei Co. Ltd. (b)	1,856,600	35,362,162
SK Kaken Co. Ltd.	54,804	20,938,024
Software Service, Inc.	244,200	22,982,994
Techno Medica Co. Ltd.	283,000	4,926,096
The Monogatari Corp.	169,348	10,225,738
TKC Corp.	431,024	21,487,941
Tocalo Co. Ltd.	1,557,100	15,539,804
Tsuruha Holdings, Inc.	48,270	6,468,086
USS Co. Ltd.	2,273,800	36,231,636
Welcia Holdings Co. Ltd.	361,285	26,124,695
Workman Co. Ltd. (d)	161,900	10,364,376
Yamato Kogyo Co. Ltd.	343,280	6,864,640
Yuasa Trading Co. Ltd.	121,900	3,313,445

TOTAL JAPAN		1,180,264,754

Korea (South) - 0.9%
BGF Retail Co. Ltd.	131,588	17,114,109
Leeno Industrial, Inc.	138,235	10,161,326

TOTAL KOREA (SOUTH)		27,275,435

Luxembourg - 0.2%
B&M European Value Retail SA	1,340,231	5,617,734
Mexico - 0.1%
Consorcio ARA S.A.B. de CV	22,218,743	2,719,609
Genomma Lab Internacional SA de CV (a)	1,109,000	893,145

TOTAL MEXICO		3,612,754

Netherlands - 2.8%
Aalberts Industries NV	1,856,035	52,272,154
AerCap Holdings NV (a)	148,000	4,161,760
Arcadis NV	228,000	3,545,425
Intertrust NV (c)	359,960	5,672,366
PostNL NV	200,000	343,878
RHI Magnesita NV	131,500	4,044,544
Takeaway.com Holding BV (a)(c)	117,778	12,005,814
Van Lanschot NV (Bearer)	414,661	6,361,688

TOTAL NETHERLANDS		88,407,629

New Zealand - 0.1%
EBOS Group Ltd.	336,913	4,550,339
Norway - 1.8%
ABG Sundal Collier ASA	3,229,139	1,093,710
Adevinta ASA Class B	128,966	1,066,844
Borregaard ASA	290,000	2,697,595
Kongsberg Gruppen ASA	2,106,185	27,095,542
Merkantildata ASA	982,000	8,597,850
Schibsted ASA (A Shares)	79,266	1,682,025
Skandiabanken ASA (c)	2,912,997	15,552,968

TOTAL NORWAY		57,786,534

Philippines - 0.4%
Jollibee Food Corp.	3,549,090	10,014,875
Pilipinas Shell Petroleum Corp.	3,216,250	1,175,665

TOTAL PHILIPPINES		11,190,540

Singapore - 0.1%
Boustead Singapore Ltd.	8,961,400	3,803,531
South Africa - 1.0%
Clicks Group Ltd.	2,451,031	30,530,729
Spain - 0.9%
Fluidra SA (a)	1,367,976	15,290,784
Prosegur Cash SA (c)	1,350,000	1,180,559
Prosegur Compania de Seguridad SA (Reg.)	6,001,914	13,207,012

TOTAL SPAIN		29,678,355

Sweden - 4.7%
Addlife AB	1,084,913	34,357,681
AddTech AB (B Shares)	1,716,152	46,525,871
Fagerhult AB	1,465,327	5,664,424
Granges AB	215,000	1,570,979
John Mattson Fastighetsforetag (a)	614,732	8,752,301
Lagercrantz Group AB (B Shares)	2,570,297	35,566,323
Loomis AB (B Shares)	540,028	13,168,990
MIPS AB	199,500	5,022,987

TOTAL SWEDEN		150,629,556

Switzerland - 1.8%
Tecan Group AG	163,557	52,765,242
VZ Holding AG	67,625	4,729,021

TOTAL SWITZERLAND		57,494,263

Taiwan - 0.4%
Addcn Technology Co. Ltd.	1,710,570	12,415,811
United Kingdom - 15.1%
Alliance Pharma PLC	24,050,005	22,869,691
Ascential PLC (c)	2,503,537	7,977,608
Avon Rubber PLC	1,374,386	45,872,538
Bodycote PLC	1,319,412	9,696,600
Dechra Pharmaceuticals PLC	1,651,876	57,630,898
DP Poland PLC (a)(b)	14,923,300	1,597,651
GetBusy PLC (a)	2,405,000	1,832,604
Great Portland Estates PLC	2,385,185	20,332,023
H&T Group PLC (b)	2,180,017	8,511,767
Hill & Smith Holdings PLC	262,316	3,812,666
Hilton Food Group PLC	1,028,638	14,510,379
Howden Joinery Group PLC	2,478,282	16,393,573
ITE Group PLC	23,558,843	6,780,135
J.D. Weatherspoon PLC	50,900	605,826
LSL Property Services PLC	2,513,466	5,096,794
Luxfer Holdings PLC sponsored	168,800	2,290,616
Mears Group PLC	1,596,000	3,306,716
Mitie Group PLC	980,000	914,624
Naked Wines PLC (d)	465,914	2,144,822
Network International Holdings PLC (c)	4,343,760	22,704,508
Rightmove PLC	4,510,370	28,267,716
Spectris PLC	2,340,028	78,603,565
Spirax-Sarco Engineering PLC	670,328	73,688,594
Ted Baker PLC (d)	414,623	796,382
Ten Entertainment Group PLC	1,230,400	2,456,257
Topps Tiles PLC	5,491,937	2,490,154
Trainline PLC (c)	899,100	4,296,388
Tullett Prebon PLC	1,782,411	7,619,349
Ultra Electronics Holdings PLC	925,736	22,981,160
Vistry Group PLC	362,000	3,683,987

TOTAL UNITED KINGDOM		479,765,591

United States of America - 2.1%
Autoliv, Inc.	132,700	7,964,654
Morningstar, Inc.	118,500	18,481,260
PriceSmart, Inc.	265,788	16,888,170
ResMed, Inc.	140,400	21,806,928

TOTAL UNITED STATES OF AMERICA		65,141,012

TOTAL COMMON STOCKS
(Cost $2,225,508,380)		2,914,049,721

Nonconvertible Preferred Stocks - 1.2%
Brazil - 0.2%
Banco ABC Brasil SA	2,606,743	6,850,137
Germany - 1.0%
Sartorius AG (non-vtg.)	110,955	31,224,321
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $12,562,665)		38,074,458

Investment Companies - 2.8%
United States of America - 2.8%
iShares MSCI EAFE Small-Cap ETF
(Cost $108,777,910)	1,800,000	88,416,000

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.16% (e)	129,372,139	129,410,951
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	14,677,980	14,679,448
TOTAL MONEY MARKET FUNDS
(Cost $144,081,868)		144,090,399
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $2,490,930,823)		3,184,630,578
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(6,583,762)
NET ASSETS - 100%		$3,178,046,816

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $124,730,034 or 3.9% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$956,565
Fidelity Securities Lending Cash Central Fund	337,288
Total	$1,293,853

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Broadleaf Co. Ltd.	$20,492,785	$7,442,516	$--	$222,197	$--	$(3,576,598)	$24,358,703
DP Poland PLC	889,221	--	--	--	--	708,430	1,597,651
H&T Group PLC	10,688,405	--	--	--	--	(2,176,638)	8,511,767
Ituran Location & Control Ltd.	28,071,960	8,703,071	--	486,024	--	(8,496,891)	28,278,140
Reckon Ltd.	3,095,110	2,262,542	--	78,266	--	(1,137,371)	4,220,281
Shoei Co. Ltd.	41,274,923	178,896	906,197	62,960	(49,275)	(5,136,185)	35,362,162
Total	$104,512,404	$18,587,025	$906,197	$849,447	$(49,275)	$(19,815,253)	$102,328,704

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$115,387,185	$102,971,374	$12,415,811	$--
Consumer Discretionary	241,257,368	219,515,465	21,741,903	--
Consumer Staples	274,909,025	240,148,386	34,760,639	--
Energy	46,368,599	45,192,934	1,175,665	--
Financials	166,332,285	147,821,330	18,510,955	--
Health Care	513,205,940	471,941,155	41,264,785	--
Industrials	728,347,060	643,627,102	84,719,958	--
Information Technology	655,557,438	615,770,834	39,786,604	--
Materials	119,481,977	109,210,328	10,271,649	--
Real Estate	87,891,038	63,615,713	24,275,325	--
Utilities	3,386,264	3,386,264	--	--
Investment Companies	88,416,000	88,416,000	--	--
Money Market Funds	144,090,399	144,090,399	--	--
Total Investments in Securities:	$3,184,630,578	$2,895,707,284	$288,923,294	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $13,765,348) — See accompanying schedule: Unaffiliated issuers (cost $2,255,064,616)	$2,938,211,475
Fidelity Central Funds (cost $144,081,868)	144,090,399
Other affiliated issuers (cost $91,784,339)	102,328,704
Total Investment in Securities (cost $2,490,930,823)		$3,184,630,578
Foreign currency held at value (cost $147,648)		147,648
Receivable for investments sold		5,865,172
Receivable for fund shares sold		28,744,005
Dividends receivable		11,713,468
Distributions receivable from Fidelity Central Funds		41,432
Other receivables		1,169
Total assets		3,231,143,472
Liabilities
Payable to custodian bank	$1,276,865
Payable for investments purchased	6,410,095
Payable for fund shares redeemed	30,325,519
Other payables and accrued expenses	405,006
Collateral on securities loaned	14,679,171
Total liabilities		53,096,656
Net Assets		$3,178,046,816
Net Assets consist of:
Paid in capital		$2,542,684,085
Total accumulated earnings (loss)		635,362,731
Net Assets		$3,178,046,816
Net Asset Value, offering price and redemption price per share ($3,178,046,816 ÷ 215,293,889 shares)		$14.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends (including $849,447 earned from other affiliated issuers)		$22,271,275
Income from Fidelity Central Funds (including $337,288 from security lending)		1,293,853
Income before foreign taxes withheld		23,565,128
Less foreign taxes withheld		(2,198,958)
Total income		21,366,170
Expenses
Custodian fees and expenses	$180,315
Independent trustees' fees and expenses	10,594
Miscellaneous	5,201
Total expenses		196,110
Net investment income (loss)		21,170,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $79,019)	(31,677,561)
Fidelity Central Funds	1,293
Other affiliated issuers	(49,275)
Foreign currency transactions	95,831
Total net realized gain (loss)		(31,629,712)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $691,109)	(253,034,102)
Fidelity Central Funds	7,571
Other affiliated issuers	(19,815,253)
Assets and liabilities in foreign currencies	(547)
Total change in net unrealized appreciation (depreciation)		(272,842,331)
Net gain (loss)		(304,472,043)
Net increase (decrease) in net assets resulting from operations		$(283,301,983)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,170,060	$76,424,752
Net realized gain (loss)	(31,629,712)	85,991,150
Change in net unrealized appreciation (depreciation)	(272,842,331)	250,247,029
Net increase (decrease) in net assets resulting from operations	(283,301,983)	412,662,931
Distributions to shareholders	(159,580,831)	(309,676,762)
Share transactions
Proceeds from sales of shares	345,050,413	414,945,342
Reinvestment of distributions	159,580,831	309,676,761
Cost of shares redeemed	(381,765,796)	(555,046,399)
Net increase (decrease) in net assets resulting from share transactions	122,865,448	169,575,704
Total increase (decrease) in net assets	(320,017,366)	272,561,873
Net Assets
Beginning of period	3,498,064,182	3,225,502,309
End of period	$3,178,046,816	$3,498,064,182
Other Information
Shares
Sold	21,735,532	26,523,897
Issued in reinvestment of distributions	9,392,633	21,746,964
Redeemed	(25,232,725)	(35,158,696)
Net increase (decrease)	5,895,440	13,112,165

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Small Cap Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.71	$16.43	$18.17	$15.02	$16.11	$15.21
Income from Investment Operations
Net investment income (loss)A	.10	.36	.38	.25	.15	.14
Net realized and unrealized gain (loss)	(1.31)	1.47	(.99)	3.47	(.13)	1.10
Total from investment operations	(1.21)	1.83	(.61)	3.72	.02	1.24
Distributions from net investment income	(.36)	(.37)	(.29)	(.15)	(.15)	(.14)
Distributions from net realized gain	(.38)	(1.18)	(.85)	(.42)	(.96)	(.20)
Total distributions	(.74)	(1.55)	(1.13)B	(.57)	(1.11)	(.34)
Net asset value, end of period	$14.76	$16.71	$16.43	$18.17	$15.02	$16.11
Total ReturnC,D	(7.82)%	12.77%	(3.72)%	25.87%	.02%	8.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%G	.01%	.01%	.56%	1.06%	1.10%
Expenses net of fee waivers, if any	.01%G	.01%	.01%	.56%	1.06%	1.10%
Expenses net of all reductions	.01%G	.01%	.01%	.55%	1.05%	1.10%
Net investment income (loss)	1.21%G	2.28%	2.08%	1.52%	1.01%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$3,178,047	$3,498,064	$3,225,502	$3,572,161	$1,303,650	$1,276,570
Portfolio turnover rateH	28%G,I	23%	14%	21%	21%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.13 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.848 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	28.5%
France	15.0%
United Kingdom	13.3%
Germany	13.1%
Switzerland	7.2%
Italy	3.4%
Sweden	3.0%
Spain	2.5%
Australia	1.9%
Other*	12.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Toyota Motor Corp. (Japan, Automobiles)	3.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.9
Sanofi SA (France, Pharmaceuticals)	2.8
Novartis AG (Switzerland, Pharmaceuticals)	2.7
Total SA (France, Oil, Gas & Consumable Fuels)	2.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.6
Enel SpA (Italy, Electric Utilities)	2.2
Siemens AG (Germany, Industrial Conglomerates)	2.1
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.0
Bayer AG (Germany, Pharmaceuticals)	1.8
25.5

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	30.3
Health Care	13.0
Industrials	11.7
Materials	9.8
Information Technology	9.5
Energy	7.9
Consumer Discretionary	7.7
Utilities	2.8
Communication Services	2.4
Real Estate	2.3

Fidelity® Series International Value Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 1.9%
Commonwealth Bank of Australia	2,215,300	$89,490,350
Evolution Mining Ltd.	9,160,261	29,830,749
Macquarie Group Ltd.	1,318,398	87,334,628

TOTAL AUSTRALIA		206,655,727

Austria - 0.6%
Erste Group Bank AG	3,230,386	70,180,867
Bailiwick of Jersey - 0.7%
Glencore Xstrata PLC	42,161,295	78,986,688
Belgium - 1.4%
KBC Groep NV	2,929,604	158,904,574
Denmark - 1.2%
A.P. Moller - Maersk A/S Series B	66,524	66,208,243
ORSTED A/S (a)	675,711	68,312,876

TOTAL DENMARK		134,521,119

Finland - 0.6%
Sampo Oyj (A Shares)	2,071,587	68,667,884
France - 15.0%
ALTEN	263,908	19,000,675
Atos Origin SA	1,147,855	81,837,471
AXA SA	11,112,962	197,549,569
BNP Paribas SA	4,382,100	137,669,559
Bouygues SA	1,870,593	57,622,389
Capgemini SA	817,648	76,824,717
Natixis SA	11,065,966	26,205,667
Sanofi SA (b)	3,232,806	315,970,778
SR Teleperformance SA	498,788	111,779,052
Total SA	8,421,021	298,882,350
VINCI SA	2,395,337	196,230,846
Vivendi SA (b)	4,401,786	95,136,499
Worldline SA (a)(c)	868,331	58,977,721

TOTAL FRANCE		1,673,687,293

Germany - 11.7%
Bayer AG	3,039,082	200,288,933
Hannover Reuck SE	888,122	141,607,656
HeidelbergCement AG	1,757,377	83,319,250
Infineon Technologies AG	3,952,600	73,482,528
Linde PLC	838,511	154,831,664
MTU Aero Engines Holdings AG	237,818	32,394,178
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	495,976	109,137,872
Rheinmetall AG	833,241	56,448,284
SAP SE	643,541	76,650,429
Siemens AG	2,583,800	238,441,235
Vonovia SE	2,809,056	138,677,596

TOTAL GERMANY		1,305,279,625

Hong Kong - 0.8%
AIA Group Ltd.	9,704,800	89,068,416
India - 0.3%
Axis Bank Ltd.	6,173,900	36,077,936
Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	184,206,552	33,504,870
Ireland - 1.2%
CRH PLC	4,329,608	131,354,371
Italy - 3.4%
Assicurazioni Generali SpA	5,370,624	76,598,459
Enel SpA	36,083,150	246,464,201
Mediobanca SpA	9,138,245	53,125,280

TOTAL ITALY		376,187,940

Japan - 28.5%
DENSO Corp.	2,847,756	100,103,591
Fanuc Corp.	748,207	122,117,378
Fujitsu Ltd.	867,100	84,237,435
Hoya Corp.	1,659,742	152,588,311
Ibiden Co. Ltd.	1,708,044	44,262,874
Idemitsu Kosan Co. Ltd.	2,937,576	66,750,570
Itochu Corp.	7,542,653	147,874,584
Kao Corp.	1,336,936	103,099,618
Minebea Mitsumi, Inc.	7,499,851	121,941,501
Mitsubishi Estate Co. Ltd.	3,859,733	62,443,277
Mitsubishi UFJ Financial Group, Inc.	33,806,724	136,579,183
Mitsui Fudosan Co. Ltd.	2,891,196	53,160,289
OBIC Co. Ltd.	781,242	118,079,907
Oracle Corp. Japan	1,019,778	105,669,584
ORIX Corp.	10,532,397	126,508,501
Recruit Holdings Co. Ltd.	1,847,216	53,885,501
Shin-Etsu Chemical Co. Ltd.	1,534,058	169,209,785
Shinsei Bank Ltd.	7,303,420	88,100,621
SoftBank Group Corp.	1,876,237	80,420,469
Sony Corp.	2,183,695	140,529,755
Sony Financial Holdings, Inc.	5,109,169	96,852,762
Sumitomo Mitsui Financial Group, Inc.	5,109,585	134,367,920
Suzuki Motor Corp.	1,450,382	46,289,331
Takeda Pharmaceutical Co. Ltd.	5,087,873	183,476,095
Tokio Marine Holdings, Inc.	3,320,415	155,779,742
Tokyo Electron Ltd.	324,863	69,189,652
Toyota Motor Corp.	6,576,924	406,630,576

TOTAL JAPAN		3,170,148,812

Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	2,482,115	102,158,103
Netherlands - 1.3%
AerCap Holdings NV (c)	1,510,433	42,473,376
Koninklijke Philips Electronics NV	2,361,565	102,946,535

TOTAL NETHERLANDS		145,419,911

Portugal - 0.5%
Galp Energia SGPS SA Class B	4,772,764	55,083,023
Singapore - 0.9%
United Overseas Bank Ltd.	7,040,923	100,608,574
Spain - 2.5%
Banco Santander SA (Spain)	76,543,649	170,906,229
Cellnex Telecom SA (a)	1,606,538	84,153,079
Unicaja Banco SA (a)	31,251,651	16,918,078

TOTAL SPAIN		271,977,386

Sweden - 3.0%
Ericsson (B Shares)	16,839,585	143,863,328
Investor AB (B Shares)	3,765,860	187,156,482

TOTAL SWEDEN		331,019,810

Switzerland - 7.2%
Novartis AG	3,577,290	305,280,460
Roche Holding AG (participation certificate)	211,120	73,110,303
Swiss Life Holding AG	173,505	61,456,990
UBS Group AG	12,703,182	136,686,238
Zurich Insurance Group Ltd.	719,494	228,118,709

TOTAL SWITZERLAND		804,652,700

United Kingdom - 13.3%
Anglo American PLC (United Kingdom)	6,614,700	117,903,350
AstraZeneca PLC (United Kingdom)	1,200,899	125,604,551
Beazley PLC	7,747,524	38,641,706
BHP Billiton PLC	19,332,548	324,496,379
BP PLC	74,625,674	294,056,303
Imperial Brands PLC	3,895,863	82,385,834
Lloyds Banking Group PLC	263,357,882	106,556,876
RELX PLC (London Stock Exchange)	2,682,400	60,694,443
Royal Dutch Shell PLC Class B sponsored ADR	3,694,486	118,112,717
RSA Insurance Group PLC	14,058,751	63,957,673
Standard Chartered PLC (United Kingdom)	18,701,605	95,985,286
Standard Life PLC	20,598,016	57,360,418

TOTAL UNITED KINGDOM		1,485,755,536

United States of America - 0.4%
ConocoPhillips Co.	1,061,436	44,686,456
TOTAL COMMON STOCKS
(Cost $11,979,567,352)		10,874,587,621

Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Porsche Automobil Holding SE (Germany)
(Cost $225,293,914)	3,140,589	158,580,161

Money Market Funds - 4.4%
Fidelity Cash Central Fund 0.16% (d)	65,345,666	65,365,270
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	425,721,828	425,764,400
TOTAL MONEY MARKET FUNDS
(Cost $491,123,847)		491,129,670
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $12,695,985,113)		11,524,297,452
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(381,134,152)
NET ASSETS - 100%		$11,143,163,300

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $228,361,754 or 2.0% of net assets.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$364,224
Fidelity Securities Lending Cash Central Fund	197,563
Total	$561,787

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$259,710,047	$84,153,079	$175,556,968	$--
Consumer Discretionary	852,133,414	--	852,133,414	--
Consumer Staples	185,485,452	82,385,834	103,099,618	--
Energy	877,571,419	162,799,173	714,772,246	--
Financials	3,377,665,575	1,192,151,640	2,185,513,935	--
Health Care	1,459,265,966	668,848,022	790,417,944	--
Industrials	1,308,111,010	361,411,722	946,699,288	--
Information Technology	1,054,234,424	606,811,052	447,423,372	--
Materials	1,089,932,236	272,735,014	817,197,222	--
Real Estate	254,281,162	138,677,596	115,603,566	--
Utilities	314,777,077	68,312,876	246,464,201	--
Money Market Funds	491,129,670	491,129,670	--	--
Total Investments in Securities:	$11,524,297,452	$4,129,415,678	$7,394,881,774	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $404,796,861) — See accompanying schedule: Unaffiliated issuers (cost $12,204,861,266)	$11,033,167,782
Fidelity Central Funds (cost $491,123,847)	491,129,670
Total Investment in Securities (cost $12,695,985,113)		$11,524,297,452
Cash		1,089,169
Foreign currency held at value (cost $31,435,191)		31,400,535
Receivable for investments sold		395,103,151
Receivable for fund shares sold		12,139,572
Dividends receivable		98,397,929
Distributions receivable from Fidelity Central Funds		106,312
Total assets		12,062,534,120
Liabilities
Payable for investments purchased	$95,038,985
Payable for fund shares redeemed	398,282,067
Other payables and accrued expenses	280,728
Collateral on securities loaned	425,769,040
Total liabilities		919,370,820
Net Assets		$11,143,163,300
Net Assets consist of:
Paid in capital		$13,813,521,796
Total accumulated earnings (loss)		(2,670,358,496)
Net Assets		$11,143,163,300
Net Asset Value, offering price and redemption price per share ($11,143,163,300 ÷ 1,469,246,245 shares)		$7.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$212,822,600
Interest		5,016
Income from Fidelity Central Funds (including $197,563 from security lending)		561,787
Income before foreign taxes withheld		213,389,403
Less foreign taxes withheld		(19,516,777)
Total income		193,872,626
Expenses
Custodian fees and expenses	$462,459
Independent trustees' fees and expenses	45,458
Interest	123,386
Miscellaneous	19,710
Total expenses before reductions	651,013
Expense reductions	(1,295)
Total expenses after reductions		649,718
Net investment income (loss)		193,222,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(548,699,774)
Fidelity Central Funds	(12,011)
Foreign currency transactions	(518,380)
Total net realized gain (loss)		(549,230,165)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,481,822,740)
Fidelity Central Funds	5,823
Assets and liabilities in foreign currencies	373,958
Total change in net unrealized appreciation (depreciation)		(2,481,442,959)
Net gain (loss)		(3,030,673,124)
Net increase (decrease) in net assets resulting from operations		$(2,837,450,216)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$193,222,908	$607,840,138
Net realized gain (loss)	(549,230,165)	(614,985,805)
Change in net unrealized appreciation (depreciation)	(2,481,442,959)	848,206,291
Net increase (decrease) in net assets resulting from operations	(2,837,450,216)	841,060,624
Distributions to shareholders	(664,417,720)	(506,747,337)
Share transactions
Proceeds from sales of shares	1,125,762,071	2,440,637,033
Reinvestment of distributions	664,417,720	506,747,337
Cost of shares redeemed	(3,137,545,028)	(1,319,977,575)
Net increase (decrease) in net assets resulting from share transactions	(1,347,365,237)	1,627,406,795
Total increase (decrease) in net assets	(4,849,233,173)	1,961,720,082
Net Assets
Beginning of period	15,992,396,473	14,030,676,391
End of period	$11,143,163,300	$15,992,396,473
Other Information
Shares
Sold	125,376,590	262,484,972
Issued in reinvestment of distributions	67,797,726	57,913,981
Redeemed	(352,497,586)	(141,800,099)
Net increase (decrease)	(159,323,270)	178,598,854

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Value Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.82	$9.68	$10.87	$9.27	$9.91	$10.73
Income from Investment Operations
Net investment income (loss)A	.12	.39	.38	.29	.24	.22
Net realized and unrealized gain (loss)	(1.96)	.10	(1.23)	1.55	(.68)	(.28)
Total from investment operations	(1.84)	.49	(.85)	1.84	(.44)	(.06)
Distributions from net investment income	(.36)	(.35)	(.31)	(.22)	(.20)	(.44)
Distributions from net realized gain	(.04)	–	(.03)	(.02)	–	(.32)
Total distributions	(.40)	(.35)	(.34)	(.24)	(.20)	(.76)
Net asset value, end of period	$7.58	$9.82	$9.68	$10.87	$9.27	$9.91
Total ReturnB,C	(19.65)%	5.48%	(8.11)%	20.33%	(4.49)%	(.65)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%F	.01%	.01%	.48%	.96%	.89%
Expenses net of fee waivers, if any	.01%F	.01%	.01%	.47%	.96%	.89%
Expenses net of all reductions	.01%F	.01%	- %G	.46%	.95%	.88%
Net investment income (loss)	2.67%F	4.23%	3.60%	2.86%	2.58%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$11,143,163	$15,992,396	$14,030,676	$14,793,134	$5,774,976	$5,556,957
Portfolio turnover rateH	37%F,I	41%	43%	51%	45%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005% per share.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$2,289,503,154	$133,062,469	$(308,451,052)	$(175,388,583)
Fidelity Series Emerging Markets Opportunities Fund	18,511,524,814	3,765,232,956	(2,654,344,287)	1,110,888,669
Fidelity Series International Growth Fund	8,587,709,890	4,585,931,575	(328,701,286)	4,257,230,289
Fidelity Series International Small Cap Fund	2,528,056,605	1,004,942,430	(348,368,457)	656,573,973
Fidelity Series International Value Fund	12,831,148,632	1,138,655,345	(2,445,506,525)	(1,306,851,180)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryforward
Fidelity Series Emerging Markets Fund	$(7,811,695)	$(5,702,914)	$(13,514,609)
Fidelity Series Emerging Markets Opportunities Fund	(159,803,498)	(70,334,709)	(230,138,207)
Fidelity Series International Value Fund	(678,176,887)	(242,752,597)	(920,929,484)

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	2,163,322,075	1,583,613,371
Fidelity Series Emerging Markets Opportunities Fund	6,963,364,460	3,950,786,325
Fidelity Series International Growth Fund	1,155,588,453	4,898,983,482
Fidelity Series International Small Cap Fund	495,498,753	459,958,480
Fidelity Series International Value Fund	2,644,501,233	4,764,720,048

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$4,576
Fidelity Series Emerging Markets Opportunities Fund	48,053
Fidelity Series International Growth Fund	8,050
Fidelity Series International Small Cap Fund	398
Fidelity Series International Value Fund	1,089

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the their Statements of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Emerging Markets Fund	Borrower	$13,852,000.29%		$444
Fidelity Series International Growth Fund	Borrower	$109,652,679	1.61%	$137,511
Fidelity Series International Value Fund	Borrower	$63,926,643	1.65%	$123,386

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Funds received investments and cash in exchange for shares of the Fund. The amount of in-kind exchanges is included in the Fund's share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Value of investments and cash
Fidelity Series Emerging Markets Fund	6,069,490	$58,024,325
Fidelity Series Emerging Markets Opportunities Fund	26,562,509	$522,218,927
Fidelity Series International Growth Fund	19,301,572	$333,338,148
Fidelity Series International Small Cap Fund	5,043,450	$84,931,704
Fidelity Series International Value Fund	33,670,520	$333,338,148

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series Emerging Markets Fund	$1,801
Fidelity Series International Growth Fund	98,839
Fidelity Series International Small Cap Fund	6,858

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Emerging Markets Fund	$2,690
Fidelity Series Emerging Markets Opportunities Fund	24,613
Fidelity Series International Growth Fund	19,967
Fidelity Series International Small Cap Fund	4,413
Fidelity Series International Value Fund	18,922

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Emerging Markets Fund	$126	$–	$–
Fidelity Series Emerging Markets Opportunities Fund	$43,634	$–	$–
Fidelity Series International Growth Fund	$2,993	$3,052	$–
Fidelity Series International Small Cap Fund	$208	$–	$–
Fidelity Series International Value Fund	$4,026	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund	.014%	$345,288
Fidelity Series Emerging Markets Opportunities Fund	.014%	$2,221,770

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Emerging Markets Fund	$2,168
Fidelity Series Emerging Markets Opportunities Fund	2,052
Fidelity Series International Growth Fund	792
Fidelity Series International Value Fund	1,295

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Fidelity Series Emerging Markets Fund	.01%
Actual		$1,000.00	$834.40	$.05
Hypothetical-C		$1,000.00	$1,024.81	$.05
Fidelity Series Emerging Markets Opportunities Fund	.01%
Actual		$1,000.00	$898.60	$.05
Hypothetical-C		$1,000.00	$1,024.81	$.05
Fidelity Series International Growth Fund	.01%
Actual		$1,000.00	$948.70	$.05
Hypothetical-C		$1,000.00	$1,024.81	$.05
Fidelity Series International Small Cap Fund	.01%
Actual		$1,000.00	$921.80	$.05
Hypothetical-C		$1,000.00	$1,024.81	$.05
Fidelity Series International Value Fund	.01%
Actual		$1,000.00	$803.50	$.04
Hypothetical-C		$1,000.00	$1,024.81	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series Emerging Markets Opportunities Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for each fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, and considered each of Fidelity Series Emerging Markets Fund's and Fidelity Series International Value Fund's underperformance for different time periods ended June 30, 2019. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that each fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR undertakes to pay all operating expenses of each fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for each fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the funds or the party responsible for making such payments under the current management contracts.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through February 28, 2023.

Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.

Economies of Scale.  The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GSV-S-SANN-0620
1.907946.110

Fidelity® Global Commodity Stock Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Nutrien Ltd.	6.0
Rio Tinto PLC	5.1
Exxon Mobil Corp.	5.0
Newmont Corp.	4.7
Chevron Corp.	4.4
Archer Daniels Midland Co.	4.1
Barrick Gold Corp. (Canada)	3.4
FMC Corp.	3.3
UPM-Kymmene Corp.	3.3
Wheaton Precious Metals Corp.	3.2
42.5

Top Sectors (% of fund's net assets)

As of April 30, 2020
Metals	49.0%
Agriculture	26.7%
Energy	20.9%
Other	2.2%
Short-Term Investments and Net Other Assets	1.2%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Chemicals - 14.6%
Fertilizers & Agricultural Chemicals - 12.4%
CF Industries Holdings, Inc.	187,860	$5,166,150
FMC Corp.	88,000	8,087,200
Israel Chemicals Ltd.	247,100	862,653
Nutrien Ltd.	411,283	14,687,940
The Mosaic Co.	157,761	1,815,829
		30,619,772
Specialty Chemicals - 2.2%
Ecolab, Inc.	27,900	5,398,650

TOTAL CHEMICALS		36,018,422

Construction Materials - 0.8%
Construction Materials - 0.8%
Summit Materials, Inc. (a)	131,300	1,983,943
Containers & Packaging - 2.1%
Metal & Glass Containers - 2.1%
Crown Holdings, Inc. (a)	81,100	5,223,651
Food Products - 6.7%
Agricultural Products - 6.7%
Archer Daniels Midland Co.	272,500	10,120,650
Bunge Ltd.	109,100	4,327,997
Darling International, Inc. (a)	93,600	1,927,224
		16,375,871
Metals & Mining - 46.1%
Aluminum - 0.5%
Kaiser Aluminum Corp.	16,400	1,184,572
Copper - 4.5%
Antofagasta PLC	168,500	1,725,395
First Quantum Minerals Ltd.	790,924	4,829,810
Lundin Mining Corp.	897,600	4,397,882
		10,953,087
Diversified Metals & Mining - 18.1%
Anglo American PLC (United Kingdom)	164,312	2,928,770
BHP Billiton Ltd.	341,154	6,964,424
BHP Billiton PLC	271,992	4,565,380
Grupo Mexico SA de CV Series B	474,520	1,012,005
Ivanhoe Mines Ltd. (a)	490,700	1,029,379
MMC Norilsk Nickel PJSC	26,640	7,237,689
MMC Norilsk Nickel PJSC sponsored ADR	239,600	6,656,088
Nickel Mines Ltd. (a)	3,266,239	1,163,292
Rio Tinto PLC	270,425	12,552,767
Teck Resources Ltd. Class B (sub. vtg.)	53,800	474,245
		44,584,039
Gold - 12.8%
Agnico Eagle Mines Ltd. (Canada)	42,200	2,465,696
AngloGold Ashanti Ltd.	29,200	712,777
Barrick Gold Corp. (Canada)	328,947	8,467,381
Franco-Nevada Corp.	35,671	4,719,402
Kirkland Lake Gold Ltd.	30,900	1,277,335
Newcrest Mining Ltd.	110,658	1,985,917
Newmont Corp.	193,700	11,521,276
Sibanye Stillwater Ltd. (a)	216,500	435,314
		31,585,098
Precious Metals & Minerals - 0.6%
Anglo American Platinum Ltd.	7,400	388,352
Impala Platinum Holdings Ltd.	196,500	1,171,976
		1,560,328
Silver - 3.2%
Wheaton Precious Metals Corp.	206,900	7,861,591
Steel - 6.4%
Commercial Metals Co.	96,100	1,531,834
Fortescue Metals Group Ltd.	656,862	5,019,904
JFE Holdings, Inc.	120,200	797,652
Nucor Corp.	27,092	1,115,919
POSCO	7,054	1,069,065
Reliance Steel & Aluminum Co.	32,500	2,911,350
Steel Dynamics, Inc.	88,000	2,135,760
Vale SA (a)	135,800	1,120,283
		15,701,767

TOTAL METALS & MINING		113,430,482

Oil, Gas & Consumable Fuels - 20.9%
Integrated Oil & Gas - 15.4%
BP PLC	1,422,287	5,604,404
Chevron Corp.	118,400	10,892,800
Equinor ASA	79,900	1,118,751
Exxon Mobil Corp.	265,200	12,323,844
Lukoil PJSC sponsored ADR	36,500	2,390,750
Total SA	153,081	5,433,214
		37,763,763
Oil & Gas Exploration & Production - 4.9%
Cabot Oil & Gas Corp.	61,800	1,336,116
ConocoPhillips Co.	86,200	3,629,020
Diamondback Energy, Inc.	17,200	748,888
Hess Corp.	12,800	622,592
Lundin Petroleum AB	45,000	1,157,808
Magnolia Oil & Gas Corp. Class A (a)	147,600	954,972
NOVATEK OAO GDR (Reg. S)	7,500	1,053,000
Parsley Energy, Inc. Class A (b)	66,500	628,425
Pioneer Natural Resources Co.	22,410	2,001,437
		12,132,258
Oil & Gas Refining & Marketing - 0.6%
Neste Oyj	40,700	1,441,953

TOTAL OIL, GAS & CONSUMABLE FUELS		51,337,974

Paper & Forest Products - 7.6%
Forest Products - 0.3%
West Fraser Timber Co. Ltd.	27,200	757,016
Paper Products - 7.3%
Nine Dragons Paper (Holdings) Ltd.	893,000	854,354
Oji Holdings Corp.	259,500	1,317,610
Stora Enso Oyj (R Shares)	395,100	4,676,080
Suzano Papel e Celulose SA	404,245	2,929,678
UPM-Kymmene Corp.	291,500	8,069,061
		17,846,783

TOTAL PAPER & FOREST PRODUCTS		18,603,799

TOTAL COMMON STOCKS
(Cost $285,296,612)		242,974,142

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.16% (c)	3,071,939	3,072,861
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	191	191
TOTAL MONEY MARKET FUNDS
(Cost $3,072,973)		3,073,052
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $288,369,585)		246,047,194
NET OTHER ASSETS (LIABILITIES) - 0.0%		(113,862)
NET ASSETS - 100%		$245,933,332

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,674
Fidelity Securities Lending Cash Central Fund	24,241
Total	$59,915

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$242,974,142	$184,542,243	$58,431,899	$--
Money Market Funds	3,073,052	3,073,052	--	--
Total Investments in Securities:	$246,047,194	$187,615,295	$58,431,899	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	39.1%
Canada	20.7%
United Kingdom	11.2%
Russia	7.0%
Australia	6.1%
Finland	5.8%
France	2.2%
Bermuda	2.2%
Brazil	1.7%
South Africa	1.1%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $170) — See accompanying schedule: Unaffiliated issuers (cost $285,296,612)	$242,974,142
Fidelity Central Funds (cost $3,072,973)	3,073,052
Total Investment in Securities (cost $288,369,585)		$246,047,194
Foreign currency held at value (cost $522)		526
Receivable for investments sold		1,343,918
Receivable for fund shares sold		116,016
Dividends receivable		339,284
Distributions receivable from Fidelity Central Funds		10,469
Prepaid expenses		238
Other receivables		9,593
Total assets		247,867,238
Liabilities
Payable for investments purchased	$1,127,287
Payable for fund shares redeemed	542,862
Accrued management fee	137,379
Distribution and service plan fees payable	11,760
Other affiliated payables	58,791
Other payables and accrued expenses	55,651
Collateral on securities loaned	176
Total liabilities		1,933,906
Net Assets		$245,933,332
Net Assets consist of:
Paid in capital		$482,518,992
Total accumulated earnings (loss)		(236,585,660)
Net Assets		$245,933,332
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($19,390,841 ÷ 1,970,942 shares)(a)		$9.84
Maximum offering price per share (100/94.25 of $9.84)		$10.44
Class M:
Net Asset Value and redemption price per share ($4,226,348 ÷ 429,722 shares)(a)		$9.84
Maximum offering price per share (100/96.50 of $9.84)		$10.20
Class C:
Net Asset Value and offering price per share ($7,954,721 ÷ 814,389 shares)(a)		$9.77
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($164,640,227 ÷ 16,721,540 shares)		$9.85
Class I:
Net Asset Value, offering price and redemption price per share ($34,257,008 ÷ 3,483,888 shares)		$9.83
Class Z:
Net Asset Value, offering price and redemption price per share ($15,464,187 ÷ 1,574,293 shares)		$9.82

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$8,497,495
Income from Fidelity Central Funds (including $24,241 from security lending)		59,915
Income before foreign taxes withheld		8,557,410
Less foreign taxes withheld		(485,923)
Total income		8,071,487
Expenses
Management fee	$1,423,783
Transfer agent fees	369,371
Distribution and service plan fees	92,537
Accounting fees	107,987
Custodian fees and expenses	26,557
Independent trustees' fees and expenses	1,393
Registration fees	90,691
Audit	27,775
Legal	655
Miscellaneous	17,604
Total expenses before reductions	2,158,353
Expense reductions	(14,351)
Total expenses after reductions		2,144,002
Net investment income (loss)		5,927,485
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(123,078,065)
Fidelity Central Funds	1,347
Foreign currency transactions	(344,432)
Total net realized gain (loss)		(123,421,150)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	17,405,834
Fidelity Central Funds	157
Assets and liabilities in foreign currencies	(392)
Total change in net unrealized appreciation (depreciation)		17,405,599
Net gain (loss)		(106,015,551)
Net increase (decrease) in net assets resulting from operations		$(100,088,066)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,927,485	$16,398,628
Net realized gain (loss)	(123,421,150)	(47,504,592)
Change in net unrealized appreciation (depreciation)	17,405,599	29,433,210
Net increase (decrease) in net assets resulting from operations	(100,088,066)	(1,672,754)
Distributions to shareholders	(14,697,608)	(11,167,623)
Share transactions - net increase (decrease)	(145,903,217)	(28,451,076)
Total increase (decrease) in net assets	(260,688,891)	(41,291,453)
Net Assets
Beginning of period	506,622,223	547,913,676
End of period	$245,933,332	$506,622,223

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$12.42	$12.56	$10.73	$10.05	$13.25
Income from Investment Operations
Net investment income (loss)A	.14	.35	.21	.12	.11	.22
Net realized and unrealized gain (loss)	(2.08)	(.41)	(.22)	1.86	.79	(3.25)
Total from investment operations	(1.94)	(.06)	(.01)	1.98	.90	(3.03)
Distributions from net investment income	(.36)	(.20)	(.09)	(.08)	(.21)	(.14)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.36)	(.22)	(.13)B	(.15)	(.22)	(.17)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$9.84	$12.14	$12.42	$12.56	$10.73	$10.05
Total ReturnD,E,F	(16.53)%	(.44)%	(.05)%	18.53%	9.29%	(23.16)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%I	1.29%	1.28%	1.33%	1.38%	1.34%
Expenses net of fee waivers, if any	1.31%I	1.28%	1.28%	1.33%	1.38%	1.34%
Expenses net of all reductions	1.31%I	1.28%	1.27%	1.32%	1.37%	1.34%
Net investment income (loss)	2.58%I	2.86%	1.55%	1.07%	1.18%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$19,391	$25,779	$27,258	$29,920	$34,791	$31,391
Portfolio turnover rateJ	45%I	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.086 and distributions from net realized gain of $.047 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.12	$12.39	$12.53	$10.72	$10.02	$13.21
Income from Investment Operations
Net investment income (loss)A	.13	.31	.16	.09	.09	.19
Net realized and unrealized gain (loss)	(2.09)	(.40)	(.20)	1.84	.79	(3.25)
Total from investment operations	(1.96)	(.09)	(.04)	1.93	.88	(3.06)
Distributions from net investment income	(.32)	(.16)	(.06)	(.05)	(.17)	(.10)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.32)	(.18)	(.10)B	(.12)	(.18)	(.13)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$9.84	$12.12	$12.39	$12.53	$10.72	$10.02
Total ReturnD,E,F	(16.68)%	(.70)%	(.30)%	18.09%	9.08%	(23.40)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.61%I	1.59%	1.59%	1.62%	1.65%	1.63%
Expenses net of fee waivers, if any	1.61%I	1.59%	1.59%	1.62%	1.65%	1.63%
Expenses net of all reductions	1.60%I	1.59%	1.58%	1.61%	1.64%	1.62%
Net investment income (loss)	2.29%I	2.55%	1.24%	.78%	.90%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$4,226	$5,416	$7,200	$6,876	$6,068	$6,335
Portfolio turnover rateJ	45%I	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.10 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.047 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.99	$12.26	$12.39	$10.61	$9.92	$13.06
Income from Investment Operations
Net investment income (loss)A	.10	.26	.11	.04	.04	.13
Net realized and unrealized gain (loss)	(2.07)	(.41)	(.19)	1.82	.78	(3.22)
Total from investment operations	(1.97)	(.15)	(.08)	1.86	.82	(3.09)
Distributions from net investment income	(.25)	(.11)	–	(.01)	(.12)	(.03)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.25)	(.12)B	(.05)	(.08)	(.13)	(.05)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$9.77	$11.99	$12.26	$12.39	$10.61	$9.92
Total ReturnE,F,G	(16.86)%	(1.16)%	(.67)%	17.59%	8.46%	(23.74)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.05%J	2.02%	2.00%	2.07%	2.13%	2.12%
Expenses net of fee waivers, if any	2.05%J	2.02%	1.99%	2.07%	2.13%	2.12%
Expenses net of all reductions	2.05%J	2.01%	1.98%	2.06%	2.12%	2.11%
Net investment income (loss)	1.84%J	2.13%	.84%	.33%	.43%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$7,955	$11,294	$20,793	$14,289	$12,620	$11,274
Portfolio turnover rateK	45%J	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.018 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$12.44	$12.59	$10.77	$10.09	$13.31
Income from Investment Operations
Net investment income (loss)A	.16	.37	.23	.15	.14	.25
Net realized and unrealized gain (loss)	(2.08)	(.41)	(.20)	1.84	.79	(3.27)
Total from investment operations	(1.92)	(.04)	.03	1.99	.93	(3.02)
Distributions from net investment income	(.38)	(.23)	(.13)	(.11)	(.24)	(.18)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.38)	(.25)	(.18)	(.17)B	(.25)	(.20)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$9.85	$12.15	$12.44	$12.59	$10.77	$10.09
Total ReturnE,F	(16.40)%	(.23)%	.23%	18.65%	9.62%	(22.97)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%I	1.06%	1.08%	1.10%	1.13%	1.12%
Expenses net of fee waivers, if any	1.04%I	1.06%	1.08%	1.10%	1.13%	1.12%
Expenses net of all reductions	1.03%I	1.06%	1.06%	1.09%	1.12%	1.11%
Net investment income (loss)	2.86%I	3.08%	1.75%	1.30%	1.43%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$164,640	$257,011	$369,563	$264,557	$228,982	$156,320
Portfolio turnover rateJ	45%I	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.068 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$12.45	$12.60	$10.76	$10.09	$13.31
Income from Investment Operations
Net investment income (loss)A	.17	.39	.25	.17	.16	.25
Net realized and unrealized gain (loss)	(2.09)	(.41)	(.21)	1.86	.77	(3.26)
Total from investment operations	(1.92)	(.02)	.04	2.03	.93	(3.01)
Distributions from net investment income	(.41)	(.25)	(.14)	(.12)	(.25)	(.19)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.41)	(.27)	(.19)	(.19)	(.26)	(.21)B
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$9.83	$12.16	$12.45	$12.60	$10.76	$10.09
Total ReturnD,E	(16.44)%	(.06)%	.30%	18.99%	9.63%	(22.93)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%H	.92%	.93%	.96%	1.01%	1.09%
Expenses net of fee waivers, if any	.96%H	.92%	.93%	.95%	1.01%	1.08%
Expenses net of all reductions	.96%H	.91%	.91%	.94%	1.00%	1.08%
Net investment income (loss)	2.93%H	3.23%	1.90%	1.45%	1.55%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$34,257	$102,633	$117,981	$113,655	$70,068	$24,841
Portfolio turnover rateI	45%H	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$12.46	$13.84
Income from Investment Operations
Net investment income (loss)B	.18	.39	(.01)
Net realized and unrealized gain (loss)	(2.09)	(.40)	(1.37)
Total from investment operations	(1.91)	(.01)	(1.38)
Distributions from net investment income	(.43)	(.27)	–
Distributions from net realized gain	–	(.02)	–
Total distributions	(.43)	(.29)	–
Net asset value, end of period	$9.82	$12.16	$12.46
Total ReturnC,D	(16.41)%	.03%	(9.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%G	.83%	.89%G
Expenses net of fee waivers, if any	.86%G	.83%	.89%G
Expenses net of all reductions	.85%G	.82%	.87%G
Net investment income (loss)	3.04%G	3.32%	(.70)%G
Supplemental Data
Net assets, end of period (000 omitted)	$15,464	$104,489	$5,118
Portfolio turnover rateH	45%G	55%	70%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,858,959
Gross unrealized depreciation	(69,626,762)
Net unrealized appreciation (depreciation)	$(46,767,803)
Tax cost	$292,814,997

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,327,092)
Long-term	(54,392,214)
Total capital loss carryforward	$(69,719,306)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Commodity Stock Fund	90,720,794	243,942,603

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$29,152	$484
Class M	.25%	.25%	12,552	69
Class C	.75%	.25%	50,833	8,099
			$92,537	$8,652

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,712
Class M	661
Class C(a)	575
$3,948

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$28,823.25
Class M	7,253.29
Class C	11,747.23
Global Commodity Stock	243,630.22
Class I	62,234.15
Class Z	15,684.04
	$369,371

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Global Commodity Stock Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Commodity Stock Fund	$3,205

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $41,470.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Global Commodity Stock Fund	$574

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $77. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,659 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $59.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $963.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $5,670 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$759,471	$483,346
Class M	144,021	100,322
Class C	230,198	200,915
Global Commodity Stock	7,319,626	7,706,193
Class I	3,291,216	2,518,989
Class Z	2,953,076	157,858
Total	$14,697,608	$11,167,623

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	191,317	585,052	$1,919,156	$7,162,948
Reinvestment of distributions	61,881	41,258	754,330	479,423
Shares redeemed	(404,943)	(698,260)	(4,299,385)	(8,497,822)
Net increase (decrease)	(151,745)	(71,950)	$(1,625,899)	$(855,451)
Class M
Shares sold	38,426	62,259	$433,332	$747,221
Reinvestment of distributions	11,772	8,615	143,620	100,105
Shares redeemed	(67,452)	(205,121)	(726,321)	(2,471,997)
Net increase (decrease)	(17,254)	(134,247)	$(149,369)	$(1,624,671)
Class C
Shares sold	72,849	211,795	$801,048	$2,546,657
Reinvestment of distributions	18,529	17,161	224,941	198,038
Shares redeemed	(218,889)	(983,587)	(2,238,837)	(11,964,913)
Net increase (decrease)	(127,511)	(754,631)	$(1,212,848)	$(9,220,218)
Global Commodity Stock
Shares sold	1,919,704	7,295,499	$20,774,391	$88,639,134
Reinvestment of distributions	508,051	615,573	6,193,144	7,140,644
Shares redeemed	(6,850,763)	(16,479,603)	(71,723,659)	(193,789,885)
Net increase (decrease)	(4,423,008)	(8,568,531)	$(44,756,124)	$(98,010,107)
Class I
Shares sold	3,310,455	1,953,699	$36,360,922	$23,249,341
Reinvestment of distributions	150,783	137,668	1,835,030	1,596,951
Shares redeemed	(8,414,948)	(3,129,828)	(76,799,481)	(37,373,023)
Net increase (decrease)	(4,953,710)	(1,038,461)	$(38,603,529)	$(12,526,731)
Class Z
Shares sold	2,203,128	9,203,502	$24,226,040	$106,244,072
Reinvestment of distributions	233,079	5,496	2,831,913	63,640
Shares redeemed	(9,454,745)	(1,027,006)	(86,613,401)	(12,521,610)
Net increase (decrease)	(7,018,538)	8,181,992	$(59,555,448)	$93,786,102

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 23% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.31%
Actual		$1,000.00	$834.70	$5.98
Hypothetical-C		$1,000.00	$1,018.35	$6.57
Class M	1.61%
Actual		$1,000.00	$833.20	$7.34
Hypothetical-C		$1,000.00	$1,016.86	$8.07
Class C	2.05%
Actual		$1,000.00	$831.40	$9.33
Hypothetical-C		$1,000.00	$1,014.67	$10.27
Global Commodity Stock	1.04%
Actual		$1,000.00	$836.00	$4.75
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class I	.96%
Actual		$1,000.00	$835.60	$4.38
Hypothetical-C		$1,000.00	$1,020.09	$4.82
Class Z	.86%
Actual		$1,000.00	$835.90	$3.93
Hypothetical-C		$1,000.00	$1,020.59	$4.32

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and March 2019. The Board will continue to monitor closely the fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global Commodity Stock Fund

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of the retail class of the fund). The Board noted that the fund's underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio managers; broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and Class Z ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M and the retail class ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of the retail class was above the competitive median due to higher transfer agent fees from small average account sizes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GCS-SANN-0620
1.879383.111

Fidelity® Emerging Markets Discovery Fund

Fidelity® Total Emerging Markets Fund

Semi-Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Note to Shareholders
Fidelity® Emerging Markets Discovery Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Emerging Markets Discovery Fund

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Unimicron Technology Corp. (Taiwan, Electronic Equipment & Components)	2.0
Nanya Technology Corp. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Silergy Corp. (Cayman Islands, Semiconductors & Semiconductor Equipment)	1.5
Samsung SDI Co. Ltd. (Korea (South), Electronic Equipment & Components)	1.4
AngloGold Ashanti Ltd. (South Africa, Metals & Mining)	1.4
8.1

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	13.7
Materials	12.4
Consumer Discretionary	12.4
Industrials	12.3
Health Care	9.7

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	17.5
China	12.0
Taiwan	10.8
India	7.9
Korea (South)	7.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks and Equity Futures	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Fidelity® Emerging Markets Discovery Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
Bangladesh - 0.2%
BRAC Bank Ltd.	1,230,890	$461,674
Belgium - 1.2%
Titan Cement International Trading SA	197,200	2,740,169
Bermuda - 2.2%
AGTech Holdings Ltd. (a)	12,216,000	574,880
Alibaba Pictures Group Ltd. (a)	2,287,406	306,367
China Gas Holdings Ltd.	93,178	339,050
Haier Electronics Group Co. Ltd.	397,000	1,093,375
Shangri-La Asia Ltd.	2,942,000	2,429,424

TOTAL BERMUDA		4,743,096

Brazil - 5.0%
Atacadao Distribuicao Comercio e Industria Ltda	362,100	1,331,764
Azul SA sponsored ADR (a)	67,200	642,432
BTG Pactual Participations Ltd. unit	57,400	446,500
LOG Commercial Properties e Participacoes SA	273,700	1,151,595
Lojas Renner SA	137,900	973,534
LPS Brasil Consultoria de Imoveis SA (a)	502,444	360,347
Natura & Co. Holding SA	214,700	1,402,406
QGEP Participacoes SA	445,600	748,143
Rumo SA (a)	659,300	2,399,372
Suzano Papel e Celulose SA	212,300	1,538,598

TOTAL BRAZIL		10,994,691

British Virgin Islands - 0.3%
Dolphin Capital Investors Ltd. (a)	7,611,857	232,009
Mail.Ru Group Ltd. GDR (Reg. S) (a)	21,247	382,446

TOTAL BRITISH VIRGIN ISLANDS		614,455

Cayman Islands - 17.5%
Bilibili, Inc. ADR (a)(b)	47,184	1,292,370
China State Construction International Holdings Ltd.	2,058,000	1,595,581
CStone Pharmaceuticals Co. Ltd. (a)(c)	1,159,461	1,190,854
Fu Shou Yuan International Group Ltd.	1,510,000	1,365,494
GDS Holdings Ltd. ADR (a)	20,600	1,180,792
Haitian International Holdings Ltd.	939,000	1,661,414
Impro Precision Industries Ltd. (c)	4,442,200	1,453,281
Innovent Biologics, Inc.(a)(c)	536,839	2,643,816
Kingdee International Software Group Co. Ltd.	1,085,000	1,551,739
Kingsoft Corp. Ltd. (a)(b)	895,090	3,073,926
Koolearn Technology Holding Ltd. (a)(c)	188,270	903,653
LexinFintech Holdings Ltd. ADR (a)	55,500	467,865
Li Ning Co. Ltd.	831,500	2,625,440
Maoyan Entertainment (a)(b)(c)	951,050	1,282,503
NetEase, Inc. ADR	1,244	429,130
Parade Technologies Ltd.	56,000	1,373,877
Pico Far East Holdings Ltd.	4,440,000	633,959
Semiconductor Manufacturing International Corp. (a)	494,630	928,392
Shimao Property Holdings Ltd.	299,500	1,217,430
Silergy Corp.	82,170	3,258,615
Sunny Optical Technology Group Co. Ltd.	63,100	878,701
TAL Education Group ADR (a)	16,528	895,652
TK Group Holdings Ltd.	528,000	163,121
Uni-President China Holdings Ltd.	1,811,000	1,818,133
Wise Talent Information Technology Co. Ltd. (a)	191,133	408,022
Yuzhou Properties Co.	2,739,600	1,167,164
YY, Inc. ADR (a)	8,422	513,405
Zai Lab Ltd. ADR (a)	41,615	2,610,093

TOTAL CAYMAN ISLANDS		38,584,422

China - 12.0%
C&S Paper Co. Ltd. (A Shares)	525,400	1,273,373
CanSino Biologics, Inc. (H Shares) (a)(c)	73,417	1,549,058
China Communications Services Corp. Ltd. (H Shares)	2,518,000	1,794,863
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,867,200	933,282
China Machinery Engineering Co. (H Shares)	3,450,000	946,587
CRRC Corp. Ltd. (H Shares)	1,734,000	917,908
Haier Smart Home Co. Ltd. (A Shares)	1,285,596	2,770,880
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	171,556	1,836,347
Hualan Biological Engineer, Inc. (A Shares)	372,365	2,035,821
Pharmaron Beijing Co. Ltd. (H Shares) (a)(c)	224,405	1,765,542
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,162,420	1,765,884
Shanghai Kindly Medical Instruments Co. Ltd. (H Shares)	222,400	1,130,222
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	392,800	1,340,171
Sinopec Engineering Group Co. Ltd. (H Shares)	3,126,000	1,498,760
Tsingtao Brewery Co. Ltd. (H Shares)	222,000	1,348,634
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	280,502	1,921,380
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	515,800	1,577,902

TOTAL CHINA		26,406,614

Colombia - 0.2%
Bancolombia SA sponsored ADR	20,200	527,220
Curacao - 0.6%
Emirates NBD ELS (Merrill Lynch International & Co. Bank Warrant Program) warrants 1/3/22 (a)(c)	601,567	1,408,455
Cyprus - 1.0%
Etalon Group PLC GDR (Reg. S)	530,500	604,770
Globaltrans Investment PLC GDR (Reg. S)	222,200	1,257,652
TCS Group Holding PLC GDR	25,000	347,500

TOTAL CYPRUS		2,209,922

Egypt - 1.4%
Credit Agricole Egypt	345,072	613,900
Egyptian Kuwaiti Holding	1,456,948	1,472,974
Six of October Development & Investment Co.	1,315,800	877,200

TOTAL EGYPT		2,964,074

Greece - 1.3%
Alpha Bank AE (a)	1,076,272	786,682
Fourlis Holdings SA	530,100	2,076,754

TOTAL GREECE		2,863,436

Hong Kong - 1.3%
China Resources Beer Holdings Co. Ltd.	366,000	1,723,791
Far East Horizon Ltd.	1,401,584	1,134,631

TOTAL HONG KONG		2,858,422

Hungary - 0.3%
OTP Bank PLC	21,600	640,620
India - 7.9%
Adani Ports & Special Economic Zone Ltd.	435,245	1,671,476
CESC Ltd. GDR	57,586	499,390
Deccan Cements Ltd.	222,346	600,442
Embassy Office Parks (REIT)	126,800	622,492
Iifl Finance Ltd.	601,747	607,258
JK Cement Ltd.	102,571	1,523,100
JM Financial Ltd. (a)	484,700	416,209
Mahanagar Gas Ltd.	45,310	584,071
Manappuram General Finance & Leasing Ltd.	553,799	978,471
Oberoi Realty Ltd. (a)	173,638	785,803
Petronet LNG Ltd.	557,582	1,796,681
Power Grid Corp. of India Ltd.	588,768	1,262,179
Shriram Transport Finance Co. Ltd.	176,161	1,807,360
Solar Industries India Ltd.(a)	98,845	1,159,958
Sunteck Realty Ltd. (a)	114,600	299,452
The Ramco Cements Ltd.	132,011	964,355
Torrent Pharmaceuticals Ltd.	61,573	1,912,988

TOTAL INDIA		17,491,685

Indonesia - 2.3%
PT ACE Hardware Indonesia Tbk	11,494,500	1,169,961
PT Bank Tabungan Negara Tbk	8,158,454	480,464
PT Ciputra Development Tbk	20,912,400	753,869
PT Lippo Karawaci Tbk (a)	33,959,310	365,797
PT Pakuwon Jati Tbk	29,626,200	743,982
PT Perusahaan Gas Negara Tbk Series B	9,217,425	522,985
PT United Tractors Tbk	941,600	1,026,980

TOTAL INDONESIA		5,064,038

Israel - 0.4%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	14,100	920,181
Japan - 0.2%
Iriso Electronics Co. Ltd.	18,830	532,536
Kenya - 0.4%
Equity Group Holdings Ltd.	2,755,100	967,175
Korea (South) - 7.2%
AMOREPACIFIC Group, Inc.	26,804	1,281,907
Db Insurance Co. Ltd.	19,130	695,227
Hanon Systems	72,370	543,889
Hansol Chemical Co. Ltd.	15,290	1,079,880
Hyundai Fire & Marine Insurance Co. Ltd.	57,671	1,239,022
Hyundai Wia Corp.	33,458	904,724
Kakao Corp.	12,318	1,865,688
KB Financial Group, Inc.	22,750	652,842
Korean Reinsurance Co.	133,760	924,882
LG Corp.	29,140	1,487,175
NCSOFT Corp.	1,415	748,942
Pearl Abyss Corp. (a)	3,062	484,691
Samsung SDI Co. Ltd.	13,365	3,146,414
Yuhan Corp.	21,410	830,958

TOTAL KOREA (SOUTH)		15,886,241

Malaysia - 0.6%
Scientex Bhd	653,200	1,258,636
Mexico - 3.1%
CEMEX S.A.B. de CV sponsored ADR	869,500	1,843,340
Credito Real S.A.B. de CV	520,000	312,850
Fibra Uno Administracion SA de CV	1,584,960	1,300,139
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	194,300	1,214,123
Grupo Aeroportuario Norte S.A.B. de CV	139,400	507,835
Grupo Comercial Chedraui S.A.B. de CV	587,200	704,123
Macquarie Mexican (REIT) (c)	1,253,200	1,035,277

TOTAL MEXICO		6,917,687

Netherlands - 1.5%
VEON Ltd. sponsored ADR	147,677	252,528
X5 Retail Group NV GDR (Reg. S)	50,700	1,496,664
Yandex NV Series A (a)	43,013	1,625,031

TOTAL NETHERLANDS		3,374,223

Pakistan - 0.3%
Hub Power Co. Ltd. (a)	1,445,000	758,743
Panama - 0.5%
Copa Holdings SA Class A (b)	23,100	1,021,251
Peru - 0.7%
Compania de Minas Buenaventura SA sponsored ADR	193,700	1,450,813
Philippines - 1.2%
Altus San Nicolas Corp. (d)	53,806	5,524
Metro Pacific Investments Corp.	8,352,500	420,607
Metropolitan Bank & Trust Co.	549,157	419,510
Philippine Seven Corp.	456,400	1,111,226
Robinsons Land Corp.	2,066,308	609,792

TOTAL PHILIPPINES		2,566,659

Poland - 1.1%
CD Projekt RED SA	14,260	1,229,121
Grupa Lotos SA	82,000	1,232,530

TOTAL POLAND		2,461,651

Russia - 1.1%
Bank St. Petersburg PJSC	496,447	276,745
LSR Group OJSC	79,664	643,084
RusHydro PJSC	73,139,000	617,086
Unipro PJSC	20,707,250	780,000

TOTAL RUSSIA		2,316,915

Singapore - 0.9%
Delfi Ltd.	1,111,500	529,384
First Resources Ltd.	1,604,800	1,428,497

TOTAL SINGAPORE		1,957,881

South Africa - 4.1%
AngloGold Ashanti Ltd.	127,300	3,107,414
Bidvest Group Ltd.	181,600	1,474,761
Cashbuild Ltd.	104,800	851,420
Impala Platinum Holdings Ltd.	261,300	1,558,460
Mr Price Group Ltd.	93,500	666,162
Pick 'n Pay Stores Ltd.	415,300	1,301,041

TOTAL SOUTH AFRICA		8,959,258

Sri Lanka - 0.2%
Hatton National Bank PLC	823,151	454,137
Taiwan - 10.8%
Cleanaway Co. Ltd.	353,000	1,843,569
CTCI Corp.	1,466,000	1,617,935
International Games Systems Co. Ltd.	103,000	1,914,633
Largan Precision Co. Ltd.	4,020	546,996
Nanya Technology Corp.	1,830,220	3,921,663
PChome Online, Inc. (a)	680,000	2,240,262
Poya International Co. Ltd.	107,000	1,785,096
Taiwan Fertilizer Co. Ltd.	739,000	1,136,861
Unimicron Technology Corp.	3,055,820	4,320,253
Vanguard International Semiconductor Corp.	865,640	2,004,694
Win Semiconductors Corp.	279,600	2,495,015

TOTAL TAIWAN		23,826,977

Thailand - 1.5%
Kasikornbank PCL (For. Reg.)	169,700	446,166
PTT Global Chemical PCL (For. Reg.)	393,900	453,707
Siam Cement PCL (For. Reg.)	74,600	792,923
Siam Global House PCL	1,962,995	809,822
Star Petroleum Refining PCL	4,856,600	870,902

TOTAL THAILAND		3,373,520

Turkey - 0.9%
Mavi Jeans Class B (a)(c)	316,000	1,880,764
United Arab Emirates - 0.8%
Aldar Properties PJSC (a)	1,604,510	795,015
Emaar Properties PJSC	1,264,567	939,866

TOTAL UNITED ARAB EMIRATES		1,734,881

United Kingdom - 1.6%
Bank of Georgia Group PLC	75,772	950,531
Georgia Capital PLC (a)	79,800	422,134
Mondi PLC	118,364	2,109,254

TOTAL UNITED KINGDOM		3,481,919

United States of America - 0.2%
DouYu International Holdings Ltd. ADR	68,909	523,019
Vietnam - 0.2%
FTP Corp.	167,015	365,396
TOTAL COMMON STOCKS
(Cost $228,313,419)		207,563,456

Nonconvertible Preferred Stocks - 2.2%
Brazil - 2.0%
Banco ABC Brasil SA	358,820	942,926
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	172,900	1,324,414
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR	88,760	909,790
Metalurgica Gerdau SA (PN)	1,253,700	1,187,325

TOTAL BRAZIL		4,364,455

Russia - 0.2%
Sberbank of Russia	222,100	527,583
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,488,874)		4,892,038
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.51% 5/28/20(e)
(Cost $59,932)	$60,000	59,997
	Shares	Value

Money Market Funds - 5.4%
Fidelity Cash Central Fund 0.16% (f)	7,681,180	7,683,484
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	4,085,250	4,085,658
TOTAL MONEY MARKET FUNDS
(Cost $11,768,020)		11,769,142
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $246,630,245)		224,284,633
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(3,999,345)
NET ASSETS - 100%		$220,285,288

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	98	June 2020	$4,438,910	$163,824	$163,824

The notional amount of futures purchased as a percentage of Net Assets is 2.0%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,034,583 or 7.7% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $59,997.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$52,673
Fidelity Securities Lending Cash Central Fund	37,563
Total	$90,236

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$12,609,352	$9,346,371	$3,262,981	$--
Consumer Discretionary	27,268,809	7,275,317	19,993,492	--
Consumer Staples	17,671,124	7,137,045	10,534,079	--
Energy	5,675,236	1,980,673	3,694,563	--
Financials	20,777,146	11,200,845	9,576,301	--
Health Care	21,192,963	3,441,051	17,751,912	--
Industrials	26,746,998	8,529,840	18,217,158	--
Information Technology	30,153,889	4,859,742	25,294,147	--
Materials	27,318,380	11,313,099	16,005,281	--
Real Estate	14,510,607	7,296,218	7,208,865	5,524
Utilities	8,530,990	2,992,947	5,538,043	--
Government Obligations	59,997	--	59,997	--
Money Market Funds	11,769,142	11,769,142	--	--
Total Investments in Securities:	$224,284,633	$87,142,290	$137,136,819	$5,524
Derivative Instruments:
Assets
Futures Contracts	$163,824	$163,824	$--	$--
Total Assets	$163,824	$163,824	$--	$--
Total Derivative Instruments:	$163,824	$163,824	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$163,824	$0
Total Equity Risk	163,824	0
Total Value of Derivatives	$163,824	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,882,109) — See accompanying schedule: Unaffiliated issuers (cost $234,862,225)	$212,515,491
Fidelity Central Funds (cost $11,768,020)	11,769,142
Total Investment in Securities (cost $246,630,245)		$224,284,633
Segregated cash with brokers for derivative instruments		482,004
Cash		107,956
Foreign currency held at value (cost $32,221)		32,221
Receivable for investments sold		118,788
Receivable for fund shares sold		99,572
Dividends receivable		434,232
Distributions receivable from Fidelity Central Funds		2,937
Prepaid expenses		145
Other receivables		128,805
Total assets		225,691,293
Liabilities
Payable for investments purchased	$80,603
Payable for fund shares redeemed	809,167
Accrued management fee	148,478
Distribution and service plan fees payable	7,859
Payable for daily variation margin on futures contracts	95,060
Other affiliated payables	48,606
Other payables and accrued expenses	130,832
Collateral on securities loaned	4,085,400
Total liabilities		5,406,005
Net Assets		$220,285,288
Net Assets consist of:
Paid in capital		$271,005,452
Total accumulated earnings (loss)		(50,720,164)
Net Assets		$220,285,288
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,943,846 ÷ 959,305 shares)(a)		$11.41
Maximum offering price per share (100/94.25 of $11.41)		$12.11
Class M:
Net Asset Value and redemption price per share ($4,283,265 ÷ 376,078 shares)(a)		$11.39
Maximum offering price per share (100/96.50 of $11.39)		$11.80
Class C:
Net Asset Value and offering price per share ($4,774,575 ÷ 428,637 shares)(a)		$11.14
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($161,593,458 ÷ 14,094,827 shares)		$11.46
Class I:
Net Asset Value, offering price and redemption price per share ($27,064,742 ÷ 2,354,526 shares)		$11.49
Class Z:
Net Asset Value, offering price and redemption price per share ($11,625,402 ÷ 1,013,525 shares)		$11.47

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$2,157,988
Interest		1,529
Income from Fidelity Central Funds (including $37,563 from security lending)		90,236
Income before foreign taxes withheld		2,249,753
Less foreign taxes withheld		(211,385)
Total income		2,038,368
Expenses
Management fee	$1,182,261
Transfer agent fees	267,989
Distribution and service plan fees	63,199
Accounting fees	73,514
Custodian fees and expenses	138,478
Independent trustees' fees and expenses	895
Registration fees	41,469
Audit	67,586
Legal	273
Miscellaneous	8,228
Total expenses before reductions	1,843,892
Expense reductions	(33,359)
Total expenses after reductions		1,810,533
Net investment income (loss)		227,835
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,523,188)
Fidelity Central Funds	678
Foreign currency transactions	(96,031)
Futures contracts	199,518
Total net realized gain (loss)		(3,419,023)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $33,655)	(46,126,024)
Fidelity Central Funds	475
Assets and liabilities in foreign currencies	(9,511)
Futures contracts	172,151
Total change in net unrealized appreciation (depreciation)		(45,962,909)
Net gain (loss)		(49,381,932)
Net increase (decrease) in net assets resulting from operations		$(49,154,097)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$227,835	$3,639,313
Net realized gain (loss)	(3,419,023)	(17,662,192)
Change in net unrealized appreciation (depreciation)	(45,962,909)	55,873,369
Net increase (decrease) in net assets resulting from operations	(49,154,097)	41,850,490
Distributions to shareholders	(3,213,839)	(4,896,604)
Share transactions - net increase (decrease)	(34,009,246)	(9,023,067)
Total increase (decrease) in net assets	(86,377,182)	27,930,819
Net Assets
Beginning of period	306,662,470	278,731,651
End of period	$220,285,288	$306,662,470

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.66	$12.01	$15.03	$12.27	$10.92	$12.17
Income from Investment Operations
Net investment income (loss)A	(.01)	.13	.18	.14	.09	.09B
Net realized and unrealized gain (loss)	(2.13)	1.71	(2.89)	2.74	1.30	(1.34)
Total from investment operations	(2.14)	1.84	(2.71)	2.88	1.39	(1.25)
Distributions from net investment income	(.11)	(.18)	(.08)	(.07)	(.05)	–
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–	–
Total distributions	(.11)	(.19)	(.31)	(.13)	(.05)	–
Redemption fees added to paid in capitalA	–	–	–C	.01	.01	–C
Net asset value, end of period	$11.41	$13.66	$12.01	$15.03	$12.27	$10.92
Total ReturnD,E,F	(15.83)%	15.50%	(18.39)%	23.89%	12.93%	(10.27)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.56%I	1.55%	1.52%	1.63%	1.89%	1.88%
Expenses net of fee waivers, if any	1.55%I	1.54%	1.52%	1.63%	1.70%	1.70%
Expenses net of all reductions	1.54%I	1.54%	1.48%	1.62%	1.70%	1.69%
Net investment income (loss)	(.10)%I	.96%	1.22%	1.03%	.85%	.76%B
Supplemental Data
Net assets, end of period (000 omitted)	$10,944	$15,323	$14,472	$16,062	$5,252	$4,660
Portfolio turnover rateJ	52%I	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.62	$11.94	$14.94	$12.20	$10.86	$12.13
Income from Investment Operations
Net investment income (loss)A	(.03)	.08	.14	.10	.07	.06B
Net realized and unrealized gain (loss)	(2.13)	1.71	(2.87)	2.74	1.28	(1.33)
Total from investment operations	(2.16)	1.79	(2.73)	2.84	1.35	(1.27)
Distributions from net investment income	(.07)	(.10)	(.04)	(.04)	(.02)	–
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–	–
Total distributions	(.07)	(.11)	(.27)	(.11)C	(.02)	–
Redemption fees added to paid in capitalA	–	–	–D	.01	.01	–D
Net asset value, end of period	$11.39	$13.62	$11.94	$14.94	$12.20	$10.86
Total ReturnE,F,G	(15.96)%	15.06%	(18.58)%	23.63%	12.58%	(10.47)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.86%J	1.86%	1.79%	1.92%	2.17%	2.16%
Expenses net of fee waivers, if any	1.84%J	1.86%	1.79%	1.92%	1.95%	1.95%
Expenses net of all reductions	1.83%J	1.86%	1.75%	1.90%	1.94%	1.94%
Net investment income (loss)	(.39)%J	.64%	.94%	.74%	.60%	.51%B
Supplemental Data
Net assets, end of period (000 omitted)	$4,283	$5,773	$5,374	$9,393	$2,868	$2,015
Portfolio turnover rateK	52%J	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.064 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.29	$11.66	$14.64	$11.97	$10.69	$12.00
Income from Investment Operations
Net investment income (loss)A	(.06)	.02	.06	.04	.01	–B,C
Net realized and unrealized gain (loss)	(2.09)	1.67	(2.79)	2.69	1.26	(1.31)
Total from investment operations	(2.15)	1.69	(2.73)	2.73	1.27	(1.31)
Distributions from net investment income	–	(.05)	(.02)	(.01)	–	–
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–	–
Total distributions	–	(.06)	(.25)	(.07)	–	–
Redemption fees added to paid in capitalA	–	–	–C	.01	.01	–C
Net asset value, end of period	$11.14	$13.29	$11.66	$14.64	$11.97	$10.69
Total ReturnD,E,F	(16.18)%	14.54%	(18.97)%	23.02%	11.97%	(10.92)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.35%I	2.36%	2.28%	2.38%	2.63%	2.64%
Expenses net of fee waivers, if any	2.34%I	2.35%	2.28%	2.38%	2.45%	2.45%
Expenses net of all reductions	2.33%I	2.35%	2.24%	2.37%	2.44%	2.44%
Net investment income (loss)	(.89)%I	.14%	.45%	.28%	.10%	.01%B
Supplemental Data
Net assets, end of period (000 omitted)	$4,775	$7,562	$11,278	$14,168	$2,203	$1,675
Portfolio turnover rateJ	52%I	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52) %.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.75	$12.10	$15.12	$12.33	$10.98	$12.21
Income from Investment Operations
Net investment income (loss)A	.01	.16	.23	.18	.12	.12B
Net realized and unrealized gain (loss)	(2.15)	1.72	(2.91)	2.76	1.31	(1.35)
Total from investment operations	(2.14)	1.88	(2.68)	2.94	1.43	(1.23)
Distributions from net investment income	(.15)	(.22)	(.11)	(.09)	(.09)	–
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–	–
Total distributions	(.15)	(.23)	(.34)	(.16)C	(.09)	–
Redemption fees added to paid in capitalA	–	–	–D	.01	.01	–D
Net asset value, end of period	$11.46	$13.75	$12.10	$15.12	$12.33	$10.98
Total ReturnE,F	(15.75)%	15.78%	(18.11)%	24.30%	13.19%	(10.07)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.26%I	1.25%	1.22%	1.35%	1.55%	1.56%
Expenses net of fee waivers, if any	1.25%I	1.25%	1.22%	1.35%	1.45%	1.45%
Expenses net of all reductions	1.24%I	1.25%	1.18%	1.34%	1.44%	1.44%
Net investment income (loss)	.20%I	1.25%	1.51%	1.31%	1.10%	1.01%B
Supplemental Data
Net assets, end of period (000 omitted)	$161,593	$208,657	$188,690	$248,124	$67,178	$61,601
Portfolio turnover rateJ	52%I	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Total distributions of $.16 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.064 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.79	$12.13	$15.15	$12.37	$11.02	$12.25
Income from Investment Operations
Net investment income (loss)A	.01	.17	.23	.19	.13	.12B
Net realized and unrealized gain (loss)	(2.16)	1.72	(2.90)	2.75	1.30	(1.35)
Total from investment operations	(2.15)	1.89	(2.67)	2.94	1.43	(1.23)
Distributions from net investment income	(.15)	(.22)	(.12)	(.10)	(.09)	–
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–	–
Total distributions	(.15)	(.23)	(.35)	(.17)C	(.09)	–
Redemption fees added to paid in capitalA	–	–	–D	.01	.01	–D
Net asset value, end of period	$11.49	$13.79	$12.13	$15.15	$12.37	$11.02
Total ReturnE,F	(15.77)%	15.78%	(18.06)%	24.25%	13.16%	(10.04)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.26%I	1.25%	1.22%	1.32%	1.59%	1.54%
Expenses net of fee waivers, if any	1.25%I	1.24%	1.22%	1.32%	1.45%	1.45%
Expenses net of all reductions	1.24%I	1.24%	1.18%	1.30%	1.44%	1.43%
Net investment income (loss)	.20%I	1.26%	1.51%	1.34%	1.10%	1.01%B
Supplemental Data
Net assets, end of period (000 omitted)	$27,065	$51,081	$57,506	$97,170	$8,337	$1,410
Portfolio turnover rateJ	52%I	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Total distributions of $.17 per share is comprised of distributions from net investment income of $.101 and distributions from net realized gain of $.064 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.77	$12.13	$13.19
Income from Investment Operations
Net investment income (loss)B	.02	.18	–C
Net realized and unrealized gain (loss)	(2.14)	1.72	(1.06)
Total from investment operations	(2.12)	1.90	(1.06)
Distributions from net investment income	(.18)	(.26)	–
Distributions from net realized gain	–	(.01)	–
Total distributions	(.18)	(.26)D	–
Net asset value, end of period	$11.47	$13.77	$12.13
Total ReturnE,F	(15.66)%	15.97%	(8.04)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.11%I	1.10%	1.17%I
Expenses net of fee waivers, if any	1.10%I	1.10%	1.02%I
Expenses net of all reductions	1.09%I	1.10%	.98%I
Net investment income (loss)	.35%I	1.40%	(.12)%I
Supplemental Data
Net assets, end of period (000 omitted)	$11,625	$18,267	$1,412
Portfolio turnover rateJ	52%I	80%	98%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.26 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $.008 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,207,722
Gross unrealized depreciation	(53,600,592)
Net unrealized appreciation (depreciation)	$(24,392,870)
Tax cost	$248,841,327

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(13,499,639)
Long-term	(9,517,009)
Total capital loss carryforward	$(23,016,648)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Discovery Fund	70,386,484	103,490,473

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,724	$243
Class M	.25%	.25%	13,270	73
Class C	.75%	.25%	33,205	2,616
			$63,199	$2,932

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,390
Class M	472
Class C(a)	381
$3,243

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for and Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$16,017.24
Class M	7,615.29
Class C	9,194.28
Emerging Markets Discovery	187,541.19
Class I	44,227.19
Class Z	3,395.04
	$267,989

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Discovery Fund	$303

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Markets Discovery Fund	$371

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $214. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%/1.60%(a)	$-
Class M	1.95%/1.85%(a)	198
Class C	2.45%/2.35%(a)	13
Emerging Markets Discovery	1.45%/1.35%(a)	-
Class I	1.45%/1.35%(a)	-
Class Z	1.30%/1.20%(a)	-
$211

 (a) Expense limitation effective February 1, 2020

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,531 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $622.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $9,995 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$109,418	$223,445
Class M	28,760	47,798
Class C	–	53,825
Emerging Markets Discovery	2,286,445	3,515,165
Class I	568,373	985,108
Class Z	220,843	71,263
Total	$3,213,839	$4,896,604

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	61,894	168,686	$803,795	$2,185,595
Reinvestment of distributions	7,832	18,309	109,418	222,825
Shares redeemed	(232,280)	(269,605)	(3,018,975)	(3,507,713)
Net increase (decrease)	(162,554)	(82,610)	$(2,105,762)	$(1,099,293)
Class M
Shares sold	17,238	70,918	$226,652	$922,527
Reinvestment of distributions	2,060	3,931	28,760	47,798
Shares redeemed	(67,142)	(101,078)	(855,275)	(1,330,432)
Net increase (decrease)	(47,844)	(26,229)	$(599,863)	$(360,107)
Class C
Shares sold	27,558	76,141	$367,885	$953,265
Reinvestment of distributions	–	4,495	–	53,580
Shares redeemed	(168,048)	(478,619)	(2,111,954)	(6,094,438)
Net increase (decrease)	(140,490)	(397,983)	$(1,744,069)	$(5,087,593)
Emerging Markets Discovery
Shares sold	2,458,930	6,459,351	$29,385,060	$84,534,133
Reinvestment of distributions	147,141	267,714	2,064,387	3,268,785
Shares redeemed	(3,687,833)	(7,145,375)	(43,883,386)	(92,623,842)
Net increase (decrease)	(1,081,762)	(418,310)	$(12,433,939)	$(4,820,924)
Class I
Shares sold	573,809	1,400,912	$7,728,399	$18,473,846
Reinvestment of distributions	40,170	79,303	564,792	971,460
Shares redeemed	(1,964,770)	(2,517,006)	(21,529,288)	(32,749,170)
Net increase (decrease)	(1,350,791)	(1,036,791)	$(13,236,097)	$(13,303,864)
Class Z
Shares sold	126,071	1,476,128	$1,681,662	$19,208,206
Reinvestment of distributions	15,246	5,593	213,748	68,346
Shares redeemed	(454,544)	(271,402)	(5,784,926)	(3,627,838)
Net increase (decrease)	(313,227)	1,210,319	$(3,889,516)	$15,648,714

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Total Emerging Markets Fund

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.4
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.4
17.5

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Financials	15.9
Consumer Discretionary	14.0
Information Technology	11.5
Energy	9.2
Communication Services	8.8

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	19.0
Korea (South)	10.1
China	8.2
India	7.2
Brazil	5.1

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks and Equity Futures	73.7%
Bonds	23.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

Fidelity® Total Emerging Markets Fund

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 69.3%
		Shares	Value
Belgium - 0.3%
Titan Cement International Trading SA		106,700	$1,482,637
Bermuda - 1.3%
AGTech Holdings Ltd. (a)		1,132,000	53,271
China Gas Holdings Ltd.		285,104	1,037,419
Credicorp Ltd. (United States)		16,128	2,403,395
GP Investments Ltd. Class A (depositary receipt) (a)		22,922	16,313
Haier Electronics Group Co. Ltd.		285,000	784,917
Kunlun Energy Co. Ltd.		860,440	560,573
Marvell Technology Group Ltd.		12,600	336,924
Shangri-La Asia Ltd.		1,938,000	1,600,348

TOTAL BERMUDA			6,793,160

Brazil - 3.2%
Atacadao Distribuicao Comercio e Industria Ltda		300,300	1,104,470
Azul SA sponsored ADR (a)		39,300	375,708
Banco do Brasil SA		664,684	3,483,605
BR Malls Participacoes SA		139,000	256,636
BTG Pactual Participations Ltd. unit		87,400	679,862
Centrais Eletricas Brasileiras SA (Electrobras)		106,650	475,600
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		14,940	110,115
Companhia de Saneamento de Minas Gerais		43,746	386,143
Direcional Engenharia SA		226,100	365,891
Lojas Renner SA		340,700	2,405,243
MRV Engenharia e Participacoes SA		130,100	362,459
Natura & Co. Holding SA		389,600	2,544,841
Petrobras Distribuidora SA		110,200	395,779
Rumo SA (a)		414,400	1,508,115
Suzano Papel e Celulose SA		237,900	1,724,129
Vale SA sponsored ADR (a)		126,168	1,040,886

TOTAL BRAZIL			17,219,482

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)		18,400	331,200
Cayman Islands - 18.5%
Akeso, Inc.		188,000	571,821
Alibaba Group Holding Ltd. sponsored ADR (a)		95,800	19,415,786
Ant International Co. Ltd. Class C (a)(b)(c)		288,435	2,140,188
Bilibili, Inc. ADR (a)		94,900	2,599,311
Chailease Holding Co. Ltd.		264,490	1,003,089
China Resources Land Ltd.		305,710	1,263,257
China State Construction International Holdings Ltd.		1,292,000	1,001,696
CStone Pharmaceuticals Co. Ltd. (a)(d)		266,366	273,578
Haitian International Holdings Ltd.		416,000	736,047
Hansoh Pharmaceutical Group Co. Ltd. (d)		421,959	1,629,300
Innovent Biologics, Inc.(a)(d)		243,427	1,198,826
iQIYI, Inc. ADR (a)		7,200	122,184
JD.com, Inc. sponsored ADR (a)		128,200	5,525,420
Kingdee International Software Group Co. Ltd.		355,000	507,712
Kingsoft Corp. Ltd. (a)(e)		169,000	580,381
Koolearn Technology Holding Ltd. (a)(d)		99,000	475,177
LexinFintech Holdings Ltd. ADR (a)		14,400	121,392
Li Ning Co. Ltd.		1,421,000	4,486,771
Meituan Dianping Class B (a)		487,900	6,532,536
NetEase, Inc. ADR		2,200	758,912
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		28,000	3,574,480
PagSeguro Digital Ltd. (a)		34,960	885,537
Phoenix Tree Holdings Ltd. ADR		10,100	65,246
Pinduoduo, Inc. ADR (a)		74,000	3,510,560
PPDAI Group, Inc. ADR		25,700	49,344
Semiconductor Manufacturing International Corp. (a)		297,500	558,390
Shenzhou International Group Holdings Ltd.		227,400	2,624,568
Shimao Property Holdings Ltd.		187,860	763,628
Sino Biopharmaceutical Ltd.		1,370,116	1,997,080
StoneCo Ltd. Class A (a)		15,000	395,700
Sunny Optical Technology Group Co. Ltd.		61,600	857,813
Tencent Holdings Ltd.		553,650	29,105,050
Uni-President China Holdings Ltd.		1,691,600	1,698,262
Weidai Ltd. ADR (a)		7,100	10,650
Wise Talent Information Technology Co. Ltd. (a)		138,868	296,449
Wuxi Biologics (Cayman), Inc. (a)(d)		24,961	388,553
YY, Inc. ADR (a)		2,600	158,496
Zai Lab Ltd. ADR (a)		11,964	750,382

TOTAL CAYMAN ISLANDS			98,633,572

Chile - 0.2%
Vina Concha y Toro SA		567,835	894,362
China - 8.2%
BBMG Corp. (H Shares)		2,836,000	716,992
China Communications Construction Co. Ltd. (H Shares)		1,084,000	728,605
China Communications Services Corp. Ltd. (H Shares)		1,598,000	1,139,075
China Life Insurance Co. Ltd. (H Shares)		2,337,934	4,986,110
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,131,460	1,065,367
China Petroleum & Chemical Corp. (H Shares)		4,464,000	2,224,914
China Tower Corp. Ltd. (H Shares) (d)		2,646,000	588,852
CRRC Corp. Ltd. (H Shares)		2,442,000	1,292,695
Daqin Railway Co. Ltd. (A Shares)		1,384,200	1,402,377
Glodon Co. Ltd. (A Shares)		49,497	363,041
Haier Smart Home Co. Ltd. (A Shares)		2,172,652	4,682,776
Industrial & Commercial Bank of China Ltd. (H Shares)		11,168,660	7,488,691
Jiangsu Hengrui Medicine Co. Ltd. (A Shares) (a)		68,748	892,824
Pharmaron Beijing Co. Ltd. (H Shares) (a)(d)		102,369	805,404
PICC Property & Casualty Co. Ltd. (H Shares)		1,528,270	1,462,472
Ping An Bank Co. Ltd. (A Shares)		555,668	1,082,619
Ping An Insurance Group Co. of China Ltd. (H Shares)		593,300	6,037,576
Shanghai Kindly Medical Instruments Co. Ltd. (H Shares)		32,000	162,622
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		42,758	1,529,741
Sinopec Engineering Group Co. Ltd. (H Shares)		688,000	329,861
Tsingtao Brewery Co. Ltd. (H Shares)		438,000	2,660,818
Venus MedTech Hangzhou, Inc. (H Shares) (a)(d)		29,776	203,959
WuXi AppTec Co. Ltd. (H Shares) (d)		81,739	1,152,413
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		299,800	917,129

TOTAL CHINA			43,916,933

Egypt - 0.0%
Six of October Development & Investment Co.		309,395	206,263
France - 0.1%
Ubisoft Entertainment SA (a)		4,100	304,966
Germany - 0.2%
Delivery Hero AG (a)(d)		16,100	1,358,525
Hong Kong - 2.2%
China Everbright International Ltd.		886,000	512,369
China Overseas Land and Investment Ltd.		856,540	3,164,013
China Resources Beer Holdings Co. Ltd.		638,666	3,007,996
China Unicom Ltd.		674,300	436,092
CNOOC Ltd.		2,131,000	2,356,081
Far East Horizon Ltd.		1,131,780	916,215
Sun Art Retail Group Ltd.		670,000	1,115,470

TOTAL HONG KONG			11,508,236

Hungary - 0.2%
OTP Bank PLC		37,140	1,101,510
India - 7.2%
Adani Ports & Special Economic Zone Ltd.		323,566	1,242,594
Axis Bank Ltd.		726,019	4,242,580
Axis Bank Ltd. GDR (Reg. S)		3,600	103,500
DLF Ltd.		251,132	481,494
Federal Bank Ltd. (a)		853,206	550,278
HDFC Bank Ltd.		33,800	443,942
HDFC Bank Ltd. sponsored ADR		11,200	485,520
ICICI Bank Ltd.		141,092	707,977
ICICI Bank Ltd. sponsored ADR		543,040	5,300,070
Indraprastha Gas Ltd. (a)		209,493	1,327,264
ITC Ltd.		835,713	2,013,795
JK Cement Ltd.		79,974	1,187,552
JM Financial Ltd. (a)		239,020	205,245
Larsen & Toubro Ltd.		129,969	1,541,500
LIC Housing Finance Ltd.		182,490	682,777
Mahanagar Gas Ltd.		19,620	252,913
Manappuram General Finance & Leasing Ltd.		615,940	1,088,264
NTPC Ltd.		492,586	617,241
Oberoi Realty Ltd. (a)		137,293	621,323
Petronet LNG Ltd.		213,206	687,008
Phoenix Mills Ltd. (a)		61,752	444,306
Power Grid Corp. of India Ltd.		575,317	1,233,344
Reliance Industries Ltd.		303,813	5,908,221
Shree Cement Ltd.		6,151	1,606,304
Shriram Transport Finance Co. Ltd.		204,904	2,102,254
State Bank of India (a)		883,075	2,210,386
Sunteck Realty Ltd. (a)		19,100	49,909
Torrent Pharmaceuticals Ltd.		25,161	781,718

TOTAL INDIA			38,119,279

Indonesia - 0.7%
PT Bank Mandiri (Persero) Tbk		7,065,600	2,100,330
PT Bank Rakyat Indonesia Tbk		7,249,700	1,318,630
PT Perusahaan Gas Negara Tbk Series B		4,768,100	270,536
PT United Tractors Tbk		276,400	301,463

TOTAL INDONESIA			3,990,959

Japan - 0.5%
Freee KK (a)		15,700	556,665
Keyence Corp.		1,400	505,782
Money Forward, Inc. (a)		15,000	703,070
Murata Manufacturing Co. Ltd.		8,200	462,045
Rakus Co. Ltd.		5,400	86,146
Square Enix Holdings Co. Ltd.		9,200	377,636

TOTAL JAPAN			2,691,344

Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan GDR		41,800	376,200
Korea (South) - 9.2%
AMOREPACIFIC Group, Inc.		38,919	1,861,310
Coway Co. Ltd.		15,700	793,504
Daou Technology, Inc.		4,908	66,257
Hyundai Fire & Marine Insurance Co. Ltd.		82,534	1,773,186
Hyundai Mobis		19,855	2,811,119
Kakao Corp.		7,600	1,151,098
KB Financial Group, Inc.		125,738	3,608,221
Korea Electric Power Corp. (a)		36,897	724,370
Korea Electric Power Corp. sponsored ADR (a)		3,020	29,022
LG Chemical Ltd.		4,533	1,404,855
LG Corp.		25,762	1,314,777
NAVER Corp.		4,751	772,384
NCSOFT Corp.		2,271	1,202,013
Netmarble Corp. (a)(d)		2,590	203,603
POSCO		13,952	2,114,488
S-Oil Corp.		13,980	805,538
Samsung Biologics Co. Ltd. (a)(d)		3,495	1,671,492
Samsung Electronics Co. Ltd.		440,758	18,140,578
Samsung Fire & Marine Insurance Co. Ltd.		1,588	249,016
Samsung SDI Co. Ltd.		7,147	1,682,561
Shinhan Financial Group Co. Ltd.		99,533	2,530,915
SK Hynix, Inc.		60,302	4,154,685

TOTAL KOREA (SOUTH)			49,064,992

Luxembourg - 0.1%
Adecoagro SA (a)		47,600	189,924
Globant SA (a)		1,700	196,639

TOTAL LUXEMBOURG			386,563

Mexico - 1.3%
America Movil S.A.B. de CV Series L sponsored ADR		50,300	605,612
CEMEX S.A.B. de CV sponsored ADR		724,100	1,535,092
Fibra Uno Administracion SA de CV		850,500	697,663
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		102,200	638,617
Grupo Aeroportuario Norte S.A.B. de CV		77,400	281,968
Grupo Financiero Banorte S.A.B. de CV Series O		394,729	1,079,482
Macquarie Mexican (REIT) (d)		929,670	768,007
Wal-Mart de Mexico SA de CV Series V		617,100	1,484,307

TOTAL MEXICO			7,090,748

Netherlands - 1.2%
Adyen BV (a)(d)		700	691,306
ASML Holding NV (Netherlands)		1,400	408,920
NXP Semiconductors NV		4,100	408,237
VEON Ltd. sponsored ADR		88,800	151,848
X5 Retail Group NV GDR (Reg. S)		51,900	1,532,088
Yandex NV Series A (a)		79,339	2,997,427

TOTAL NETHERLANDS			6,189,826

Nigeria - 0.2%
Guaranty Trust Bank PLC		5,231,397	281,691
Guaranty Trust Bank PLC GDR (Reg. S)		76,740	176,502
Zenith Bank PLC		12,457,236	456,765

TOTAL NIGERIA			914,958

Pakistan - 0.1%
Habib Bank Ltd.		594,700	373,303
Panama - 0.1%
Copa Holdings SA Class A		13,449	594,580
Peru - 0.3%
Compania de Minas Buenaventura SA sponsored ADR		186,500	1,396,885
Philippines - 0.5%
Altus San Nicolas Corp. (b)		44,850	4,604
Ayala Land, Inc.		1,199,800	748,171
Metropolitan Bank & Trust Co.		2,000,547	1,528,251
Robinsons Land Corp.		1,327,360	391,719

TOTAL PHILIPPINES			2,672,745

Poland - 0.2%
Powszechny Zaklad Ubezpieczen SA		114,900	838,597
Russia - 2.8%
Lukoil PJSC sponsored ADR		51,100	3,347,050
MMC Norilsk Nickel PJSC sponsored ADR		131,300	3,647,514
NOVATEK OAO GDR (Reg. S)		10,900	1,530,360
Sberbank of Russia		599,500	1,579,824
Sberbank of Russia sponsored ADR		276,804	2,949,347
Tatneft PAO		132,500	975,410
Unipro PJSC		17,678,700	665,921

TOTAL RUSSIA			14,695,426

Singapore - 0.2%
First Resources Ltd.		1,420,000	1,263,999
South Africa - 2.5%
Absa Group Ltd.		347,210	1,713,535
AngloGold Ashanti Ltd.		130,500	3,185,527
Bidvest Group Ltd.		80,456	653,378
Impala Platinum Holdings Ltd.		388,400	2,316,517
Mr Price Group Ltd.		127,500	908,403
Naspers Ltd. Class N		22,500	3,502,092
Pick 'n Pay Stores Ltd.		366,000	1,146,595

TOTAL SOUTH AFRICA			13,426,047

Taiwan - 4.5%
Formosa Plastics Corp.		253,000	741,284
Largan Precision Co. Ltd.		8,403	1,143,386
MediaTek, Inc.		62,000	854,586
Taiwan Semiconductor Manufacturing Co. Ltd.		1,836,000	18,487,938
Unified-President Enterprises Corp.		936,000	2,175,457
Yageo Corp. unit (d)		6,200	406,882

TOTAL TAIWAN			23,809,533

Thailand - 0.5%
Kasikornbank PCL (For. Reg.)		370,100	973,047
PTT Global Chemical PCL (For. Reg.)		895,300	1,031,237
Siam Cement PCL (For. Reg.)		71,600	761,036

TOTAL THAILAND			2,765,320

Turkey - 0.1%
Turkiye Garanti Bankasi A/S (a)		624,989	745,748
United Arab Emirates - 0.1%
Emaar Properties PJSC		1,014,164	753,758
United Kingdom - 0.4%
Mondi PLC		97,727	1,741,501
Network International Holdings PLC (d)		90,700	474,082

TOTAL UNITED KINGDOM			2,215,583

United States of America - 2.0%
Activision Blizzard, Inc.		19,900	1,268,227
Arco Platform Ltd. Class A (a)		9,100	457,002
DouYu International Holdings Ltd. ADR		143,800	1,091,442
MercadoLibre, Inc. (a)		7,200	4,201,272
Micron Technology, Inc. (a)		74,700	3,577,383
ON Semiconductor Corp. (a)		18,900	303,251

TOTAL UNITED STATES OF AMERICA			10,898,577

Vietnam - 0.0%
Vietnam Technological & Commercial Joint Stock Bank (a)		158,800	116,951
TOTAL COMMON STOCKS
(Cost $347,960,436)			369,142,767

Nonconvertible Preferred Stocks - 2.7%
Brazil - 1.8%
Ambev SA sponsored ADR		514,300	1,105,745
Banco do Estado Rio Grande do Sul SA		228,020	525,823
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR		83,100	636,546
Companhia Paranaense de Energia-Copel:
(PN-B)		2,015	20,158
(PN-B) sponsored ADR		48,274	494,809
Itau Unibanco Holding SA sponsored ADR		689,286	2,901,894
Metalurgica Gerdau SA (PN)		893,570	846,262
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)		273,506	1,824,285
sponsored ADR		121,100	836,801
Telefonica Brasil SA		40,763	342,197

TOTAL BRAZIL			9,534,520

Korea (South) - 0.9%
Hyundai Motor Co. Series 2		49,097	2,368,282
Samsung Electronics Co. Ltd.		60,028	2,087,668

TOTAL KOREA (SOUTH)			4,455,950

Russia - 0.0%
Tatneft PAO		22,800	156,535
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $20,129,073)			14,147,005
		Principal Amount(f)	Value

Nonconvertible Bonds - 9.8%
Azerbaijan - 0.2%
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		1,250,000	1,306,250
Bahrain - 0.5%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (d)		2,405,000	2,315,414
7.625% 11/7/24 (d)		365,000	352,225

TOTAL BAHRAIN			2,667,639

Bermuda - 0.1%
GeoPark Ltd. 5.5% 1/17/27 (d)		700,000	438,813
Brazil - 0.1%
Centrais Eletricas Brasileiras SA (Electrobras) 3.625% 2/4/25 (d)		700,000	635,806
British Virgin Islands - 0.3%
1MDB Global Investments Ltd. 4.4% 3/9/23		2,000,000	1,768,125
Canada - 0.2%
First Quantum Minerals Ltd.:
7.25% 4/1/23 (d)		345,000	309,638
7.5% 4/1/25 (d)		1,025,000	893,352

TOTAL CANADA			1,202,990

Cayman Islands - 0.5%
Baidu.com, Inc. 3.425% 4/7/30		300,000	314,299
DP World Crescent Ltd. 3.875% 7/18/29 (Reg. S)		700,000	628,031
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		690,000	633,291
Mumtalakat Sukuk Holding Co. 5.625% 2/27/24 (Reg. S)		400,000	394,750
QNB Finance Ltd. 2.75% 2/12/27 (Reg. S)		395,000	389,198
Termocandelaria Power Ltd. 7.875% 1/30/29 (d)		490,000	472,850

TOTAL CAYMAN ISLANDS			2,832,419

Chile - 0.3%
Corporacion Nacional del Cobre de Chile (Codelco):
3.7% 1/30/50 (d)		300,000	271,969
3.75% 1/15/31 (d)		300,000	303,969
4.25% 7/17/42 (d)		500,000	485,625
4.5% 8/1/47 (d)		250,000	259,609
Empresa Nacional de Petroleo 4.5% 9/14/47 (d)		440,000	395,808

TOTAL CHILE			1,716,980

Colombia - 0.1%
Ecopetrol SA 6.875% 4/29/30		350,000	360,500
Dominican Republic - 0.1%
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (d)		650,000	615,875
Georgia - 1.1%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (d)		3,125,000	2,843,749
JSC Georgian Railway 7.75% 7/11/22 (d)		3,150,000	2,992,500

TOTAL GEORGIA			5,836,249

Indonesia - 0.3%
Indonesia Asahan Aluminium Tbk PT 5.23% 11/15/21 (d)		200,000	201,197
PT Adaro Indonesia 4.25% 10/31/24 (d)		550,000	480,563
PT Pertamina Persero:
3.65% 7/30/29 (d)		200,000	189,875
4.15% 2/25/60 (d)		365,000	303,406
4.175% 1/21/50 (d)		250,000	211,875

TOTAL INDONESIA			1,386,916

Ireland - 0.2%
Alfa Bond Issuance PLC:
5.95% 4/15/30 (d)(g)		200,000	192,500
5.95% 4/15/30 (Reg. S) (g)		650,000	625,625

TOTAL IRELAND			818,125

Kazakhstan - 0.2%
KazMunaiGaz National Co.:
5.375% 4/24/30 (d)		450,000	443,813
5.75% 4/19/47 (d)		450,000	447,750
6.375% 10/24/48 (d)		300,000	309,844

TOTAL KAZAKHSTAN			1,201,407

Malaysia - 0.1%
Petronas Capital Ltd.:
3.5% 4/21/30 (d)		250,000	261,813
4.55% 4/21/50 (d)		200,000	217,711
4.8% 4/21/60 (d)		250,000	289,461

TOTAL MALAYSIA			768,985

Mexico - 1.6%
Braskem Idesa SAPI 7.45% 11/15/29 (d)		1,125,000	822,938
Mexico City Airport Trust:
3.875% 4/30/28 (d)		300,000	250,969
5.5% 7/31/47 (d)		400,000	332,000
Pemex Project Funding Master Trust 6.625% 6/15/35		1,675,000	1,180,875
Petroleos Mexicanos:
3.5% 1/30/23		905,000	795,552
4.25% 1/15/25		300,000	245,250
4.625% 9/21/23		500,000	439,453
4.875% 1/24/22		460,000	437,000
4.875% 1/18/24		235,000	202,614
6.49% 1/23/27 (d)		890,000	719,476
6.5% 6/2/41		1,170,000	782,438
6.95% 1/28/60 (d)		1,180,000	826,000
7.69% 1/23/50 (d)		2,219,000	1,630,965

TOTAL MEXICO			8,665,530

Netherlands - 0.7%
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (d)		250,000	287,813
Petrobras Global Finance BV:
5.093% 1/15/30 (Reg. S)		1,550,000	1,414,375
6.9% 3/19/49		1,525,000	1,463,933
VTR Finance BV 6.875% 1/15/24 (d)		450,000	446,810

TOTAL NETHERLANDS			3,612,931

Panama - 0.1%
Cable Onda SA 4.5% 1/30/30 (d)		380,000	361,000
Paraguay - 0.1%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		700,000	673,706
Peru - 0.1%
Camposol SA 6% 2/3/27 (d)		500,000	466,875
Saudi Arabia - 0.7%
Saudi Arabian Oil Co. 4.25% 4/16/39 (d)		3,355,000	3,470,731
Singapore - 0.2%
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (d)		500,000	419,375
Medco Bell Pte Ltd. 6.375% 1/30/27 (d)		1,000,000	595,000

TOTAL SINGAPORE			1,014,375

South Africa - 0.7%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (Reg. S)		1,600,000	1,428,000
6.75% 8/6/23 (d)		3,175,000	2,349,500

TOTAL SOUTH AFRICA			3,777,500

Tunisia - 0.2%
Banque Centrale de Tunisie 5.75% 1/30/25 (d)		1,150,000	965,281
Ukraine - 0.1%
Naftogaz of Ukraine NJSC 7.625% 11/8/26 (d)		400,000	338,000
VFU Funding PLC (VF Ukraine) 6.2% 2/11/25 (d)		400,000	366,000

TOTAL UKRAINE			704,000

United Arab Emirates - 0.1%
DP World Ltd. 4.7% 9/30/49 (d)		450,000	396,563
United Kingdom - 0.6%
Biz Finance PLC 9.625% 4/27/22 (d)		2,000,000	1,965,000
NAK Naftogaz Ukraine 7.375% 7/19/22 (Reg. S)		650,000	588,250
Tullow Oil PLC 7% 3/1/25 (d)		840,000	421,575

TOTAL UNITED KINGDOM			2,974,825

United States of America - 0.2%
Citgo Holding, Inc. 9.25% 8/1/24 (d)		750,000	675,000
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		775,000	475,172

TOTAL UNITED STATES OF AMERICA			1,150,172

Venezuela - 0.1%
Petroleos de Venezuela SA:
6% 5/16/24 (d)(h)		5,700,000	213,750
6% 11/15/26 (Reg. S) (h)		6,800,000	255,000

TOTAL VENEZUELA			468,750

TOTAL NONCONVERTIBLE BONDS
(Cost $60,411,948)			52,259,318

Government Obligations - 13.9%
Argentina - 1.0%
Argentine Republic:
3.75% 12/31/38 (i)		1,030,000	324,450
4.625% 1/11/23		1,000,000	280,938
5.875% 1/11/28		3,880,000	950,600
6.875% 4/22/21		1,300,000	372,531
6.875% 1/26/27		2,200,000	544,500
6.875% 1/11/48		2,910,000	674,756
7.125% 7/6/36		2,550,000	609,609
7.5% 4/22/26		3,655,000	972,002
8.28% 12/31/33		1,626,364	571,260

TOTAL ARGENTINA			5,300,646

Barbados - 0.1%
Barbados Government 6.5% 10/1/29 (d)		855,000	747,591
Benin - 0.3%
Republic of Benin 5.75% 3/26/26 (d)	EUR	1,550,000	1,401,318
Cameroon - 0.5%
Cameroon Republic 9.5% 11/19/25 (d)		3,250,000	2,789,922
Colombia - 0.3%
Colombian Republic:
3% 1/30/30		640,000	582,400
5% 6/15/45		250,000	251,250
7.375% 9/18/37		650,000	802,750

TOTAL COLOMBIA			1,636,400

Costa Rica - 0.2%
Costa Rican Republic:
5.625% 4/30/43 (d)		450,000	309,234
6.125% 2/19/31 (d)		450,000	366,609
7.158% 3/12/45 (d)		250,000	193,047

TOTAL COSTA RICA			868,890

Dominican Republic - 0.4%
Dominican Republic:
4.5% 1/30/30 (d)		385,000	316,470
5.875% 1/30/60 (d)		680,000	533,800
5.95% 1/25/27 (d)		260,000	234,000
6.4% 6/5/49 (d)		500,000	405,938
6.5% 2/15/48 (Reg. S)		200,000	163,400
6.85% 1/27/45 (d)		350,000	298,813
7.45% 4/30/44 (d)		300,000	268,969

TOTAL DOMINICAN REPUBLIC			2,221,390

Ecuador - 0.2%
Ecuador Republic:
7.875% 3/27/25 (d)		650,000	180,700
7.875% 1/23/28 (d)		1,000,000	282,500
8.875% 10/23/27 (d)		210,000	58,590
9.65% 12/13/26 (d)		1,470,000	412,335
10.75% 3/28/22 (d)		435,000	135,938

TOTAL ECUADOR			1,070,063

Egypt - 1.0%
Arab Republic of Egypt:
6.125% 1/31/22 (d)		705,000	702,577
7.5% 1/31/27 (d)		1,445,000	1,398,038
7.903% 2/21/48 (d)		1,725,000	1,486,195
8.5% 1/31/47 (d)		1,875,000	1,669,922

TOTAL EGYPT			5,256,732

El Salvador - 1.2%
El Salvador Republic:
6.375% 1/18/27 (d)		1,550,000	1,225,953
7.1246% 1/20/50 (d)		770,000	581,109
7.625% 2/1/41 (d)		1,850,000	1,423,344
7.65% 6/15/35 (Reg. S)		1,750,000	1,386,328
8.625% 2/28/29 (d)		2,060,000	1,745,850

TOTAL EL SALVADOR			6,362,584

Gabon - 0.4%
Gabonese Republic:
6.375% 12/12/24 (d)		1,521,722	1,090,884
6.625% 2/6/31 (d)		850,000	597,125
6.95% 6/16/25 (d)		345,000	244,734

TOTAL GABON			1,932,743

Ghana - 0.6%
Ghana Republic:
8.125% 1/18/26 (d)		2,325,000	1,894,875
8.95% 3/26/51 (d)		460,000	347,300
10.75% 10/14/30 (d)		825,000	858,000

TOTAL GHANA			3,100,175

Guatemala - 0.1%
Guatemalan Republic 6.125% 6/1/50 (d)		350,000	363,563
Honduras - 0.1%
Republic of Honduras 6.25% 1/19/27		550,000	517,516
Indonesia - 0.4%
Indonesian Republic:
3.4% 9/18/29		270,000	270,338
3.5% 1/11/28		415,000	418,113
3.85% 10/15/30		560,000	580,300
4.1% 4/24/28		300,000	315,281
4.2% 10/15/50		200,000	203,000
4.45% 4/15/70		455,000	452,725

TOTAL INDONESIA			2,239,757

Israel - 0.2%
Israeli State:
2.75% 7/3/30		300,000	315,000
4.5% 4/3/20		590,000	690,300

TOTAL ISRAEL			1,005,300

Ivory Coast - 0.6%
Ivory Coast:
5.75% 12/31/32		1,026,000	896,468
5.875% 10/17/31 (d)	EUR	960,000	857,393
6.375% 3/3/28 (d)		1,755,000	1,561,950

TOTAL IVORY COAST			3,315,811

Jamaica - 0.1%
Jamaican Government 8% 3/15/39		400,000	421,250
Jordan - 0.7%
Jordanian Kingdom 7.375% 10/10/47 (d)		4,010,000	3,710,503
Kenya - 0.1%
Republic of Kenya:
6.875% 6/24/24 (d)		155,000	140,663
7% 5/22/27 (d)		400,000	359,000
7.25% 2/28/28 (d)		300,000	269,250

TOTAL KENYA			768,913

Lebanon - 0.2%
Lebanese Republic:
5.8% 4/14/20(h)		1,165,000	183,488
6.375% 3/9/20(h)		7,090,000	1,063,500

TOTAL LEBANON			1,246,988

Mozambique - 0.0%
Republic of Mozambique 5% 9/15/31 (d)(i)		300,000	202,125
Nigeria - 0.6%
Republic of Nigeria:
6.375% 7/12/23 (d)		800,000	688,000
6.5% 11/28/27 (d)		750,000	565,078
6.75% 1/28/21 (d)		300,000	282,656
7.143% 2/23/30 (d)		850,000	639,891
7.625% 11/21/25 (d)		205,000	171,431
7.625% 11/28/47 (d)		300,000	219,281
7.875% 2/16/32 (d)		855,000	648,464

TOTAL NIGERIA			3,214,801

Oman - 0.1%
Sultanate of Oman 6.5% 3/8/47 (d)		1,120,000	777,000
Pakistan - 0.1%
Islamic Republic of Pakistan 6.875% 12/5/27 (d)		440,000	380,050
Panama - 0.1%
Panamanian Republic 3.16% 1/23/30		360,000	366,525
Paraguay - 0.2%
Republic of Paraguay:
4.625% 1/25/23 (d)		500,000	510,938
4.7% 3/27/27 (d)		400,000	410,875
4.95% 4/28/31 (d)		380,000	389,500

TOTAL PARAGUAY			1,311,313

Philippines - 0.1%
Philippine Republic 2.457% 5/5/30		350,000	356,125
Qatar - 0.5%
State of Qatar:
3.4% 4/16/25 (d)		200,000	212,625
3.75% 4/16/30 (d)		400,000	437,500
4.4% 4/16/50 (d)		900,000	1,022,625
4.817% 3/14/49 (d)		655,000	788,047

TOTAL QATAR			2,460,797

Romania - 0.1%
Romanian Republic 5.125% 6/15/48 (d)		555,000	586,219
Russia - 0.5%
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		400,000	434,000
5.1% 3/28/35 (d)		600,000	703,688
5.1% 3/28/35(Reg. S)		400,000	469,125
5.25% 6/23/47(Reg. S)		800,000	993,250

TOTAL RUSSIA			2,600,063

Rwanda - 0.6%
Rwanda Republic 6.625% 5/2/23 (d)		3,575,000	3,333,688
Senegal - 0.0%
Republic of Senegal 6.75% 3/13/48(Reg. S)		200,000	166,563
Serbia - 0.1%
Republic of Serbia 7.25% 9/28/21 (d)		525,000	547,313
South Africa - 0.0%
South African Republic 5.65% 9/27/47		350,000	275,625
Sri Lanka - 0.2%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (d)		850,000	482,375
6.75% 4/18/28 (d)		700,000	387,625

TOTAL SRI LANKA			870,000

Turkey - 0.7%
Turkish Republic:
4.25% 3/13/25		520,000	462,638
4.25% 4/14/26		350,000	301,109
4.875% 4/16/43		1,005,000	729,881
5.25% 3/13/30		520,000	432,250
5.75% 5/11/47		2,315,000	1,756,506

TOTAL TURKEY			3,682,384

Ukraine - 1.0%
Ukraine Government:
0% 5/31/40 (d)(g)		575,000	421,367
7.375% 9/25/32 (d)		1,255,000	1,111,852
7.75% 9/1/21 (d)		200,000	192,000
7.75% 9/1/22 (d)		400,000	380,000
7.75% 9/1/23 (d)		275,000	260,563
7.75% 9/1/24 (d)		885,000	836,325
7.75% 9/1/26 (d)		425,000	394,400
7.75% 9/1/27 (d)		1,120,000	1,031,520
8.994% 2/1/24 (d)		340,000	332,520
9.75% 11/1/28 (d)		215,000	210,700

TOTAL UKRAINE			5,171,247

United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.51% 5/21/20 to 5/28/20(j)		340,000	339,982
Uzbekistan - 0.1%
Uzbekistan Republic of 4.75% 2/20/24 (d)		300,000	301,313
Venezuela - 0.1%
Venezuelan Republic 9.25% 9/15/27 (h)		6,200,000	527,000
TOTAL GOVERNMENT OBLIGATIONS
(Cost $97,477,130)			73,748,188

Preferred Securities - 0.1%
Georgia - 0.1%
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (g)(k)
(Cost $760,155)		$700,000	656,596
		Shares	Value

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.16% (l)		14,028,984	14,033,193
Fidelity Securities Lending Cash Central Fund 0.11% (l)(m)		310,769	310,800
TOTAL MONEY MARKET FUNDS
(Cost $14,342,964)			14,343,993
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $541,081,706)			524,297,867
NET OTHER ASSETS (LIABILITIES) - 1.5%			8,078,194
NET ASSETS - 100%			$532,376,061

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	197	June 2020	$8,923,115	$(189,333)	$(189,333)

The notional amount of futures purchased as a percentage of Net Assets is 1.7%

Currency Abbreviations

EUR – European Monetary Unit

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,140,188 or 0.4% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $102,159,565 or 19.2% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Non-income producing - Security is in default.

 (i) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $339,982.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (m) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,618,120

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$173,397
Fidelity Securities Lending Cash Central Fund	7,670
Total	$181,067

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$44,864,999	$14,133,590	$30,731,409	$--
Consumer Discretionary	73,142,910	47,545,322	25,597,588	--
Consumer Staples	25,799,439	10,717,047	15,082,392	--
Energy	20,953,666	8,344,034	12,609,632	--
Financials	77,229,151	26,548,972	50,680,179	--
Health Care	14,009,713	2,421,874	11,587,839	--
Industrials	16,211,091	4,713,765	11,497,326	--
Information Technology	59,870,579	35,593,096	24,277,483	--
Materials	28,480,698	13,078,260	15,402,438	--
Real Estate	12,820,185	2,747,573	7,927,820	2,144,792
Utilities	9,907,341	2,876,763	7,030,578	--
Corporate Bonds	52,259,318	--	52,259,318	--
Government Obligations	73,748,188	--	73,748,188	--
Preferred Securities	656,596	--	656,596	--
Money Market Funds	14,343,993	14,343,993	--	--
Total Investments in Securities:	$524,297,867	$183,064,289	$339,088,786	$2,144,792
Derivative Instruments:
Liabilities
Futures Contracts	$(189,333)	$(189,333)	$--	$--
Total Liabilities	$(189,333)	$(189,333)	$--	$--
Total Derivative Instruments:	$(189,333)	$(189,333)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(189,333)
Total Equity Risk	0	(189,333)
Total Value of Derivatives	$0	$(189,333)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.8%
BBB	1.9%
BB	4.9%
B	8.9%
CCC,CC,C	3.5%
D	0.4%
Not Rated	2.3%
Equities	72.0%
Short-Term Investments and Net Other Assets	4.3%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $292,083) — See accompanying schedule: Unaffiliated issuers (cost $526,738,742)	$509,953,874
Fidelity Central Funds (cost $14,342,964)	14,343,993
Total Investment in Securities (cost $541,081,706)		$524,297,867
Segregated cash with brokers for derivative instruments		765,000
Foreign currency held at value (cost $218,401)		216,808
Receivable for investments sold		14,450,616
Receivable for fund shares sold		633,125
Dividends receivable		537,452
Interest receivable		2,448,327
Distributions receivable from Fidelity Central Funds		2,588
Prepaid expenses		325
Other receivables		112,102
Total assets		543,464,210
Liabilities
Payable to custodian bank	$3,597,395
Payable for investments purchased	5,255,088
Payable for fund shares redeemed	1,039,837
Accrued management fee	348,809
Distribution and service plan fees payable	32,703
Payable for daily variation margin on futures contracts	191,090
Other affiliated payables	116,121
Other payables and accrued expenses	196,306
Collateral on securities loaned	310,800
Total liabilities		11,088,149
Net Assets		$532,376,061
Net Assets consist of:
Paid in capital		$610,382,558
Total accumulated earnings (loss)		(78,006,497)
Net Assets		$532,376,061
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($31,448,914 ÷ 2,860,692 shares)(a)		$10.99
Maximum offering price per share (100/94.25 of $10.99)		$11.66
Class M:
Net Asset Value and redemption price per share ($7,025,772 ÷ 639,518 shares)(a)		$10.99
Maximum offering price per share (100/96.50 of $10.99)		$11.39
Class C:
Net Asset Value and offering price per share ($28,565,045 ÷ 2,617,419 shares)(a)		$10.91
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($172,550,011 ÷ 15,675,081 shares)		$11.01
Class I:
Net Asset Value, offering price and redemption price per share ($232,549,332 ÷ 21,157,195 shares)		$10.99
Class Z:
Net Asset Value, offering price and redemption price per share ($60,236,987 ÷ 5,493,453 shares)		$10.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$4,601,200
Interest		5,659,290
Income from Fidelity Central Funds (including $7,670 from security lending)		181,067
Income before foreign taxes withheld		10,441,557
Less foreign taxes withheld		(729,965)
Total income		9,711,592
Expenses
Management fee	$2,686,776
Transfer agent fees	620,781
Distribution and service plan fees	238,970
Accounting fees	168,139
Custodian fees and expenses	195,720
Independent trustees' fees and expenses	2,132
Registration fees	51,333
Audit	72,674
Legal	2,283
Interest	815
Miscellaneous	30,241
Total expenses before reductions	4,069,864
Expense reductions	(36,570)
Total expenses after reductions		4,033,294
Net investment income (loss)		5,678,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,163)	(12,040,041)
Fidelity Central Funds	1,956
Foreign currency transactions	(238,737)
Futures contracts	283,291
Total net realized gain (loss)		(11,993,531)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(79,924,855)
Fidelity Central Funds	388
Assets and liabilities in foreign currencies	(19,365)
Futures contracts	(267,950)
Total change in net unrealized appreciation (depreciation)		(80,211,782)
Net gain (loss)		(92,205,313)
Net increase (decrease) in net assets resulting from operations		$(86,527,015)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,678,298	$22,017,399
Net realized gain (loss)	(11,993,531)	(20,239,544)
Change in net unrealized appreciation (depreciation)	(80,211,782)	79,631,040
Net increase (decrease) in net assets resulting from operations	(86,527,015)	81,408,895
Distributions to shareholders	(20,131,978)	(14,178,054)
Share transactions - net increase (decrease)	(78,478,937)	36,607,938
Total increase (decrease) in net assets	(185,137,930)	103,838,779
Net Assets
Beginning of period	717,513,991	613,675,212
End of period	$532,376,061	$717,513,991

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$11.53	$13.56	$11.33	$10.35	$11.56
Income from Investment Operations
Net investment income (loss)A	.09	.37B	.25	.24	.26	.28
Net realized and unrealized gain (loss)	(1.57)	1.14	(1.94)	2.11	.96	(1.30)
Total from investment operations	(1.48)	1.51	(1.69)	2.35	1.22	(1.02)
Distributions from net investment income	(.33)	(.24)	(.16)	(.12)	(.24)	(.17)
Distributions from net realized gain	–	–	(.19)	(.01)	–	(.02)
Total distributions	(.33)	(.24)	(.34)C	(.13)	(.24)	(.19)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D	–D
Net asset value, end of period	$10.99	$12.80	$11.53	$13.56	$11.33	$10.35
Total ReturnE,F,G	(11.96)%	13.38%	(12.77)%	21.13%	12.13%	(8.92)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.40%J	1.39%	1.40%	1.47%	1.87%	1.93%
Expenses net of fee waivers, if any	1.40%J	1.39%	1.40%	1.47%	1.65%	1.65%
Expenses net of all reductions	1.39%J	1.39%	1.37%	1.46%	1.64%	1.64%
Net investment income (loss)	1.45%J	3.02%B	1.92%	1.97%	2.47%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$31,449	$39,958	$34,617	$42,213	$15,206	$10,164
Portfolio turnover rateK	64%J	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.37%.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $.185 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.78	$11.51	$13.55	$11.33	$10.33	$11.54
Income from Investment Operations
Net investment income (loss)A	.07	.33B	.21	.20	.23	.25
Net realized and unrealized gain (loss)	(1.57)	1.15	(1.93)	2.11	.97	(1.30)
Total from investment operations	(1.50)	1.48	(1.72)	2.31	1.20	(1.05)
Distributions from net investment income	(.29)	(.21)	(.13)	(.09)	(.20)	(.14)
Distributions from net realized gain	–	–	(.19)	(.01)	–	(.02)
Total distributions	(.29)	(.21)	(.32)	(.10)	(.20)	(.16)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	–C
Net asset value, end of period	$10.99	$12.78	$11.51	$13.55	$11.33	$10.33
Total ReturnD,E,F	(12.08)%	13.05%	(13.03)%	20.66%	11.92%	(9.18)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.71%I	1.72%	1.74%	1.82%	2.22%	2.27%
Expenses net of fee waivers, if any	1.71%I	1.71%	1.74%	1.82%	1.90%	1.90%
Expenses net of all reductions	1.70%I	1.71%	1.71%	1.81%	1.90%	1.89%
Net investment income (loss)	1.14%I	2.69%B	1.58%	1.62%	2.22%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$7,026	$8,841	$8,519	$8,751	$3,019	$3,331
Portfolio turnover rateJ	64%I	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.04%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.66	$11.40	$13.45	$11.25	$10.25	$11.47
Income from Investment Operations
Net investment income (loss)A	.04	.28B	.15	.15	.18	.20
Net realized and unrealized gain (loss)	(1.56)	1.13	(1.92)	2.11	.97	(1.30)
Total from investment operations	(1.52)	1.41	(1.77)	2.26	1.15	(1.10)
Distributions from net investment income	(.23)	(.15)	(.09)	(.06)	(.15)	(.10)
Distributions from net realized gain	–	–	(.19)	(.01)	–	(.02)
Total distributions	(.23)	(.15)	(.28)	(.07)	(.15)	(.12)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	–C
Net asset value, end of period	$10.91	$12.66	$11.40	$13.45	$11.25	$10.25
Total ReturnD,E,F	(12.28)%	12.54%	(13.45)%	20.29%	11.36%	(9.68)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.14%I	2.14%	2.14%	2.21%	2.62%	2.68%
Expenses net of fee waivers, if any	2.14%I	2.14%	2.14%	2.21%	2.40%	2.40%
Expenses net of all reductions	2.13%I	2.13%	2.12%	2.20%	2.39%	2.39%
Net investment income (loss)	.71%I	2.27%B	1.18%	1.23%	1.72%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$28,565	$35,545	$37,191	$34,869	$10,710	$7,736
Portfolio turnover rateJ	64%I	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.84	$11.56	$13.58	$11.34	$10.38	$11.60
Income from Investment Operations
Net investment income (loss)A	.10	.40B	.29	.27	.28	.31
Net realized and unrealized gain (loss)	(1.56)	1.16	(1.95)	2.10	.97	(1.31)
Total from investment operations	(1.46)	1.56	(1.66)	2.37	1.25	(1.00)
Distributions from net investment income	(.37)	(.28)	(.17)	(.14)	(.29)	(.20)
Distributions from net realized gain	–	–	(.19)	(.01)	–	(.02)
Total distributions	(.37)	(.28)	(.36)	(.14)C	(.29)	(.22)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D	–D
Net asset value, end of period	$11.01	$12.84	$11.56	$13.58	$11.34	$10.38
Total ReturnE,F	(11.86)%	13.80%	(12.56)%	21.37%	12.44%	(8.74)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.16%I	1.14%	1.13%	1.26%	1.62%	1.72%
Expenses net of fee waivers, if any	1.16%I	1.14%	1.13%	1.26%	1.40%	1.40%
Expenses net of all reductions	1.15%I	1.14%	1.11%	1.24%	1.39%	1.39%
Net investment income (loss)	1.69%I	3.27%B	2.19%	2.18%	2.72%	2.83%
Supplemental Data
Net assets, end of period (000 omitted)	$172,550	$199,708	$190,025	$272,002	$104,332	$37,918
Portfolio turnover rateJ	64%I	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.62%.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.82	$11.55	$13.58	$11.33	$10.37	$11.59
Income from Investment Operations
Net investment income (loss)A	.11	.41B	.29	.28	.29	.31
Net realized and unrealized gain (loss)	(1.57)	1.14	(1.95)	2.11	.96	(1.31)
Total from investment operations	(1.46)	1.55	(1.66)	2.39	1.25	(1.00)
Distributions from net investment income	(.37)	(.28)	(.19)	(.14)	(.29)	(.20)
Distributions from net realized gain	–	–	(.19)	(.01)	–	(.02)
Total distributions	(.37)	(.28)	(.37)C	(.15)	(.29)	(.22)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D	–D
Net asset value, end of period	$10.99	$12.82	$11.55	$13.58	$11.33	$10.37
Total ReturnE,F	(11.84)%	13.77%	(12.56)%	21.51%	12.48%	(8.74)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.11%I	1.11%	1.12%	1.19%	1.54%	1.58%
Expenses net of fee waivers, if any	1.11%I	1.10%	1.12%	1.19%	1.40%	1.40%
Expenses net of all reductions	1.10%I	1.10%	1.10%	1.17%	1.39%	1.39%
Net investment income (loss)	1.74%I	3.30%B	2.20%	2.25%	2.72%	2.83%
Supplemental Data
Net assets, end of period (000 omitted)	$232,549	$372,286	$341,720	$371,617	$21,099	$6,343
Portfolio turnover rateJ	64%I	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.65%.

 C Total distributions of $.37 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.185 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$11.55	$12.17
Income from Investment Operations
Net investment income (loss)B	.11	.43C	.01
Net realized and unrealized gain (loss)	(1.55)	1.13	(.63)
Total from investment operations	(1.44)	1.56	(.62)
Distributions from net investment income	(.39)	(.31)	–
Distributions from net realized gain	–	–	–
Total distributions	(.39)	(.31)	–
Net asset value, end of period	$10.97	$12.80	$11.55
Total ReturnD,E	(11.73)%	13.85%	(5.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.98%H	.98%	1.07%H
Expenses net of fee waivers, if any	.98%H	.97%	1.04%H
Expenses net of all reductions	.97%H	.97%	1.02%H
Net investment income (loss)	1.87%H	3.43%C	1.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$60,237	$61,175	$1,603
Portfolio turnover rateI	64%H	75%	94%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 2.79%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$73,657,511
Gross unrealized depreciation	(96,519,127)
Net unrealized appreciation (depreciation)	$(22,861,616)
Tax cost	$546,970,150

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(34,614,684)
Long-term	(12,145,743)
Total capital loss carryforward	$(46,760,427)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total Emerging Markets Fund	202,461,061	264,930,413

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$46,122	$1,604
Class M	.25%	.25%	21,188	144
Class C	.75%	.25%	171,660	17,206
			$238,970	$18,954

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,689
Class M	1,178
Class C(a)	1,258
$12,125

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$38,638.21
Class M	11,443.27
Class C	34,862.20
Total Emerging Markets	220,226.23
Class I	301,414.18
Class Z	14,198.04
	$620,781

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Total Emerging Markets Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total Emerging Markets Fund	$1,686

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total Emerging Markets Fund	Borrower	$16,514,667.30%		$815

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Total Emerging Markets Fund	$887

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Total fees paid by the Fund to NFS, as lending agent, amounted to $826. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,228 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $609.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,489.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $11,244 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$968,671	$714,243
Class M	200,302	150,122
Class C	654,398	488,821
Total Emerging Markets	5,659,796	4,522,488
Class I	10,669,748	8,203,674
Class Z	1,979,063	98,706
Total	$20,131,978	$14,178,054

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	408,152	870,630	$5,013,959	$10,684,591
Reinvestment of distributions	73,696	62,554	964,680	711,236
Shares redeemed	(742,321)	(814,970)	(8,914,662)	(9,912,774)
Net increase (decrease)	(260,473)	118,214	$(2,936,023)	$1,483,053
Class M
Shares sold	49,909	115,630	$627,084	$1,417,602
Reinvestment of distributions	15,285	13,182	200,228	150,011
Shares redeemed	(117,690)	(177,172)	(1,417,249)	(2,146,741)
Net increase (decrease)	(52,496)	(48,360)	$(589,937)	$(579,128)
Class C
Shares sold	147,482	408,329	$1,837,834	$4,955,307
Reinvestment of distributions	50,031	43,111	651,898	488,019
Shares redeemed	(386,839)	(907,103)	(4,541,130)	(11,027,167)
Net increase (decrease)	(189,326)	(455,663)	$(2,051,398)	$(5,583,841)
Total Emerging Markets
Shares sold	4,277,395	5,906,657	$48,919,371	$73,141,302
Reinvestment of distributions	403,626	380,480	5,287,504	4,329,863
Shares redeemed	(4,565,051)	(7,159,495)	(52,633,518)	(87,489,558)
Net increase (decrease)	115,970	(872,358)	$1,573,357	$(10,018,393)
Class I
Shares sold	4,135,642	14,032,906	$50,661,264	$171,476,090
Reinvestment of distributions	800,008	691,717	10,456,099	7,857,900
Shares redeemed	(12,819,709)	(15,271,905)	(145,764,151)	(184,876,207)
Net increase (decrease)	(7,884,059)	(547,282)	$(84,646,788)	$(5,542,217)
Class Z
Shares sold	1,575,729	5,339,852	$19,579,794	$65,470,267
Reinvestment of distributions	92,127	7,811	1,201,333	88,498
Shares redeemed	(953,927)	(706,986)	(10,609,275)	(8,710,301)
Net increase (decrease)	713,929	4,640,677	$10,171,852	$56,848,464

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Fidelity Emerging Markets Discovery Fund
Class A	1.55%
Actual		$1,000.00	$841.70	$7.10
Hypothetical-C		$1,000.00	$1,017.16	$7.77
Class M	1.84%
Actual		$1,000.00	$840.40	$8.42
Hypothetical-C		$1,000.00	$1,015.71	$9.22
Class C	2.34%
Actual		$1,000.00	$838.20	$10.69
Hypothetical-C		$1,000.00	$1,013.23	$11.71
Emerging Markets Discovery	1.25%
Actual		$1,000.00	$842.50	$5.73
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class I	1.25%
Actual		$1,000.00	$842.30	$5.73
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class Z	1.10%
Actual		$1,000.00	$843.40	$5.04
Hypothetical-C		$1,000.00	$1,019.39	$5.52
Fidelity Total Emerging Markets Fund
Class A	1.40%
Actual		$1,000.00	$880.40	$6.55
Hypothetical-C		$1,000.00	$1,017.90	$7.02
Class M	1.71%
Actual		$1,000.00	$879.20	$7.99
Hypothetical-C		$1,000.00	$1,016.36	$8.57
Class C	2.14%
Actual		$1,000.00	$877.20	$9.99
Hypothetical-C		$1,000.00	$1,014.22	$10.72
Total Emerging Markets	1.16%
Actual		$1,000.00	$881.40	$5.43
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class I	1.11%
Actual		$1,000.00	$881.60	$5.19
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class Z	.98%
Actual		$1,000.00	$882.70	$4.59
Hypothetical-C		$1,000.00	$1,019.99	$4.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in May 2018 and June 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class Z and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and each of Class A, Class M, Class C, and Class I of Fidelity Emerging Markets Discovery Fund ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, 1.30%, and 1.45% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2017, June 2018, June 2019, and July 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, 1.25%, and 1.40% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

EMD-TEK-SANN-0620
1.931240.108

Fidelity® Global Equity Income Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
United States of America*	52.5%
United Kingdom	8.7%
Japan	6.4%
Switzerland	5.4%
Canada	3.4%
France	3.0%
India	2.1%
Taiwan	2.0%
Netherlands	1.9%
Other	14.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	94.8
Short-Term Investments and Net Other Assets (Liabilities)	5.2

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Microsoft Corp. (United States of America, Software)	4.5
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	4.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9
Amgen, Inc. (United States of America, Biotechnology)	1.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs))	1.7
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6
Nestle SA (Reg. S) (Switzerland, Food Products)	1.4
UnitedHealth Group, Inc. (United States of America, Health Care Providers & Services)	1.3
AstraZeneca PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.3
21.3

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	20.0
Health Care	15.2
Consumer Staples	13.5
Financials	13.3
Industrials	9.1
Consumer Discretionary	8.0
Communication Services	5.3
Energy	4.5
Utilities	2.8
Real Estate	1.7

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value
Australia - 0.4%
Ansell Ltd.	13,143	$242,386
Bailiwick of Guernsey - 0.3%
Amdocs Ltd.	2,680	172,699
Bailiwick of Jersey - 0.3%
Clarivate Analytics PLC (a)	8,700	199,926
Belgium - 0.4%
KBC Groep NV	3,998	216,855
Bermuda - 0.7%
Dairy Farm International Holdings Ltd.	11,321	54,253
Hiscox Ltd.	9,479	83,882
IHS Markit Ltd.	4,057	273,036

TOTAL BERMUDA		411,171

Brazil - 0.3%
Equatorial Energia SA	40,480	136,449
Suzano Papel e Celulose SA	9,500	68,849

TOTAL BRAZIL		205,298

Canada - 3.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	14,111	393,743
Constellation Software, Inc.	698	671,212
Fairfax Financial Holdings Ltd. (sub. vtg.)	328	88,935
Imperial Oil Ltd.	13,944	225,296
Open Text Corp.	9,000	340,098
Restaurant Brands International, Inc.	2,900	141,463
Suncor Energy, Inc.	11,200	199,708
Waste Connection, Inc. (Canada)	1,133	97,481

TOTAL CANADA		2,157,936

Cayman Islands - 0.7%
Best Pacific International Holdings Ltd.	131,816	19,591
SITC International Holdings Co. Ltd.	447,994	442,556

TOTAL CAYMAN ISLANDS		462,147

China - 1.1%
Kweichow Moutai Co. Ltd. (A Shares)	2,415	429,602
Qingdao Port International Co. Ltd. (H Shares) (b)	159,000	85,560
Shanghai International Airport Co. Ltd. (A Shares)	18,700	185,200

TOTAL CHINA		700,362

Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	100	99,525
DSV A/S	1,700	175,411

TOTAL DENMARK		274,936

France - 3.0%
Capgemini SA	2,502	235,083
Elior SA (b)(c)	26,483	175,144
LVMH Moet Hennessy Louis Vuitton SE	866	334,790
Sanofi SA	5,906	577,246
SR Teleperformance SA	1,078	241,581
VINCI SA	3,644	298,524

TOTAL FRANCE		1,862,368

Germany - 1.6%
Delivery Hero AG (a)(b)	821	69,276
Deutsche Post AG	4,800	142,595
Hannover Reuck SE	1,030	164,230
Linde PLC	1,638	302,458
SAP SE	2,816	335,406

TOTAL GERMANY		1,013,965

Hong Kong - 0.8%
AIA Group Ltd.	53,820	493,948
India - 2.1%
HDFC Asset Management Co. Ltd. (a)(b)	3,200	107,141
HDFC Bank Ltd. sponsored ADR	3,078	133,431
Indian Energy Exchange Ltd. (b)	74,300	148,335
Petronet LNG Ltd.	52,300	168,525
Redington India Ltd.	113,600	110,881
Reliance Industries Ltd.	27,428	533,390
Tech Mahindra Ltd.	17,300	124,448

TOTAL INDIA		1,326,151

Indonesia - 0.3%
PT Bank Mandiri (Persero) Tbk	668,291	198,657
Ireland - 0.9%
Accenture PLC Class A	3,160	585,200
Italy - 0.7%
Recordati SpA	6,200	269,529
Reply SpA	2,500	174,788

TOTAL ITALY		444,317

Japan - 6.4%
Arata Corp.	2,700	112,212
Astellas Pharma, Inc.	18,600	307,628
Aucnet, Inc.	6,140	62,364
Daiichikosho Co. Ltd.	6,337	192,505
Daiwa Industries Ltd.	15,000	129,991
Hoya Corp.	10,901	1,002,183
Inaba Denki Sangyo Co. Ltd.	12,506	268,265
Jm Holdings Co. Ltd.	23,566	579,735
Minebea Mitsumi, Inc.	10,937	177,827
Nippon Telegraph & Telephone Corp.	10,282	234,159
Sony Corp.	9,099	585,558
Tsuruha Holdings, Inc.	2,611	349,869

TOTAL JAPAN		4,002,296

Kenya - 0.5%
Safaricom Ltd.	1,225,183	325,573
Korea (South) - 1.2%
Samsung Electronics Co. Ltd.	17,649	726,392
Luxembourg - 1.2%
B&M European Value Retail SA	185,274	776,597
Multi-National - 0.8%
HKT Trust/HKT Ltd. unit	312,153	503,728
Netherlands - 1.9%
Koninklijke Philips Electronics NV	4,900	213,603
NXP Semiconductors NV	3,985	396,786
Unilever NV	11,789	587,084

TOTAL NETHERLANDS		1,197,473

New Zealand - 0.3%
Auckland International Airport Ltd.	50,700	187,224
Poland - 0.3%
CD Projekt RED SA	1,800	155,148
Sweden - 0.6%
Ericsson (B Shares)	34,600	295,593
Indutrade AB	3,146	101,141

TOTAL SWEDEN		396,734

Switzerland - 5.4%
Banque Cantonale Vaudoise	371	327,856
Barry Callebaut AG	53	103,886
Chubb Ltd.	3,403	367,558
Nestle SA (Reg. S)	8,614	912,309
Roche Holding AG (participation certificate)	3,453	1,195,765
Sika AG	2,190	362,334
Swiss Re Ltd.	1,620	117,719

TOTAL SWITZERLAND		3,387,427

Taiwan - 2.0%
Poya International Co. Ltd.	11,000	183,515
Taiwan Semiconductor Manufacturing Co. Ltd.	106,840	1,075,845

TOTAL TAIWAN		1,259,360

Thailand - 0.3%
Thai Beverage PCL	445,400	216,800
United Kingdom - 8.7%
AstraZeneca PLC:
(United Kingdom)	5,218	545,762
sponsored ADR	15,382	804,171
BP PLC	86,182	339,593
Compass Group PLC	32,242	542,549
Cranswick PLC	7,806	365,541
Diageo PLC	7,972	274,475
Hilton Food Group PLC	55,974	789,592
John David Group PLC	24,500	163,361
London Stock Exchange Group PLC	3,862	362,674
Reckitt Benckiser Group PLC	4,430	369,018
RELX PLC (London Stock Exchange)	23,799	538,498
St. James's Place Capital PLC	11,208	120,188
Victrex PLC	7,582	190,609
WH Smith PLC	4,900	77,330

TOTAL UNITED KINGDOM		5,483,361

United States of America - 47.3%
AbbVie, Inc.	4,036	331,759
Altria Group, Inc.	9,555	375,034
Ameren Corp.	6,328	460,362
American Tower Corp.	4,457	1,060,766
AMETEK, Inc.	4,197	352,002
Amgen, Inc.	4,595	1,099,216
Apple, Inc.	8,904	2,615,995
Bank of America Corp.	24,727	594,684
Becton, Dickinson & Co.	1,124	283,844
Berkshire Hathaway, Inc. Class B (a)	3,593	673,184
BJ's Wholesale Club Holdings, Inc. (a)	7,100	186,801
Bristol-Myers Squibb Co.	10,950	665,870
Capital One Financial Corp.	7,351	476,051
Charter Communications, Inc. Class A (a)	573	283,767
Chevron Corp.	6,024	554,208
Cisco Systems, Inc.	10,400	440,752
Citigroup, Inc.	11,313	549,359
ConocoPhillips Co.	8,197	345,094
Crown Holdings, Inc. (a)	1,200	77,292
Danaher Corp.	2,098	342,939
Dollar Tree, Inc. (a)	2,400	191,208
Eli Lilly & Co.	3,279	507,065
Equifax, Inc.	1,380	191,682
Estee Lauder Companies, Inc. Class A	1,200	211,680
Exxon Mobil Corp.	3,500	162,645
Fidelity National Information Services, Inc.	2,100	276,969
Fortive Corp.	3,551	227,264
General Dynamics Corp.	1,782	232,765
General Electric Co.	68,833	468,064
JPMorgan Chase & Co.	7,649	732,468
Kroger Co.	12,403	392,059
Lennar Corp. Class A	3,800	190,266
Lowe's Companies, Inc.	7,268	761,323
M&T Bank Corp.	2,822	316,290
Marsh & McLennan Companies, Inc.	2,033	197,872
McCormick & Co., Inc. (non-vtg.)	569	89,242
Microsoft Corp.	15,707	2,814,852
MSCI, Inc.	1,151	376,377
NextEra Energy, Inc.	1,968	454,844
Northrop Grumman Corp.	899	297,272
NRG Energy, Inc.	6,803	228,105
PepsiCo, Inc.	4,411	583,531
Philip Morris International, Inc.	2,819	210,297
Phillips 66 Co.	1,743	127,535
PVH Corp.	1,646	81,033
Qualcomm, Inc.	4,637	364,793
Raymond James Financial, Inc.	2,200	145,024
Roper Technologies, Inc.	939	320,227
S&P Global, Inc.	1,406	411,789
Starbucks Corp.	3,300	253,209
T-Mobile U.S., Inc. (a)	5,855	514,069
Tapestry, Inc.	7,078	105,321
The J.M. Smucker Co.	3,259	374,492
The Travelers Companies, Inc.	3,761	380,651
The Walt Disney Co.	4,666	504,628
Tiffany & Co., Inc.	2,076	262,614
UnitedHealth Group, Inc.	2,815	823,303
Valero Energy Corp.	1,735	109,912
Verizon Communications, Inc.	10,054	577,602
Visa, Inc. Class A	4,326	773,143
Vistra Energy Corp.	16,647	325,282
Walmart, Inc.	5,196	631,574
WEC Energy Group, Inc.	2,178	197,218
Wells Fargo & Co.	19,438	564,674

TOTAL UNITED STATES OF AMERICA		29,731,212

TOTAL COMMON STOCKS
(Cost $48,829,742)		59,317,647

Nonconvertible Preferred Stocks - 0.5%
Spain - 0.5%
Grifols SA Class B
(Cost $356,991)	15,400	317,029

Money Market Funds - 7.1%
Fidelity Cash Central Fund 0.16% (d)	4,235,876	4,237,147
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	190,031	190,050
TOTAL MONEY MARKET FUNDS
(Cost $4,426,823)		4,427,197
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $53,613,556)		64,061,873
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(1,170,346)
NET ASSETS - 100%		$62,891,527

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $585,456 or 0.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$32,720
Fidelity Securities Lending Cash Central Fund	373
Total	$33,093

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,291,179	$2,553,292	$737,887	$--
Consumer Discretionary	5,088,724	3,422,721	1,666,003	--
Consumer Staples	8,480,617	5,637,076	2,843,541	--
Energy	2,765,906	1,724,398	1,041,508	--
Financials	8,349,832	7,067,177	1,282,655	--
Health Care	9,529,298	6,707,125	2,822,173	--
Industrials	5,733,617	4,013,465	1,720,152	--
Information Technology	12,530,935	10,588,762	1,942,173	--
Materials	1,001,542	1,001,542	--	--
Real Estate	1,060,766	1,060,766	--	--
Utilities	1,802,260	1,802,260	--	--
Money Market Funds	4,427,197	4,427,197	--	--
Total Investments in Securities:	$64,061,873	$50,005,781	$14,056,092	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $174,508) — See accompanying schedule: Unaffiliated issuers (cost $49,186,733)	$59,634,676
Fidelity Central Funds (cost $4,426,823)	4,427,197
Total Investment in Securities (cost $53,613,556)		$64,061,873
Foreign currency held at value (cost $9,012)		9,088
Receivable for investments sold		712,822
Receivable for fund shares sold		16,700
Dividends receivable		182,929
Distributions receivable from Fidelity Central Funds		491
Prepaid expenses		31
Receivable from investment adviser for expense reductions		15,273
Other receivables		1,570
Total assets		65,000,777
Liabilities
Payable for investments purchased	$1,812,388
Payable for fund shares redeemed	21,074
Accrued management fee	34,222
Other affiliated payables	11,810
Other payables and accrued expenses	39,676
Collateral on securities loaned	190,080
Total liabilities		2,109,250
Net Assets		$62,891,527
Net Assets consist of:
Paid in capital		$50,042,799
Total accumulated earnings (loss)		12,848,728
Net Assets		$62,891,527
Net Asset Value, offering price and redemption price per share ($62,891,527 ÷ 4,572,793 shares)		$13.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$778,806
Income from Fidelity Central Funds (including $373 from security lending)		33,093
Income before foreign taxes withheld		811,899
Less foreign taxes withheld		(37,138)
Total income		774,761
Expenses
Management fee	$234,970
Transfer agent fees	59,479
Accounting fees	17,818
Custodian fees and expenses	8,111
Independent trustees' fees and expenses	208
Registration fees	26,631
Audit	39,147
Legal	1,696
Miscellaneous	1,325
Total expenses before reductions	389,385
Expense reductions	(18,512)
Total expenses after reductions		370,873
Net investment income (loss)		403,888
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,658)	2,324,417
Fidelity Central Funds	59
Foreign currency transactions	4,159
Total net realized gain (loss)		2,328,635
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $22,024)	(7,158,301)
Fidelity Central Funds	370
Assets and liabilities in foreign currencies	791
Total change in net unrealized appreciation (depreciation)		(7,157,140)
Net gain (loss)		(4,828,505)
Net increase (decrease) in net assets resulting from operations		$(4,424,617)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$403,888	$1,158,624
Net realized gain (loss)	2,328,635	775,043
Change in net unrealized appreciation (depreciation)	(7,157,140)	7,035,757
Net increase (decrease) in net assets resulting from operations	(4,424,617)	8,969,424
Distributions to shareholders	(364,165)	(3,744,013)
Share transactions
Proceeds from sales of shares	9,482,419	9,211,621
Reinvestment of distributions	339,101	3,534,334
Cost of shares redeemed	(9,905,341)	(18,738,835)
Net increase (decrease) in net assets resulting from share transactions	(83,821)	(5,992,880)
Total increase (decrease) in net assets	(4,872,603)	(767,469)
Net Assets
Beginning of period	67,764,130	68,531,599
End of period	$62,891,527	$67,764,130
Other Information
Shares
Sold	643,095	679,429
Issued in reinvestment of distributions	25,224	274,729
Redeemed	(723,371)	(1,389,982)
Net increase (decrease)	(55,052)	(435,824)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Equity Income Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.64	$13.53	$14.21	$12.06	$12.12	$12.87
Income from Investment Operations
Net investment income (loss)A	.09	.23	.25	.17	.15	.16
Net realized and unrealized gain (loss)	(.90)	1.63	(.50)	2.15	.11	.21
Total from investment operations	(.81)	1.86	(.25)	2.32	.26	.37
Distributions from net investment income	(.07)	(.24)	(.25)	(.17)	(.15)	(.16)
Distributions from net realized gain	(.01)	(.51)	(.18)	–	(.16)	(.95)
Total distributions	(.08)	(.75)	(.43)	(.17)	(.32)B	(1.12)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$13.75	$14.64	$13.53	$14.21	$12.06	$12.12
Total ReturnE,F	(5.53)%	14.60%	(1.88)%	19.31%	2.13%	2.93%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.13%I	1.09%	1.06%	1.13%	1.18%	1.15%
Expenses net of fee waivers, if any	1.09%I,J	1.09%	1.06%	1.13%	1.18%	1.15%
Expenses net of all reductions	1.08%I	1.08%	1.05%	1.13%	1.18%	1.14%
Net investment income (loss)	1.18%I	1.72%	1.75%	1.29%	1.24%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$62,892	$67,764	$68,532	$81,007	$71,675	$67,926
Portfolio turnover rateK	79%I	20%L	34%	37%	40%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.162 per share.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.954 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,621,778
Gross unrealized depreciation	(4,425,700)
Net unrealized appreciation (depreciation)	$10,196,078
Tax cost	$53,865,795

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Equity Income Fund	25,071,786	25,151,149

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Global Equity Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Equity Income Fund	$307

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 209,612 shares of the Fund were redeemed in-kind for investments and cash with a value of $2,873,785. The Fund had a net realized gain of $757,012 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Global Equity Income Fund	$86

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $17. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Effective February 1, 2020, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.10% of average net assets (1.20% prior to February 1, 2020). This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $15,839.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,467 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $61.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $145.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	1.09%	$1,000.00	$944.70	$5.27
Hypothetical-C		$1,000.00	$1,019.44	$5.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 1.20% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GED-SANN-0620
1.938166.107

Fidelity Flex® Funds

Fidelity Flex® International Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	15.4%
United States of America*	8.2%
Germany	7.1%
France	6.6%
Switzerland	6.5%
United Kingdom	6.5%
Canada	6.0%
Cayman Islands	5.7%
China	4.7%
Other	33.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.4

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.2
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.7
SAP SE (Germany, Software)	1.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.4
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	1.3
AIA Group Ltd. (Hong Kong, Insurance)	1.3
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	1.2
17.3

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	21.0
Information Technology	18.7
Industrials	14.1
Health Care	10.3
Materials	9.4
Consumer Discretionary	7.5
Consumer Staples	6.6
Communication Services	4.8
Energy	4.1
Real Estate	1.2

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 1.7%
Beacon Lighting Group Ltd.	7,075	$3,304
Commonwealth Bank of Australia	4,828	195,034
CSL Ltd.	4,080	813,256
Evolution Mining Ltd.	20,000	65,131
Imdex Ltd.	10,543	7,306
Macquarie Group Ltd.	2,873	190,316

TOTAL AUSTRALIA		1,274,347

Austria - 0.2%
Erste Group Bank AG	6,914	150,208
Bailiwick of Jersey - 0.7%
Experian PLC	12,030	361,265
Glencore Xstrata PLC	91,880	172,132
Integrated Diagnostics Holdings PLC (a)	6,136	19,758

TOTAL BAILIWICK OF JERSEY		553,155

Belgium - 0.7%
Barco NV	319	51,038
KBC Ancora	960	33,707
KBC Groep NV	8,054	436,857

TOTAL BELGIUM		521,602

Bermuda - 0.2%
Shangri-La Asia Ltd.	228,533	188,716
Brazil - 0.6%
BM&F BOVESPA SA	11,400	80,544
Suzano Papel e Celulose SA	55,392	401,442

TOTAL BRAZIL		481,986

Canada - 6.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	18,836	525,587
Canadian National Railway Co.	6,135	507,346
Canadian Pacific Railway Ltd.	4,013	912,068
Constellation Software, Inc.	578	555,818
Franco-Nevada Corp.	4,779	632,279
McCoy Global, Inc. (b)	50	13
New Look Vision Group, Inc.	868	17,142
Nutrien Ltd.	7,317	261,308
Pason Systems, Inc.	9,756	53,057
PrairieSky Royalty Ltd.	11,426	83,564
Richelieu Hardware Ltd.	1,113	21,141
Suncor Energy, Inc.	10,575	188,564
The Toronto-Dominion Bank	14,623	610,994
Waste Connection, Inc. (Canada)	1,806	155,384

TOTAL CANADA		4,524,265

Cayman Islands - 5.7%
Airtac International Group	13,450	257,283
Alibaba Group Holding Ltd.	1,200	30,455
Alibaba Group Holding Ltd. sponsored ADR (b)	4,852	983,355
Bilibili, Inc. ADR (b)	6,756	185,047
JD.com, Inc. sponsored ADR (b)	7,039	303,381
Li Ning Co. Ltd.	155,967	492,462
Tencent Holdings Ltd.	39,653	2,084,534

TOTAL CAYMAN ISLANDS		4,336,517

China - 4.7%
AVIC Jonhon OptronicTechnology Co. Ltd.	52,188	262,290
C&S Paper Co. Ltd. (A Shares)	96,300	233,395
China Life Insurance Co. Ltd. (H Shares)	167,507	357,242
China Merchants Bank Co. Ltd. (H Shares)	144,775	685,121
Haier Smart Home Co. Ltd. (A Shares)	294,014	633,696
Hualan Biological Engineer, Inc. (A Shares)	59,283	324,116
Industrial & Commercial Bank of China Ltd. (H Shares)	1,067,627	715,854
Shenzhen Inovance Technology Co. Ltd. (A Shares)	73,677	337,854
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	6,020	18,425

TOTAL CHINA		3,567,993

Denmark - 0.6%
A.P. Moller - Maersk A/S Series B	139	138,340
Ambu A/S Series B	1,000	31,369
Netcompany Group A/S (a)(b)	924	47,711
ORSTED A/S (a)	1,473	148,917
SimCorp A/S	492	45,520
Spar Nord Bank A/S	2,652	18,383

TOTAL DENMARK		430,240

Finland - 0.5%
Kone OYJ (B Shares)	3,300	200,054
Sampo Oyj (A Shares)	4,517	149,727
Tikkurila Oyj	3,673	48,059

TOTAL FINLAND		397,840

France - 6.6%
ALTEN	578	41,614
Atos Origin SA	2,503	178,454
AXA SA	24,113	428,645
BNP Paribas SA	9,200	289,030
Bouygues SA	4,074	125,497
Capgemini SA	1,706	160,293
Edenred SA	4,945	199,256
Elis SA	1,999	24,754
Laurent-Perrier Group SA	200	16,876
Legrand SA	3,373	226,135
LVMH Moet Hennessy Louis Vuitton SE	1,410	545,096
Natixis SA	24,754	58,621
Safran SA	1,944	180,736
Sanofi SA	8,322	813,383
SR Teleperformance SA	1,090	244,270
Total SA	18,351	651,321
Vetoquinol SA	440	27,773
VINCI SA	5,222	427,797
Vivendi SA	9,594	207,357
Worldline SA (a)(b)	1,829	124,227

TOTAL FRANCE		4,971,135

Germany - 6.5%
Bayer AG	6,623	436,485
CompuGroup Medical AG	1,280	97,417
CTS Eventim AG	904	37,585
Deutsche Borse AG	1,885	292,248
Hannover Reuck SE	1,927	307,253
HeidelbergCement AG	3,759	178,218
Infineon Technologies AG	8,614	160,142
Linde PLC	4,934	911,067
MTU Aero Engines Holdings AG	497	67,698
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,083	238,311
Nexus AG	419	16,071
Rheinmetall AG	1,361	92,202
SAP SE	8,935	1,064,224
Siemens AG	5,517	509,126
Vonovia SE	10,573	521,968

TOTAL GERMANY		4,930,015

Hong Kong - 3.3%
AIA Group Ltd.	103,948	954,011
China Resources Beer Holdings Co. Ltd.	122,317	576,090
CNOOC Ltd. sponsored ADR	2,482	278,902
Hong Kong Exchanges and Clearing Ltd.	10,500	336,653
Sun Art Retail Group Ltd.	221,158	368,202

TOTAL HONG KONG		2,513,858

Hungary - 1.0%
Richter Gedeon PLC	33,728	722,450
India - 1.7%
Axis Bank Ltd.	13,363	78,088
Embassy Office Parks (REIT)	5,200	25,528
Housing Development Finance Corp. Ltd.	23,620	597,583
Indian Energy Exchange Ltd. (a)	4,400	8,784
Jyothy Laboratories Ltd.	4,752	7,276
Larsen & Toubro Ltd.	15,460	183,364
Shree Cement Ltd.	725	189,330
Solar Industries India Ltd. (b)	14,121	165,712

TOTAL INDIA		1,255,665

Indonesia - 0.3%
PT Bank Mandiri (Persero) Tbk	627,334	186,482
PT Bank Rakyat Indonesia Tbk	392,744	71,435

TOTAL INDONESIA		257,917

Ireland - 0.9%
CRH PLC	9,432	286,154
CRH PLC sponsored ADR	12,077	363,759
FBD Holdings PLC	500	3,956

TOTAL IRELAND		653,869

Israel - 0.8%
Elbit Systems Ltd. (Israel)	3,392	461,705
Ituran Location & Control Ltd.	2,088	36,958
Strauss Group Ltd.	2,117	60,000
Tel Aviv Stock Exchange Ltd.	4,200	17,494

TOTAL ISRAEL		576,157

Italy - 1.4%
Assicurazioni Generali SpA	11,702	166,900
Enel SpA	78,633	537,099
Interpump Group SpA	7,634	222,361
Mediobanca SpA	19,916	115,782

TOTAL ITALY		1,042,142

Japan - 15.4%
Ai Holdings Corp.	800	9,982
Aoki Super Co. Ltd.	700	16,444
Artnature, Inc.	1,800	11,422
Aucnet, Inc.	1,000	10,157
Azbil Corp.	13,000	344,518
Broadleaf Co. Ltd.	8,700	40,616
Central Automotive Products Ltd.	500	8,526
Century21 Real Estate Japan Ltd.	300	3,248
Curves Holdings Co. Ltd. (b)	5,400	25,864
Daiichikosho Co. Ltd.	1,300	39,491
Daikokutenbussan Co. Ltd.	700	28,831
DENSO Corp.	6,208	218,222
Fanuc Corp.	3,483	568,472
Fujitsu Ltd.	1,888	183,416
Funai Soken Holdings, Inc.	1,200	25,898
GCA Savvian Group Corp.	1,500	9,155
Goldcrest Co. Ltd.	2,500	38,112
Hoya Corp.	8,516	782,918
Ibiden Co. Ltd.	3,710	96,142
Idemitsu Kosan Co. Ltd.	6,403	145,495
Itochu Corp.	16,438	322,269
Iwatsuka Confectionary Co. Ltd.	100	3,019
Kao Corp.	2,913	224,640
Keyence Corp.	2,400	867,055
Kobayashi Pharmaceutical Co. Ltd.	500	46,312
Koshidaka Holdings Co. Ltd.	5,100	22,431
Kusuri No Aoki Holdings Co. Ltd.	600	47,020
Lasertec Corp.	2,800	188,119
Medikit Co. Ltd.	800	25,681
Minebea Mitsumi, Inc.	16,074	261,350
Miroku Jyoho Service Co., Ltd.	800	20,314
Misumi Group, Inc.	16,250	391,581
Mitsubishi Estate Co. Ltd.	8,413	136,107
Mitsubishi UFJ Financial Group, Inc.	73,671	297,631
Mitsuboshi Belting Ltd.	800	11,033
Mitsui Fudosan Co. Ltd.	6,299	115,819
Nabtesco Corp.	4,700	136,206
Nagaileben Co. Ltd.	2,500	61,059
Nihon Parkerizing Co. Ltd.	6,100	62,810
NS Tool Co. Ltd.	1,000	24,722
OBIC Co. Ltd.	2,754	416,250
Oracle Corp. Japan	2,160	223,820
ORIX Corp.	22,950	275,661
OSG Corp.	10,100	132,703
Paramount Bed Holdings Co. Ltd.	1,400	58,184
ProNexus, Inc.	1,687	16,899
Recruit Holdings Co. Ltd.	14,028	409,214
San-Ai Oil Co. Ltd.	3,300	33,856
Shin-Etsu Chemical Co. Ltd.	3,341	368,519
Shinsei Bank Ltd.	15,432	186,155
SHO-BOND Holdings Co. Ltd.	4,520	184,271
Shoei Co. Ltd.	3,100	59,045
SK Kaken Co. Ltd.	140	53,487
SoftBank Group Corp.	4,087	175,180
Software Service, Inc.	400	37,646
Sony Corp.	4,761	306,390
Sony Financial Holdings, Inc.	10,762	204,012
Sumitomo Mitsui Financial Group, Inc.	11,138	292,899
Suzuki Motor Corp.	3,095	98,778
Takeda Pharmaceutical Co. Ltd.	10,849	391,231
The Monogatari Corp.	200	12,077
TKC Corp.	700	34,897
Tocalo Co. Ltd.	2,400	23,952
Tokio Marine Holdings, Inc.	7,233	339,342
Tokyo Electron Ltd.	707	150,578
Toyota Motor Corp.	14,329	885,917
USS Co. Ltd.	17,500	278,852
Welcia Holdings Co. Ltd.	500	36,155
Workman Co. Ltd.	300	19,205
Yamada Consulting Group Co. Ltd.	1,000	10,502
Yamato Kogyo Co. Ltd.	600	11,998

TOTAL JAPAN		11,599,782

Kenya - 0.2%
Safaricom Ltd.	546,547	145,236
Korea (South) - 2.9%
BGF Retail Co. Ltd.	687	89,350
Leeno Industrial, Inc.	339	24,919
Samsung Electronics Co. Ltd.	39,653	1,632,026
Shinhan Financial Group Co. Ltd.	18,482	469,958

TOTAL KOREA (SOUTH)		2,216,253

Luxembourg - 0.3%
Globant SA (b)	1,845	213,411
Mexico - 1.5%
CEMEX S.A.B. de CV sponsored ADR	106,987	226,812
Consorcio ARA S.A.B. de CV	30,414	3,723
Grupo Financiero Banorte S.A.B. de CV Series O	115,775	316,615
Wal-Mart de Mexico SA de CV Series V	248,537	597,805

TOTAL MEXICO		1,144,955

Netherlands - 1.9%
Aalberts Industries NV	2,842	80,040
AerCap Holdings NV (b)	2,960	83,235
ASML Holding NV (Netherlands)	3,585	1,047,127
Koninklijke Philips Electronics NV	5,146	224,327
Takeaway.com Holding BV (a)(b)	298	30,377

TOTAL NETHERLANDS		1,465,106

New Zealand - 0.1%
Auckland International Airport Ltd.	18,395	67,929
Norway - 0.3%
Adevinta ASA Class B	10,325	85,411
Kongsberg Gruppen ASA	3,015	38,787
Schibsted ASA (B Shares)	4,813	93,535
Skandiabanken ASA (a)	2,478	13,230

TOTAL NORWAY		230,963

Philippines - 0.0%
Jollibee Food Corp.	5,900	16,649
Portugal - 0.2%
Galp Energia SGPS SA Class B	10,404	120,074
Russia - 1.3%
Lukoil PJSC sponsored ADR	3,887	254,599
MMC Norilsk Nickel PJSC sponsored ADR	17,212	478,149
Sberbank of Russia sponsored ADR	25,319	269,774

TOTAL RUSSIA		1,002,522

Singapore - 0.3%
United Overseas Bank Ltd.	15,273	218,238
South Africa - 1.2%
AngloGold Ashanti Ltd.	17,065	416,559
Clicks Group Ltd.	14,353	178,785
Impala Platinum Holdings Ltd.	51,788	308,877

TOTAL SOUTH AFRICA		904,221

Spain - 1.2%
Amadeus IT Holding SA Class A	5,418	260,767
Banco Santander SA (Spain)	162,723	363,327
Cellnex Telecom SA (a)	3,503	183,493
Fluidra SA (b)	1,604	17,929
Prosegur Compania de Seguridad SA (Reg.)	22,406	49,304
Unicaja Banco SA (a)	67,147	36,350

TOTAL SPAIN		911,170

Sweden - 2.7%
Addlife AB	1,552	49,150
AddTech AB (B Shares)	2,423	65,689
ASSA ABLOY AB (B Shares)	27,070	484,606
Atlas Copco AB (A Shares)	11,951	411,885
Epiroc AB Class A	17,012	170,250
Ericsson (B Shares)	36,696	313,500
Fagerhult AB	2,775	10,727
Investor AB (B Shares)	8,203	407,674
John Mattson Fastighetsforetag (b)	1,000	14,238
Lagercrantz Group AB (B Shares)	4,396	60,829
Loomis AB (B Shares)	979	23,874

TOTAL SWEDEN		2,012,422

Switzerland - 6.5%
Nestle SA (Reg. S)	14,109	1,494,285
Novartis AG	7,634	651,474
Roche Holding AG (participation certificate)	3,818	1,322,163
Schindler Holding AG:
(participation certificate)	1,413	314,000
(Reg.)	139	29,809
Swiss Life Holding AG	378	133,891
Tecan Group AG	228	73,555
Temenos Group AG	1,000	130,122
UBS Group AG	27,081	291,392
Zurich Insurance Group Ltd.	1,568	497,141

TOTAL SWITZERLAND		4,937,832

Taiwan - 3.9%
Addcn Technology Co. Ltd.	3,000	21,775
MediaTek, Inc.	41,804	576,211
Sporton International, Inc.	36,246	238,740
Taiwan Semiconductor Manufacturing Co. Ltd.	147,170	1,481,955
Unified-President Enterprises Corp.	100,066	232,574
Yageo Corp.	27,710	357,878

TOTAL TAIWAN		2,909,133

United Kingdom - 6.5%
Alliance Pharma PLC	30,298	28,811
Anglo American PLC (United Kingdom)	14,246	253,927
Ascential PLC (a)	4,063	12,947
AstraZeneca PLC (United Kingdom)	2,523	263,886
Avon Rubber PLC	2,205	73,596
BAE Systems PLC	13,846	88,316
Beazley PLC	15,310	76,360
BHP Billiton PLC	41,165	690,954
Bodycote PLC	2,169	15,940
BP PLC	162,598	640,704
Dechra Pharmaceuticals PLC	2,402	83,801
DP Poland PLC (b)	36,259	3,882
Great Portland Estates PLC	2,400	20,458
Hilton Food Group PLC	368	5,191
Howden Joinery Group PLC	3,998	26,446
Imperial Brands PLC	8,488	179,496
InterContinental Hotel Group PLC ADR	3,317	151,123
ITE Group PLC	31,515	9,070
Lloyds Banking Group PLC	573,908	232,208
London Stock Exchange Group PLC	2,421	227,352
Network International Holdings PLC (a)	24,352	127,286
Prudential PLC	14,209	200,452
RELX PLC (London Stock Exchange)	5,884	133,137
Rightmove PLC	24,412	152,997
Royal Dutch Shell PLC Class B sponsored ADR	8,050	257,359
RSA Insurance Group PLC	30,651	139,441
Spectris PLC	8,761	294,290
Spirax-Sarco Engineering PLC	1,165	128,067
Standard Chartered PLC (United Kingdom)	40,757	209,184
Standard Life PLC	43,987	122,493
Ultra Electronics Holdings PLC	1,253	31,105

TOTAL UNITED KINGDOM		4,880,279

United States of America - 6.8%
Alphabet, Inc. Class A (b)	159	214,125
Aspen Technology, Inc. (b)	1,028	105,113
Autoliv, Inc.	2,256	135,405
Berkshire Hathaway, Inc. Class B (b)	1,395	261,367
Black Knight, Inc. (b)	3,056	215,662
CME Group, Inc.	600	106,926
ConocoPhillips Co.	2,309	97,209
Lam Research Corp.	630	160,826
Marsh & McLennan Companies, Inc.	3,939	383,383
Martin Marietta Materials, Inc.	992	188,708
MasterCard, Inc. Class A	2,425	666,802
Moody's Corp.	1,495	364,631
Morningstar, Inc.	98	15,284
MSCI, Inc.	1,012	330,924
PriceSmart, Inc.	1,266	80,442
ResMed, Inc.	2,638	409,734
S&P Global, Inc.	1,260	369,029
Sherwin-Williams Co.	744	399,059
Visa, Inc. Class A	3,719	664,660

TOTAL UNITED STATES OF AMERICA		5,169,289

TOTAL COMMON STOCKS
(Cost $75,611,223)		73,515,541

Nonconvertible Preferred Stocks - 1.3%
Brazil - 0.7%
Itau Unibanco Holding SA	76,373	319,795
Petroleo Brasileiro SA - Petrobras sponsored ADR	32,517	224,692

TOTAL BRAZIL		544,487

Germany - 0.6%
Porsche Automobil Holding SE (Germany)	6,844	345,579
Sartorius AG (non-vtg.)	234	65,851

TOTAL GERMANY		411,430

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,342,446)		955,917

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.16% (c)
(Cost $1,145,251)	1,145,017	1,145,361
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $78,098,920)		75,616,819
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(52,688)
NET ASSETS - 100%		$75,564,131

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $753,080 or 1.0% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,297
Total	$10,297

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,647,783	$1,158,937	$2,488,846	$--
Consumer Discretionary	5,829,809	2,064,545	3,765,264	--
Consumer Staples	5,059,197	1,743,950	3,315,247	--
Energy	3,029,409	1,471,815	1,557,594	--
Financials	15,756,537	6,321,935	9,434,602	--
Health Care	7,831,549	3,791,946	4,039,603	--
Industrials	10,777,288	5,013,642	5,763,646	--
Information Technology	13,836,636	8,178,486	5,658,150	--
Materials	7,141,756	4,292,864	2,848,892	--
Real Estate	875,478	583,786	291,692	--
Utilities	686,016	148,917	537,099	--
Money Market Funds	1,145,361	1,145,361	--	--
Total Investments in Securities:	$75,616,819	$35,916,184	$39,700,635	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $76,953,669)	$74,471,458
Fidelity Central Funds (cost $1,145,251)	1,145,361
Total Investment in Securities (cost $78,098,920)		$75,616,819
Foreign currency held at value (cost $15,224)		15,178
Receivable for investments sold		251,336
Receivable for fund shares sold		39,202
Dividends receivable		264,315
Distributions receivable from Fidelity Central Funds		305
Other receivables		1,281
Total assets		76,188,436
Liabilities
Payable to custodian bank	$534,665
Payable for investments purchased	86,834
Payable for fund shares redeemed	1,964
Other payables and accrued expenses	842
Total liabilities		624,305
Net Assets		$75,564,131
Net Assets consist of:
Paid in capital		$84,788,764
Total accumulated earnings (loss)		(9,224,633)
Net Assets		$75,564,131
Net Asset Value, offering price and redemption price per share ($75,564,131 ÷ 6,941,884 shares)		$10.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$791,972
Income from Fidelity Central Funds		10,297
Income before foreign taxes withheld		802,269
Less foreign taxes withheld		(86,434)
Total income		715,835
Expenses
Independent trustees' fees and expenses	$226
Proxy	1,114
Commitment fees	97
Total expenses before reductions	1,437
Expense reductions	(245)
Total expenses after reductions		1,192
Net investment income (loss)		714,643
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,394,646)
Fidelity Central Funds	(77)
Foreign currency transactions	(16,941)
Total net realized gain (loss)		(2,411,664)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,349)	(7,321,126)
Fidelity Central Funds	103
Assets and liabilities in foreign currencies	477
Total change in net unrealized appreciation (depreciation)		(7,320,546)
Net gain (loss)		(9,732,210)
Net increase (decrease) in net assets resulting from operations		$(9,017,567)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$714,643	$1,336,189
Net realized gain (loss)	(2,411,664)	(2,451,508)
Change in net unrealized appreciation (depreciation)	(7,320,546)	7,857,984
Net increase (decrease) in net assets resulting from operations	(9,017,567)	6,742,665
Distributions to shareholders	(1,400,835)	(958,596)
Share transactions
Proceeds from sales of shares	29,562,200	42,380,730
Reinvestment of distributions	1,400,835	958,596
Cost of shares redeemed	(15,477,854)	(25,018,062)
Net increase (decrease) in net assets resulting from share transactions	15,485,181	18,321,264
Total increase (decrease) in net assets	5,066,779	24,105,333
Net Assets
Beginning of period	70,497,352	46,392,019
End of period	$75,564,131	$70,497,352
Other Information
Shares
Sold	2,437,103	3,597,071
Issued in reinvestment of distributions	112,246	92,439
Redeemed	(1,312,673)	(2,240,142)
Net increase (decrease)	1,236,676	1,449,368

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$12.36	$10.90	$11.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.11	.35C	.30	.16
Net realized and unrealized gain (loss)	(1.36)	1.39	(1.24)	1.79
Total from investment operations	(1.25)	1.74	(.94)	1.95
Distributions from net investment income	(.22)	(.28)	(.07)	–
Distributions from net realized gain	–	–	(.03)	–
Total distributions	(.22)	(.28)	(.11)D	–
Net asset value, end of period	$10.89	$12.36	$10.90	$11.95
Total ReturnE,F	(10.35)%	16.45%	(7.98)%	19.50%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	- %J	-%	-%	- %J
Expenses net of fee waivers, if anyI	- %J	-%	-%	- %J
Expenses net of all reductionsI	- %J	-%	-%	- %J
Net investment income (loss)	1.81%J	3.01%C	2.53%	2.24%J
Supplemental Data
Net assets, end of period (000 omitted)	$75,564	$70,497	$46,392	$14,611
Portfolio turnover rateK	41%J	89%	69%	35%J

 A For the period March 7, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.65%.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.032 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Flex International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), certain deemed distributions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,085,807
Gross unrealized depreciation	(10,240,428)
Net unrealized appreciation (depreciation)	$(3,154,621)
Tax cost	$78,771,440

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,114,215)
Long-term	(115,066)
Total capital loss carryforward	$(4,229,281)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex International Fund	30,463,812	15,734,891

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex International Fund	$91

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex International Fund	$97

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $245.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	- %-C	$1,000.00	$896.50	$--D
Hypothetical-E		$1,000.00	$1,024.86	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that there were portfolio management changes for the fund in April 2019 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ZNL-SANN-0620
1.9881586.103

Fidelity® Diversified International K6 Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	17.7%
Germany	10.4%
United States of America*	9.5%
United Kingdom	8.5%
France	8.3%
Switzerland	7.0%
Netherlands	7.0%
India	3.7%
Cayman Islands	3.2%
Other	24.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	95.3
Short-Term Investments and Net Other Assets (Liabilities)	4.7

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0
SAP SE (Germany, Software)	2.4
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.8
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6
Sanofi SA (France, Pharmaceuticals)	1.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.4
London Stock Exchange Group PLC (United Kingdom, Capital Markets)	1.4
19.2

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	17.5
Financials	15.8
Health Care	15.5
Industrials	15.3
Consumer Discretionary	8.9
Consumer Staples	7.8
Materials	5.9
Communication Services	4.1
Utilities	1.8
Energy	1.8

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Australia - 1.6%
Aristocrat Leisure Ltd.	427,919	$7,017,782
CSL Ltd.	132,264	26,363,836
Magellan Financial Group Ltd.	342,467	11,218,069

TOTAL AUSTRALIA		44,599,687

Bailiwick of Jersey - 0.9%
Clarivate Analytics PLC (a)	38,800	891,624
Experian PLC	602,193	18,084,079
Ferguson PLC	87,519	6,310,319

TOTAL BAILIWICK OF JERSEY		25,286,022

Belgium - 1.2%
Galapagos Genomics NV (a)	32,707	7,225,870
KBC Groep NV	390,812	21,198,023
UCB SA	73,521	6,730,650

TOTAL BELGIUM		35,154,543

Bermuda - 1.7%
China Gas Holdings Ltd.	2,159,205	7,856,783
Credicorp Ltd. (United States)	53,993	8,046,037
Hiscox Ltd.	432,994	3,831,671
IHS Markit Ltd.	245,891	16,548,464
Marvell Technology Group Ltd.	431,577	11,540,369

TOTAL BERMUDA		47,823,324

Canada - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	811,412	22,641,073
Brookfield Asset Management, Inc. (Canada) Class A	15,400	520,432
Constellation Software, Inc.	14,419	13,865,630
Fairfax India Holdings Corp. (a)(b)	583,019	4,518,397
Franco-Nevada Corp.	93,556	12,377,796
Waste Connection, Inc. (Canada)	48,519	4,174,457
Wheaton Precious Metals Corp.	352,137	13,380,169

TOTAL CANADA		71,477,954

Cayman Islands - 3.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	137,723	27,912,320
Anta Sports Products Ltd.	1,024,458	8,724,324
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,418,000	5,475,289
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	61,713	7,878,282
Tencent Holdings Ltd.	643,759	33,842,049
Zai Lab Ltd. ADR (a)	91,628	5,746,908

TOTAL CAYMAN ISLANDS		89,579,172

China - 1.0%
Kweichow Moutai Co. Ltd. (A Shares)	85,895	15,279,789
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,177,448	11,982,019

TOTAL CHINA		27,261,808

Denmark - 1.7%
DSV A/S	237,745	24,531,283
GN Store Nord A/S	62,792	2,870,676
ORSTED A/S (b)	205,296	20,754,968

TOTAL DENMARK		48,156,927

France - 8.3%
Amundi SA (b)	226,278	15,026,785
Capgemini SA	268,962	25,271,180
Danone SA	61,064	4,255,983
Dassault Systemes SA	62,371	9,128,044
Edenred SA	227,615	9,171,611
Kering SA	23,531	11,970,332
Legrand SA	173,780	11,650,673
LVMH Moet Hennessy Louis Vuitton SE	100,171	38,725,403
Pernod Ricard SA	74,024	11,283,681
Sanofi SA (c)	466,563	45,601,336
SR Teleperformance SA	128,096	28,706,483
VINCI SA	279,478	22,895,402
Worldline SA (a)(b)	36,600	2,485,901

TOTAL FRANCE		236,172,814

Germany - 10.4%
adidas AG	121,661	27,852,165
Allianz SE	142,078	26,293,970
Bayer AG	318,350	20,980,672
Deutsche Borse AG	159,036	24,656,701
Deutsche Post AG	569,702	16,924,249
Hannover Reuck SE	115,559	18,425,441
Linde PLC	168,316	31,079,671
RWE AG	321,528	9,245,571
SAP SE	575,739	68,574,716
Scout24 AG (b)	205,716	13,458,403
Symrise AG	194,773	19,732,386
Vonovia SE	367,131	18,124,539

TOTAL GERMANY		295,348,484

Hong Kong - 2.0%
AIA Group Ltd.	5,520,813	50,668,748
Techtronic Industries Co. Ltd.	874,705	6,632,460

TOTAL HONG KONG		57,301,208

India - 3.7%
Axis Bank Ltd.	971,543	5,677,330
HDFC Bank Ltd.	1,900,304	24,959,302
Housing Development Finance Corp. Ltd.	923,922	23,375,094
Kotak Mahindra Bank Ltd.	835,858	15,013,887
Reliance Industries Ltd.	1,811,596	35,229,926

TOTAL INDIA		104,255,539

Indonesia - 0.8%
PT Bank Central Asia Tbk	7,635,281	13,225,759
PT Bank Rakyat Indonesia Tbk	55,851,863	10,158,756

TOTAL INDONESIA		23,384,515

Ireland - 2.8%
Aon PLC	78,637	13,578,251
CRH PLC	445,667	13,437,082
DCC PLC (United Kingdom)	50,326	3,586,357
Kerry Group PLC Class A	165,075	18,939,962
Kingspan Group PLC (Ireland)	284,337	14,488,968
Ryanair Holdings PLC sponsored ADR (a)	232,468	14,754,744

TOTAL IRELAND		78,785,364

Italy - 1.2%
Enel SpA	2,090,486	14,278,963
FinecoBank SpA	740,039	8,223,253
Recordati SpA	292,743	12,726,232

TOTAL ITALY		35,228,448

Japan - 17.7%
Astellas Pharma, Inc.	367,757	6,082,389
Bandai Namco Holdings, Inc.	140,226	7,006,594
Daikin Industries Ltd.	157,865	20,258,970
Fast Retailing Co. Ltd.	3,000	1,422,741
Hoya Corp.	504,566	46,387,254
Iriso Electronics Co. Ltd.	47,526	1,344,094
Itochu Corp.	1,041,526	20,419,238
Kao Corp.	279,344	21,541,988
Keyence Corp.	141,163	50,998,365
KH Neochem Co. Ltd.	156,196	2,752,333
Minebea Mitsumi, Inc.	1,773,427	28,834,486
Misumi Group, Inc.	371,334	8,948,141
Nabtesco Corp.	136,655	3,960,276
Nitori Holdings Co. Ltd.	148,471	22,855,527
Oracle Corp. Japan	56,409	5,845,111
ORIX Corp.	1,152,758	13,846,201
PALTAC Corp.	73,270	3,850,746
Park24 Co. Ltd.	94,519	1,521,957
Persol Holdings Co., Ltd.	654,344	7,688,839
Recruit Holdings Co. Ltd.	802,399	23,406,939
Relo Group, Inc.	131,500	2,883,283
Renesas Electronics Corp. (a)	1,627,247	8,794,700
ROHM Co. Ltd.	73,280	4,684,348
Shin-Etsu Chemical Co. Ltd.	249,161	27,482,976
Shiseido Co. Ltd.	203,800	11,982,063
SMC Corp.	61,072	27,885,459
Sony Corp.	577,065	37,136,506
Suzuki Motor Corp.	212,466	6,780,909
Tokyo Electron Ltd.	90,054	19,179,793
Tsuruha Holdings, Inc.	204,075	27,345,651
Welcia Holdings Co. Ltd.	247,191	17,874,502
Yahoo! Japan Corp.	2,431,378	9,383,482

TOTAL JAPAN		500,385,861

Korea (South) - 1.7%
LG Chemical Ltd.	21,612	6,697,934
Samsung Electronics Co. Ltd.	542,978	22,347,717
SK Hynix, Inc.	260,795	17,968,244

TOTAL KOREA (SOUTH)		47,013,895

Luxembourg - 0.8%
B&M European Value Retail SA	4,444,370	18,629,092
Globant SA (a)	44,826	5,185,023

TOTAL LUXEMBOURG		23,814,115

Netherlands - 7.0%
Adyen BV (a)(b)	4,761	4,701,868
ASML Holding NV	223,394	64,433,531
Heineken NV (Bearer)	149,116	12,683,789
Koninklijke Philips Electronics NV	641,822	27,978,629
NXP Semiconductors NV	217,099	21,616,547
Unilever NV	722,484	35,979,209
Wolters Kluwer NV	348,268	25,616,314
Yandex NV Series A (a)	112,762	4,260,148

TOTAL NETHERLANDS		197,270,035

New Zealand - 0.3%
Ryman Healthcare Group Ltd.	1,280,363	9,340,070
Norway - 0.8%
Adevinta ASA Class B	1,047,061	8,661,590
NEL ASA (a)	2,432,289	2,997,316
Schibsted ASA (A Shares)	561,762	11,920,592

TOTAL NORWAY		23,579,498

Russia - 0.2%
MMC Norilsk Nickel PJSC sponsored ADR	188,932	5,248,531
Spain - 0.7%
Cellnex Telecom SA (b)	372,748	19,525,148
Sweden - 1.8%
ASSA ABLOY AB (B Shares)	925,310	16,564,845
EQT AB	423,606	5,853,518
Hexagon AB (B Shares)	248,904	12,214,202
Indutrade AB	298,003	9,580,491
Svenska Handelsbanken AB (A Shares)	701,213	6,400,212

TOTAL SWEDEN		50,613,268

Switzerland - 7.0%
Alcon, Inc. (Switzerland) (a)	78,078	4,120,480
Julius Baer Group Ltd.	213,099	8,369,498
Lonza Group AG	49,623	21,663,955
Nestle SA (Reg. S)	164,356	17,406,949
Roche Holding AG (participation certificate)	248,631	86,100,262
Sika AG	193,621	32,034,472
Sonova Holding AG Class B	46,420	8,382,291
Swiss Re Ltd.	173,500	12,607,611
Temenos Group AG	51,293	6,674,334

TOTAL SWITZERLAND		197,359,852

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	519,406	27,596,041
United Kingdom - 8.5%
AstraZeneca PLC (United Kingdom)	509,240	53,262,482
Beazley PLC	957,931	4,777,796
Big Yellow Group PLC	509,904	6,884,642
BP PLC sponsored ADR	643,201	15,308,184
Compass Group PLC	683,850	11,507,424
John David Group PLC	445,538	2,970,755
Lloyds Banking Group PLC	17,518,028	7,087,946
London Stock Exchange Group PLC	410,386	38,538,660
M&G PLC	2,046,998	3,409,662
Network International Holdings PLC (b)	639,907	3,344,746
Ocado Group PLC (a)	471,845	9,535,363
Prudential PLC	1,322,583	18,658,231
RELX PLC (Euronext N.V.)	1,397,535	31,686,502
Rentokil Initial PLC	2,805,983	16,694,517
Smith & Nephew PLC	846,503	16,565,303

TOTAL UNITED KINGDOM		240,232,213

United States of America - 4.8%
10X Genomics, Inc. (a)	4,600	367,402
Alphabet, Inc. Class C (a)	13,230	17,842,772
Becton, Dickinson & Co.	31,014	7,831,965
Immunomedics, Inc. (a)	100,900	3,065,342
IQVIA Holdings, Inc. (a)	111,766	15,936,714
Marsh & McLennan Companies, Inc.	151,055	14,702,183
MasterCard, Inc. Class A	107,236	29,486,683
Microsoft Corp.	98,878	17,719,926
Visa, Inc. Class A	164,850	29,461,992

TOTAL UNITED STATES OF AMERICA		136,414,979

TOTAL COMMON STOCKS
(Cost $2,520,043,586)		2,698,209,315

Money Market Funds - 5.5%
Fidelity Cash Central Fund 0.16% (d)	123,928,590	123,965,768
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	32,558,760	32,562,016
TOTAL MONEY MARKET FUNDS
(Cost $156,518,649)		156,527,784
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $2,676,562,235)		2,854,737,099
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(23,170,898)
NET ASSETS - 100%		$2,831,566,201

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $89,291,505 or 3.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$595,460
Fidelity Securities Lending Cash Central Fund	28,587
Total	$624,047

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$118,894,184	$75,668,653	$43,225,531	$--
Consumer Discretionary	251,776,265	93,632,085	158,144,180	--
Consumer Staples	217,214,639	110,768,658	106,445,981	--
Energy	50,538,110	15,308,184	35,229,926	--
Financials	444,849,443	173,738,739	271,110,704	--
Health Care	440,806,007	202,411,877	238,394,130	--
Industrials	436,243,852	217,987,184	218,256,668	--
Information Technology	493,634,716	393,666,005	99,968,711	--
Materials	164,223,350	103,570,906	60,652,444	--
Real Estate	27,892,464	27,892,464	--	--
Utilities	52,136,285	30,000,539	22,135,746	--
Money Market Funds	156,527,784	156,527,784	--	--
Total Investments in Securities:	$2,854,737,099	$1,601,173,078	$1,253,564,021	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $30,772,285) — See accompanying schedule: Unaffiliated issuers (cost $2,520,043,586)	$2,698,209,315
Fidelity Central Funds (cost $156,518,649)	156,527,784
Total Investment in Securities (cost $2,676,562,235)		$2,854,737,099
Foreign currency held at value (cost $136)		142
Receivable for investments sold
Regular delivery		4,442,342
Delayed delivery		563,844
Receivable for fund shares sold		2,236,101
Dividends receivable		10,558,860
Distributions receivable from Fidelity Central Funds		24,311
Other receivables		60,964
Total assets		2,872,623,663
Liabilities
Payable for investments purchased
Regular delivery	$4,507,861
Delayed delivery	563,844
Payable for fund shares redeemed	1,962,601
Accrued management fee	1,355,417
Other payables and accrued expenses	106,189
Collateral on securities loaned	32,561,550
Total liabilities		41,057,462
Net Assets		$2,831,566,201
Net Assets consist of:
Paid in capital		$2,960,712,378
Total accumulated earnings (loss)		(129,146,177)
Net Assets		$2,831,566,201
Net Asset Value, offering price and redemption price per share ($2,831,566,201 ÷ 277,986,917 shares)		$10.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$20,572,087
Income from Fidelity Central Funds (including $28,587 from security lending)		624,047
Total income		21,196,134
Expenses
Management fee	$8,947,982
Independent trustees' fees and expenses	8,927
Miscellaneous	37,554
Total expenses before reductions	8,994,463
Expense reductions	(82,474)
Total expenses after reductions		8,911,989
Net investment income (loss)		12,284,145
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,205,032)
Fidelity Central Funds	156
Foreign currency transactions	(134,263)
Total net realized gain (loss)		(41,339,139)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,237,727)	(176,555,458)
Fidelity Central Funds	8,513
Assets and liabilities in foreign currencies	55,760
Total change in net unrealized appreciation (depreciation)		(176,491,185)
Net gain (loss)		(217,830,324)
Net increase (decrease) in net assets resulting from operations		$(205,546,179)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,284,145	$41,701,884
Net realized gain (loss)	(41,339,139)	(181,577,336)
Change in net unrealized appreciation (depreciation)	(176,491,185)	544,458,131
Net increase (decrease) in net assets resulting from operations	(205,546,179)	404,582,679
Distributions to shareholders	(49,306,224)	(29,912,287)
Share transactions
Proceeds from sales of shares	530,246,077	1,058,110,530
Reinvestment of distributions	49,306,223	29,912,287
Cost of shares redeemed	(470,521,850)	(692,659,826)
Net increase (decrease) in net assets resulting from share transactions	109,030,450	395,362,991
Total increase (decrease) in net assets	(145,821,953)	770,033,383
Net Assets
Beginning of period	2,977,388,154	2,207,354,771
End of period	$2,831,566,201	$2,977,388,154
Other Information
Shares
Sold	48,493,715	106,470,262
Issued in reinvestment of distributions	4,402,341	3,226,784
Redeemed	(43,531,705)	(68,929,558)
Net increase (decrease)	9,364,351	40,767,488

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International K6 Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.08	$9.69	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.04	.16	.18	.03C
Net realized and unrealized gain (loss)	(.75)	1.36	(1.12)	.62
Total from investment operations	(.71)	1.52	(.94)	.65
Distributions from net investment income	(.15)	(.13)	(.02)	–
Distributions from net realized gain	(.03)	–	(.01)	–
Total distributions	(.18)	(.13)	(.02)D	–
Net asset value, end of period	$10.19	$11.08	$9.69	$10.65
Total ReturnE,F	(6.54)%	15.89%	(8.83)%	6.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%I	.60%	.60%	.60%I
Expenses net of fee waivers, if any	.60%I	.60%	.60%	.60%I
Expenses net of all reductions	.60%I	.59%	.58%	.60%I
Net investment income (loss)	.83%I	1.59%	1.67%	.64%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$2,831,566	$2,977,388	$2,207,355	$296,146
Portfolio turnover rateJ	33%I	48%K	48%K	27%K,L

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .58%.

 D Total distributions of $.02 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards, certain deemed distributions, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$368,586,937
Gross unrealized depreciation	(195,963,771)
Net unrealized appreciation (depreciation)	$172,623,166
Tax cost	$2,682,113,933

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(198,784,082)
Long-term	(72,547,140)
Total capital loss carryforward	$(271,331,222)

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International K6 Fund	531,815,483	476,909,887

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 4,284,142 shares of the Fund were redeemed in-kind for investments and cash with a value of $45,883,165. The Fund had a net realized gain of $10,175,810 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $399,785,189 in exchange for 41,129,995 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International K6 Fund	$1,920

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Diversified International K6 Fund	$3,714

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $329. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81,600 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $874.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	.60%	$1,000.00	$934.60	$2.89
Hypothetical-C		$1,000.00	$1,021.88	$3.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Diversified International K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

DIFK6-SANN-0620
1.9883986.102

Fidelity® International Capital Appreciation K6 Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
France	10.9%
Switzerland	10.1%
United States of America*	9.4%
Germany	8.9%
Canada	8.7%
Cayman Islands	8.4%
United Kingdom	6.2%
Netherlands	5.7%
India	4.7%
Other	27.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	99.1
Short-Term Investments and Net Other Assets (Liabilities)	0.9

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.8
Nestle SA (Reg. S) (Switzerland, Food Products)	2.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.6
SAP SE (Germany, Software)	1.6
Sanofi SA (France, Pharmaceuticals)	1.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.5
20.4

Top Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	17.8
Financials	16.4
Consumer Discretionary	13.5
Industrials	12.8
Health Care	9.5
Consumer Staples	8.5
Materials	7.5
Communication Services	5.4
Utilities	4.2
Real Estate	2.0

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Australia - 1.4%
CSL Ltd.	40,869	$8,146,311
Bailiwick of Jersey - 1.1%
Experian PLC	208,120	6,249,921
Bermuda - 1.0%
IHS Markit Ltd.	82,700	5,565,710
Brazil - 1.0%
BM&F BOVESPA SA	818,900	5,785,715
Canada - 8.7%
Barrick Gold Corp.	262,900	6,761,788
Brookfield Asset Management, Inc. Class A	202,582	6,851,323
Canadian National Railway Co.	88,639	7,330,174
Canadian Pacific Railway Ltd.	27,276	6,199,242
Constellation Software, Inc.	6,369	6,124,572
Thomson Reuters Corp.	84,400	5,946,412
Waste Connection, Inc. (Canada)	63,200	5,437,575
Wheaton Precious Metals Corp.	151,738	5,765,597

TOTAL CANADA		50,416,683

Cayman Islands - 8.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	80,367	16,287,976
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	49,824	6,360,532
Shenzhou International Group Holdings Ltd.	470,600	5,431,494
TAL Education Group ADR (a)	115,200	6,242,688
Tencent Holdings Ltd.	281,800	14,814,068

TOTAL CAYMAN ISLANDS		49,136,758

China - 3.2%
Kweichow Moutai Co. Ltd. (A Shares)	32,100	5,710,242
Ping An Insurance Group Co. of China Ltd. (H Shares)	712,000	7,245,498
Wuliangye Yibin Co. Ltd. (A Shares)	294,000	5,585,386

TOTAL CHINA		18,541,126

Denmark - 3.6%
DSV A/S	61,700	6,366,402
Novo Nordisk A/S Series B	138,200	8,815,782
ORSTED A/S (b)	58,500	5,914,220

TOTAL DENMARK		21,096,404

Finland - 1.0%
Kone OYJ (B Shares)	99,800	6,050,118
France - 10.9%
Air Liquide SA	55,670	7,073,116
Dassault Systemes SA	40,426	5,916,376
Hermes International SCA	8,164	5,974,486
Kering SA	12,828	6,525,665
L'Oreal SA	27,929	8,120,111
LVMH Moet Hennessy Louis Vuitton SE	22,863	8,838,675
Pernod Ricard SA	40,978	6,246,389
Sanofi SA	92,000	8,991,975
SR Teleperformance SA	26,641	5,970,283

TOTAL FRANCE		63,657,076

Germany - 8.9%
adidas AG	28,662	6,561,665
Allianz SE	39,200	7,254,632
Deutsche Borse AG	43,000	6,666,655
Hannover Reuck SE	28,490	4,542,622
Nemetschek Se	87,802	5,532,525
SAP SE	76,100	9,064,065
Symrise AG	55,508	5,623,497
Vonovia SE	126,700	6,254,931

TOTAL GERMANY		51,500,592

Hong Kong - 1.5%
AIA Group Ltd.	949,400	8,713,374
India - 4.7%
HDFC Bank Ltd.	440,314	5,783,248
Housing Development Finance Corp. Ltd.	289,473	7,323,625
Kotak Mahindra Bank Ltd.	307,845	5,529,587
Reliance Industries Ltd.	439,900	8,554,691

TOTAL INDIA		27,191,151

Indonesia - 1.0%
PT Bank Central Asia Tbk	3,497,400	6,058,162
Ireland - 2.0%
Aon PLC	30,400	5,249,168
Kingspan Group PLC (Ireland)	13,410	683,334
Linde PLC	29,400	5,409,306

TOTAL IRELAND		11,341,808

Italy - 1.2%
Enel SpA	1,058,300	7,228,667
Japan - 2.4%
Hoya Corp.	69,200	6,361,899
Keyence Corp.	20,764	7,501,470

TOTAL JAPAN		13,863,369

Netherlands - 5.7%
Adyen BV (a)(b)	6,224	6,146,698
ASML Holding NV (Netherlands)	32,220	9,410,995
Ferrari NV	37,600	5,908,648
Wolters Kluwer NV	79,500	5,847,499
Yandex NV Series A (a)	147,600	5,576,328

TOTAL NETHERLANDS		32,890,168

Spain - 2.2%
Cellnex Telecom SA (b)	106,766	5,592,577
Iberdrola SA	736,913	7,330,654

TOTAL SPAIN		12,923,231

Sweden - 2.1%
Atlas Copco AB (A Shares)	185,700	6,400,053
Hexagon AB (B Shares)	120,659	5,920,971

TOTAL SWEDEN		12,321,024

Switzerland - 10.1%
Givaudan SA	1,850	6,196,374
Nestle SA (Reg. S)	141,980	15,037,106
Partners Group Holding AG	7,862	6,188,602
Roche Holding AG (participation certificate)	37,400	12,951,522
Sika AG	35,618	5,892,976
Temenos Group AG	45,983	5,983,388
Zurich Insurance Group Ltd.	20,100	6,372,793

TOTAL SWITZERLAND		58,622,761

Taiwan - 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,314,000	13,231,564
United Kingdom - 6.2%
AstraZeneca PLC (United Kingdom)	94,000	9,831,658
Atlassian Corp. PLC (a)	33,400	5,193,366
Diageo PLC	237,372	8,172,683
London Stock Exchange Group PLC	68,047	6,390,179
RELX PLC (London Stock Exchange)	297,892	6,740,378

TOTAL UNITED KINGDOM		36,328,264

United States of America - 8.5%
Amazon.com, Inc. (a)	2,300	5,690,200
American Tower Corp.	21,700	5,164,600
MasterCard, Inc. Class A	20,609	5,666,857
MercadoLibre, Inc. (a)	9,200	5,368,292
Microsoft Corp.	31,500	5,645,115
Netflix, Inc. (a)	13,100	5,500,035
NextEra Energy, Inc.	21,730	5,022,238
NICE Systems Ltd. sponsored ADR (a)	34,955	5,743,107
Visa, Inc. Class A	31,481	5,626,284

TOTAL UNITED STATES OF AMERICA		49,426,728

TOTAL COMMON STOCKS
(Cost $516,832,178)		576,286,685

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.16% (c)	3,345,741	3,346,744
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	3,118,618	3,118,930
TOTAL MONEY MARKET FUNDS
(Cost $6,465,674)		6,465,674
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $523,297,852)		582,752,359
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,130,838)
NET ASSETS - 100%		$581,621,521

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,653,495 or 3.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$49,529
Fidelity Securities Lending Cash Central Fund	12,492
Total	$62,021

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$31,483,008	$16,668,940	$14,814,068	$--
Consumer Discretionary	79,190,321	51,832,822	27,357,499	--
Consumer Staples	48,871,917	6,246,389	42,625,528	--
Energy	8,554,691	--	8,554,691	--
Financials	95,955,183	42,262,241	53,692,942	--
Health Care	55,099,147	15,353,874	39,745,273	--
Industrials	74,787,101	62,137,127	12,649,974	--
Information Technology	102,707,353	65,079,758	37,627,595	--
Materials	42,722,654	30,026,041	12,696,613	--
Real Estate	11,419,531	11,419,531	--	--
Utilities	25,495,779	10,936,458	14,559,321	--
Money Market Funds	6,465,674	6,465,674	--	--
Total Investments in Securities:	$582,752,359	$318,428,855	$264,323,504	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,019,961) — See accompanying schedule: Unaffiliated issuers (cost $516,832,178)	$576,286,685
Fidelity Central Funds (cost $6,465,674)	6,465,674
Total Investment in Securities (cost $523,297,852)		$582,752,359
Receivable for investments sold		10,746,383
Receivable for fund shares sold		565,615
Dividends receivable		968,659
Distributions receivable from Fidelity Central Funds		4,370
Other receivables		48,661
Total assets		595,086,047
Liabilities
Payable to custodian bank	$4,897,379
Payable for investments purchased	4,570,142
Payable for fund shares redeemed	564,724
Accrued management fee	303,897
Other payables and accrued expenses	9,454
Collateral on securities loaned	3,118,930
Total liabilities		13,464,526
Net Assets		$581,621,521
Net Assets consist of:
Paid in capital		$570,448,486
Total accumulated earnings (loss)		11,173,035
Net Assets		$581,621,521
Net Asset Value, offering price and redemption price per share ($581,621,521 ÷ 50,237,360 shares)		$11.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$3,612,015
Non-Cash dividends		201,565
Income from Fidelity Central Funds (including $12,492 from security lending)		62,021
Income before foreign taxes withheld		3,875,601
Less foreign taxes withheld		(428,598)
Total income		3,447,003
Expenses
Management fee	$1,910,460
Independent trustees' fees and expenses	1,703
Interest	245
Miscellaneous	9,378
Total expenses before reductions	1,921,786
Expense reductions	(73,350)
Total expenses after reductions		1,848,436
Net investment income (loss)		1,598,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(34,581,054)
Fidelity Central Funds	917
Foreign currency transactions	76,948
Total net realized gain (loss)		(34,503,189)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $66,389)	(8,994,415)
Assets and liabilities in foreign currencies	(10,916)
Total change in net unrealized appreciation (depreciation)		(9,005,331)
Net gain (loss)		(43,508,520)
Net increase (decrease) in net assets resulting from operations		$(41,909,953)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,598,567	$4,987,231
Net realized gain (loss)	(34,503,189)	(470,723)
Change in net unrealized appreciation (depreciation)	(9,005,331)	81,046,964
Net increase (decrease) in net assets resulting from operations	(41,909,953)	85,563,472
Distributions to shareholders	(5,098,696)	(2,841,028)
Share transactions
Proceeds from sales of shares	190,387,872	176,361,634
Reinvestment of distributions	5,098,696	2,841,028
Cost of shares redeemed	(91,208,941)	(98,535,277)
Net increase (decrease) in net assets resulting from share transactions	104,277,627	80,667,385
Total increase (decrease) in net assets	57,268,978	163,389,829
Net Assets
Beginning of period	524,352,543	360,962,714
End of period	$581,621,521	$524,352,543
Other Information
Shares
Sold	15,193,123	15,318,074
Issued in reinvestment of distributions	398,647	283,819
Redeemed	(7,656,634)	(8,785,472)
Net increase (decrease)	7,935,136	6,816,421

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation K6 Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$12.40	$10.17	$11.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.13C	.11	.02
Net realized and unrealized gain (loss)	(.74)	2.18	(.92)	.99
Total from investment operations	(.71)	2.31	(.81)	1.01
Distributions from net investment income	(.11)	(.08)	(.02)	–
Distributions from net realized gain	–	–	(.01)	–
Total distributions	(.11)	(.08)	(.03)	–
Net asset value, end of period	$11.58	$12.40	$10.17	$11.01
Total ReturnD,E	(5.79)%	22.90%	(7.36)%	10.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%H	.65%	.65%	.65%H
Expenses net of fee waivers, if any	.65%H	.65%	.65%	.65%H
Expenses net of all reductions	.63%H	.63%	.58%	.65%H
Net investment income (loss)	.54%H	1.16%C	.99%	.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$581,622	$524,353	$360,963	$175,404
Portfolio turnover rateI	131%H	144%J	158%J	81%J,K

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .75%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$68,216,284
Gross unrealized depreciation	(12,011,547)
Net unrealized appreciation (depreciation)	$56,204,737
Tax cost	$526,547,622

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,138,122)
Total capital loss carryforward	$(14,138,122)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation K6 Fund	483,404,769	374,359,579

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $9,668,871 in exchange for 873,449 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation K6 Fund	$2,498

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation K6 Fund	Borrower	$5,372,500.82%		$245

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Capital Appreciation K6 Fund	$715

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $5. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,336 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $14.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	.65%	$1,000.00	$942.10	$3.14
Hypothetical-C		$1,000.00	$1,021.63	$3.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Capital Appreciation K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Capital Appreciation K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity International Capital Appreciation K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

IVFK6-SANN-0620
1.9883990.102

Fidelity® Series Canada Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Canada	98.5%
United States of America*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.5
Short-Term Investments and Net Other Assets (Liabilities)	1.5

Top Ten Stocks as of April 30, 2020

% of fund's net assets
The Toronto-Dominion Bank (Banks)	10.1
Canadian Pacific Railway Ltd. (Road & Rail)	6.1
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	5.2
Royal Bank of Canada (Banks)	4.9
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4.6
Sun Life Financial, Inc. (Insurance)	4.1
Bank of Montreal (Banks)	4.1
Wheaton Precious Metals Corp. (Metals & Mining)	4.1
Canadian National Railway Co. (Road & Rail)	3.5
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.3
50.0

Top Market Sectors as of April 30, 2020

% of fund's net assets
Financials	33.8
Energy	13.4
Industrials	13.2
Materials	12.1
Consumer Staples	8.2
Information Technology	6.6
Communication Services	5.3
Consumer Discretionary	5.0
Real Estate	0.6
Health Care	0.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of April 30, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 2.8%
TELUS Corp.	5,680,100	$92,835,429
Wireless Telecommunication Services - 2.5%
Rogers Communications, Inc. Class B (non-vtg.)	1,970,800	82,544,373

TOTAL COMMUNICATION SERVICES		175,379,802

CONSUMER DISCRETIONARY - 5.0%
Hotels, Restaurants & Leisure - 1.9%
Restaurant Brands International, Inc.	1,274,700	62,180,488
Leisure Products - 0.5%
BRP, Inc.	584,100	17,481,667
Multiline Retail - 2.3%
Dollarama, Inc.	2,423,400	76,012,532
Textiles, Apparel & Luxury Goods - 0.3%
Canada Goose Holdings, Inc. (a)(b)	367,683	8,780,332

TOTAL CONSUMER DISCRETIONARY		164,455,019

CONSUMER STAPLES - 8.2%
Food & Staples Retailing - 8.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	6,131,500	171,089,091
George Weston Ltd.	1,014,600	71,972,128
North West Co., Inc.	1,155,800	21,838,098
		264,899,317
Personal Products - 0.1%
Jamieson Wellness, Inc.	193,700	4,379,280

TOTAL CONSUMER STAPLES		269,278,597

ENERGY - 13.4%
Energy Equipment & Services - 0.2%
Computer Modelling Group Ltd.	1,867,000	6,277,208
Oil, Gas & Consumable Fuels - 13.2%
Canadian Natural Resources Ltd.	6,453,300	108,068,841
Enbridge, Inc.	4,955,200	151,829,649
PrairieSky Royalty Ltd. (b)	9,215,100	67,394,460
Suncor Energy, Inc.	6,149,600	109,654,134
		436,947,084

TOTAL ENERGY		443,224,292

FINANCIALS - 33.8%
Banks - 21.4%
Bank of Montreal (b)	2,658,600	135,169,454
Bank of Nova Scotia	1,870,600	74,987,952
Royal Bank of Canada	2,639,300	162,364,495
The Toronto-Dominion Bank	7,944,830	331,959,704
		704,481,605
Capital Markets - 3.1%
Brookfield Asset Management, Inc. (Canada) Class A	2,180,700	73,695,268
IGM Financial, Inc.	1,384,400	29,320,099
		103,015,367
Insurance - 9.3%
Fairfax Financial Holdings Ltd. (sub. vtg.)	164,700	44,657,548
Intact Financial Corp. (c)	731,800	69,644,417
Power Corp. of Canada (sub. vtg.)	3,496,000	55,907,870
Sun Life Financial, Inc.	3,989,900	136,756,442
		306,966,277

TOTAL FINANCIALS		1,114,463,249

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Andlauer Healthcare Group, Inc.	518,900	9,837,833
INDUSTRIALS - 13.2%
Commercial Services & Supplies - 1.2%
GFL Environmental, Inc.	2,292,914	39,814,456
Professional Services - 2.4%
Thomson Reuters Corp.	1,089,300	76,746,759
Road & Rail - 9.6%
Canadian National Railway Co.	1,417,400	117,214,637
Canadian Pacific Railway Ltd.	879,065	199,792,380
		317,007,017

TOTAL INDUSTRIALS		433,568,232

INFORMATION TECHNOLOGY - 6.6%
IT Services - 2.1%
CGI Group, Inc. Class A (sub. vtg.) (a)	1,106,900	70,591,266
Software - 4.5%
Constellation Software, Inc.	64,200	61,736,144
Open Text Corp.	2,256,300	85,262,675
		146,998,819

TOTAL INFORMATION TECHNOLOGY		217,590,085

MATERIALS - 12.1%
Chemicals - 3.1%
Nutrien Ltd.	2,853,078	101,890,519
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B	1,312,400	41,023,402
Metals & Mining - 7.6%
Franco-Nevada Corp.	736,761	97,476,135
Lundin Mining Corp.	3,149,800	15,432,764
OceanaGold Corp.	1,887,100	2,874,135
Wheaton Precious Metals Corp.	3,552,500	134,984,536
		250,767,570
Paper & Forest Products - 0.1%
Western Forest Products, Inc.	6,196,300	4,139,918

TOTAL MATERIALS		397,821,409

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Allied Properties (REIT)	632,700	20,254,400
TOTAL COMMON STOCKS
(Cost $3,691,868,791)		3,245,872,918

Money Market Funds - 7.0%
Fidelity Cash Central Fund 0.16% (d)	39,134,237	39,145,977
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	189,215,730	189,234,651
TOTAL MONEY MARKET FUNDS
(Cost $228,379,090)		228,380,628
TOTAL INVESTMENT IN SECURITIES - 105.5%
(Cost $3,920,247,881)		3,474,253,546
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(179,867,267)
NET ASSETS - 100%		$3,294,386,279

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$257,706
Fidelity Securities Lending Cash Central Fund	152,016
Total	$409,722

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $172,839,264) — See accompanying schedule: Unaffiliated issuers (cost $3,691,868,791)	$3,245,872,918
Fidelity Central Funds (cost $228,379,090)	228,380,628
Total Investment in Securities (cost $3,920,247,881)		$3,474,253,546
Foreign currency held at value (cost $3,777,345)		3,777,345
Receivable for fund shares sold		10,304,016
Dividends receivable		4,303,768
Distributions receivable from Fidelity Central Funds		27,083
Total assets		3,492,665,758
Liabilities
Payable for investments purchased
Regular delivery	$40,171
Delayed delivery	79,767
Payable for fund shares redeemed	8,914,632
Other payables and accrued expenses	12,029
Collateral on securities loaned	189,232,880
Total liabilities		198,279,479
Net Assets		$3,294,386,279
Net Assets consist of:
Paid in capital		$3,775,639,857
Total accumulated earnings (loss)		(481,253,578)
Net Assets		$3,294,386,279
Net Asset Value, offering price and redemption price per share ($3,294,386,279 ÷ 366,371,587 shares)		$8.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$41,357,219
Income from Fidelity Central Funds (including $152,016 from security lending)		409,722
Income before foreign taxes withheld		41,766,941
Less foreign taxes withheld		(6,628,902)
Total income		35,138,039
Expenses
Custodian fees and expenses	$17,795
Independent trustees' fees and expenses	6,696
Miscellaneous	3,602
Total expenses before reductions	28,093
Expense reductions	(17)
Total expenses after reductions		28,076
Net investment income (loss)		35,109,963
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(46,248,868)
Fidelity Central Funds	8,162
Foreign currency transactions	(748,933)
Total net realized gain (loss)		(46,989,639)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(519,347,294)
Fidelity Central Funds	678
Assets and liabilities in foreign currencies	41,456
Total change in net unrealized appreciation (depreciation)		(519,305,160)
Net gain (loss)		(566,294,799)
Net increase (decrease) in net assets resulting from operations		$(531,184,836)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,109,963	$41,988,284
Net realized gain (loss)	(46,989,639)	(6,690,586)
Change in net unrealized appreciation (depreciation)	(519,305,160)	133,899,488
Net increase (decrease) in net assets resulting from operations	(531,184,836)	169,197,186
Distributions to shareholders	(44,416,051)	(33,015,477)
Share transactions
Proceeds from sales of shares	2,008,032,524	499,980,643
Reinvestment of distributions	44,268,692	33,015,477
Cost of shares redeemed	(98,723,136)	(138,267,378)
Net increase (decrease) in net assets resulting from share transactions	1,953,578,080	394,728,742
Total increase (decrease) in net assets	1,377,977,193	530,910,451
Net Assets
Beginning of period	1,916,409,086	1,385,498,635
End of period	$3,294,386,279	$1,916,409,086
Other Information
Shares
Sold	195,380,290	47,300,568
Issued in reinvestment of distributions	4,017,123	3,482,645
Redeemed	(9,028,707)	(13,464,835)
Net increase (decrease)	190,368,706	37,318,378

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Canada Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$9.99	$10.66	$10.00
Income from Investment Operations
Net investment income (loss)B	.14	.27	.26	.06
Net realized and unrealized gain (loss)	(1.79)	.86	(.81)	.60
Total from investment operations	(1.65)	1.13	(.55)	.66
Distributions from net investment income	(.25)	(.23)	(.10)	–
Distributions from net realized gain	–	–	(.02)	–
Total distributions	(.25)	(.23)	(.12)	–
Net asset value, end of period	$8.99	$10.89	$9.99	$10.66
Total ReturnC,D	(15.55)%	11.62%	(5.26)%	6.60%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	- %H	-%	-%	- %H
Expenses net of fee waivers, if anyG	- %H	-%	-%	- %H
Expenses net of all reductionsG	- %H	-%	-%	- %H
Net investment income (loss)	2.83%H	2.63%	2.42%	2.62%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,294,386	$1,916,409	$1,385,499	$1,476,967
Portfolio turnover rateI	13%H	12%J	36%	3%K

 A For the period August 15, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$223,784,381
Gross unrealized depreciation	(676,097,330)
Net unrealized appreciation (depreciation)	$(452,312,949)
Tax cost	$3,926,566,495

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(525,916)
Long-term	(11,588,840)
Total capital loss carryforward	$(12,114,756)

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Canada Fund	2,083,121,701	161,471,386

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Canada Fund	$192

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $69,285,091 in exchange for 6,362,267 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Canada Fund	$2,814

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $17.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	- %-C	$1,000.00	$844.50	$--D
Hypothetical-E		$1,000.00	$1,024.86	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR undertakes to pay all operating expenses of the fund with certain exceptions.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through February 28, 2023.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SAD-SANN-0620
1.9883883.102

Fidelity® SAI International SMA Completion Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	35.5%
Germany	11.7%
France	9.5%
Ireland	6.8%
Canada	6.7%
India	6.0%
Denmark	3.3%
Norway	2.9%
Indonesia	2.7%
Other*	14.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	97.4
Short-Term Investments and Net Other Assets (Liabilities)	2.6

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tsuruha Holdings, Inc. (Japan, Food & Staples Retailing)	7.2
Keyence Corp. (Japan, Electronic Equipment & Components)	6.1
Minebea Mitsumi, Inc. (Japan, Machinery)	5.0
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Canada, Food & Staples Retailing)	4.8
SR Teleperformance SA (France, Professional Services)	4.6
Hannover Reuck SE (Germany, Insurance)	4.4
Recruit Holdings Co. Ltd. (Japan, Professional Services)	4.3
Nitori Holdings Co. Ltd. (Japan, Specialty Retail)	3.7
Allianz SE (Germany, Insurance)	3.6
Kingspan Group PLC (Ireland) (Ireland, Building Products)	3.5
47.2

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	25.4
Financials	19.3
Consumer Staples	18.7
Information Technology	13.7
Communication Services	6.2
Consumer Discretionary	6.0
Utilities	3.3
Real Estate	2.7
Health Care	1.4
Materials	0.7

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 2.3%
Magellan Financial Group Ltd.	140,577	$4,604,830
Bermuda - 1.1%
Hiscox Ltd.	258,496	2,287,495
Canada - 6.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	351,136	9,797,854
Constellation Software, Inc.	4,154	3,994,579

TOTAL CANADA		13,792,433

Denmark - 3.3%
ORSTED A/S (a)	67,454	6,819,449
France - 9.5%
Amundi SA (a)	71,451	4,744,954
Capgemini SA	20,301	1,907,445
Edenred SA	83,886	3,380,136
SR Teleperformance SA	41,605	9,323,736

TOTAL FRANCE		19,356,271

Germany - 11.7%
Allianz SE	39,957	7,394,728
Hannover Reuck SE	56,469	9,003,766
Scout24 AG (a)	32,410	2,120,335
Vonovia SE	109,745	5,417,896

TOTAL GERMANY		23,936,725

India - 6.0%
HDFC Bank Ltd. sponsored ADR	136,045	5,897,551
Infosys Ltd. sponsored ADR	680,418	6,280,258

TOTAL INDIA		12,177,809

Indonesia - 2.7%
PT Bank Central Asia Tbk	2,010,633	3,482,799
PT Bank Rakyat Indonesia Tbk	11,729,484	2,133,447

TOTAL INDONESIA		5,616,246

Ireland - 6.8%
Kerry Group PLC Class A	58,125	6,669,001
Kingspan Group PLC (Ireland)	142,177	7,244,917

TOTAL IRELAND		13,913,918

Italy - 1.4%
Recordati SpA	65,786	2,859,873
Japan - 35.5%
Itochu Corp.	303,820	5,956,426
Keyence Corp.	34,462	12,450,186
Minebea Mitsumi, Inc.	627,747	10,206,658
Misumi Group, Inc.	130,812	3,152,214
Nabtesco Corp.	95,358	2,763,485
Nitori Holdings Co. Ltd.	49,074	7,554,419
Recruit Holdings Co. Ltd.	302,035	8,810,722
Tsuruha Holdings, Inc.	109,841	14,718,480
Welcia Holdings Co. Ltd.	95,920	6,936,022

TOTAL JAPAN		72,548,612

Luxembourg - 2.3%
B&M European Value Retail SA	1,100,995	4,614,948
Norway - 2.9%
Schibsted ASA (A Shares)	278,787	5,915,861
Spain - 2.3%
Cellnex Telecom SA (a)	91,133	4,773,695
Sweden - 2.2%
Indutrade AB	142,396	4,577,885
Switzerland - 0.7%
Sika AG	8,535	1,412,110
TOTAL COMMON STOCKS
(Cost $192,655,122)		199,208,160

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.16% (b)
(Cost $4,429,280)	4,427,952	4,429,280
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $197,084,402)		203,637,440
NET OTHER ASSETS (LIABILITIES) - 0.4%		816,202
NET ASSETS - 100%		$204,453,642

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,458,433 or 9.0% of net assets.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,894
Total	$21,894

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$12,809,891	$12,809,891	$--	$--
Consumer Discretionary	12,169,367	12,169,367	--	--
Consumer Staples	38,121,357	38,121,357	--	--
Financials	39,549,570	29,328,494	10,221,076	--
Health Care	2,859,873	2,859,873	--	--
Industrials	52,036,043	22,484,352	29,551,691	--
Information Technology	28,012,604	28,012,604	--	--
Materials	1,412,110	1,412,110	--	--
Real Estate	5,417,896	5,417,896	--	--
Utilities	6,819,449	6,819,449	--	--
Money Market Funds	4,429,280	4,429,280	--	--
Total Investments in Securities:	$203,637,440	$163,864,673	$39,772,767	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $192,655,122)	$199,208,160
Fidelity Central Funds (cost $4,429,280)	4,429,280
Total Investment in Securities (cost $197,084,402)		$203,637,440
Receivable for fund shares sold		768,666
Dividends receivable		326,641
Distributions receivable from Fidelity Central Funds		907
Other receivables		1,960
Total assets		204,735,614
Liabilities
Payable for fund shares redeemed	$281,186
Other payables and accrued expenses	786
Total liabilities		281,972
Net Assets		$204,453,642
Net Assets consist of:
Paid in capital		$199,960,358
Total accumulated earnings (loss)		4,493,284
Net Assets		$204,453,642
Net Asset Value, offering price and redemption price per share ($204,453,642 ÷ 20,636,123 shares)		$9.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$568,168
Special dividends		147,371
Income from Fidelity Central Funds		21,894
Income before foreign taxes withheld		737,433
Less foreign taxes withheld		(95,281)
Total income		642,152
Expenses
Independent trustees' fees and expenses	$200
Proxy	885
Miscellaneous	7
Total expenses		1,092
Net investment income (loss)		641,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,422,836)
Fidelity Central Funds	751
Foreign currency transactions	24,109
Total net realized gain (loss)		(2,397,976)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,891,011
Assets and liabilities in foreign currencies	2,979
Total change in net unrealized appreciation (depreciation)		4,893,990
Net gain (loss)		2,496,014
Net increase (decrease) in net assets resulting from operations		$3,137,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	For the period April 11, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$641,060	$115,056
Net realized gain (loss)	(2,397,976)	(259,549)
Change in net unrealized appreciation (depreciation)	4,893,990	1,662,675
Net increase (decrease) in net assets resulting from operations	3,137,074	1,518,182
Distributions to shareholders	(161,972)	–
Share transactions
Proceeds from sales of shares	176,536,934	46,327,763
Reinvestment of distributions	81,661	–
Cost of shares redeemed	(21,976,300)	(1,009,700)
Net increase (decrease) in net assets resulting from share transactions	154,642,295	45,318,063
Total increase (decrease) in net assets	157,617,397	46,836,245
Net Assets
Beginning of period	46,836,245	–
End of period	$204,453,642	$46,836,245
Other Information
Shares
Sold	18,396,297	4,575,369
Issued in reinvestment of distributions	7,357	–
Redeemed	(2,242,148)	(100,752)
Net increase (decrease)	16,161,506	4,474,617

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International SMA Completion Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.07C	.08
Net realized and unrealized gain (loss)	(.60)D	.39
Total from investment operations	(.53)	.47
Distributions from net investment income	(.03)	–
Total distributions	(.03)	–
Net asset value, end of period	$9.91	$10.47
Total ReturnE	(5.08)%	4.70%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	- %I	- %I
Expenses net of fee waivers, if anyH	- %I	- %I
Expenses net of all reductionsH	- %I	- %I
Net investment income (loss)	1.31%C,I	1.41%I
Supplemental Data
Net assets, end of period (000 omitted)	$204,454	$46,836
Portfolio turnover rateJ	14%I	24%I

 A For the period April 11, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been 1.01%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total returns for periods of less than one year are not annualized.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity SAI International SMA Completion Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,029,759
Gross unrealized depreciation	(11,566,003)
Net unrealized appreciation (depreciation)	$6,463,756
Tax cost	$197,173,684

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(247,414)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International SMA Completion Fund	158,343,240	7,082,519

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI International SMA Completion Fund	$857

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI International SMA Completion Fund	$7

During the period, there were no borrowings on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	- %-C	$1,000.00	$949.20	$--D
Hypothetical-E		$1,000.00	$1,024.86	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International SMA Completion Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ISM-SANN-0620
1.9893099.101

Fidelity® International Discovery K6 Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	17.3%
United Kingdom	13.2%
Switzerland	11.0%
Germany	9.6%
France	5.7%
Netherlands	5.3%
Cayman Islands	4.0%
India	3.7%
Sweden	3.4%
Other*	26.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5
Nestle SA (Reg. S) (Switzerland, Food Products)	3.2
SAP SE (Germany, Software)	2.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
Unilever NV (Netherlands, Personal Products)	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.7
Keyence Corp. (Japan, Electronic Equipment & Components)	1.6
Sanofi SA (France, Pharmaceuticals)	1.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.5
21.4

Top Market Sectors as of April 30, 2020

% of fund's net assets
Health Care	17.8
Information Technology	16.7
Financials	15.0
Industrials	12.8
Consumer Discretionary	10.6
Consumer Staples	9.6
Communication Services	7.2
Materials	3.0
Real Estate	2.7
Energy	2.6

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 2.4%
Bapcor Ltd.	90,565	$288,374
CSL Ltd.	3,297	657,182
IDP Education Ltd.	2,540	24,077
Inghams Group Ltd.	75,009	169,940
Magellan Financial Group Ltd.	6,585	215,702
National Storage (REIT) unit	255,683	287,178
Rio Tinto Ltd.	31	1,747
Webjet Ltd.	27,844	54,594

TOTAL AUSTRALIA		1,698,794

Austria - 0.7%
Erste Group Bank AG	12,017	261,072
Wienerberger AG	11,845	221,315

TOTAL AUSTRIA		482,387

Bailiwick of Jersey - 0.8%
Boohoo.Com PLC (a)	18,331	74,574
Experian PLC	15,669	470,546

TOTAL BAILIWICK OF JERSEY		545,120

Belgium - 1.4%
KBC Groep NV	13,410	727,371
UCB SA	3,193	292,311

TOTAL BELGIUM		1,019,682

Brazil - 0.3%
BM&F BOVESPA SA	26,170	184,897
Canada - 2.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	15,634	436,240
Constellation Software, Inc.	760	730,833
Dollarama, Inc.	6,458	202,562
Suncor Energy, Inc.	14,837	264,560

TOTAL CANADA		1,634,195

Cayman Islands - 4.0%
Akeso, Inc.	53,000	161,205
Alibaba Group Holding Ltd. sponsored ADR (a)	2,216	449,117
Bilibili, Inc. ADR (a)	6,251	171,215
Hansoh Pharmaceutical Group Co. Ltd. (b)	104,682	404,206
Meituan Dianping Class B (a)	23,333	312,408
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	2,095	267,448
Tencent Holdings Ltd.	19,618	1,031,307

TOTAL CAYMAN ISLANDS		2,796,906

China - 1.0%
AVIC Jonhon OptronicTechnology Co. Ltd.	37,013	186,022
Centre Testing International Group Co. Ltd. (A Shares)	65,916	157,400
Kweichow Moutai Co. Ltd. (A Shares)	900	160,100
Shanghai International Airport Co. Ltd. (A Shares)	17,035	168,710

TOTAL CHINA		672,232

Denmark - 1.7%
DSV A/S	3,605	371,975
Netcompany Group A/S (a)(b)	6,568	339,143
ORSTED A/S (b)	4,992	504,680

TOTAL DENMARK		1,215,798

France - 5.7%
Capgemini SA	5,996	563,373
LVMH Moet Hennessy Louis Vuitton SE	2,614	1,010,554
Sanofi SA	11,266	1,101,126
SR Teleperformance SA	2,904	650,790
VINCI SA	7,412	607,206
Worldline SA (a)(b)	900	61,129

TOTAL FRANCE		3,994,178

Germany - 9.2%
adidas AG	2,286	523,340
Akasol AG (a)(b)(c)	2,424	101,592
Allianz SE	4,368	808,373
Delivery Hero AG (a)(b)	3,723	314,148
Deutsche Borse AG	1,353	209,767
Deutsche Post AG	11,084	329,275
Instone Real Estate Group BV (a)(b)	7,239	146,758
Linde PLC	3,051	563,369
Morphosys AG (a)	41	4,311
MTU Aero Engines Holdings AG	49	6,674
Nexus AG	4,318	165,616
Rheinmetall AG	2,151	145,720
SAP SE	13,934	1,659,641
Scout24 AG (b)	8,124	531,490
Siemens AG	5,117	472,213
Vonovia SE	11,000	543,048

TOTAL GERMANY		6,525,335

Hong Kong - 2.2%
AIA Group Ltd.	129,706	1,190,412
Techtronic Industries Co. Ltd.	44,391	336,595

TOTAL HONG KONG		1,527,007

Hungary - 0.8%
OTP Bank PLC	11,703	347,091
Richter Gedeon PLC	8,644	185,154

TOTAL HUNGARY		532,245

India - 3.7%
Avenue Supermarts Ltd. (a)(b)	4,500	141,070
HDFC Bank Ltd. sponsored ADR	22,980	996,183
Housing Development Finance Corp. Ltd.	36,500	923,445
Reliance Industries Ltd.	15,000	291,704
TCNS Clothing Co. Ltd. (a)(b)	18,500	95,835
Tech Mahindra Ltd.	18,600	133,800

TOTAL INDIA		2,582,037

Indonesia - 0.3%
PT Bank Central Asia Tbk	81,900	141,866
PT Bank Rakyat Indonesia Tbk	569,600	103,603

TOTAL INDONESIA		245,469

Ireland - 1.5%
Cairn Homes PLC	206,526	191,921
CRH PLC	10,043	304,691
Dalata Hotel Group PLC	31,940	103,954
DCC PLC (United Kingdom)	2,020	143,950
Kerry Group PLC Class A	2,623	300,951

TOTAL IRELAND		1,045,467

Italy - 0.9%
Moncler SpA	3,113	117,010
Recordati SpA	12,103	526,146

TOTAL ITALY		643,156

Japan - 17.3%
Astellas Pharma, Inc.	29,823	493,247
Daiichi Sankyo Kabushiki Kaisha	7,722	530,820
Fanuc Corp.	4,543	741,478
GMO Payment Gateway, Inc.	2,097	188,567
Hoya Corp.	9,991	918,522
Kao Corp.	4,503	347,255
Kenedix, Inc.	26,330	120,713
Keyence Corp.	3,088	1,115,611
Lasertec Corp.	9,713	652,572
Minebea Mitsumi, Inc.	30,403	494,328
Misumi Group, Inc.	9,377	225,960
Mitsubishi UFJ Financial Group, Inc.	56,898	229,868
MonotaRO Co. Ltd.	8,119	262,526
Nintendo Co. Ltd.	1,445	596,676
Oracle Corp. Japan	5,359	555,301
ORIX Corp.	54,752	657,646
Persol Holdings Co., Ltd.	14,523	170,652
Recruit Holdings Co. Ltd.	11,733	342,266
Relo Group, Inc.	23,824	522,368
Shiseido Co. Ltd.	3,223	189,491
SMC Corp.	712	325,099
SMS Co., Ltd.	8,565	188,755
SoftBank Group Corp.	10,790	462,488
Sony Corp.	12,358	795,288
Terumo Corp.	11,288	374,565
THK Co. Ltd.	9,231	224,248
Yahoo! Japan Corp.	71,035	274,147
Zozo, Inc.	13,550	219,699

TOTAL JAPAN		12,220,156

Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	12,392	510,026
Luxembourg - 0.5%
Eurofins Scientific SA	668	369,674
Malta - 0.1%
Kambi Group PLC (a)	5,670	75,274
Netherlands - 5.3%
Adyen BV (a)(b)	448	442,436
ASML Holding NV (Netherlands)	4,563	1,332,786
NXP Semiconductors NV	4,521	450,156
Prosus NV (a)	2,379	180,354
RHI Magnesita NV	4,125	126,873
Unilever NV	24,272	1,208,729

TOTAL NETHERLANDS		3,741,334

New Zealand - 1.5%
EBOS Group Ltd.	29,044	392,268
Fisher & Paykel Healthcare Corp.	14,335	239,491
Ryman Healthcare Group Ltd.	54,690	398,956

TOTAL NEW ZEALAND		1,030,715

Norway - 1.2%
Adevinta ASA Class B	20,337	168,234
Equinor ASA	21,947	307,299
Schibsted ASA (A Shares)	19,118	405,684

TOTAL NORWAY		881,217

Poland - 0.4%
CD Projekt RED SA	3,439	296,420
South Africa - 0.6%
Clicks Group Ltd.	7,525	93,734
Naspers Ltd. Class N	2,248	349,898

TOTAL SOUTH AFRICA		443,632

Spain - 1.5%
Amadeus IT Holding SA Class A	2,500	120,324
Cellnex Telecom SA (b)	13,272	695,209
Euskaltel, S.A. (b)	26,166	208,747

TOTAL SPAIN		1,024,280

Sweden - 3.4%
ASSA ABLOY AB (B Shares)	17,529	313,803
EQT AB	10,750	148,547
Ericsson (B Shares)	87,744	749,611
Indutrade AB	18,165	583,986
Securitas AB (B Shares)	18,725	221,558
Svenska Handelsbanken AB (A Shares)	42,359	386,625

TOTAL SWEDEN		2,404,130

Switzerland - 11.0%
Logitech International SA (Reg.)	3,444	165,947
Lonza Group AG	2,062	900,209
Nestle SA (Reg. S)	21,629	2,290,728
Partners Group Holding AG	761	599,024
Roche Holding AG (participation certificate)	7,037	2,436,895
Schindler Holding AG (participation certificate)	1,375	305,556
Sika AG	4,480	741,213
Swiss Re Ltd.	4,614	335,283

TOTAL SWITZERLAND		7,774,855

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	50,443	507,945
Yageo Corp. unit (b)	3,100	203,441

TOTAL TAIWAN		711,386

Thailand - 0.3%
Thai Beverage PCL	462,947	225,341
United Kingdom - 13.2%
Anglo American PLC (United Kingdom)	8,469	150,955
AstraZeneca PLC (United Kingdom)	15,507	1,621,910
Beazley PLC	54,531	271,980
Big Yellow Group PLC	23,237	313,742
BP PLC	251,278	990,140
Compass Group PLC	20,116	338,500
Cranswick PLC	4,670	218,688
Dechra Pharmaceuticals PLC	11,062	385,933
Diageo PLC	15,643	538,586
HomeServe PLC	25,769	361,885
John David Group PLC	33,343	222,324
JTC PLC (b)	41,398	215,863
Keywords Studios PLC	10,142	203,487
Lloyds Banking Group PLC	651,212	263,486
London Stock Exchange Group PLC	8,221	772,020
M&G PLC	104,619	174,263
Network International Holdings PLC (b)	34,912	182,482
Ocado Group PLC (a)	21,074	425,878
Prudential PLC	28,921	408,001
Reckitt Benckiser Group PLC	5,798	482,972
Rotork PLC	50,915	159,421
Standard Life PLC	99,220	276,303
Vistry Group PLC	12,000	122,121
Zegona Communications PLC	165,805	183,772

TOTAL UNITED KINGDOM		9,284,712

United States of America - 1.4%
MasterCard, Inc. Class A	1,215	334,089
MercadoLibre, Inc. (a)	592	345,438
Visa, Inc. Class A	1,873	334,743

TOTAL UNITED STATES OF AMERICA		1,014,270

TOTAL COMMON STOCKS
(Cost $70,602,311)		69,352,327

Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Volkswagen AG
(Cost $382,189)	2,034	285,797

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.16% (d)	325,079	325,176
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	101,102	101,112
TOTAL MONEY MARKET FUNDS
(Cost $426,262)		426,288
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $71,410,762)		70,064,412
NET OTHER ASSETS (LIABILITIES) - 0.7%		517,641
NET ASSETS - 100%		$70,582,053

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,588,229 or 6.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,859
Fidelity Securities Lending Cash Central Fund	2,232
Total	$13,091

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,025,389	$2,660,771	$2,364,618	$--
Consumer Discretionary	7,390,487	3,522,345	3,868,142	--
Consumer Staples	6,803,825	955,879	5,847,946	--
Energy	1,853,703	571,859	1,281,844	--
Financials	10,632,828	5,348,852	5,283,976	--
Health Care	12,559,747	4,849,002	7,710,745	--
Industrials	9,100,030	3,860,666	5,239,364	--
Information Technology	11,723,465	7,153,660	4,569,805	--
Materials	2,110,163	1,803,725	306,438	--
Real Estate	1,933,807	1,646,629	287,178	--
Utilities	504,680	504,680	--	--
Money Market Funds	426,288	426,288	--	--
Total Investments in Securities:	$70,064,412	$33,304,356	$36,760,056	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $92,157) — See accompanying schedule: Unaffiliated issuers (cost $70,984,500)	$69,638,124
Fidelity Central Funds (cost $426,262)	426,288
Total Investment in Securities (cost $71,410,762)		$70,064,412
Foreign currency held at value (cost $38,948)		39,327
Receivable for investments sold		485,815
Receivable for fund shares sold		50,378
Dividends receivable		208,329
Distributions receivable from Fidelity Central Funds		988
Other receivables		4,064
Total assets		70,853,313
Liabilities
Payable for investments purchased	$33,226
Payable for fund shares redeemed	54,904
Accrued management fee	32,255
Other payables and accrued expenses	49,785
Collateral on securities loaned	101,090
Total liabilities		271,260
Net Assets		$70,582,053
Net Assets consist of:
Paid in capital		$74,176,229
Total accumulated earnings (loss)		(3,594,176)
Net Assets		$70,582,053
Net Asset Value, offering price and redemption price per share ($70,582,053 ÷ 7,352,937 shares)		$9.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$572,236
Income from Fidelity Central Funds (including $2,232 from security lending)		13,091
Total income		585,327
Expenses
Management fee	$198,198
Independent trustees' fees and expenses	181
Miscellaneous	910
Total expenses before reductions	199,289
Expense reductions	(7,148)
Total expenses after reductions		192,141
Net investment income (loss)		393,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,406,613)
Fidelity Central Funds	377
Foreign currency transactions	(22,336)
Total net realized gain (loss)		(2,428,572)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $48,998)	(4,537,922)
Fidelity Central Funds	26
Assets and liabilities in foreign currencies	1,671
Total change in net unrealized appreciation (depreciation)		(4,536,225)
Net gain (loss)		(6,964,797)
Net increase (decrease) in net assets resulting from operations		$(6,571,611)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	For the period June 13, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$393,186	$188,042
Net realized gain (loss)	(2,428,572)	166,642
Change in net unrealized appreciation (depreciation)	(4,536,225)	3,143,139
Net increase (decrease) in net assets resulting from operations	(6,571,611)	3,497,823
Distributions to shareholders	(520,387)	–
Share transactions
Proceeds from sales of shares	23,558,859	60,677,270
Reinvestment of distributions	520,387	–
Cost of shares redeemed	(7,825,905)	(2,754,383)
Net increase (decrease) in net assets resulting from share transactions	16,253,341	57,922,887
Total increase (decrease) in net assets	9,161,343	61,420,710
Net Assets
Beginning of period	61,420,710	–
End of period	$70,582,053	$61,420,710
Other Information
Shares
Sold	2,235,846	6,124,649
Issued in reinvestment of distributions	47,918	–
Redeemed	(784,021)	(271,455)
Net increase (decrease)	1,499,743	5,853,194

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery K6 Fund

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.49	$10.00
Income from Investment Operations
Net investment income (loss)B	.06	.06C
Net realized and unrealized gain (loss)	(.86)	.43
Total from investment operations	(.80)	.49
Distributions from net investment income	(.04)	–
Distributions from net realized gain	(.05)	–
Total distributions	(.09)	–
Net asset value, end of period	$9.60	$10.49
Total ReturnD,E	(7.73)%	4.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%H	.60%H
Expenses net of fee waivers, if any	.60%H	.60%H
Expenses net of all reductions	.58%H	.60%H
Net investment income (loss)	1.19%H	1.67%C,H
Supplemental Data
Net assets, end of period (000 omitted)	$70,582	$61,421
Portfolio turnover rateI	38%H,J	59%J,K

 A For the period June 13, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .43%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,051,544
Gross unrealized depreciation	(6,558,758)
Net unrealized appreciation (depreciation)	$(1,507,214)
Tax cost	$71,571,626

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery K6 Fund	25,552,989	12,087,619

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments, including cash, valued at $3,623,803 in exchange for 390,076 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $4,739,220 in exchange for 471,564 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery K6 Fund	$73

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $50,887,151 in exchange for 5,160,969 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Discovery K6 Fund	$5

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $26. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,107 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $41.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	.60%	$1,000.00	$922.70	$2.87
Hypothetical-C		$1,000.00	$1,021.88	$3.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity International Discovery K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

IGI-K6-SANN-0620
1.9893916.100

Fidelity® Series Overseas Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of April 30, 2020
Japan	13.8%
United Kingdom	11.1%
Switzerland	11.1%
United States of America*	10.6%
France	10.2%
Netherlands	9.1%
Germany	8.3%
Sweden	5.2%
Bermuda	2.4%
Other	18.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of April 30, 2020

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1
SAP SE (Germany, Software)	2.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.0
AIA Group Ltd. (Hong Kong, Insurance)	2.0
Unilever NV (Netherlands, Personal Products)	1.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
Diageo PLC (United Kingdom, Beverages)	1.8
Keyence Corp. (Japan, Electronic Equipment & Components)	1.7
Sanofi SA (France, Pharmaceuticals)	1.7
21.3

Top Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	18.5
Financials	17.3
Health Care	17.3
Information Technology	17.1
Consumer Staples	12.8
Consumer Discretionary	7.8
Materials	3.1
Real Estate	1.5
Energy	1.4
Communication Services	1.3

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Austria - 0.4%
Erste Group Bank AG	2,010,207	$43,672,202
Bailiwick of Jersey - 1.0%
Experian PLC	3,278,111	98,442,887
Sanne Group PLC	2,529,771	20,646,878

TOTAL BAILIWICK OF JERSEY		119,089,765

Belgium - 0.9%
KBC Groep NV	1,961,165	106,375,499
Bermuda - 2.4%
Credicorp Ltd. (United States)	381,575	56,862,307
Genpact Ltd.	1,969,100	67,796,113
Hiscox Ltd.	4,417,338	39,090,115
IHS Markit Ltd.	1,614,900	108,682,770

TOTAL BERMUDA		272,431,305

Canada - 1.2%
Constellation Software, Inc.	144,670	139,117,881
Cayman Islands - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	376,900	76,386,323
Denmark - 1.3%
DSV A/S	1,437,531	148,329,005
Finland - 0.9%
Kone OYJ (B Shares)	1,725,800	104,622,176
France - 10.2%
ALTEN	797,656	57,429,114
Amundi SA (b)	470,791	31,264,529
Capgemini SA	1,301,462	122,283,000
Edenred SA	2,371,527	95,559,268
Elior SA (b)(c)	2,171,743	14,362,724
Kering SA	195,617	99,511,303
Legrand SA	1,161,100	77,843,230
LVMH Moet Hennessy Louis Vuitton SE	577,839	223,388,488
Pernod Ricard SA	731,700	111,535,032
Sanofi SA (c)	1,962,800	191,841,837
SR Teleperformance SA	602,728	135,072,143

TOTAL FRANCE		1,160,090,668

Germany - 8.3%
adidas AG	529,732	121,272,905
Allianz SE	773,800	143,204,959
Bayer AG	1,413,301	93,142,781
Deutsche Borse AG	822,602	127,534,973
Hannover Reuck SE	768,516	122,536,937
SAP SE	1,892,676	225,431,522
Vonovia SE	2,303,735	113,730,887

TOTAL GERMANY		946,854,964

Hong Kong - 2.0%
AIA Group Ltd.	24,301,388	223,032,535
India - 1.2%
HDFC Bank Ltd.	4,515,300	59,305,635
Reliance Industries Ltd.	4,173,300	81,157,748

TOTAL INDIA		140,463,383

Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	191,123,251	34,762,931
Ireland - 2.4%
DCC PLC (United Kingdom)	1,390,314	99,077,265
Kerry Group PLC Class A	921,597	105,739,888
Kingspan Group PLC (Ireland)	110,323	5,621,732
Linde PLC	314,900	57,938,451

TOTAL IRELAND		268,377,336

Italy - 1.8%
FinecoBank SpA	7,567,085	84,084,836
Recordati SpA	2,820,439	122,611,166

TOTAL ITALY		206,696,002

Japan - 13.8%
A/S One Corp.	128,700	11,513,022
Astellas Pharma, Inc.	5,878,000	97,217,130
Curves Holdings Co. Ltd. (a)	786,300	3,766,092
Hoya Corp.	1,723,507	158,450,543
Kao Corp.	1,224,768	94,449,632
Keyence Corp.	531,594	192,050,500
Nitori Holdings Co. Ltd.	671,034	103,298,529
Olympus Corp.	5,023,692	79,710,264
Oracle Corp. Japan	371,807	38,526,710
ORIX Corp.	4,773,936	57,341,504
Otsuka Corp.	1,942,406	87,694,703
Persol Holdings Co., Ltd.	3,357,153	39,448,073
Recruit Holdings Co. Ltd.	3,519,946	102,681,037
Relo Group, Inc.	2,515,528	55,155,732
Shiseido Co. Ltd.	1,377,436	80,983,931
SMC Corp.	315,421	144,021,143
Suzuki Motor Corp.	1,869,145	59,654,265
Tsuruha Holdings, Inc.	873,732	117,078,378
Welcia Holdings Co. Ltd.	652,296	47,167,842

TOTAL JAPAN		1,570,209,030

Korea (South) - 0.4%
LG Chemical Ltd.	148,506	46,024,587
Mexico - 0.2%
Grupo Financiero Banorte S.A.B. de CV Series O	6,394,572	17,487,500
Netherlands - 9.1%
ASML Holding NV (Netherlands)	737,128	215,304,404
Euronext NV (b)	646,000	54,226,603
Heineken NV (Bearer) (c)	1,109,505	94,374,359
Imcd NV	1,664,751	147,258,899
Koninklijke Philips Electronics NV	3,656,715	159,405,369
Prosus NV (a)	370,805	28,111,062
Unilever NV	4,391,690	218,703,159
Wolters Kluwer NV	1,697,051	124,823,959

TOTAL NETHERLANDS		1,042,207,814

Norway - 1.4%
Adevinta ASA Class B	3,325,198	27,506,994
Equinor ASA	5,544,415	77,632,255
Schibsted ASA (A Shares)	2,562,889	54,384,514

TOTAL NORWAY		159,523,763

South Africa - 0.5%
Naspers Ltd. Class N	349,205	54,353,247
Spain - 0.7%
Amadeus IT Holding SA Class A	1,677,596	80,742,246
Sweden - 5.2%
AddTech AB (B Shares)	1,275,032	34,566,853
ASSA ABLOY AB (B Shares)	5,055,548	90,504,122
Atlas Copco AB (A Shares) (c)	2,799,400	96,479,856
EQT AB	4,954,000	68,455,900
Hexagon AB (B Shares)	1,990,488	97,677,110
Indutrade AB	3,318,576	106,688,813
Svenska Handelsbanken AB (A Shares)	10,753,389	98,149,870

TOTAL SWEDEN		592,522,524

Switzerland - 11.1%
Alcon, Inc. (a)	1,472,276	77,750,896
Julius Baer Group Ltd.	2,335,952	91,744,898
Lonza Group AG	370,830	161,893,563
Nestle SA (Reg. S)	3,409,051	361,052,698
Roche Holding AG (participation certificate)	1,023,262	354,352,951
Sika AG	823,552	136,256,156
Sonova Holding AG Class B	438,580	79,196,575

TOTAL SWITZERLAND		1,262,247,737

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	10,706,684	107,812,915
United Kingdom - 11.1%
Beazley PLC	10,505,156	52,395,726
Compass Group PLC	6,740,787	113,429,984
Cranswick PLC	624,184	29,229,419
Dechra Pharmaceuticals PLC	1,428,963	49,853,875
Diageo PLC	6,028,047	207,544,769
Diploma PLC	1,229,231	26,706,734
Intertek Group PLC	1,224,108	73,233,791
London Stock Exchange Group PLC	1,768,654	166,091,326
Mondi PLC	3,828,860	67,996,533
Prudential PLC	5,806,312	81,912,070
RELX PLC (London Stock Exchange)	6,322,855	143,066,718
Rentokil Initial PLC	19,107,422	113,681,796
Smith & Nephew PLC	4,768,200	93,309,390
Ultra Electronics Holdings PLC	51,800	1,285,922
Victrex PLC	1,799,699	45,243,749

TOTAL UNITED KINGDOM		1,264,981,802

United States of America - 8.7%
Alphabet, Inc. Class C (a)	49,241	66,409,367
Aspen Technology, Inc. (a)	643,900	65,838,775
Becton, Dickinson & Co.	342,921	86,597,840
Black Knight, Inc. (a)	1,181,400	83,371,398
Boston Scientific Corp. (a)	2,021,846	75,778,788
Fidelity National Information Services, Inc.	349,900	46,148,311
Global Payments, Inc.	627,927	104,248,441
Hologic, Inc. (a)	1,403,300	70,305,330
Intercontinental Exchange, Inc.	806,000	72,096,700
Marsh & McLennan Companies, Inc.	1,215,628	118,317,073
NICE Systems Ltd. sponsored ADR (a)	401,808	66,017,054
Roper Technologies, Inc.	240,736	82,098,198
Visa, Inc. Class A	296,200	52,936,864

TOTAL UNITED STATES OF AMERICA		990,164,139

TOTAL COMMON STOCKS
(Cost $11,682,693,620)		11,178,579,279

Money Market Funds - 5.5%
Fidelity Cash Central Fund 0.16% (d)	291,409,416	291,496,838
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	338,623,111	338,656,973
TOTAL MONEY MARKET FUNDS
(Cost $630,139,920)		630,153,811
TOTAL INVESTMENT IN SECURITIES - 103.6%
(Cost $12,312,833,540)		11,808,733,090
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(408,079,971)
NET ASSETS - 100%		$11,400,653,119

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $99,853,856 or 0.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,533,760
Fidelity Securities Lending Cash Central Fund	266,415
Total	$1,800,175

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$148,300,875	$148,300,875	$--	$--
Consumer Discretionary	897,534,922	225,924,730	671,610,192	--
Consumer Staples	1,467,859,107	505,124,918	962,734,189	--
Energy	158,790,003	77,632,255	81,157,748	--
Financials	1,970,593,506	1,079,319,195	891,274,311	--
Health Care	1,962,931,320	1,178,936,216	783,995,104	--
Industrials	2,104,237,122	1,383,348,528	720,888,594	--
Information Technology	1,945,986,329	1,299,760,378	646,225,951	--
Materials	353,459,476	353,459,476	--	--
Real Estate	168,886,619	168,886,619	--	--
Money Market Funds	630,153,811	630,153,811	--	--
Total Investments in Securities:	$11,808,733,090	$7,050,847,001	$4,757,886,089	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $319,544,855) — See accompanying schedule: Unaffiliated issuers (cost $11,682,693,620)	$11,178,579,279
Fidelity Central Funds (cost $630,139,920)	630,153,811
Total Investment in Securities (cost $12,312,833,540)		$11,808,733,090
Foreign currency held at value (cost $9,647,034)		9,647,048
Receivable for investments sold		13,505,260
Receivable for fund shares sold		64,028,273
Dividends receivable		30,759,886
Distributions receivable from Fidelity Central Funds		83,678
Other receivables		14,481
Total assets		11,926,771,716
Liabilities
Payable for investments purchased	$125,467,115
Payable for fund shares redeemed	59,740,135
Other payables and accrued expenses	2,254,157
Collateral on securities loaned	338,657,190
Total liabilities		526,118,597
Net Assets		$11,400,653,119
Net Assets consist of:
Paid in capital		$12,223,510,076
Total accumulated earnings (loss)		(822,856,957)
Net Assets		$11,400,653,119
Net Asset Value, offering price and redemption price per share ($11,400,653,119 ÷ 1,220,935,929 shares)		$9.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$76,485,603
Income from Fidelity Central Funds (including $266,415 from security lending)		1,800,175
Income before foreign taxes withheld		78,285,778
Less foreign taxes withheld		(9,117,458)
Total income		69,168,320
Expenses
Custodian fees and expenses	$309,728
Independent trustees' fees and expenses	22,668
Miscellaneous	1,528
Total expenses		333,924
Net investment income (loss)		68,834,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(349,778,154)
Fidelity Central Funds	32,692
Foreign currency transactions	2,121,502
Futures contracts	(12,360,920)
Total net realized gain (loss)		(359,984,880)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,014,668)	(685,063,701)
Fidelity Central Funds	14,438
Assets and liabilities in foreign currencies	(162,924)
Total change in net unrealized appreciation (depreciation)		(685,212,187)
Net gain (loss)		(1,045,197,067)
Net increase (decrease) in net assets resulting from operations		$(976,362,671)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	For the period June 21, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$68,834,396	$19,029,120
Net realized gain (loss)	(359,984,880)	(14,667,411)
Change in net unrealized appreciation (depreciation)	(685,212,187)	179,214,461
Net increase (decrease) in net assets resulting from operations	(976,362,671)	183,576,170
Distributions to shareholders	(30,070,456)	–
Share transactions
Proceeds from sales of shares	6,652,889,044	6,044,906,528
Reinvestment of distributions	30,070,456	–
Cost of shares redeemed	(502,679,420)	(1,676,532)
Net increase (decrease) in net assets resulting from share transactions	6,180,280,080	6,043,229,996
Total increase (decrease) in net assets	5,173,846,953	6,226,806,166
Net Assets
Beginning of period	6,226,806,166	–
End of period	$11,400,653,119	$6,226,806,166
Other Information
Shares
Sold	656,978,342	610,767,928
Issued in reinvestment of distributions	2,847,581	–
Redeemed	(49,491,904)	(166,018)
Net increase (decrease)	610,334,019	610,601,910

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Overseas Fund

	Six months ended (Unaudited) April 30,	Year endedOctober 31,
	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.07	.06C
Net realized and unrealized gain (loss)	(.89)	.14
Total from investment operations	(.82)	.20
Distributions from net investment income	(.04)	–
Total distributions	(.04)	–
Net asset value, end of period	$9.34	$10.20
Total ReturnD	(8.08)%	2.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%G	.01%G
Expenses net of fee waivers, if any	.01%G	.01%G
Expenses net of all reductions	.01%G	.01%G
Net investment income (loss)	1.53%G	1.69%C,G
Supplemental Data
Net assets, end of period (000 omitted)	$11,400,653	$6,226,806
Portfolio turnover rateH	37%G	12%I,J

 A For the period June 21, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$506,120,053
Gross unrealized depreciation	(1,043,751,048)
Net unrealized appreciation (depreciation)	$(537,630,995)
Tax cost	$12,346,364,085

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,072,608)
Total capital loss carryforward	$(2,072,608)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Overseas Fund	7,749,731,400	1,591,016,957

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Overseas Fund	$11,285

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $731,768,541 in exchange for 73,470,737 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Overseas Fund	$740

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $3,062. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	.01%	$1,000.00	$919.20	$.05
Hypothetical-C		$1,000.00	$1,024.81	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR undertakes to pay all operating expenses of the fund with certain exceptions.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through February 28, 2023.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SOV-SANN-0620
1.9894004.100

Fidelity® Infrastructure Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Dominion Energy, Inc.	5.7
Iberdrola SA	5.5
Enbridge, Inc.	5.3
TC Energy Corp.	4.9
Enel SpA	4.8
26.2

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Utilities	40.3
Real Estate	19.1
Energy	18.6
Industrials	14.1
Communication Services	4.5

Asset Allocation (% of fund's net assets)

As of April 30, 2020*
Stocks	96.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments – 56.8%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
COMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.5%
Cellnex Telecom SA (a)	7,495	$392,600
Infrastrutture Wireless Italiane SpA (a)	4,982	52,712
		445,312
ENERGY - 18.6%
Oil, Gas & Consumable Fuels - 18.6%
Cheniere Energy Partners LP	6,337	213,747
Enbridge, Inc.	17,173	526,189
Enterprise Products Partners LP	11,574	203,239
TC Energy Corp.	10,494	482,952
The Williams Companies, Inc.	21,500	416,455
		1,842,582
INDUSTRIALS - 14.1%
Commercial Services & Supplies - 0.8%
Waste Connection, Inc. (United States)	934	80,240
Construction & Engineering - 4.6%
Ferrovial SA	9,466	236,512
VINCI SA	2,697	220,944
		457,456
Road & Rail - 3.0%
Norfolk Southern Corp.	210	35,931
Rumo SA (b)	61,087	222,312
Union Pacific Corp.	227	36,272
		294,515
Transportation Infrastructure - 5.7%
Aena Sme SA (a)	1,132	143,278
Enav SpA (a)	18,041	80,860
Grupo Aeroportuario Norte S.A.B. de CV ADR	7,400	214,896
Shanghai International Airport Co. Ltd. (A Shares)	12,907	127,828
		566,862

TOTAL INDUSTRIALS		1,399,073

REAL ESTATE - 19.1%
Equity Real Estate Investment Trusts (REITs) - 19.1%
American Tower Corp.	905	215,390
CoreSite Realty Corp.	1,914	231,958
Crown Castle International Corp.	1,596	254,450
Digital Realty Trust, Inc.	2,084	311,537
Equinix, Inc.	380	256,576
Prologis, Inc.	2,735	244,044
SBA Communications Corp. Class A	617	178,881
Warehouses de Pauw	7,434	203,664
		1,896,500
UTILITIES - 40.0%
Electric Utilities - 20.7%
Enel SpA	69,579	475,256
Energias de Portugal SA	60,270	254,280
Equatorial Energia SA	6,092	20,535
Iberdrola SA	54,919	546,323
NextEra Energy, Inc.	1,392	321,719
ORSTED A/S (a)	2,303	232,828
Scottish & Southern Energy PLC	12,728	199,643
		2,050,584
Independent Power and Renewable Electricity Producers - 5.8%
Atlantica Yield PLC	8,745	209,355
NextEra Energy Partners LP	4,117	207,044
The AES Corp.	11,921	157,953
		574,352
Multi-Utilities - 13.5%
Ameren Corp.	1,172	85,263
Dominion Energy, Inc.	7,340	566,135
National Grid PLC	38,406	451,701
RWE AG	7,968	229,121
		1,332,220

TOTAL UTILITIES		3,957,156

TOTAL COMMON STOCKS
(Cost $10,219,878)		9,540,623

Nonconvertible Preferred Stocks - 0.3%
UTILITIES - 0.3%
Water Utilities - 0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR
(Cost $53,915)	3,728	28,556

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.16% (c)
(Cost $213,966)	213,902	213,966
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $10,487,759)		9,783,145
NET OTHER ASSETS (LIABILITIES) - 1.2%		122,031
NET ASSETS - 100%		$9,905,176

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $902,278 or 9.1% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,227
Total	$1,227

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$445,312	$445,312	$--	$--
Energy	1,842,582	1,842,582	--	--
Industrials	1,399,073	1,050,301	348,772	--
Real Estate	1,896,500	1,896,500	--	--
Utilities	3,985,712	2,764,490	1,221,222	--
Money Market Funds	213,966	213,966	--	--
Total Investments in Securities:	$9,783,145	$8,213,151	$1,569,994	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	43.2%
Spain	13.3%
Canada	11.0%
United Kingdom	8.7%
Italy	6.1%
Brazil	2.7%
Portugal	2.6%
Denmark	2.4%
Germany	2.3%
France	2.2%
Mexico	2.2%
Belgium	2.0%
China	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,273,793)	$9,569,179
Fidelity Central Funds (cost $213,966)	213,966
Total Investment in Securities (cost $10,487,759)		$9,783,145
Foreign currency held at value (cost $5,045)		5,045
Receivable for investments sold		106,795
Receivable for fund shares sold		32,689
Dividends receivable		7,324
Distributions receivable from Fidelity Central Funds		65
Prepaid expenses		14,404
Receivable from investment adviser for expense reductions		8,082
Other receivables		98
Total assets		9,957,647
Liabilities
Payable for fund shares redeemed	$15,438
Accrued management fee	5,522
Custody fees payable	11,248
Audit fees payable	17,003
Other affiliated payables	2,271
Other payables and accrued expenses	989
Total liabilities		52,471
Net Assets		$9,905,176
Net Assets consist of:
Paid in capital		$11,243,045
Total accumulated earnings (loss)		(1,337,869)
Net Assets		$9,905,176
Net Asset Value, offering price and redemption price per share ($9,905,176 ÷ 1,051,082 shares)		$9.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period November 5, 2019 (commencement of operations) to April 30, 2020 (Unaudited)
Investment Income
Dividends		$66,937
Non-Cash dividends		4,264
Income from Fidelity Central Funds		1,227
Income before foreign taxes withheld		72,428
Less foreign taxes withheld		(5,036)
Total income		67,392
Expenses
Management fee	$20,888
Transfer agent fees	8,096
Accounting fees and expenses	1,189
Custodian fees and expenses	16,883
Independent trustees' fees and expenses	12
Registration fees	15,385
Audit	20,102
Legal	2
Miscellaneous	936
Total expenses before reductions	83,493
Expense reductions	(52,171)
Total expenses after reductions		31,322
Net investment income (loss)		36,070
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(661,084)
Fidelity Central Funds	63
Foreign currency transactions	1,701
Total net realized gain (loss)		(659,320)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(704,614)
Assets and liabilities in foreign currencies	(65)
Total change in net unrealized appreciation (depreciation)		(704,679)
Net gain (loss)		(1,363,999)
Net increase (decrease) in net assets resulting from operations		$(1,327,929)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period November 5, 2019 (commencement of operations) to April 30, 2020 (Unaudited)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,070
Net realized gain (loss)	(659,320)
Change in net unrealized appreciation (depreciation)	(704,679)
Net increase (decrease) in net assets resulting from operations	(1,327,929)
Distributions to shareholders	(9,940)
Share transactions
Proceeds from sales of shares	14,740,594
Reinvestment of distributions	9,617
Cost of shares redeemed	(3,507,166)
Net increase (decrease) in net assets resulting from share transactions	11,243,045
Total increase (decrease) in net assets	9,905,176
Net Assets
Beginning of period	–
End of period	$9,905,176
Other Information
Shares
Sold	1,434,408
Issued in reinvestment of distributions	941
Redeemed	(384,267)
Net increase (decrease)	1,051,082

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Infrastructure Fund

Six months ended (Unaudited) April 30,
2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	(.60)
Total from investment operations	(.54)
Distributions from net investment income	(.04)
Total distributions	(.04)
Net asset value, end of period	$9.42
Total ReturnC,D	(5.45)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.71%G,H
Expenses net of fee waivers, if any	1.01%G,H
Expenses net of all reductions	1.01%G,H
Net investment income (loss)	1.19%G,H
Supplemental Data
Net assets, end of period (000 omitted)	$9,905
Portfolio turnover rateI	29%J

 A For the period November 5, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Proxy expenses are not annualized.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Infrastructure Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$370,636
Gross unrealized depreciation	(1,257,833)
Net unrealized appreciation (depreciation)	$(887,197)
Tax cost	$10,670,342

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Infrastructure Fund	12,898,643	1,949,659

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .26% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Infrastructure Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Infrastructure Fund	$85

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Infrastructure Fund	$1

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.00% of average net assets. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $51,980.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $172 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $14.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $5.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 5, 2019 to April 30, 2020). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value April 30, 2020	Expenses Paid During Period
Actual	1.01%	$1,000.00	$945.50	$4.78-B
Hypothetical-C		$1,000.00	$1,019.84	$5.07-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/366 (to reflect the period November 5, 2019 to April 30, 2020).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Infrastructure Fund

At its September 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 1.00% through February 28, 2021.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Infrastructure Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio. The Board further considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the approval of the management contract and sub-advisory agreements in September 2019. The Board noted that, because the fund did not commence operations until October 2019, no new competitive management fee and expense information was considered by the Board.

Management Fee.  The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 1.00% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the Fidelity funds and servicing the Fidelity funds' shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the Fidelity funds. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the Fidelity fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the Fidelity funds, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ISF-SANN-0620
1.9896236.100

Fidelity® Enduring Opportunities Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Microsoft Corp.	3.3
Amazon.com, Inc.	2.7
Facebook, Inc. Class A	1.5
Alphabet, Inc. Class C	1.3
Alphabet, Inc. Class A	1.2
10.0

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	20.2
Consumer Discretionary	17.2
Industrials	14.5
Financials	11.9
Communication Services	9.0

Asset Allocation (% of fund's net assets)

As of April 30, 2020 *
Stocks	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 40.8%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
COMMUNICATION SERVICES - 9.0%
Entertainment - 2.3%
Activision Blizzard, Inc.	530	$33,777
Netflix, Inc. (a)	136	57,100
Sea Ltd. ADR (a)	194	10,783
The Walt Disney Co.	395	42,719
		144,379
Interactive Media & Services - 5.3%
Adevinta ASA Class B	1,587	13,128
Alphabet, Inc.:
Class A (a)	57	76,762
Class C (a)	58	78,222
Facebook, Inc. Class A (a)	438	89,663
Rightmove PLC	1,684	10,554
Tencent Holdings Ltd.	970	50,992
Yandex NV Series A (a)	229	8,652
		327,973
Media - 1.4%
Charter Communications, Inc. Class A (a)	71	35,161
Comcast Corp. Class A	1,116	41,995
Schibsted ASA (A Shares)	615	13,050
		90,206

TOTAL COMMUNICATION SERVICES		562,558

CONSUMER DISCRETIONARY - 17.2%
Auto Components - 0.3%
DENSO Corp.	445	15,643
Automobiles - 0.9%
Ferrari NV	84	13,200
Maruti Suzuki India Ltd.	215	15,266
Toyota Motor Corp.	484	29,924
		58,390
Diversified Consumer Services - 1.0%
Arco Platform Ltd. Class A (a)	211	10,596
Grand Canyon Education, Inc. (a)	268	23,053
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	96	12,255
TAL Education Group ADR (a)	342	18,533
		64,437
Hotels, Restaurants & Leisure - 3.2%
Compass Group PLC	1,034	17,400
Domino's Pizza, Inc.	99	35,831
Hilton Worldwide Holdings, Inc.	382	28,921
Jollibee Food Corp.	4,695	13,248
Marriott International, Inc. Class A	339	30,829
Oriental Land Co. Ltd.	108	13,767
Starbucks Corp.	448	34,375
Yum! Brands, Inc.	293	25,324
		199,695
Household Durables - 0.6%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,200	9,168
Midea Group Co. Ltd. (A Shares)	1,200	8,979
NVR, Inc. (a)	7	21,700
		39,847
Internet & Direct Marketing Retail - 5.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	286	57,964
Amazon.com, Inc. (a)	67	165,758
Delivery Hero AG (a)(b)	237	19,998
Meituan Dianping Class B (a)	900	12,050
MercadoLibre, Inc. (a)	38	22,173
Naspers Ltd. Class N	137	21,324
Ocado Group PLC (a)	695	14,045
The Booking Holdings, Inc. (a)	19	28,131
		341,443
Multiline Retail - 0.3%
B&M European Value Retail SA	3,166	13,271
Lojas Renner SA	863	6,093
		19,364
Specialty Retail - 3.7%
Fast Retailing Co. Ltd.	40	18,970
Five Below, Inc. (a)	240	21,638
Floor & Decor Holdings, Inc. Class A (a)	560	23,744
Inditex SA	552	14,138
Lowe's Companies, Inc.	309	32,368
Nitori Holdings Co. Ltd.	90	13,855
The Home Depot, Inc.	240	52,759
TJX Companies, Inc.	563	27,615
Ulta Beauty, Inc. (a)	110	23,971
		229,058
Textiles, Apparel & Luxury Goods - 1.7%
Hermes International SCA	24	17,563
LVMH Moet Hennessy Louis Vuitton SE	65	25,129
Moncler SpA	377	14,171
NIKE, Inc. Class B	421	36,703
Shenzhou International Group Holdings Ltd.	900	10,387
		103,953

TOTAL CONSUMER DISCRETIONARY		1,071,830

CONSUMER STAPLES - 6.6%
Beverages - 2.0%
Ambev SA	4,206	8,771
China Resources Beer Holdings Co. Ltd.	2,000	9,420
Davide Campari-Milano SpA	1,511	11,707
Fever-Tree Drinks PLC	877	19,220
Kweichow Moutai Co. Ltd. (A Shares)	100	17,789
Pernod Ricard SA	97	14,786
The Coca-Cola Co.	948	43,504
		125,197
Food & Staples Retailing - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	597	16,658
Avenue Supermarts Ltd. (a)(b)	323	10,126
Clicks Group Ltd.	635	7,910
Costco Wholesale Corp.	137	41,511
Wal-Mart de Mexico SA de CV Series V	5,524	13,287
Walmart, Inc.	379	46,067
Welcia Holdings Co. Ltd.	347	25,092
		160,651
Food Products - 0.8%
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	500	8,620
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	2,900	11,874
Kerry Group PLC Class A	156	17,899
Vietnam Dairy Products Corp.	2,300	9,727
		48,120
Household Products - 0.2%
Unicharm Corp.	377	13,876
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	164	28,930
Kao Corp.	223	17,197
Shiseido Co. Ltd.	266	15,639
		61,766

TOTAL CONSUMER STAPLES		409,610

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Cheniere Energy, Inc. (a)	528	24,652
Enterprise Products Partners LP	1,259	22,108
PrairieSky Royalty Ltd.	2,283	16,697
Reliance Industries Ltd.	968	18,825
		82,282
FINANCIALS - 11.8%
Banks - 4.6%
Bank of America Corp.	1,929	46,392
Close Brothers Group PLC	924	12,697
Credicorp Ltd. (United States)	84	12,518
FinecoBank SpA	1,178	13,090
First Republic Bank	241	25,134
HDFC Bank Ltd.	861	11,309
JPMorgan Chase & Co.	652	62,436
KBC Groep NV	315	17,086
Kotak Mahindra Bank Ltd.	689	12,376
M&T Bank Corp.	223	24,994
PNC Financial Services Group, Inc.	217	23,147
PT Bank Central Asia Tbk	6,531	11,313
Skandiabanken ASA (b)	2,824	15,078
		287,570
Capital Markets - 5.3%
Amundi SA (b)	203	13,481
Avanza Bank Holding AB	1,492	18,026
Brookfield Asset Management, Inc. (Canada) Class A	549	18,553
Charles Schwab Corp.	709	26,743
CME Group, Inc.	168	29,939
HDFC Asset Management Co. Ltd. (a)(b)	323	10,815
HUB24 Ltd.	2,940	18,486
Indian Energy Exchange Ltd. (b)	5,379	10,739
Moody's Corp.	137	33,414
Morningstar, Inc.	152	23,706
Netwealth Group Ltd.	3,015	14,771
Partners Group Holding AG	19	14,956
Raymond James Financial, Inc.	295	19,446
S&P Global, Inc.	125	36,610
St. James's Place Capital PLC	1,380	14,798
Value Partners Group Ltd.	30,000	11,907
VZ Holding AG	188	13,147
		329,537
Consumer Finance - 0.3%
Bajaj Finance Ltd.	323	9,878
H&T Group PLC	2,259	8,820
		18,698
Insurance - 1.3%
Chubb Ltd.	221	23,870
FBD Holdings PLC	887	7,018
Hannover Reuck SE	97	15,466
HDFC Standard Life Insurance Co. Ltd. (a)(b)	1,506	9,975
Hiscox Ltd.	632	5,593
RenaissanceRe Holdings Ltd.	140	20,441
		82,363
Thrifts & Mortgage Finance - 0.3%
Housing Development Finance Corp. Ltd.	753	19,051

TOTAL FINANCIALS		737,219

HEALTH CARE - 6.7%
Biotechnology - 0.2%
Xencor, Inc. (a)	400	11,692
Health Care Equipment & Supplies - 3.5%
Boston Scientific Corp. (a)	774	29,010
Fisher & Paykel Healthcare Corp.	1,175	19,630
Genmark Diagnostics, Inc. (a)	3,073	38,443
Hoya Corp.	208	19,122
Intuitive Surgical, Inc. (a)	58	29,631
Masimo Corp. (a)	109	23,316
ResMed, Inc.	217	33,704
The Cooper Companies, Inc.	93	26,663
		219,519
Health Care Providers & Services - 1.2%
Ryman Healthcare Group Ltd.	2,115	15,429
UnitedHealth Group, Inc.	209	61,126
WIN-Partners Co. Ltd.	200	1,672
		78,227
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	230	18,370
Lonza Group AG	45	19,646
Mettler-Toledo International, Inc. (a)	39	28,078
Sartorius Stedim Biotech	90	21,599
Wuxi Biologics (Cayman), Inc. (a)(b)	700	10,897
		98,590
Pharmaceuticals - 0.2%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares) (a)	800	10,390

TOTAL HEALTH CARE		418,418

INDUSTRIALS - 14.5%
Aerospace & Defense - 0.9%
Northrop Grumman Corp.	94	31,083
Teledyne Technologies, Inc. (a)	78	25,402
		56,485
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	345	24,461
Deutsche Post AG	487	14,467
DSV A/S	142	14,652
Expeditors International of Washington, Inc.	351	25,133
ZTO Express (Cayman), Inc. sponsored ADR	475	14,136
		92,849
Airlines - 0.4%
Ryanair Holdings PLC sponsored ADR (a)	213	13,519
Spirit Airlines, Inc. (a)	538	8,081
		21,600
Building Products - 1.1%
Allegion PLC	241	24,230
Armstrong World Industries, Inc.	265	20,426
ASSA ABLOY AB (B Shares)	671	12,012
Kingspan Group PLC (Ireland)	288	14,676
		71,344
Commercial Services & Supplies - 1.1%
Cintas Corp.	101	22,405
Copart, Inc. (a)	325	26,036
Prosegur Compania de Seguridad SA (Reg.)	4,925	10,837
Waste Connection, Inc. (Canada)	128	11,013
		70,291
Construction & Engineering - 0.2%
Sweco AB (B Shares)	322	11,001
Electrical Equipment - 1.1%
AMETEK, Inc.	290	24,322
Nidec Corp.	256	14,903
Somfy SA	121	10,130
Vestas Wind Systems A/S	195	16,745
		66,100
Industrial Conglomerates - 1.0%
Honeywell International, Inc.	219	31,076
Roper Technologies, Inc.	87	29,670
		60,746
Machinery - 3.3%
Atlas Copco AB (A Shares)	431	14,854
ESCO Technologies, Inc.	279	21,288
Fortive Corp.	390	24,960
Haitian International Holdings Ltd.	4,800	8,493
IDEX Corp.	166	25,503
Kone OYJ (B Shares)	241	14,610
Minebea Mitsumi, Inc.	939	15,267
Rational AG	23	11,110
Schindler Holding AG (participation certificate)	52	11,556
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,900	13,298
SMC Corp.	38	17,351
Spirax-Sarco Engineering PLC	138	15,170
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	4,900	14,997
		208,457
Marine - 0.2%
SITC International Holdings Co. Ltd.	13,000	12,842
Professional Services - 2.4%
Centre Testing International Group Co. Ltd. (A Shares)	4,700	11,223
CoStar Group, Inc. (a)	51	33,061
Equifax, Inc.	184	25,558
Experian PLC	557	16,727
Exponent, Inc.	387	27,218
Funai Soken Holdings, Inc.	570	12,301
Recruit Holdings Co. Ltd.	697	20,332
		146,420
Trading Companies & Distributors - 1.2%
AddTech AB (B Shares)	372	10,085
Imcd NV	161	14,242
Indutrade AB	392	12,602
MonotaRO Co. Ltd.	479	15,488
SiteOne Landscape Supply, Inc. (a)	270	23,930
		76,347
Transportation Infrastructure - 0.1%
Shanghai International Airport Co. Ltd. (A Shares)	900	8,913

TOTAL INDUSTRIALS		903,395

INFORMATION TECHNOLOGY - 20.2%
Electronic Equipment & Components - 2.3%
Amphenol Corp. Class A	270	23,830
CDW Corp.	203	22,492
Cognex Corp.	529	29,222
Keyence Corp.	67	24,205
Lagercrantz Group AB (B Shares)	998	13,810
Murata Manufacturing Co. Ltd.	308	17,355
Renishaw PLC	317	14,070
		144,984
IT Services - 3.3%
Adyen BV (a)(b)	17	16,789
Amadeus IT Holding SA Class A	296	14,246
Black Knight, Inc. (a)	393	27,734
Capgemini SA	183	17,194
Econocom Group SA	4,447	8,567
Edenred SA	355	14,305
GMO Internet, Inc.	806	17,718
Keywords Studios PLC	974	19,542
Maximus, Inc.	320	21,542
Network International Holdings PLC (b)	3,012	15,744
Reply SpA	225	15,731
Softcat PLC	1,072	15,257
		204,369
Semiconductors & Semiconductor Equipment - 3.1%
ASML Holding NV (Netherlands)	102	29,793
Disco Corp.	66	14,976
Entegris, Inc.	467	25,325
Lam Research Corp.	107	27,315
Silicon Laboratories, Inc. (a)	110	10,694
Taiwan Semiconductor Manufacturing Co. Ltd.	3,900	39,272
Tokyo Electron Ltd.	89	18,955
Universal Display Corp.	171	25,671
		192,001
Software - 11.5%
Adobe, Inc. (a)	146	51,631
Altium Ltd.	725	15,915
ANSYS, Inc. (a)	113	29,587
Atlassian Corp. PLC (a)	111	17,259
Cadence Design Systems, Inc. (a)	405	32,858
Ceridian HCM Holding, Inc. (a)	484	28,541
Constellation Software, Inc.	15	14,424
Coupa Software, Inc. (a)	184	32,401
CyberArk Software Ltd. (a)	137	13,530
Dassault Systemes SA	110	16,099
Intuit, Inc.	129	34,805
Microsoft Corp.	1,130	202,507
Money Forward, Inc. (a)	309	14,483
Nemetschek Se	243	15,312
Paycom Software, Inc. (a)	102	26,624
PROS Holdings, Inc. (a)	480	16,507
Salesforce.com, Inc. (a)	253	40,973
SAP SE	224	26,680
SimCorp A/S	145	13,416
Synopsys, Inc. (a)	198	31,110
Workday, Inc. Class A (a)	167	25,701
Xero Ltd. (a)	280	14,315
		714,678

TOTAL INFORMATION TECHNOLOGY		1,256,032

MATERIALS - 4.4%
Chemicals - 3.8%
Air Products & Chemicals, Inc.	139	31,356
Asian Paints Ltd.	377	8,798
Ecolab, Inc.	157	30,380
Givaudan SA	5	16,747
LG Chemical Ltd.	45	13,946
Linde PLC	200	36,798
Quaker Chemical Corp.	161	24,491
Sherwin-Williams Co.	56	30,037
Sika AG	107	17,703
Symrise AG	135	13,677
Umicore SA	307	13,306
		237,239
Construction Materials - 0.2%
James Hardie Industries PLC CDI	826	11,858
Containers & Packaging - 0.4%
Aptargroup, Inc.	220	23,558

TOTAL MATERIALS		272,655

REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 3.4%
American Tower Corp.	169	40,222
ARGAN SA	161	12,527
Big Yellow Group PLC	1,099	14,839
Equinix, Inc.	57	38,486
Equity Lifestyle Properties, Inc.	374	22,556
Extra Space Storage, Inc.	294	25,943
Irish Residential Properties REIT PLC	8,998	12,700
National Storage (REIT) unit	12,575	14,124
Safestore Holdings PLC	1,492	13,511
Warehouses de Pauw	625	17,123
		212,031
Real Estate Management & Development - 0.9%
Amasten Fastighets AB (a)	19,380	13,292
Ayala Land, Inc.	15,559	9,702
Longfor Properties Co. Ltd. (b)	2,000	10,168
Oberoi Realty Ltd. (a)	1,721	7,788
Vonovia SE	320	15,798
		56,748

TOTAL REAL ESTATE		268,779

UTILITIES - 1.2%
Electric Utilities - 0.7%
Equatorial Energia SA	2,119	7,143
NextEra Energy, Inc.	163	37,673
		44,816
Water Utilities - 0.5%
American Water Works Co., Inc.	223	27,137

TOTAL UTILITIES		71,953

TOTAL COMMON STOCKS
(Cost $6,190,262)		6,054,731

Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.1%
Banks - 0.1%
Banco ABC Brasil SA	3,190	8,383
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Sartorius AG (non-vtg.)	62	17,448
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $25,201)		25,831

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.16% (c)
(Cost $152,796)	152,756	152,802
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $6,368,259)		6,233,364
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,222)
NET ASSETS - 100%		$6,230,142

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $143,810 or 2.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,131
Total	$1,131

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$562,558	$511,566	$50,992	$--
Consumer Discretionary	1,071,830	860,204	211,626	--
Consumer Staples	409,610	301,308	108,302	--
Energy	82,282	63,457	18,825	--
Financials	745,602	569,870	175,732	--
Health Care	435,866	379,520	56,346	--
Industrials	903,395	674,634	228,761	--
Information Technology	1,256,032	1,079,937	176,095	--
Materials	272,655	225,016	47,639	--
Real Estate	268,779	213,705	55,074	--
Utilities	71,953	71,953	--	--
Money Market Funds	152,802	152,802	--	--
Total Investments in Securities:	$6,233,364	$5,103,972	$1,129,392	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.2%
Japan	6.2%
Cayman Islands	3.9%
United Kingdom	3.5%
France	2.6%
India	2.4%
Germany	2.2%
Ireland	2.2%
Switzerland	2.0%
China	1.7%
Sweden	1.7%
Netherlands	1.3%
Canada	1.3%
Australia	1.0%
Others (Individually Less Than 1%)	8.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,215,463)	$6,080,562
Fidelity Central Funds (cost $152,796)	152,802
Total Investment in Securities (cost $6,368,259)		$6,233,364
Cash		17,058
Foreign currency held at value (cost $745)		746
Receivable for fund shares sold		13,769
Dividends receivable		6,494
Distributions receivable from Fidelity Central Funds		17
Prepaid expenses		14,404
Receivable from investment adviser for expense reductions		10,080
Other receivables		82
Total assets		6,296,014
Liabilities
Payable for investments purchased	$23,718
Payable for fund shares redeemed	9,167
Accrued management fee	3,153
Other affiliated payables	965
Other payables and accrued expenses	28,869
Total liabilities		65,872
Net Assets		$6,230,142
Net Assets consist of:
Paid in capital		$6,451,175
Total accumulated earnings (loss)		(221,033)
Net Assets		$6,230,142
Net Asset Value, offering price and redemption price per share ($6,230,142 ÷ 643,271 shares)		$9.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period November 5, 2019 (commencement of operations) to April 30, 2020 (Unaudited)
Investment Income
Dividends		$28,920
Income from Fidelity Central Funds		1,131
Income before foreign taxes withheld		30,051
Less foreign taxes withheld		(1,506)
Total income		28,545
Expenses
Management fee	$16,214
Transfer agent fees	3,927
Accounting fees and expenses	923
Custodian fees and expenses	16,959
Independent trustees' fees and expenses	10
Registration fees	15,165
Audit	16,203
Legal	2
Miscellaneous	885
Total expenses before reductions	70,288
Expense reductions	(43,545)
Total expenses after reductions		26,743
Net investment income (loss)		1,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(79,909)
Fidelity Central Funds	4
Foreign currency transactions	107
Total net realized gain (loss)		(79,798)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,086)	(138,987)
Fidelity Central Funds	6
Assets and liabilities in foreign currencies	32
Total change in net unrealized appreciation (depreciation)		(138,949)
Net gain (loss)		(218,747)
Net increase (decrease) in net assets resulting from operations		$(216,945)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period November 5, 2019 (commencement of operations) to April 30, 2020 (Unaudited)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,802
Net realized gain (loss)	(79,798)
Change in net unrealized appreciation (depreciation)	(138,949)
Net increase (decrease) in net assets resulting from operations	(216,945)
Distributions to shareholders	(4,088)
Share transactions
Proceeds from sales of shares	7,126,491
Reinvestment of distributions	3,945
Cost of shares redeemed	(679,261)
Net increase (decrease) in net assets resulting from share transactions	6,451,175
Total increase (decrease) in net assets	6,230,142
Net Assets
Beginning of period	–
End of period	$6,230,142
Other Information
Shares
Sold	714,415
Issued in reinvestment of distributions	381
Redeemed	(71,525)
Net increase (decrease)	643,271

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Enduring Opportunities Fund

Six months ended (Unaudited) April 30,
2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	–C
Net realized and unrealized gain (loss)	(.30)
Total from investment operations	(.30)
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$9.69
Total ReturnD,E	(3.01)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.94%H,I
Expenses net of fee waivers, if any	1.12%H,I
Expenses net of all reductions	1.11%H,I
Net investment income (loss)	.09%H,I
Supplemental Data
Net assets, end of period (000 omitted)	$6,230
Portfolio turnover rateJ	6%K

 A For the period November 5, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Proxy expenses are not annualized.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Enduring Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) regular trading hours on the NASDAQ exchange, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$396,098
Gross unrealized depreciation	(531,002)
Net unrealized appreciation (depreciation)	$(134,904)
Tax cost	$6,368,268

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Enduring Opportunities Fund	6,610,970	315,588

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI ACWI (All Country World Index) Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until November 1, 2020. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Enduring Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Enduring Opportunities Fund	$23

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are less than $1. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.10% of average net assets. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $41,879.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $143 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $23.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $8.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 47% of the total outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 5, 2019 to April 30, 2020). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value April 30, 2020	Expenses Paid During Period
Actual	1.12%	$1,000.00	$969.90	$5.37-B
Hypothetical-C		$1,000.00	$1,019.29	$5.62-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/366 (to reflect the period November 5, 2019 to April 30, 2020).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Enduring Opportunities Fund

At its September 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure. The Board, recognizing that the fund is a new fund and therefore had no historical performance upon which to evaluate the effect of the performance adjustment, noted that it would be able to evaluate its effects in connection with future renewals of the fund's Advisory Contracts.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 1.10% through February 28, 2021.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Enduring Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio. The Board further considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the approval of the management contract and sub-advisory agreements in September 2019. The Board noted that, because the fund did not commence operations until October 2019, no new competitive management fee and expense information was considered by the Board.

Management Fee.  The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 1.10% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the Fidelity funds and servicing the Fidelity funds' shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the Fidelity funds. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the Fidelity fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the Fidelity funds, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

IDF-SANN-0620
1.9896222.100

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Investment Trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Investment Trust’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 22, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	June 22, 2020